AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 2009

SECURITIES ACT FILE NO. 333- 156991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS VARIABLE SERIES I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

One Beacon Street

Boston, Massachusetts 02108

(Name and Address of Agent for Service)

With copies to:

Thomas Hiller, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

Approximate date of proposed public offering:    As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Janus Growth & Income VIP

DWS Variable Series II

Q&A

Q What is happening?

A DWS Investments is proposing to merge DWS Janus Growth & Income VIP into DWS Capital Growth VIP.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Janus Growth & Income VIP into DWS Capital Growth VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Janus Growth & Income VIP is a series, has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or variable annuity contract offered by my insurance company. I am not a shareholder of the fund. Why am I being asked to vote on a proposal for DWS Janus Growth & Income VIP shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Janus Growth & Income VIP. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the fund. Thus, you are not the “shareholder” of DWS Janus Growth & Income VIP; rather, your insurance company is

Q&A continued

the shareholder. However, you have the right to instruct your insurance company on how to vote the fund shares corresponding to your investment.

The attached proxy statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting shares of the fund, whether or not they are shareholders, are described as voting for purposes of the proxy statement.

Q Why has this proposal been made for the fund?

A DWS Investments believes that the proposed merger is in the best interests of DWS Janus Growth & Income VIP for several reasons. DWS Investments believes that the merger will result in lower management fees and lower operational expenses through economies of scale. In addition, DWS Investments believes that the merger will benefit Contract Owners (as defined on page 1 of the enclosed Prospectus/Proxy Statement) by transitioning their investment into DWS Capital Growth VIP, a fund with more favorable performance over recent years and that is open to broader distribution, both of which may subsequently lead to additional sales and additional economies of scale. Finally, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. Accordingly, DWS Investments proposed the merger of DWS Janus Growth & Income VIP into DWS Capital Growth VIP.

While DWS Investments believes that DWS Capital Growth VIP should provide a comparable investment opportunity for shareholders of DWS Janus Growth & Income VIP, there are a number of differences in the portfolios of the funds. If the merger is approved by shareholders of DWS Janus Growth & Income VIP, DWS Investments expects that all of DWS Janus Growth & Income VIP’s holdings will be liquidated after shareholder approval and prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with DWS Capital Growth VIP’s current implementation of its investment objective, policies, restrictions and strategies. The repositioning of DWS Janus Growth & Income VIP’s portfolio prior to the merger will involve transaction costs which will be borne by DWS Janus Growth & Income VIP subject to an expense cap agreed to by Deutsche Investment Management Americas Inc.

Q&A continued

(“DIMA”), DWS Janus Growth & Income VIP’s investment adviser. Pursuant to the expense cap, DIMA will pay any one-time merger costs, including the transaction costs associated with repositioning DWS Janus Growth & Income VIP’s portfolio, to the extent those costs exceed the estimated total one-year benefit expected to be realized by DWS Janus Growth & Income VIP through the proposed merger. See page 23 of the enclosed Prospectus/Proxy Statement for more information regarding the costs of the merger and DIMA’s agreement to cap expenses.

Contract Owners may continue to instruct their insurance company on how to invest proceeds relating to their Contract, including effecting sales into or out of DWS Janus Growth & Income VIP. Contract Owners should contact their insurance company for further information regarding their investment.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Before or after the merger, you may instruct your insurance company to direct proceeds relating to your Contract out of DWS Janus Growth & Income VIP and into other investments (such direction, a “Transfer”). A Contract Owner will not be subject to tax at the time of a Transfer. However, a Contract Owner’s insurance company may charge a fee for Transfers. If you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal before or after the merger, you may be subject to taxes and tax penalties; therefore, you may wish to consult a tax advisor before doing so.

Q Upon the merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. However, the number of shares owned by your insurance company on your behalf will likely change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of DWS Janus Growth & Income VIP, which will probably be different from the net asset value per share of DWS Capital Growth VIP.

Q&A continued

Q When would the merger take place?

A If approved, the merger would occur on or about April 27, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Capital Growth VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-963-6127, or your insurance company.

DWS JANUS GROWTH & INCOME VIP

A Message from the President of DWS Variable Series II

            , 2009

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Janus Growth & Income VIP (“Janus Growth & Income”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Janus Growth & Income to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Janus Growth & Income, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus Growth & Income in complete liquidation and termination of Janus Growth & Income.

DWS Investments has proposed the merger of Janus Growth & Income into Capital Growth because it believes the proposed merger is in the best interests of Janus Growth & Income for several reasons. DWS Investments believes that the merger will result in lower management fees and lower operational expenses through economies of scale. In addition, DWS Investments believes that the merger will benefit contract owners by transitioning their investment into DWS Capital Growth VIP, a fund with more favorable performance over recent years and that is open to broader distribution, both of which may subsequently lead to additional sales and additional economies of scale. Finally, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. The Board of Trustees of DWS Variable Series II has unanimously approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Janus Growth & Income’s participation in the proposed merger would be in the best interests of Janus Growth & Income and would not dilute the interests of existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Capital Growth, the specific proposal that will be considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, or record your voting instructions by telephone or on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., DWS Janus Growth & Income VIP’s information agent, at 1-866-963-6127 or contact your insurance company. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS JANUS GROWTH & INCOME VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the meeting.

To the Shareholders of DWS Janus Growth & Income VIP (“Janus Growth & Income”):

A Special Meeting of Shareholders of Janus Growth & Income will be held April 13, 2009 at 2:15 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Janus Growth & Income to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Janus Growth & Income, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus Growth & Income in complete liquidation and termination of Janus Growth & Income.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Janus Growth & Income at the close of business on February 10, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting without further notice with respect to the proposal to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the proposal and without further notice. The Board may postpone the Meeting with notice to shareholders entitled to vote at the Meeting.

By order of the Board of Trustees

John Millette

Secretary

                    , 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE VOTING INSTRUCTION FORM, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3. All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS INVESTED IN DWS JANUS GROWTH & INCOME VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. A voting instruction form is, in essence, a ballot. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Janus Growth & Income VIP. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your contract in accordance with the Board’s recommendation on page 22. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received. As a result, a small number of Contract Owners may determine the outcome of the vote.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your voting instruction form and return it by mail, or record your voting instructions by telephone or through the Internet. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form. If you have any questions, please call Computershare Fund Services, Inc., DWS Janus Growth & Income VIP’s information agent, at the special toll-free number we have set up for you 1-866-963-6127 or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

            , 2009

Acquisition of the assets of:	By and in exchange for shares of:

DWS Janus Growth & Income VIP, a series of DWS Variable Series II	DWS Capital Growth VIP, a series of DWS Variable Series I
345 Park Avenue New York, NY 10154 800-778-1482	345 Park Avenue New York, NY 10154 800-778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Janus Growth & Income VIP (“Janus Growth & Income”) into DWS Capital Growth VIP (“Capital Growth”). Janus Growth & Income and Capital Growth are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Janus Growth & Income will receive a number of full and fractional shares of the corresponding class of Capital Growth equal in aggregate value as of the Valuation Time (as defined below on page 22) to the aggregate value of such shareholder’s Janus Growth & Income shares.

Shares of Janus Growth & Income are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Janus Growth & Income as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Janus Growth & Income. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Janus Growth & Income. All persons entitled to direct the voting of shares of Janus Growth & Income, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement is being mailed on or about             , 2009. It explains concisely what you should know before voting on the matter described herein or investing in Capital Growth, a series of DWS Variable Series I, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Capital Growth dated May 1, 2008, as supplemented from time to time, for Class A shares, a copy of which is included with this Prospectus/Proxy Statement (File No. 002-96461);

(ii)	the prospectus of Janus Growth & Income dated May 1, 2008, as supplemented from time to time, for Class A shares (File No. 033-11802);

(iii)	the statement of additional information of Janus Growth & Income dated May 1, 2008, as supplemented from time to time (File No. 033-11802);

(iv)	the statement of additional information relating to the proposed merger, dated 2009 (the “Merger SAI”) (File No. 333-156991); and

(v)	the audited financial statements and related independent registered public accounting firm’s report for Janus Growth & Income contained in the Annual Report for the fiscal year ended December 31, 2008.

No other parts of Janus Growth & Income’s Annual Report are incorporated by reference herein.

The financial highlights for Capital Growth contained in the Annual Report to shareholders for the period ended December 31, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Janus Growth & Income, shares of Capital Growth are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Janus Growth & Income’s information agent, at 1-866-963-6127, or contact your insurance company.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer

Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of DWS Variable Series II (the “Trust”), of which Janus Growth & Income is a series, is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which are referred to herein as a merger of Janus Growth & Income into Capital Growth. If approved by shareholders, all of the assets of Janus Growth & Income will be transferred to Capital Growth solely in exchange for the issuance and delivery to Janus Growth & Income of Class A shares of Capital Growth (“Merger Shares”) with an aggregate value equal to the value of Janus Growth & Income’s assets net of liabilities and for the assumption by Capital Growth of all the liabilities of Janus Growth & Income. All Merger Shares delivered to Janus Growth & Income will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Merger Shares received by Janus Growth & Income will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to an investment in Janus Growth & Income as a result of the merger?

An investment in Janus Growth & Income will, in effect, be exchanged on a federal income tax-free basis for an investment in the same class of Capital Growth with an equal aggregate net asset value as of the Valuation Time (as defined below on page 22).

3.	Why has the Board of the Trust recommended that shareholders approve the merger?

DWS Investments advised the Board that it believes the proposed merger is in the best interests of Janus Growth & Income for several reasons. DWS Investments believes that the merger will result in lower management fees and lower operational expenses through economies of scale. In addition, DWS Investments believes that the merger will benefit contract owners by transitioning their investment into Capital Growth, a fund with more favorable performance over recent years and that is open to broader distribution, both of which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. In determining to recommend that shareholders of Janus Growth & Income approve the merger, the Board considered, among others, the following factors:

•	The compatibility of Janus Growth & Income’s and Capital Growth’s investment strategies.

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees currently paid by Janus Growth & Income.

•	The estimated total operating expense ratio of the relevant class of the combined fund is expected to be lower than the current operating expense ratio of Janus Growth & Income.

The Board has concluded that: (1) the merger is in the best interests of Janus Growth & Income and (2) the interests of the existing shareholders of Janus Growth & Income will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page 20) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. Janus Growth & Income seeks long-term capital growth and current income. In contrast, Capital Growth seeks to provide long-term growth of capital.

Janus Growth & Income normally emphasizes investments in equity securities, which may include initial public offerings, and shifts assets between the growth and income components of its holdings based on portfolio management’s analysis of relevant market, financial and economic conditions. Janus Growth & Income may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities portfolio management believes have income potential. The Fund may invest substantially all of its assets in equity securities if portfolio management believes that equity securities have the potential to appreciate in value. The growth component of the Fund is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential. The income component of the Fund will consist of securities that portfolio management believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes.

Capital Growth normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies, and although the Fund can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) or the Russell 1000 Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). Although the portfolio may invest in companies of any size, it intends to invest primarily in companies whose market capitalizations fall within the normal range of these indices. Capital Growth may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In the case of Janus Growth & Income, portfolio management generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. Portfolio management makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. Similarly, in the case of Capital Growth, in choosing stocks, portfolio management begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by Capital Growth’s portfolio managers may change over time. Portfolio management will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

Janus Growth & Income may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

Janus Growth & Income may also invest in debt securities, high-yield/high-risk bonds and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default. Although it is not a principal investment strategy for the Fund, Janus Growth & Income is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. As a temporary defensive measure, the Fund could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

Although it is not a principal investment strategy for the Fund, Capital Growth is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. Capital Growth may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Fund’s investment policies and restrictions.

While DWS Investments believes that DWS Capital Growth VIP should provide a comparable investment opportunity for shareholders of DWS Janus Growth & Income VIP, there are a number of differences in the portfolios of the funds. If the merger is approved by shareholders of DWS Janus Growth & Income VIP, DWS Investments expects that all of DWS Janus Growth & Income VIP’s holdings will be liquidated after shareholder approval and prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with DWS Capital Growth VIP’s current implementation of its investment objective, policies, restrictions and strategies. The repositioning of DWS Janus Growth & Income VIP’s portfolio prior to the merger will involve transaction costs which will be borne by DWS Janus Growth & Income VIP subject to an expense cap agreed to by Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), DWS Janus Growth & Income VIP’s investment adviser. Pursuant to the expense cap, DIMA will pay any one-time merger costs, including the transaction costs associated with repositioning DWS Janus Growth & Income VIP’s portfolio, to the extent those costs exceed the estimated total one-year benefit expected to be realized by DWS Janus Growth & Income VIP through the proposed merger. See page 23 of the enclosed Prospectus/Proxy Statement for more information regarding the costs of the merger and DIMA’s agreement to cap expenses.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of December 31, 2008, and DWS Investments’ estimation of the portfolio composition of Capital Growth assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Janus Growth & Income	Capital Growth	Capital Growth—Estimated (assuming consummation of merger)(1)
Consumer Discretionary	10%	8%	8%
Consumer Staples	22%	15%	15%
Energy	13%	10%	10%
Financials	5%	3%	3%
Health Care	17%	22%	22%
Industrials	5%	10%	10%
Information Technology	24%	22%	22%
Materials	4%	8%	8%
Telecommunications Services	—	1%	1%
Utilities	—	1%	1%

Total	100%	100%	100%

(1)

Reflects DWS Investments’ estimation of the portfolio composition of Capital Growth subsequent to the merger, taking into account its expectation that after shareholder approval and prior to the merger, all of the portfolio holdings of Janus Growth & Income will be liquidated and proceeds will be used to acquire other securities consistent with the current implementation of investment objective, policies, restrictions and strategies of Capital Growth. There can be no assurance as to actual portfolio composition of Capital Growth subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the expenses that each of the Funds incurred during its most recent fiscal year and the pro forma estimated expense ratios of Capital Growth assuming consummation of the merger as of that date.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Janus Growth & Income. However, there can be no assurance that the merger will result in expense savings. The information below does not reflect charges and fees associated with separate accounts that invest in the Funds and any Contract for which the Funds are investment options. These charges and fees will increase expenses.

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Janus Growth & Income
Class A	0.66%	0.00%	0.20	%(2)	0.86%	—		0.86	%(3)
Capital Growth
Class A	0.37%	0.00%	0.13	%(2)	0.50%	(0.01	)%(4)	0.49%
Capital Growth
(Pro forma combined)(5)
Class A	0.37%	0.00%	0.14	%(2)(6)	0.51%	(0.02	)%(4)	0.49%

(1)

The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (December 31, 2008 for both Funds). The pro forma combined figures assume the consummation of the merger on December 31, 2008 and reflect average net asset levels for both Funds for the 12-month period ended December 31, 2008. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Funds’ expense ratios for the current fiscal year to be higher than the expense information presented.

(2)	Includes 0.10% paid to DIMA, the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(3)

Through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.86% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(4)

Through April 30, 2010, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(5)	Pro forma expenses do not include the expenses expected to be borne by Janus Growth & Income in connection with the merger. See page 23 for additional information on these fees.
(6)	Other expenses are estimated, accounting for the effect of the merger.

Examples

These examples translate the expenses shown in the preceding table (including one year of capped expenses in each period) into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Janus Growth & Income
Assuming you sold your shares at the end of each period.
Class A	$88	$274	$477	$1,061
Assuming you kept your shares.
Class A	$88	$274	$477	$1,061
Capital Growth
Assuming you sold your shares at the end of each period.
Class A	$50	$159	$279	$627
Assuming you kept your shares.
Class A	$50	$159	$279	$627
Capital Growth (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$50	$162	$283	$639
Assuming you kept your shares.
Class A	$50	$162	$283	$639

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of December 31, 2008, Capital Growth and Janus Growth & Income had net assets of $604.4 million and $72.8 million, respectively.

The fee schedule for each Fund is as follows:

Capital Growth (Pre- and Post Merger)		Janus Growth & Income
First $250 million	0.390%	First $250 million	0.665%
Next $750 million	0.365%	Next $750 million	0.640%
Thereafter	0.340%	Next $1.5 billion	0.615%
		Thereafter	0.590%

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Janus Growth & Income or its shareholders as a direct result of the merger. As long as these Contracts qualify as annuity contracts or life insurance under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will the dividend policy be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund are identical. Each Fund continuously sells shares to Participating Insurance Company separate accounts, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by a Participating Insurance Company. A Participating Insurance Company offers Contract Owners units in its separate accounts which correspond to shares in the Fund. A Participating Insurance Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for Contract Owners, as set forth in the accompanying prospectus for the Participating Insurance Company’s Contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Redemption orders are effected at the next net asset value per share is determined after a proper redemption order is place by a Participating Insurance Company. Contract Owners should look at their Contract prospectuses for redemption procedures and fees.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Capital Growth they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Janus Growth & Income.

10.	Will the value of an investment in Janus Growth & Income change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of an investment in Capital Growth will equal the total value of your indirect investment in Janus Growth & Income as of the Valuation Time (as defined on page 22). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Janus Growth & Income entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Janus Growth & Income. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Capital Growth, and how do they compare with those of Janus Growth & Income?

Objectives and Strategies.    Capital Growth and Janus Growth & Income have similar investment objectives. Capital Growth seeks long term growth of capital, whereas Janus Growth & Income seeks long term growth and current income. Capital Growth normally invests at least 65% of total assets in equities, mostly common stocks of U.S. companies. Although Capital Growth can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock price Index (the “S&P 500 Index”) or the Russell 1000 Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). Although Capital Growth may invest in companies of any size, the Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indices. The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

Janus Growth & Income normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities portfolio management believes have income potential. Janus Growth & Income may invest substantially all of its assets in equity securities if portfolio management believes that equity securities have the potential to appreciate in value. Portfolio management generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. Portfolio management makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria.

Janus Growth & Income may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities. Janus Growth & Income shifts assets between the growth and income components of its holdings based on portfolio management’s analysis of relevant market, financial and economic conditions. If portfolio management believes that growth securities may provide better returns than the yields available or expected on income-producing securities, Janus Growth & Income will place a greater emphasis on the growth component of its holdings. The growth component of Janus Growth & Income is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential. The income component of Janus Growth & Income is expected to consist of securities that portfolio management believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes. Equity securities may be included in the income component of Janus Growth & Income if they currently pay dividends or if portfolio management believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The Funds use different investment processes. For Capital Growth, in choosing stocks, the portfolio managers begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time. The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the Fund's emphasis on a given industry. For Janus Growth & Income, portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If Janus Growth & Income is unable to find such investments, much of the Fund’s assets may be in cash or similar investments.

Other Investments.    Janus Growth & Income may invest in debt securities, high-yield/high-risk bonds and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default. Each Fund is permitted, but is not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. Each Fund may use derivatives in circumstances where portfolio management believes they offer economical means of gaining exposure to a particular asset class or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, Capital Growth may use futures, options and covered call options.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.    Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objectives without seeking shareholder approval.

As a temporary defensive measure, Capital Growth could shift up to 100% of assets into cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features, while Janus Growth & Income could shift up to 100% of assets into investments such as money market securities. For each Fund, this measure could prevent losses, but, while engaged in a temporary defensive position, each Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS Investments believes that Capital Growth should provide a comparable investment opportunity for shareholders of Janus Growth & Income.

Primary Risks. As with any investment, you may lose money by investing in Capital Growth. Certain risks associated with an investment in Capital Growth are summarized below. Subject to certain exceptions, the risks of an investment in Capital Growth are similar to the risks of an investment in Janus Growth & Income. More detailed descriptions of the risks associated with an investment in Capital Growth can be found in the Capital Growth prospectus and statement of additional information.

The value of your investment in Capital Growth will change with changes in the values of the investments held by Capital Growth. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Capital Growth’s investments as a whole.

Stock Market Risk.    The Fund is affected by how the stock market performs. To the extent Capital Growth invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Capital Growth makes and Capital Growth may not be able to get attractive prices for them. An investment in Janus Growth & Income is also subject to this risk.

Growth Investing Risk.    Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk.    While Capital Growth does not concentrate in any industry or sector, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Janus Growth & Income is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the Fund’s portfolio may decline in value. An investment in Janus Growth & Income is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the Fund’s performance if it has a small asset base. The Fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the Fund will obtain proportionately larger IPO allocations. An investment in Janus Growth & Income is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Capital Growth will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Capital Growth. The use of derivatives by Capital Growth to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Janus Growth & Income is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Capital Growth that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Capital Growth’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Janus Growth & Income is also subject to this risk.

Pricing Risk.    At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If the Fund has valued its securities too highly, you may pay too much for Fund shares when you buy into the Fund. If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your Fund shares. An investment in Janus Growth & Income is also subject to this risk.

Other factors that could affect the performance of Capital Growth include:

•	portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

•	foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both the Fund and the broad-based market indices vary over time. All figures assume reinvestment of dividends and distributions.

Calendar Year Total Returns (%)

Capital Growth – Class A Shares

For the periods included in the bar chart:

Best Quarter: 24.86%, Q4 1999	Worst Quarter: -21.49%, Q4 2008

Janus Growth & Income – Class A Shares

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004	Worst Quarter: -20.68%, Q4 2008

Average Annual Total Returns (%) (for period ended December 31, 2008)

	Past 1 year	Past 5 years	Past 10 Years
Capital Growth
Class A	-32.98	-0.74	-1.60
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	-38.44	-3.42	-4.27
Standard and Poor’s (S&P) 500 Index (reflects no deductions for fees or expenses)	-37.00	-2.19	-1.38

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Past 1 year	Past 5 years	Since Inception
Janus Growth & Income
Class A	-41.29	-3.24	-2.80
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	-38.44	-3.42	-6.04

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your insurance company or 1-800-778-1482.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Manager.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”) and within the U.S. represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Capital Growth.    The following individuals implement the investment strategy of Capital Growth:

Owen Fitzpatrick, CFA, is the Co-Portfolio Manager for Capital Growth. Mr. Fitzpatrick is a Managing Director of Deutsche Asset Management. Mr. Fitzpatrick joined Deutsche Asset Management and began managing Capital Growth in 2009. Prior to joining Deutsche Asset Management, Mr. Fitzpatrick was Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap, core, value and growth portfolios. Mr. Fitzpatrick joined Deutsche Bank in 1995 after over twenty one years of experience in trust and investment management.

Richard Shepley is the Co-Portfolio Manager for Capital Growth. Mr. Shepley is a Managing Director of Deutsche Asset Management. He joined Deutsche Asset Management in 1998 after eight years of investment industry experience at Newton Investment Management and PriceWaterhouse. Mr. Shepley began managing Capital Growth in 2007.

Brendan O’Neill is a Portfolio Manager for Capital Growth. Mr. O’Neill is a Director of Deutsche Asset Management. Mr. O’Neill joined Deutsche Asset Management and began managing Capital Growth in 2009. He previously served as an Equity Research Analyst covering the financial services sector and as a member of the Large Cap Core Equity team.

Capital Growth’s statement of additional information provides further information about the portfolio managers’ investments in the Fund, a description of the Fund’s compensation structure and information regarding other accounts the portfolio managers manage.

Janus Growth & Income.    The subadvisor for Janus Growth & Income is Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206. Janus Capital Management is an investment advisor registered with the SEC. DIMA compensates Janus Capital Management out of the management fee it receives from the Fund. The following individual handles the day-to-day management of Janus Growth & Income:

Marc Pinto is the Portfolio Manager for Janus Growth & Income. Mr. Pinto is also a portfolio manager of other Janus accounts. He joined Janus in 1994 as an analyst and has acted as portfolio manager of other Janus-advised mutual funds since 2005. Mr. Pinto has managed Janus Growth & Income since November 2007.

Janus Growth & Income’s statement of additional information provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A shares of Capital Growth and Janus Growth & Income, and acts as the agent of each Fund in the continuous offering of its shares.

Trustees and Officers.    The Trustees overseeing Capital Growth are the same as the Trustees who oversee Janus Growth & Income: Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of Capital Growth are also the same as those of Janus Growth & Income.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as Capital Growth’s independent registered public accounting firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Janus Growth & Income’s independent registered public accounting firm, audits the financial statements of the Fund and provides other audit, tax and related services to the Fund.

Charter Documents.

Capital Growth is a series of DWS Variable Series I, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series I Declaration of Trust”). Janus Growth & Income is a series of DWS Variable Series II, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series II Declaration of Trust”). The Variable Series I Declaration of Trust and the Variable Series II Declaration of Trust are referred to herein collectively as the “Declarations of Trust,” and each is referred to herein individually as a “Declaration of Trust.” Additional information about the Declarations of Trust is provided below.

Shares.    The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The trustees of the Trust also may authorize the division of shares of the Funds into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable (except as set forth below), transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAIs and the Funds’ prospectuses. Each share has equal rights with each other share of the same class of the Funds as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shares of the Funds have noncumulative voting rights with respect to the election of Trustees.

Shareholder Meetings.    Neither Fund is generally required to hold meetings of its shareholders. Under the Declarations of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declarations of Trust and as required by applicable law: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the termination of the Trust; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions. The shareholders shall generally take action by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote and voting or voted at a meeting of shareholders at which a quorum is present. The Declarations of Trust provide that shareholder meeting quorum requirements shall be established in the Funds’ By-laws. The By-laws of both Funds currently in effect provide that the presence in person or by proxy of the holders of thirty percent (30%) of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Funds.

On any matter submitted to a vote of shareholders, all shares of the Funds entitled to vote shall, except as otherwise provided in the Funds’ By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the Funds and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds. Moreover, the Declarations of Trust provide for indemnification out of the property of the Funds for all losses and expenses of any shareholder held personally liable for the obligations of the Funds and the applicable Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Funds themselves are unable to meet their obligations.

Trustee Liability.    The Declarations of Trust provide that obligations of the Funds are not binding upon the Trustees individually but only upon the property of the Funds and that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Funds, except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Election and Term of Trustees.    Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the other Trustees, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares of the applicable Trust, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent (10%) of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Capital Growth and Janus Growth & Income and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Janus Growth & Income are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Janus

Growth & Income and Capital Growth (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Janus Growth & Income to Capital Growth in exchange for the assumption by Capital Growth of all the liabilities of Janus Growth & Income and for the issuance and delivery of Merger Shares to Janus Growth & Income equal in aggregate value to the net value of the assets transferred to Capital Growth.

After receipt of the Merger Shares, Janus Growth & Income will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Janus Growth & Income, and the legal existence of Janus Growth & Income as a series of the Trust will be terminated. Each shareholder of Janus Growth & Income will receive a number of full and fractional Merger Shares equal in aggregate value as of the Valuation Time (as defined on page 22) to the aggregate value of the shareholder’s Janus Growth & Income shares. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis for the benefit of the Contract owners in its Janus Growth & Income separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Janus Growth & Income under an existing Contract will, following the merger, be allocated to Capital Growth.

Prior to the date of the merger, Janus Growth & Income will sell all investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of Capital Growth, if any, and make such other changes to reposition the investment portfolio in preparation for the merger. In addition, prior to the merger, Janus Growth & Income will declare a distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Janus Growth & Income through a Contract will not be affected by such distributions as long as the Contracts they hold qualify as annuity contracts or life insurance under Section 72 of the Code.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Janus Growth & Income entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting. In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trusts may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Merger.

DWS Investments proposed the merger to the Board in November 2008 as part of an ongoing effort to consolidate overlapping products and realize the ongoing benefits to shareholders of a consolidated product line up, such as greater support from product management, marketing and sales. DWS Investments advised the Board that a merger of

Janus Growth & Income into Capital Growth would provide shareholders with the opportunity to invest in a larger fund with better performance than Janus Growth & Income currently has, lower management fees, a lower total operating expense ratio and a similar investment approach to that employed by Janus Growth & Income.

The Trustees conducted a thorough review of the potential implications of the merger on Janus Growth & Income’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On January 22, 2009, the Trustees of Janus Growth & Income, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of Janus Growth & Income into Capital Growth. The Trustees have also unanimously determined to recommend that the merger be approved by Janus Growth & Income’s shareholders.

In determining to recommend that the shareholders of Janus Growth & Income approve the merger, the Trustees considered, among other factors:

•

The compatibility of Janus Growth & Income’s and Capital Growth’s investment objectives, policies, restrictions and portfolios, and that the merger would permit the shareholders of Janus Growth & Income to pursue similar investment goals, relative to other DWS VIP funds, in a significantly larger fund;

•

The investment advisory fee schedules for Janus Growth & Income and Capital Growth, and, in particular, that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Janus Growth & Income;

•

The operating expense ratios of Janus Growth & Income and Capital Growth, including a comparison between the expenses of Janus Growth & Income and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratio of the relevant class of the combined fund was expected to be lower than the current total operating expense ratio of Janus Growth & Income;

•

DIMA’s commitment to cap the expenses to be incurred by Janus Growth & Income in connection with the merger. More specifically, DIMA has agreed to bear expenses incurred by Janus Growth & Income in connection with the merger, including certain transaction costs, to the extent that such expenses exceed the expected cost savings to be realized by Janus Growth & Income during the one-year period following the merger (See the Agreement below for additional information regarding this cap);

•	The merger would provide a continuity of investment within the DWS fund family for shareholders of Janus Growth & Income;

•	The merger would not result in the dilution of the interests of Janus Growth & Income shareholders and that the terms and conditions of the Agreement were fair and reasonable;

•	Services available to shareholders of Janus Growth & Income and Capital Growth are substantially similar on a class-level basis;

•	The investment performance of Janus Growth & Income and Capital Growth;

•	Prospects for the combined fund to attract additional assets, including that Capital Growth is open to broader distribution, which may result in future economies of scale; and

•	The federal income tax consequences of the merger on Janus Growth & Income and its shareholders.

Based on all of the foregoing, the Trustees concluded that Janus Growth & Income’s participation in the merger would be in the best interests of Janus Growth & Income and would not dilute the interests of Janus Growth & Income’s existing shareholders. The Board of Trustees of Janus Growth & Income, including all of the Independent Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Capital Growth will acquire all of the assets of Janus Growth & Income solely in exchange for the assumption by Capital Growth of all the liabilities of Janus Growth & Income and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 24, 2009, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Janus Growth & Income will transfer all of its assets to Capital Growth, and in exchange, Capital Growth will assume all the liabilities of Janus Growth & Income and deliver to Janus Growth & Income a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of Janus Growth & Income attributable to shares of Janus Growth & Income, less the value of the liabilities of Janus Growth & Income assumed by Capital Growth attributable to shares of Janus Growth & Income. Immediately following the transfer of assets on the Exchange Date, Janus Growth & Income will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Janus Growth & Income, with Merger Shares being distributed to holders of shares of Janus Growth & Income. As a result of the proposed transaction, each shareholder of Janus Growth & Income will receive a number of Merger Shares of equal in aggregate value at the Valuation Time to the value of Janus Growth & Income shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Capital Growth in the name of such Janus Growth & Income shareholders, each account representing the respective number of full and fractional Merger Shares due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and of Capital Growth have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Capital Growth and Janus Growth & Income, (ii) by either party if the merger shall not be consummated by July 31, 2009 (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

DWS Investments has represented that it expects that all of Janus Growth & Income’s portfolio holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, Janus Growth & Income’s portfolio will conform more closely to Capital Growth’s current implementation of its investment objective, policies, restrictions and strategies. DWS Investments has estimated that transaction costs in connection with the repositioning of Janus Growth & Income’s portfolio will be approximately $105,000 (“Pre-Merger Transaction Costs”). Janus Growth & Income will bear the Pre-Merger Transaction Costs, subject to the cap below.

Pursuant to the Agreement, Janus Growth & Income will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Janus Growth & Income through the merger (calculated immediately prior to the merger). The estimated one-year benefit to Janus Growth & Income shareholders is calculated by analyzing the difference between the estimated one-year total expenses of Janus Growth & Income and the estimated one-year total expenses of the combined fund, in each case based on current expense ratios. The difference between these total expense figures represents the estimated cost savings to Janus Growth & Income shareholders for one year as a result of the merger. As of December 31, 2008, the estimated one-year economic benefit to Janus Growth & Income was $271,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $251,000. Therefore, based on estimates as of December 31, 2008, the cap agreed to by DIMA is not expected to be triggered and Janus Growth & Income is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Janus Growth & Income may be higher or lower. The final estimates will be calculated immediately prior to the merger.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of Janus Growth & Income in accordance with the Agreement as described above. The Merger Shares are Class A shares of Capital Growth. The Merger Shares have the same characteristics as Class A shares of Janus Growth & Income. Merger Shares will be treated as having been purchased on the date a separate account as shareholder purchased its Janus Growth & Income shares and for the price it originally paid. For more information on the characteristics of the Merger Shares, please see the applicable Capital Growth prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of the opinion, for federal income tax purposes:

•

The acquisition by Capital Growth of all of the assets of Janus Growth & Income solely in exchange for Merger Shares and the assumption by Capital Growth of all of the liabilities of Janus Growth & Income, followed by the distribution by Janus Growth & Income to separate accounts as shareholders of Merger Shares in complete liquidation of Janus Growth & Income, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Janus Growth & Income and Capital Growth will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357(a) of the Code, Janus Growth & Income will not recognize gain or loss upon the transfer of its assets to Capital Growth in exchange for Merger Shares and the assumption of Janus Growth & Income’s liabilities by Capital Growth, and Janus Growth & Income will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Janus Growth & Income.

•

Under Section 354 of the Code, separate accounts as shareholders of Janus Growth & Income will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Janus Growth & Income shares.

•

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as a shareholder of Janus Growth & Income will be the same as the aggregate basis of Janus Growth & Income shares exchanged therefor.

•

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as a shareholder of Janus Growth & Income will include the holding period of the Janus Growth & Income shares exchanged therefor, provided that such separate account as a shareholder of Janus Growth & Income held the Janus Growth & Income shares at the time of the reorganization as a capital asset.

•

Under Section 1032 of the Code, Capital Growth will not recognize gain or loss upon the receipt of assets of Janus Growth & Income in exchange for Merger Shares and the assumption by Capital Growth of all of the liabilities of Janus Growth & Income.

•

Under Section 362(b) of the Code, the basis of the assets of Janus Growth & Income transferred to Capital Growth in the reorganization will be the same in the hands of Capital Growth as the basis of such assets in the hands of Janus Growth & Income immediately prior to the transfer.

•

Under Section 1223(2) of the Code, the holding periods of the assets of Janus Growth & Income transferred to Capital Growth in the reorganization in the hands of Capital Growth will include the periods during which such assets were held by Janus Growth & Income.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2008, and of Capital Growth on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)(2)

	DWS Capital Growth VIP	DWS Janus Growth & Income VIP	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A	$593,927,716	$72,747,912	(251,000)	$666,424,628
Class B	$10,493,953	—	—	$10,493,953
Total Net assets	$604,421,669	$72,747,912	(251,000)	$676,918,581
Shares outstanding
Class A	43,844,542	10,707,778	(5,357,452)	49,194,868
Class B	777,803	—	—	777,803
Net Asset Value per share
Class A	13.55	6.79	—	13.55
Class B	13.49	—	—	13.49

(1)

Assumes the merger had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Janus Growth & Income on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.

(2)

Pro Forma adjustments include estimated one-time merger costs of $251,000 expected to be borne by Janus Growth & Income. Pursuant to the Agreement, Janus Growth & Income will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Janus Growth & Income through the merger (please see page 23 for a description of how such estimated benefit is calculated). As of December 31, 2008, the estimated one-year economic benefit to Janus Growth & Income was $271,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $251,000. Therefore, based on estimates as of December 31, 2008, the cap agreed to by

DIMA is not expected to be triggered and Janus Growth & Income is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Janus Growth & Income may be higher or lower.

The Trustees of the Trust, a majority of whom are independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Janus Growth & Income into Capital Growth and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the special meeting of Janus Growth & Income shareholders (the “Meeting”). The Meeting is to be held on April 13, 2009 at 2:15 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed voting instruction form are being mailed to shareholders on or about             , 2009.

As of February 10, 2009, Janus Growth & Income had the following shares outstanding:

Share Class	Number of Shares
Class A	10,153,145.90

Only shareholders of record on February 10, 2009 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Janus Growth & Income’s shareholders by the Trustees of the Trust for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Janus Growth & Income entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Janus Growth & Income at the close of business on February 10, 2009 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The presence in person or by proxy of the holders of thirty percent (30%) of the shares entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Janus Growth & Income as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will therefore have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    As of February 10, 2009, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of Janus Growth & Income and of Capital Growth. To the best of the knowledge of Janus Growth & Income, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Janus Growth & Income as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Zurich Destinations Farmers SV c/o Kilico Attn. Investment Accounting LL- Greenville, SC 29602-9097	69.54%

A	Allmerica Life SVSII One Security Benefit Place Topeka, KS 66636-1000	29.12%

To the best of the knowledge of Capital Growth, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Capital Growth as of February 10, 2009:

Class	Shareholder Name and Address	Percentage Owned
A	Mutual of America Sep. Acct. 2 Saint Louis, MO 63119-2533	28.92%

A	Zurich Destinations/ Farmers F c/o Kilico Attn. Investment Accounting LL- Greenville, SC 29602-9097	23.4%

A	Mutual of America 320 Park Avenue New York, NY 10022-6815	11.49%

A	Allmerica Life SVSII One Security Benefit Place Topeka, KS 66636-1000	11.01%

A	Kemper Investors Life c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	10.32%

Class	Shareholder Name and Address	Percentage Owned
A	Charter Nat. Life Ins. Co.-Horizon Attn. Accounting Financial Control Vernon Hills, IL	6.98%

B	MetLife Insurance Co. of CT Attn. Shareholder Accounting Dept. Hartford, CT 06199-0027	91.88%

Solicitation of Proxies.    As discussed above, shares of Janus Growth & Income are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Janus Growth & Income are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Janus Growth & Income held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Janus Growth & Income held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Janus Growth & Income for which it has received instructions from Contract Owners (i.e., “echo voting”). As a result, a small number of contract owners may determine the outcome of the vote. This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from Participating Insurance Companies and the actual shareholders of Janus Growth & Income. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Janus Growth & Income, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $1,750. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your voting instruction form for telephone touch-tone voting and Internet voting. Investors will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Investors who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-963-6127. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Janus Growth & Income, including any additional solicitation made by letter, telephone or telegraph, will be paid by Janus Growth & Income (subject to the cap described above).

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment and Postponement.    The Meeting may, by action of the chairman of the meeting, be adjourned without further notice with respect to any matter to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to shareholders entitled to vote at or receive notice of the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 13th day of February, 2009, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Capital Growth VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Janus Growth & Income VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 345 Park Avenue, New York, NY 10154. The principal place of business of the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of Class A, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date.

1.4  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to Class A shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, Class A Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect Class A shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class A Acquired Fund Shareholders shall, be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A of the Acquired Fund will represent a number of Class A Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information for Class A shares.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information for Class A shares, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.    Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be April 27, 2009, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that

(a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or Board of Trustees of the Acquired Trust, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to the Class A shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s trustees.

4.  Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of Acquired Fund Shareholders, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2008, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund) and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(p)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The

Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders (the "Acquiring Fund Shareholders") shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(m)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p)  The current prospectuses and statement of additional information with respect to Class A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(r)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Trust covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectus for Class A, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2009.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and will completely liquidate.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for any taxable year of the Acquired Fund ending on or prior to the Closing Date, including the taxable year ending December 31, 2008.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current implementation of its investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions or strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the reorganization.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the adequate power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws, as amended; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4  The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b)  the Acquired Fund has the adequate power and authority to carry on its business as described in the Acquired Trust’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms;

(d)  the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts with respect to the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Trusts and will be subject to such firm's customary opinion qualifications, assumptions and limitations.

7.5  The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Acquired Fund Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Fees and Expenses

10.1  The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Fund pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs”). DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including Pre-Reorganization Transaction Costs, to the extent that such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated immediately prior to the Closing. Expenses will in any event be paid by the Fund directly incurring such expenses if and to the extent that the payment by the other Fund of such expenses would result in the disqualification of such Fund as a regulated investment company within the meaning of Section 851 of the Code.

11.  Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [            ], 2009, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the Acquiring Fund Shareholders and the Acquired Fund Shareholders and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, variable life insurance policy and variable annuity contract holders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Capital Growth VIP

By:
Secretary	Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Janus Growth & Income VIP

By:
Secretary	Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

By:
Its:

EXHIBIT B

FINANCIAL HIGHLIGHTS

DWS Capital Growth VIP Class A

	Years Ended December 31,
	2008	2007		2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$20.41	$18.24		$16.90		$15.67		$14.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.17	[d]	.13	[c]	.10		.14
Net realized and unrealized gain (loss)	(6.83)	2.12		1.31		1.29		1.02
Total from investment operations	(6.67)	2.29		1.44		1.39		1.16
Less distributions from:
Net investment income	(.19)	(.12)		(.10)		(.16)		(.08)
Net asset value, end of period	$13.55	$20.41		$18.24		$16.90		$15.67
Total Return (%)	(32.98)[b]	12.59	[b]	8.53	[b,c]	8.96	[b]	7.99

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	594	1,058		1,131		1,031		698
Ratio of expenses before expense reductions (%)	.50	.53		.52		.50		.50
Ratio of expenses after expense reductions (%)	.49	.52		.49		.49		.50
Ratio of net investment income (loss) (%)	.89	.86	[d]	.73	[c]	.61		.98
Portfolio turnover rate (%)	21	30		16		17		15

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

[d]	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

B-1

I.	SYNOPSIS	3

II.	INVESTMENT STRATEGIES AND RISK FACTORS	10

III.	OTHER INFORMATION ABOUT THE FUNDS	16

IV.	INFORMATION ABOUT THE PROPOSED MERGER	19

V.	INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING	26

Exhibit A Form of Agreement and Plan of Reorganization

Exhibit B Financial Highlights

Voting instruction form enclosed.

For more information, please call your Fund’s information agent, Computershare Fund Services, Inc., at 1-866-963-6127 or contact your insurance company.

JNS VIP-021009

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-241-6192
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
345 Park Avenue, 27th Floor
New York, NY 10154
on April 13, 2009

Please detach at perforation before mailing.

	DWS JANUS GROWTH & INCOME VIP	PROXY CARD
DWS VARIABLE SERIES II
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	2:15 p.m., Eastern time, on April 13, 2009
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) J. Christopher Jackson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date JGI_19888_022409

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ¢

VOTE ON PROPOSAL:

FOR	AGAINST	ABSTAIN

1.      Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Janus Growth & Income VIP (“Janus Growth & Income”) to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Janus Growth & Income, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus Growth & Income in complete liquidation and termination of Janus Growth & Income.

☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

JGI_19888_022409

                              DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                                   ----------

                             DWS Capital Growth VIP

The following information replaces information in "The Portfolio's Main
Investment Strategy" section of the portfolio's prospectuses:

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to the companies in the Standard &
Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index") or the
Russell 1000(R) Growth Index (as of December 31, 2008, the S&P 500 Index and
the Russell 1000(R) Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS

                                                                   INVESTMENTS

                                                           Deutsche Bank Group

March 4, 2009
VS-3620

                                     Page 1

<pre>

                             DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                            -----------------------

                             DWS Capital Growth VIP

The following  information  replaces  information about the portfolio management team in "The Portfolio Managers" section of the portfolio's prospectuses:

The following people handle the day-to-day management of the portfolio:

   Owen Fitzpatrick, CFA
   Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager
   of the portfolio effective February 15, 2009.
   o   Joined Deutsche Asset Management and the portfolio in 2009.
   o   Prior to joining Deutsche Asset Management, he was Managing Director of
       Deutsche Bank Private Wealth Management and served as head of U.S. Equity
       Strategy and manager of the U.S. large cap core, value and growth portfolios and member of the U.S. Investment Committee and head of the
       Equity Strategy Group.
   o   Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank in 1995, managed an equity income fund, trust and advisory relationships for Princeton Bank &
       Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously served as a portfolio manager at
       Manufacturer's Hanover Trust Company.
   o   BA and MBA, Fordham University.

   Richard Shepley
   Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager
   of the portfolio.
   o   Joined Deutsche Asset Management in 1998 and the portfolio in 2007.
   o   Previous experience includes eight years of investment industry experience as research analyst for global beverage and media sectors at
       Newton Investment Management and assistant manager in corporate tax and corporate insolvency department at PriceWaterhouse, London.
   o   MA, Oxford University.

   Brendan O'Neill, CFA
   Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o   Joined Deutsche Asset Management in 2000 and the portfolio in 2009.
   o   Equity Research Analyst covering the financial services sector since
       2001.
   o   Previously served as a member of the Large Cap Core Equity team.
   o   BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

               Please Retain This Supplement for Future Reference

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

January 9, 2009
VSDCGF-3600

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                        OF EACH OF THE LISTED PORTFOLIOS:

================================================================================

DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP

================================================================================

 DWS Variable Series I

 DWS Bond VIP
 DWS Capital Growth VIP
 DWS Global Opportunities VIP
 DWS Growth & Income VIP
 DWS Health Care VIP
 DWS International VIP
================================================================================

 DWS Variable Series II

 DWS Balanced VIP                         DWS International Select Equity VIP
 DWS Blue Chip VIP                        DWS Janus Growth & Income VIP
 DWS Conservative Allocation VIP          DWS Large Cap Value VIP
 DWS Core Fixed Income VIP                DWS Mid Cap Growth VIP
 DWS Davis Venture Value VIP              DWS Moderate Allocation VIP
 DWS Dreman High Return Equity VIP        DWS Money Market VIP
 DWS Dreman Small Mid Cap Value VIP       DWS Small Cap Growth VIP
 DWS Global Thematic VIP                  DWS Strategic Income VIP
 DWS Government & Agency Securities VIP   DWS Technology VIP
 DWS Growth Allocation VIP                DWS Turner Mid Cap Growth VIP
 DWS High Income VIP

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each portfolio's prospectuses:

A complete list of each portfolio's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month.
More frequent postings of portfolio holdings may be made from time to time on
www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
VS-3614

                                  MAY 1, 2008

                                   PROSPECTUS

                                    CLASS A

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP

DWS GLOBAL OPPORTUNITIES VIP

DWS INTERNATIONAL VIP

DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS

DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

 3      DWS Bond VIP
12      DWS Growth & Income VIP
19      DWS Capital Growth VIP
26      DWS Global Opportunities VIP
34      DWS International VIP
41      DWS Health Care VIP
48      DWS Equity 500 Index VIP
55      DWS Small Cap Index VIP
62      Other Policies and Risks
62      The Investment Advisor
63      Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS

66      Buying and Selling Shares
69      How each Portfolio Calculates Share Price
69      Distributions
69      Taxes

HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans. HOW EACH PORTFOLIO WORKS

DWS BOND VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds may pay higher yields, have higher volatility and may have higher risk of default on payments of interest or principal.

The portfolio may have exposure of up to 10% of total assets in foreign currencies. Currency forward contracts are permitted for both non-hedging and hedging purposes.

A team approach is employed to allocate the portfolio's assets among the various asset classes. The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed-income sector are set, sector specialists consider the relative attractiveness of potential investments in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the portfolio managers typically:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;

o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES.

In selecting these securities for investment, the portfolio managers follow a bottom-up, relative value strategy. The portfolio managers look to purchase foreign securities that they believe offer incremental value over US
Treasuries. The portfolio managers invest in a focused manner in those markets that its relative value process has identified as being the most attractive.
The portfolio managers sell securities or exchanges currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   3

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and downgrade and upgrade potential;

o assess new issues versus secondary market opportunities; and

o seek issues within industry sectors they believe has strong long-term fundamentals and improving credits.

Factors that influence the portfolio managers' decision to sell a security could include the realization of anticipated gains/target yield, deterioration in a company's fundamentals (i.e., a repeated shortfall in revenues or cash flow), or an unexpected development that, in the portfolio managers' opinion, will diminish the company's competitive position or ability to generate adequate cash flow.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities).
Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
4   DWS BOND VIP

bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   5

have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

  6.57   -0.95   10.56   5.75   7.66   5.06   5.38   2.60   4.72   4.18
  1998    1999    2000   2001   2002   2003   2004   2005   2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.98%, Q4 2000               WORST QUARTER: -2.27%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: -1.43%

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
6   DWS BOND VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                       1 YEAR   5 YEARS   10 YEARS
                                       ------   -------   --------
Portfolio - Class A                     4.18      4.38      5.11
Lehman Brothers U.S. Aggregate Index    6.97      4.42      5.97

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                          CLASS A
--------------------------------   -------
ANNUAL OPERATING EXPENSES,
deducted from portfolio assets
Management Fee                      0.39%
Distribution/Service (12b-1) Fee    None
Other Expenses1                     0.18
TOTAL ANNUAL OPERATING EXPENSES2    0.57

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
    Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------   ------   -------   -------   --------
Class A shares     $58      $183      $318      $714

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   7

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio.
Portfolio decisions are made jointly by the senior members of the portfolio management team. The following members of the portfolio management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates
      Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable
      Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o  Formerly, Director of Deutsche Asset Management; joined Deutsche Asset
      Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential
      Securities and national sales manager for fixed income securities at
      Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
8   DWS BOND VIP

The portfolio's sub-subadvisor is Aberdeen Asset Management Investment Services
Limited. The following portfolio managers of the sub-subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche
     Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the
     Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming
     & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset
     Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and
     Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset
     Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BOND VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2007        2006        2005       2004       2003
------------------------------------------------  -------     -------     -------    -------    -------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.03     $  6.99     $  7.13    $  7.04    $  6.98
------------------------------------------------  -------     -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                              .35         .33         .29        .29        .26
------------------------------------------------  -------     -------     -------    -------    -------
 Net realized and unrealized gain (loss)             (.06)       (.01)       (.10)       .08        .09
------------------------------------------------  -------     -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     .29         .32         .19        .37        .35
------------------------------------------------  -------     -------     -------    -------    -------
Less distributions from:
 Net investment income                               (.34)       (.27)       (.26)      (.28)      (.29)
------------------------------------------------  -------     -------     -------    -------    -------
 Net realized gains                                    --        (.01)       (.07)        --         --
------------------------------------------------  -------     -------     -------    -------    -------
 TOTAL DISTRIBUTIONS                                 (.34)       (.28)       (.33)      (.28)      (.29)
------------------------------------------------  -------     -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                    $  6.98     $  7.03     $  6.99    $  7.13    $  7.04
------------------------------------------------  -------     -------     -------    -------    -------
Total Return (%)                                     4.18      4.72b         2.60       5.38       5.06
------------------------------------------------  -------     -------     -------    -------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                229         218         209        177        176
------------------------------------------------  -------     -------     -------    -------    -------
Ratio of expenses before expense reductions(%)        .61         .66         .68        .60        .58
------------------------------------------------  -------     -------     -------    -------    -------
Ratio of expenses after expense reductions(%)         .61         .62         .68        .60        .58
------------------------------------------------  -------     -------     -------    -------    -------
Ratio of net investment income(%)                    5.03        4.82        4.11       4.18       3.78
------------------------------------------------  -------     -------     -------    -------    -------
Portfolio turnover rate(%)c                           176         179         187        223        242
------------------------------------------------  -------     -------     -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The portfolio turnover rate including mortgage dollar roll transactions was
    185%, 186%, 197%, 245% and 286% for the years ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004, and December 31,
    2003, respectively.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
10   DWS BOND VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BOND VIP - CLASS A

                              INITIAL HYPOTHETICAL                 ASSUMED RATE
           MAXIMUM                INVESTMENT:                       OF RETURN:
        SALES CHARGE:               $10,000                             5%
            0.00%        ------------------------------    ----------------------------
          CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
        RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE     ANNUAL
           FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND     FEES AND
YEAR       EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES        EXPENSES
-----   -------------    --------------    ------------    ----------------    --------
  1          5.00%            0.57%            4.43%          $10,443.00       $ 58.26
  2         10.25%            0.57%            9.06%          $10,905.62       $ 60.84
  3         15.76%            0.57%           13.89%          $11,388.74       $ 63.54
  4         21.55%            0.57%           18.93%          $11,893.27       $ 66.35
  5         27.63%            0.57%           24.20%          $12,420.14       $ 69.29
  6         34.01%            0.57%           29.70%          $12,970.35       $ 72.36
  7         40.71%            0.57%           35.45%          $13,544.94       $ 75.57
  8         47.75%            0.57%           41.45%          $14,144.98       $ 78.92
  9         55.13%            0.57%           47.72%          $14,771.60       $ 82.41
 10         62.89%            0.57%           54.26%          $15,425.98       $ 86.06
TOTAL                                                                          $713.60

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                               DWS BOND VIP   11

DWS GROWTH & INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio managers may favor securities from different industries and companies at different times.

The portfolio managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
12   DWS GROWTH & INCOME VIP

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors interested in an equity fund with an objective of providing long-term growth and some current income.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   13

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

  7.18   5.80   -2.10   -11.30   -23.13   26.74   10.16   6.07   13.63   1.36
  1998   1999    2000    2001     2002     2003    2004   2005    2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.85%, Q1 1998               WORST QUARTER: -16.73%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.64%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Portfolio - Class A                  1.36     11.27      2.59
Russell 1000 (Reg. TM) Index         5.77     13.43      6.20
Standard & Poor's (S&P) 500 Index    5.49     12.83      5.91

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
14   DWS GROWTH & INCOME VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                               CLASS A
-------------------------------------   -------
ANNUAL OPERATING EXPENSES,
deducted from portfolio assets
Management Fee                           0.39%
Distribution/Service (12b-1) Fee         None
Other Expenses1                          0.15
TOTAL ANNUAL OPERATING EXPENSES          0.54
Less Fee Waiver/Expense Reimbursement    0.01
NET ANNUAL OPERATING EXPENSES2,3         0.53

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.54% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

3   Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April
    27, 2010.

Based on the costs above (including one year of capped expenses in the "1 Year"
period, and two years of capped expenses in the "3 Years," "5 Years" and "10
Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------   ------   -------   -------   --------
Class A shares     $54      $171      $300      $675

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   15

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
     and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
16   DWS GROWTH & INCOME VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GROWTH & INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007       2006       2005     2004      2003
----------------------------------------------     -------    -------     ------   ------    ------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.94    $  9.72     $ 9.29   $ 8.50    $ 6.77
----------------------------------------------     -------    -------     ------   ------    ------
Income (loss) from investment operations:
 Net investment income (loss)a                         .13        .13c       .10      .12       .07
----------------------------------------------     -------    -------     ------   ------    ------
 Net realized and unrealized gain (loss)               .02       1.19        .45      .74      1.74
----------------------------------------------     -------    -------     ------   ------    ------
 TOTAL FROM INVESTMENT OPERATIONS                      .15       1.32        .55      .86      1.81
----------------------------------------------     -------    -------     ------   ------    ------
Less distributions from:
 Net investment income                              (  .13)    (  .10)     ( .12)   ( .07)    ( .08)
----------------------------------------------     -------    -------     ------   ------    ------
 Net realized gains                                 (  .15)        --         --       --        --
----------------------------------------------     -------    -------     ------   ------    ------
 Total distributions                                (  .28)    (  .10)     ( .12)   ( .07)    ( .08)
----------------------------------------------     -------    -------     ------   ------    ------
NET ASSET VALUE, END OF PERIOD                     $ 10.81    $ 10.94     $ 9.72   $ 9.29    $ 8.50
----------------------------------------------     -------    -------     ------   ------    ------
Total Return (%)                                      1.36b     13.63b,c    6.07b   10.16     26.74
----------------------------------------------     -------    -------     ------   ------    ------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 196        280        294      172       161
----------------------------------------------     -------    -------     ------   ------    ------
Ratio of expenses before expense reductions(%)         .57        .56        .57      .56       .59
----------------------------------------------     -------    -------     ------   ------    ------
Ratio of expenses after expense reductions(%)          .56        .54        .54      .56       .59
----------------------------------------------     -------    -------     ------   ------    ------
Ratio of net investment income(loss) (%)              1.18       1.24c      1.10     1.37       .91
----------------------------------------------     -------    -------     ------   ------    ------
Portfolio turnover rate(%)                             310        105        115       33        37
----------------------------------------------     -------    -------     ------   ------    ------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%.
    Excluding this non-recurring income, total return would have been 0.06%
    lower.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   17

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GROWTH & INCOME VIP - CLASS A

                             INITIAL HYPOTHETICAL               ASSUMED RATE
           MAXIMUM               INVESTMENT:                     OF RETURN:
        SALES CHARGE:              $10,000                           5%
            0.00%       -----------------------------   ---------------------------
          CUMULATIVE                      CUMULATIVE      HYPOTHETICAL
        RETURN BEFORE                    RETURN AFTER   YEAR-END BALANCE    ANNUAL
           FEES AND       ANNUAL FUND      FEES AND      AFTER FEES AND    FEES AND
YEAR       EXPENSES     EXPENSE RATIOS     EXPENSES         EXPENSES       EXPENSES
-----   -------------   --------------   ------------   ----------------   --------
  1         5.00%            0.53%           4.47%         $10,447.00       $ 54.18
  2        10.25%            0.53%           9.14%         $10,913.98       $ 56.61
  3        15.76%            0.54%          14.01%         $11,400.74       $ 60.25
  4        21.55%            0.54%          19.09%         $11,909.22       $ 62.94
  5        27.63%            0.54%          24.40%         $12,995.21       $ 65.74
  6        34.01%            0.54%          29.95%         $12,995.21       $ 68.68
  7        40.71%            0.54%          35.75%         $13,574.80       $ 71.74
  8        47.75%            0.54%          41.80%         $14,180.23       $ 74.94
  9        55.13%            0.54%          48.13%         $14,812.67       $ 78.28
 10        62.89%            0.54%          54.73%         $15,473.31       $ 81.77
TOTAL                                                                       $675.13

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
18   DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of
US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor's 500 (Reg.
TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg.
TM) Growth Index (as of February 29, 2008, the S&P 500 Index and the Russell
1000 (Reg. TM) Growth Index had median market capitalizations of $10.81 billion and $5.37 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The portfolio managers also analyze each company's valuation, stock price movements and other factors.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   19

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors seeking long-term growth.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
20   DWS CAPITAL GROWTH VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

23.23   35.23   -9.90   -19.36   -29.18   26.89   7.99   8.96   8.53   12.59
 1998    1999    2000     2001    2002     2003   2004   2005   2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 25.80%, Q4 1998              WORST QUARTER: -19.94%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -6.37%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR   5 YEARS   10 YEARS
                                      ------   -------   --------
Portfolio - Class A                    12.59    12.78      4.58
Russell 1000 (Reg. TM) Growth Index    11.81    12.11      3.83
Standard & Poor's (S&P) 500 Index       5.49    12.83      5.91

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   21

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                CLASS A
-------------------------------------    -------
ANNUAL OPERATING EXPENSES,
deducted from portfolio assets
Management Fee                            0.37%
Distribution/Service (12b-1) Fee          None
Other Expenses1                           0.13
TOTAL ANNUAL OPERATING EXPENSES           0.50
Less Fee Waiver/Expense Reimbursement     0.01
NET ANNUAL OPERATING EXPENSES2            0.49

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the "1 Year"
period and two years of capped expenses in the "3 Years," "5 Years" and "10
Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------   ------   -------   -------   --------
Class A shares     $50      $158      $278      $626

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
22   DWS CAPITAL GROWTH VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.
   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.
   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director -
     Common Stock.
   o BBA, University of Wisconsin - Madison; MBA, Marquette University.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2007.
   o Previous experience includes eight years of investment industry experience as a research analyst for global beverage and media sectors at
     Newton Investment Management and assistant manager in the corporate tax and corporate insolvency department at Price Waterhouse, London.
   o MA, Oxford University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   23

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS CAPITAL GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007      2006         2005        2004       2003
----------------------------------------------     -------    -------      -------    -------    -------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 18.24    $ 16.90      $ 15.67    $ 14.59    $ 11.54
----------------------------------------------     -------    -------      -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                         .17d       .13c         .10        .14        .08
----------------------------------------------     -------    -------      -------    -------    -------
 Net realized and unrealized gain (loss)              2.12       1.31         1.29       1.02       3.03
----------------------------------------------     -------    -------      -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     2.29       1.44         1.39       1.16       3.11
----------------------------------------------     -------    -------      -------    -------    -------
Less distributions from:
 Net investment income                              (  .12)    (  .10)      (  .16)    (  .08)    (  .06)
----------------------------------------------     -------    -------      -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $ 20.41    $ 18.24      $ 16.90    $ 15.67    $ 14.59
----------------------------------------------     -------    -------      -------    -------    -------
Total Return (%)                                     12.59b      8.53b,c      8.96b      7.99      26.89
----------------------------------------------     -------    -------      -------    -------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               1,058      1,131        1,031        698        705
----------------------------------------------     -------    -------      -------    -------    -------
Ratio of expenses before expense reductions(%)         .53        .52          .50        .50        .51
----------------------------------------------     -------    -------      -------    -------    -------
Ratio of expenses after expense reductions(%)          .52        .49          .49        .50        .51
----------------------------------------------     -------    -------      -------    -------    -------
Ratio of net investment income (loss)(%)               .86d       .73c         .61        .98        .61
----------------------------------------------     -------    -------      -------    -------    -------
Portfolio turnover rate(%)                              30         16           17         15         13
----------------------------------------------     -------    -------      -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%.
    Excluding this non-recurring income, total return would have been 0.03%
    lower.

d   Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily assets, respectively.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
24   DWS CAPITAL GROWTH VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS CAPITAL GROWTH VIP - CLASS A

                              INITIAL HYPOTHETICAL                 ASSUMED RATE
           MAXIMUM                INVESTMENT:                       OF RETURN:
        SALES CHARGE:               $10,000                             5%
            0.00%        ------------------------------    ----------------------------
          CUMULATIVE                        CUMULATIVE       HYPOTHETICAL
        RETURN BEFORE                      RETURN AFTER    YEAR-END BALANCE     ANNUAL
           FEES AND        ANNUAL FUND       FEES AND       AFTER FEES AND     FEES AND
YEAR       EXPENSES      EXPENSE RATIOS      EXPENSES          EXPENSES        EXPENSES
-----   -------------    --------------    ------------    ----------------    --------
  1          5.00%            0.49%            4.51%          $10,451.00       $ 50.10
  2         10.25%            0.49%            9.22%          $10,922.34       $ 52.36
  3         15.76%            0.50%           14.14%          $11,413.85       $ 55.84
  4         21.55%            0.50%           19.27%          $11,927.47       $ 58.35
  5         27.63%            0.50%           24.64%          $12,464.20       $ 60.98
  6         34.01%            0.50%           30.25%          $13,025.09       $ 63.72
  7         40.71%            0.50%           36.11%          $13,611.22       $ 66.59
  8         47.75%            0.50%           42.24%          $14,223.73       $ 69.59
  9         55.13%            0.50%           48.64%          $14,863.80       $ 72.72
 10         62.89%            0.50%           55.33%          $15,532.67       $ 75.99
TOTAL                                                                          $626.24

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   25

DWS GLOBAL OPPORTUNITIES VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks above-average capital appreciation over the long term.

The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P/Citigroup Extended Market Index -
World). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2008, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization upper range.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

In choosing securities, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The portfolio managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
26   DWS GLOBAL OPPORTUNITIES VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

16.44   65.88   -5.29   -24.59   -19.89   49.09   23.35   18.19   22.08   9.33
 1998    1999    2000    2001     2002     2003    2004    2005    2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 40.96%, Q4 1999               WORST QUARTER: -21.29%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -11.27%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                               1 YEAR   5 YEARS   10 YEARS
                                               ------   -------   --------
Portfolio - Class A                             9.33     23.74     12.36
S&P/Citigroup Extended Market Index -  World    6.05     22.23     10.92

Total returns would have been lower if operating expenses hadn't been reduced.

S&P/CITIGROUP EXTENDED MARKET INDEX - WORLD is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                          CLASS A
---------                                          -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.89%
Distribution/Service (12b-1) Fee                     None
Other Expenses1                                      0.21

TOTAL ANNUAL OPERATING EXPENSES                      1.10
Less Fee Waiver/Expense Reimbursement                0.11
NET ANNUAL OPERATING EXPENSES2                       0.99

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares          $101           $339           $596          $1,330

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.
   o Over 14 years of investment industry experience.
   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GLOBAL OPPORTUNITIES VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007        2006        2005        2004        2003
-----------------------------------------------     -------    -------     -------     -------     -------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 18.15    $ 15.00     $ 12.77     $ 10.38     $  6.97
-----------------------------------------------     -------    -------     -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .08d       .03c        .04         .01         .02
-----------------------------------------------     -------    -------     -------     -------     -------
 Net realized and unrealized gain (loss)               1.61       3.28        2.27        2.41        3.40
-----------------------------------------------     -------    -------     -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                      1.69       3.31        2.31        2.42        3.42
-----------------------------------------------     -------    -------     -------     -------     -------
Less distributions from:
 Net investment income                               (  .23)    (  .16)     (  .08)     (  .03)     (  .01)
-----------------------------------------------     -------    -------     -------     -------     -------
NET REALIZED GAINS                                   (1.33)        --          --          --          --
-----------------------------------------------     -------    -------     -------     -------     -------
 Total distributions                                 (1.56)    (  .16)     (  .08)     (  .03)     (  .01)
-----------------------------------------------     -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                      $ 18.28    $ 18.15     $ 15.00     $ 12.77     $ 10.38
-----------------------------------------------     -------    -------     -------     -------     -------
Total Return (%)                                       9.33b     22.08c      18.19       23.35       49.09
-----------------------------------------------     -------    -------     -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  310       331          285         232         183
-----------------------------------------------     -------    -------     -------     -------     -------
Ratio of expenses before expense reductions (%)        1.14      1.12         1.17        1.18        1.18
-----------------------------------------------     -------    -------     -------     -------     -------
Ratio of expenses after expense reductions (%)         1.12      1.12         1.17        1.18        1.18
-----------------------------------------------     -------    -------     -------     -------     -------
Ratio of net investment income (loss) (%)               .45d       .16c        .32         .09         .28
-----------------------------------------------     -------    -------     -------     -------     -------
Portfolio turnover rate (%)                              19         28          30          24          41
-----------------------------------------------     -------    -------     -------     -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%.
    Excluding this non-recurring income, total return would have been 0.01%
    lower.

d   Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GLOBAL OPPORTUNITIES VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE         ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND         FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES            EXPENSES
-----        -------------        --------------        ------------        ----------------       ---------
  1               5.00%                 0.99%                4.01%            $ 10,401.00          $  100.98
  2              10.25%                 1.10%                8.07%            $ 10,806.64          $  116.64
  3              15.76%                 1.10%               12.28%            $ 11,228.10          $  121.19
  4              21.55%                 1.10%               16.66%            $ 11,665.99          $  125.92
  5              27.63%                 1.10%               21.21%            $ 12,120.97          $  130.83
  6              34.01%                 1.10%               25.94%            $ 12,593.69          $  135.93
  7              40.71%                 1.10%               30.85%            $ 13,084.84          $  141.23
  8              47.75%                 1.10%               35.95%            $ 13,595.15          $  146.74
  9              55.13%                 1.10%               41.25%            $ 14,125.36          $  152.46
 10              62.89%                 1.10%               46.76%            $ 14,676.25          $  158.41
TOTAL                                                                                              $1,330.33

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   33

DWS INTERNATIONAL VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI
EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark,
Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland and the United Kingdom. The universe includes all securities in the
Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The portfolio managers utilize information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in
Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
34   DWS INTERNATIONAL VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   35

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
36   DWS INTERNATIONAL VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

18.49   54.51   -21.70   -30.86   -18.37   27.75   16.53   16.17   25.91   14.59
 1998    1999    2000     2001     2002     2003    2004    2005    2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.06%, Q4 1999              WORST QUARTER: -18.80%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.26%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                   1 YEAR         5 YEARS        10 YEARS
                                   ------         -------        --------
Portfolio - Class A                 14.59          20.07           7.28
MSCI EAFE (Reg. TM) Index           11.17          21.59           8.66

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   37

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                  0.74
Distribution/Service (12b-1) Fee                None
Other Expenses1                                 0.20
TOTAL ANNUAL OPERATING EXPENSES2                0.94

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.96% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $96           $300           $520          $1,155

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for International Equities.
   o BS, Pennsylvania State University.

Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 as an analyst for International
     Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan
     Stanley Capital Strategy, and as equity analyst for Oaktree Capital
     Management, JP Morgan Securities and Scudder Kemper Investments.
   o Joined the portfolio in 2008.
   o BA, MA, Louisiana State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
38   DWS INTERNATIONAL VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS INTERNATIONAL VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007         2006        2005       2004       2003
-----------------------------------------     -------      -------     -------    -------    -------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.42      $ 10.85     $  9.50    $  8.26    $  6.52
-----------------------------------------     -------      -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                    .21c         .28b        .15        .09        .09
-----------------------------------------     -------      -------     -------    -------    -------
 Net realized and unrealized gain (loss)         1.73         2.51        1.36       1.26       1.70
-----------------------------------------     -------      -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                1.94         2.79        1.51       1.35       1.79
-----------------------------------------     -------      -------     -------    -------    -------
Less distributions from:
 Net investment income                         (  .35)      (  .22)     (  .16)     ( .11)     ( .05)
-----------------------------------------     -------      -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                $ 15.01      $ 13.42     $ 10.85    $  9.50    $  8.26
-----------------------------------------     -------      -------     -------    -------    -------
Total Return (%)                                14.59        25.91       16.17      16.53      27.75
-----------------------------------------     -------      -------     -------    -------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            702          702         558        533        485
-----------------------------------------     -------      -------     -------    -------    -------
Ratio of expenses (%)                             .98          .98        1.02       1.04       1.05
-----------------------------------------     -------      -------     -------    -------    -------
Ratio of net investment income (loss) (%)        1.48c        2.32b       1.59       1.05       1.32
-----------------------------------------     -------      -------     -------    -------    -------
Portfolio turnover rate (%)                       108          105          59         73        119
-----------------------------------------     -------      -------     -------    -------    -------

a   Based on average shares outstanding during the period.

b   Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and
    0.92% of average daily net assets, respectively.

c   Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and
    0.33% of average daily net assets, respectively.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   39

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS INTERNATIONAL VIP - CLASS A

                                         INITIAL HYPOTHETICAL                            ASSUMED RATE
                MAXIMUM                        INVESTMENT:                                OF RETURN:
             SALES CHARGE:                      $10,000                                       5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----         -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.94%                4.06%            $ 10,406.00           $   95.91
   2             10.25%                 0.94%                8.28%            $ 10,828.48           $   99.80
   3             15.76%                 0.94%               12.68%            $ 11,268.12           $  103.85
   4             21.55%                 0.94%               17.26%            $ 11,725.61           $  108.07
   5             27.63%                 0.94%               22.02%            $ 12,201.67           $  112.46
   6             34.01%                 0.94%               26.97%            $ 12,697.05           $  117.02
   7             40.71%                 0.94%               32.13%            $ 13,212.55           $  121.78
   8             47.75%                 0.94%               37.49%            $ 13,748.98           $  126.72
   9             55.13%                 0.94%               43.07%            $ 14,307.19           $  131.86
  10             62.89%                 0.94%               48.88%            $ 14,888.06           $  137.22
TOTAL                                                                                               $1,154.69

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
40   DWS INTERNATIONAL VIP

DWS HEALTH CARE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well. While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The portfolio managers may favor securities from different industries and companies within the health care sector at different times. The portfolio managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities).
Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   41

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
42   DWS HEALTH CARE VIP

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

  -23.10      33.70       9.59      8.50      6.17     13.20
   2002       2003       2004      2005      2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.08%, Q2 2003              WORST QUARTER: -15.62%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.70%

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   43

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR     5 YEARS     SINCE INCEPTION*
                                      ------     -------     ----------------
Portfolio - Class A                    13.20      13.82            6.93
Standard & Poor's (S&P) 500 Index       5.49      12.83            4.27
Goldman Sachs Healthcare Index          8.26      10.87            4.66

*   Inception: May 1, 2001. Index comparisons begin April 30, 2001.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                  0.67%
Distribution/Service (12b-1) Fee                None
Other Expenses1                                 0.23
TOTAL ANNUAL OPERATING EXPENSES                 0.90

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
    A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned
    5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $92           $287           $498          $1,108

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
44   DWS HEALTH CARE VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Leefin Lai, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and
     Scudder Kemper Investments.
   o Over 15 years of investment industry experience.
   o BS, MBA, University of Illinois.

Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.

   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and
     Engineering sectors and analyst/
     portfolio manager for Eastern European equity.
   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   45

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS HEALTH CARE VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007          2006         2005        2004       2003
-----------------------------------------     --------      -------     --------    --------    -------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.77      $ 13.02     $  12.00    $  10.95    $  8.19
-----------------------------------------     --------      -------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                     .03c      (  .01)b     (  .02)     (  .03)    (  .02)
-----------------------------------------     --------      -------     --------    --------    -------
 Net realized and unrealized gain (loss)          1.75          .81         1.04        1.08       2.78
-----------------------------------------     --------      -------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                 1.78          .80         1.02        1.05       2.76
-----------------------------------------     --------      -------     --------    --------    -------
Less distributions from:
 Net realized gains                             (  .87)      (  .05)           -           -          -
-----------------------------------------     --------      -------     --------    --------    -------
NET ASSET VALUE, END OF PERIOD                $  14.68      $ 13.77     $  13.02    $  12.00    $ 10.95
-----------------------------------------     --------      -------     --------    --------    -------
Total Return (%)                                 13.20         6.17b        8.50        9.59      33.70
-----------------------------------------     --------      -------     --------    --------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              98          101          109         109        101
-----------------------------------------     --------      -------     --------    --------    -------
Ratio of expenses (%)                              .93          .89          .88         .88        .87
-----------------------------------------     --------      -------     --------    --------    -------
Ratio of net investment income (loss) (%)          .19c      (  .03)b     (  .18)     (  .29)    (  .24)
-----------------------------------------     --------      -------     --------    --------    -------
Portfolio turnover rate (%)                         37           47           43          77         64
-----------------------------------------     --------      -------     --------    --------    -------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

c   Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
46   DWS HEALTH CARE VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS HEALTH CARE VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                 MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                      $10,000                                      5%
                 0.00%            ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----         -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.90%                4.10%            $ 10,410.00           $   91.85
   2             10.25%                 0.90%                8.37%            $ 10,836.81           $   95.61
   3             15.76%                 0.90%               12.81%            $ 11,281.12           $   99.53
   4             21.55%                 0.90%               17.44%            $ 11,743.65           $  103.61
   5             27.63%                 0.90%               22.25%            $ 12,225.13           $  107.86
   6             34.01%                 0.90%               27.26%            $ 12,726.37           $  112.28
   7             40.71%                 0.90%               32.48%            $ 13,248.15           $  116.89
   8             47.75%                 0.90%               37.91%            $ 13,791.32           $  121.68
   9             55.13%                 0.90%               43.57%            $ 14,356.76           $  126.67
  10             62.89%                 0.90%               49.45%            $ 14,945.39           $  131.86
TOTAL                                                                                               $1,107.84

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   47

DWS EQUITY 500 INDEX VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price
Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The
S&P 500 Index is a well-known stock market index that includes common stocks of
500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.
Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains as compared to actively managed portfolios.

STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark.
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the
S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98%
or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.
The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P 500 Index stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
48   DWS EQUITY 500 INDEX VIP

included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30%
of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500
Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.

INFORMATION REGARDING THE INDEX

The portfolio is not sponsored, endorsed, sold or promoted by the Standard &
Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P
500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P
500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500
Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages
(including lost profits), even if notified of the possibility of such damages.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   49

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:

o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500
Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.
Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500
Index.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
50   DWS EQUITY 500 INDEX VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

28.71   20.39   -9.24    -12.18    -22.31    28.16    10.59    4.68    15.52   5.30
 1998    1999    2000      2001     2002      2003     2004    2005     2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.22%, Q4 1998              WORST QUARTER: -17.24%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.53%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS
                                          ------        -------        --------
Portfolio - Class A Shares                  5.30          12.53           5.64
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   51

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                          CLASS A
---------                                          -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                      0.19%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                     0.12
TOTAL ANNUAL OPERATING EXPENSES                     0.31
Less Fee Waiver/Expense Reimbursement               0.03
NET ANNUAL OPERATING EXPENSES2                      0.28

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.28% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $29           $97            $171           $390

THE PORTFOLIO MANAGER

Brent Reeder is a Senior Vice President at Northern Trust Investments, NA
("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007.
Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
52   DWS EQUITY 500 INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by
Ernst & Young LLP, an independent registered public accounting firm.

DWS EQUITY 500 INDEX VIP - CLASS A

YEARS ENDED DECEMBER 31,                               2007         2006        2005        2004         2003
--------------------------------------------------    -------     -------     -------     -------      -------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 14.97     $ 13.11     $ 12.73     $ 11.64      $  9.20
--------------------------------------------------    -------     -------     -------     -------      -------
Income (loss) from investment operations:
 Net investment income (loss)a                            .27         .24         .21         .21          .15
--------------------------------------------------    -------     -------     -------     -------      -------
 Net realized and unrealized gain (loss)                  .52        1.78         .37        1.01         2.41
---------------------------------------------------   -------     -------     -------     -------      -------
 TOTAL FROM INVESTMENT OPERATIONS                         .79        2.02         .58        1.22         2.56
---------------------------------------------------   -------     -------     -------     -------      -------
Less distributions from:
 Net investment income                                 (  .23)     (  .16)     (  .20)     (  .13)      (  .12)
--------------------------------------------------    -------     -------     -------     -------      -------
NET ASSET VALUE, END OF PERIOD                        $ 15.53     $ 14.97     $ 13.11     $ 12.73      $ 11.64
---------------------------------------------------   -------     -------     -------     -------      -------
Total Return (%)                                         5.30b      15.52b       4.68       10.59b       28.16b
--------------------------------------------------    -------     -------     -------     -------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  1,046       1,412       1,102         790          627
--------------------------------------------------    -------     -------     -------     -------      -------
Ratio of expenses before expense reductions and/or
recoupments (%)                                           .33         .28         .27         .28          .30
--------------------------------------------------    -------     -------     -------     -------      -------
Ratio of expenses after expense reductions and/or
recoupments (%)                                           .30         .27         .27         .29          .30
--------------------------------------------------    -------     -------     -------     -------      -------
Ratio of net investment income (loss) (%)                1.71        1.73        1.62        1.76         1.50
--------------------------------------------------    -------     -------     -------     -------      -------
Portfolio turnover rate (%)                                 7c          9          15           1            1
---------------------------------------------------   -------     -------     -------     -------      -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   53

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS EQUITY 500 INDEX VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%           ----------------------------------        --------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE         ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND         FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES            EXPENSES
-----        -------------        --------------        ------------        ----------------        --------
   1              5.00%                 0.28%                4.72%            $ 10,472.00           $ 28.66
   2             10.25%                 0.31%                9.63%            $ 10,963.14           $ 33.22
   3             15.76%                 0.31%               14.77%            $ 11,477.31           $ 34.78
   4             21.55%                 0.31%               20.16%            $ 12,015.59           $ 36.41
   5             27.63%                 0.31%               25.79%            $ 12,579.12           $ 38.12
   6             34.01%                 0.31%               31.69%            $ 13,169.09           $ 39.91
   7             40.71%                 0.31%               37.87%            $ 13,786.72           $ 41.78
   8             47.75%                 0.31%               44.33%            $ 14,443.31           $ 43.74
   9             55.13%                 0.31%               51.10%            $ 15,110.24           $ 45.79
  10             62.89%                 0.31%               58.19%            $ 15,818.91           $ 47.94
TOTAL                                                                                               $390.35

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
54   DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000
(Reg. TM) Index measures the performance of the 2,000 smallest companies in the
Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000
(Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM)
Index's performance, there is no assurance of achieving this objective.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains as compared to actively managed portfolios.

STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark.
Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000
(Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   55

included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell
2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30%
of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000
(Reg. TM) Index's value in roughly the same proportion as the Russell 2000
(Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:

o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM)
  Index, which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the
Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
56   DWS SMALL CAP INDEX VIP

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.
Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell
2000 (Reg. TM) Index.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   57

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]

 -2.18   20.16    -3.87   2.07    -20.58   46.42   17.76   4.26   17.49    -1.90
  1998    1999    2000    2001     2002     2003    2004   2005    2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.16%, Q2 2003               WORST QUARTER: -21.37%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.13%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR         5 YEARS        10 YEARS
                                      ------         -------        --------
Portfolio - Class A shares             -1.90          15.69           6.62
Russell 2000 (Reg. TM) Index           -1.57          16.25           7.08

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
58   DWS SMALL CAP INDEX VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                          CLASS A
---------                                          -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                      0.35%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                     0.15

TOTAL ANNUAL OPERATING EXPENSES                     0.50
Less Fee Waiver/Expense Reimbursement               0.03
NET ANNUAL OPERATING EXPENSES2                      0.47

1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.47% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------             ------    -------    -------    --------
Class A shares        $48       $157       $277       $625

THE PORTFOLIO MANAGER

Brent Reeder is a Senior Vice President at Northern Trust Investments, NA
("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007.
Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   59

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by
Ernst & Young LLP, an independent registered public accounting firm.

DWS SMALL CAP INDEX VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007       2006       2005       2004        2003
-----------------------------------------------    -------    -------    -------    -------     -------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 16.12    $ 14.40    $ 14.35    $ 12.24     $  8.45
-----------------------------------------------    -------    -------    -------    -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                         .17        .14        .11        .11         .09
-----------------------------------------------    -------    -------    -------    -------     -------
 Net realized and unrealized gain (loss)            (  .40)      2.34        .42       2.06        3.79
-----------------------------------------------    -------    -------    -------    -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                   (  .23)      2.48        .53       2.17        3.88
-----------------------------------------------    -------    -------    -------    -------     -------
Less distributions from:
 Net investment income                              (  .14)    (  .10)    (  .09)    (  .06)     (  .09)
-----------------------------------------------    -------    -------    -------    -------     -------
 Net realized gains                                 (1.04)    (  .66)    (  .39)         -           -
-----------------------------------------------    -------    -------    -------    -------     -------
 TOTAL DISTRIBUTIONS                                (1.18)    (  .76)    (  .48)    (  .06)     (  .09)
-----------------------------------------------    -------    -------    -------    -------     -------
NET ASSET VALUE, END OF PERIOD                     $ 14.71    $ 16.12    $ 14.40    $ 14.35     $  12.24
-----------------------------------------------    -------    -------    -------    -------     -------
Total Return (%)b                                   (1.90)     17.49       4.26      17.76       46.42
-----------------------------------------------    -------    -------    -------    -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 305        536        449        450         316
-----------------------------------------------    -------    -------    -------    -------     -------
Ratio of expenses before expense reductions (%)        .53        .47        .46        .48         .61
-----------------------------------------------    -------    -------    -------    -------     -------
Ratio of expenses after expense reductions (%)         .51        .45        .45        .45         .45
-----------------------------------------------    -------    -------    -------    -------     -------
Ratio of net investment income (loss) (%)             1.09        .93        .78        .87         .91
-----------------------------------------------    -------    -------    -------    -------     -------
Portfolio turnover rate (%)                             24c        42         26         22          28
-----------------------------------------------    -------    -------    -------    -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
60   DWS SMALL CAP INDEX VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS SMALL CAP INDEX VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                  0.00%           ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE         ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND         FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES            EXPENSES
-----        -------------        --------------        ------------        ----------------        --------
   1              5.00%                 0.47%                4.53%            $ 10,453.00           $ 48.06
   2             10.25%                 0.50%                9.23%            $ 10,923.39           $ 53.44
   3             15.76%                 0.50%               14.15%            $ 11,414.94           $ 55.85
   4             21.55%                 0.50%               19.29%            $ 11,928.61           $ 58.36
   5             27.63%                 0.50%               24.65%            $ 12,465.40           $ 60.99
   6             34.01%                 0.50%               30.26%            $ 13,026.34           $ 63.73
   7             40.71%                 0.50%               36.13%            $ 13,612.53           $ 66.60
   8             47.75%                 0.50%               42.25%            $ 14,225.09           $ 69.59
   9             55.13%                 0.50%               48.65%            $ 14,865.22           $ 72.73
  10             62.89%                 0.50%               55.34%            $ 15,534.15           $ 76.00
TOTAL                                                                                               $625.35

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   61

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten equity holdings and other information about each portfolio is posted on
www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the
investment advisor for each portfolio. Under the supervision of the Board
Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA,
Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
62   OTHER POLICIES AND RISKS

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

PORTFOLIO NAME                       FEE PAID
--------------                       --------
DWS Bond VIP                           0.39%
DWS Growth & Income VIP                0.38%*
DWS Capital Growth VIP                 0.36%*
DWS Global Opportunities VIP           0.87%*
DWS International VIP                  0.74%
DWS Health Care VIP                    0.67%
DWS Equity 500 Index VIP               0.16%*
DWS Small Cap Index VIP                0.33%*

*   Reflecting the effect of expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.

PORTFOLIO SUBADVISORS

SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment subadvisory agreement between the Advisor and
Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at
1735 Market Street, Philadelphia, PA 19103.

SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen
Asset Management Investment Services Limited ("AAMISL"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.

SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500
Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street,
Chicago, IL 60603. NTI is an investment adviser registered under the Investment
Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     THE INVESTMENT ADVISOR   63

Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of
Northern Trust Corporation, a company that is regulated by the Board of
Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust
Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of
$757.2 billion.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
64   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio.
Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT
Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public.
Each portfolio sells shares only to separate accounts of insurance companies.
As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   65

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company.
The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
  (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders
(as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
66   YOUR INVESTMENT IN THE PORTFOLIOS

shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip"
transaction is defined as any combination of purchase and redemption activity
(including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   67

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/sub-transfer agency/networking fees payable by each portfolio
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the
Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from
..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
68   YOUR INVESTMENT IN THE PORTFOLIOS

Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
  ----------------------------------      = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See
"Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.

DISTRIBUTIONS

Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the
"Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   69

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In
addition, distributions made to an owner who is younger than 59 1|M/2 may be
subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation.
Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations.
Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
70   DISTRIBUTIONS

--------------------------------------------------------------------------------
TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements.
Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The
SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778 -1482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the
SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330

SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507

(05/01/08) 1a-A

                             DWS VARIABLE SERIES II

          SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF
                             THE LISTED PORTFOLIOS:

                                -----------------

                          DWS Janus Growth & Income VIP
                           DWS Davis Venture Value VIP

The Board of each portfolio noted above has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each portfolio, to effect the following portfolio mergers:

--------------------------------------------------------------------------------
Acquired Portfolios              Acquiring Portfolios
--------------------------------------------------------------------------------
DWS Janus Growth & Income VIP    DWS Variable Series I: DWS Capital Growth VIP
--------------------------------------------------------------------------------
DWS Davis Venture Value VIP      DWS Variable Series II: DWS Large Cap Value VIP
--------------------------------------------------------------------------------

Completion of each merger is subject to a number of conditions, including final approval by a portfolio's Board and approval by shareholders of the Acquired
Portfolios at a shareholder meeting expected to be held on or about the first quarter of 2009. Prior to the shareholder meeting, you and your insurance company will receive: (i) a proxy statement/prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; and (ii) a prospectus for the applicable Acquiring
Portfolio. You will also receive a voting instruction form and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives your voting instructions.

               Please Retain This Supplement for Future Reference

December 1, 2008
st-VS_merger

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                        OF EACH OF THE LISTED PORTFOLIOS:

================================================================================

DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP

================================================================================

 DWS Variable Series I

 DWS Bond VIP
 DWS Capital Growth VIP
 DWS Global Opportunities VIP
 DWS Growth & Income VIP
 DWS Health Care VIP
 DWS International VIP
================================================================================

 DWS Variable Series II

 DWS Balanced VIP                         DWS International Select Equity VIP
 DWS Blue Chip VIP                        DWS Janus Growth & Income VIP
 DWS Conservative Allocation VIP          DWS Large Cap Value VIP
 DWS Core Fixed Income VIP                DWS Mid Cap Growth VIP
 DWS Davis Venture Value VIP              DWS Moderate Allocation VIP
 DWS Dreman High Return Equity VIP        DWS Money Market VIP
 DWS Dreman Small Mid Cap Value VIP       DWS Small Cap Growth VIP
 DWS Global Thematic VIP                  DWS Strategic Income VIP
 DWS Government & Agency Securities VIP   DWS Technology VIP
 DWS Growth Allocation VIP                DWS Turner Mid Cap Growth VIP
 DWS High Income VIP

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each portfolio's prospectuses:

A complete list of each portfolio's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month.
More frequent postings of portfolio holdings may be made from time to time on
www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
VS-3614

                                  MAY 1, 2008

                                   PROSPECTUS

                             DWS VARIABLE SERIES II

                                    CLASS A

DWS BALANCED VIP

DWS BLUE CHIP VIP

DWS CORE FIXED INCOME VIP

DWS DAVIS VENTURE VALUE VIP

DWS DREMAN HIGH RETURN EQUITY VIP

DWS DREMAN SMALL MID CAP VALUE VIP

DWS GLOBAL THEMATIC VIP

DWS GOVERNMENT & AGENCY SECURITIES VIP

DWS HIGH INCOME VIP

DWS INTERNATIONAL SELECT EQUITY VIP

DWS JANUS GROWTH & INCOME VIP

DWS LARGE CAP VALUE VIP

DWS MID CAP GROWTH VIP

DWS MONEY MARKET VIP

DWS SMALL CAP GROWTH VIP

DWS STRATEGIC INCOME VIP

DWS TECHNOLOGY VIP

DWS TURNER MID CAP GROWTH VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------

HOW EACH PORTFOLIO WORKS

  3        DWS Balanced VIP
 12        DWS Blue Chip VIP
 18        DWS Core Fixed Income VIP
 25        DWS Davis Venture Value VIP
 31        DWS Dreman High Return
           Equity VIP
 38        DWS Dreman Small Mid Cap
           Value VIP
 45        DWS Global Thematic VIP
 53        DWS Government & Agency
           Securities VIP
 60        DWS High Income VIP
 67        DWS International Select Equity
           VIP
 74        DWS Janus Growth & Income
           VIP

 80        DWS Large Cap Value VIP
 86        DWS Mid Cap Growth VIP
 93        DWS Money Market VIP
 99        DWS Small Cap Growth VIP
106        DWS Strategic Income VIP
114        DWS Technology VIP
121        DWS Turner Mid Cap Growth
           VIP
127        Other Policies and Risks
127        The Investment Advisor
130        Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS

134        Buying and Selling Shares
137        How each Portfolio Calculates
           Share Price
138        Distributions
138        Taxes

HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BALANCED VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities.
Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The Advisor allocates the portfolio's assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities.
The Advisor reviews the portfolio's allocation among the various asset categories periodically and may adjust the portfolio's allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the portfolio's overall investment strategy.

The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the portfolio. Each strategy is managed by a team of portfolio managers that specialize in a respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP
(integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets.
The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indices and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1/3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where the portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio managers may use futures, options, forward currency transactions and swaps.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   3

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the portfolio may employ more than one team of portfolio managers to manage each strategy within the asset categories in which the portfolio's assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price at which the portfolio pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the portfolio but incurring additional costs for the portfolio. Further, because the Advisor may periodically adjust the portfolio's allocation among various asset categories, the portfolio may incur additional costs associated with portfolio turnover.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting

4   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

standards for companies based in foreign markets differ from those in the US.
Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor's own credit quality standards. If a security's credit quality declines, the
  Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   5

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

 15.14   14.81    -2.63    -6.09   -15.17   18.10    6.64    4.30   10.24   4.84
  1998    1999    2000      2001    2002     2003    2004    2005    2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.82%, Q4 1998              WORST QUARTER: -9.91%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -5.52%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                               1 YEAR     5 YEARS     10 YEARS
                                               ------     -------     --------
Portfolio - Class A                              4.84        8.71        4.53
Russell 1000 Index                               5.77       13.43        6.20
Russell 2000 Index                              -1.57       16.25        7.08
Standard & Poor's (S&P) 500 Index                5.49       12.83        5.91
Lehman Brothers U.S. Aggregate Index             6.97        4.42        5.97
MSCI EAFE Index                                 11.17       21.59        8.66
Credit Suisse High Yield Index                   2.65       10.97        6.10
Merrill Lynch 3-Month US Treasury Bill Index     5.03        3.07        3.77

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

6   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     --------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                0.36%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                0.16
TOTAL ANNUAL OPERATING EXPENSES                0.52

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $53           $167           $291           $653

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   7

THE PORTFOLIO MANAGERS

The portfolio is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the portfolio's overall investment strategy. Each portfolio management team has authority over all aspects of the portion of the portfolio allocated to it, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  Joined the portfolio in 2005.
   o  BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured
      Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
      Credit Rating Company.
   o  Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o  BA, Harvard University; MBA, University of Chicago Graduate School of
      Business.

Inna Okounkova
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Lead portfolio manager for Asset Allocation strategies: New York.
   o  Joined Deutsche Asset Management in 1999 as quantitative analyst, becoming associate portfolio manager in 2001.
   o  Joined the portfolio in 2005.
   o  BS, MS, Moscow State University; MBA, University of Chicago Graduate
      School of Business.

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
      Served as head of the High Yield group in Europe and as an Emerging
      Markets portfolio manager.
   o  Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o  BS, United States Military Academy (West Point); MBA, New York
      University, Stern School of Business.

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management and the portfolio in 2002.
   o  Head of Large Cap Growth Portfolio Selection Team.
   o  Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.
   o  BBA, MBA, University of Wisconsin -
      Madison.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o  Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o  Global Head of Quantitative Strategies Portfolio Management: New York.
   o  Joined the portfolio in 2005.
   o  BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Strategies: New York.
   o  Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o  Joined the portfolio in 2007.
   o  BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Global Quantitative Equity: New York.
   o  Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
      and a product developer for FactSet Research.
   o  Joined the portfolio in 2007.
   o  BA, University of Connecticut.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o  Senior portfolio manager for Quantitative Strategies: New York.
   o  Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
      FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
      Management.
   o  Joined the portfolio in 2007.
   o  BA and MBA, University of Miami.

8   DWS BALANCED VIP                                 DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

Matthias Knerr, CFA
Managing Director Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as a member of the International
     Equity team, serving as portfolio manager and investment analyst, and joined the portfolio in 2007.
   o Senior portfolio manager for International Select Equity and
     International Equity Strategies: New York.
   o Previously served as portfolio manager for the Deutsche European Equity
     Fund and the Deutsche Global Select Equity Fund, and as head of global equity research team for Capital Goods sector: London.
   o BS, Pennsylvania State University.

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.
   o US and Global Fund Management: Frankfurt.
   o PhD, University of Heidelberg, studies in physics and economics at
     University of Heidelberg and University of Utah.

John Brennan
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Portfolio and Sector Manager for Institutional Fixed Income: Louisville.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of
     Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US
     Treasuries and agency debt.
   o BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.
   o BA, Bellarmine University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                        DWS BALANCED
                                                               VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BALANCED VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007        2006         2005        2004        2003
-----------------------------------------------     -------     -------      -------     -------    -------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 24.46     $ 22.75      $ 22.37     $ 21.32    $ 18.66
-----------------------------------------------     -------     -------      -------     -------    -------
Income (loss) from investment operations:
 Net investment income a                                .74         .69d         .59         .47        .37
-----------------------------------------------     -------     -------      -------     -------    -------
 Net realized and unrealized gain (loss)                .42        1.60          .34         .93       2.90
-----------------------------------------------     -------     -------      -------     -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                      1.16        2.29          .93        1.40       3.27
-----------------------------------------------     -------     -------      -------     -------    -------
Less distributions from:
 Net investment income                               (  .81)     (  .58)      (  .55)     (  .35)    (  .61)
-----------------------------------------------     -------     -------      -------     -------    -------
NET ASSET VALUE, END OF PERIOD                      $ 24.81     $ 24.46      $ 22.75     $ 22.37    $ 21.32
-----------------------------------------------     -------     -------      -------     -------    -------
Total Return (%)                                       4.84b      10.24b,d      4.30b       6.64      18.10
-----------------------------------------------     -------     -------      -------     -------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  528         600          653         622        667
-----------------------------------------------     -------     -------      -------     -------    -------
Ratio of expenses before expense reductions (%)         .52         .55          .55         .59        .59
-----------------------------------------------     -------     -------      -------     -------    -------
Ratio of expenses after expense reductions (%)          .51         .51          .53         .59        .59
-----------------------------------------------     -------     -------      -------     -------    -------
Ratio of net investment income (%)                     3.00        2.99d        2.66        2.18       1.88
-----------------------------------------------     -------     -------      -------     -------    -------
Portfolio turnover rate (%)                             190c        108          121c        131c       102c
-----------------------------------------------     -------     -------      -------     -------    -------

a    Based on average shares outstanding during the period.

b    Total return would have been lower had certain expenses not been reduced.

c    The portfolio turnover rate including mortgage dollar roll transactions was
     199%, 122%, 140% and 108% for the years ended December 31, 2007, December
     31, 2005, December 31, 2004 and December 31, 2003, respectively.

d    Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

10   DWS BALANCED VIP                                DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BALANCED VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            ----------------------------------        --------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE         ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND         FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES            EXPENSES
-----        -------------        --------------        ------------        ----------------        --------
   1              5.00%                 0.52%                4.48%            $ 10,448.00           $ 53.16
   2             10.25%                 0.52%                9.16%            $ 10,916.07           $ 55.55
   3             15.76%                 0.52%               14.05%            $ 11,405.11           $ 58.04
   4             21.55%                 0.52%               19.16%            $ 11,916.06           $ 60.64
   5             27.63%                 0.52%               24.50%            $ 12,449.90           $ 63.35
   6             34.01%                 0.52%               30.08%            $ 13,007.65           $ 66.19
   7             40.71%                 0.52%               35.90%            $ 13,590.40           $ 69.15
   8             47.75%                 0.52%               41.99%            $ 14,199.25           $ 72.25
   9             55.13%                 0.52%               48.35%            $ 14,835.37           $ 75.49
  10             62.89%                 0.52%               55.00%            $ 15,500.00           $ 78.87
TOTAL                                                                                               $652.69

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BALANCED
                                                              VIP   11

DWS BLUE CHIP VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the
S&P 500 Index (as of February 29, 2008, the S&P 500 Index had a median market capitalization of $10.8 billion) and that the portfolio managers consider to be
"blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US common stocks, it could invest up to
20% of its net assets in foreign securities. The portfolio may also invest in other types of equity securities such as preferred stocks or convertible securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as

12   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   13

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

13.84   25.24    -7.84    -15.81   -22.11   27.25   16.04   10.06   15.65   3.50
1998    1999      2000     2001     2002     2003    2004    2005    2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.26%, Q4 1998               WORST QUARTER: -17.43%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -10.84%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        10 YEARS
                            ------        -------        --------
Portfolio - Class A           3.50          14.23           5.30
Russell 1000 Index            5.77          13.43           6.20

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

14   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.54%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                 0.17
TOTAL ANNUAL OPERATING EXPENSES                 0.71

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $73           $227           $395           $883

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2003.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2006.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc.
     and a product developer for FactSet Research.
   o Joined the portfolio in 2006.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   15

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS BLUE CHIP VIP - CLASS A

YEARS ENDED DECEMBER 31,                       2007        2006        2005        2004        2003
-----------------------------------------    -------     --------    -------     -------     -------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 16.17     $  14.88    $ 13.65     $ 11.84     $  9.37
-----------------------------------------    -------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income a                         .17          .17b       .14         .13         .08
-----------------------------------------    -------     --------    -------     -------     -------
 Net realized and unrealized gain (loss)         .36         2.07       1.22        1.76        2.45
-----------------------------------------    -------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                .53         2.24       1.36        1.89        2.53
-----------------------------------------    -------     --------    -------     -------     -------
Less distributions from:
 Net investment income                        (  .18)      (  .14)    (  .13)     (  .08)     (  .06)
-----------------------------------------    -------     --------    -------     -------     -------
 Net realized gains                           (1.87)      (  .81)         -           -           -
-----------------------------------------    -------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                          (2.05)      (  .95)    (  .13)     (  .08)     (  .06)
-----------------------------------------    -------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD               $ 14.65     $  16.17    $ 14.88     $ 13.65     $ 11.84
-----------------------------------------    -------     --------    -------     -------     -------
Total Return (%)                                3.50      15.65b       10.06       16.04       27.25
-----------------------------------------    -------     --------    -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           242          314        294         283         242
-----------------------------------------    -------     --------    -------     -------     -------
Ratio of expenses (%)                            .71          .71        .70         .70         .71
-----------------------------------------    -------     --------    -------     -------     -------
Ratio of net investment income (%)              1.13       1.12b        1.00        1.08         .82
-----------------------------------------    -------     --------    -------     -------     -------
Portfolio turnover rate (%)                      275          226        288         249         182
-----------------------------------------    -------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

16   DWS BLUE CHIP VIP                               DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS BLUE CHIP VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            ----------------------------------        --------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE         ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND         FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES            EXPENSES
-----        -------------        --------------        ------------        ----------------        -------
   1              5.00%                 0.71%                4.29%            $ 10,429.00           $ 72.52
   2             10.25%                 0.71%                8.76%            $ 10,876.40           $ 75.63
   3             15.76%                 0.71%               13.43%            $ 11,343.00           $ 78.88
   4             21.55%                 0.71%               18.30%            $ 11,829.62           $ 82.26
   5             27.63%                 0.71%               23.37%            $ 12,337.11           $ 85.79
   6             34.01%                 0.71%               28.66%            $ 12,866.37           $ 89.47
   7             40.71%                 0.71%               34.18%            $ 13,418.34           $ 93.31
   8             47.75%                 0.71%               39.94%            $ 13,993.98           $ 97.31
   9             55.13%                 0.71%               45.94%            $ 14,594.32           $101.49
  10             62.89%                 0.71%               52.20%            $ 15,220.42           $105.84
TOTAL                                                                                               $882.50

DWS VARIABLE SERIES II - CLASS A SHARES                       DWS BLUE CHIP
                                                              VIP   17

DWS CORE FIXED INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income.

The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers U.S. Aggregate Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers U.S. Aggregate
Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principal on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

PORTFOLIO MATURITY. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities, in an amount up to 33 1/3% of its total assets, to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

Although not one of its principal strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, swaps and options.

18   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.
Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   19

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  7.93   -2.06    9.90    5.71    8.01    5.13    4.53    2.25    4.26   4.17
  1998    1999    2000    2001    2002    2003    2004    2005    2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.14%, Q3 2002               WORST QUARTER: -2.36%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: -2.01%

20   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR        5 YEARS        10 YEARS
                                      ------        -------        --------
Portfolio - Class A                     4.17           4.06           4.93
Lehman Brothers U.S. Aggregate
Index                                   6.97           4.42           5.97

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.49%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                 0.17
TOTAL ANNUAL OPERATING EXPENSES 3               0.66

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.70% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
    September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $67           $211           $368           $822

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   21

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio.
Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at
     First Pennsylvania Bank.
   o BA, Bucknell University; MBA, Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine
     Webber and Merrill Lynch.
   o BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at
     Prudential Securities.
   o BA, SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o BS, The Wharton School, University of Pennsylvania; MBA, University of
     Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment
     Advisors.
   o BS, Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche
     Asset Management in 1991 as member of Core Fixed Income; seconded to the
     London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o BS, Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset
     Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential
     Securities and national sales manager for fixed income securities at
     Prudential Securities.
   o BS, St. Peter's College; MBA, Baruch College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

22   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS CORE FIXED INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                       2007        2006       2005       2004      2003
-----------------------------------------    -------     -------    -------    -------   -------
SELECTED PER SHARE DATE
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 11.86     $ 11.81    $ 12.07    $ 12.16   $ 11.98
-----------------------------------------    -------     -------    -------    -------   -------
Income (loss) from investment operations:
 Net investment income a                         .56         .53        .47        .50       .45
-----------------------------------------    -------     -------    -------    -------   -------
 Net realized and unrealized gain (loss)      (  .08)     (  .05)    (  .21)       .05       .14
-----------------------------------------    -------     -------    -------    -------   -------
 TOTAL FROM INVESTMENT OPERATIONS                .48         .48        .26        .55       .59
-----------------------------------------    -------     -------    -------    -------   -------
Less distributions from:
 Net investment income                        (  .52)     (  .43)    (  .41)    (  .43)   (  .41)
-----------------------------------------    -------     -------    -------    -------   -------
 Net realized gains                                -      (  .00)*   (  .11)    (  .21)        -
-----------------------------------------    -------     -------    -------    -------   -------
 TOTAL DISTRIBUTIONS                          (  .52)     (  .43)    (  .52)    (  .64)   (  .41)
-----------------------------------------    -------     -------    -------    -------   -------
NET ASSET VALUE, END OF PERIOD               $ 11.82     $ 11.86    $ 11.81    $ 12.07   $ 12.16
-----------------------------------------    -------     -------    -------    -------   -------
Total Return (%)                                4.17        4.26       2.25       4.53      5.13
-----------------------------------------    -------     -------    -------    -------   -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           186         277        252        210       201
-----------------------------------------    -------     -------    -------    -------   -------
Ratio of expenses (%)                            .66         .68        .67        .66       .66
-----------------------------------------    -------     -------    -------    -------   -------
Ratio of net investment income (%)              4.78        4.56       3.96       4.18      3.75
-----------------------------------------    -------     -------    -------    -------   -------
Portfolio turnover rate (%)b                     197         183        164        185       229
-----------------------------------------    -------     -------    -------    -------   -------

a   Based on average shares outstanding during the period.

b   The portfolio turnover rate including mortgage dollar roll transactions was
    209%, 198%, 241%, 176% and 204% for the years ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004 and December 31,
    2003, respectively.

*   Amount is less than $.005

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS CORE FIXED INCOME
                                                        VIP   23

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS CORE FIXED INCOME VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----        -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.66%                4.34%            $ 10,434.00           $  67.43
   2             10.25%                 0.66%                8.87%            $ 10,886.84           $  70.36
   3             15.76%                 0.66%               13.59%            $ 11,359.32           $  73.41
   4             21.55%                 0.66%               18.52%            $ 11,852.32           $  76.60
   5             27.63%                 0.66%               23.67%            $ 12,366.71           $  79.92
   6             34.01%                 0.66%               29.03%            $ 12,903.42           $  83.39
   7             40.71%                 0.66%               34.63%            $ 13,463.43           $  87.01
   8             47.75%                 0.66%               40.48%            $ 14,047.75           $  90.79
   9             55.13%                 0.66%               46.57%            $ 14,657.42           $  94.73
  10             62.89%                 0.66%               52.94%            $ 15,293.55           $  98.84
TOTAL                                                                                               $ 822.48

24   DWS CORE FIXED INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS DAVIS VENTURE VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates may compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock's market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   25

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

26   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -15.79      29.84      11.83       9.64     14.84      4.46
   2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 17.04%, Q2 2003              WORST QUARTER: -12.70%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -8.95%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                 1 YEAR        5 YEARS        SINCE INCEPTION1
                                 ------        -------        ----------------
Portfolio - Class A                4.46          13.81               6.56
Russell 1000 Value Index          -0.17          14.63               7.29

1   Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   27

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A
---------                                      -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.86%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                 0.16
TOTAL ANNUAL OPERATING EXPENSES                 1.02
Less Expense Waiver/Reimbursement               0.13
NET ANNUAL OPERATING EXPENSES3                  0.89

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.89% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        ---------
Class A shares           $91           $312           $551         $1,236

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg,
who have each managed the portfolio since inception. Mr. Davis is Chairman of
Davis Selected Advisers, L.P. and manages several funds advised by the firm.
Mr. Davis began his investment career and joined the subadvisor in 1988. Mr.
Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

28   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS DAVIS VENTURE VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006          2005        2004        2003
-------------------------------------------------   --------     --------      --------    --------    -------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.25     $  12.49      $  11.48    $  10.31    $  7.99
-------------------------------------------------   --------     --------      --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                           .15          .10           .09         .08        .06
-------------------------------------------------   --------     --------      --------    --------    -------
 Net realized and unrealized gain (loss)                 .47         1.74          1.01        1.14       2.31
-------------------------------------------------   --------     --------      --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                        .62         1.84          1.10        1.22       2.37
-------------------------------------------------   --------     --------      --------    --------    -------
Less distributions from:
 Net investment income                                (  .10)      (  .08)       (  .09)     (  .05)    (  .05)
-------------------------------------------------   --------     --------      --------    --------    -------
 Net realized gains                                   (  .18)           -             -           -          -
-------------------------------------------------   --------     --------      --------    --------    -------
 TOTAL DISTRIBUTIONS                                  (  .28)      (  .08)       (  .09)     (  .05)    (  .05)
-------------------------------------------------   --------     --------      --------    --------    -------
NET ASSET VALUE, END OF PERIOD                      $  14.59     $  14.25      $  12.49    $  11.48    $ 10.31
-------------------------------------------------   --------     --------      --------    --------    -------
Total Return (%)                                        4.46b       14.84b         9.64b      11.83      29.84
-------------------------------------------------   --------     --------      --------    --------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   307          346           309         268        220
-------------------------------------------------   --------     --------      --------    --------    -------
Ratio of expenses before expense reductions (%)         1.02         1.02          1.02        1.05       1.01
-------------------------------------------------   --------     --------      --------    --------    -------
Ratio of expenses after expense reductions (%)           .88          .85           .96        1.05       1.01
-------------------------------------------------   --------     --------      --------    --------    -------
Ratio of net investment income (%)                      1.01          .77           .78         .74        .62
-------------------------------------------------   --------     --------      --------    --------    -------
Portfolio turnover rate (%)                                9           16             8           3          7
-------------------------------------------------   --------     --------      --------    --------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS DAVIS VENTURE VALUE
                                                       VIP   29

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DAVIS VENTURE VALUE VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-----        -------------        --------------        ------------        ----------------        ----------
   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
   2             10.25%                 1.02%                8.25%            $ 10,825.36           $   108.31
   3             15.76%                 1.02%               12.56%            $ 11,256.21           $   112.62
   4             21.55%                 1.02%               17.04%            $ 11,704.20           $   117.10
   5             27.63%                 1.02%               21.70%            $ 12,170.03           $   121.76
   6             34.01%                 1.02%               26.54%            $ 12,654.40           $   126.60
   7             40.71%                 1.02%               31.58%            $ 13,158.04           $   131.64
   8             47.75%                 1.02%               36.82%            $ 13,681.73           $   136.88
   9             55.13%                 1.02%               42.26%            $ 14,226.27           $   142.33
  10             62.89%                 1.02%               47.92%            $ 14,792.47           $   148.00
TOTAL                                                                                               $ 1,236.07

30   DWS DAVIS VENTURE VALUE VIP                     DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS DREMAN HIGH RETURN EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February
29, 2008, the S&P 500 Index had a median market capitalization of $10.8 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In addition, the portfolio may invest in initial public offerings.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio may invest up to 20% of net assets in US dollar-denominated
American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).
Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   31

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

32   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -11.16   30.52     1.69    -18.03   32.04    13.95    7.92    18.74     -1.86
   1999    2000      2001     2002     2003     2004    2005     2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.80%, Q2 2003                    WORST QUARTER: -17.32%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                       1 YEAR       5 YEARS     SINCE INCEPTION*
                                       ------       -------     ----------------
Portfolio - Class A                     -1.86         13.60            6.76
Standard & Poor's (S&P) 500 Index        5.49         12.83            4.59

*   Since 5/4/98. Index comparison begins 4/30/98.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   33

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                0.64%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                0.14
TOTAL ANNUAL OPERATING EXPENSES3               0.78

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.78%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $80           $249           $433           $966

34   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio team in 1998.
   o Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President and Portfolio Manager.
   o Managing Director of Dreman Value Management, L.L.C.
   o Joined Dreman Value Management, L.L.C. in 2000.
   o Began investment career in 1986.
   o Joined the portfolio team in 2002.
   o Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
     Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a
     Portfolio Manager at NFJ Investment Group since 1997; Vice President -
     Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
     Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
     RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio team in 2006.
   o MS, Texas Tech University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   35

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS DREMAN HIGH RETURN EQUITY VIP - CLASS A

YEARS ENDED DECEMBER 31,                       2007       2006      2005       2004       2003
-------------------------------------------  -------    -------   -------    -------     -------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 15.02    $ 13.41   $ 12.65    $ 11.29     $  8.76
-------------------------------------------  -------    -------   -------    -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                   .29        .27       .24        .23         .20
-------------------------------------------  -------    -------   -------    -------     -------
 Net realized and unrealized gain (loss)      (  .56)      2.21       .75       1.32        2.53
-------------------------------------------  -------    -------   -------    -------     -------
 TOTAL FROM INVESTMENT OPERATIONS             (  .27)      2.48       .99       1.55        2.73
-------------------------------------------  -------    -------   -------    -------     -------
Less distributions from:
 Net investment income                        (  .22)    (  .28)   (  .23)    (  .19)     (  .20)
-------------------------------------------  -------    -------   -------    -------     -------
 Net realized gains                           (  .13)    (  .59)        -          -           -
-------------------------------------------  -------    -------   -------    -------     -------
 TOTAL DISTRIBUTIONS                          (  .35)    (  .87)   (  .23)    (  .19)     (  .20)
-------------------------------------------  -------    -------   -------    -------     -------
NET ASSET VALUE, END OF PERIOD               $ 14.40    $ 15.02   $ 13.41    $ 12.65     $ 11.29
-------------------------------------------  -------    -------   -------    -------     -------
Total Return (%)                              (1.86)     18.74      7.92      13.95       32.04
-------------------------------------------  -------    -------   -------    -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           792        992       785        747         672
-------------------------------------------  -------    -------   -------    -------     -------
Ratio of expenses (%)                            .78        .77       .78        .78         .79
-------------------------------------------  -------    -------   -------    -------     -------
Ratio of net investment income (%)              1.94       1.87      1.84       1.96        2.14
-------------------------------------------  -------    -------   -------    -------     -------
Portfolio turnover rate (%)                       27         20        10          9          18
-------------------------------------------  -------    -------   -------    -------     -------

a   Based on average shares outstanding during the period.

36   DWS DREMAN HIGH RETURN EQUITY VIP               DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DREMAN HIGH RETURN EQUITY VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----        -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.78%                4.22%            $ 10,422.00           $  79.65
   2             10.25%                 0.78%                8.62%            $ 10,861.81           $  83.01
   3             15.76%                 0.78%               13.20%            $ 11,320.18           $  86.51
   4             21.55%                 0.78%               17.98%            $ 11,797.89           $  90.16
   5             27.63%                 0.78%               22.96%            $ 12,295.76           $  93.97
   6             34.01%                 0.78%               28.15%            $ 12,814.64           $  97.93
   7             40.71%                 0.78%               33.55%            $ 13,355.42           $ 102.06
   8             47.75%                 0.78%               39.19%            $ 13,919.02           $ 106.37
   9             55.13%                 0.78%               45.06%            $ 14,506.40           $ 110.86
  10             62.89%                 0.78%               51.19%            $ 15,118.57           $ 115.54
TOTAL                                                                                               $ 966.06

DWS VARIABLE SERIES II - CLASS A SHARES           DWS DREMAN HIGH RETURN EQUITY
                                                  VIP   37

DWS DREMAN SMALL MID CAP VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. The portfolio defines small companies as those that are similar in market value to those in the Russell
2000 (Reg. TM) Value Index (as of February 29, 2008, the Russell 2000 (Reg. TM)
Value Index had a median market capitalization of $493 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap (Reg. TM) Value Index (as of February 29, 2008, the
Russell Midcap (Reg. TM) Value Index had a median market capitalization of $3.7 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The portfolio may also invest in initial public offerings.

The portfolio managers begin their stock selection process by screening stocks of small and mid-size companies with below market price-to-earnings (P/E)
ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small or mid-size company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities).

Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

38   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   39

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap and mid-cap market exposure.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value
VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

-11.25    2.80   4.05   17.63    -11.43   42.15    26.03   10.25    25.06   3.06
 1998    1999    2000    2001     2002     2003     2004    2005     2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.84%, Q2 2003              WORST QUARTER: -22.47%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -9.91%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                 1 YEAR        5 YEARS        10 YEARS
                                 ------        -------        --------
Portfolio - Class A                3.06          20.55           9.68
Russell 2500 Value Index          -7.27          16.17           9.66
Russell 2000 Value Index          -1.57          16.25           7.08

RUSSELL 2500(TM) VALUE INDEX is an unmanaged index measuring the small- to mid-cap US equity value market.

40   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                0.64%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                0.14
TOTAL ANNUAL OPERATING EXPENSES                0.78

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $80           $249           $433           $966

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   41

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
   o Began investment career in 1957.
   o Joined the portfolio in 2002.
   o Founder, Dreman Value Management, L.L.C.

E. Clifton Hoover, Jr.
Co-Chief Investment Officer and Portfolio Manager.
   o Joined Dreman Value Management L.L.C. in 2006 as a Managing Director and
     Co-Chief Investment Officer of Large Cap Value Strategy.
   o Prior to joining Dreman Value Management, L.L.C., Managing Director and a
     Portfolio Manager at NFJ Investment Group since 1997; Vice President -
     Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
     Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
     RepublicBank (now Bank of America), 1985-1990.
   o Over 20 years of investment industry experience.
   o Joined the portfolio in 2006.
   o MS, Texas Tech University.

Mark Roach
Managing Director and Portfolio Manager.
   o Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
     Portfolio Manager of Small and Mid Cap products, and joined the portfolio in 2006.
   o Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
     managing a small cap product from 2002 through 2006; security analyst from
     1997 to 2001 for various institutions including Fifth and Third Bank,
     Lynch, Jones & Ryan and USAA.
   o BS, Baldwin Wallace College; MBA, University of Chicago.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

42   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to November 3, 2006, the portfolio was named DWS Dreman Small Cap Value
VIP and operated with a different investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                        2007       2006        2005        2004       2003
-----------------------------------------    --------    --------    --------    -------    --------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  22.93    $  19.98    $  20.05    $ 16.06    $  11.66
-----------------------------------------    --------    --------    --------    -------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                    .18         .15         .19        .17         .19
-----------------------------------------    --------    --------    --------    -------    --------
 Net realized and unrealized gain (loss)          .54        4.69        1.67       3.98        4.55
-------------------------------------------  --------    --------    --------     -------   --------
 TOTAL FROM INVESTMENT OPERATIONS                 .72        4.84        1.86       4.15        4.74
-------------------------------------------  --------    --------    --------     -------   --------
Less distributions from:
 Net investment income                         (  .23)     (  .18)     (  .15)    (  .16)     (  .15)
-----------------------------------------    --------    --------    --------    -------    --------
 Net realized gains                            (3.30)     (1.71)     (1.78)         -      (  .19)
-------------------------------------------  --------    --------    --------     -------   --------
 TOTAL DISTRIBUTIONS                           (3.53)     (1.89)     (1.93)    (  .16)     (  .34)
-------------------------------------------  --------    --------    --------     -------   --------
NET ASSET VALUE, END OF PERIOD               $  20.12    $  22.93    $  19.98    $ 20.05    $  16.06
-------------------------------------------  --------    --------    --------     -------   --------
Total Return (%)                                 3.06       25.06       10.25      26.03       42.15
-----------------------------------------    --------    --------    --------    -------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            468         562         493        467         354
-----------------------------------------    --------    --------    --------    -------    --------
Ratio of expenses (%)                             .78         .79         .79        .79         .80
-----------------------------------------    --------    --------    --------    -------    --------
Ratio of net investment income (%)                .85         .71         .96        .96        1.46
-----------------------------------------    --------    --------    --------    -------    --------
Portfolio turnover rate (%)                       110          52          61         73          71
-------------------------------------------  --------    --------    --------     -------   --------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES          DWS DREMAN SMALL MID CAP VALUE
                                                 VIP   43

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS DREMAN SMALL MID CAP VALUE VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----        -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.78%                4.22%            $ 10,422.00           $  79.65
   2             10.25%                 0.78%                8.62%            $ 10,861.81           $  83.01
   3             15.76%                 0.78%               13.20%            $ 11,320.18           $  86.51
   4             21.55%                 0.78%               17.98%            $ 11,797.89           $  90.16
   5             27.63%                 0.78%               22.96%            $ 12,295.76           $  93.97
   6             34.01%                 0.78%               28.15%            $ 12,814.64           $  97.93
   7             40.71%                 0.78%               33.55%            $ 13,355.42           $ 102.06
   8             47.75%                 0.78%               39.19%            $ 13,919.02           $ 106.37
   9             55.13%                 0.78%               45.06%            $ 14,506.40           $ 110.86
  10             62.89%                 0.78%               51.19%            $ 15,118.57           $ 115.54
TOTAL                                                                                               $ 966.06

44   DWS DREMAN SMALL MID CAP VALUE VIP              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GLOBAL THEMATIC VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% policy.

OTHER INVESTMENTS

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade
BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   45

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

46   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   47

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  26.70    -3.36    -15.48    -15.77    29.13    14.76    22.94    30.14    6.29
  1999     2000      2001      2002      2003     2004     2005     2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.36%, Q4 1999              WORST QUARTER: -16.04%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -8.74%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        SINCE INCEPTION*
                            ------        -------        ----------------
Portfolio - Class A           6.29          20.31               8.25
MSCI World Index              9.04          16.96               5.67

*   Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn't been reduced.

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

48   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A
---------                                      -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                  0.92%
Distribution/Service (12b-1) Fee                 None
Other Expenses2                                  0.40
Underlying Portfolio Expenses3                   0.01
TOTAL ANNUAL OPERATING EXPENSES                  1.33
Less Expense Waiver/Reimbursement                0.27
NET ANNUAL OPERATING EXPENSES4                   1.06

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   In addition to the expenses that the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying portfolios in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying portfolios, based on its expected allocations to the underlying portfolios, is as shown in the table.

4   Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.05%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying
    DWS portfolios.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares          $108           $395           $703          $1,578

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   49

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Oliver Kratz
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2003.
   o Head of global portfolio selection team for Alpha Emerging Markets
     Equity: New York.
   o Prior to that, two years of experience at Merrill Lynch, Brown Brothers
     Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities
     Price Behavior and Valuation; Kluwers Academic Publishers, 1999.
   o BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher
     School, administered jointly by Harvard University and Tufts University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

50   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GLOBAL THEMATIC VIP - CLASS A

YEARS ENDED DECEMBER 31,                             2007         2006        2005        2004        2003
-----------------------------------------------    --------     --------    -------     -------     -------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  17.39     $  14.44    $ 11.78     $ 10.39     $  8.08
-----------------------------------------------    --------     --------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .14       .15c          .12         .04         .09
-----------------------------------------------    --------     --------    -------     -------     -------
 Net realized and unrealized gain (loss)                .88         4.02       2.58        1.48        2.25
-----------------------------------------------    --------     --------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                      1.02         4.17       2.70        1.52        2.34
-----------------------------------------------    --------     --------    -------     -------     -------
Less distributions from:
 Net investment income                               (  .11)      (  .09)    (  .04)     (  .13)     (  .03)
-----------------------------------------------    --------     --------    -------     -------     -------
 Net realized gains                                  (2.64)      (1.13)         -           -           -
-----------------------------------------------    --------     --------    -------     -------     -------
 TOTAL DISTRIBUTIONS                                 (2.75)      (1.22)    (  .04)     (  .13)     (  .03)
-----------------------------------------------    --------     --------    -------     -------     -------
NET ASSET VALUE, END OF PERIOD                     $  15.66     $  17.39    $ 14.44     $ 11.78     $ 10.39
-----------------------------------------------    --------     --------    -------     -------     -------
Total Return (%)b                                      6.29      30.14c       22.94       14.76       29.13
-----------------------------------------------    --------     --------    -------     -------     -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  151          143         85          63          55
-----------------------------------------------    --------     --------    -------     -------     -------
Ratio of expenses before expense reductions (%)        1.44         1.38       1.41        1.44        1.48
-----------------------------------------------    --------     --------    -------     -------     -------
Ratio of expenses after expense reductions (%)         1.11         1.04       1.28        1.43        1.17
-----------------------------------------------    --------     --------    -------     -------     -------
Ratio of net investment income (%)                      .82       .92c          .98         .38        1.02
-----------------------------------------------    --------     --------    -------     -------     -------
Portfolio turnover rate (%)                             191          136         95          81          65
-----------------------------------------------    --------     --------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%.
    Excluding this non-recurring income, total return would have been 0.02%
    lower.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS GLOBAL THEMATIC
                                                         VIP   51

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GLOBAL THEMATIC VIP - CLASS A

                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
             -------------        ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----        -------------        --------------        ------------        ----------------       ----------
   1              5.00%                 1.06%                3.94%            $ 10,394.00          $   108.09
   2             10.25%                 1.33%                7.75%            $ 10,775.46          $   140.78
   3             15.76%                 1.33%               11.71%            $ 11,170.92          $   145.94
   4             21.55%                 1.33%               15.81%            $ 11,580.89          $   151.30
   5             27.63%                 1.33%               20.06%            $ 12,005.91          $   156.85
   6             34.01%                 1.33%               24.47%            $ 12,446.53          $   162.61
   7             40.71%                 1.33%               29.03%            $ 12,903.32          $   168.58
   8             47.75%                 1.33%               33.77%            $ 13,376.87          $   174.76
   9             55.13%                 1.33%               38.68%            $ 13,867.80          $   181.18
  10             62.89%                 1.33%               43.77%            $ 14,376.75          $   187.83
TOTAL                                                                                              $ 1,577.92

52   DWS GLOBAL THEMATIC VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS GOVERNMENT & AGENCY SECURITIES VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and
  supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities.
The portfolio may use derivative instruments as described in "Other
Investments."

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determines allocations for each.
The portfolio managers' decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the portfolio managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The portfolio managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

CREDIT QUALITY POLICIES

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities.
These securities are generally considered to be among the very highest quality securities.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   53

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

AGENCY RISK. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government for certain securities doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

54   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  7.03   0.68   10.93    7.48    8.05   2.26    3.75    2.57    4.16     5.95
  1998   1999    2000    2001    2002   2003    2004    2005    2006     2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 4.13%, Q3 2001              WORST QUARTER: -0.98%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: 2.23%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                   1 YEAR        5 YEARS        10 YEARS
                                   ------        -------        --------
Portfolio - Class A                  5.95           3.73           5.25
Lehman Brothers GNMA Index           6.98           4.39           5.85

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS GNMA INDEX is an unmanaged market value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National
Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   55

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                0.45%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                0.21
TOTAL ANNUAL OPERATING EXPENSES3               0.66

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.64% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursment arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
    September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $67           $211           $368           $822

56   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the portfolio.

   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Matthew F. MacDonald
Director of Deutsche Asset Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   57

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007        2006       2005        2004        2003
-----------------------------------------------     --------    -------    --------    --------    --------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.28    $ 12.26    $  12.55    $  12.54    $  12.84
-----------------------------------------------     --------    -------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .58        .55         .51         .44         .31
-----------------------------------------------     --------    -------    --------    --------    --------
 Net realized and unrealized gain (loss)                 .12     (  .06)     (  .20)        .03      (  .04)
-----------------------------------------------     --------    -------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .70        .49         .31         .47         .27
-----------------------------------------------     --------    -------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .60)    (  .47)     (  .50)     (  .35)     (  .35)
-----------------------------------------------     --------    -------    --------    --------    --------
 Net realized gains                                        -          -      (  .10)     (  .11)     (  .22)
-----------------------------------------------     --------    -------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .60)    (  .47)     (  .60)     (  .46)     (  .57)
-----------------------------------------------     --------    -------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  12.38    $ 12.28    $  12.26    $  12.55    $  12.54
-----------------------------------------------     --------    -------    --------    --------    --------
Total Return (%)                                     5.95b         4.16        2.57        3.75        2.26
-----------------------------------------------     --------    -------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   199        211         243         280         347
-----------------------------------------------     --------    -------    --------    --------    --------
Ratio of expenses before expense reductions (%)          .66        .67         .63         .61         .61
-----------------------------------------------     --------    -------    --------    --------    --------
Ratio of expenses after expense reductions (%)           .63        .67         .63         .61         .61
-----------------------------------------------     --------    -------    --------    --------    --------
Ratio of net investment income (loss) (%)               4.77       4.56        4.17        3.59        2.50
-----------------------------------------------     --------    -------    --------    --------    --------
Portfolio turnover rate (%)c                             465        241         191         226         511
-----------------------------------------------     --------    -------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The portfolio turnover rate including mortgage dollar roll transactions was
    629%, 403%, 325%, 391% and 536% for the periods ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004 and December 31,
    2003, respectively.

58   DWS GOVERNMENT & AGENCY SECURITIES VIP          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS GOVERNMENT & AGENCY SECURITIES VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%             ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----        -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.66%                4.34%            $ 10,434.00           $  67.43
   2             10.25%                 0.66%                8.87%            $ 10,886.84           $  70.36
   3             15.76%                 0.66%               13.59%            $ 11,359.32           $  73.41
   4             21.55%                 0.66%               18.52%            $ 11,852.32           $  76.60
   5             27.63%                 0.66%               23.67%            $ 12,366.71           $  79.92
   6             34.01%                 0.66%               29.03%            $ 12,903.42           $  83.39
   7             40.71%                 0.66%               34.63%            $ 13,463.43           $  87.01
   8             47.75%                 0.66%               40.48%            $ 14,047.75           $  90.79
   9             55.13%                 0.66%               46.57%            $ 14,657.42           $  94.73
  10             62.89%                 0.66%               52.94%            $ 15,293.55           $  98.84
TOTAL                                                                                               $ 822.48

DWS VARIABLE SERIES II - CLASS A SHARES        DWS GOVERNMENT & AGENCY
                                               SECURITIES VIP   59

DWS HIGH INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category
(i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade fixed income securities (junk bonds).

The investment process involves using primarily a "bottom-up" approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o assesses new offerings versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

PORTFOLIO MATURITY. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted effective average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features.

In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options, forward currency transactions and credit default swaps.

60   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes.
(As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   61

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

62   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

1.45   2.15    -8.68   2.63    -0.30   24.62   12.42    3.89   10.47    0.96
1998   1999    2000    2001     2002    2003    2004    2005    2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.59%, Q2 2003               WORST QUARTER: -6.66%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -3.49%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                       1 YEAR        5 YEARS        10 YEARS
                                       ------        -------        --------
Portfolio - Class A                      0.96          10.17           4.63
Credit Suisse High Yield Index           2.65          10.97           6.10

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   63

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                0.49%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                0.20
TOTAL ANNUAL OPERATING EXPENSES                0.69

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $70           $221           $384           $859

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as the head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

64   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS HIGH INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2007         2006         2005         2004         2003
-----------------------------------------         -------      -------      -------      -------      -------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  8.38      $  8.23      $  8.78      $  8.43      $  7.40
-----------------------------------------         -------      -------      -------      -------      -------
Income (loss) from investment operations:
 Net investment income a                              .63          .62          .68          .67          .67
-----------------------------------------         -------      -------      -------      -------      -------
 Net realized and unrealized gain (loss)            ( .54)         .19        ( .38)         .31         1.03
-----------------------------------------         -------      -------      -------      -------      -------
 TOTAL FROM INVESTMENT OPERATIONS                     .09          .81          .30          .98         1.70
-----------------------------------------         -------      -------      -------      -------      -------
Less distributions from:
 Net investment income                              ( .66)       ( .66)       ( .85)       ( .63)       ( .67)
-----------------------------------------         -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                    $  7.81      $  8.38      $  8.23      $  8.78      $  8.43
-----------------------------------------         -------      -------      -------      -------      -------
Total Return (%)                                      .96        10.47         3.89        12.42        24.62
-----------------------------------------         -------      -------      -------      -------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                248          322          344          393          413
-----------------------------------------         -------      -------      -------      -------      -------
Ratio of expenses (%)                                 .69          .71          .70          .66          .67
-----------------------------------------         -------      -------      -------      -------      -------
Ratio of net investment income (%)                   7.84         7.73         8.27         8.11         8.62
-----------------------------------------         -------      -------      -------      -------      -------
Portfolio turnover rate (%)                            61           93          100          162          165
-----------------------------------------         -------      -------      -------      -------      -------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS HIGH INCOME
                                                            VIP   65

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS HIGH INCOME VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%           ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
-----        -------------        --------------        ------------        ----------------        ---------
   1              5.00%                 0.69%                4.31%            $ 10,431.00           $  70.49
   2             10.25%                 0.69%                8.81%            $ 10,880.58           $  73.52
   3             15.76%                 0.69%               13.50%            $ 11,349.53           $  76.69
   4             21.55%                 0.69%               18.39%            $ 11,838.69           $  80.00
   5             27.63%                 0.69%               23.49%            $ 12,348.94           $  83.45
   6             34.01%                 0.69%               28.81%            $ 12,881.18           $  87.04
   7             40.71%                 0.69%               34.36%            $ 13,436.36           $  90.80
   8             47.75%                 0.69%               40.15%            $ 14,015.47           $  94.71
   9             55.13%                 0.69%               46.20%            $ 14,619.53           $  98.79
  10             62.89%                 0.69%               52.50%            $ 15,249.64           $ 103.05
TOTAL                                                                                               $ 858.54

66   DWS HIGH INCOME VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS INTERNATIONAL SELECT EQUITY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies located in countries with, or tied economically to, developed economies (other than the
United States).

At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index
tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New
Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United
Kingdom.

The portfolio's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities and US stocks and other equities.

The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin
America, the Middle East, Eastern Europe, Asia and Africa. Typically, the
portfolio will not hold more than 35% of its net assets in securities of emerging markets issuers.

The portfolio managers seek to identify a focused list of approximately 35 to
50 companies that offer, in the manager's opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of this strategy.

The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index.

As of February 29, 2008, the MSCI EAFE (Reg. TM) Index had a median market capitalization of approximately $5.8 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   67

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio managers may use derivatives in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of its assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

68   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   69

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to May 1, 2002, the portfolio was named Scudder International Research
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

10.02  45.71  -20.49  -24.43  -13.48  29.83  18.25   14.51  25.56  16.71
1998   1999    2000    2001    2002    2003   2004    2005   2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 31.03%, Q4 1999              WORST QUARTER: -17.32%, Q3 1998
2008 TOTAL RETURN AS OF MARCH 31: -8.90%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                               1 YEAR         5 YEARS        10 YEARS
                               ------         -------        --------
Portfolio - Class A              16.71          20.84           7.94
MSCI EAFE + EMF Index            16.31          24.17           9.86
MSCI EAFE Index                  11.17          21.59           8.66

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST
(EAFE) AND EMERGING MARKETS FREE INDEX is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI
EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

70   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                0.65%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                0.28
TOTAL ANNUAL OPERATING EXPENSES                0.93

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $95           $296           $515         $1,143

THE PORTFOLIO MANAGER

The following people handle the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for EAFE Equities and Global Equities.
   o BS, Pennsylvania State University.

Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 as an analyst for International
     Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan
     Stanley Capital Management, JP Morgan Securities and Scudder Kemper
     Investments.
   o Joined the portfolio in 2008.
   o BA, MA from Louisiana State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   71

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS A

YEARS ENDED DECEMBER 31,                       2007         2006         2005        2004        2003
-----------------------------------------    --------     --------     --------    --------    -------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  16.31     $  13.25     $  11.91    $  10.18    $  7.96
-----------------------------------------    --------     --------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income a                          .25       .24b            .20         .17        .10
-----------------------------------------    --------     --------     --------    --------    -------
 Net realized and unrealized gain (loss)         2.24         3.11         1.48        1.67       2.23
-----------------------------------------    --------     --------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                2.49         3.35         1.68        1.84       2.33
-----------------------------------------    --------     --------     --------    --------    -------
Less distributions from:
 Net investment income                         (  .46)      (  .29)      (  .34)     (  .11)    (  .11)
-----------------------------------------    --------     --------     --------    --------    -------
 Net realized gains                            (1.58)           -            -           -          -
-----------------------------------------    --------     --------     --------    --------    -------
 TOTAL DISTRIBUTIONS                           (2.04)      (  .29)      (  .34)     (  .11)    (  .11)
-----------------------------------------    --------     --------     --------    --------    -------
NET ASSET VALUE, END OF PERIOD               $  16.76     $  16.31     $  13.25    $  11.91    $ 10.18
-----------------------------------------    --------     --------     --------    --------    -------
Total Return (%)                                16.71        25.56        14.51       18.25      29.83
-----------------------------------------    --------     --------     --------    --------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            236          223          196         184        147
-----------------------------------------    --------     --------     --------    --------    -------
Ratio of expenses (%)                             .93          .88          .87         .89        .94
-----------------------------------------    --------     --------     --------    --------    -------
Ratio of net investment income (%)               1.53       1.65b          1.59        1.58       1.17
-----------------------------------------    --------     --------     --------    --------    -------
Portfolio turnover rate (%)                       117          122           93          88        139
-----------------------------------------    --------     --------     --------    --------    -------

a   Based on average shares outstanding during the period.

b   Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and
    1.39% of average daily net assets, respectively.

72   DWS INTERNATIONAL SELECT EQUITY VIP             DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS INTERNATIONAL SELECT EQUITY VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-----        -------------        --------------        ------------        ----------------        ----------
   1              5.00%                 0.93%                4.07%            $ 10,407.00           $    94.89
   2             10.25%                 0.93%                8.31%            $ 10,830.56           $    98.75
   3             15.76%                 0.93%               12.71%            $ 11,271.37           $   102.77
   4             21.55%                 0.93%               17.30%            $ 11,730.11           $   106.96
   5             27.63%                 0.93%               22.08%            $ 12,207.53           $   111.31
   6             34.01%                 0.93%               27.04%            $ 12,704.38           $   115.84
   7             40.71%                 0.93%               32.21%            $ 13,221.44           $   120.56
   8             47.75%                 0.93%               37.60%            $ 13,759.56           $   125.46
   9             55.13%                 0.93%               43.20%            $ 14,319.57           $   130.57
  10             62.89%                 0.93%               49.02%            $ 14,902.38           $   135.88
TOTAL                                                                                               $ 1,142.99

DWS VARIABLE SERIES II - CLASS A SHARES           DWS INTERNATIONAL SELECT
                                                  EQUITY VIP   73

DWS JANUS GROWTH & INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least
25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly
(e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes.
Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS

The portfolio may invest in debt securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

74   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.
The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

EQUITY-LINKED STRUCTURED NOTES. Equity-linked structured notes may be more volatile or less liquid than other types of debt securities, may have no guaranteed return of capital and may exhibit price behavior that does not correlate with other debt securities.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   75

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o debt securities may be subject to interest rate risk and credit risk.

o growth stocks may be out of favor for certain periods.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

-9.18    -12.28   -20.22    24.37      11.51      12.11       8.43      6.59
2000      2001     2002      2003       2004       2005       2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.40%, Q4 2004              WORST QUARTER: -15.87%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.56%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR        5 YEARS        SINCE INCEPTION*
                                  ------        -------        ----------------
Portfolio - Class A                 6.59          12.44              3.39
Russell 1000 Growth Index          11.81          12.11              -1.05

*   Since 10/29/99. Index comparison begins 10/31/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

76   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.67%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.23
TOTAL ANNUAL OPERATING EXPENSES                 0.90

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $92           $287           $498         $1,108

THE PORTFOLIO MANAGER

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. He has managed the portfolio since November
2007. Mr. Pinto is also a portfolio manager of other Janus accounts. Mr. Pinto joined Janus in 1994 as an analyst and has acted as portfolio manager of other
Janus-advised mutual funds since 2005. Mr. Pinto holds a Bachelor's degree in
History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   77

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS JANUS GROWTH & INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                       2007        2006        2005      2004       2003
-----------------------------------------    --------    --------    -------    ------    -------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  11.91    $  11.05    $  9.88    $ 8.86    $  7.18
-----------------------------------------    --------    --------    -------    ------    -------
Income (loss) from investment operations:
 Net investment income a                          .12         .07        .05       .03        .03
-----------------------------------------    --------    --------    -------    ------    -------
 Net realized and unrealized gain (loss)          .66         .86       1.14       .99       1.71
-----------------------------------------    --------    --------    -------    ------    -------
 TOTAL FROM INVESTMENT OPERATIONS                 .78         .93       1.19      1.02       1.74
-----------------------------------------    --------    --------    -------    ------    -------
Less distributions from:
 Net investment income                         (  .07)     (  .07)    (  .02)        -      ( .06)
-----------------------------------------    --------    --------    -------    ------    -------
NET ASSET VALUE, END OF PERIOD               $  12.62    $  11.91    $ 11.05    $ 9.88    $  8.86
-----------------------------------------    --------    --------    -------    ------    -------
Total Return (%)                                 6.59        8.43      12.11     11.51      24.37
-----------------------------------------    --------    --------    -------    ------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            169         193        195       187        189
-----------------------------------------    --------    --------    -------    ------    -------
Ratio of expenses (%)                             .90         .85        .92      1.06       1.07
-----------------------------------------    --------    --------    -------    ------    -------
Ratio of net investment income (loss) (%)         .93         .68        .45       .34        .40
-----------------------------------------    --------    --------    -------    ------    -------
Portfolio turnover rate (%)                        73          44         32        52         46
-----------------------------------------    --------    --------    -------    ------    -------

a   Based on average shares outstanding during the period.

78   DWS JANUS GROWTH & INCOME VIP                   DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS JANUS GROWTH & INCOME VIP - CLASS A

                                         INITIAL HYPOTHETICAL                           ASSUMED RATE
                MAXIMUM                       INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-----        -------------        --------------        ------------        ----------------        ----------
   1              5.00%                 0.90%                4.10%            $ 10,410.00           $    91.85
   2             10.25%                 0.90%                8.37%            $ 10,836.81           $    95.61
   3             15.76%                 0.90%               12.81%            $ 11,281.12           $    99.53
   4             21.55%                 0.90%               17.44%            $ 11,743.65           $   103.61
   5             27.63%                 0.90%               22.25%            $ 12,225.13           $   107.86
   6             34.01%                 0.90%               27.26%            $ 12,726.37           $   112.28
   7             40.71%                 0.90%               32.48%            $ 13,248.15           $   116.89
   8             47.75%                 0.90%               37.91%            $ 13,791.32           $   121.68
   9             55.13%                 0.90%               43.57%            $ 14,356.76           $   126.67
  10             62.89%                 0.90%               49.45%            $ 14,945.39           $   131.86
TOTAL                                                                                               $ 1,107.84

DWS VARIABLE SERIES II - CLASS A SHARES             DWS JANUS GROWTH & INCOME
                                                    VIP   79

DWS LARGE CAP VALUE VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg. TM) Value Index (as of February 29, 2008,
the Russell 1000 (Reg. TM) Value Index had a median market capitalization of
$4.8 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The portfolio manager then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The portfolio manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives
(contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

80   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   81

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

19.26    -10.21   16.13    1.87   -14.98   32.60    10.07    1.97   15.41  13.15
 1998     1999     2000    2001    2002     2003     2004    2005    2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.86%, Q2 2003              WORST QUARTER: -19.06%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.02%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR         5 YEARS        10 YEARS
                                  ------         -------        --------
Portfolio - Class A                13.15           14.21           7.66
Russell 1000 Value Index           -0.17           14.63           7.68

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

82   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.65%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.18
TOTAL ANNUAL OPERATING EXPENSES                 0.83

1   Restated on an annualized basis to reflect fee changes which took effect on
    April 11, 2007.

2   Restated on an annualized basis to reflect fee changes which took effect on
    April 11, 2007. Includes a 0.10% administrative services fee paid to the
    Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $85           $265           $460         $1,025

THE PORTFOLIO MANAGER

Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany, is the subadvisor for the portfolio.

The following person handles the day-to-day management of the portfolio:

Thomas Schuessler, PhD
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and served as executive assistant to board member.
   o US and Global Fund Management: Frankfurt.
   o Joined the portfolio in 2007.
   o PhD, University of Heidelberg, studies in physics and economics at
     University of Heidelberg and University of Utah.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   83

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS LARGE CAP VALUE VIP - CLASS A

YEARS ENDED DECEMBER 31,                               2007           2006         2005         2004        2003
-------------------------------------------------   ---------      --------      --------    --------    --------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   17.96      $  15.81      $  15.79    $  14.57    $  11.24
-------------------------------------------------   ---------      --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                            .26           .29c          .26         .27         .24
-------------------------------------------------   ---------      --------      --------    --------    --------
 Net realized and unrealized gain (loss)                 1.98          2.12           .04        1.18        3.33
-------------------------------------------------   ---------      --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        2.24          2.41           .30        1.45        3.57
-------------------------------------------------   ---------      --------      --------    --------    --------
Less distributions from:
 Net investment income                                 (  .32)       (  .26)       (  .28)     (  .23)     (  .24)
-------------------------------------------------   ---------      --------      --------    --------    --------
 Net realized gains                                    (  .67)            -             -           -           -
-------------------------------------------------   ---------      --------      --------    --------    --------
 TOTAL DISTRIBUTIONS                                   (  .99)       (  .26)       (  .28)     (  .23)     (  .24)
-------------------------------------------------   ---------      --------      --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   19.21      $  17.96      $  15.81    $  15.79    $  14.57
-------------------------------------------------   ---------      --------      --------    --------    --------
Total Return (%)                                        13.15b,d      15.41c         1.97b      10.07       32.60
-------------------------------------------------   ---------      --------      --------    --------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    229           275           268         274         263
-------------------------------------------------   ---------      --------      --------    --------    --------
Ratio of expenses before expense reductions (%)           .83           .83           .80         .80         .80
-------------------------------------------------   ---------      --------      --------    --------    --------
Ratio of expenses after expense reductions (%)            .82           .83           .80         .80         .80
-------------------------------------------------   ---------      --------      --------    --------    --------
Ratio of net investment income (loss) (%)                1.43          1.73c         1.64        1.84        1.94
-------------------------------------------------   ---------      --------      --------    --------    --------
Portfolio turnover rate (%)                               103            76            64          40          58
-------------------------------------------------   ---------      --------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%.
    Excluding this non-recurring income, total return would have been 0.04%
    lower.

d   Includes a reimbursement from the Advisor for $92,456 for losses on certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04%lower.

84   DWS LARGE CAP VALUE VIP                         DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS LARGE CAP VALUE VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            -----------------------------------       ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-----        -------------        --------------        ------------        ----------------        ----------
   1              5.00%                 0.83%                4.17%            $ 10,417.00           $    84.73
   2             10.25%                 0.83%                8.51%            $ 10,851.39           $    88.26
   3             15.76%                 0.83%               13.04%            $ 11,303.89           $    91.94
   4             21.55%                 0.83%               17.75%            $ 11,775.26           $    95.78
   5             27.63%                 0.83%               22.66%            $ 12,266.29           $    99.77
   6             34.01%                 0.83%               27.78%            $ 12,777.80           $   103.93
   7             40.71%                 0.83%               33.11%            $ 13,310.63           $   108.27
   8             47.75%                 0.83%               38.66%            $ 13,865.68           $   112.78
   9             55.13%                 0.83%               44.44%            $ 14,443.88           $   117.48
  10             62.89%                 0.83%               50.46%            $ 15,046.19           $   122.38
TOTAL                                                                                               $ 1,025.32

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS LARGE CAP VALUE
                                                         VIP   85

DWS MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap(TM) Growth Index (as of
February 29, 2008, the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of $4.05 billion) or securities with equity characteristics that provide exposure to those companies. The portfolio's equity investments are mainly common stocks, but may also include other types of equity securities such as preferred stocks or convertible securities.

The portfolio invests primarily in equity securities of medium-sized growth-oriented US companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on undervalued stocks with fast growing earnings and superior near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

86   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   87

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

 -4.96    -21.76    -30.66   33.99    4.02   15.04   10.95    8.36
  2000     2001      2002     2003    2004    2005    2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.43%, Q4 2001               WORST QUARTER: -25.94%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -12.42%

88   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                       1 YEAR   5 YEARS  SINCE INCEPTION*
                                       ------   -------  ----------------
Portfolio - Class A                      8.36    14.03         3.88
Russell Midcap Growth Index             11.43    17.90         5.80
Russell 3000 Growth Index               11.40    12.42         0.14
Standard & Poor's (S&P) 500 Index        5.49    12.83         2.76

*   Since 5/1/99. Index comparisons begin 4/30/99.

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

RUSSELL 3000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 (Reg. TM) Index.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                      CLASS A
---------                                      -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                  0.67%
Distribution/Service (12b-1) Fee                 None
Other Expenses2                                  0.28
TOTAL ANNUAL OPERATING EXPENSES                  0.95
Less Expense Waiver/Reimbursement                0.01
NET ANNUAL OPERATING EXPENSES3                   0.94

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $96           $302           $525         $1,165

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   89

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton
     School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

90   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth
Portfolio and operated with a different goal and investment strategy.
Performance would have been different if the portfolio's current policies had been in effect.

DWS MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006        2005       2004       2003
-------------------------------------------------  --------      -------     -------    -------    -------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  12.56      $ 11.32     $  9.84    $  9.46    $  7.06
-------------------------------------------------  --------      -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                       (  .05)      (  .06)c    (  .05)     ( .01)     ( .05)
-------------------------------------------------  --------      -------     -------    -------    -------
 Net realized and unrealized gain (loss)               1.10         1.30        1.53        .39       2.45
-------------------------------------------------  --------      -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                      1.05         1.24        1.48        .38       2.40
-------------------------------------------------  --------      -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                     $  13.61      $ 12.56     $ 11.32    $  9.84    $  9.46
-------------------------------------------------  --------      -------     -------    -------    -------
Total Return (%)b                                      8.36      10.95c        15.04       4.02      33.99
-------------------------------------------------  --------      -------     -------    -------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   51           53          57         53         56
-------------------------------------------------  --------      -------     -------    -------    -------
Ratio of expenses before expense reductions (%)        1.05         1.03        1.01       1.02        .98
-------------------------------------------------  --------      -------     -------    -------    -------
Ratio of expenses after expense reductions (%)          .90          .93         .95        .95        .95
-------------------------------------------------  --------      -------     -------    -------    -------
Ratio of net investment income (loss) (%)            (  .38)      (  .51)c    (  .45)     ( .11)     ( .57)
-------------------------------------------------  --------      -------     -------    -------    -------
Portfolio turnover rate (%)                              68           46         104        103         91
-------------------------------------------------  --------      -------     -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%.
    Excluding this non-recurring income, total return would have been 0.03%
    lower.

DWS VARIABLE SERIES II - CLASS A SHARES                  DWS MID CAP GROWTH
                                                         VIP   91

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MID CAP GROWTH VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
-----        -------------        --------------        ------------        ----------------        ----------
   1              5.00%                 0.94%                4.06%            $ 10,406.00           $    95.91
   2             10.25%                 0.95%                8.27%            $ 10,827.44           $   100.86
   3             15.76%                 0.95%               12.66%            $ 11,265.95           $   104.94
   4             21.55%                 0.95%               17.22%            $ 11,722.23           $   109.19
   5             27.63%                 0.95%               21.97%            $ 12,196.98           $   113.62
   6             34.01%                 0.95%               26.91%            $ 12,690.95           $   118.22
   7             40.71%                 0.95%               32.05%            $ 13,204.94           $   123.01
   8             47.75%                 0.95%               37.40%            $ 13,739.74           $   127.99
   9             55.13%                 0.95%               42.96%            $ 14,296.20           $   133.17
  10             62.89%                 0.95%               48.75%            $ 14,875.19           $   138.56
TOTAL                                                                                               $ 1,165.47

92   DWS MID CAP GROWTH VIP                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS MONEY MARKET VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's Advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio may not concentrate its investments in any particular industry
  (excluding US Government Obligations), as that term is used in the
  Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time, except that the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

 - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

 - are unrated, but are determined to be of similar quality by the Advisor; or

 - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

PRINCIPAL INVESTMENTS

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   93

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, corporations and municipalities. The portfolio will invest at least
25% of its total assets in obligations of banks and other financial institutions.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy.
The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.
Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY SELECTION RISK. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected.
This could cause the portfolio's returns to lag behind those of similar money market mutual funds.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

94   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

CONCENTRATION RISK. Because the portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

 5.15  4.84  6.10   3.75   1.35  0.72   0.91   2.80   4.65  5.00
 1998  1999  2000   2001   2002  2003   2004   2005   2006  2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.56%, Q3 2000              WORST QUARTER: 0.14%, Q3 2003
2008 TOTAL RETURN AS OF MARCH 31: 0.88%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                            1 YEAR        5 YEARS        10 YEARS
                            ------        -------        --------
Portfolio - Class A           5.00           2.80           3.51

7-day yield as of December 31, 2007: 4.58%

Total returns would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   95

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                       CLASS A
---------                                       -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                   0.29%
Distribution/Service (12b-1) Fee                 None
Other Expenses2                                   0.17
TOTAL ANNUAL OPERATING EXPENSES                   0.46
Less Expense Waiver/Reimbursements                0.02
NET ANNUAL OPERATING EXPENSES3                    0.44

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.44%
    for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same.
It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $45           $143           $253           $575

THE PORTFOLIO MANAGERS

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

96   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS MONEY MARKET VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006         2005        2004        2003
-------------------------------------------------   --------     --------    --------    --------    --------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------    --------    --------    --------
Income from investment operations:
 Net investment income                                  .049         .046        .028        .009        .007
-------------------------------------------------   --------     --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       .049         .046        .028        .009        .007
-------------------------------------------------   --------     --------    --------    --------    --------
Less distributions from:
 Net investment income                                ( .049)      ( .046)     ( .028)     ( .009)     ( .007)
-------------------------------------------------   --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
-------------------------------------------------   --------     --------    --------    --------    --------
Total Return (%)                                        5.00a        4.65a       2.80         .91         .72
-------------------------------------------------   --------     --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   355          294         235         241         326
-------------------------------------------------   --------     --------    --------    --------    --------
Ratio of expenses before expense reductions (%)          .46          .52         .52         .53         .54
-------------------------------------------------   --------     --------    --------    --------    --------
Ratio of expenses after expense reductions (%)           .45          .51         .52         .53         .54
-------------------------------------------------   --------     --------    --------    --------    --------
Ratio of net investment income (%)                      4.88         4.58        2.77         .88         .73
-------------------------------------------------   --------     --------    --------    --------    --------

a   Total return would have been lower had certain expenses not been reduced.

DWS VARIABLE SERIES II - CLASS A SHARES                   DWS MONEY MARKET
                                                          VIP   97

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS MONEY MARKET VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            -----------------------------------       ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----         -------------        --------------        ------------        ----------------        ----------
   1              5.00%                 0.44%                4.56%            $ 10,456.00           $  45.00
   2             10.25%                 0.44%                9.33%            $ 10,932.79           $  47.06
   3             15.76%                 0.46%               14.29%            $ 11,429.14           $  51.43
   4             21.55%                 0.46%               19.48%            $ 11,948.03           $  53.77
   5             27.63%                 0.46%               24.90%            $ 12,490.47           $  56.21
   6             34.01%                 0.46%               30.58%            $ 13,057.53           $  58.76
   7             40.71%                 0.46%               36.50%            $ 13,650.35           $  61.43
   8             47.75%                 0.46%               42.70%            $ 14,270.07           $  64.22
   9             55.13%                 0.46%               49.18%            $ 14,917.93           $  67.13
  10             62.89%                 0.46%               55.95%            $ 15,595.21           $  70.18
TOTAL                                                                                               $ 575.19

98   DWS MONEY MARKET VIP                            DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS SMALL CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000
(Reg. TM) Growth Index (as of February 29, 2008, the Russell 2000 (Reg. TM)
Growth Index had a median market capitalization of $538 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. The portfolio may invest in initial public offerings.

The portfolio invests primarily in equity securities of US smaller capitalization companies. Portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of our investment process. Portfolio management uses a "bottom-up" approach to picking securities.

o Portfolio management focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o Portfolio management emphasizes individual selection of small company stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o Portfolio management generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

Portfolio management looks primarily for financial attributes that set these companies apart:

o estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

o the stock price reaches portfolio management's expectations;

o there is a material change in the company's fundamentals;

o portfolio management believes other investments offer better opportunities;
  or

o the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS SMALL CAP GROWTH
                                                        VIP   99

In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks.
Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the

100   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

borrower of the securities fail financially while the loan is outstanding.
However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

18.37   34.56   -10.71   -28.91   -33.36   32.94   11.02   7.07   5.27   6.20
1998    1999     2000     2001     2002     2003    2004   2005   2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.96%, Q4 1999               WORST QUARTER: -31.72%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -17.12%

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   101

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                  1 YEAR        5 YEARS        10 YEARS
                                  ------        -------        --------
Portfolio - Class A                 6.20          12.06           1.76
Russell 2000 Growth Index           7.05          16.50           4.32

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the
NYSE, AMEX and Nasdaq.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.55%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.20
TOTAL ANNUAL OPERATING EXPENSES                 0.75

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $77           $240           $417           $930

102   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert S. Janis
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2004.
   o Previously served as portfolio manager for 10 years at Credit Suisse
     Asset Management (or at its predecessor, Warburg Pincus Asset Management).
   o Over 20 years of investment industry experience.
   o BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton
     School.

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2006.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital
     Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the health care sector at Prudential Equity Management
     Associates (1985-1987).
   o BS, Carlson School of Management, University of Minnesota.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   103

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS SMALL CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007          2006         2005         2004       2003
-------------------------------------------------   --------      -------      --------    --------    -------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  14.19      $ 13.48      $  12.59    $  11.34    $  8.53
-------------------------------------------------   --------      -------      --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                        (  .01)      (  .04)d      (  .06)     (  .05)    (  .04)
-------------------------------------------------   --------      -------      --------    --------    -------
 Net realized and unrealized gain (loss)                 .89          .75           .95        1.30       2.85
-------------------------------------------------   --------      -------      --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                        .88          .71           .89        1.25       2.81
-------------------------------------------------   --------      -------      --------    --------    -------
NET ASSET VALUE, END OF PERIOD                      $  15.07      $ 14.19      $  13.48    $  12.59    $ 11.34
-------------------------------------------------   --------      -------      --------    --------    -------
Total Return (%)                                        6.20b        5.27b,d       7.07c      11.02      32.94
-------------------------------------------------   --------      -------      --------    --------    -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   174          208           243         210        210
-------------------------------------------------   --------      -------      --------    --------    -------
Ratio of expenses before expense reductions (%)          .75          .73           .72         .71        .69
-------------------------------------------------   --------      -------      --------    --------    -------
Ratio of expenses after expense reductions (%)           .72          .72           .72         .71        .69
-------------------------------------------------   --------      -------      --------    --------    -------
Ratio of net investment income (loss) (%)             (  .09)      (  .32)d      (  .47)     (  .47)    (  .41)
-------------------------------------------------   --------      -------      --------    --------    -------
Portfolio turnover rate (%)                               67           73            94         117        123
-------------------------------------------------   --------     --------      --------    --------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses been reduced.

c   In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This had no negative impact on the total return.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%.
    Excluding this non-recurring income, total return would have been 0.06%
    lower.

104   DWS SMALL CAP GROWTH VIP                       DWS VARIABLE SERIES II -
                                                         CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS SMALL CAP GROWTH VIP - CLASS A

                                         INITIAL HYPOTHETICAL                         ASSUMED RATE
                MAXIMUM                      INVESTMENT:                               OF RETURN:
             SALES CHARGE:                     $10,000                                     5%
                 0.00%            ----------------------------------        ---------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
----         -------------        --------------        ------------        -----------------       ---------
   1              5.00%                 0.75%                4.25%            $ 10,425.00           $  76.59
   2             10.25%                 0.75%                8.68%            $ 10,868.06           $  79.85
   3             15.76%                 0.75%               13.30%            $ 11,329.96           $  83.24
   4             21.55%                 0.75%               18.11%            $ 11,811.48           $  86.78
   5             27.63%                 0.75%               23.13%            $ 12,313.47           $  90.47
   6             34.01%                 0.75%               28.37%            $ 12,836.79           $  94.31
   7             40.71%                 0.75%               33.82%            $ 13,382.35           $  98.32
   8             47.75%                 0.75%               39.51%            $ 13,951.10           $ 102.50
   9             55.13%                 0.75%               45.44%            $ 14,544.02           $ 106.86
  10             62.89%                 0.75%               51.62%            $ 15,162.14           $ 111.40
TOTAL                                                                                               $ 930.32

DWS VARIABLE SERIES II - CLASS A SHARES                DWS SMALL CAP GROWTH
                                                       VIP   105

DWS STRATEGIC INCOME VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks a high current return.

The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds (i.e., grade BBB/Baa or above) or in junk bonds, which are those below the fourth highest credit rating category (i.e., below grade BBB/Baa). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

iGAP STRATEGY. In addition to the portfolio's main investment strategy, the
Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP
(integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and currencies indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the portfolio's other securities holdings. Because the iGAP strategy relies primarily on futures, forward currency contracts and other derivative instruments, the aggregate notional market exposure obtained from such investments within the iGAP strategy may range up to 100% of the net assets of the portfolio (assuming the maximum allocation to the iGAP strategy).

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

OTHER INVESTMENTS. The portfolio may invest in affiliated mutual funds. The portfolio may invest up to 5% of net assets in shares of DWS Floating Rate Plus
Fund, which invests primarily in adjustable rate loans that have a senior right to payment ("Senior Loans"). By investing in DWS Floating Rate Plus Fund, the portfolio may achieve greater diversification within the Senior Loan asset class (through indirect exposure to more Senior Loan securities of varying sizes and risks) than it could gain buying Senior Loan securities directly.

In addition to derivatives utilized within the iGAP strategy, the portfolio managers may, but are not required to, also use various types of derivatives.
Derivatives may be used for hedging and for risk management or for non-hedging purposes to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio managers believe they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio managers may use futures, options, forward currency transactions and swaps.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

106   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed-income securities will decrease in value when nominal interest rates rise and increase in value when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category)
may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   107

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

iGAP RISK. The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to the fund may be significant and may exceed the intended level of market exposure for the iGAP strategy.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

108   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

10.98    -5.85   2.57   5.23   11.30   7.85   8.60   2.38   8.98   5.43
1998     1999    2000   2001    2002   2003   2004   2005   2006   2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.35%, Q3 1998              WORST QUARTER: -3.33%, Q2 1999
2008 TOTAL RETURN AS OF MARCH 31: 0.64%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS
                                          ------        -------        --------
Portfolio - Class A                         5.43           6.62           5.63
Citigroup World Government Bond
Index                                      10.95           6.81           6.31
JP Morgan Emerging Markets Bond
Index Plus                                  6.45          13.63          10.36
Merrill Lynch High Yield Master
Cash Pay Only Index                         2.17          10.57           5.80
Lehman Brothers US Treasury Index           9.01           4.10           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

CITIGROUP WORLD GOVERNMENT BOND INDEX is an unmanaged index that consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) is an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

MERRILL LYNCH HIGH YIELD MASTER CASH PAY ONLY INDEX is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

LEHMAN BROTHERS US TREASURY INDEX is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   109

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                                         CLASS A
---------                                                         -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1, 2                                                  0.55%
Distribution/Service (12b-1) Fee                                    None
Other Expenses3                                                     0.29
Acquired Funds (Underlying Funds) Fees and Expenses4                0.05
TOTAL ANNUAL OPERATING EXPENSES5                                    0.89

1   To the extent the portfolio invests in other mutual funds advised by the
    Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS Floating Rate
    Plus Fund, the Advisor has also agreed to apply a management fee credit to the portfolio equal to the difference between DWS Floating Rate Plus
    Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating
    Rate Plus Fund.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

3   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

4   In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expenses from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table. An underlying fund's expense ratio reflects contractual expense limitations and/or reimbursements where applicable.

5   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.83% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS funds. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
    September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $91           $284           $493         $1,096

110   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1996 and the portfolio in 2006.
     Served as head of the High Yield group in Europe and as an Emerging
     Markets portfolio manager.
   o Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
   o BS, United States Military Academy (West Point); MBA, New York
     University, Stern School of Business.

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o Joined the portfolio in 2002.
   o BIS, University of Minnesota.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps
     Credit Rating Company.
   o Portfolio Manager for Retail Mortgage Backed Securities: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate School of
     Business.

Thomas Picciochi
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Quantitative Strategies: New York.
   o Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors,
     FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial
     Management.
   o Joined the portfolio in 2007.
   o BA and MBA, University of Miami.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   111

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS STRATEGIC INCOME VIP - CLASS A

YEARS ENDED DECEMBER 31,                              2007         2006        2005        2004        2003
-------------------------------------------------   --------    --------    --------    --------    --------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.80    $  11.50    $  12.25    $  11.82    $  11.10
-------------------------------------------------   --------    --------    --------    --------    --------
Income (loss) from investment operations:
 Net investment income a                                 .63         .62         .65         .58         .41
-------------------------------------------------   --------    --------    --------    --------    --------
 Net realized and unrealized gain (loss)              (  .01)        .36      (  .39)        .39         .47
-------------------------------------------------   --------    --------    --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                        .62         .98         .26         .97         .88
-------------------------------------------------   --------    --------    --------    --------    --------
Less distributions from:
 Net investment income                                (  .72)     (  .57)     (  .98)          -      (  .15)
-------------------------------------------------   --------    --------    --------    --------    --------
 Net realized gains                                        -      (  .11)     (  .03)     (  .54)     (  .01)
-------------------------------------------------   --------    --------    --------    --------    --------
 TOTAL DISTRIBUTIONS                                  (  .72)     (  .68)     (1.01)     (  .54)     (  .16)
-------------------------------------------------   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                      $  11.70    $  11.80    $  11.50    $  12.25    $  11.82
-------------------------------------------------   --------    --------    --------    --------    --------
Total Return (%)                                        5.43b       8.98        2.38        8.60        7.85
-------------------------------------------------   --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   100          86          71          62          62
-------------------------------------------------   --------    --------    --------    --------    --------
Ratio of expenses before expense reductions (%)          .84         .85         .88         .84         .83
-------------------------------------------------   --------    --------    --------    --------    --------
Ratio of expenses after expense reductions (%)           .83         .85         .88         .84         .83
-------------------------------------------------   --------    --------    --------    --------    --------
Ratio of net investment income (%)                      5.50        5.47        5.61        4.99        3.60
-------------------------------------------------   --------    --------    --------    --------    --------
Portfolio turnover rate (%)                              147         143         120         210         160
-------------------------------------------------   --------    --------    --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

112   DWS STRATEGIC INCOME VIP                       DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS STRATEGIC INCOME VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
        `        0.00%            ----------------------------------        -----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----            --------          --------------        ------------        ----------------        ----------
   1              5.00%                 0.89%                4.11%            $ 10,411.00           $    90.83
   2             10.25%                 0.89%                8.39%            $ 10,838.89           $    94.56
   3             15.76%                 0.89%               12.84%            $ 11,284.37           $    98.45
   4             21.55%                 0.89%               17.48%            $ 11,748.16           $   102.49
   5             27.63%                 0.89%               22.31%            $ 12,231.01           $   106.71
   6             34.01%                 0.89%               27.34%            $ 12,733.70           $   111.09
   7             40.71%                 0.89%               32.57%            $ 13,257.06           $   115.66
   8             47.75%                 0.89%               38.02%            $ 13,801.92           $   120.41
   9             55.13%                 0.89%               43.69%            $ 14,369.18           $   125.36
  10             62.89%                 0.89%               49.60%            $ 14,959.75           $   130.51
TOTAL                                                                                               $ 1,096.08

DWS VARIABLE SERIES II - CLASS A SHARES                 DWS STRATEGIC INCOME
                                                        VIP   113

DWS TECHNOLOGY VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80%
investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities.

The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio manager generally looks for companies that the portfolio manager believes has above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio manager considers the economic outlooks for various industries within the technology sector and looks for those industries that may benefit from changes in the overall business environment.

In addition, the portfolio manager uses the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The portfolio manager may favor securities from various industries and companies within the technology sector at different times.

The portfolio manager will normally sell a stock when the portfolio manager believes its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in adjusting emphasis on a given technology industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures and options, including sales of covered put and call options.

114   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular capitalization, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

CONCENTRATION RISK. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks.

NON-DIVERSIFICATION RISK. The portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the portfolio may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly.
  Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   115

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

116   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

-21.57     -32.39   -35.52    46.84    1.92    3.74    0.75    14.30
 2000       2001     2002      2003    2004    2005    2006     2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 28.57%, Q4 2001               WORST QUARTER: -33.64%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -16.99%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR      5 YEARS     SINCE INCEPTION*
                                      ------      -------     ----------------
Portfolio - Class A                    14.30       12.29           0.94
Russell 1000 Growth Index              11.81       12.11           -0.17
S&P Goldman Sachs Technology
Index                                  16.94       15.58           -1.16

*   Since 5/1/99. Index comparisons begin 4/30/99.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

S&P GOLDMAN SACHS TECHNOLOGY INDEX is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   117

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.67%
Distribution/Service (12b-1) Fee                None
Other Expenses2                                 0.24
TOTAL ANNUAL OPERATING EXPENSES                 0.91

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $93           $290           $504         $1,120

THE PORTFOLIO MANAGER

The following person handles the day-to-day management of the portfolio:

Kelly P. Davis
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with
     Credit Suisse First Boston, team leader in applications engineering at
     Advanced Micro Devices, and in technical roles at Interactive Silicon,
     Motorola, Inc. and Tellabs Operations, Inc.
   o Joined the portfolio in 2005.
   o BS, Purdue University; MBA, University of California, Berkeley.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

118   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS TECHNOLOGY VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2007             2006             2005            2004          2003
-------------------------------------------       -------           ------          -------         -------        ------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  9.37           $ 9.30          $  9.01         $  8.84        $ 6.02
-------------------------------------------       -------           ------          -------         -------        ------
Income (loss) from investment operations:
 Net investment income (loss)a                     (  .02)           ( .01)b          ( .03)            .04         ( .04)
-------------------------------------------       -------           ------          -------         -------        ------
 Net realized and unrealized gain (loss)             1.36              .08              .36             .13          2.86
-------------------------------------------       -------           ------          -------         -------        ------
 TOTAL FROM INVESTMENT OPERATIONS                    1.34              .07              .33             .17          2.82
-------------------------------------------       -------           ------          -------         -------        ------
Less distributions from:
 Net investment income                                  -                -            ( .04)              -             -
-------------------------------------------       -------           ------          -------         -------        ------
NET ASSET VALUE, END OF PERIOD                    $ 10.71           $ 9.37          $  9.30         $  9.01        $ 8.84
-------------------------------------------       -------           ------          -------         -------        ------
Total Return (%)                                    14.30              .75b            3.74            1.92         46.84
-------------------------------------------       -------           ------          -------         -------        ------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                153              165              199             230           257
-------------------------------------------       -------           ------          -------         -------        ------
Ratio of expenses (%)                                 .91              .89              .86             .83           .86
-------------------------------------------       -------           ------          -------         -------        ------
Ratio of net investment income (loss) (%)          (  .15)           ( .12)b          ( .36)            .43         ( .50)
-------------------------------------------       -------           ------          -------         -------        ------
Portfolio turnover rate (%)                            91               49              135             112            66
-------------------------------------------       -------           ------          -------         -------        ------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%.
    Excluding this non-recurring income, total return would have been 0.19%
    lower.

DWS VARIABLE SERIES II - CLASS A SHARES                     DWS TECHNOLOGY
                                                            VIP   119

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS TECHNOLOGY VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                     INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%            ----------------------------------        ----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----         -------------        --------------        ------------        -----------------       ----------
   1              5.00%                 0.91%                4.09%            $ 10,409.00           $    92.86
   2             10.25%                 0.91%                8.35%            $ 10,834.73           $    96.66
   3             15.76%                 0.91%               12.78%            $ 11,277.87           $   100.61
   4             21.55%                 0.91%               17.39%            $ 11,739.13           $   104.73
   5             27.63%                 0.91%               22.19%            $ 12,219.26           $   109.01
   6             34.01%                 0.91%               27.19%            $ 12,719.03           $   113.47
   7             40.71%                 0.91%               32.39%            $ 13,239.24           $   118.11
   8             47.75%                 0.91%               37.81%            $ 13,780.73           $   122.94
   9             55.13%                 0.91%               43.44%            $ 14,344.36           $   127.97
  10             62.89%                 0.91%               49.31%            $ 14,931.04           $   133.20
TOTAL                                                                                               $ 1,119.56

120   DWS TECHNOLOGY VIP                             DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

DWS TURNER MID CAP GROWTH VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap (Reg. TM) Growth Index (as of February 29, 2008,
the Russell Midcap (Reg. TM) Growth Index had a median market capitalization of
$4.05 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index. The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. The portfolio's investments in common stocks may include initial public offerings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days'
notice prior to making any changes to the portfolio's 80% investment policy.

OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs.
To the extent the portfolio invests in a particular market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of

DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   121

companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks.
Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies.
Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons.
Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

122   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                          CLASS A SHARES

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information
(which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BARGRAPHIC APPEARS HERE]

  -32.20      48.49      11.04      11.76       6.52     25.75
   2002       2003        2004       2005       2006      2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 19.37%, Q2 2003               WORST QUARTER: -19.06%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -13.25%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                     1 YEAR       5 YEARS      SINCE INCEPTION*
                                     ------       -------      ----------------
Portfolio - Class A                    25.75        19.81             6.01
Russell Midcap Growth Index            11.43        17.90             6.38

*   Since 5/1/01. Index comparison begins 4/30/01.

RUSSELL MIDCAP (Reg. TM) GROWTH INDEX is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 (Reg. TM) Index chosen for their growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   123

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

FEE TABLE                                     CLASS A
---------                                     -------
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee1                                 0.72%
Distribution/Service (12b-1) Fee               None
Other Expenses2                                 0.19
TOTAL ANNUAL OPERATING EXPENSES3                0.91

1   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.

2   Restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.

3   Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
    Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.

Based on the costs above, this example helps you compare the expenses of Class
A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------                ------        -------        -------        --------
Class A shares           $93           $290           $504         $1,120

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The
portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund
and Jason Schrotberger. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr.
McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined
Turner in 2000, has 13 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors.
Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 14 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at
Turner.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.

124   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report
(see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.
These charges and fees will reduce returns.

DWS TURNER MID CAP GROWTH VIP - CLASS A

YEARS ENDED DECEMBER 31,                            2007             2006            2005           2004            2003
-------------------------------------------       --------         --------        -------         ------          ------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.92         $  11.02        $  9.86         $ 8.88          $ 5.98
-------------------------------------------       --------         --------        -------         ------          ------
Income (loss) from investment operations:
 Net investment income (loss)a                      (  .04)          (  .01)        (  .05)         ( .07)          ( .06)
-------------------------------------------       --------         --------        -------         ------          ------
 Net realized and unrealized gain (loss)              2.64              .77           1.21           1.05            2.96
-------------------------------------------       --------         --------        -------         ------          ------
 TOTAL FROM INVESTMENT OPERATIONS                     2.60              .76           1.16            .98            2.90
-------------------------------------------       --------         --------        -------         ------          ------
Less distributions from:
 Net realized gains                                 (  .97)          (  .86)            -              -                -
-------------------------------------------       --------         --------        -------         ------          ------
NET ASSET VALUE, END OF PERIOD                    $  12.55         $  10.92        $ 11.02         $ 9.86          $ 8.88
-------------------------------------------       --------         --------        -------         ------          ------
Total Return (%)                                     25.75             6.52          11.76          11.04           48.49
-------------------------------------------       --------         --------        -------         ------          ------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 129              117            122            118             110
-------------------------------------------       --------         --------        -------         ------          ------
Ratio of expenses (%)                                  .95              .97           1.11           1.19            1.18
-------------------------------------------       --------         --------        -------         ------          ------
Ratio of net investment income (loss) (%)           (  .36)          (  .06)        (  .56)         ( .82)          ( .90)
-------------------------------------------       --------         --------        -------         ------          ------
Portfolio turnover rate (%)                            133              148            151            174             155
-------------------------------------------       --------         --------        -------         ------          ------

a   Based on average shares outstanding during the period.

DWS VARIABLE SERIES II - CLASS A SHARES             DWS TURNER MID CAP GROWTH
                                                    VIP   125

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here.
Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.

DWS TURNER MID CAP GROWTH VIP - CLASS A

                                         INITIAL HYPOTHETICAL                          ASSUMED RATE
                MAXIMUM                      INVESTMENT:                                OF RETURN:
             SALES CHARGE:                     $10,000                                      5%
                 0.00%           -----------------------------------        -----------------------------------
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
----         -------------        --------------        ------------        ----------------        -----------
   1              5.00%                 0.91%                4.09%            $ 10,409.00           $    92.86
   2             10.25%                 0.91%                8.35%            $ 10,834.73           $    96.66
   3             15.76%                 0.91%               12.78%            $ 11,277.87           $   100.61
   4             21.55%                 0.91%               17.39%            $ 11,739.13           $   104.73
   5             27.63%                 0.91%               22.19%            $ 12,219.26           $   109.01
   6             34.01%                 0.91%               27.19%            $ 12,719.03           $   113.47
   7             40.71%                 0.91%               32.39%            $ 13,239.24           $   118.11
   8             47.75%                 0.91%               37.81%            $ 13,780.73           $   122.94
   9             55.13%                 0.91%               43.44%            $ 14,344.36           $   127.97
  10             62.89%                 0.91%               49.31%            $ 14,931.04           $   133.20
TOTAL                                                                                               $ 1,119.56

126   DWS TURNER MID CAP GROWTH VIP                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of each calendar quarter end for DWS High Income VIP, on or after the 14th day of the following month for DWS Money Market VIP, and for all other portfolios as of month end, is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Core Fixed
Income VIP, DWS Government & Agency Securities VIP, DWS Strategic Income VIP
and DWS Money Market VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of
Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the
investment advisor for each portfolio. Under the supervision of the Board
Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA,
Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS VARIABLE SERIES II - CLASS A SHARES                  OTHER POLICIES AND
                                                         RISKS   127

The Advisor receives a management fee from each portfolio. Below are the management rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

PORTFOLIO NAME                                 FEE PAID
--------------                                 --------
DWS Balanced VIP                                0.45%*
DWS Blue Chip VIP                               0.64%
DWS Core Fixed Income VIP                       0.59%
DWS Davis Venture Value VIP                     0.79%*
DWS Dreman High Return Equity VIP               0.73%
DWS Dreman Small Mid Cap Value VIP              0.74%
DWS Global Thematic VIP                         0.67%*
DWS Government & Agency Securities VIP          0.53%*
DWS High Income VIP                             0.59%
DWS International Select Equity VIP             0.75%
DWS Janus Growth & Income VIP                   0.75%
DWS Large Cap Value VIP                         0.68%
DWS Mid Cap Growth VIP                          0.61%
DWS Money Market VIP                            0.38%*
DWS Small Cap Growth VIP                        0.62%*
DWS Strategic Income VIP                        0.65%
DWS Technology VIP                              0.75%
DWS Turner Mid Cap Growth VIP                   0.80%

*   Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective May 1, 2008, DWS Balanced VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.370% of the portfolio's average daily net assets up to $250 million, 0.345% of the next $750 million and 0.310% over $1 billion.

Effective May 1, 2008, DWS Blue Chip VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.520% of the next $750 million, 0.500% of the next $1.5 billion,
0.480% of the next $2.5 billion, 0.450% of the next $2.5 billion, 0.430% of the next $2.5 billion, 0.410% of the next $2.5 billion and 0.390% over $12.5 billion.

Effective May 1, 2008, DWS Core Fixed Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.500% of the portfolio's average daily net assets up to $250 million, 0.470% of the next $750 million, 0.450% of the next $1.5 billion,
0.430% of the next $2.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion, 0.360% of the next $2.5 billion and 0.340% over $12.5 billion.

Effective May 1, 2008, DWS Davis Venture Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.865% of the portfolio's average daily net assets up to
$250 million, 0.840% of the next $250 million, 0.815% of the next $500 million,
0.790% of the next $1.5 billion and 0.765% over $2.5 billion.

Effective May 1, 2008, DWS Dreman High Return Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next
$1.5 billion, 0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion,
0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535%
over $12.5 billion.

Effective May 1, 2008, DWS Dreman Small Mid Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $250 million, 0.620% of the next $750 million, 0.600% of the next
$1.5 billion, 0.580% of the next $2.5 billion, 0.550% of the next $2.5 billion,
0.540% of the next $2.5 billion, 0.530% of the next $2.5 billion and 0.520%
over $12.5 billion.

128   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

Effective May 1, 2008, DWS Global Thematic VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.915% of the portfolio's average daily net assets up to $250 million, 0.865% of the next $500 million, 0.815% of the next $750 million,
0.765% of the next $1.5 billion and 0.715% over $3 billion.

Effective May 1, 2008, DWS Government & Agency Securities VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.450% of the portfolio's average daily net assets up to $250 million, 0.430% of the next $750 million, 0.410% of the next
$1.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion,
0.360% of the next $2.5 billion, 0.340% of the next $2.5 billion and 0.320%
over $12.5 billion.

Effective May 1, 2008, DWS High Income VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.500% of the portfolio's average daily net assets up to $250 million, 0.470% of the next $750 million, 0.450% of the next $1.5 billion,
0.430% of the next $2.5 billion, 0.400% of the next $2.5 billion, 0.380% of the next $2.5 billion, 0.360% of the next $2.5 billion and 0.340% over $12.5 billion.

Effective May 1, 2008, DWS International Select Equity VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.650% of the portfolio's average daily net assets up to $1.5 billion, 0.635% of the next $1.75 billion, 0.620% of the next
$1.75 billion and 0.605% over $5 billion.

Effective May 1, 2008, DWS Janus Growth & Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to
$250 million, 0.640% of the next $750 million, 0.615% of the next $1.5 billion and 0.590% over $2.5 billion.

Effective May 1, 2008, DWS Mid Cap Growth VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next $1.5 billion,
0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% over $12.5 billion.

Effective May 1, 2008, DWS Money Market VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.285% of the portfolio's average daily net assets up to $500 million, 0.270% of the next $500 million, 0.255% of the next $1.0 billion and
0.240% over $2 billion.

Effective May 1, 2008, DWS Small Cap Growth VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.525% of the next $750 million and 0.500% over $1 billion.

Effective May 1, 2008, DWS Strategic Income VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.550% of the portfolio's average daily net assets up to $250 million, 0.520% of the next $750 million, 0.500% of the next $1.5 billion,
0.480% of the next $2.5 billion, 0.450% of the next $2.5 billion, 0.430% of the next $2.5 billion, 0.410% of the next $2.5 billion and 0.390% over $12.5 billion.

Effective May 1, 2008, DWS Technology VIP pays the Advisor a fee, under the
Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.665% of the portfolio's average daily net assets up to $250 million, 0.635% of the next $750 million, 0.615% of the next $1.5 billion,
0.595% of the next $2.5 billion, 0.565% of the next $2.5 billion, 0.555% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.535% over $12.5 billion.

Effective May 1, 2008, DWS Turner Mid Cap Growth VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rate of 0.715% of the portfolio's average daily net assets up to
$250 million, 0.700% of the next $250 million, 0.685% of the next $500 million and 0.670% over $1 billion.

DWS VARIABLE SERIES II - CLASS A SHARES                   THE INVESTMENT
                                                          ADVISOR   129

A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, is contained in the shareholder reports for the annual period ended December 31. A discussion regarding the Board's approval of the new sub-advisory agreement for
DWS Balanced VIP is contained in the portfolio's shareholder report for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.

PORTFOLIO SUBADVISORS

SUBADVISOR FOR DWS BALANCED VIP AND DWS LARGE CAP VALUE VIP
The subadvisor for DWS Balanced VIP and DWS Large Cap Value VIP is Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the
Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the portfolio.

SUBADVISOR FOR DWS CORE FIXED INCOME VIP

Pursuant to an investment subadvisory agreement between the Advisor and
Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at
1735 Market Street, Philadelphia, PA 19103.

SUBADVISOR FOR DWS DAVIS VENTURE VALUE VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona
85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected
Advisers, L.P. began serving as investment advisor to Davis New York Venture
Fund in 1969 and currently serves as investment advisor to all of the Davis
Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DIMA pays a fee to Davis
Selected Advisers, L.P. for acting as subadvisor.

SUBADVISOR FOR DWS DREMAN HIGH RETURN EQUITY VIP AND DWS DREMAN SMALL MID CAP
VALUE VIP

The subadvisor for DWS Dreman High Return Equity VIP and DWS Dreman Small Mid
Cap Value VIP is Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper
Avenue, Suite 230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor.
Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each portfolio's investment decisions and buying and selling securities for each portfolio.

SUBADVISOR FOR DWS JANUS GROWTH & INCOME VIP

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver,
Colorado, is the subadvisor to DWS Janus Growth & Income VIP. Janus Capital
(together with its predecessors) has served as an investment adviser to since
1969 and currently serves as investment adviser or sub-adviser, to Seperately
Managed Accounts, Mutual Funds, as well as Comingled Pools or Private funds and
Wrap Fee Accounts. Janus Capital is a

130   THE INVESTMENT ADVISOR                         DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

direct subsidiary of Janus Capital Group, Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses.
JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by
Janus Management Holdings Corporation. DIMA pays a fee to Janus Capital for acting as subadvisor.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolio by Janus Capital as of January 2008.

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office
of the New York State Attorney General ("NYAG"), the Colorado Attorney General
("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court")
for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S.
District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds
(Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court,
District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc.,
401(k) Advisory Committee, et al., U.S. District Court, District of Maryland,
Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus
Capital Group Inc. ("JCGI") on a derivative basis against the Board of
Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of
Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of
Maryland, Case No. 04-CV-00818). Each of the five complaints initially named
JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund
("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus
Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle
Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC
("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the
Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section
36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On
August 15, 2006, the Wangberger complaint in the 401(k) plan class action
(action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of
Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit
(action (iv) above) against JCGI's Board of Directors without leave to amend.
Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth
Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West
Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the
Securities Commissioner, State of West Virginia, Summary Order No. 05-1320).
The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference

DWS VARIABLE SERIES II - CLASS A SHARES                    PORTFOLIO
                                                           SUBADVISORS   131

was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show
Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus
Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

SUBADVISOR FOR DWS TURNER MID CAP GROWTH VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn,
Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of
December 31, 2007, Turner Investment Partners, Inc. had approximately $29 billion in assets under management. DIMA pays a fee to Turner Investment
Partners, Inc. for acting as subadvisor.

132   PORTFOLIO SUBADVISORS                          DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.

POLICIES ABOUT TRANSACTIONS
The information in this prospectus applies to Class A shares of each portfolio.
Each portfolio offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series II (which include each portfolio just described) are the participating insurance companies (the
"insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the
"contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money
Market VIP receives investable funds.

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   133

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company.
The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day each portfolio is open for business.

o Unless otherwise instructed, each portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed
  (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of each portfolio, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; each portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of each portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

134   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                        CLASS A SHARES

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders
(as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip"
transaction is defined as any combination of purchase and redemption activity
(including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the
Advisor may permit the insurance company to use alternate techniques that the
Advisor considers to be a reasonable substitute for such a block.

In addition, to the extent that each portfolio invests some portion of its assets in foreign securities, each portfolio has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates
Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries.
The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the
Advisor will contact the insurance company or other financial

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   135

intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in DWS Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio
(generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the
Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from
..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio

136   YOUR INVESTMENT IN THE PORTFOLIOS              DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of
Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market)
and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See
"Market Timing Policies and Procedures.")

DWS VARIABLE SERIES II - CLASS A SHARES            YOUR INVESTMENT IN THE
                                                   PORTFOLIOS   137

DISTRIBUTIONS

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the
"Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

Each portfolio's investments in certain debt obligations may cause each portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, each portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations.
Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

138   DISTRIBUTIONS                                  DWS VARIABLE SERIES II -
                                                     CLASS A SHARES

--------------------------------------------------------------------------------
TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements.
Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The
SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the
SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330

SEC FILE NUMBER:
---------------------------------
DWS Variable Series II 811-5002

(05/01/08) 2a-A
</pre>

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS CAPITAL GROWTH VIP

345 Park Avenue

New York, NY 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated [            ], 2009 for the special meeting of shareholders of DWS Janus Growth & Income VIP (“Janus Growth & Income VIP”), a series of DWS Variable Series II, to be held on April 13, 2009, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Capital Growth VIP (“Capital Growth VIP”), a series of DWS Variable Series I, is contained in Capital Growth VIP’s statement of additional information dated May 1, 2008, as supplemented from time to time, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for Capital Growth VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2008 are incorporated herein by reference. No other parts of the annual report to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Capital Growth VIP as if the merger had been consummated on December 31, 2008.

Further information about Janus Growth & Income VIP is contained in the statement of additional information dated May 1, 2008, as supplemented from time to time.

The date of this statement of additional information is             , 2009.

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Common Stocks 96.6%
Consumer Discretionary 8.0%
Hotels Restaurants & Leisure 2.8%
Crown Ltd.	—	37,830	37,830	—	158,361	158,361
McDonald’s Corp.	265,700	—	265,700	16,523,883	—	16,523,883
MGM MIRAGE*	—	57,340	57,340	—	788,998	788,998
Starwood Hotels & Resorts Worldwide, Inc.	—	27,005	27,005	—	483,390	483,390
Wynn Resorts Ltd.*	—	18,875	18,875	—	797,658	797,658

				16,523,883	2,228,407	18,752,290

Internet & Catalog Retail 0.0%
Liberty Media Corp. - Interactive “A”*	—	11,640	11,640	—	36,317	36,317

Media 0.6%
The DIRECTV Group, Inc.*	—	33,515	33,515	—	767,829	767,829
Walt Disney Co.	133,200	—	133,200	3,022,308	—	3,022,308

				3,022,308	767,829	3,790,137

Multiline Retail 1.3%
Kohl’s Corp.*	238,200	—	238,200	8,622,840	—	8,622,840

Specialty Retail 2.5%
Esprit Holdings Ltd.	—	264,025	264,025	—	1,504,951	1,504,951
GameStop Corp. “A”*	210,100	—	210,100	4,550,766	—	4,550,766
Staples, Inc.	413,565	—	413,565	7,411,085	—	7,411,085
Tiffany & Co.	136,700	22,250	158,950	3,230,221	525,767	3,755,988

				15,192,072	2,030,718	17,222,790

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc. “B”	88,400	20,425	108,825	4,508,400	1,041,675	5,550,075

Consumer Staples 14.9%
Beverages 4.4%
Anheuser-Busch InBev NV	—	155,601	155,601	—	3,607,505	3,607,505
Anheuser-Busch InBev NV (VVRP Strip)*	—	88,376	88,376	—	492	492
Diageo PLC	506,526	—	506,526	6,998,559	—	6,998,559
PepsiCo, Inc.	349,325	—	349,325	19,132,530	—	19,132,530

				26,131,089	3,607,997	29,739,086

Food & Staples Retailing 4.3%
CVS Caremark Corp.	—	101,200	101,200	—	2,908,488	2,908,488
Shoppers Drug Mart Corp.	105,100	—	105,100	4,090,770	—	4,090,770
Wal-Mart Stores, Inc.	294,400	—	294,400	16,504,064	—	16,504,064
Walgreen Co.	216,800	—	216,800	5,348,456	—	5,348,456

				25,943,290	2,908,488	28,851,778

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Food Products 3.6%
Dean Foods Co.*	181,618	—	181,618	3,263,676	—	3,263,676
General Mills, Inc.	49,400	—	49,400	3,001,050	—	3,001,050
Groupe DANONE	110,035	—	110,035	6,604,556	—	6,604,556
Kellogg Co.	162,200	—	162,200	7,112,470	—	7,112,470
Nestle SA (ADR) (Registered)	—	44,982	44,982	—	1,785,785	1,785,785
Nestle SA (Registered)	—	68,430	68,430	—	2,697,003	2,697,003

				19,981,752	4,482,788	24,464,540

Household Products 2.2%
Colgate-Palmolive Co.	139,240	—	139,240	9,543,510	—	9,543,510
Procter & Gamble Co.	72,770	—	72,770	4,498,641	—	4,498,641
Reckitt Benckiser Group PLC	—	33,918	33,918	—	1,263,596	1,263,596

				14,042,151	1,263,596	15,305,747

Tobacco 0.4%
Altria Group, Inc.	—	41,620	41,620	—	626,797	626,797
Philip Morris International, Inc.	—	41,620	41,620	—	1,810,886	1,810,886

				—	2,437,683	2,437,683

Energy 10.3%
Energy Equipment & Services 2.3%
Halliburton Co.	242,200	—	242,200	4,403,196	—	4,403,196
Noble Corp.	152,700	—	152,700	3,373,143	—	3,373,143
Schlumberger Ltd.	126,400	—	126,400	5,350,512	—	5,350,512
Transocean Ltd.*	56,927	—	56,927	2,689,801	—	2,689,801

				15,816,652	—	15,816,652

Oil, Gas & Consumable Fuels 8.0%
ConocoPhillips	104,660	45,000	149,660	5,421,388	2,331,000	7,752,388
Devon Energy Corp.	165,700	—	165,700	10,888,147	—	10,888,147
EnCana Corp.	—	45,668	45,668	—	2,122,648	2,122,648
EOG Resources, Inc.	119,725	17,195	136,920	7,971,290	1,144,843	9,116,133
ExxonMobil Corp.	143,000	—	143,000	11,415,690	—	11,415,690
Hess Corp.	—	53,259	53,259	—	2,856,813	2,856,813
XTO Energy, Inc.	281,982	—	281,982	9,945,505	—	9,945,505

				45,642,020	8,455,304	54,097,324

Financials 3.4%
Capital Markets 1.5%
Charles Schwab Corp.	239,000	—	239,000	3,864,630	—	3,864,630
Credit Suisse Group AG (ADR)	—	27,295	27,295	—	771,356	771,356
Morgan Stanley	—	70,720	70,720	—	1,134,349	1,134,349
State Street Corp.	84,470	—	84,470	3,322,205	—	3,322,205
The Goldman Sachs Group, Inc.	—	9,315	9,315	—	786,093	786,093

				7,186,835	2,691,798	9,878,633

Real Estate Management & Development 0.0%
Hang Lung Properties Ltd.	—	140,725	140,725	—	308,694	308,694

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Diversified Financial Services 0.6%
CME Group, Inc.	19,937	—	19,937	4,149,089	—	4,149,089

Insurance 1.3%
Aflac, Inc.	187,724	—	187,724	8,605,268	—	8,605,268

Health Care 21.2%
Biotechnology 6.0%
Celgene Corp.*	146,900	11,295	158,195	8,120,632	624,388	8,745,020
Genentech, Inc.*	110,350	12,210	122,560	9,149,118	1,012,331	10,161,449
Gilead Sciences, Inc.*	429,620	—	429,620	21,970,767	—	21,970,767

				39,240,517	1,636,719	40,877,236

Health Care Equipment & Supplies 5.9%
Alcon, Inc.	—	13,505	13,505	—	1,204,511	1,204,511
Baxter International, Inc.	287,800	13,245	301,045	15,423,202	709,799	16,133,001
C.R. Bard, Inc.	96,500	—	96,500	8,131,090	—	8,131,090
Covidien Ltd.	—	16,345	16,345	—	592,343	592,343
Hologic, Inc.*	181,500	—	181,500	2,372,205	—	2,372,205
Medtronic, Inc.	194,300	—	194,300	6,104,906	—	6,104,906
Zimmer Holdings, Inc.*	135,840	—	135,840	5,490,653	—	5,490,653

				37,522,056	2,506,653	40,028,709

Health Care Providers & Services 1.4%
Laboratory Corp. of America Holdings*	105,300	—	105,300	6,782,373	—	6,782,373
UnitedHealth Group, Inc.	34,685	75,070	109,755	922,621	1,996,862	2,919,483

				7,704,994	1,996,862	9,701,856

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.*	193,400	—	193,400	6,589,138	—	6,589,138

Pharmaceuticals 6.9%
Abbott Laboratories	292,200	—	292,200	15,594,714	—	15,594,714
Allergan, Inc.	—	24,635	24,635	—	993,283	993,283
Bristol-Myers Squibb Co.	—	27,660	27,660	—	643,095	643,095
Eli Lilly & Co.	92,400	—	92,400	3,720,948	—	3,720,948
Johnson & Johnson	365,466	—	365,466	21,865,831	—	21,865,831
Merck & Co., Inc.	—	45,490	45,490	—	1,382,896	1,382,896
Roche Holding AG (Genusschein)	—	8,737	8,737	—	1,344,919	1,344,919
Wyeth	—	24,865	24,865	—	932,686	932,686

				41,181,493	5,296,879	46,478,372

Industrials 9.3%
Aerospace & Defense 4.3%
BAE Systems PLC (ADR)	—	17,805	17,805	—	397,230	397,230
Boeing Co.	—	28,590	28,590	—	1,219,935	1,219,935
Empresa Brasiliera de Aeronautica SA (ADR)	—	50,013	50,013	—	810,711	810,711
Goodrich Corp.	208,300	—	208,300	7,711,266	—	7,711,266
Honeywell International, Inc.	244,700	—	244,700	8,033,501	—	8,033,501

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
United Technologies Corp.	200,200	—	200,200	10,730,720	—	10,730,720

				26,475,487	2,427,876	28,903,363

Electrical Equipment 1.7%
Emerson Electric Co.	301,900	—	301,900	11,052,559	—	11,052,559
JA Solar Holdings Co., Ltd. (ADR)*	—	52,345	52,345	—	228,748	228,748
Suntech Power Holdings Co., Ltd. (ADR)*	—	24,612	24,612	—	287,960	287,960

				11,052,559	516,708	11,569,267

Machinery 1.2%
Caterpillar, Inc.	32,200	—	32,200	1,438,374	—	1,438,374
Danaher Corp.	—	13,820	13,820	—	782,350	782,350
Parker Hannifin Corp.	149,200	—	149,200	6,346,968	—	6,346,968

				7,785,342	782,350	8,567,692

Road & Rail 2.1%
Canadian National Railway Co.	254,900	—	254,900	9,370,124	—	9,370,124
Norfolk Southern Corp.	102,800	—	102,800	4,836,740	—	4,836,740

			—	14,206,864	—	14,206,864

Information Technology 21.2%
Communications Equipment 3.6%
Cisco Systems, Inc.*	558,720	35,285	594,005	9,107,136	575,146	9,682,282
Corning, Inc.	—	149,242	149,242	—	1,422,276	1,422,276
Nokia Oyj (ADR)	—	43,038	43,038	—	671,393	671,393
QUALCOMM, Inc.	275,700	36,645	312,345	9,878,331	1,312,990	11,191,321
Research In Motion Ltd.*	—	26,135	26,135	—	1,060,558	1,060,558

				18,985,467	5,042,363	24,027,830

Computers & Peripherals 6.4%
Apple, Inc.*	142,835	23,694	166,529	12,190,967	2,022,283	14,213,250
EMC Corp.*	378,615	80,680	459,295	3,964,099	844,720	4,808,819
Hewlett-Packard Co.	365,000	—	365,000	13,245,850	—	13,245,850
International Business Machines Corp.	134,700	—	134,700	11,336,352	—	11,336,352

				40,737,268	2,867,003	43,604,271

Electronic Equipment, Instruments & Components 1.0%
Amphenol Corp. “A”	—	11,845	11,845	—	284,043	284,043
Mettler-Toledo International, Inc.*	97,300	—	97,300	6,558,020	—	6,558,020

				6,558,020	284,043	6,842,063

Internet Software & Services 0.9%
eBay, Inc.*	—	39,690	39,690	—	554,072	554,072
Google, Inc. “A”*	17,825	—	17,825	5,483,861	—	5,483,861

				5,483,861	554,072	6,037,933

IT Services 3.5%
Accenture Ltd. “A”	324,300	—	324,300	10,633,797	—	10,633,797
Fiserv, Inc.*	137,400	—	137,400	4,997,238	—	4,997,238
Visa, Inc. “A”	129,000	9,960	138,960	6,766,050	522,402	7,288,452
Western Union Co.	—	61,260	61,260	—	878,469	878,469

				22,397,085	1,400,871	23,797,956

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp. “A”*	156,200	—	156,200	2,650,714	—	2,650,714
Intel Corp.	763,090	—	763,090	11,186,900	—	11,186,900

				13,837,614	—	13,837,614

Software 3.7%
Adobe Systems, Inc.*	268,475	—	268,475	5,715,833	—	5,715,833
Citrix Systems, Inc.*	—	11,845	11,845	—	279,187	279,187
Electronic Arts, Inc.*	147,700	—	147,700	2,369,108	—	2,369,108
Microsoft Corp.	585,380	53,575	638,955	11,379,787	1,041,498	12,421,285
Nintendo Co., Ltd. (ADR)	—	21,100	21,100	—	1,007,525	1,007,525
Oracle Corp.*	—	192,650	192,650	—	3,415,684	3,415,684

				19,464,728	5,743,894	25,208,622

Materials 7.0%
Chemicals 5.0%
Ecolab, Inc.	294,100	—	294,100	10,337,615	—	10,337,615
Monsanto Co.	154,700	5,455	160,155	10,883,145	383,759	11,266,904
Praxair, Inc.	161,300	8,530	169,830	9,574,768	506,341	10,081,109
Syngenta AG (ADR)	—	48,250	48,250	—	1,888,505	1,888,505

				30,795,528	2,778,605	33,574,133

Metals & Mining 2.0%
Barrick Gold Corp.	316,500	—	316,500	11,637,705	—	11,637,705
Freeport-McMoRan Copper & Gold, Inc.	85,800	—	85,800	2,096,952	—	2,096,952

				13,734,657	—	13,734,657

Telecommunication Services 0.9%
Diversified Telecommunication Services
AT&T, Inc.	219,000	—	219,000	6,241,500	—	6,241,500

Utilities 0.4%
Electric Utilities
Allegheny Energy, Inc.	80,100	—	80,100	2,712,186	—	2,712,186

Total Common Stocks (Cost $574,082,567, $81,633,867 and $655,716,434 respectively)				588,074,013	66,096,192	654,170,205

Preferred Stock 0.0%
Financials
Citigroup, Inc., Series AA, 8.125% (Cost $413,997)	—	18,325	18,325	—	292,284	292,284

Corporate Bonds 0.1%
Consumer Discretionary 0.1%
MGM MIRAGE, 8.5%, 9/15/2010	—	346,000	346,000	—	290,640	290,640

Energy 0.0%
Suntech Power Holdings Co., Ltd., 144A, 3.0%, 3/15/2013	—	623,000	623,000	—	249,979	249,979

Total Corporate Bonds (Cost $850,506)				—	540,619	540,619

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Government & Agency Obligations 0.8%
US Treasury Obligations
US Treasury Notes:
1.5%, 10/31/2010	—	844,000	844,000	—	856,594	856,594
2.125%, 1/31/2010	—	2,326,000	2,326,000	—	2,368,612	2,368,612
2.75%, 7/31/2010	—	646,000	646,000	—	669,216	669,216
3.375%, 7/31/2013	—	646,000	646,000	—	705,604	705,604
4.875%, 7/31/2011	—	646,000	646,000	—	712,972	712,972

Total Government & Agency Obligations (Cost $5,164,642)				—	5,312,998	5,312,998

Securities Lending Collateral 21.9%
Daily Assets Fund Institutional, 1.69% (a) (b)	137,751,495	10,735,723	148,487,218	137,751,495	10,735,723	148,487,218
(Cost $137,751,495, $10,735,723, $148,487,218 respectively)

Cash Equivalents 2.6%
Cash Management QP Trust, 1.42% (a)	16,636,327	646,439	17,282,766	16,636,327	646,439	17,282,766
(Cost $16,636,327, $646,439 and $17,282,766 respectively)

Total Investment Portfolio (Cost $728,470,389, $99,445,174, and $827,915,563 respectively) 122.0%				742,461,835	83,624,255	826,086,090
Other Assets and Liabilities, Net (22.0)%				(138,040,166)	(10,876,343)	(149,167,509	)(1)

Net Assets 100.0%				604,421,669	72,747,912	676,918,581	(1)

*	Non-income producing security.
**	DWS Investments has represented that it expects that all of DWS Janus Growth & Income VIP’s portfolio holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, DWS Janus Growth & Income VIP’s portfolio will conform more closely to DWS Capital Growth VIP’s current implementation of its investment object, policies, restrictions and strategies.
(1)	Includes estimated pre-merger transaction costs and one time merger costs of $251,000, which are to be borne by DWS Janus Growth & Income, subject to the limitation described on page [23].
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents collateral held in connection with securities lending. Income earned is net of borrowers rebates.

ADR: American Depositary Receipt

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of DWS Capital Growth VIP and DWS Janus Growth & Income VIP as of December 31, 2008 giving effect to the proposed acquisition of assets at net asset value as of that date.(1) (2)

	Acquiring	Acquired
	DWS Capital Growth VIP	DWS Janus Growth & Income VIP	Pro Forma Adjustments	Pro Forma Combined	Check
Net Assets
Class A	$593,927,716	$72,747,912	(251,000)	666,424,628	—
Class B	$10,493,953	$—	—	10,493,953	—
Total Net assets	$604,421,669	$72,747,912	(251,000)	676,918,581	—

Shares outstanding
Class A	43,844,542	10,707,778	(5,357,452)	49,194,868	—
Class B	777,803	—		777,803	—

Net Asset Value per share
Class A	13.55	6.79	—	13.55	—
Class B	13.49		—	13.49	—

1)	Assumes the Reorganization had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of the DWS Capital Growth VIP will be received by the shareholders of the DWS Janus Growth & Income VIP on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS Capital Growth VIP will be received by the shareholders of the DWS Janus Growth & Income VIP that actually will be received on or after such date.

2)	Pro Forma adjustments include estimated one-time merger costs of $251,000 expected to be borne by Janus Growth & Income. Pursuant to the Agreement, Janus Growth & Income will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Janus Growth & Income through the merger (please see page 23 for a description of how such estimated benefit is calculated). As of December 31, 2008, the estimated one-year economic benefit to Janus Growth & Income was $271,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $251,000. Therefore, based on estimates as of December 31, 2008, the cap agreed to by DIMA is not expected to be triggered and Janus Growth & Income is expected to bear the expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Janus Growth & Income may be higher or lower.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of December 31, 2008 (Unaudited)

	Acquiring	Acquiring	Pro Forma Adjustments	Pro Forma Combined
	DWS Capital Growth VIP	DWS Janus Growth & Income VIP
Investments, at value	$742,461,835	$83,624,255	$—	$826,086,090
Cash overdraft	$(78,290)	$—	$—	$(78,290)
Other assets less liabilities	$(137,961,876)	$(10,876,343)	$(251,000)	$(149,089,219)

Total Net assets	$604,421,669	$72,747,912	$(251,000)	$676,918,581

Net Assets
Class A	$593,927,716	$72,747,912	$(251,000)	$666,424,628
Class B	$10,493,953	$—	$—	$10,493,953

Total Net assets	$604,421,669	$72,747,912	$(251,000)	$676,918,581
Share Outstanding
Class A	43,844,542	10,707,778	(5,357,452)	49,194,868
Class B	777,803	—	—	777,803

Net Asset Value per Share
Class A	13.55	6.79	—	13.55
Class B	13.49	—	—	13.49

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED December 31, 2008 (Unaudited)

	DWS Capital Growth VIP	DWS Janus Growth & Income VIP	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$12,186,519	$2,571,390	—		$14,757,909

Total Investment Income	12,186,519	2,571,390			14,757,909
Expenses
Management Fees	3,273,016	897,800	(430,123	)(1)	3,740,693
Services to Shareholders	15,046	1,438			16,484
Administration Fee	879,862	76,972	51,458	(1)	1,008,292
Custodian Fees	66,128	32,869			98,997
Fund Accounting		25,585	(25,585	)(1)	—
Distribution Service Fees	37,000	3,511			40,511
Professional Fees	95,226	69,314	(13,543	)(1)	150,997
Trustees Fees	45,567	19,156			64,723
Reports to Shareholders	49,388	26,734			76,122
Other Expenses	30,997	17,765	—		48,762

Total expenses before reductions	4,492,230	1,171,144	(417,793)		5,245,581
Expense reductions	(119,918)	(7,973)	(123,779)		(251,670)

Expenses, net	4,372,312	1,163,171	(541,572)		4,993,911

Net investment income (loss)	7,814,207	1,408,219	541,572		9,763,998

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	23,279,165	(15,768,982)	—		7,510,183
Foreign currency related transactions	(106,168)	72,581	—		(33,587)

Net unrealized appreciation (depreciation) on:
Investments	(355,391,930)	(48,908,666)	—		(404,300,596)
Foreign currency related transactions	2,427	(170,089)	—		(167,662)

Net increase in net assets from operations	$(324,402,299)	$(63,366,937)	$541,572		$(387,227,664)

(1)	Pro forma operation expense are based on the actual expenses of DWS Capital Growth VIP and DWS Janus Growth & Income VIP. With certain expenses adjusted to reflect the estimated expenses of the combined entity. The management fee and administrative fee has been calculated for the combined Funds based on the fee schedule in effect for DWS Capital Growth VIP at the combined level of average net assets for the period ended December 31, 2008.

The accompanying notes are an integral part of the financial statements.

Notes to Pro Forma Combining Financial Statements

December 31, 2008

These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of December 31, 2008, and the unaudited pro forma combined condensed Statement of Operations for the year ended December 31, 2008 for DWS Capital Growth VIP and DWS Janus Growth & Income VIP, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of DWS Janus Growth & Income VIP in exchange for shares of DWS Capital Growth VIP at net asset value. Following the acquisition, DWS Capital Growth VIP will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors/Trustees.

Federal Income Taxes

At December 31, 2008, the DWS Capital Growth VIP had a net tax basis capital loss carry-forward of approximately $227,747,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration date which range from December 31, 2009 to December 31, 2012, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended December, 2008, the DWS Capital Growth Fund utilized $29,828,000 and lost through expiration $19,244,000 of prior year capital loss carry-forwards.

At December 31, 2008, the DWS Janus Growth & Income VIP had a net tax basis capital loss carry-forward of approximately $8,636,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration date of December 31, 2016, whichever occurs first.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Capital Growth VIP intends to continue to qualify as a regulated investment company.

<pre>

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------

DWS Investments VIT Funds
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series I
     DWS Bond VIP                            DWS Growth & Income VIP
     DWS Capital Growth VIP                  DWS Health Care VIP
     DWS Global Opportunities VIP            DWS International VIP

DWS Variable Series II
     DWS Balanced VIP                        DWS International Select Equity VIP
     DWS Blue Chip VIP                       DWS Janus Growth & Income VIP
     DWS Conservative Allocation VIP         DWS Large Cap Value VIP
     DWS Core Fixed Income VIP               DWS Mid Cap Growth VIP
     DWS Davis Venture Value VIP             DWS Moderate Allocation VIP
     DWS Dreman High Return Equity VIP       DWS Money Market VIP
     DWS Dreman Small Mid Cap Value VIP      DWS Small Cap Growth VIP
     DWS Global Thematic VIP                 DWS Strategic Income VIP
     DWS Government & Agency Securities VIP  DWS Technology VIP
     DWS Growth Allocation VIP               DWS Turner Mid Cap Growth VIP
     DWS High Income VIP

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and  Redemptions" or "Net Asset Value,  Purchase and Redemption of
Shares" section of each Portfolio's Statement of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution of Portfolio  shares or the retention  and/or  servicing of investors and Portfolio shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio  shares.  Such  revenue  sharing  payments  are  in  addition  to  any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio,  any record  keeping/sub-transfer  agency/networking  fees payable by each Portfolio  (generally  through the Distributor or an affiliate)  and/or the
Distributor to certain  financial  advisors for performing such services and any
sales  charges,   commissions,   non-cash  compensation  arrangements  expressly
permitted under applicable rules of FINRA or other concessions  described in the fee  table  or  elsewhere  in the  Prospectuses  or the  SAI as  payable  to all financial  advisors.  For example,  the Advisor,  the  Distributor  and/or their affiliates may compensate  financial  advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other  marketing  programs  including,  without  limitation,  inclusion  of each
Portfolio on preferred or  recommended  sales lists,  mutual fund  "supermarket"
platforms and other formal sales programs;  granting the  Distributor  access to the financial  advisor's  sales force;  granting the  Distributor  access to the financial  advisor's  conferences  and  meetings;  assistance  in  training  and educating the  financial  advisor's  personnel;  and,  obtaining  other forms of marketing  support.  The level of revenue  sharing  payments  made to  financial advisors may be a fixed fee or based upon one or more of the following  factors:
gross  sales,  current  assets  and/or  number  of  accounts  of each  Portfolio attributable  to the financial  advisor,  the particular  portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination  thereof. The amount of these payments is determined at the discretion of the Advisor,  the  Distributor and/or  their  affiliates  from  time to time,  may be  substantial,  and may be different for different financial advisors based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that

generally  range from .01% up to .50% of assets of the  Portfolio  serviced  and maintained  by the  financial  advisor,  .05% to .25% of sales of the  Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000,  or any combination  thereof.  These amounts are annual figures  typically paid on a quarterly basis and are subject to change at the discretion of the Advisor,  the
Distributor  and/or their affiliates.  Receipt of, or the prospect of receiving,
this   additional   compensation,   may  influence  your   financial   advisor's
recommendation  of  this  Portfolio  or of any  particular  share  class  of the
Portfolio.  You should review your financial advisor's  compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Portfolio.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date hereof,  each  Portfolio  has been advised that the Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International

                                       2

First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company

                                       3

Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular  DWS fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Portfolio or of other portfolios. These payment arrangements,  however, will not change the price that an investor pays for  Portfolio  shares or the amount that the Portfolio  receives to invest on behalf of an investor and will not increase
Portfolio expenses.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your  financial  advisor and review your financial advisor's disclosures.

It is likely that  broker-dealers  that execute  portfolio  transactions for the
Portfolio  will  include  firms that also sell  shares of the DWS funds to their customers.  However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio  transactions for the DWS funds. Accordingly,  the Advisor has implemented policies and procedures reasonably  designed to prevent its traders from  considering  sales of DWS fund shares as a factor in the  selection  of  broker-dealers  to  execute  portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their  affiliates  will not use fund  brokerage to pay for their  obligation  to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Portfolios:

--------------------------------------------------------------------------------
DWS Variable Series I:

DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Portfolios'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a
European

style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing
Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, each
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that
OTC options purchased by each Portfolio, and portfolio securities "covering" the amount of each Portfolio's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by each
Portfolio must be "covered" (i.e., each Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Portfolio will receive the option premium to help protect it against loss, a call sold by each Portfolio exposes each Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of each Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these
Portfolios will not exceed 20% of its total assets.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

--------------------------------------------------------------------------------
DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
--------------------------------------------------------------------------------
DWS Variable Series I

DWS Bond VIP                              DWS Growth & Income VIP
DWS Capital Growth VIP                    DWS Health Care VIP
DWS Global Opportunities VIP              DWS International VIP
--------------------------------------------------------------------------------
DWS Variable Series II

DWS Balanced VIP                          DWS International Select Equity VIP
DWS Blue Chip VIP                         DWS Janus Growth & Income VIP
DWS Conservative Allocation VIP           DWS Large Cap Value VIP
DWS Core Fixed Income VIP                 DWS Mid Cap Growth VIP
DWS Davis Venture Value VIP               DWS Moderate Allocation VIP
DWS Dreman High Return Equity VIP         DWS Small Cap Growth VIP
DWS Dreman Small Mid Cap Value VIP        DWS Strategic Income VIP
DWS Global Thematic VIP                   DWS Technology VIP
DWS Government & Agency Securities VIP    DWS Turner Mid Cap Growth VIP
DWS Growth Allocation VIP
DWS High Income VIP

Effective on or about September 2, 2008, disclosure in the Portfolio's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Portfolio's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the
Portfolio segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Portfolio will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Portfolio will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Portfolio may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a
Portfolio's assets for segregation and cover purposes could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the
Portfolio that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund       DWS Bond VIP
     Service Shares                        DWS International Value Opportunities      DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                     DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                  DWS Growth & Income VIP
     Davidson Cash Equivalent Shares        DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S        DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                   DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund              DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund              DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                  DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                  DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                  DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                  DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund                DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund               DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund            DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund              DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund            DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund            DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                         DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                    DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series              DWS Moderate Allocation VIP
DWS Core Plus Income Fund                       DWS Money Market Fund                 DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund          DWS Cash Investment Trust Class A     DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund           DWS Cash Investment Trust Class B     DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund             DWS Cash Investment Trust Class C     DWS Technology VIP
DWS Dreman Concentrated Value Fund              DWS Cash Investment Trust Class S     DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&P 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&P 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2008

                              CLASS A AND B SHARES

                              DWS VARIABLE SERIES I

              Two International Place, Boston, Massachusetts 02110

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I
(the "Fund") dated May 1, 2008, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling (800) 778-1482, and is also available along with other related materials on the Securities and Exchange
Commission Internet Web site (http://www.sec.gov). The prospectus is also available from insurance companies that offer one or more of the Fund's portfolios as an investment option (the "Participating Insurance Companies").

DWS Variable Series I offers a choice of six portfolios (each a "Portfolio,"
collectively, the "Portfolios"), in connection with certain variable life insurance and variable annuity contracts ("Contract(s)") offered by
Participating Insurance Companies. Each Portfolio is a series of the Fund.

Portions of the Annual Report for each Portfolio for the fiscal year ended
December 31, 2007 are incorporated herein by reference, as specified herein. A copy of each Portfolio's Annual Report may be obtained without charge from the
Fund by calling (800) 778-1482. This Statement of Additional Information is
incorporated by reference into the corresponding prospectuses for each class of share of each Portfolio noted below.

The six portfolios are:

                                  DWS BOND VIP
                             DWS GROWTH & INCOME VIP
                             DWS CAPITAL GROWTH VIP
                          DWS GLOBAL OPPORTUNITIES VIP
                              DWS INTERNATIONAL VIP
                               DWS HEALTH CARE VIP

                                                                            Page
                                                                            ----

                             INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any
Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended
(the "1940 Act"), and the rules thereunder and as used in this Statement of
Additional Information, means the lesser of (1) 67% of the shares of that
Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2)
more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.       borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.       issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.       For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940
         Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.       purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

5.       engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.       purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities; or

7.       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the
Fund's affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.       to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

2.       For all Portfolios (except DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than
         5% of its total assets;

3.       to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4.       to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5.       For all Portfolios (except DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5%
         of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

6.       For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

7.       to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

8.       to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

9.       to acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")

Master/feeder Fund Structure

The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP,
DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and
DWS International VIP: (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1
Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each
Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Portfolio's assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Portfolios, but, to the extent employed, could from time to time have a material impact on a
Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a
Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest.
However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and smaller banks as described below. Although the
Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by
US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank
Insurance Fund or the Savings Association Insurance Fund administered by the
Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or
Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some
CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest.
Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stock. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global
Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Each Portfolio may invest in convertible securities;
that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs").

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS
Health Care VIP may each invest in sponsored or unsponsored American Depositary
Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of
Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary
Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary
Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS
International VIP investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers'
stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, the
Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The
Portfolio will not invest in trade claims if it effects the Portfolio's qualification as a regulated investment company under Subchapter M of the
Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a
Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio.
For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted
above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage
Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC
Participation Certificates ("PCs"), payments of principal and interest on the
CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100%
of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the
"pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a
Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference
(the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a)
changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a
Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth
VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and
DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the
SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global
Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Ba by Moody's or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a
Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale
("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the
Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded.
Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the
Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a
Portfolio.

Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated and/or non-affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio's performance to the extent that a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio's expense ratio.

Impact of Sub-Prime Mortgage Market. A Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the
US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. A
Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of a Portfolio to decrease.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a
Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission
("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value
("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector
Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment-Grade Bonds. Each Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P
or, if unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash").
Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.
Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset
Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed
25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).

Lending of Portfolio Securities. Each Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP,
DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the
Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the
"GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA.
GNMA is a wholly owned US Government corporation within the Department of
Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.
Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.
Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by
Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home
Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the
Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the
Advisor determines that the securities meet the Portfolios' quality standards.
Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations.
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation
Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction
Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and
Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond
Anticipation Notes are sold to provide interim financing and Construction Loan
Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability
(without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a
Portfolio's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of
1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than
5% of the Portfolio's total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a
Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM)
represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on
CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

DWS Bond VIP may also invest in residual interests in asset-backed securities.
In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS
Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts ("REITs"). DWS Bond VIP, DWS Growth & Income VIP,
DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs.
REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the
Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a
Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a
Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the
Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the
Obligation, in which case a Portfolio may incur a loss if the proceeds to a
Portfolio of the sale to a third party are less than the repurchase price.
However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Bond VIP hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the Portfolio may accept various instruments if the investment adviser determines it is in the best interests of the Portfolio and consistent with the portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.
The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal
("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and
Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve
Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or
"Separate Trading of Registered Interest and Principal of Securities." Under the
STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash)
payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The
Asian Development Bank and the InterAmerican Development Bank. Obligations of
supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred
Securities, which are hybrid instruments issued by a special purpose trust (the
"Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred
Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special
Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.
Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred
Securities may be issued in reliance on Rule 144A under the Securities Act of
1933, as amended, and, unless and until registered, are restricted securities;
there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes,
Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance.
Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and Agency
for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as
Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds),
while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Each Portfolio may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital
Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in its portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called
"Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each
Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a
Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) as required by law.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation
("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the
Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be
"covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a
Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than
50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a
Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the
Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a
Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a
Portfolio's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a
Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the
Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest,
e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio's holdings, or
"selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio's assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio's restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the
Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan
Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX
EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio's restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the
Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a
Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a
Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a
Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single
Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively
"DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's
Trustees/Directors must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or
DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each
Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, New York 10154, is part of Deutsche
Asset Management ("DeAM"), and serves as the investment advisor for each
Portfolio. Under the supervision of the Board of Trustees, DIMA or a subadvisor makes the Portfolios' investment decisions, buys and sells securities for each
Portfolio and conducts research that leads to these purchase and sale decisions.
The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company
Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits
Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of the Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary management responsibilities.

Pursuant to an Investment Management Agreement between DIMA and each Portfolio
(the "Investment Management Agreements"), the Advisor provides continuing investment management of the assets of the Portfolios. In addition to the investment management of the assets of the Portfolios, the Advisor determines the investments to be made for the Portfolios, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated
in its Prospectus and SAI, or as adopted by the Portfolios' Board. The Advisor will also monitor, to the extent not monitored by the Portfolios' administrator or other agent, the Portfolios' compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreements provide that the Portfolios are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Portfolios, the
Portfolios' custodian, or other agents of the Portfolios; taxes and governmental fees; fees and expenses of the Portfolios' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios'
business.

The Investment Management Agreements allow the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board, including a majority of the Board who are not interested persons of the
Portfolios, and, if required by applicable law, subject to a majority vote of the Portfolios' shareholders.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreements may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice.

For all services provided under the Investment Management Agreements, each
Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                   Fund                              Management Fee Rate
                   ----                              -------------------
DWS Bond VIP                                     0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Capital Growth VIP                           0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Global Opportunities VIP                     0.890% first $500 million
                                                 0.875% next $500 million
                                                 0.860% next $1.0 billion
                                                 0.845% thereafter
DWS Growth & Income VIP                          0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Health Care VIP                              0.665% to $250 million
                                                 0.640% next $750 million
                                                 0.615% next $1.5 billion
                                                 0.595% next $2.5 billion
                                                 0.565% next $2.5 billion
                                                 0.555% next $2.5 billion
                                                 0.545% next $2.5 billion
                                                 0.535% thereafter
DWS International VIP                            0.790% to $500 million
                                                 0.640% thereafter

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

The Investment Management Agreements for the Portfolios, each dated June 1,
2006, were last renewed by the Trustees on September 18, 2007. Each Agreement
continues in effect until September 30, 2008 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The
Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

For its investment management services, the Advisor received the amounts for the years as indicated, from each Portfolio:

                                       % of the average daily
                                         net asset values of
                                        each Portfolio as of
              Portfolio                    fiscal year end            2007           2006(1)          2005(1)
              ---------                    ---------------            ----           -------          -------
DWS Bond VIP(3)                               0.39%                  $873,517         $910,424        $865,302
DWS Growth & Income VIP(4)                    0.38%                $1,103,548(2)    $1,359,770      $1,335,546
DWS Capital Growth VIP(5)                     0.36%                $4,224,782(2)    $4,272,143      $4,421,003
DWS Global Opportunities VIP(6)               0.87%                $3,148,776(2)    $3,165,067      $2,754,030
DWS International VIP(7)                      0.74%                $5,588,748       $5,225,483      $4,841,891
DWS Health Care VIP                           0.67%                  $745,355         $879,239        $959,087

(1)      Prior to June 1, 2006, these fees included an administrative service fee.

(2)      $28,536 was waived for DWS Growth & Income VIP, $118,582 was waived for
         DWS Capital Growth VIP, and $85,694 was waived for DWS Global
         Opportunities VIP.

(3)      Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of Bond VIP will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
         Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. Prior to June 1,
         2006, the investment management fee for DWS Bond VIP was calculated according to the following schedule: 0.475% of average daily net assets. Pursuant to their respective agreements with DWS Variable
         Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2,
         2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had agreed, for the period
         June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP
         to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through
         September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% for Class A shares and 1.00% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Through April 30, 2008, the
         Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 0.63% for Class A shares and 1.03%
         for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(4)      Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         Growth & Income VIP will not exceed 0.54% and 0.87% for Class A and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.
         Through April 29, 2005 the investment management fee for DWS Growth &
         Income VIP was 0.475% of average daily net assets. Effective April 30,
         2005 through May 31, 2006 the investment management fee for the DWS
         Growth & Income VIP was calculated according to the following schedule:
         0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January
         1, 2005 through April 30, 2005, the Advisor had contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth &
         Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable
         Series I, the Advisor had contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth &
         Income VIP $12,854 for expenses. For the year ended December 31, 2006, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $72,977 and the amount charged aggregated $1,359,770, which was equivalent to an annual effective rate of 0.40% of the Portfolio's average daily net assets.

(5)      Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         Capital Growth VIP will not exceed 0.49% and 0.82% for Class A and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through April
         29, 2005 the investment management fee for DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. Effective April 30, 2005 through May 31, 2006 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.468% and 0.454% for the fiscal years ended
         December 31, 2004 and 2005, respectively. For the period from January
         1, 2005 through April 30, 2005, the Advisor had contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital
         Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable
         Series I, the Advisor had contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital
         Growth VIP $11,870 for expenses. For the year ended December 31, 2006, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $325,012 and the amount charged aggregated $4,272,143 which was equivalent to an annual effective rate of 0.38% of the Portfolio's average daily net assets.

(6)      Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         Global Opportunities VIP will not exceed 0.99% and 1.39% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to June 1,
         2006, the investment management fee for DWS Global Opportunities VIP was calculated according to the following schedule: 0.975% of average daily net assets. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May
         31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP
         $81,355 for expenses. Pursuant to their respective agreements with DWS
         Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30,
         2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A
         Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and
         1.24%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(7)      Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         International VIP will not exceed 0.96% and 1.29% for Class A and Class
         B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to June 1,
         2006, the investment management fee for DWS International VIP was calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.87% and 0.858% for the fiscal years ended December 31, 2004 and 2005, respectively. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the
         Advisor reimbursed the portfolio $9,159. Under these arrangements, the
         Advisor reimbursed DWS International VIP $16,354 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period
         June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS
         International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8)      Prior to June 1, 2006, the investment management fee for the DWS Health
         Care VIP was calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next
         $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for
         Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable
         Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%,
         respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Investment Management Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations;
brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents;
any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the
Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio's shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and
Trustees with respect thereto.

In reviewing the terms of the Investment Management Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund's expense.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management
Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating
Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become
Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

In addition, the Board and shareholders approved a subadvisor approval policy for the Portfolio (the "Subadvisor Approval Policy"). The Subadvisor Approval
Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval.
Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval
Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Subadvisor and Sub-subadvisor -- DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited
("DeAMIS"), an affiliate of DIMA, the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

Effective December 2, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC")
acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia.
Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of
Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services
Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based
Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. ("AAMI"). AAMI and AAMISL are
each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor,
AAMI became the subadvisor to the Portfolio (the "Aberdeen Subadvisory
Agreement"). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement,
AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with
AAMISL to provide investment services to the Portfolio ("Sub-Subadvisory
Agreement").

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory
Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the
Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the
Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio's investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by
AAMI, and not the Portfolio, from its fee as investment subadvisor to the
Portfolio. As compensation for their services under the Aberdeen Subadvisory
Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DIMA to AAMI for the fiscal year ended December 31, 2007 was $649,446. AAMI pays AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the
Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the
Board or by the vote of a "majority of the outstanding voting securities" of the
Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or
Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients
(whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement,
AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the
Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory
Agreement.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Compensation of Portfolio Managers of Sub-Advised Portfolios

Remuneration of Personnel for DWS Bond VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of
Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both Deutsche
Asset Management and Aberdeen.

Conflicts of Interest for DWS Bond VIP:

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
         In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.
Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable
Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by
Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolio's most recent fiscal year end.

                                                                        Dollar Range of         Dollar Range of All
                                                 Name of                Portfolio Shares             DWS Fund
Name of Portfolio                           Portfolio Manager                Owned                 Shares Owned
-----------------                           -----------------                -----                 ------------
DWS Bond VIP                          Gary W. Bartlett                           $0                     N/A
                                      Warren S. Davis, III                       $0                     N/A
                                      Thomas J. Flaherty                         $0                     N/A
                                      J. Christopher Gagnier                     $0                     N/A
                                      Daniel R. Taylor                           $0                     N/A
                                      Timothy C. Vile                            $0                     N/A
                                      William T. Lissenden                       $0                     N/A
                                      Brett Diment                               $0                     N/A
                                      Annette Fraser                             $0                     N/A
                                      Anthony Fletcher                           $0                     N/A
                                      Nick Hart                                  $0                     N/A
                                      Stephen Ilott                              $0                     N/A
                                      Ian Winship                                $0                     N/A
                                      Matthew Cobon                              $0                     N/A

DWS Growth & Income VIP               Robert Wang                                $0(1)          $100,001 - $500,000
                                      Jin Chen                                   $0(2)          $100,001 - $500,000
                                      Julie Abbett                               $0(3)          $50,001 - $100,000

DWS Capital Growth VIP                Julie M. Van Cleave                        $0(4)            Over $1,000,000
                                      Jack A. Zehner                             $0(5)          $100,001 - $500,000
                                      Richard Shepley                            $0(6)          $100,001 - $500,000

DWS Global Opportunities VIP          Joseph Axtell                              $0(7)          $100,001 - $500,000
                                      Terrence S. Gray                           $0(8)         $500,001 - $1,000,000

DWS International VIP                 Matthias Knerr                             $0(9)         $500,001 - $1,000,000
                                      Chris LaJaunie                             $0(10)         $50,001 - $100,000

DWS Health Care VIP                   Leefin Lai                                 $0(11)         $100,001 - $500,000

(1)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(2)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(3)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over
         $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(5)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(6)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS International Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $50,001-$100,000 in DWS International Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(11)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Health Care Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most resent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                     Number of       Total Assets of         Investment       Total Assets of
                                                    Registered         Registered         Company Accounts   Performance-Based
Name of                      Name of Portfolio      Investment         Investment        with Performance-          Fee
Portfolio                         Manager            Companies          Companies            Based Fee           Accounts
---------                         -------            ---------          ---------            ---------           --------
DWS Bond VIP              Gary W. Bartlett               8           $3,336,496,808              0                  $0
                          Warren S. Davis, III           8           $3,336,496,808              0                  $0
                          Thomas J. Flaherty             8           $3,336,496,808              0                  $0
                          J. Christopher Gagnier         8           $3,336,496,808              0                  $0
                          Daniel R. Taylor               8           $3,336,496,808              0                  $0
                          Timothy C. Vile                8           $3,336,496,808              0                  $0
                          William T. Lissenden           8           $3,336,496,808              0                  $0
                          Brett Dimet                    7             $543,707,173              0                  $0
                          Annette Fraser                 3             $138,583,539              0                  $0
                          Anthony Fletcher               3             $138,583,539              0                  $0
                          Nick Hart                      3             $138,583,539              0                  $0
                          Stephen Ilott                  3             $138,583,539              0                  $0
                          Ian Winship                    3             $138,583,539              0                  $0
                          Mathew Cobon                   3             $138,583,539              0                  $0

DWS Growth & Income VIP    Robert Wang                  42          $14,180,412,183              0                  $0
                           Jin Chen                     23          $10,805,018,546              0                  $0
                           Julie Abbett                 23          $10,805,018,546              0                  $0

DWS Capital Growth VIP     Julie M. Van Cleave           4           $4,434,213,399              0                  $0
                           Jack A. Zehner                2           $2,204,176,020              0                  $0
                           Richard Shepley               2           $2,204,176,020              0                  $0

DWS Global                 Joseph Axtell                 7           $3,032,049,639              0                  $0
Opportunities VIP          Terrence S. Gray              3           $2,519,928,417              0                  $0

DWS International VIP      Matthias Knerr                6           $5,904,476,224              0                  $0
                           Chris LaJaunie                0                       $0      0                          $0

DWS Health Care VIP        Leefin Lai                    1             $225,883,210              0                  $0

Other Pooled Investment Vehicles Managed:

                                                                                          Number of Pooled
                                                     Number of                          Investment Vehicle    Total Assets of
                                                      Pooled        Total Assets of        Accounts with     Performance-Based
Name of                      Name of Portfolio      Investment     Pooled Investment       Performance-             Fee
Portfolio                         Manager            Vehicles           Vehicles             Based Fee           Accounts
---------                         -------            --------           --------             ---------           --------
DWS Bond VIP              Gary W. Bartlett               9            $4,251,787,278             0                        $0
                          Warren S. Davis, III           9            $4,251,787,278             0                        $0
                          Thomas J. Flaherty             9            $4,251,787,278             0                        $0
                          J. Christopher Gagnier         9            $4,251,787,278             0                        $0
                          Daniel R. Taylor               9            $4,251,787,278             0                        $0
                          Timothy C. Vile                9            $4,251,787,278             0                        $0
                          William T. Lissenden           9            $4,251,787,278             0                        $0
                          Brett Diment                  90            $9,248,989,689             0                        $0
                          Annette Fraser                83            $8,100,110,990             0                        $0
                          Anthony Fletcher              83            $8,100,110,990             0                        $0
                          Nick Hart                     83            $8,100,110,990             0                        $0
                          Stephen Ilott                 83            $8,100,110,990             0                        $0
                          Ian Winship                   83            $8,100,110,990             0                        $0
                          Mathew Cobon                  83            $8,100,110,990             0                        $0

DWS Growth & Income VIP   Robert Wang                   27              $974,093,507             4              $539,680,217
                          Jin Chen                      15              $267,818,576             0                        $0
                          Julie Abbett                  15              $267,818,576             0                        $0

DWS Capital Growth VIP    Julie M. Van Cleave           0                         $0            0                         $0
                          Jack A. Zehner                0                         $0            0                         $0
                          Richard Shepley               0                         $0            0                         $0

DWS Global                Joseph Axtell                 0                         $0            0                         $0
Opportunities VIP
                          Terrence S. Gray               3              $432,135,698            0                         $0

DWS International VIP     Matthias Knerr                 4               $86,797,515             0                        $0
                          Chris LaJaunie                 4               $86,797,515             0                        $0

DWS Health Care VIP       Leefin Lai                     0                        $0             0                        $0

Other Accounts Managed:

                                                                                           Number of Other     Total Assets of
                                                     Number of                             Accounts with     Performance-Based
Name of                      Name of Portfolio         Other         Total Assets of        Performance-            Fee
Portfolio                         Manager            Accounts        Other Accounts          Based Fee           Accounts
---------                         -------            --------        --------------          ---------           --------
DWS Bond VIP              Gary W. Bartlett                178        $28,378,917,155             4             $430,038,000
                          Warren S. Davis, III            178        $28,378,917,155             4             $430,038,000
                          Thomas J. Flaherty              178        $28,378,917,155             4             $430,038,000
                          J. Christopher Gagnier          178        $28,378,917,155             4             $430,038,000
                          Daniel R. Taylor                178        $28,378,917,155             4             $430,038,000
                          Timothy C. Vile                 178        $28,378,917,155             4             $430,038,000
                          William T. Lissenden            178        $28,378,917,155             4             $430,038,000
                          Brett Diment                    375        $58,057,040,962             0                       $0
                          Annette Fraser                  363        $55,504,289,839             0                       $0
                          Anthony Fletcher                363        $55,504,289,839             0                       $0
                          Nick Hart                       363        $55,504,289,839             0                       $0
                          Stephen Ilott                   363        $55,504,289,839             0                       $0
                          Ian Winship                     363        $55,504,289,839             0                       $0
                          Mathew Cobon                    363        $55,504,289,839             0                       $0

DWS Growth & Income VIP   Robert Wang                      46         $8,973,891,924             8             $232,996,736
                          Jin Chen                          8           $821,247,762             0                       $0
                          Julie Abbett                      8           $821,247,762             0                       $0

DWS Capital Growth VIP    Julie M. Van Cleave              10           $700,135,085             0                       $0
                          Jack A. Zehner                   10           $700,135,085             0                       $0
                          Richard Shepley                  10           $700,135,085             0                       $0

DWS Global                Joseph Axtell                     3           $295,790,509             0                       $0
Opportunities VIP         Terrence S. Gray                  6           $970,318,130             0                       $0

DWS International VIP     Matthias Knerr                    2           $114,160,972             0                       $0
                          Chris LaJaunie                    2           $114,160,972             0                       $0

DWS Health Care VIP       Leefin Lai                        0                     $0             0                       $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Portfolio and also for other clients advised by the Advisor, including other client accounts managed by each Portfolio's management team. Investment decisions for each Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Portfolio. Purchase and sale orders for each
         Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each
         Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the
         Portfolios may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team.
         The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board.

Codes of Ethics

The Fund, Advisor and Subadvisor, as applicable, and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940
Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of
Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the
Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Portfolios have an administrative services agreements with the Advisor (the
"Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolios including, among others, providing the
Portfolios with personnel, preparing and making required filings on behalf of the Portfolios, maintaining books and records for the Portfolios, and monitoring the valuation of Portfolio securities. For all services provided under the
Administrative Services Agreement, each Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.10% of a Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Portfolios. The Advisor provides each Portfolio with personnel; arranges for the preparation and filing of the Portfolios' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Portfolios' prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolios' records;
provides the Portfolios with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the
Portfolios; assists in the resolution of accounting issues that may arise with respect to the Portfolios; establishes and monitors the Portfolios' operating expense budgets; reviews and processes the Portfolios' bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolios, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Portfolio accounting services under the Administrative Services Agreement. The Administrative Services Agreement
provides that the Advisor will not be liable under the Administrative Services
Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The following administrative services fees were paid to DIMA by the Portfolios for the last two fiscal periods:

Portfolio                                    2007                       2006*
---------                                    ----                       -----
DWS Bond VIP                            $223,979                    $126,522
DWS Growth & Income VIP                 $285,358                    $186,676
DWS Capital Growth VIP                $1,150,671                    $596,449
DWS Global Opportunities VIP            $353,795                    $197,914
DWS International VIP                   $756,054                    $393,235
DWS Health Care VIP                     $112,083                     $71,620

* For the period from June 1, 2006 through December 31, 2006.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder
Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the
"Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the
Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the
Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan")
that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because
12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of
Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule
12b-1 plan for the Class B shares are set forth below:

           Class B Shares          Fiscal Year 2006             Fiscal Year 2007
           --------------          ----------------             ----------------
DWS Bond VIP                             $2,561                       $2,631
DWS Growth & Income VIP                $117,433                      $69,685
DWS Capital Growth VIP                 $185,189                     $121,808
DWS Global Opportunities VIP            $87,390                      $53,186
DWS International VIP                  $108,917                      $64,471
DWS Health Care VIP                     $54,613                      $27,047

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h)
the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940
Act, the Board determined, in the exercise of its business judgment, that the
Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate
VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the
Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results.
However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of
Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"),
811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Expenses of the Portfolios paid to DWS-SISC for the period ended December 31,
2007 are set forth below:

Portfolio                        Fiscal Year 2007                  Waived
---------                        ----------------                  ------
DWS Bond VIP                              $898                           $0
DWS Growth & Income VIP                   $940                         $208
DWS Capital Growth VIP                    $951                         $951
DWS Global Opportunities VIP              $901                         $667
DWS International VIP                   $1,493                         $320
DWS Health Care VIP                       $503                           $0

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Recordkeeping

The shareholders of the Portfolios of the Fund are the Participating Insurance
Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. The holders of the shares of the Portfolios on the records of the Fund are the Participating
Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of
Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a
Portfolio's prospectus). In addition, the Advisor may, from time to time, pay its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

Portfolio securities of the DWS Bond VIP, DWS Growth & Income VIP, DWS Capital
Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the
1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP
are held separately, pursuant to a custodian agreement, by Brown Brothers
Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund's prospectuses and the Financial Statements incorporated by reference into this Statement of
Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston,
Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110, is counsel for the Fund and its Independent Trustees.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as FINRA) announced final agreements in which
Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset
Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Bond VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Wachovia Capital Trust                                                                   $6,856
Merrill Lynch & Co., Inc.                                                                $2,007
ICICI Bank Ltd.                                                                           $534
AES El Salvador Trust                                                                     $471
Arch Western Finance                                                                      $125

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
The Goldman Sachs Group, Inc.                                                            $4,702
Morgan Stanley                                                                           $4,038
JPMorgan Chase & Co.                                                                     $2,667
Citigroup                                                                                $2,182
PNC Financial Services Group                                                               $978
Jones Lang LaSalle Inc.                                                                    $334
US Bancorp                                                                                 $282
Dun & Bradstreet                                                                           $222
Lazard Ltd.                                                                                 $65

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
State Street Corp.                                                                      $13,850
Lehman Brothers Holdings, Inc.                                                          $13,271

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Piraeus Bank S.A.                                                                        $8,113
Wing Hang Bank Ltd.                                                                      $5,531
Babcock & Brown, Ltd.                                                                    $4,669
Anglo Irish Bank Corp., Plc                                                              $4,460
Hellenic Exchanges Holding SA                                                            $3,543
Ashmore Group PLC                                                                        $3,222
Hypo Real Estate Hldgs                                                                   $2,660
Partners Group AG                                                                        $2,465
Yuanta Core Pacific Securities Co.                                                       $1,819
Matsui Securities Co., Ltd.                                                              $1,284
Jafco Co. Ltd.                                                                            $717

DWS International VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Unicredito Italiano SpA                                                                 $13,723
3I Group PLC                                                                            $11,514
National Bank of Greece                                                                  $9,403
Prudential PLC                                                                           $8,497
Erste Bank Der Oesterreichischen Sparkassen                                              $7,303
KBC Groupe                                                                               $6,522
Bancolombia SA                                                                           $5,498
Mitsubishi UFJ Financial Group                                                           $4,608
Julius Baer Holdings AG-B                                                                $3,843

DWS Health Care VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio did not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal year ended December 31, 2007, as applicable.

 Portfolio                                                Fiscal 2007
 ---------                                                -----------

 DWS Bond VIP                                                      $0
 DWS Growth & Income VIP                                     $466,993
 DWS Capital Growth VIP                                      $653,613
 DWS Global Opportunities VIP                                $241,604
 DWS International VIP                                     $2,492,858
 DWS Health Care VIP                                          $92,122

In addition, for the fiscal year ended December 31, 2007:

                                                                                  Percentage of
                                                           Percentage of           Transactions          Dollar Amount of
                                                            Commissions             Involving            Commissions Paid
                                                        Paid to Affiliated     Commissions Paid to        to Brokers for
Portfolio                                                     Brokers           Affiliated Brokers      Research Services
---------                                                     -------           ------------------      -----------------
DWS Bond VIP                                                     0%                     0%                      $0
DWS Growth & Income VIP                                          0%                     0%                      $0
DWS Capital Growth VIP                                           0%                     0%                      $0
DWS Global Opportunities VIP                                     0%                     0%                      $0
DWS International VIP                                            0%                     0%                      $0
DWS Health Care VIP                                              0%                     0%                      $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Portfolio's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

                                              12/31/06                  12/31/07
                                              --------                  --------

DWS Bond VIP                                     179%                      176%
DWS Growth & Income VIP                          105%                      310%
DWS Capital Growth VIP                            16%                       30%
DWS Global Opportunities VIP                      28%                       19%
DWS International VIP                            105%                      108%
DWS Health Care VIP                               47%                       37%

                            PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading.
Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day
.. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street
Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter.
No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New
York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the
Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each
Portfolio on preferred or recommended sales lists, mutual fund "supermarket"
platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10%
to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase
Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the
Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules. For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Taxation of the Portfolios

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i)
dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets consists of cash and cash items, US government securities, securities of other
RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than
10% of the outstanding voting securities of such issuer, and (ii) not more than
25% of the value of its total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses; or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as the term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the
RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and
(z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to
RICs, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, in the case of a Portfolio's investment in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including net capital gains from the sale of investments that the
Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends).

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the
Portfolio would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Tax Effects of Certain Transactions

A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may)
require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some of the Portfolios may invest directly or indirectly in residual interests in real estate mortgage conduits ("REMICs") or taxable mortgage pools ("TMPs").
Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio's income
(including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP
(referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio's excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income
("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity)
subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

Variable Contracts

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the
Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the
Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings.
The Portfolios have objectives and strategies that are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury
Department in the summer of 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury
Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Other Taxation

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the
IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in "passive foreign investment companies" ("PFICs")
could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the
Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a
Portfolio's total return.

Distributions from the Portfolios

Each Portfolio intends to follow the practice of distributing at least annually substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such net capital gain for reinvestment, after paying the related federal taxes. Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the
Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each Portfolio intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a
Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the
Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

The federal income tax discussion set forth above is for general information only. Prospective holders of a variable contracts should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                 NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for regular trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to)
maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           128
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               132
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               128
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           128
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           128
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         128
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             128
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            128
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               128
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  280 Park Avenue, New York, New York 10017.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Portfolio and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C.
Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox
and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance Committee of the
Portfolios' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Portfolios'
financial arrangements with DIMA and its affiliates, and (b) the Portfolios'
expense ratios. The members of the Contract Committee are Robert H. Wadsworth
(Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring,
William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team).
The members of the Equity Oversight Committee are John W. Ballantine (Chair),
William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J.
Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity
Oversight Committee of the Portfolios' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie
Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During
the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios'
Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Portfolios' Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The
Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of
Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee
has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice
Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N.
Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss
(Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman
(Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr.
(Alternate). During the calendar year 2007, the Expenses/Operations Committee performed similar functions and each held nine (9) meetings and eight (8)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the
Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the
Portfolios, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the
Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007.
Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                Aggregate Compensation      Aggregate Compensation
                                     Aggregate Compensation        from DWS Capital            from DWS Global
  Name of Board Member                  from DWS Bond VIP             Growth VIP              Opportunities VIP
  --------------------                  -----------------             ----------              -----------------
  John W. Ballantine                           $0                           $0                          $0
  Henry P. Becton, Jr.(2)                    $516                       $2,740                        $845
  Dawn-Marie Driscoll(2)(3)                  $648                       $3,446                      $1,061
  Keith R. Fox(2)                            $520                       $2,761                        $852
  Paul K. Freeman(4)                           $0                           $0                          $0
  Kenneth C. Froewiss(2)                     $512                       $2,720                        $839
  Richard J. Herring(2)                      $499                       $2,648                        $816
  William McClayton(5)                         $0                           $0                          $0
  Rebecca W. Rimel(2)                        $486                       $2,580                        $795
  William N. Searcy, Jr.(2)                  $512                       $2,720                        $839
  Jean Gleason Stromberg(2)                  $483                       $2,567                        $791
  Robert H. Wadsworth                          $0                           $0                          $0

                                      Aggregate              Aggregate              Aggregate
                                  Compensation from      Compensation from      Compensation from     Total Compensation from
                                       Growth &           DWS Health Care      DWS International         Fund and DWS
  Name of Board Member                Income VIP                VIP                    VIP             Fund Complex(1)
  --------------------                ----------                ---                    ---             ---------------
  John W. Ballantine                       $0                    $0                     $0                 $215,000
  Henry P. Becton, Jr.(2)                $712                  $268                 $1,752                 $200,000
  Dawn-Marie Driscoll(2)(3)              $894                  $336                 $2,203                 $253,000
  Keith R. Fox(2)                        $717                  $269                 $1,766                 $203,000
  Paul K. Freeman(4)                       $0                    $0                     $0                 $265,000
  Kenneth C. Froewiss(2)                 $707                  $265                 $1,740                 $200,000
  Richard J. Herring(2)                  $688                  $258                 $1,694                 $195,000
  William McClayton(5)                     $0                    $0                     $0                 $205,000
  Rebecca W. Rimel(2)                    $670                  $252                 $1,650                 $194,000
  William N. Searcy, Jr.(2)              $707                  $265                 $1,740                 $200,000
  Jean Gleason Stromberg(2)              $667                  $250                 $1,641                 $189,000
  Robert H. Wadsworth                      $0                    $0                     $0                 $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Portfolios

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December
31, 2007. As only certain Participating Insurance Companies are shareholders of the Portfolios, the Trustees do not own any shares in such Portfolios, nor are they owners of the Participating Insurance Companies.

                                                                     Dollar Range of              Dollar Range of
                                          Dollar Range of        Beneficial Ownership in      Beneficial Ownership in
                                     Beneficial Ownership in           DWS Capital           DWS Global Opportunities
Board Member                               DWS Bond VIP                 Growth VIP                      VIP
------------                               ------------                 ----------                      ---
Independent Board Member:
-------------------------

John W. Ballantine                             None                     None                               None
Henry P. Becton, Jr.                           None                     None                               None
Dawn-Marie Driscoll                            None                     None                               None
Keith R. Fox                                   None                     None                               None
Paul K. Freeman                                None                     None                               None
Kenneth C. Froewiss                            None                     None                               None
Richard J. Herring                             None                     None                               None
William McClayton                              None                     None                               None
Rebecca W. Rimel                               None                     None                               None
William N. Searcy, Jr.                         None                     None                               None
Jean Gleason Stromberg                         None                     None                               None
Robert H. Wadsworth                            None                     None                               None

Interested Board Member:
------------------------
Axel Schwarzer                                 None                     None                              None

                                                                                                   Aggregate Dollar Range
                                 Dollar Range of         Dollar Range of       Dollar Range of      of Ownership in all
                              Beneficial Ownership          Beneficial           Beneficial       Funds Overseen by Board
                             in DWS Growth & Income      Ownership in DWS     Ownership in DWS    Member in the DWS Fund
Board Member                           VIP               Health Care VIP      International VIP          Complex(1)
------------                           ---               ---------------      -----------------          ----------
Independent Board Member:

John W. Ballantine                     None                    None                  None               Over $100,000
Henry P. Becton, Jr.                   None                    None                  None               Over $100,000
Dawn-Marie Driscoll                    None                    None                  None               Over $100,000
Keith R. Fox                           None                    None                  None               Over $100,000
Paul K. Freeman                        None                    None                  None               Over $100,000
Kenneth C. Froewiss                    None                    None                  None               Over $100,000
Richard J. Herring                     None                    None                  None               Over $100,000
William McClayton                      None                    None                  None               Over $100,000
Rebecca W. Rimel                       None                    None                  None               Over $100,000
William N. Searcy, Jr.                 None                    None                  None               Over $100,000
Jean Gleason Stromberg                 None                    None                  None               Over $100,000
Robert H. Wadsworth                    None                    None                  None               Over $100,000

Interested Board Member:
------------------------
Axel Schwarzer                         None                    None                  None               Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the
Portfolios (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Bond VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MUTUAL OF AMERICA                                            14,143,611.30                  43.47% of Class A
NEW YORK NY  10022-6815

MUTUAL OF AMERICA SEP ACCT 2                                 6,689,013.28                   20.56% of Class A
SAINT LOUIS MO  63122

KEMPER INVESTORS LIFE                                        2,535,690.59                   7.79% of Class A
C/O PRODUCT VALUATION
ONE SECURITY BENEFIT PL
TOPEKA KS  66636-0001

LINCOLN BENEFIT LIFE ANNUTIY-270                             1,823,319.07                    5.6% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE INSURANCE CO OF CT                                     56,857.60                    60.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                                37,644.41                    39.83% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Capital Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            13,578,115.13                  27.32% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

MUTUAL OF AMERICA SEP ACCT 2                                 13,397,417.85                  26.96% of Class A
SAINT LOUIS MO  63122

ALLMERICA LIFE SVSII                                         5,667,692.10                   11.4% of Class A
TOPEKA KS  66636-0001

MUTUAL OF AMERICA                                            5,120,209.61                   10.3% of Class A
NEW YORK NY  10022-6815

KEMPER INVESTORS LIFE                                        4,851,226.20                   9.76% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              3,306,917.70                   6.65% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE LIFE & ANNUITY CO OF CT                               440,727.65                    51.13% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    388,911.76                    45.12% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Global Opportunities VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            9,093,956.52                   57.52% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,760,668.74                   17.46% of Class A
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              1,585,573.87                   10.03% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

UNITED OF OMAHA                                               229,692.38                    35.54% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001

METLIFE INSURANCE CO OF CT                                    209,844.57                    32.47% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               194,178.90                    30.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Growth & Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            5,195,052.59                   30.88% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         5,150,995.85                   30.62% of Class A
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              2,308,135.08                   13.72% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

KEMPER INVESTORS LIFE                                         898,022.94                    5.34% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    554,579.77                    42.41% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               436,397.98                    33.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

UNITED OF OMAHA                                               284,512.00                    21.76% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001

DWS Health Care VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            5,159,613.45                   75.5% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         1,205,717.86                   17.64% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    219,697.97                    60.16% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               144,355.35                    39.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

                                                                Shares                      % of Total Shares
DWS International VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MUTUAL OF AMERICA SEP ACCT 2                                 12,139,255.18                  27.59% of Class A
SAINT LOUIS MO  63122

ZURICH DESTINATIONS/ FARMERS FUND                            8,686,496.03                   19.74% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

UNION CENTRAL ESP INTERNATIONAL                              3,091,578.31                   7.03% of Class A
CINCINNATI OH  45201-0179

CHARTER NAT LIFE INS CO-HORIZON                              3,006,053.10                   6.83% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

MUTUAL OF AMERICA                                            2,952,547.02                   6.71% of Class A
NEW YORK NY  10022-6815

ALLMERICA LIFE SVSII                                         2,576,586.61                   5.86% of Class A
TOPEKA KS  66636-0001

METLIFE INV USA SEP ACCT A                                   2,544,631.68                   5.78% of Class A
BOSTON MA  02116-3706

METLIFE INSURANCE CO OF CT                                    375,253.80                    48.73% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               339,523.34                    44.09% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the
Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                           SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the
Portfolios' independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its
Portfolios may call the Fund's underwriter, DWS Scudder Distributors, Inc., at
(800) 778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside
Plaza, Chicago, IL 60606-5808.

                                FUND ORGANIZATION

General

DWS Variable Series I is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of
Trustees) and are redeemable as described in the SAI and a Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation.
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders.
Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the
Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund or a Portfolio; (c) an amendment of the Declaration of Trust; and
(d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Fund's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c)
upon a shareholder's failure to provide sufficient identification to permit the
Fund to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines
(or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the
Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the
Fund or the series involved, ratably according to the number of shares of the
Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio's trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund's Trustees. Moreover, the
Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional
Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio.
Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name "DWS Variable Series I" is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated June 27, 2006, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the
Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's
Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston,
Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of
Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other
Portfolio. The Trustees have considered this, and have approved the use of the
Prospectus and Statement of Additional Information.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the
SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

DWS Bond VIP
DWS Growth & Income VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS International VIP
DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable
Series I, together with the Report of Independent Registered Public Accounting
Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the
Fund dated December 31, 2007, and are hereby deemed to be part of this Statement of Additional Information.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o        Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------

DWS Investments VIT Funds
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series I
     DWS Bond VIP                            DWS Growth & Income VIP
     DWS Capital Growth VIP                  DWS Health Care VIP
     DWS Global Opportunities VIP            DWS International VIP

DWS Variable Series II
     DWS Balanced VIP                        DWS International Select Equity VIP
     DWS Blue Chip VIP                       DWS Janus Growth & Income VIP
     DWS Conservative Allocation VIP         DWS Large Cap Value VIP
     DWS Core Fixed Income VIP               DWS Mid Cap Growth VIP
     DWS Davis Venture Value VIP             DWS Moderate Allocation VIP
     DWS Dreman High Return Equity VIP       DWS Money Market VIP
     DWS Dreman Small Mid Cap Value VIP      DWS Small Cap Growth VIP
     DWS Global Thematic VIP                 DWS Strategic Income VIP
     DWS Government & Agency Securities VIP  DWS Technology VIP
     DWS Growth Allocation VIP               DWS Turner Mid Cap Growth VIP
     DWS High Income VIP

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and  Redemptions" or "Net Asset Value,  Purchase and Redemption of
Shares" section of each Portfolio's Statement of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution of Portfolio  shares or the retention  and/or  servicing of investors and Portfolio shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio  shares.  Such  revenue  sharing  payments  are  in  addition  to  any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio,  any record  keeping/sub-transfer  agency/networking  fees payable by each Portfolio  (generally  through the Distributor or an affiliate)  and/or the
Distributor to certain  financial  advisors for performing such services and any
sales  charges,   commissions,   non-cash  compensation  arrangements  expressly
permitted under applicable rules of FINRA or other concessions  described in the fee  table  or  elsewhere  in the  Prospectuses  or the  SAI as  payable  to all financial  advisors.  For example,  the Advisor,  the  Distributor  and/or their affiliates may compensate  financial  advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other  marketing  programs  including,  without  limitation,  inclusion  of each
Portfolio on preferred or  recommended  sales lists,  mutual fund  "supermarket"
platforms and other formal sales programs;  granting the  Distributor  access to the financial  advisor's  sales force;  granting the  Distributor  access to the financial  advisor's  conferences  and  meetings;  assistance  in  training  and educating the  financial  advisor's  personnel;  and,  obtaining  other forms of marketing  support.  The level of revenue  sharing  payments  made to  financial advisors may be a fixed fee or based upon one or more of the following  factors:
gross  sales,  current  assets  and/or  number  of  accounts  of each  Portfolio attributable  to the financial  advisor,  the particular  portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination  thereof. The amount of these payments is determined at the discretion of the Advisor,  the  Distributor and/or  their  affiliates  from  time to time,  may be  substantial,  and may be different for different financial advisors based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that

generally  range from .01% up to .50% of assets of the  Portfolio  serviced  and maintained  by the  financial  advisor,  .05% to .25% of sales of the  Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000,  or any combination  thereof.  These amounts are annual figures  typically paid on a quarterly basis and are subject to change at the discretion of the Advisor,  the
Distributor  and/or their affiliates.  Receipt of, or the prospect of receiving,
this   additional   compensation,   may  influence  your   financial   advisor's
recommendation  of  this  Portfolio  or of any  particular  share  class  of the
Portfolio.  You should review your financial advisor's  compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Portfolio.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date hereof,  each  Portfolio  has been advised that the Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International

                                       2

First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company

                                       3

Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular  DWS fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Portfolio or of other portfolios. These payment arrangements,  however, will not change the price that an investor pays for  Portfolio  shares or the amount that the Portfolio  receives to invest on behalf of an investor and will not increase
Portfolio expenses.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your  financial  advisor and review your financial advisor's disclosures.

It is likely that  broker-dealers  that execute  portfolio  transactions for the
Portfolio  will  include  firms that also sell  shares of the DWS funds to their customers.  However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio  transactions for the DWS funds. Accordingly,  the Advisor has implemented policies and procedures reasonably  designed to prevent its traders from  considering  sales of DWS fund shares as a factor in the  selection  of  broker-dealers  to  execute  portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their  affiliates  will not use fund  brokerage to pay for their  obligation  to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Portfolios:

--------------------------------------------------------------------------------
DWS Variable Series I:

DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Portfolios'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a
European

style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing
Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, each
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that
OTC options purchased by each Portfolio, and portfolio securities "covering" the amount of each Portfolio's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by each
Portfolio must be "covered" (i.e., each Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Portfolio will receive the option premium to help protect it against loss, a call sold by each Portfolio exposes each Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of each Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these
Portfolios will not exceed 20% of its total assets.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

--------------------------------------------------------------------------------
DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
--------------------------------------------------------------------------------
DWS Variable Series I

DWS Bond VIP                              DWS Growth & Income VIP
DWS Capital Growth VIP                    DWS Health Care VIP
DWS Global Opportunities VIP              DWS International VIP
--------------------------------------------------------------------------------
DWS Variable Series II

DWS Balanced VIP                          DWS International Select Equity VIP
DWS Blue Chip VIP                         DWS Janus Growth & Income VIP
DWS Conservative Allocation VIP           DWS Large Cap Value VIP
DWS Core Fixed Income VIP                 DWS Mid Cap Growth VIP
DWS Davis Venture Value VIP               DWS Moderate Allocation VIP
DWS Dreman High Return Equity VIP         DWS Small Cap Growth VIP
DWS Dreman Small Mid Cap Value VIP        DWS Strategic Income VIP
DWS Global Thematic VIP                   DWS Technology VIP
DWS Government & Agency Securities VIP    DWS Turner Mid Cap Growth VIP
DWS Growth Allocation VIP
DWS High Income VIP

Effective on or about September 2, 2008, disclosure in the Portfolio's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Portfolio's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the
Portfolio segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Portfolio will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Portfolio will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Portfolio may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a
Portfolio's assets for segregation and cover purposes could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the
Portfolio that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund       DWS Bond VIP
     Service Shares                        DWS International Value Opportunities      DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                     DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                  DWS Growth & Income VIP
     Davidson Cash Equivalent Shares        DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S        DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                   DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund              DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund              DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                  DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                  DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                  DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                  DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund                DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund               DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund            DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund              DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund            DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund            DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                         DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                    DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series              DWS Moderate Allocation VIP
DWS Core Plus Income Fund                       DWS Money Market Fund                 DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund          DWS Cash Investment Trust Class A     DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund           DWS Cash Investment Trust Class B     DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund             DWS Cash Investment Trust Class C     DWS Technology VIP
DWS Dreman Concentrated Value Fund              DWS Cash Investment Trust Class S     DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&P 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&P 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2008

                              CLASS A AND B SHARES

                             DWS VARIABLE SERIES II

                    345 Park Avenue, New York, New York 10154
                                 1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series
II (the "Fund") dated May 1, 2008, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet Web site
(http://www.sec.gov). The prospectuses are also available from Participating
Insurance Companies.

DWS Variable Series II offers a choice of 21 portfolios, 18 of which are described herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating Insurance
Companies").

The Portfolios described herein are:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

                                                                                            Page
                                                                                            ----

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a shareholder vote.
There can be no assurance that a Portfolio's investment objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed without approval by a "majority" of the outstanding voting shares of a Portfolio. As defined in the Investment Company
Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of
(a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. DWS Technology VIP is classified as a non-diversified open-end management investment company. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. Each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of
1986, as amended (the "Code") for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)      borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      for all Portfolios except DWS Money Market VIP and DWS Technology VIP:
         concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      for DWS Money Market VIP only: concentrate its investments in a particular industry (excluding US government obligations), as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the
         Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions;

(5)      for DWS Technology VIP only: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector;

(6)      engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(7)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of a Portfolio's ownership of securities;

(8)      purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; or

(9)      make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (4) above, for purposes of determining the percentage of DWS Money Market VIP's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's (except DWS Money Market VIP) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (4) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a shareholder vote:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market
VIP, does not intend to:

(1)      borrow money in an amount greater than 5% of its total assets, except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Portfolio's registration statement which may be deemed to be borrowings;

(2)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)      purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)      invest more than 15% of net assets in illiquid securities.

For all Portfolios, except DWS Strategic Income VIP:

(7)      acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act.

For all Portfolios, except DWS Core Fixed Income VIP, DWS Government & Agency
Securities VIP, DWS High Income VIP, DWS Money Market VIP and DWS Strategic
Income VIP:

(8)      enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all Portfolios, except DWS Money Market VIP:

(9)      lend portfolio securities in an amount greater than one third of its total assets.

For DWS Money Market VIP only:

(10)     borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11)     lend portfolio securities in an amount greater than 5% of its total assets; and

(12)     invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. DWS Technology VIP "concentrates," for purposes of the 1940 Act, its assets in securities of companies in the technology sector which means that at least 25% of its net assets will be invested in these sectors at all times.
As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Portfolio Holdings

In addition to the public disclosure of portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectuses. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively
"DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's
Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or
DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each
Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

Master-feeder Fund Structure. The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

Each Portfolio is an open-end management investment company which continuously offers and redeems shares at net asset value. Two classes of shares of each
Portfolio described herein are currently offered through Participating Insurance
Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 fee. Class B shares are offered at net asset value and are subject to a Rule 12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a
Portfolio but, to the extent employed, could from time to time have a material impact on a Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in a Portfolio's applicable prospectuses.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each
Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a shareholder vote. There is no assurance that the objectives of each Portfolio will be achieved.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP
may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan.
These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and
S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by a Portfolio. In certain cases, a Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolios, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio's investment policies.
Treating a financial intermediary as an issuer of indebtedness may restrict a
Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a Subadvisor believes that borrowing will benefit a Portfolio after taking into account all considerations such as the costs of the borrowing relative to the expected return. DWS High Income VIP may borrow up to 5% of its net assets against called and tendered bonds held by the Portfolio. Any borrowing, including borrowing against called and tendered bonds, is subject to the Portfolio's fundamental and non-fundamental investment policies.

Borrowing by a Portfolio will involve special risk considerations. To the extent a Portfolio borrows money, positive or negative performance by a Portfolio's investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities, that exceeds the interest paid on the amount borrowed would cause the net asset value of a Portfolio's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of a Portfolio's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank
Insurance Fund or the Savings Association Insurance Fund administered by the
Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a
Portfolio may purchase collateralized obligations, including interest only
("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US government securities or other assets.
The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US government agency or instrumentality, such as the
Federal Home Loan Mortgage Corporation, are considered US government securities.
Privately-issued collateralized obligations collateralized by a portfolio of US government securities are not direct obligations of the US government or any of its agencies or instrumentalities and are not considered US government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These
"inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to a Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid.
In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.
Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a
Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each
Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock including
Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS
Davis Venture Value VIP, DWS Dreman High Return Equity, DWS Global Thematic VIP,
DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth &
Income VIP, DWS Mid Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP
and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a
Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International
Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as
"Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.
Generally, Depositary Receipts in registered form are designed for use in the
United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers'
stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may
invest in all types of direct debt investments, but among these investments each
Portfolio currently intends to invest primarily in direct loans and trade claims.

When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, each
Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The
Portfolios will not invest in trade claims if it affects the Portfolio's qualification as a regulated investment company under the Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings.
Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a)
changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a
Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP
and DWS Small Cap Growth VIP invest mainly in US common stocks, but may invest up to 25% of its total assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of its total assets could be in bonds from foreign issuers. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of its total assets could be in bonds from foreign issuers. DWS Technology VIP invests mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value
VIP may invest up to 20% of net assets in US dollar-denominated American
Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS
Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US dollar-denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a
Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds" or "high yield"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional
Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.

iGAP Strategy (for DWS Balanced VIP and DWS Strategic Income VIP). In addition to each portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond, currency markets and global equity markets (DWS Balanced VIP only). The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to a portfolio's bond holdings.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review by the Boards of Trustees.
Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index.
Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded
(which may result in their trading at a discount or premium to their NAVs).
Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the S&P Mid Cap 400 Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Nasdaq-100 Index.

The DWS Strategic Income VIP may invest in shares of DWS Floating Rate Plus
Fund. DWS Floating Rate Plus Fund seeks to provide high current income. DWS
Floating Rate Plus Fund pursues its objective by investing, under normal circumstances, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. DWS Floating Rate Plus Fund also seeks to enhance returns by employing a global tactical asset allocation strategy that is implemented through the use of derivatives.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or
Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash").
Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.
Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DIMA acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940
Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed
25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money
Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a
Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a
Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS
Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under
Rule 2a-7 of the 1940 Act, the Portfolio's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the
Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the
Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Mortgage-Backed and Asset-Backed Securities

General. Each Portfolio may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Portfolio may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair each
Portfolio's ability to reinvest the returns of principal at comparable yields.
Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each Portfolio may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"),
the Federal National Mortgage Association ("FNMA") and the Federal Home Loan
Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Portfolio may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs")
and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds
(bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence.
Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated
maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. Each Portfolio does not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The
Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by each Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with each Portfolio's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core
Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5%
of its total assets in asset-backed securities. DWS Balanced VIP and DWS Core
Fixed Income VIP currently do not intend to invest more than 25% of its total assets in asset-backed securities. DWS Money Market VIP may not invest more than
50% of its assets in asset-backed securities.

Non-Diversified Portfolios. DWS Technology VIP is classified as a
"non-diversified" portfolio so that it will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements for qualification as a regulated investment company under the Code.
This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a
Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a
Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the
Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest)
of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Balanced VIP, DWS High Income VIP and DWS
Strategic Income VIP may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a Portfolio may accept various instruments if the investment adviser determines it is in the best interests of a Portfolio and consistent with a Portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A
Portfolio will enter into reverse repurchase agreements only when the Advisor or
Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Portfolio's assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each
Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3)
thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2)
paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the
Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2)
paper to be liquid; however, pursuant to procedures approved by the Board of
Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Small Company Risk. DWS Small Cap Growth VIP, DWS Balanced VIP and DWS Dreman
Small Mid Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell
2000 Growth Index and the Russell 2500 Value Index, respectively. Other
Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time).
Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the
DWS Small Cap Growth VIP and DWS Dreman Small Mid Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A
Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box.
Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate
Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate
Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit.
Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand
Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate
Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Strategic Transactions and Derivatives (all Portfolios except DWS Money Market
VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called
"Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Portfolio's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and the Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or a subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic
Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than
(in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an
OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A
Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the
Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from
Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities
"covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than
15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be
"covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a
Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50%
of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a
Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Portfolios and the
Portfolios are excluded from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to commodity pool operator registration and regulation under the Commodity Exchange
Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

To the extent a Portfolio intends to hedge its currency exposure, a Portfolio generally will not enter into a transaction and obtain exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a
Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars.
The amount of the commitment or option would not exceed the value of a
Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a
Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a
Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of a
Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A
Portfolio may also borrow up to 5% of its net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the
"Borrowing" subsection of the "Investment Restrictions" section of this
Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a
Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a
Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a
Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a
Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single
Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or a subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Sub-Prime Mortgage Exposure

Each Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. Each Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Portfolios to decrease.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

CERTAIN INVESTMENT POLICIES AND TECHNIQUES OF DWS FLOATING RATE PLUS FUND

Of the Portfolios listed in this Statement of Additional Information, only DWS
Strategic Income VIP may invest in shares of DWS Floating Rate Plus Fund. DWS
Floating Rate Plus Fund invests primarily in Senior Loans and may borrow for investment purposes, as described below.

Senior Loans. DWS Floating Rate Plus Fund may invest in Senior Loans. Senior
Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senor Loan in an order of maturity described in the loan documents. Under certain interests in
Senior Loans, the fund may have an obligation to make additional loans upon demand by the borrower. The fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.
When the fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment.
Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the fund could receive a portion of the borrower's collateral. If the fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the fund's portfolio. At times the fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The fund believes that the principal credit risk associated with acquiring
Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The fund may incur additional credit risk, however, when the fund acquires a participation in a Senior Loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring
Senior Loans, the fund conducts an analysis and evaluation of the financial condition of each such lender. The fund has taken the following measures in an effort to reduce such risks. The fund will only acquire participations in Senior
Loans if the lender selling the participation, and any other persons interpositioned between the fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by
Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by
Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The fund generally holds Senior Loans to maturity unless it has become necessary to sell them to adjust the fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the fund. This should, however, allow the fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The fund may also receive guarantees as a form of collateral. In some instances, a
Senior Loan may be secured only by stock in a borrower or its affiliates. The fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such
Senior Loans. Such sales could result in prices that, in the opinion of the
Advisor, do not represent fair value. If the fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the fund could get for the Senior Loan may be adversely affected.

Borrowing. DWS Floating Rate Plus Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The fund may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the fund's agreement with its lender, the net asset value per share of the funds will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the fund compared with what it would have been without leverage.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA
or a subadvisor, makes each Portfolio's investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor or a subadvisor manages each Portfolio's daily investment and business affairs subject to the policies established by the
Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. Each Portfolio's investment advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company
Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

The Board and the shareholders of each Portfolio recently approved an amended and restated investment management agreement (the "Investment Management
Agreement") for the Portfolios, except DWS Large Cap Value Portfolio, which adopted the amended and restated investment management agreement effective April
11, 2007. Pursuant to the Investment Management Agreement for each Portfolio, the Advisor provides continuing investment management of the assets of a
Portfolio. In addition to the investment management of the assets of the
Portfolios, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its prospectus and SAI, or as adopted by the Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Portfolio's administrator or other agent, the Portfolio's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Portfolio, the
Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                      Portfolio                Management Fee Rate
                      ---------                -------------------

DWS Balanced VIP                              0.370% to $250 million
                                              0.345% next $750 million
                                              0.310% thereafter

DWS Blue Chip VIP                             0.550% to $250 million
                                              0.520% to next $750 million
                                              0.500% to next $1.5 billion
                                              0.480% to next $2.5 billion
                                              0.450% to next $2.5 billion
                                              0.430% to next $2.5 billion
                                              0.410% to next $2.5 billion
                                              0.390% thereafter

DWS Core Fixed Income VIP                     0.500% to $250 million
                                              0.470% next $750 million
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% thereafter

DWS Davis Venture Value VIP                   0.865% to $250 million
                                              0.840% next $250 million
                                              0.815% next $500 million
                                              0.790% next $1.5 billion
                                              0.765% thereafter

DWS Dreman High Return Equity VIP             0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Dreman Small Mid Cap Value VIP            0.650% to $250 million
                                              0.620% next $750 million
                                              0.600% next $1.5 billion
                                              0.580% next $2.5 billion
                                              0.550% next $2.5 billion
                                              0.540% next $2.5 billion
                                              0.530% next $2.5 billion
                                              0.520% thereafter

DWS Global Thematic VIP                       0.915% to $250 million
                                              0.865% next $500 million
                                              0.815% next $750 million
                                              0.765% next $1.5 billion
                                              0.715% thereafter

DWS Government & Agency Securities VIP        0.450% to $250 million
                                              0.430% next $750 million
                                              0.410% next $1.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% next $2.5 billion
                                              0.320% thereafter

DWS High Income VIP                           0.500% to $250 million
                                              0.470% next $750 million
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% thereafter

DWS International Select VIP Equity VIP       0.650% to $1.5 billion
                                              0.635% next $1.75 billion
                                              0.620% next $1.75 billion
                                              0.605% thereafter

DWS Janus Growth & Income VIP                 0.665% to $250 million
                                              0.640% next $750 million
                                              0.615% next $1.5 billion
                                              0.590% thereafter

DWS Mid Cap Growth VIP                        0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Money Market VIP                          0.285% to $500 million
                                              0.270% next $500 million
                                              0.255% next $1.0 billion
                                              0.240% thereafter

DWS Small Cap Growth VIP                      0.550% to $250 million
                                              0.525% next $750 million
                                              0.500% thereafter

DWS Strategic Income VIP                      0.550% to $250 million
                                              0.520% next $750 million
                                              0.50% next $1.5 billion
                                              0.48% next $2.5 billion
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.410% next $2.5 billion
                                              0.390% thereafter

DWS Technology VIP                            0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Turner Mid Cap Growth VIP                 0.715% to $250 million
                                              0.700% next $250 million
                                              0.685% next $500 million
                                              0.670% thereafter

Effective April 11, 2007, DWS Large Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------
First $250 million                                    0.650%
next $750 million                                     0.625%
next $1.5 billion                                     0.600%
next $2.5 billion                                     0.575%
next $2.5 billion                                     0.550%
next $2.5 billion                                     0.525%
next $2.5 billion                                     0.500%
Over $12.5 billion                                    0.475%

Prior to May 1, 2008, the Portfolios listed below each paid the Advisor a graduated investment management fee, based on the average daily net assets of a
Portfolio, payable monthly, at the annual rates shown below. The prior investment management agreement for each Portfolio, except DWS Large Cap Value
VIP, included the provision of administrative services:

DWS Blue Chip VIP and DWS Strategic Income VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.650%
next $750 million                                     0.620%
next $1.5 billion                                     0.600%
next $2.5 billion                                     0.580%
next $2.5 billion                                     0.550%
next $2.5 billion                                     0.530%
next $2.5 billion                                     0.510%
Over $12.5 billion                                    0.490%

DWS Core Fixed Income VIP and DWS High Income VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.600%
next $750 million                                     0.570%
next $1.5 billion                                     0.550%
next $2.5 billion                                     0.530%
next $2.5 billion                                     0.500%
next $2.5 billion                                     0.480%
next $2.5 billion                                     0.460%
Over $12.5 billion                                    0.440%

DWS Dreman Small Mid Cap Value VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.750%
next $750 million                                     0.720%
next $1.5 billion                                     0.700%
next $2.5 billion                                     0.680%
next $2.5 billion                                     0.650%
next $2.5 billion                                     0.640%
next $2.5 billion                                     0.630%
Over $12.5 billion                                    0.620%

DWS Government & Agency Securities VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.550%
next $750 million                                     0.530%
next $1.5 billion                                     0.510%
next $2.5 billion                                     0.500%
next $2.5 billion                                     0.480%
next $2.5 billion                                     0.460%
next $2.5 billion                                     0.440%
Over $12.5 billion                                    0.420%

DWS International Select Equity VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $1.5 billion                                    0.750%
next $1.75 billion                                    0.735%
next $1.75 billion                                    0.720%
Over $5 billion                                       0.705%

For the period from January 1, 2007 through April 10, 2007, DWS Large Cap Value
VIP paid the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.750%
next $750 million                                     0.725%
next $1.5 billion                                     0.700%
next $2.5 billion                                     0.675%
next $2.5 billion                                     0.650%
next $2.5 billion                                     0.625%
next $2.5 billion                                     0.600%
Over $12.5 billion                                    0.575%

DWS Balanced VIP paid the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.470%
Next $750 million                                     0.445%
Over $1 billion                                       0.410%

DWS Davis Venture Value VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

$0-$250 million                                       0.950%
next $250 million                                     0.925%
next $500 million                                     0.900%
next $1.5 billion                                     0.875%
Over $2.5 billion                                     0.850%

DWS Dreman High Return Equity VIP, DWS Mid Cap Growth VIP and DWS Technology VIP
each paid the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

$0-$250 million                                       0.750%
next $750 million                                     0.720%
next $1.5 billion                                     0.700%
next $2.5 billion                                     0.680%
next $2.5 billion                                     0.650%
next $2.5 billion                                     0.640%
next $2.5 billion                                     0.630%
Over $12.5 billion                                    0.620%

DWS Global Thematic VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

$0-$250 million                                       1.000%
next $500 million                                     0.950%
next $750 million                                     0.900%
next $1.5 billion                                     0.850%
Over $3 billion                                       0.800%

DWS Janus Growth & Income VIP paid a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.750%
Next $750 million                                     0.725%
Next $1.5 billion                                     0.700%
Over $2.5 billion                                     0.675%

DWS Money Market VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed daily and payable monthly, at the annual rates shown below:

DWS Money Market VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $500 million                                    0.385%
Next $500 million                                     0.370%
Next $1 billion                                       0.355%
Over $2 billion                                       0.340%

DWS Small Cap Growth VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.650%
Next $750 million                                     0.625%
Over $1 billion                                       0.600%

DWS Turner Mid Cap Growth VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

First $250 million                                    0.800%
Next $250 million                                     0.785%
Next $500 million                                     0.770%
Over $1 billion                                       0.755%

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Portfolios (the "Subadvisor Approval Policy"). The
Subadvisor Approval Policy permits the Advisor, subject to the approval of the
Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend subadvisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolios cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolios exemptive relief from existing rules. The Portfolios and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolios and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Agreement continues in effect until September 30, 2008 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective
Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio                                     Fiscal 2007          Fiscal 2006          Fiscal 2005
---------                                     -----------          -----------          -----------
DWS Balanced VIP(1)                            $2,666,534           $2,967,510           $3,294,501
DWS Blue Chip VIP(2)                           $2,018,922           $2,228,613           $2,118,362
DWS Core Fixed Income VIP(3)                   $2,144,122           $2,124,452           $1,883,098
DWS Davis Venture Value VIP(4)                 $3,682,130           $3,764,933           $3,353,292
DWS Dreman High Return Equity VIP(5)           $7,381,802           $7,237,569           $6,460,811
DWS Dreman Small Mid Cap Value VIP(6)          $4,418,373           $4,646,491           $4,088,038
DWS Global Thematic VIP(7)                     $1,732,290           $1,342,622             $841,064
DWS Government & Agency Securities VIP(8)      $1,209,630           $1,427,977           $1,713,621
DWS High Income VIP(9)                         $1,912,439           $2,263,303           $2,468,117
DWS International Select Equity VIP(10)        $2,007,490           $2,094,158           $1,801,345
DWS Janus Growth & Income VIP(11)              $1,474,026           $1,719,994           $1,712,762
DWS Large Cap Value VIP(12)                    $1,950,386           $2,335,628           $2,307,055
DWS Mid Cap Growth VIP(13)                       $435,886             $473,444             $453,434
DWS Money Market VIP(14)                       $1,392,290           $1,444,203           $1,440,420
DWS Small Cap Growth VIP(15)                   $1,413,741           $1,738,224           $1,681,135
DWS Strategic Income VIP(16)(17)                 $697,461             $662,490             $586,283
DWS Technology VIP                             $1,237,197           $1,472,355           $1,068,872
DWS Turner Mid Cap Growth VIP(18)              $1,067,206           $1,209,780           $1,287,229

(1)      Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Balanced VIP's total operating expenses at 0.51% and 0.89% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at
         0.51% and Class B 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31,
         2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio's average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of DWS Balanced VIP.

(2)      Prior to October 1, 2006, the investment management fee for DWS Blue
         Chip VIP was calculated according to the following schedule: 0.650% of average daily net assets.

(3)      Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the Portfolio will not exceed 0.70% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
         September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.
         Prior to October 1, 2006, the investment management fee for DWS Core
         Fixed Income VIP was calculated according to the following schedule:
         0.600% of average daily net assets.

(4)      Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the
         Portfolio will not exceed 0.89% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
         Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the Portfolio will not exceed 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
         September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.
         Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Davis Venture Value VIP's total operating expenses at 0.89% and 1.29% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 0.86% and 1.26%
         for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January
         1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Davis Venture Value
         VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through
         September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.003%
         (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $187,410 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of DWS Davis Venture Value VIP.

(5)      Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.78% and 1.11% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Dreman High Return Equity VIP in the amount of $9,001.

(6)      Prior to October 1, 2006, the investment management fee for DWS Dreman
         Small Mid Cap Value VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(7)      Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.05% and 1.45% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS portfolios. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Global
         Thematic VIP's total operating expenses at 1.12% and 1.52% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30,
         2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.10% and 1.50% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS
         Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1,
         2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class
         B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $112,367 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of DWS Global Thematic VIP.

(8)      Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.64% and 1.04% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. Prior to October 1, 2006, the investment management fee for DWS Government & Agency Securities VIP was
         calculated according to the following schedule: 0.550% of average daily net assets. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Government & Agency
         Securities VIP's total operating expenses at 0.63% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(9)      Prior to October 1, 2006, the investment management fee for DWS High
         Income VIP was calculated according to the following schedule: 0.600%
         of average daily net assets.

(10)     Prior to October 1, 2006, the investment management fee for DWS
         International Select Equity VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(11)     For the period from January 1, 2005 through September 30, 2005, the
         Advisor agreed to limit the fees and reimburse each class of DWS Janus
         Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective
         May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at
         0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth &
         Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005 through
         September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.003% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest,
         12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

(12)     Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Includes a 0.10%
         administrative services fee paid to the Advisor. Prior to April 11,
         2007, the investment management fee for DWS Large Cap Value VIP was calculated according to the following schedule: 0.750% of the first
         $250 million of average daily net assets; 0.725% of the next $750 million of average daily net assets; 0.700% of the next $1.5 billion of average daily net assets; 0.675% of the next $2.5 billion of average daily net assets; 0.650% of the next $2.5 billion of average daily net assets; 0.625% of the next $2.5 billion of average daily net assets;
         0.600% of the next $2.5 billion of average daily net assets and 0.575%
         of average daily net assets in excess of $12.5 billion. For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and
         Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management
         Agreement was equivalent to an annual effective rate of 0.75% of the portfolio's average daily net assets. In addition, for the year ended
         December 31, 2005, the Advisor waived $536 of record keeping fees for
         Class B shares of the DWS Large Cap Value VIP.

(13)     Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through
         September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September
         30, 2008. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Mid Cap Growth VIP's total operating expenses at 0.90% and 1.30% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 0.94%
         and 1.34% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Mid Cap Growth VIP in the amount of $2,088. For the period from January 1, 2005 through September
         30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%.
         Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth
         VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $32,030 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of DWS Mid Cap Growth VIP. For the year ended
         December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class
         B at 1.35%. For the year ended December 31, 2004, the Advisor waived
         $42,450 of management fees.

(14)     Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.44% and 0.79% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to November 6, 2006, the investment management fee for DWS Money Market VIP was calculated according to the following schedule: 0.500% of the first $215 million of average daily net assets; 0.375% of the next $335 million of average daily net assets; 0.300% of the next $250 million of average daily net assets and 0.250% of average daily net assets in excess of $800 million. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Money Market VIP's total operating expenses at 0.44% and 0.81% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(15)     Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Small Cap Growth VIP's total operating expenses at 0.72% and 1.09% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth
         VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the
         Advisor waived $9,538 of record keeping fees for Class B shares of the
         DWS Small Cap Growth VIP. In addition, for the fiscal year ended
         December 31, 2006, the Advisor waived record keeping expenses of Class
         B shares of DWS Small Cap Growth VIP in the amount of $3,729.

(16)     To the extent the portfolio invests in other mutual funds advised by the Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS
         Floating Rate Plus Fund, the Advisor has also agreed to apply a management fee credit to the portfolio equal to the difference between
         DWS Floating Rate Plus Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating Rate Plus Fund.

(17)     Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.83% and 1.23% for Class A shares and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS funds. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
         September 30, 2008. Prior to October 1, 2006, the investment management fee for DWS Strategic Income VIP was calculated according to the following schedule: 0.650% of average daily net assets. For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS
         Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Strategic Income VIP in the amount of
         $12,068. Effective October 1, 2005 through September 30, 2006, the
         Advisor agreed to limit its fees and reimburse expenses of DWS
         Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). In addition, for the year ended December 31,
         2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

(18)     Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% and 1.34% for Class A shares and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at
         1.30% and Class B at 1.70%. In addition, for the fiscal year ended
         December 31, 2006, the Advisor waived record keeping expenses of Class
         B shares of DWS Turner Mid Cap Growth VIP in the amount of $535.
         Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Turner Mid Cap
         Growth VIP to the extent necessary to maintain the annual expense of
         Class B at 1.087% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting fee savings). For the year ended December 31, 2005, the Advisor waived
         $6,545 of record keeping fees for Class B shares of DWS Turner Mid Cap
         Growth VIP.

Subadvisor to DWS Balanced VIP

Effective May 1, 2008, Deutsche Asset Management International GmbH ("DeAMi"),
an investment advisor registered with the US Securities and Exchange Commission, is the subadvisor to the Portfolio. Pursuant to the sub-advisory agreement (the
"Sub-Advisory Agreement") DeAMi, Mainzer Landstrasse 178-190, Frankfurt am Main,
Germany, 60327, renders investment advisory and management services to the
Portfolio pursuant to the terms of the Sub-Advisory Agreement between DeAMi and
DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi manages the investment and reinvestment of a portion of the large cap value allocation of the Portfolio's investment portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor with respect to a portion of the Portfolio's large cap value allocation at the annual rates shown below:

Assets Managed by DeAMi (in Euros)             Sub-Advisory Fee (as a % of average daily net assets)
----------------------------------             -----------------------------------------------------
(euro)0 - (euro)250 million                                                     0.300%
(euro)250 million - (euro)500 million                                           0.200%
(euro)500 million - (euro)1 billion                                             0.120%
(euro)1 billion - (euro)2.5 billion                                             0.080%
(euro)2.5 billion - (euro)5 billion                                             0.055%
(euro)5 billion - (euro)25 billion                                              0.035%
(euro)25 billion - (euro)50 billion                                             0.025%
over (euro)50 billion                                                           0.015%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by
DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Core Fixed Income VIP

Aberdeen Asset Management Inc. ("AAMI") is the sub-advisor to the Portfolio (the
"Aberdeen Subadvisory Agreement"). As subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the
Investment Advisers Act of 1940, as amended.

Under the terms of the Aberdeen Subadvisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Portfolio entrusted to it by the Advisor and in accordance with the Portfolio's investment objective, policies and restrictions.
AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. As compensation for its services under the Aberdeen Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement was last renewed on September 19, 2007
(unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement, AAMI will be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the prospectus or any written guidelines, policies or instructions provided in writing by the
Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement.

The Advisor pays AAMI a subadvisory fee at the annual rate, payable monthly, of
0.38% of the portfolio's average daily net assets. The subadvisory fee paid by
DIMA to AAMI for DWS Core Fixed Income VIP for the fiscal year ended December
31, 2007 was $1,372,644 and December 31, 2006 was $1,348,400.

Subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisors, L.P.
("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to
DWS Davis Venture Value VIP. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis
Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DSA, by DIMA or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the
Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------
 $0-$100 million                                              0.50%
 Next $400 million                                            0.45%
 On amounts over $500 million                                 0.40%

The subadvisory fees paid by DIMA to DSA for DWS Davis Venture Value VIP for the past three fiscal years are as follows:

                                   2007             2006              2005
                                   ----             ----              ----
DWS Davis Venture Value VIP     $1,808,935       $1,851,632        $1,651,883

Subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap
Value VIP. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue,
Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP and DWS
Dreman Small Mid Cap Value VIP. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for DWS Dreman High Return Equity VIP since its inception and for DWS
Dreman Small Mid Cap Value VIP since January 18, 2002. DVM is controlled by
David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for DWS Dreman High Return Equity VIP and DWS
Dreman Small Mid Cap Value VIP was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the
Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the
Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisory agreement upon 90 days' notice to the Advisor.

Pursuant to the subadvisory agreement dated April 5, 2002, for DWS Dreman High
Return Equity VIP, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.3375% of 1% of the average daily net assets for DWS Dreman
High Return Equity VIP. Effective January 18, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.375% of 1% of the average daily net assets for DWS Dreman Small Mid Cap Value VIP. Fees paid to
DVM for the last three fiscal years were as follows:

                                           2007           2006          2005
                                           ----           ----          ----
 DWS Dreman High Return Equity VIP      $3,428,653    $3,196,136     $2,946,412
 DWS Dreman Small Mid Cap Value VIP     $2,244,769    $2,326,338     $1,995,042

Subadvisor to DWS Janus Growth & Income VIP. Janus Capital Management LLC
("Janus Capital") 151 Detroit Street, Denver, Colorado 80206-4928, is the
subadvisor to DWS Janus Growth & Income VIP. Janus Capital (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser, to Separately Managed Accounts,
Mutual Funds, as well as Commingled Pools or Private funds and Wrap Fee
Accounts. Janus Capital is a direct subsidiary of Janus Capital Group, Inc.
("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Janus Capital has
served as subadvisor to the Portfolio since its inception on October 29, 1999.

Under the terms of the subadvisory agreement, Janus Capital manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Janus Capital was last renewed on September 19,
2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the
Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by Janus Capital, by the
Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios         Annual Subadvisory Fee Rate
------------------------------------------         ---------------------------
 First $25 million                                               0.45%
 Next $125 million                                               0.40%
 Next $600 million                                               0.375%
 Over $750 million                                               0.35%

The subadvisory fees paid by DIMA to Janus Capital for DWS Janus Growth & Income
VIP for the past three fiscal years are as follows:

                                      2007             2006             2005
                                      ----             ----             ----
 DWS Janus Growth & Income VIP      $786,130         $909,764         $569,033

Subadvisor to DWS Large Cap Value VIP. Effective February 5, 2007, Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
60325 Frankfurt am Main, Germany, an investment advisor registered with the US
Securities and Exchange Commission, is the subadvisor to the DWS Large Cap Value
VIP. DeAMi renders investment advisory and management services to DWS Large Cap
Value VIP pursuant to the terms of a Sub-Advisory Agreement (the "Sub-Advisory
Agreement") between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement,
DeAMi will manage the investment and reinvestment of the Portfolio's portfolio and will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

The subadvisory agreement with DeAMi was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DeAMi, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at an annual rate of 50% of the Advisor's annual management fee it receives from DWS Large
Cap Value VIP.

The subadvisory fee paid by DIMA to DeAMi for DWS Large Cap Value VIP for the past fiscal year is as follows:

                                                  2007
                                                  ----
 DWS Large Cap Value VIP                        $835,420

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by
DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Turner Mid Cap Growth VIP. Turner Investment Partners, Inc.
("TIP"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is the subadvisor to
DWS Turner Mid Cap Growth VIP. TIP is controlled by Robert E. Turner and Mark D.
Turner. TIP has served as subadvisor to the Portfolio since its inception on May
1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the
Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------
 $0-$50 million                                               0.550%
 Next $200 million                                            0.525%
 On amounts over $250 million                                 0.500%

The subadvisory fees paid by DIMA to TIP for DWS Turner Mid Cap Growth VIP for the past three fiscal years are as follows:

                                    2007              2006             2005
                                    ----              ----             ----
 DWS Turner Mid Cap Growth VIP    $711,772          $805,959         $725,709

Administrative Agreement

Each Portfolio recently entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the
Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of each
Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Portfolio reasonably deems necessary for the proper administration of the
Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio's records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio's operating expense budgets; reviews and processes the Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the
Administrative Services Agreement. The Administrative Services Agreement
provides that the Advisor will not be liable under the Administrative Services
Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Because the Portfolios entered into the Administrative Service Agreement effective May 1, 2008, and April 11, 2007 for DWS Large Cap Value VIP, the
Portfolios do not have any historical administrative fee information to report.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the
Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the
Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a
Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided.
The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolios to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolios' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than
DWS Money Market VIP, are listed below. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should the Advisor or a Subadvisor deem it desirable to purchase or sell securities.

Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%)
involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains for federal income tax purposes.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Portfolio turnover rates for the years ended December 31, 2007 and 2006, respectively, for the Portfolios are as follows:

Name                                      December 31, 2007   December 31, 2006
----                                      -----------------   -----------------
DWS Balanced VIP                               190%                  108%
DWS Blue Chip VIP                              275%                  226%
DWS Core Fixed Income VIP(1)                   197%                  183%
DWS Davis Venture Value VIP                      9%                   16%
DWS Dreman High Return Equity VIP               27%                   20%
DWS Dreman Small Cap Value VIP                 110%                   52%
DWS Global Thematic VIP                        191%                  136%
DWS Government & Agency Securities VIP(2)      465%                  241%
DWS High Income VIP                             61%                   93%
DWS International Select Equity VIP            117%                  122%
DWS Janus Growth & Income VIP                   73%                   44%
DWS Large Cap Value VIP                        103%                   76%
DWS Mid Cap Growth VIP                          68%                   46%
DWS Small Cap Growth VIP                        67%                   73%
DWS Strategic Income VIP                       147%                  143%
DWS Technology VIP                              91%                   49%
DWS Turner Mid Cap Growth VIP                  133%                  148%

(1)      The portfolio turnover rates including mortgage dollar roll transactions were 209% and 198% for the years ended December 31, 2007 and 2006, respectively.

(2)      The portfolio turnover rates including mortgage dollar roll transactions were 629% and 403% for the years ended December 31, 2007 and December 31, 2006, respectively.

DWS Balanced VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned
                                                     as of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
3I Group PLC                                                    $445
Alleanza Assicurazioni SpA                                    $3,000
Allianz SE                                                       $59
American International Group, Inc.                              $210
Ameriprise Financial, Inc.                                    $1,516
Apollo Investment Corp.                                         $138
ASX Limited                                                   $6,000
Aviva PLC                                                     $8,000
AXA Asia Pacific Holdings Ltd.                                  $222
Banca Monte dei Paschi di Siena SpA                           $5,000
Banca Popolare Di Milano                                      $5,000
Banco Bilbao Vizcaya Argenta                                  $5,000
Bancolombia SA                                                  $204
Bank of America Corp.                                         $4,555
Bank of East Asia                                                $19
Bank of New York Mellon Corp.                                 $1,146
Barclays PLC                                                     $15
BB&T Corp.                                                      $215
Canadian Imperial Bank of Commerce                               $14
Citigroup, Inc.                                              $12,525
Commerzbank AG                                                   $15
Credit Suisse Group                                              $34
Daiwa Securities Group, Inc.                                  $9,000
Danske Bank A/S                                                 $136
DBS Group Holdings Ltd.                                          $71
Deutsche Boerse AG                                               $25
Deutsche Postbank AG                                          $6,000
E*Trade Financial Corp.                                         $156
Erste Bank Der Oesterreichischen Sparkassen                     $389
FirstMerit Corp.                                                $138
Hang Seng Bank Ltd.                                              $27
HBOS PLC                                                         $12
HSBC Holdings PLC                                                $38
Hypo Real Estate Holding AG                                   $8,000
Interactive Brokers Group, Inc.                                 $133
Intesa Sanpaolo                                                  $35
JPMorgan Chase & Co.                                         $12,434
Julius Baer Holdings AG-B                                       $146
Jyske Bank A/S                                                   $37
KBC Groep NV                                                    $283
Legal & General Group PLC                                     $6,000
Lehman Brothers Holdings, Inc.                                $3,221
Lloyds TSB Group PCL                                             $12
Manulife Financial Corp.                                         $33
Mediobanca SpA                                                $7,000
Mitsubishi UFJ Financial                                         $603
Mizuho Financial Group, Inc.                                     $19
Morgan Stanley                                                  $3,677
National Bank of Canada                                         $5,000
National Bank of Greece                                          $358
Nomura Holdings, Inc.                                            $15
Nordea Bank AB                                                   $63
Optionsxpress Holdings, Inc.                                     $95
Oversea-Chinese Banking Corp.                                    $69
Pacific Capital Bancorp                                          $207
Popular North America Inc.                                       $990
Prospect Capital Corp                                            $97
Prudential PLC                                                   $334
Royal Bank of Canada                                             $36
Singapore Exchange                                               $37
State Street Corp.                                              $1,457
Storebrand ASA                                                   $33
Sun Trust Banks, Inc.                                           $1,019
SVB Financial Group                                              $156
Svenska Handelsbanken                                            $226
The Goldman Sachs Group, Inc.                                   $2,769
UBS AG-Registered                                               $2,501
UniCredito Italiano SpA                                          $560
Waddell & Reed Financial, Inc.                                   $180
Wells Fargo & Co.                                               $9,745
Zurich Financial Services AG                                     $23
Banco Espirito Santo SA                                          $53
Brookfield Asset Management, Inc.                                $11
IGM Financial, Inc.                                             $5,000
Sumitomo Trust & Banking Co., Ltd.                               $401
Unione Di Banche Italiane SCPA                                   $10

DWS Blue Chip VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned
                                                      as of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Goldman Sachs Group, Inc.                                      $5,656
Morgan Stanley                                                 $4,865
Bank of America Corp.                                          $3,610
JPMorgan Chase & Co.                                           $3,213
Citi Group, Inc.                                               $2,626
PNC Financial Services Group, Inc.                             $1,175
Jones Lang LaSalle, Inc.                                         $406
US Bancorp                                                       $340
Dun & Bradstreet Corp Del                                        $266
Lazard Ltd.                                                       $81

DWS Core Fixed Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
ICICI Bank Ltd.                                                  $890
Sumitomo Mitsui Banking Corp                                     $668
Wachovia Bank                                                  $6,132

DWS Davis Venture Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Ambac Financial Group, Inc.                                    $683
American International Group, Inc.                          $11,899
E*Traded Financial Corp.                                        $75
H&R Block, Inc.                                              $2,581
Citigroup Inc.                                               $2,853
HSBC Holdings PLC                                            $1,656
JPMorgan Chase & Co.                                        $11,588
Mellon Funding Corp.                                         $4,423
Morgan Stanley                                               $1,476
Principal Financial Group, Inc.                              $1,212
State Street Corp.                                             $706
Wachovia Corp.                                               $5,000
Ameriprise Financial, Inc.                                   $3,291
Dun & Bradstreet Corp DEL                                    $3,146
Wells Fargo                                                  $6,606
MBIA, Inc.                                                     $442

DWS Dreman High Return Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Bank of America Corp.                                          $33,042
Citigroup, Inc.                                                 $8,264
JPMorgan Chase & Co.                                            $1,986
Wachovia Corp.                                                 $36,090
Washington Mutual                                              $22,892
PNC Financial Services Group                                   $21,585
US Bancorp                                                      $9,011

DWS Dreman Small Mid Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Waddell & Reed Financial, Inc.                                 $10,683
Wachovia Corp.                                                  $4,081

DWS Global Thematic VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Erste Bank Der Oesterreichischen Sparkassen                    $1,038
Mediobanca SpA                                                 $1,970
Unicredito Italiano SpA                                        $1,405
CitiGroup Inc.                                                 $1,557
Merrill Lynch & Co., Inc.                                      $2,281
Siam City Bank Pcl-for Reg.                                      $299
Credit Suisse Group                                              $718
OTP Bank NYRT.                                                   $760
Mizuho Financial Group, Inc.                                     $730
Australian Wealth Management LTD                                 $815
UBS AG                                                         $2,008
Julius Baer Holdings AG-B                                      $1,622
The Blackstone Group LP                                          $799

DWS Government & Agency Securities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS High Income VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
E-Trade Financial Corp.                                       $2,252

DWS International Select Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                          of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)          (in thousands)
---------------------------------------------------          --------------
Prudential PLC                                                 $3,294
3I Group PLC                                                   $5,372
Erste Bank Der Oesterreichischen Sparkassen                    $2,530
KBC Groep NV                                                   $4,330
National Bank of Greece                                        $4,635
Unicredito Italiano Bank (Ireland) PLC                         $5,203

DWS Janus Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Goldman Sachs Group, Inc.                                       $4,553
JPMorgan Chase & Co.                                            $3,256

DWS Large Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
American International Group, Inc.                                $
Bank of New York Mellon Corp.                                $4,436
Citigroup Inc.                                               $2,374
Comerica, Inc..                                              $1,254
JPMorgan Chase & Co.                                         $2,974
Lehman Brothers Holdings, Inc.                               $2,627
\Washington Mutual                                           $1,092
Prudential Financial                                         $3,771

DWS Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Affiliated Mangers Group, Inc.                                 $1,751
Waddell & Reed Financial, Inc.                                  $747
Eaton Vance Corp.                                               $826
T. Rowe Price Group, Inc.                                      $1,431

DWS Money Market VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Small Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------

Waddell & Reed Financial, Inc.                                 $3,887
FCStone Group, Inc.                                            $2,960

DWS Strategic Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
E-Trade Financial Corp.                                          $299

DWS Technology VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Turner Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------

Affiliated Managers Group, Inc.                                  $919
BlackRock, Inc.                                                $1,086
Northern Trust Corp.                                           $1,747
T. Rowe Price Group, Inc.                                      $2,955

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

                                            Fiscal 2007         Fiscal 2006         Fiscal 2005
                                            -----------         -----------         -----------
 Portfolio
 DWS Balanced VIP                                     $0            $529,681            $559,360
 DWS Blue Chip VIP                              $434,083            $353,271            $140,407
 DWS Core Fixed Income VIP                            $0                  $0                  $0
 DWS Davis Venture Value VIP                    $147,813             $90,519             $82,063
 DWS Dreman High Return Equity VIP              $581,172            $344,095            $164,905
 DWS Dreman Small Mid Cap Value VIP           $1,193,080          $1,450,335          $1,430,062
 DWS Global Thematic VIP                        $982,359            $666,802            $260,871
 DWS Government & Agency Securities VIP          $13,354              $7,131              $8,678
 DWS High Income VIP                                  $0                  $0                  $0
 DWS International Select Equity VIP            $911,116          $1,099,630            $633,618
 DWS Janus Growth & Income VIP                  $260,312            $157,114            $123,775
 DWS Large Cap Value VIP                        $507,082            $485,059            $377,944
 DWS Money Market VIP                                 $0                  $0                  $0
 DWS Mid Cap Growth VIP                          $80,264             $75,020            $138,639
 DWS Small Cap Growth VIP                       $437,462            $632,776            $821,102
 DWS Strategic Income VIP                             $0              $5,556             $11,767
 DWS Technology VIP                             $433,195            $379,052          $1,109,118
 DWS Turner Mid Cap Growth VIP                  $298,896            $400,264            $379,027

In addition, for the fiscal year ended December 31, 2007, the Portfolios paid no commissions to brokers for research services.
Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board
Members and officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios.
Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods
(generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of
Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers Advised by the Advisor or its Affiliates

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the Portfolio's prospectus to which the Portfolio's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a
         Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor or an affiliated Advisor the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolio's management team (except DWS Money Market VIP) in the applicable Portfolio as well as in all
DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Portfolio's most recent fiscal year end.

                                                                     Dollar Range of      Dollar Range of All
                                                 Name of            Portfolio Shares        DWS Fund Shares
Name of Portfolio                           Portfolio Manager             Owned                  Owned
-----------------                           -----------------             -----                  -----
DWS Balanced VIP                        William Chepolis                    $0             $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000
                                        Inna Okounkova                      $0(1)          $100,001-$500,000
                                        Jin Chen                            $0(1)          $100,001-$500,000
                                        Gary Sullivan                       $0             $50,001-$100,000
                                        Julie VanCleave                     $0              Over $1,000,000
                                        Robert Wang                         $0(1)          $100,001-$500,000
                                        Julie Abbett                        $0(1)          $50,001-$100,000
                                        Thomas Picciochi                    $0(1)          $50,001-$100,000
                                        Thomas Schuessler(19)               $0             $50,001-$100,000
                                        Matthias Knerr                      $0            $500,001-$1,000,000
                                        J. Richard Robben                   $0                $1-$10,000
                                        John Brennan                        $0                    $0

DWS Blue Chip VIP                       Julie Abbett                        $0(2)          $50,001-$100,000
                                        Robert Wang                         $0(2)          $100,001-$500,000
                                        Jin Chen                            $0(2)          $100,001-$500,000

DWS Global Thematic VIP                 Oliver Kratz                        $0(3)         $500,001-$1,000,000

DWS Government & Agency Securities VIP  William Chepolis                    $0(4)          $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000

DWS High Income VIP                     Gary Sullivan                       $0(5)          $50,001-$100,000

DWS International Select Equity VIP     Matthias Knerr                      $0(6)         $500,001-$1,000,000
                                        Chris LaJaunie                      $0             $50,001-$100,000

DWS Large Cap Value VIP                 Thomas Schuessler(19)               $0             $50,001-$100,000

DWS Mid Cap Growth VIP                  Robert S. Janis                     $0(7)           Over $1,000,000
                                        Joseph Axtell                       $0(8)          $100,001-$500,000

DWS Small Cap Growth VIP                Robert S. Janis                     $0(9)           Over $1,000,000
                                        Joseph Axtell                       $0(10)         $100,001-$500,000

DWS Strategic Income VIP                William Chepolis                    $0             $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000
                                        Robert Wang                         $0(11)         $100,001-$500,000
                                        Gary Sullivan                       $0             $50,001-$100,000
                                        Thomas Picciochi                    $0(12)         $50,001-$100,000

DWS Technology VIP                      Kelly P. Davis                      $0             $50,001-$100,000

(1)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(2)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Blue Chip Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(3)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Global Thematic Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS U.S. Government Securities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(5)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS High Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(6)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS International Select Equity Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(11)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Strategic Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(12)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Strategic Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(13)     Because the portfolio manager is not resident in the US, the manager generally does not invest in US registered investment companies, such as the Portfolio, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolios, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                               Number of
                                                                                              Investment
                                                        Number of       Total Assets of         Company       Total Assets of
                                                       Registered          Registered        Accounts with     Performance-
                              Name of Portfolio        Investment          Investment        Performance-        Based Fee
Name of Portfolio                  Manager              Companies          Companies           Based Fee         Accounts
-----------------                  -------              ---------          ---------           ---------         --------
DWS Balanced VIP           William Chepolis                   17          $8,847,118,071             0                 $0
                           Matthew F. MacDonald               17          $8,847,118,071             0                 $0
                           Inna Okounkova                     14          $3,547,136,617             0                 $0
                           Jin Chen                           23         $10,479,347,686             0                 $0
                           Gary Sullivan                      10          $6,658,277,827             0                 $0
                           Julie VanCleave                    4           $4,985,618,291             0                 $0
                           Robert Wang                        42         $13,854,741,323             0                 $0
                           Julie Abbett                       23         $10,479,347,686             0                 $0
                           Thomas Picciochi                   9           $4,790,022,714             0                 $0
                           Thomas Schuessler                  2           $2,068,823,060             0                 $0
                           Matthias Knerr                     6           $6,083,433,156             0                 $0
                           J. Richard Robben                  1           $1,694,190,916             0                 $0
                           John Brennan                       1           $1,694,190,916             0                 $0

DWS Blue Chip VIP          Julie Abbett                       23         $10,762,131,082             0                 $0
                           Robert Wang                        42         $14,137,524,719             0                 $0
                           Jin Chen                           23         $10,762,131,082             0                 $0

DWS Global Thematic VIP    Oliver Kratz                       1           $2,281,270,704             0                 $0

DWS Government & Agency
Securities VIP             William Chepolis                   17          $9,178,307,011             0                 $0
                           Matthew F. MacDonald               17          $9,178,307,011             0                 $0

DWS High Income VIP        Gary Sullivan                      10          $6,936,429,920             0                 $0

DWS International Select
Equity VIP                 Matthias Knerr                     6           $6,368,185,002             0                 $0
                           Chris LaJaunie                     0                       $0             0                 $0

DWS Large Cap Value VIP    Thomas Schuessler                  1           $1,829,897,301             0                 $0

DWS Mid Cap Growth VIP     Robert S. Janis                    4           $1,588,182,829             0                 $0
                           Joseph Axtell                      7           $3,302,095,722             0                 $0

DWS Small Cap Growth VIP   Robert S. Janis                    4           $1,460,143,666             0                 $0
                           Joseph Axtell                      7           $3,174,056,559             0                 $0

DWS Strategic Income VIP   William Chepolis                   17          $9,274,188,321             0                 $0
                           Matthew F. MacDonald               17          $9,274,188,321             0                 $0
                           Robert Wang                        42         $14,281,811,573             0                 $0
                           Gary Sullivan                      10          $7,085,348,076             0                 $0
                           Thomas Picciochi                   9           $5,217,092,964             0                 $0

DWS Technology VIP         Kelly P. Davis                     1             $990,445,845             0                 $0

Other Pooled Investment Vehicles Managed:

                                                                                               Number of
                                                                                                Pooled
                                                                                              Investment       Total Assets
                                                        Number of                               Vehicle             of
                                                         Pooled         Total Assets of      Accounts with     Performance-
                              Name of Portfolio        Investment            Pooled          Performance-        Based Fee
Name of Portfolio                  Manager              Vehicles      Investment Vehicles      Based Fee         Accounts
-----------------                  -------              --------      -------------------      ---------         --------
DWS Balanced VIP           William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0
                           Inna Okounkova                      4           $95,045,334              0                    $0
                           Jin Chen                           15          $267,818,576              0                    $0
                           Gary Sullivan                       0                    $0              0                    $0
                           Julie VanCleave                     0                    $0              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Julie Abbett                       15          $267,818,576              0                    $0
                           Thomas Picciochi                    6          $588,157,482              4          $539,680,217
                           Thomas Schuessler                   0                    $0              0                    $0
                           Matthias Knerr                      4           $86,797,515              0                    $0
                           J. Richard Robben                   0                    $0              0                    $0
                           John Brennan                        0                    $0              0                    $0

DWS Blue Chip VIP          Julie Abbett                       15          $267,818,576              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Jin Chen                           15          $267,818,576              0                    $0

DWS Global Thematic VIP    Oliver Kratz                       21        $4,027,550,465              0                    $0

DWS Government & Agency
Securities VIP             William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0

DWS High Income VIP        Gary Sullivan                       0                    $0              0                    $0

DWS International Select
Equity VIP                 Matthias Knerr                      4           $86,797,515              0                    $0
                           Chris LaJaunie                      4           $86,797,515              0                    $0

DWS Large Cap Value VIP    Thomas Schuessler                   0                    $0              0                    $0

DWS Mid Cap Growth VIP     Robert S. Janis                     0                    $0              0                    $0
                           Joseph Axtell                       0                    $0              0                    $0

DWS Small Cap Growth VIP   Robert S. Janis                     0                    $0              0                    $0
                           Joseph Axtell                       0                    $0              0                    $0

DWS Strategic Income VIP   William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Gary Sullivan                       0                    $0              0                    $0
                           Thomas Picciochi                    6          $588,157,482              4          $539,680,217

DWS Technology VIP         Kelly P. Davis                      0                    $0              0                    $0

Other Accounts Managed:

                                                                                               Number of        Total Assets
                                                                                                 Other               of
                                                         Number                              Accounts with      Performance-
                              Name of Portfolio         of Other        Total Assets of      Performance-         Based Fee
Name of Portfolio                  Manager              Accounts         Other Accounts        Based Fee          Accounts
-----------------                  -------              --------         --------------        ---------          --------
DWS Balanced VIP           William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0
                           Inna Okounkova                      0                    $0                0                    $0
                           Jin Chen                            8          $821,248,762                0                    $0
                           Gary Sullivan                       0                    $0                0                    $0
                           Julie VanCleave                    10          $700,135,085                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Julie Abbett                        8          $821,248,762                0                    $0
                           Thomas Picciochi                   11          $862,134,197                8          $232,996,736
                           Thomas Schuessler                   2        $6,500,000,000                1        $1,200,000,000
                           Matthias Knerr                      2          $114,160,972                0                    $0
                           J. Richard Robben                   0                    $0                0                    $0
                           John Brennan                        0                    $0                0                    $0

DWS Blue Chip VIP          Julie Abbett                        8          $821,248,762                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Jin Chen                            8          $821,248,762                0                    $0

DWS Global Thematic VIP    Oliver Kratz                       13        $2,765,482,994                0                    $0

DWS Government & Agency
Securities VIP             William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0

DWS High Income VIP        Gary Sullivan                       0                    $0                0                    $0

DWS International Select
Equity VIP                 Matthias Knerr                      2          $114,160,972                0                    $0
                           Chris LaJaunie                      2          $114,160,972                0                    $0

DWS Large Cap Value VIP    Thomas Schuessler                   2        $6,500,000,000                1        $1,200,000,000

DWS Mid Cap Growth VIP     Robert S. Janis                     2          $290,461,367                0                    $0
                           Joseph Axtell                       3          $295,790,509                0                    $0

DWS Small Cap Growth VIP   Robert S. Janis                     2          $290,461,367                0                    $0
                           Joseph Axtell                       3          $295,790,509                0                    $0

DWS Strategic Income VIP   William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Gary Sullivan                       0                    $0                0                    $0
                           Thomas Picciochi                   11          $862,134,197                8          $232,996,736

DWS Technology VIP         Kelly P. Davis                      0                    $0                0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a Portfolio. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a
Portfolio and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
         In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Portfolio may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions
         (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board of
Trustees.

Compensation of Portfolio Managers of Non-affiliated Subadvised Portfolios

Remuneration of Personnel for DWS Core Fixed Income VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of
Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both Deutsche
Asset Management and Aberdeen.

DWS Davis Venture Value VIP

Kenneth Feinberg's compensation for services provided consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Davis
Selected Adviser, L.P.'s ("Davis") profits, (iii) awards of equity ("Units") in
Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by
Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.
Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to Davis consists of a base salary. Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The subadvisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms.
The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

o        Relative ranking of a portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios' performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

o        Relative performance of a portfolio's performance against the pre-determined indices for the product strategy against which a portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

o        Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

DWS Janus Growth & Income VIP

The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

The portfolio managers is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components:
fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing the
Portfolio and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc.
("JCGI") restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on the pre-tax performance of the Managed Funds. Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds'
performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted
Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed
Funds' performance is then allocated to the respective portfolio manager(s).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets
(excluding assets managed by subadvisors) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of
Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process;
and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with
JCGI's Executive Income Deferral Program.

The Portfolio's Lipper peer group for compensation purposes is Large-Cap Growth
Funds.

DWS Turner Mid Cap Growth VIP

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

Portfolio Ownership of Portfolio Managers for each Portfolio managed by a
Subadvisor. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios'
most recent fiscal year end.

                                                         Name of                      Dollar Range of
Name of Portfolio                                   Portfolio Manager             Portfolio Shares Owned
-----------------                                   -----------------             ----------------------
DWS Core Fixed Income VIP                     Gary W. Bartlett                              $0
                                              J. Christopher Gagnier                        $0
                                              Warren S. Davis, III                          $0
                                              Daniel R. Taylor                              $0
                                              Thomas J. Flaherty                            $0
                                              Timothy C. Vile                               $0
                                              William T. Lissenden                          $0

DWS Davis Venture Value VIP                   Christopher C. Davis                          $0(1)
                                              Kenneth Charles Feinberg                      $0(1)

DWS Dreman High Return Equity VIP             David N. Dreman                               $0
                                              E. Clifton Hoover, Jr.                        $0
                                              F. James Hutchinson                           $0

DWS Dreman Small Mid Cap Value VIP            David N. Dreman                               $0
                                              E. Clifton Hoover, Jr.                        $0
                                              Mark Roach                                    $0

DWS Janus Growth & Income VIP                 Marc Pinto                                    $0

DWS Turner Mid Cap Growth VIP                 Tara Hedlund                                  $0
                                              Jason Schrotberger                            $0
                                              Christopher K. McHugh                         $0

(1)      Although the portfolio managers do not have an investment in this variable annuity portfolio, the portfolio managers do hold over $1 million individually in a retail mutual fund that has the same investment strategy as the Portfolio.

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show for each Portfolio managed by a
Subadvisor, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2)
pooled investment vehicles that are not registered investment companies and (3)
other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                                                            Investment
                                                        Number of      Total Assets of        Company      Total Assets of
                                                       Registered        Registered        Accounts with     Performance-
                               Name of Portfolio       Investment        Investment        Performance-       Based Fee
Name of Portfolio                   Manager             Companies         Companies          Based Fee         Accounts
-----------------                   -------             ---------         ---------          ---------         --------
DWS Core Fixed Income VIP   Gary W. Bartlett                   8        $3,290,447,808               0                   $0
                            J. Christopher Gagnier             8        $3,290,447,808               0                   $0
                            Warren S. Davis, III               8        $3,290,447,808               0                   $0
                            Daniel R. Taylor                   8        $3,290,447,808               0                   $0
                            Thomas J. Flaherty                 8        $3,290,447,808               0                   $0
                            Timothy C. Vile                    8        $3,290,447,808               0                   $0
                            William T. Lissenden               8        $3,290,447,808               0                   $0

DWS Davis Venture Value
VIP                         Christopher C. Davis              28       $83,000,000,000               0                   $0
                            Kenneth Charles Feinberg          26       $82,600,000,000               0                   $0

DWS Dreman High Return
Equity VIP                  David N. Dreman                   21       $14,800,000,000               0                   $0
                            E. Clifton Hoover, Jr.            16       $13,500,000,000               0                   $0
                            F. James Hutchinson                8       $10,800,000,000               0                   $0

DWS Dreman Small Mid Cap
Value VIP                   David N. Dreman                   21       $15,100,000,000               0                   $0
                            E. Clifton Hoover, Jr.            16       $13,800,000,000               0                   $0
                            Mark Roach                        12        $2,870,000,000               0                   $0

DWS Janus Growth & Income
VIP                         Marc Pinto                         9        $9,776,570,221               0                   $0

DWS Turner Mid Cap Growth   Tara Hedlund                      10        $3,500,000,000               1         $103,000,000
VIP
                            Jason Schrotberger                15        $4,000,000,000               1         $103,000,000
                            Christopher K. McHugh             14        $4,900,000,000               3       $1,300,000,000

Other Pooled Investment Vehicles Managed:

                                                                                             Number of
                                                                                               Pooled
                                                                                             Investment     Total Assets
                                                        Number of       Total Assets of       Vehicle            of
                                                          Pooled            Pooled         Accounts with    Performance-
                               Name of Portfolio        Investment        Investment        Performance-     Based Fee
Name of Portfolio                   Manager              Vehicles          Vehicles          Based Fee        Accounts
-----------------                   -------              --------          --------          ---------        --------
DWS Core Fixed Income VIP   Gary W. Bartlett                9          $4,251,787,278            0                    $0
                            J. Christopher Gagnier          9          $4,251,787,278            0                    $0
                            Warren S. Davis, III            9          $4,251,787,278            0                    $0
                            Daniel R. Taylor                9          $4,251,787,278            0                    $0
                            Thomas J. Flaherty              9          $4,251,787,278            0                    $0
                            Timothy C. Vile                 9          $4,251,787,278            0                    $0
                            William T. Lissenden            9          $4,251,787,278            0                    $0

DWS Davis Venture Value     Christopher C. Davis            11         $1,200,000,000
VIP
                            Kenneth Charles Feinberg        10         $1,100,000,000

DWS Dreman High Return
Equity VIP                  David N. Dreman                 9            $414,600,000            4           $71,900,000
                            E. Clifton Hoover, Jr.          0                      $0            0                    $0
                            F. James Hutchinson             0                      $0            0                    $0

DWS Dreman Small Mid Cap
Value VIP                   David N. Dreman                 9            $414,600,000            4           $71,900,000
                            E. Clifton Hoover, Jr.          0                      $0            0                    $0
                            Mark Roach                      0                      $0            0                    $0

DWS Janus Growth & Income
VIP                         Marc Pinto                      2             $18,637,286            0                    $0

DWS Turner Mid Cap Growth
VIP                         Tara Hedlund                    20           $505,000,000            2            $4,300,000
                            Jason Schrotberger              26           $550,000,000            2            $4,300,000
                            Christopher K. McHugh           27           $636,000,000            2            $4,300,000

Other Accounts Managed:

                                                                                             Number of      Total Assets
                                                                                               Other             of
                                                        Number of                          Accounts with    Performance-
                               Name of Portfolio          Other         Total Assets of     Performance-     Based Fee
Name of Portfolio                   Manager              Accounts       Other Accounts       Based Fee        Accounts
-----------------                   -------              --------       --------------       ---------        --------
DWS Core Fixed Income VIP   Gary W. Bartlett               178          $28,378,917,155          4          $430,038,000
                            J. Christopher Gagnier         178          $28,378,917,155          4          $430,038,000
                            Warren S. Davis, III           178          $28,378,917,155          4          $430,038,000
                            Daniel R. Taylor               178          $28,378,917,155          4          $430,038,000
                            Thomas J. Flaherty             178          $28,378,917,155          4          $430,038,000
                            Timothy C. Vile                178          $28,378,917,155          4          $430,038,000
                            William T. Lissenden           178          $28,378,917,155          4          $430,038,000

DWS Davis Venture Value VIP Christopher C. Davis            32          $12,700,000,000          0                    $0
                            Kenneth Charles                                                      0                    $0
                            Feinberg                        32          $12,700,000,000

DWS Dreman High Return                                                                           0                    $0
Equity VIP                  David N. Dreman                201           $2,700,000,000
                            E. Clifton Hoover, Jr.         182           $2,600,000,000          0                    $0
                            F. James Hutchinson             0                      $0            0                    $0

DWS Dreman Small Mid Cap                                                                         0                    $0
Value VIP                   David N. Dreman                201           $2,700,000,000
                            E. Clifton Hoover, Jr.         182           $2,600,000,000          0                    $0
                            Mark Roach                      19           $108,000,000            0                    $0
DWS Janus Growth & Income
VIP                         Marc Pinto                     28              $547,053,331          1          $247,834,267

DWS Turner Mid Cap Growth
VIP                         Tara Hedlund                   16              $915,000,000          1          $126,000,000
                            Jason Schrotberger             55            $3,300,000,000          4          $263,000,000
                            Christopher K. McHugh          23            $2,700,000,000          2          $161,000,000

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Potential Conflicts of Interest for Subadvised Portfolios' Managers

DWS Core Fixed Income VIP

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio's portfolio management team.
         Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.
Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

DWS Davis Venture Value VIP

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers'
focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts
(such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals),
Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases,
Davis may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of Davis or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Janus Growth & Income VIP

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadvisor, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the
Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the
Portfolio. However, Janus Capital believes that these conflicts may be mitigated, to a certain extent, by the fact that accounts with similar investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern the allocation of securities among various Janus accounts.

DWS Turner Mid Cap Growth VIP

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering ("IPO"), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading related to the side by side management of accounts with performance-based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                   DISTRIBUTOR

DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South
Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DIMA, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan")
that provides for fees payable as an expense of the Class B shares. Under the
Plan, the Fund may make quarterly payments as reimbursement to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class
B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of
Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any
Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the
Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting
Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year ended December 31, 2007 the distribution fees paid were as follows:

                                                     Total Fees for                                  Unpaid at
Portfolio                                             Fiscal 2007          Fees Waived           December 31, 2007
---------                                             -----------          -----------           -----------------
DWS Balanced VIP                                        $38,042              $0                           $1,423
DWS Blue Chip VIP                                       $58,995              $0                           $2,225
DWS Core Fixed Income VIP                              $189,948              $0                          $14,316
DWS Davis Venture Value VIP                            $106,162              $0                           $4,357
DWS Dreman High Return Equity VIP                      $224,891              $0                           $7,211
DWS Dreman Small Mid Cap Value VIP                     $129,482              $0                           $6,434
DWS Global Thematic VIP                                 $38,519              $0                           $1,954
DWS Government & Agency Securities VIP                  $38,854              $0                           $1,180
DWS High Income VIP                                     $63,359              $0                           $1,923
DWS International Select Equity VIP                     $87,237              $0                           $2,827
DWS Janus Growth & Income VIP                           $34,879              $0                             $875
DWS Large Cap Value VIP                                 $46,834              $0                           $1,509
DWS Mid Cap Growth VIP                                  $10,285              $0                             $441
DWS Money Market VIP                                    $88,694              $0                           $4,890
DWS Small Cap Growth VIP                                $43,093              $0                           $1,302
DWS Strategic Income VIP                                $36,164              $0                           $1,205
DWS Technology VIP                                      $17,126              $0                             $725
DWS Turner Mid Cap Growth VIP                           $30,511              $0                             $993

In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as FINRA) announced final agreements in which
Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset
Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance
Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of
Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a
Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"),
811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Portfolio's transfer agent, dividend-paying agent and shareholder service agent.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account
(as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund.
Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Fees paid to DWS-SISC for the period ended December
31, 2007 are set forth below:

Portfolio                                        Fiscal Year 2007               Waived
---------                                        ----------------               ------
DWS Balanced VIP A                                      $453                      $453
DWS Balanced VIP B                                      $160                       N/A
DWS Blue Chip VIP A                                     $348                       N/A
DWS Blue Chip VIP B                                     $102                       N/A
DWS Core Fixed Income VIP A                             $206                       N/A
DWS Core Fixed Income VIP B                             $162                       N/A
DWS Davis Venture Value VIP A                           $184                      $184
DWS Davis Venture Value VIP B                           $102                       N/A
DWS Dreman High Return Equity VIP A                     $682                       N/A
DWS Dreman High Return Equity VIP B                     $313                      $313
DWS Dreman Small Cap Value VIP A                        $712                       N/A
DWS Dreman Small Cap Value VIP B                        $301                       N/A
DWS Global Thematic VIP A                               $313                      $313
DWS Global Thematic VIP B                               $153                      $153
DWS Government & Agency VIP A                           $918                      $918
DWS Government & Agency VIP B                            $96                       N/A
DWS High Income VIP A                                   $375                       N/A
DWS High Income VIP B                                   $173                       N/A
DWS International Select Equity VIP A                   $247                       N/A
DWS International Select Equity VIP B                   $104                       N/A
DWS Janus Growth & Income VIP A                         $128                       N/A
DWS Janus Growth & Income VIP B                          $86                       N/A
DWS Large Cap Value VIP A                               $332                       N/A
DWS Large Cap Value VIP B                               $146                       N/A
DWS Mid Cap Growth VIP A                                $237                      $237
DWS Mid Cap Growth VIP B                                $102                      $102
DWS Money Market VIP A                                  $690                      $690
DWS Money Market VIP B                                   $87                       $87
DWS Small Cap Growth VIP A                              $365                      $365
DWS Small Cap Growth VIP B                              $118                      $118
DWS Strategic Income VIP A                              $225                       N/A
DWS Strategic Income VIP B                               $89                       N/A
DWS Technology VIP A                                    $258                       N/A
DWS Technology VIP B                                    $232                       N/A
DWS Turner Mid Cap Growth VIP A                         $104                       N/A
DWS Turner Mid Cap Growth VIP B                          $86                       N/A

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by
DWS-SISC, not by the Portfolios.

Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston,
Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the DWS International Select Equity VIP and DWS
Global Thematic VIP). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of DWS International Select Equity VIP and DWS Global
Thematic VIP. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

SSB has entered into agreements with foreign subcustodians approved by the
Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of DIMA, as subcustodian ("DB Subcustodian") in certain countries.
To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB
Subcustodian as part of a larger omnibus account in the name of SSB (the
"Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and
(2) transaction charges with respect to transactions that occur within the
Omnibus Account.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in the Portfolios'
prospectuses and the financial statements of the Portfolios incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA
02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder Price P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

Prior to May 1, 2008 (April 11, 2007 for DWS Large Cap Value VIP), DWS Scudder
Fund Accounting Corp. ("DWS-SFAC"), Two International Place, Boston,
Massachusetts, 02210-4103, a subsidiary of DIMA, was responsible for determining the daily net asset value per share and maintaining the Portfolios and general accounting records of each Portfolio. DWS-SFAC received no fee for its services to each Portfolio, other than the Portfolios noted below.

For the fiscal years ended December 31, noted below, DWS-SFAC received a fee for its services from certain Portfolios as follows:

Portfolio                                               Fiscal 2007     Fiscal 2006    Fiscal 2005
---------                                               -----------     -----------    -----------
DWS Davis Venture Value VIP                                   $95,992         $94,006         $85,936
DWS Dreman High Return Equity VIP                            $141,319        $153,345        $131,840
DWS Global Thematic VIP                                      $242,233        $175,325        $111,026
DWS Janus Growth & Income VIP                                 $81,055         $69,130         $70,775
DWS Mid Cap Growth VIP                                        $60,283         $59,257         $62,902
DWS Technology VIP                                            $59,280         $66,562         $78,641
DWS Turner Mid Cap Growth VIP                                 $81,746         $94,442         $94,542

Pursuant to a sub-administration and sub-accounting agreement among the Advisor,
DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to
SSB under each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund may, on behalf of a Portfolio, suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Market timing policies and procedures. Short-term and excessive trading of portfolio shares may present risks to a portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio discourages short-term and excessive trading. Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to its policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio
(excluding the money market portfolio) over a rolling 12-month period.
Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolios' policy, may permit certain transactions not permitted by the portfolios' policies, or prohibit transactions not subject to the portfolios'
policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How each portfolio calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity.
However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the
Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each
Portfolio on preferred or recommended sales lists, mutual fund "supermarket"
platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10%
to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase
Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Portfolios will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends for DWS Money Market VIP. DWS Money Market VIP's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except DWS Money Market VIP. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Code in order to avoid federal income taxation of the Portfolio on income and gains distributed to shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance and annuity contracts.
The prospectus that describes a particular variable insurance or annuity contract should discuss the taxation of separate accounts and the owner of the particular variable insurance or annuity contract. Potential insurance and annuity contract holders should review such prospectus.

Each Portfolio intends to comply with the requirements of Section 817(h) of the
Code and related regulations. Section 817(h) and the regulations issued by the
Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M of the Code and the 1940 Act. A failure to meet the requirements of
Section 817(h) could result in federal income taxation of the insurance company offering the variable insurance or annuity contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

If owners of a variable insurance or annuity contract possess sufficient incidents of ownership, they may be considered for federal income tax purposes the owners of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account's assets for a taxable year would be included in the owner's gross income for the current taxable year.

The preceding is a brief summary of certain of the relevant federal income tax considerations applicable to an investment in the Portfolios. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

For all Portfolios (other than the DWS Money Market VIP). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the
New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price"
or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.

For DWS Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the
New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

DWS Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the
Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           128
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               132
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               128
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           128
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           128
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         128
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             128
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            128
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               128
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------
Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  280 Park Avenue, New York, New York 10017.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President

 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Portfolios and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C.
Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox
and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance Committee of the Portfolios'
Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Portfolios'
financial arrangements with DIMA and its affiliates, and (b) the Portfolios'
expense ratios. The members of the Contract Committee are Robert H. Wadsworth
(Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring,
William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the
Contract Review Committee of the Portfolios' Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team).
The members of the Equity Oversight Committee are John W. Ballantine (Chair),
William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J.
Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity
Oversight Committee of the Portfolios' Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie
Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During
the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios'
Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The
Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of
Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee
has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice
Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N.
Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss
(Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman
(Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr.
(Alternate). During the calendar year 2007, the Operations Committee and
Valuation Committee performed similar functions and each held six (6) meetings and eight (8) meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the
Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the
Portfolios, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the
Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007.
Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                                Aggregate
                                                           Aggregate           Compensation           Aggregate
                                     Aggregate           Compensation            from DWS            Compensation
                                   Compensation          from DWS Blue         Conservative         from DWS Core
  Name of Board Member         from DWS Balanced VIP       Chip VIP           Allocation VIP          Fixed VIP
  --------------------         ---------------------       --------           --------------          ---------
  John W. Ballantine                  $4,300               $3,480                $1,890                $3,610
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $5,300               $4,286                $2,355                $4,473
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $4,100             $3,320                $1,810                $3,450
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $4,100               $3,320                $1,810                $3,450

                                                          Aggregate            Aggregate
                                     Aggregate           Compensation          Compensation           Aggregate
                                   Compensation         from DWS Dreman      from DWS Dreman         Compensation
                                  from DWS Davis          High Return         Small Mid Cap        from DWS Global
  Name of Board Member           Venture Value VIP        Equity VIP            Value VIP            Thematic VIP
  --------------------           -----------------        ----------            ---------            ------------
  John W. Ballantine                   $3,720               $5,260                $4,350                $2,770
  Henry P. Becton, Jr.(2)                  $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))              $0                   $0                    $0                    $0
  Keith R. Fox((2))                        $0                   $0                    $0                    $0
  Paul K. Freeman(4)                   $4,593               $6,474                $5,344                $3,409
  Kenneth C. Froewiss(2)                   $0                   $0                    $0                    $0
  Richard J. Herring(2)                    $0                   $0                    $0                    $0
  William McClayton(5)                 $3,550               $5,010                $4,150                $2,630
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $3,550               $5,010                $4,150                $2,630

                                                                                                      Aggregate
                                     Aggregate             Aggregate            Aggregate            Compensation
                                   Compensation          Compensation          Compensation            from DWS
                                from DWS Government     from DWS Growth       from DWS High         International
  Name of Board Member             & Agency VIP         Allocation VIP          Income VIP        Select Equity VIP
  --------------------             ------------         --------------          ----------        -----------------
  John W. Ballantine                  $3,050               $2,960                $3,510                $3,240
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $3,764               $3,650                $4,302                $3,991
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $2,900               $2,820                $3,350                $3,090
  Rebecca W. Rimel(2)                     $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)               $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))             $0                   $0                    $0                    $0
  Robert H. Wadsworth                 $2,900               $2,820                $3,350                $3,090

                                     Aggregate
                                   Compensation            Aggregate            Aggregate             Aggregate
                                  from DWS Janus         Compensation          Compensation          Compensation
                                     Growth &           from DWS Large      from DWS Mid Cap      from DWS Moderate
  Name of Board Member              Income VIP           Cap Value VIP          Growth VIP          Allocation VIP
  --------------------              ----------           -------------          ----------          --------------
  John W. Ballantine                   $2,950               $3,350                $1,910                $2,800
  Henry P. Becton, Jr.(2)                  $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))              $0                   $0                    $0                    $0
  Keith R. Fox((2))                        $0                   $0                    $0                    $0
  Paul K. Freeman(4)                   $3,628               $4,118                $2,351                $3,463
  Kenneth C. Froewiss(2)                   $0                   $0                    $0                    $0
  Richard J. Herring(2)                    $0                   $0                    $0                    $0
  William McClayton(5)                 $2,810               $3,190                $1,830                $2,670
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $2,810               $3,190                $1,830                $2,670

                                                                                Aggregate
                                     Aggregate             Aggregate           Compensation           Aggregate
                                   Compensation          Compensation            from DWS            Compensation
                                  from DWS Money        from DWS Small          Strategic              from DWS
  Name of Board Member              Market VIP          Cap Growth VIP          Income VIP          Technology VIP
  --------------------              ----------          --------------          ----------          --------------
  John W. Ballantine                  $3,560               $3,070                $2,330                $2,750
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $4,403               $3,784                $2,885                $3,391
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $3,390               $2,910                $2,230                $2,630
  Rebecca W. Rimel(2)                     $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)               $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))             $0                   $0                    $0                    $0
  Robert H. Wadsworth                 $3,390               $2,910                $2,230                $2,630

                               Aggregate Compensation     Total Compensation
                                from DWS Turner Mid          from Fund and
  Name of Board Member             Cap Growth VIP         DWS Fund Complex(1)
  --------------------             --------------         -------------------
  John W. Ballantine                   $2,530                       $215,000
  Henry P. Becton, Jr.(2)                  $0                       $200,000
  Dawn-Marie Driscoll(2)((3))              $0                       $253,000
  Keith R. Fox((2))                        $0                       $203,000
  Paul K. Freeman(4)                   $3,136                       $265,000
  Kenneth C. Froewiss(2)                   $0                       $200,000
  Richard J. Herring(2)                    $0                       $195,000
  William McClayton(5)                 $2,410                       $205,000
  Rebecca W. Rimel(2)                      $0                       $194,000
  William N. Searcy, Jr.(2)                $0                       $200,000
  Jean Gleason Stromberg((2))              $0                       $189,000
  Robert H. Wadsworth                  $2,410                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December
31, 2007. As only certain participating insurance companies are shareholders of the Portfolios, the Trustees do not own any shares in such Portfolios, nor are they contract owners of the participating insurance companies.

                                                                                 Aggregate Dollar Range of
                                           Dollar Range of Beneficial       Ownership in all Funds Overseen by
                                                    Ownership                          Board Member
Board Member                                in DWS Variable Series II          in the DWS Fund Complex(1)
------------                                -------------------------          --------------------------
Independent Board Member:

John W. Ballantine                                    None                                Over $100,000
Henry P. Becton, Jr.                                  None                                Over $100,000
Dawn-Marie Driscoll                                   None                                Over $100,000
Keith R. Fox                                          None                                Over $100,000
Paul K. Freeman                                       None                                Over $100,000
Kenneth C. Froewiss                                   None                                Over $100,000
Richard J. Herring                                    None                                Over $100,000
William McClayton                                     None                                Over $100,000
Rebecca W. Rimel                                      None                                Over $100,000
William N. Searcy, Jr.                                None                                Over $100,000
Jean Gleason Stromberg                                None                                Over $100,000
Robert H. Wadsworth                                   None                                Over $100,000

Interested Board Member:

Axel Schwarzer                                        None                                Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the
Portfolios (including Deutsche Bank AG).

                                                                                   Value of
                                   Owner and                                     Securities on    Percent of Class
Independent                     Relationship to                     Title of     an Aggregate     on an Aggregate
Board Member                      Board Member         Company        Class          Basis             Basis
------------                      ------------         -------        -----          -----             -----
John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Balanced VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
KEMPER INVESTORS LIFE                                        8,347,214.80                   39.74% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

ALLMERICA LIFE SVSII                                         5,077,569.48                   24.18% of Class A
TOPEKA KS  66636-0001

ZURICH DESTINATIONS FARMERS SVSII                            3,689,641.33                   17.57% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

SYMETRA LIFE INSURANCE CO                                    1,375,602.07                   6.55% of Class A
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA  98004-5130

CHARTER NAT LIFE INS CO-HORIZON                              1,288,036.01                   6.13% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE INSURANCE CO OF CT                                    151,194.89                    52.01% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               136,471.48                    46.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Blue Chip VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            11,549,864.57                  60.82% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         6,213,962.92                   32.72% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    480,561.96                    54.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               380,155.73                    43.15% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Core Fixed Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            7,439,802.39                   42.57% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         5,495,951.86                   31.45% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        1,857,283.75                   10.63% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

STATE STREET BANK & TR CUST FBO                              1,083,000.19                    6.2% of Class A
DWS MODERATE ALLOCATION VIP
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

THE MANUFACTURES LIFE INS CO (USA)                           4,618,034.46                   77.5% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                               704,720.90                    11.83% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    624,283.73                    10.48% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Davis Venture Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            17,631,195.12                  76.89% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,627,999.35                   20.18% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               899,009.35                    53.38% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    749,296.11                    44.49% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Dreman High Return Equity VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            42,951,564.98                  66.23% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         15,840,196.70                  24.42% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                   1,511,995.40                   50.5% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                              1,153,402.26                   38.52% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Dreman Small Mid Cap Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            20,856,424.36                  56.55% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         8,279,766.80                   22.45% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        4,221,923.62                   11.45% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

NATIONAL LIFE INS CO                                          742,282.15                    23.13% of Class B
SENTINEL ADVANTAGE (VA)
MONTPELIER VT  05604-0001

METLIFE LIFE & ANNUITY CO OF CT                               732,065.03                    22.81% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    667,670.11                    20.81% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

NATIONWIDE INSURANCE CO                                       417,911.97                    13.02% of Class B
NWPP
IPO PORTFOLIO ACCOUNTING
COLUMBUS OH  43218-2029

NATIONAL LIFE INS CO                                          306,282.09                    9.54% of Class B
VARITRAK (VUL)
MONTPELIER VT  05604-0001

NATIONWIDE INSURANCE CO                                       188,918.87                    5.89% of Class B
NWVL14
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH  43218-2029

DWS Global Thematic VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            9,328,056.89                   70.79% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,524,958.53                   26.75% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               418,123.16                    51.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    393,082.91                    48.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Government & Agency Securities VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            7,465,247.00                   41.49% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         6,934,794.92                   38.55% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,293,820.46                   12.75% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               315,442.94                    50.91% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    281,623.05                    45.45% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS High Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            11,611,064.46                  33.55% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         11,540,013.96                  33.35% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        9,076,519.61                   26.23% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    696,110.75                    51.31% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               622,509.30                    45.89% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS International Select Equity VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            10,001,757.66                  53.5% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,517,121.92                   24.16% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        4,005,966.97                   21.43% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               643,948.93                    53.36% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    545,895.31                    45.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Janus Growth & Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            10,272,138.86                   73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,649,526.49                   25.94% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               208,046.65                    52.14% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    189,266.35                    47.44% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Large Cap Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            6,822,921.26                   43.9% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,562,365.13                   29.35% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,553,196.51                   16.43% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               300,677.11                    56.15% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    226,817.95                    42.36% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Mid Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            2,321,201.58                   68.37% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         1,018,937.23                   30.01% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                                69,169.74                    50.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                     64,223.79                    46.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Money Market VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                           155,832,856.03                  41.73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         80,719,533.71                  21.62% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        46,568,740.85                  12.47% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              21,973,275.28                  5.88% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE LIFE & ANNUITY CO OF CT                              6,139,105.16                   53.22% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                   5,368,616.58                   46.54% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Small Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            5,470,055.31                   49.64% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,507,179.02                   22.75% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,219,937.17                   20.15% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               245,859.17                    54.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    207,304.19                    45.58% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Strategic Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            6,128,786.76                   65.35% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,017,159.16                   32.17% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    472,174.99                    58.1% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               335,554.82                    41.29% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Technology VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            8,470,948.56                   63.36% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,156,417.85                   31.09% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               156,666.26                    50.91% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    127,801.93                    41.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

GE CAPITAL LIFE ASSURANCE CO                                   19,316.27                    6.28% of Class B
OF NEW YORK
RICHMOND VA  23230-1702

DWS Turner Mid Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            10,622,246.64                  83.79% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,005,314.96                   15.82% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               267,605.89                    50.22% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    263,119.05                    49.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the
Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on
January 22, 1987. On February 6, 2006 the Fund changed its name from "Scudder
Variable Series II" to "DWS Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each
Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the
Fund's 2007 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the
Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the
Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"),
however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the
1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of
Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the
Fund or the shareholders, to the same extent as the stockholders of a
Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that
Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the
Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the
Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

DWS Balanced VIP - Class A                                             23338H685
DWS Balanced VIP - Class B                                             23338H677
DWS Blue Chip VIP - Class A                                            23338H305
DWS Blue Chip VIP - Class B                                            23338H404
DWS Core Fixed Income VIP - Class A                                    23338H826
DWS Core Fixed Income VIP - Class B                                    23338H818
DWS Davis Venture Value VIP - Class A                                  23338H537
DWS Davis Venture Value VIP - Class B                                  23338H529
DWS Dreman High Return Equity VIP - Class A                            23338H628
DWS Dreman High Return Equity VIP - Class B                            23338H610
DWS Dreman Small Mid Cap Value VIP - Class A                           23338H750
DWS Dreman Small Mid Cap Value VIP - Class B                           23338H743
DWS Global Thematic VIP - Class A                                      23338H701
DWS Global Thematic VIP - Class B                                      23338H800
DWS Government & Agency Securities VIP - Class A                       23338H883
DWS Government & Agency Securities VIP - Class B                       23338H875
DWS High Income VIP - Class A                                          23338H867
DWS High Income VIP - Class B                                          23338H859
DWS International Select Equity VIP - Class A                          23338H842
DWS International Select Equity VIP - Class B                          23338H834
DWS Janus Growth & Income VIP - Class A                                23338H594
DWS Janus Growth & Income VIP - Class B                                23338H586
DWS Large Cap Value VIP - Class A                                      23338H503
DWS Large Cap Value VIP - Class B                                      23338H602
DWS Mid Cap Growth VIP - Class A                                       23338H107
DWS Mid Cap Growth VIP - Class B                                       23338H206
DWS Money Market VIP - Class A                                         23338H792
DWS Money Market VIP - Class B                                         23338H784
DWS Small Cap Growth VIP - Class A                                     23338H776
DWS Small Cap Growth VIP - Class B                                     23338H768
DWS Strategic Income VIP - Class A                                     23338H735
DWS Strategic Income VIP - Class B                                     23338H727
DWS Technology VIP - Class A                                           23338H719
DWS Technology VIP - Class B                                           23338H693
DWS Turner Mid Cap Growth VIP - Class A                                23338H578
DWS Turner Mid Cap Growth VIP - Class B                                23338H560

Each series of DWS Variable Series II has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the
SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each
Portfolio, as applicable, together with the Report of Independent Registered
Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31,
2007 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract prospectus.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o        Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.
</pre>

December 31, 2008

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP DWS Growth & Income VIP DWS Capital Growth VIP DWS Global Opportunities VIP DWS International VIP DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

3 DWS Bond VIP

23 DWS Growth & Income VIP

38 DWS Capital Growth VIP

51 DWS Global Opportunities VIP

65 DWS International VIP

77 DWS Health Care VIP

88 Notes to Financial Statements

97 Report of Independent Registered Public Accounting Firm

98 Tax Information

99 Proxy Voting

100 Investment Management Agreement Approval

114 Summary of Management Fee Evaluation by Independent Fee Consultant

117 Summary of Administrative Fee Evaluation by Independent Fee Consultant

118 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2008

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.57% for Class A shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Barclays Capital US Aggregate Index

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,323	$9,080	$9,817	$12,858
	Average annual total return	-16.77%	-3.17%	-.37%	2.55%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$17,297
	Average annual total return	5.24%	5.51%	4.65%	5.63%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 846.20
Expenses Paid per $1,000*	$ 2.78
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.12
Expenses Paid per $1,000*	$ 3.05
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A
DWS Variable Series I — DWS Bond VIP	.60%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Bond VIP

Entering the year, banks were pulling back financing from the markets as they were forced to come to terms with losses related to the subprime mortgage crisis that had emerged in the summer of 2007. As 2008 progressed, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was a further tightening of credit that caused global economic growth to pull back sharply during the fourth quarter. Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market. Emerging-market and high-yield corporate bonds underperformed the broader bond market by a wide margin for the year. As investor risk aversion peaked in October and November, even AAA-rated mortgage-backed issues experienced a collapse in demand.1

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of -16.77% (Class A shares, unadjusted for contract charges) compared with the 5.24% return of its benchmark, the Barclays Capital US Aggregate Index.

The Portfolio's focus on fixed-income sectors that trade at a yield spread to Treasuries detracted from performance for the period, driven by the unprecedented flight to quality that boosted Treasuries.2 The Portfolio's high-yield corporate and emerging-market holdings fell significantly, although its relatively defensive positioning helped to limit the downside impact to some degree. Within the domestic portion of the Portfolio, commercial mortgage-backed securities and non-agency residential mortgage-backed securities suffered historically poor performance, especially late in the year. Late in the period, the Portfolio's exposure to high-yield corporate bonds was trimmed as we upgraded the Portfolio's quality profile.

Effective December 1, 2008, Deutsche Investment Management Americas Inc. (the "Advisor") assumed all advisory responsibilities for the portfolio that were previously delegated to the Portfolio's subadvisor and sub-subadvisor. The following portfolio managers handle the day-to-day management of the fund's investment portfolio.

Kenneth R. Bowling, CFA Jamie Guenther, CFA	John Brennan Bruce Harley, CFA, CEBS	J. Richard Robben, CFA David Vignolo, CFA	J. Kevin Horsley, CFA, CPA Stephen Willer, CFA

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Bond VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Corporate Bonds	24%	19%
Commercial and Non-Agency Mortgage-Backed Securities	22%	35%
Mortgage-Backed Securities Pass-Throughs	20%	15%
Government & Agency Obligations	12%	17%
Collateralized Mortgage Obligations	8%	4%
Cash Equivalents	6%	2%
Municipal Bonds and Notes	5%	2%
Preferred Securities	2%	5%
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

US Government & Treasury Obligations	29%	36%
AAA*	26%	35%
AA	8%	3%
A	8%	7%
BBB	15%	13%
BB or Below	3%	6%
Not Rated	11%	—
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	10%	3%
1-4.99 years	47%	45%
5-9.99 years	27%	41%
10-14.99 years	7%	1%
15+ years	9%	10%
	100%	100%
* Category includes cash equivalents

Weighted average effective maturity: 7.43 and 6.99 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 9. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 24.1%
Consumer Discretionary 3.0%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	590,000	602,333
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022 (b)	235,000	263,284
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	168,000	202,724
Comcast Corp., 6.4%, 5/15/2038	55,000	54,871
D.R. Horton, Inc., 5.375%, 6/15/2012	76,000	56,050
Grupo Televisa SA, 6.0%, 5/15/2018	500,000	420,450
Omnicom Group, Inc., Zero Coupon, 7/31/2032	405,000	386,269
TCI Communications, Inc., 8.75%, 8/1/2015	511,000	543,938
Time Warner Cable, Inc.:
6.75%, 7/1/2018	445,000	428,448
7.3%, 7/1/2038	40,000	41,555
Time Warner, Inc.:
7.625%, 4/15/2031	350,000	343,984
7.7%, 5/1/2032	305,000	305,376
Viacom, Inc.:
5.75%, 4/30/2011	458,000	415,950
6.25%, 4/30/2016	775,000	642,392
		4,707,624
Consumer Staples 1.4%
CVS Caremark Corp.:
6.25%, 6/1/2027	332,000	308,694
6.302%, 6/1/2037	1,050,000	535,500
Delhaize America, Inc., 9.0%, 4/15/2031	400,000	404,528
Kroger Co., 6.8%, 4/1/2011	505,000	521,418
Miller Brewing Co., 144A, 5.5%, 8/15/2013	425,000	396,264
		2,166,404
Energy 2.6%
Baker Hughes, Inc., 7.5%, 11/15/2018	420,000	465,636
Enbridge Energy Partners LP, 8.05%, 10/1/2037	61,000	29,697
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	680,000	576,937
8.375%, 8/1/2066	82,000	45,100
EOG Co. of Canada, 144A, 7.0%, 12/1/2011	850,000	873,475
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	510,000	412,461
Petro-Canada, 6.8%, 5/15/2038	545,000	411,276
Southern Union Co., 7.2%, 11/1/2066	190,000	65,550
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	185,000	157,351
6.5%, 8/15/2018	420,000	412,046
Transocean Ltd., Series C, 1.5%, 12/15/2037	415,000	319,550
Transocean, Inc., 6.8%, 3/15/2038	280,000	249,745
		4,018,824
	Principal Amount ($)(a)	Value ($)

Financials 9.3%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	475,000	338,581
American Express Credit Corp., Series C, 7.3%, 8/20/2013 (b)	155,000	158,657
American International Group, Inc., 144A, 8.175%, 5/15/2058	170,000	66,134
ANZ National International Ltd., 144A, 6.2%, 7/19/2013	400,000	387,024
Banco Mercantil del Norte SA, 144A, 6.862%, 10/13/2021	362,000	217,200
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012 (b)	654,000	663,985
Berkshire Hathaway Finance Corp., 4.6%, 5/15/2013	515,000	514,990
BP Capital Markets PLC, 5.25%, 11/7/2013	735,000	767,293
Discover Financial Services, 2.629%*, 6/11/2010	515,000	440,972
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	340,000	284,420
144A, 8.0%, 1/15/2011	330,000	309,569
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011	99,000	91,610
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	213,391
FPL Group Capital, Inc.:
6.65%, 6/15/2067	360,000	187,200
Series D, 7.3%, 9/1/2067	20,000	11,200
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	330,000	147,541
HBOS PLC, 144A, 6.75%, 5/21/2018	175,000	154,017
John Deere Capital Corp., Series D, 2.875%, 6/19/2012 (b)	3,000,000	3,085,473
JPMorgan Chase & Co., 5.125%, 9/15/2014	435,000	421,549
Merrill Lynch & Co., Inc.:
6.875%, 4/25/2018	245,000	256,276
7.75%, 5/14/2038	455,000	501,265
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	565,000	526,444
Morgan Stanley, Series F, 6.0%, 4/28/2015	955,000	823,907
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	435,000	419,257
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	630,000	737,357
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	465,665
NYSE Euronext, 4.8%, 6/28/2013	455,000	441,329
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	2,685,435	32,540
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	425,000	425,895
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	345,000	286,940
	Principal Amount ($)(a)	Value ($)

UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	245,000	212,453
US Bancorp., 0.704%*, 12/11/2035	255,000	232,688
Wells Fargo & Co., 5.25%, 10/23/2012	210,000	213,892
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	585,000	350,024
		14,386,738
Health Care 0.9%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	21,000	10,710
Medco Health Solutions, Inc.:
6.125%, 3/15/2013	725,000	676,065
7.125%, 3/15/2018	715,000	660,727
		1,347,502
Industrials 0.6%
Allied Waste North America, Inc., 7.875%, 4/15/2013	193,000	183,350
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	196,587	157,761
Northwest Pipelines Corp., 5.95%, 4/15/2017 (b)	450,000	394,875
Overseas Shipholding Group, Inc., 7.5%, 2/15/2024	58,000	38,570
Toll Corp., 8.25%, 12/1/2011 (b)	83,000	75,530
		850,086
Information Technology 0.9%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	114,000	82,771
International Business Machines Corp., 6.5%, 10/15/2013	200,000	219,247
Tyco Electronics Group SA, 6.0%, 10/1/2012	695,000	626,962
Xerox Corp.:
6.35%, 5/15/2018	415,000	324,569
7.2%, 4/1/2016 (b)	175,000	130,660
		1,384,209
Materials 0.1%
Pliant Corp., 11.85%, 6/15/2009 (PIK)	7	4
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	85,000	63,456
The Mosaic Co., 144A, 7.375%, 12/1/2014	157,000	128,740
		192,200
Telecommunication Services 1.8%
AT&T, Inc., 6.7%, 11/15/2013 (b)	790,000	836,864
Cellco Partnership:
144A, 7.375%, 11/15/2013	295,000	311,249
144A, 8.5%, 11/15/2018	370,000	433,520
Telecom Italia Capital:
6.2%, 7/18/2011	175,000	155,313
7.721%, 6/4/2038 (b)	310,000	254,587
Verizon Communications, Inc.:
5.25%, 4/15/2013 (b)	105,000	105,402
8.75%, 11/1/2018	595,000	698,067
		2,795,002
Utilities 3.5%
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	260,000	213,975
CenterPoint Energy Resources Corp., 7.75%, 2/15/2011 (b)	500,000	478,575
	Principal Amount ($)(a)	Value ($)

CMS Energy Corp., 8.5%, 4/15/2011	17,000	16,742
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	550,000	536,046
6.95%, 7/15/2018	310,000	293,500
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	330,000	148,500
7.5%, 6/30/2066	935,000	467,500
Energy Future Competitive Holdings Corp., 7.48%, 1/1/2017	339,527	199,611
Integrys Energy Group, Inc., 6.11%, 12/1/2066	580,000	278,400
Intergen NV, 144A, 9.0%, 6/30/2017	75,000	61,500
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	100,000	55,030
New York State Electric & Gas Corp., 144A, 6.15%, 12/15/2017	1,055,000	960,151
Orion Power Holdings, Inc., 12.0%, 5/1/2010	120,000	120,000
PNM Resources, Inc., 9.25%, 5/15/2015	99,000	78,705
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	830,000	365,200
Regency Energy Partners LP, 8.375%, 12/15/2013	176,000	120,560
Union Electric Co., 6.7%, 2/1/2019	645,000	587,712
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	955,000	472,725
		5,454,432
Total Corporate Bonds (Cost $42,540,818)		37,303,021

Asset-Backed 0.9%
Automobile Receivables 0.3%
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013	500,000	436,736
Credit Card Receivables 0.5%
Household Credit Card Master Note Trust I, "A", Series 2007-1, 1.245%*, 4/15/2013	1,214,000	763,094
Home Equity Loans 0.1%
First Franklin Mortgage Loan Asset-Backed Certificates, "A2A", Series 2007-FFC, 0.621%*, 6/25/2027	724,280	247,171
Total Asset-Backed (Cost $2,044,101)		1,447,001

Mortgage-Backed Securities Pass-Throughs 19.9%
Federal Home Loan Mortgage Corp.:
5.305%*, 6/1/2035	819,092	829,021
5.5%, with various maturities from 10/1/2023 until 8/1/2024	696,646	715,422
5.518%*, 2/1/2038	962,067	972,746
6.5%, 3/1/2026	1,261,082	1,329,313
7.0%, 1/1/2038	400,870	417,390
Federal National Mortgage Association:
4.5%, 6/1/2034	942,222	957,496
5.0%, with various maturities from 2/1/2021 until 5/1/2034	2,696,107	2,766,544
	Principal Amount ($)(a)	Value ($)

5.166%*, 9/1/2038	881,106	893,001
5.458%*, 1/1/2038	1,080,059	1,103,891
5.5%, with various maturities from 1/1/2025 until 7/1/2037	14,265,130	14,608,005
6.0%, with various maturities from 4/1/2024 until 3/1/2025	1,287,328	1,335,000
6.5%, with various maturities from 3/1/2017 until 1/1/2038	4,692,261	4,883,148
8.0%, 9/1/2015	27,461	29,161
Total Mortgage-Backed Securities Pass-Throughs (Cost $29,878,224)		30,840,138

Commercial and Non-Agency Mortgage-Backed Securities 21.7%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.414%*, 1/25/2036	820,000	397,062
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	990,124	821,632
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-3, 5.658%*, 6/10/2049	1,085,000	793,540
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,095,000	913,932
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	1,681,536	1,066,877
"3A1", Series 2007-5, 5.98%*, 8/25/2047	1,514,696	877,432
Bear Stearns Commercial Mortgage Securities, "AAB", Series 2007-PW16, 5.712%*, 6/11/2040	1,200,000	860,543
Chase Mortgage Finance Corp., "3A1", Series 2007-A3, 5.98%*, 12/25/2037	844,049	547,737
Citigroup Mortgage Loan Trust, Inc., "2A1A", Series 2007-AR8, 5.912%*, 7/25/2037	648,531	382,525
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD4, 5.322%, 12/11/2049	1,460,000	1,019,221
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	251,106	219,831
"A1", Series 2004-1T1, 5.0%, 2/25/2034	278,089	234,253
"A2", Series 2002-18, 5.25%, 2/25/2033	577,033	503,326
"A2", Series 2003-21T1, 5.25%, 12/25/2033	481,789	420,871
"A2", Series 2004-1T1, 5.5%, 2/25/2034	184,689	157,015
Countrywide Home Loans:
"A1", Series 2005-29, 5.75%, 12/25/2035	1,139,228	830,925
"A2", Series 2006-1, 6.0%, 3/25/2036	824,918	552,180
Credit Suisse Mortgage Capital Certificates, Inc.:
"3A1", Series 2006-9, 6.0%, 11/25/2036	1,250,046	661,743
	Principal Amount ($)(a)	Value ($)

"3A19", Series 2007-5, 6.0%, 8/25/2037	1,044,058	845,035
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	209,125	161,067
GMAC Mortgage Corp. Loan Trust, "A1", Series 2006-J1, 5.75%, 4/25/2036	1,005,635	710,288
Greenwich Capital Commercial Funding Corp.:
"AM", Series 2007-GG9, 5.475%, 3/10/2039	1,025,000	519,432
"AJ", Series 2007-GG9, 5.505%, 3/10/2039	108,000	28,114
"A4", Series 2007-GG11, 5.736%, 12/10/2049	700,000	522,610
GS Mortgage Securities Corp. II:
"AAB", Series 2007-GG10, 5.799%*, 8/10/2045	1,620,000	1,131,789
"J", Series 2007-GG10, 144A, 5.799%*, 8/10/2045	1,096,000	80,398
"K", Series 2007-GG10, 144A, 5.799%*, 8/10/2045	767,000	47,660
"AM", Series 2007-GG10, 5.799%*, 8/10/2045	225,000	103,040
"A4", Series 2007-GG10, 5.799%*, 8/10/2045	1,235,000	896,186
GSR Mortgage Loan Trust, "1A1", Series 2007-AR2, 5.775%*, 5/25/2047	1,118,821	575,185
Indymac Inda Mortgage Loan Trust, "1A2", Series 2007-AR1, 5.703%*, 3/25/2037	995,778	667,417
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%*, 1/25/2037	717,807	467,589
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.73%*, 2/12/2049	880,000	638,654
"A4", Series 2007-LD11, 5.819%*, 6/15/2049	805,000	568,512
"F", Series 2007-LD11, 5.819%*, 6/15/2049	650,000	94,346
"G", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	760,000	105,148
"H", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	460,000	45,124
"E", Series 2007-LD11, 5.819%*, 6/15/2049	590,000	88,913
"ASB", Series 2007-LD12, 5.833%*, 2/15/2051	1,175,000	855,398
"A4", Series 2007-LD12, 5.882%*, 2/15/2051	575,000	408,911
"AM", Series 2007-LD12, 6.062%*, 2/15/2051	800,000	375,675
JPMorgan Mortgage Trust, "2A4", Series 2006-A2, 5.754%*, 4/25/2036	1,420,000	611,691
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	690,000	490,950
Master Alternative Loans Trust:
"5A1", Series 2005-2, 6.5%, 12/25/2034	103,844	61,105
"8A1", Series 2004-3, 7.0%, 4/25/2034	18,972	14,128
	Principal Amount ($)(a)	Value ($)

Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	105,000	60,288
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%*, 6/12/2050	590,000	420,302
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	1,000,000	705,684
Morgan Stanley Capital I:
"AM", Series 2007-HQ12, 5.632%*, 4/12/2049	600,000	275,268
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,105,000	786,085
New York Mortgage Trust, "2A3", Series 2006-1, 5.652%*, 5/25/2036	1,100,000	546,424
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	489,789	308,261
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%, 12/25/2035	1,160,000	429,604
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	307,107
"7A4", Series 2006-1, 5.62%, 2/25/2036	930,000	361,805
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	3,722	3,564
SunTrust Adjustable Rate Mortgage Loan Trust, "3A1", Series 2007-4, 5.993%*, 10/25/2037	1,517,528	989,329
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2007-C30, 5.294%, 12/15/2043	610,000	429,741
"H", Series 2007-C32, 144A, 5.741%*, 6/15/2049	770,000	74,447
"ABP", Series 2007-C32, 5.741%*, 6/15/2049	720,000	516,576
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR16, 5.102%*, 12/25/2035	825,000	440,113
"1A1", Series 2006-AR18, 5.339%*, 1/25/2037	1,105,673	622,858
"4A1", Series 2007-HY3, 5.347%*, 3/25/2037	1,492,793	854,087
"2A3", Series 2006-AR6, 5.948%*, 8/25/2036	1,055,000	484,944
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.362%*, 7/25/2035	755,886	242,760
"2A5", Series 2006-AR2, 5.093%*, 3/25/2036	2,388,990	1,480,531
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	945,000	483,934
"2A5", Series 2006-AR1, 5.548%*, 3/25/2036	935,000	374,861
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $55,383,179)		33,573,583

	Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 7.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	271,150	281,813
Federal Home Loan Mortgage Corp.:
"WJ", Series 2557, 5.0%, 7/15/2014	213,535	214,985
"TA", Series 2750, 5.0%, 2/15/2032	1,010,000	1,031,985
"PD", Series 2774, 5.0%, 8/15/2032	1,010,000	1,032,001
"ME", Series 2775, 5.0%, 12/15/2032	460,000	469,978
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,612,718
"PD", Series 2893, 5.0%, 2/15/2033	800,000	816,021
"OG", Series 2889, 5.0%, 5/15/2033	685,000	698,229
"PE", Series 2898, 5.0%, 5/15/2033	335,000	341,515
"PD", Series 2939, 5.0%, 7/15/2033	535,000	543,582
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,488,632
Federal National Mortgage Association:
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	761,479
"WD", Series 2005-86, 5.0%, 3/25/2034	1,525,000	1,550,845
"PG", Series 2002-3, 5.5%, 2/25/2017	424,841	434,090
"TC", Series 2007-77, 5.5%, 9/25/2034	370,000	380,162
"ZQ", Series G92-9, 7.0%, 12/25/2021	19,200	19,211
Total Collateralized Mortgage Obligations (Cost $11,256,691)		11,677,246

Government & Agency Obligations 12.0%
Sovereign Bonds 2.0%
Dominican Republic, REG S, 8.625%, 4/20/2027	200,000	102,000
Government of Indonesia:
REG S, 8.5%, 10/12/2035	100,000	83,912
Series FR-49, 9.0%, 9/15/2013 IDR	700,000,000	56,344
Series FR-23, 11.0%, 12/15/2012 IDR	1,600,000,000	141,885
Series FR-18, 13.175%, 7/15/2012 IDR	270,000,000	25,462
Series FR-16, 13.45%, 8/15/2011 IDR	480,000,000	45,188
Government of Ukraine, REG S, 6.75%, 11/14/2017	390,000	142,754
Mexican Bonds:
Series A, 6.05%, 1/11/2040	90,000	87,300
Series M-10, 7.25%, 12/15/2016 MXN	800,000	55,359
Series M-20, 10.0%, 12/5/2024 MXN	700,000	58,063
Series M-30, 10.0%, 11/20/2036 MXN	1,700,000	144,755
	Principal Amount ($)(a)	Value ($)

Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	810,000	303,096
Republic of Argentina:
GDP Linked Note, 12/15/2035	410,000	9,835
3.0%*, 4/30/2013	43,750	23,577
Series X, 7.0%, 4/17/2017	260,000	90,249
Republic of Egypt, 9.1%, 9/20/2012 EGP	230,000	38,818
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	90,000	57,600
REG S, 8.25%, 4/10/2032	40,000	26,000
Republic of Georgia, 7.5%, 4/15/2013	170,000	98,812
Republic of Panama:
6.7%, 1/26/2036	170,000	153,000
7.125%, 1/29/2026	220,000	207,350
7.25%, 3/15/2015	80,000	81,600
Republic of Philippines:
7.75%, 1/14/2031	100,000	101,000
8.25%, 1/15/2014	70,000	72,800
9.0%, 2/15/2013	120,000	127,200
9.5%, 2/2/2030	60,000	67,200
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	90,000	54,000
Republic of Turkey:
Series CPI, 10.0%, 2/15/2012 TRY	190,045	112,045
16.0%, 3/7/2012 TRY	220,000	139,683
Republic of Uruguay:
7.625%, 3/21/2036	10,000	8,400
7.875%, 1/15/2033 (PIK)	160,000	137,600
8.0%, 11/18/2022	70,000	64,750
State of Qatar, REG S, 9.75%, 6/15/2030	140,000	172,200
		3,089,837
US Government Sponsored Agencies 0.9%
Federal National Mortgage Association, 6.625%, 11/15/2030 (b)	950,000	1,371,612
US Treasury Obligations 9.1%
US Treasury Bill, 0.13%**, 6/18/2009	327,000	326,759
US Treasury Bonds:
4.75%, 2/15/2037	460,000	640,981
8.125%, 8/15/2019 (b)	5,590,000	8,261,847
US Treasury Notes:
1.75%, 11/15/2011 (b)	3,750,000	3,835,537
3.5%, 2/15/2018	560,000	619,850
4.5%, 4/30/2012	400,000	443,000
		14,127,974
Total Government & Agency Obligations (Cost $18,990,198)		18,589,423

Municipal Bonds and Notes 5.1%
Alameda, CA, Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (c)	525,000	483,903
Chicago, IL, Transit Authority, Transfer Tax Receipts Revenue, Series B, 6.3%, 12/1/2021	1,200,000	1,181,412
	Principal Amount ($)(a)	Value ($)

Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	465,000	442,099
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028	655,000	647,487
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	684,499
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 (c)	325,000	245,788
McLennan County, TX, Junior College, 5.0%, 8/15/2032 (c)	340,000	320,651
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013 (c)	860,000	900,067
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016	930,000	849,034
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035 (c)	515,000	492,664
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,428,222
Washington, Central Puget Sound, Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036	285,000	267,102
Total Municipal Bonds and Notes (Cost $8,179,659)		7,942,928

Loan Participations and Assignments 0.1%
Sovereign Loans
Gazprombank, 7.25%, 2/22/2010 RUB	2,000,000	48,148
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	100,000	63,732
Total Loan Participations and Assignments (Cost $177,519)		111,880

Preferred Securities 2.0%
Financials
Bank of America Corp.:
Series K, 8.0%, 1/30/2018 (d)	390,000	280,522
Series M, 8.125%, 5/15/2018 (d)	705,000	527,340
Citigroup Capital XXI, 8.3%, 12/21/2057	490,000	377,906
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	628,000	414,662
ComEd Financing III, 6.35%, 3/15/2033	238,000	149,150
PNC Preferred Funding Trust I, 144A, 8.7%, 3/15/2013 (d)	700,000	517,433
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/5/2017(d)	800,000	374,029
Series U, 7.64%, 9/29/2017 (d)	1,000,000	398,284
Total Preferred Securities (Cost $4,236,666)		3,039,326
	Shares	Value ($)

Preferred Stocks 0.2%
Financials
XL Capital Ltd., Series C, 6.102%	21,600	220,679
Ford Motor Credit Co., LLC, 7.375%	1,180	12,744
Total Preferred Stocks (Cost $552,242)		233,423

Securities Lending Collateral 8.0%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $12,381,645)	12,381,645	12,381,645
	Shares	Value ($)

Cash Equivalents 5.8%
Cash Management QP Trust, 1.42% (e) (Cost $8,910,588)	8,910,588	8,910,588
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $194,531,530)+	107.3	166,050,202
Other Assets and Liabilities, Net	(7.3)	(11,226,690)
Net Assets	100.0	154,823,512
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $194,554,381. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $28,504,179. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,482,477 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $31,986,656.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $11,972,348, which is 7.7% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Assured Guaranty Corp.	0.5
Financial Guaranty Insurance Co.	1.4
MBIA Corp.	0.3
Radian	0.1
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	623,043	AUD	11,000	1/23/2009	324
AUD	38,551	JPY	2,553,509	1/23/2009	1,937
RUB	2,607,000	USD	89,297	1/23/2009	7,271
NZD	351,000	USD	213,837	1/23/2009	9,494
USD	398,069	NZD	729,000	1/23/2009	26,336
TRY	278,000	USD	195,651	1/23/2009	17,203
MXN	1,622,000	USD	134,803	1/23/2009	18,657
USD	233,775	EUR	184,000	1/23/2009	21,721
Total unrealized appreciation					102,943
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	275,234	NOK	1,689,000	1/23/2009	(34,459)
USD	80,185	UAH	416,000	1/23/2009	(26,810)
AUD	349,000	USD	226,569	1/23/2009	(16,106)
BRL	338,000	USD	134,324	1/23/2009	(9,256)
EUR	184,000	USD	251,473	1/23/2009	(4,022)
USD	214,682	AUD	305,000	1/23/2009	(2,603)
IDR	845,167,000	USD	74,333	1/23/2009	(2,130)
JPY	2,163,509	USD	22,690	1/23/2009	(1,188)
USD	23,182	AUD	33,000	1/23/2009	(866)
NZD	378,000	USD	219,494	1/23/2009	(568)
JPY	390,000	USD	3,852	1/23/2009	(453)
NOK	1,689,000	USD	240,489	1/23/2009	(286)
Total unrealized depreciation					(98,747)
Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
EGP Egyptian Pound
EUR Euro
IDR Indonesian Rupiah
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
TRY Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 12,394,389	$ —
Level 2	153,306,176	4,196
Level 3	349,637	—
Total	$ 166,050,202	$ 4,196
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 1,298,669
Total realized gain (loss)	(131,401)
Change in unrealized appreciation (depreciation)	(481,826)
Amortization Premium/Discount	(930)
Net purchases (sales)	(334,875)
Net transfers in (out) of Level 3	—
Balance as of December 31, 2008	$ 349,637

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $173,239,297), including $11,972,348 of securities loaned	$ 144,757,969
Investment in Daily Assets Fund Institutional (cost $12,381,645)*	12,381,645
Investment in Cash Management QP Trust (cost $8,910,588)	8,910,588
Total investments, at value (cost $194,531,530)	166,050,202
Cash	9,960
Foreign currency, at value (cost $49,360)	49,043
Receivable for investments sold	329,776
Dividends receivable	563
Interest receivable	1,515,002
Receivable for Portfolio shares sold	5,909
Foreign taxes recoverable	6,132
Net receivable on closed forward foreign currency exchange contracts	13,927
Unrealized appreciation on open forward foreign currency exchange contracts	102,943
Other assets	5,559
Total assets	168,089,016
Liabilities
Payable for Portfolio shares redeemed	626,892
Payable upon return of securities loaned	12,381,645
Unrealized depreciation on open forward foreign currency exchange contracts	98,747
Accrued management fee	47,703
Other accrued expenses and payables	110,517
Total liabilities	13,265,504
Net assets, at value	$ 154,823,512
Net Assets Consist of
Undistributed net investment income	11,846,280
Net unrealized appreciation (depreciation) on: Investments	(28,481,328)
Foreign currency	2,245
Accumulated net realized gain (loss)	(21,419,194)
Paid-in capital	192,875,509
Net assets, at value	$ 154,823,512
Class A Net Asset Value, offering and redemption price per share ($154,823,512 ÷ 28,147,936 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.50
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Dividends	$ 40,393
Interest (net of foreign taxes withheld of $2,141)	12,376,086
Interest — Cash Management QP Trust	132,373
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	191,513
Total Income	12,740,365
Expenses: Management fee	782,296
Administration fee	200,589
Custodian fee	41,210
Distribution service fee (Class B)	506
Services to shareholders	1,629
Record keeping fee (Class B)	202
Professional fees	85,778
Trustees' fees and expenses	6,830
Reports to shareholders	41,760
Other	33,183
Total expenses before expense reductions	1,193,983
Expense reductions	(1,769)
Total expenses after expense reductions	1,192,214
Net investment income	11,548,151
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $1,058)	(20,123,676)
Futures	226,776
Foreign currency	331,617
Payments by affiliates (see Note H)	221
(19,565,062)
Change in net unrealized appreciation (depreciation) on: Investments	(26,247,691)
Foreign currency	(35,300)
(26,282,991)
Net gain (loss)	(45,848,053)
Net increase (decrease) in net assets resulting from operations	$ (34,299,902)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 11,548,151	$ 11,251,529
Net realized gain (loss)	(19,565,062)	(121,794)
Change in net unrealized appreciation (depreciation)	(26,282,991)	(1,978,095)
Net increase (decrease) in net assets resulting from operations	(34,299,902)	9,151,640
Distributions to shareholders from: Net investment income: Class A	(10,882,399)	(10,313,794)
Class B	(31,809)	(83,297)
Total distributions	(10,914,208)	(10,397,091)
Portfolio share transactions: Class A Proceeds from shares sold	21,447,131	38,092,545
Reinvestment of distributions	10,882,399	10,313,794
Cost of shares redeemed	(61,233,965)	(36,534,184)
Net increase (decrease) in net assets from Class A share transactions	(28,904,435)	11,872,155
Class B* Proceeds from shares sold	292,257	1,299,403
Reinvestment of distributions	31,809	83,297
Cost of shares redeemed	(890,260)	(2,108,764)
Net increase (decrease) in net assets from Class B share transactions	(566,194)	(726,064)
Increase (decrease) in net assets	(74,684,739)	9,900,640
Net assets at beginning of period	229,508,251	219,607,611
Net assets at end of period (including undistributed net investment income of $11,846,280 and $10,802,062, respectively)	$ 154,823,512	$ 229,508,251
Other Information
Class A Shares outstanding at beginning of period	32,791,859	31,026,023
Shares sold	3,262,319	5,515,644
Shares issued to shareholders in reinvestment of distributions	1,674,215	1,510,072
Shares redeemed	(9,580,457)	(5,259,880)
Net increase (decrease) in Class A shares	(4,643,923)	1,765,836
Shares outstanding at end of period	28,147,936	32,791,859
Class B* Shares outstanding at beginning of period	87,887	198,161
Shares sold	42,354	183,436
Shares issued to shareholders in reinvestment of distributions	4,894	12,196
Shares redeemed	(135,135)	(305,906)
Net increase (decrease) in Class B shares	(87,887)	(110,274)
Shares outstanding at end of period	—	87,887
* On May 22, 2008 Class B shares were liquidated.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 6.98	$ 7.03	$ 6.99	$ 7.13	$ 7.04
Income (loss) from investment operations: Net investment income[a]	.37	.35	.33	.29	.29
Net realized and unrealized gain (loss)	(1.48)	(.06)	(.01)	(.10)	.08
Total from investment operations	(1.11)	.29	.32	.19	.37
Less distributions from: Net investment income	(.37)	(.34)	(.27)	(.26)	(.28)
Net realized gains	—	—	(.01)	(.07)	—
Total distributions	(.37)	(.34)	(.28)	(.33)	(.28)
Net asset value, end of period	$ 5.50	$ 6.98	$ 7.03	$ 6.99	$ 7.13
Total Return (%)	(16.77)	4.18	4.72[b]	2.60	5.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	229	218	209	177
Ratio of expenses before expense reductions (%)	.59	.61	.66	.68	.60
Ratio of expenses after expense reductions (%)	.59	.61	.62	.68	.60
Ratio of net investment income (%)	5.76	5.03	4.82	4.11	4.18
Portfolio turnover rate (%)	196	185	186	197	245
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.54% and 0.79% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000 ® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,169	$7,105	$8,301	$7,431
	Average annual total return	-38.31%	-10.77%	-3.65%	-2.93%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$6,171	$7,060	$8,195	$7,238
	Average annual total return	-38.29%	-10.95%	-3.90%	-3.18%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 691.90	$ 693.80
Expenses Paid per $1,000*	$ 2.30	$ 2.90
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.42	$ 1,021.72
Expenses Paid per $1,000*	$ 2.75	$ 3.46
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.68%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Growth & Income VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. With a return of -38.31% during the period ended December 31, 2008 (Class A shares, unadjusted for contract charges), the Portfolio's return was in line with that of the Russell 1000® Index, which posted a return of -37.60%.

Contributors to the Portfolio's relative performance were underweights and stock selection in the financials and consumer discretionary sectors.1 In the financials sector, the Portfolio's performance benefited from not owning many of the worst-performing stocks. In the consumer discretionary sector, performance benefited from overweight positions in The DIRECTV Group, Inc., AutoZone, Inc. and McDonald's Corp.

A detractor from the Portfolio's relative performance was stock selection in the energy and materials sectors. In the energy sector, performance was hurt by an underweight position in ExxonMobil Corp., which was down less than the sector, and by overweights in coal producers Walter Industries, Inc. and Massey Energy Co. In the materials sector, overweight positions in Terra Industries Inc. and CF Industries Holdings Inc., both of which produce fertilizer and other agricultural products, detracted from performance.

Robert Wang James B. Francis, CFA
Julie Abbett
Portfolio Managers

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	97%	97%
Cash Equivalents	2%	3%
Government & Agency Obligation	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	16%	14%
Information Technology	16%	15%
Industrials	14%	13%
Consumer Staples	13%	9%
Energy	12%	14%
Financials	11%	15%
Consumer Discretionary	10%	11%
Telecommunication Services	4%	4%
Materials	2%	3%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 28. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 97.0%
Consumer Discretionary 9.6%
Auto Components 0.1%
Autoliv, Inc.	2,700	57,942
Lear Corp.*	20,300	28,623
		86,565
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	19,800	1,231,362
Yum! Brands, Inc.	13,500	425,250
		1,656,612
Household Durables 0.2%
Leggett & Platt, Inc.	15,800	240,002
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	5,800	297,424
Leisure Equipment & Products 0.2%
Hasbro, Inc.	7,000	204,190
Media 3.6%
Comcast Corp. "A"	91,900	1,551,272
Comcast Corp., Special "A"	24,500	395,675
DISH Network Corp. "A"*	17,700	196,293
Liberty Media Corp. Entertainment "A"*	7,100	124,108
The DIRECTV Group, Inc.*	51,100	1,170,701
		3,438,049
Specialty Retail 3.4%
AutoZone, Inc.*	6,100	850,767
Best Buy Co., Inc. (a)	27,500	773,025
Children's Place Retail Stores, Inc.*	2,800	60,704
RadioShack Corp.	27,000	322,380
Rent-A-Center, Inc.*	6,000	105,900
The Gap, Inc.	30,000	401,700
TJX Companies, Inc.	35,200	724,064
		3,238,540
Textiles, Apparel & Luxury Goods 0.1%
Quiksilver, Inc.*	16,100	29,624
Wolverine World Wide, Inc.	2,900	61,016
		90,640
Consumer Staples 12.7%
Beverages 1.5%
Pepsi Bottling Group, Inc.	9,100	204,841
PepsiCo, Inc.	21,900	1,199,463
		1,404,304
Food & Staples Retailing 3.9%
Kroger Co.	49,300	1,302,013
Pantry, Inc.*	1,400	30,030
Sysco Corp.	12,500	286,750
Wal-Mart Stores, Inc.	39,000	2,186,340
		3,805,133
Food Products 1.6%
Archer-Daniels-Midland Co.	6,800	196,044
Bunge Ltd.	4,900	253,673
Chiquita Brands International, Inc.*	13,300	196,574
Darling International, Inc.*	9,200	50,508
Fresh Del Monte Produce, Inc.*	9,900	221,958
	Shares	Value ($)

General Mills, Inc.	10,700	650,025
		1,568,782
Household Products 3.6%
Church & Dwight Co., Inc.	1,700	95,404
Colgate-Palmolive Co.	27,400	1,877,996
Procter & Gamble Co.	23,500	1,452,770
		3,426,170
Personal Products 0.2%
Herbalife Ltd. (a)	7,800	169,104
Tobacco 1.9%
Altria Group, Inc.	50,520	760,831
Philip Morris International, Inc.	24,700	1,074,697
		1,835,528
Energy 11.1%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	10,700	173,233
Apache Corp.	23,400	1,744,002
Arch Coal, Inc.	18,200	296,478
Chevron Corp.	9,700	717,509
Cimarex Energy Co.	16,600	444,548
ConocoPhillips	4,700	243,460
Encore Acquisition Co.*	21,200	541,024
ExxonMobil Corp.	7,739	617,804
Frontline Ltd. (a)	27,300	808,353
Hess Corp.	27,600	1,480,464
Mariner Energy, Inc.*	22,400	228,480
Massey Energy Co.	24,400	336,476
McMoRan Exploration Co.* (a)	27,500	269,500
Occidental Petroleum Corp.	31,400	1,883,686
W&T Offshore, Inc.	17,800	254,896
Walter Industries, Inc.	39,800	696,898
		10,736,811
Financials 11.1%
Capital Markets 2.3%
Bank of New York Mellon Corp.	56,000	1,586,480
State Street Corp.	16,100	633,213
		2,219,693
Commercial Banks 2.1%
Banco Itau Holding Financeira SA (ADR) (Preferred)	24,100	279,560
Unibanco — Uniao de Bancos Brasileiros SA (ADR)	6,100	394,182
Wells Fargo & Co.	44,800	1,320,704
		1,994,446
Consumer Finance 0.1%
Cash America International, Inc.	2,300	62,905
Diversified Financial Services 2.2%
JPMorgan Chase & Co.	68,800	2,169,264
Insurance 4.0%
ACE Ltd.	32,100	1,698,732
Aflac, Inc.	5,600	256,704
Allied World Assurance Co. Holdings Ltd.	2,200	89,320
Aon Corp.	7,200	328,896
Arch Capital Group Ltd.*	1,100	77,110
Arthur J. Gallagher & Co.	2,600	67,366
	Shares	Value ($)

Assurant, Inc.	3,700	111,000
Berkshire Hathaway, Inc. "B"*	200	642,800
The Travelers Companies, Inc.	6,700	302,840
Unum Group	4,500	83,700
XL Capital Ltd. "A" (a)	51,100	189,070
		3,847,538
Real Estate Investment Trusts 0.4%
Boston Properties, Inc. (REIT)	1,600	88,000
Essex Property Trust, Inc. (REIT)	1,800	138,150
Rayonier, Inc. (REIT) (a)	3,700	115,995
Simon Property Group, Inc. (REIT)	1,600	85,008
		427,153
Health Care 16.1%
Biotechnology 2.7%
Amgen, Inc.*	2,200	127,050
Gilead Sciences, Inc.*	35,700	1,825,698
OSI Pharmaceuticals, Inc.*	15,700	613,085
		2,565,833
Health Care Equipment & Supplies 2.8%
Baxter International, Inc.	26,200	1,404,058
Becton, Dickinson & Co.	14,200	971,138
Covidien Ltd.	6,000	217,440
Kinetic Concepts, Inc.*	2,600	49,868
Varian Medical Systems, Inc.*	1,300	45,552
		2,688,056
Health Care Providers & Services 4.5%
Aetna, Inc.	53,400	1,521,900
Express Scripts, Inc.*	24,500	1,347,010
Humana, Inc.*	13,400	499,552
Kindred Healthcare, Inc.*	5,400	70,308
Magellan Health Services, Inc.*	700	27,412
Medco Health Solutions, Inc.*	20,500	859,155
Universal Health Services, Inc. "B"	1,600	60,112
		4,385,449
Pharmaceuticals 6.1%
Abbott Laboratories	13,200	704,484
Eli Lilly & Co.	43,000	1,731,610
Johnson & Johnson	11,700	700,011
Merck & Co., Inc.	25,000	760,000
Perrigo Co.	1,100	35,541
Pfizer, Inc.	28,700	508,277
Schering-Plough Corp.	72,500	1,234,675
Sepracor, Inc.*	6,900	75,762
Teva Pharmaceutical Industries Ltd. (ADR)	3,500	148,995
		5,899,355
Industrials 13.3%
Aerospace & Defense 3.4%
General Dynamics Corp.	9,900	570,141
Goodrich Corp.	9,900	366,498
Honeywell International, Inc.	41,520	1,363,102
L-3 Communications Holdings, Inc.	6,500	479,570
Lockheed Martin Corp.	2,600	218,608
Northrop Grumman Corp.	5,200	234,208
Spirit AeroSystems Holdings, Inc. "A"*	3,700	37,629
		3,269,756
Commercial Services & Supplies 0.3%
The Brink's Co.	10,400	279,552
	Shares	Value ($)

Construction & Engineering 1.5%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	3,000	30,150
EMCOR Group, Inc.*	16,400	367,852
Fluor Corp.	11,400	511,518
Foster Wheeler Ltd.*	15,300	357,714
Perini Corp.*	9,500	222,110
		1,489,344
Electrical Equipment 1.1%
Acuity Brands, Inc.	1,400	48,874
Energy Conversion Devices, Inc.*	11,800	297,478
GrafTech International Ltd.*	77,100	641,472
Woodward Governor Co.	2,100	48,342
		1,036,166
Industrial Conglomerates 0.1%
General Electric Co.	5,450	88,290
Machinery 4.2%
AGCO Corp.* (a)	23,400	552,006
Caterpillar, Inc.	24,600	1,098,882
CNH Global NV	3,600	56,160
Cummins, Inc.	21,200	566,676
Dover Corp.	2,200	72,424
Flowserve Corp.	6,500	334,750
Gardner Denver, Inc.*	1,500	35,010
Joy Global, Inc.	9,700	222,033
Parker Hannifin Corp.	24,400	1,037,976
Trinity Industries, Inc.	5,500	86,680
		4,062,597
Road & Rail 2.7%
Burlington Northern Santa Fe Corp.	12,900	976,659
Norfolk Southern Corp.	15,000	705,750
Ryder System, Inc.	22,600	876,428
		2,558,837
Information Technology 15.1%
Communications Equipment 0.3%
Cisco Systems, Inc.*	18,500	301,550
Computers & Peripherals 6.5%
Hewlett-Packard Co.	54,900	1,992,321
International Business Machines Corp.	24,500	2,061,920
Lexmark International, Inc. "A"*	29,000	780,100
QLogic Corp.*	38,200	513,408
Western Digital Corp.*	82,600	945,770
		6,293,519
Electronic Equipment, Instruments & Components 0.4%
Dolby Laboratories, Inc. "A"* (a)	3,200	104,832
Jabil Circuit, Inc.	38,200	257,850
		362,682
Internet Software & Services 1.4%
eBay, Inc.*	16,470	229,921
Google, Inc. "A"*	3,520	1,082,928
Yahoo!, Inc.*	4,200	51,240
		1,364,089
IT Services 3.5%
Accenture Ltd. "A"	28,600	937,794
Automatic Data Processing, Inc.	23,800	936,292
Computer Sciences Corp.*	19,000	667,660
Visa, Inc. "A"	16,000	839,200
		3,380,946
	Shares	Value ($)

Software 3.0%
Microsoft Corp.	139,375	2,709,450
Symantec Corp.*	12,230	165,350
		2,874,800
Materials 2.3%
Chemicals
CF Industries Holdings, Inc.	19,700	968,452
Terra Industries, Inc.	72,700	1,211,909
The Mosaic Co.	2,500	86,500
		2,266,861
Telecommunication Services 3.9%
Diversified Telecommunication Services
AT&T, Inc.	41,380	1,179,330
Embarq Corp.	21,300	765,948
Verizon Communications, Inc.	52,700	1,786,530
		3,731,808
Utilities 1.8%
Electric Utilities 0.6%
Duke Energy Corp.	2,700	40,527
Edison International	8,200	263,384
Hawaiian Electric Industries, Inc.	1,100	24,354
Pepco Holdings, Inc.	5,000	88,800
Portland General Electric Co.	1,500	29,205
Southern Co.	3,800	140,600
		586,870
Gas Utilities 0.3%
Atmos Energy Corp.	1,600	37,920
ONEOK, Inc.	6,500	189,280
UGI Corp.	1,400	34,188
		261,388
	Shares	Value ($)

Independent Power Producers & Energy Traders 0.4%
AES Corp.*	45,600	375,744
Multi-Utilities 0.5%
Dominion Resources, Inc.	7,500	268,800
Integrys Energy Group, Inc.	1,300	55,874
Sempra Energy	2,700	115,101
TECO Energy, Inc.	2,100	25,935
		465,710
Total Common Stocks (Cost $123,483,787)		93,508,055
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.7%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $685,955)	686,000	685,997

	Shares	Value ($)

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 1.69% (c) (d) (Cost $1,836,942)	1,836,942	1,836,942

Cash Equivalents 2.1%
Cash Management QP Trust, 1.42% (c) (Cost $1,992,006)	1,992,006	1,992,006
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $127,998,690) +	101.7	98,023,000
Other Assets and Liabilities, Net	(1.7)	(1,667,905)
Net Assets	100.0	96,355,095
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $130,913,694. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $32,890,694. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,992,031 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,882,725.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,842,633, which is 1.9% of net assets.
(b) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/20/2009	57	2,523,416	2,565,285	41,869

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 95,344,997	$ 41,869
Level 2	2,678,003	—
Level 3	—	—
Total	$ 98,023,000	$ 41,869
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $124,169,742), including $1,842,633 of securities loaned	$ 94,194,052
Investment in Daily Assets Fund Institutional (cost $1,836,942)*	1,836,942
Investment in Cash Management QP Trust (cost $1,992,006)	1,992,006
Total investments, at value (cost $127,998,690)	98,023,000
Foreign currency, at value (cost $1,794)	1,487
Dividends receivable	146,070
Interest receivable	7,510
Receivable for Portfolio shares sold	98,945
Receivable for daily variation margin on open futures contracts	34,653
Other assets	3,793
Total assets	98,315,458
Liabilities
Cash overdraft	2,349
Payable for Portfolio shares redeemed	20,565
Payable upon return of securities loaned	1,836,942
Accrued management fee	36,895
Accrued distribution service fee (Class B)	380
Other accrued expenses and payables	63,232
Total liabilities	1,960,363
Net assets, at value	$ 96,355,095
Net Assets Consist of
Undistributed net investment income	1,938,429
Net unrealized appreciation (depreciation) on: Investments	(29,975,690)
Futures	41,869
Foreign currency	(307)
Accumulated net realized gain (loss)	(41,101,142)
Paid-in capital	165,451,936
Net assets, at value	$ 96,355,095
Class A Net Asset Value, offering and redemption price per share ($94,487,711 ÷ 18,437,278 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.12
Class B Net Asset Value, offering and redemption price per share ($1,867,384 ÷ 364,787 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.12
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,028)	$ 2,702,211
Interest	11,151
Interest — Cash Management QP Trust	109,069
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	39,191
Total Income	2,861,622
Expenses: Management fee	592,051
Administration fee	151,808
Custodian fee	25,213
Distribution service fee (Class B)	15,010
Services to shareholders	969
Professional fees	73,438
Trustees' fees and expenses	7,575
Reports to shareholders	41,438
Other	11,113
Total expenses before expense reductions	918,615
Expense reductions	(84,926)
Total expenses after expense reductions	833,689
Net investment income (loss)	2,027,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(27,301,950)
Futures	(1,897,725)
Foreign currency	(89)
(29,199,764)
Change in net unrealized appreciation (depreciation) on: Investments	(40,861,638)
Futures	61,425
Foreign currency	(319)
(40,800,532)
Net gain (loss)	(70,000,296)
Net increase (decrease) in net assets resulting from operations	$ (67,972,363)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 2,027,933	$ 3,281,163
Net realized gain (loss)	(29,199,764)	38,689,859
Change in net unrealized appreciation (depreciation)	(40,800,532)	(35,739,490)
Net increase (decrease) in net assets resulting from operations	(67,972,363)	6,231,532
Distributions to shareholders from: Net investment income: Class A	(3,050,163)	(3,254,218)
Class B	(190,157)	(431,057)
Net realized gains: Class A	(35,948,939)	(3,589,531)
Class B	(2,803,004)	(675,883)
Total distributions	(41,992,263)	(7,950,689)
Portfolio share transactions: Class A Proceeds from shares sold	5,212,323	7,943,494
Reinvestment of distributions	38,999,102	6,843,749
Cost of shares redeemed	(40,183,360)	(96,721,167)
Net increase (decrease) in net assets from Class A share transactions	4,028,065	(81,933,924)
Class B Proceeds from shares sold	295,876	1,756,094
Reinvestment of distributions	2,993,161	1,106,940
Cost of shares redeemed	(11,145,692)	(40,893,714)
Net increase (decrease) in net assets from Class B share transactions	(7,856,655)	(38,030,680)
Increase (decrease) in net assets	(113,793,216)	(121,683,761)
Net assets at beginning of period	210,148,311	331,832,072
Net assets at end of period (including undistributed net investment income of $1,938,429 and $3,269,183, respectively)	$ 96,355,095	$ 210,148,311
Other Information
Class A Shares outstanding at beginning of period	18,082,818	25,561,711
Shares sold	749,218	724,126
Shares issued to shareholders in reinvestment of distributions	5,038,643	621,594
Shares redeemed	(5,433,401)	(8,824,613)
Net increase (decrease) in Class A shares	354,460	(7,478,893)
Shares outstanding at end of period	18,437,278	18,082,818
Class B Shares outstanding at beginning of period	1,355,326	4,788,468
Shares sold	42,150	161,143
Shares issued to shareholders in reinvestment of distributions	387,214	100,722
Shares redeemed	(1,419,903)	(3,695,007)
Net increase (decrease) in Class B shares	(990,539)	(3,433,142)
Shares outstanding at end of period	364,787	1,355,326

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.94	$ 9.72	$ 9.29	$ 8.50
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.13	.13[c]	.10	.12
Net realized and unrealized gain (loss)	(3.45)	.02	1.19	.45	.74
Total from investment operations	(3.35)	.15	1.32	.55	.86
Less distributions from: Net investment income	(.18)	(.13)	(.10)	(.12)	(.07)
Net realized gains	(2.16)	(.15)	—	—	—
Total distributions	(2.34)	(.28)	(.10)	(.12)	(.07)
Net asset value, end of period	$ 5.12	$ 10.81	$ 10.94	$ 9.72	$ 9.29
Total Return (%)	(38.31)[b]	1.36[b]	13.63[b,c]	6.07[b]	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	196	280	294	172
Ratio of expenses before expense reductions (%)	.60	.57	.56	.57	.56
Ratio of expenses after expense reductions (%)	.54	.56	.54	.54	.56
Ratio of net investment income (loss) (%)	1.34	1.18	1.24[c]	1.10	1.37
Portfolio turnover rate (%)	130	310	105	115	33
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.77	$ 10.90	$ 9.68	$ 9.25	$ 8.47
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.09	.09[c]	.07	.09
Net realized and unrealized gain (loss)	(3.42)	.02	1.19	.45	.73
Total from investment operations	(3.34)	.11	1.28	.52	.82
Less distributions from: Net investment income	(.15)	(.09)	(.06)	(.09)	(.04)
Net realized gains	(2.16)	(.15)	—	—	—
Total distributions	(2.31)	(.24)	(.06)	(.09)	(.04)
Net asset value, end of period	5.12	$ 10.77	$ 10.90	$ 9.68	$ 9.25
Total Return (%)	(38.29)[b]	1.00[b]	13.28[b,c]	5.73[b]	9.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	15	52	47	33
Ratio of expenses before expense reductions (%)	.82	.95	.94	.95	.89
Ratio of expenses after expense reductions (%)	.77	.92	.89	.89	.89
Ratio of net investment income (loss) (%)	1.12	.82	.89[c]	.75	1.04
Portfolio turnover rate (%)	130	310	105	115	33
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2008

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.50% and 0.88% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index [] S&P 500® Index

The Russell 1000® Growth Index is an unmanaged, capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,702	$8,189	$9,635	$8,507
	Average annual total return	-32.98%	-6.44%	-.74%	-1.60%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$6,462
	Average annual total return	-38.44%	-9.11%	-3.42%	-4.27%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$6,680	$8,105	$9,460	$8,234
	Average annual total return	-33.20%	-6.76%	-1.11%	-1.92%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$6,462
	Average annual total return	-38.44%	-9.11%	-3.42%	-4.27%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 712.40	$ 711.10
Expenses Paid per $1,000*	$ 2.11	$ 3.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.67	$ 1,021.01
Expenses Paid per $1,000*	$ 2.49	$ 4.17
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.82%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Capital Growth VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. Value stocks, as measured by the Russell 1000® Value Index, performed somewhat better than growth stocks, as measured by the Russell 1000® Growth Index over the same period. With a return of -32.98% during the 12-month period ended December 31, 2008 (Class A shares, unadjusted for contract charges), the Portfolio performed better than its benchmark, the Russell 1000 Growth Index, which had a negative return of -38.44%.

The greatest contributor to performance was an overweight and stock selection in the health care sector.1 Holdings that performed especially well were biopharmaceutical companies Gilead Sciences, Inc. and Genentech, Inc., which soared on news that Roche Holding Ltd. had offered to acquire the 44% of Genentech it does not already own. Also, Johnson & Johnson performed much better than the market, although the stock was down modestly.

The major detractor from performance was stock selection in the consumer discretionary sector. Positions in this sector that hurt performance were GameStop Corp., Harley-Davidson, Inc.* and Dick's Sporting Goods.* However, an overweight position in McDonald's Corp., also in the consumer discretionary sector, was one of the top contributors to performance.

Owen Fitzpatrick, CFA (as of February 15, 2009) and Richard Shepley
Co-Lead Portfolio Managers

Brendan O'Neill, CFA
Portfolio Manager

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	22%	18%
Information Technology	22%	24%
Consumer Staples	15%	11%
Energy	10%	14%
Industrials	10%	11%
Consumer Discretionary	8%	10%
Materials	8%	4%
Financials	3%	5%
Telecommunication Services	1%	2%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 43. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 7.9%
Hotels Restaurants & Leisure 2.7%
McDonald's Corp. (a)	265,700	16,523,883
Media 0.5%
Walt Disney Co. (a)	133,200	3,022,308
Multiline Retail 1.4%
Kohl's Corp.* (a)	238,200	8,622,840
Specialty Retail 2.5%
GameStop Corp. "A"*	210,100	4,550,766
Staples, Inc.	413,565	7,411,085
Tiffany & Co.	136,700	3,230,221
		15,192,072
Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc. "B"	88,400	4,508,400
Consumer Staples 14.2%
Beverages 4.3%
Diageo PLC	506,526	6,998,559
PepsiCo, Inc.	349,325	19,132,530
		26,131,089
Food & Staples Retailing 4.3%
Shoppers Drug Mart Corp.	105,100	4,090,770
Wal-Mart Stores, Inc. (a)	294,400	16,504,064
Walgreen Co.	216,800	5,348,456
		25,943,290
Food Products 3.3%
Dean Foods Co.*	181,618	3,263,676
General Mills, Inc.	49,400	3,001,050
Groupe DANONE	110,035	6,604,556
Kellogg Co.	162,200	7,112,470
		19,981,752
Household Products 2.3%
Colgate-Palmolive Co.	139,240	9,543,510
Procter & Gamble Co.	72,770	4,498,641
		14,042,151
Energy 10.2%
Energy Equipment & Services 2.6%
Halliburton Co.	242,200	4,403,196
Noble Corp.	152,700	3,373,143
Schlumberger Ltd.	126,400	5,350,512
Transocean Ltd.* (a)	56,927	2,689,801
		15,816,652
Oil, Gas & Consumable Fuels 7.6%
ConocoPhillips	104,660	5,421,388
Devon Energy Corp.	165,700	10,888,147
EOG Resources, Inc. (a)	119,725	7,971,290
ExxonMobil Corp.	143,000	11,415,690
XTO Energy, Inc. (a)	281,982	9,945,505
		45,642,020
	Shares	Value ($)

Financials 3.3%
Capital Markets 1.2%
Charles Schwab Corp.	239,000	3,864,630
State Street Corp. (a)	84,470	3,322,205
		7,186,835
Diversified Financial Services 0.7%
CME Group, Inc. (a)	19,937	4,149,089
Insurance 1.4%
Aflac, Inc.	187,724	8,605,268
Health Care 21.9%
Biotechnology 6.5%
Celgene Corp.*	146,900	8,120,632
Genentech, Inc.* (a)	110,350	9,149,118
Gilead Sciences, Inc.* (a)	429,620	21,970,767
		39,240,517
Health Care Equipment & Supplies 6.2%
Baxter International, Inc.	287,800	15,423,202
C.R. Bard, Inc.	96,500	8,131,090
Hologic, Inc.* (a)	181,500	2,372,205
Medtronic, Inc.	194,300	6,104,906
Zimmer Holdings, Inc.*	135,840	5,490,653
		37,522,056
Health Care Providers & Services 1.3%
Laboratory Corp. of America Holdings* (a)	105,300	6,782,373
UnitedHealth Group, Inc.	34,685	922,621
		7,704,994
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.* (a)	193,400	6,589,138
Pharmaceuticals 6.8%
Abbott Laboratories	292,200	15,594,714
Eli Lilly & Co.	92,400	3,720,948
Johnson & Johnson (a)	365,466	21,865,831
		41,181,493
Industrials 9.8%
Aerospace & Defense 4.4%
Goodrich Corp. (a)	208,300	7,711,266
Honeywell International, Inc. (a)	244,700	8,033,501
United Technologies Corp.	200,200	10,730,720
		26,475,487
Electrical Equipment 1.8%
Emerson Electric Co. (a)	301,900	11,052,559
Machinery 1.3%
Caterpillar, Inc.	32,200	1,438,374
Parker Hannifin Corp. (a)	149,200	6,346,968
		7,785,342
Road & Rail 2.3%
Canadian National Railway Co. (a)	254,900	9,370,124
Norfolk Southern Corp.	102,800	4,836,740
		14,206,864
	Shares	Value ($)

Information Technology 21.1%
Communications Equipment 3.2%
Cisco Systems, Inc.*	558,720	9,107,136
QUALCOMM, Inc.	275,700	9,878,331
		18,985,467
Computers & Peripherals 6.7%
Apple, Inc.*	142,835	12,190,967
EMC Corp.*	378,615	3,964,099
Hewlett-Packard Co. (a)	365,000	13,245,850
International Business Machines Corp. (a)	134,700	11,336,352
		40,737,268
Electronic Equipment, Instruments & Components 1.1%
Mettler-Toledo International, Inc.* (a)	97,300	6,558,020
Internet Software & Services 0.9%
Google, Inc. "A"*	17,825	5,483,861
IT Services 3.7%
Accenture Ltd. "A"	324,300	10,633,797
Fiserv, Inc.* (a)	137,400	4,997,238
Visa, Inc. "A"	129,000	6,766,050
		22,397,085
Semiconductors & Semiconductor Equipment 2.3%
Broadcom Corp. "A"* (a)	156,200	2,650,714
Intel Corp. (a)	763,090	11,186,900
		13,837,614
Software 3.2%
Adobe Systems, Inc.* (a)	268,475	5,715,833
Electronic Arts, Inc.*	147,700	2,369,108
Microsoft Corp. (a)	585,380	11,379,787
		19,464,728
	Shares	Value ($)

Materials 7.4%
Chemicals 5.1%
Ecolab, Inc.	294,100	10,337,615
Monsanto Co.	154,700	10,883,145
Praxair, Inc. (a)	161,300	9,574,768
		30,795,528
Metals & Mining 2.3%
Barrick Gold Corp. (a)	316,500	11,637,705
Freeport-McMoRan Copper & Gold, Inc.	85,800	2,096,952
		13,734,657
Telecommunication Services 1.0%
Diversified Telecommunication Services
AT&T, Inc.	219,000	6,241,500
Utilities 0.5%
Electric Utilities
Allegheny Energy, Inc.	80,100	2,712,186
Total Common Stocks (Cost $574,082,567)		588,074,013

Securities Lending Collateral 22.8%
Daiy Assets Fund Institutional, 1.69% (b) (c) (Cost $137,751,495)	137,751,495	137,751,495

Cash Equivalents 2.7%
Cash Management QP Trust, 1.42% (b) (Cost $16,636,327)	16,636,327	16,636,327
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $728,470,389)+	122.8	742,461,835
Other Assets and Liabilities, Net	(22.8)	(138,040,166)
Net Assets	100.0	604,421,669
* Non-income producing security.
+ The cost for federal income tax purposes was $731,887,395. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $10,574,440. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $110,906,577 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $100,332,137.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $135,983,737, which is 22.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 712,222,393
Level 2	30,239,442
Level 3	—
Total	$ 742,461,835

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $574,082,567), including $135,983,737 of securities loaned	$ 588,074,013
Investment in Daily Assets Fund Institutional (cost $137,751,495)*	137,751,495
Investment in Cash Management QP Trust (cost $16,636,327)	16,636,327
Total investments, at value (cost $728,470,389)	742,461,835
Receivable for investments sold	82,215
Dividends receivable	714,396
Interest receivable	104,795
Receivable for Portfolio shares sold	16,799
Foreign taxes recoverable	64,757
Other assets	28,207
Total assets	743,473,004
Liabilities
Cash overdraft	78,290
Payable for Portfolio shares redeemed	909,371
Payable upon return of securities loaned	137,751,495
Accrued management fee	142,926
Accrued distribution service fee (Class B)	1,481
Other accrued expenses and payables	167,772
Total liabilities	139,051,335
Net assets, at value	$ 604,421,669
Net Assets Consist of
Undistributed net investment income	7,945,917
Net unrealized appreciation (depreciation) on: Investments	13,991,446
Foreign currency	5,875
Accumulated net realized gain (loss)	(239,522,654)
Paid-in capital	822,001,085
Net assets, at value	$ 604,421,669
Class A Net Asset Value, offering and redemption price per share ($593,927,716 ÷ 43,844,542 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.55
Class B Net Asset Value, offering and redemption price per share ($10,493,953 ÷ 777,803 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.49
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $92,798)	$ 11,275,199
Interest	626
Interest — Cash Management QP Trust	424,008
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	486,686
Total Income	12,186,519
Expenses: Management fee	3,273,016
Administration fee	879,862
Custodian fee	66,128
Distribution service fee (Class B)	37,000
Services to shareholders	874
Record keeping fee (Class B)	14,172
Professional fees	95,226
Trustees' fees and expenses	45,567
Reports to shareholders	49,388
Other	30,997
Total expenses before expense reductions	4,492,230
Expense reductions	(119,918)
Total expenses after expense reductions	4,372,312
Net investment income (loss)	7,814,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	23,279,165
Foreign currency	(106,168)
23,172,997
Change in net unrealized appreciation (depreciation) on: Investments	(355,391,930)
Foreign currency	2,427
(355,389,503)
Net gain (loss)	(332,216,506)
Net increase (decrease) in net assets resulting from operations	$ (324,402,299)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 7,814,207	$ 9,712,813
Net realized gain (loss)	23,172,997	108,270,953
Change in net unrealized appreciation (depreciation)	(355,389,503)	19,841,624
Net increase (decrease) in net assets resulting from operations	(324,402,299)	137,825,390
Distributions to shareholders from: Net investment income: Class A	(9,355,147)	(6,887,657)
Class B	(96,190)	(258,683)
Total distributions	(9,451,337)	(7,146,340)
Portfolio share transactions: Class A Proceeds from shares sold	23,952,264	22,292,590
Reinvestment of distributions	9,355,147	6,887,657
Cost of shares redeemed	(169,314,485)	(225,450,131)
Net increase (decrease) in net assets from Class A share transactions	(136,007,074)	(196,269,884)
Class B Proceeds from shares sold	1,473,846	1,548,433
Reinvestment of distributions	96,190	258,683
Cost of shares redeemed	(4,263,172)	(97,598,529)
Net increase (decrease) in net assets from Class B share transactions	(2,693,136)	(95,791,413)
Increase (decrease) in net assets	(472,553,846)	(161,382,247)
Net assets at beginning of period	1,076,975,515	1,238,357,762
Net assets at end of period (including undistributed net investment income of $7,945,917 and $9,689,216, respectively)	$ 604,421,669	$ 1,076,975,515
Other Information
Class A Shares outstanding at beginning of period	51,857,448	62,005,444
Shares sold	1,366,508	1,165,102
Shares issued to shareholders in reinvestment of distributions	468,930	362,508
Shares redeemed	(9,848,344)	(11,675,606)
Net increase (decrease) in Class A shares	(8,012,906)	(10,147,996)
Shares outstanding at end of period	43,844,542	51,857,448
Class B Shares outstanding at beginning of period	920,834	5,921,673
Shares sold	89,671	80,681
Shares issued to shareholders in reinvestment of distributions	4,831	13,644
Shares redeemed	(237,533)	(5,095,164)
Net increase (decrease) in Class B shares	(143,031)	(5,000,839)
Shares outstanding at end of period	777,803	920,834

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.41	$18.24	$ 16.90	$ 15.67	$ 14.59
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.17[d]	.13[c]	.10	.14
Net realized and unrealized gain (loss)	(6.83)	2.12	1.31	1.29	1.02
Total from investment operations	(6.67)	2.29	1.44	1.39	1.16
Less distributions from: Net investment income	(.19)	(.12)	(.10)	(.16)	(.08)
Net asset value, end of period	$ 13.55	$ 20.41	$ 18.24	$ 16.90	$ 15.67
Total Return (%)	(32.98)[b]	12.59[b]	8.53[b,c]	8.96[b]	7.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	594	1,058	1,131	1,031	698
Ratio of expenses before expense reductions (%)	.50	.53	.52	.50	.50
Ratio of expenses after expense reductions (%)	.49	.52	.49	.49	.50
Ratio of net investment income (loss) (%)	.89	.86[d]	.73[c]	.61	.98
Portfolio turnover rate (%)	21	30	16	17	15
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.31	$ 18.15	$ 16.81	$ 15.59	$ 14.52
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.09[d]	.06[c]	.04	.09
Net realized and unrealized gain (loss)	(6.81)	2.12	1.31	1.28	1.01
Total from investment operations	(6.71)	2.21	1.37	1.32	1.10
Less distributions from: Net investment income	(.11)	(.05)	(.03)	(.10)	(.03)
Net asset value, end of period	$ 13.49	$ 20.31	$ 18.15	$ 16.81	$ 15.59
Total Return (%)	(33.20)[b]	12.18[b]	8.17[b,c]	8.51[b]	7.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	19	107	73	23
Ratio of expenses before expense reductions (%)	.85	.94	.91	.89	.88
Ratio of expenses after expense reductions (%)	.82	.90	.86	.86	.88
Ratio of net investment income (loss) (%)	.56	.48[d]	.36[c]	.24	.60
Portfolio turnover rate (%)	21	30	16	17	15
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Performance Summary December 31, 2008

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.10% and 1.46% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P® Developed SmallCap Index

The S&P® Developed SmallCap Index (formerly the S&P/Citigroup Extended Market Index-World), is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,004	$6,678	$9,735	$13,776
	Average annual total return	-49.96%	-12.59%	-.54%	3.26%
S&P Developed SmallCap Index	Growth of $10,000	$5,625	$7,301	$10,410	$14,967
	Average annual total return	-43.75%	-9.96%	.81%	4.12%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$4,984	$6,616	$9,617	$13,444
	Average annual total return	-50.16%	-12.86%	-.78%	3.00%
S&P Developed SmallCap Index	Growth of $10,000	$5,625	$7,301	$10,410	$14,967
	Average annual total return	-43.75%	-9.96%	.81%	4.12%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 563.30	$ 561.70
Expenses Paid per $1,000*	$ 3.85	$ 5.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.21	$ 1,018.60
Expenses Paid per $1,000*	$ 4.98	$ 6.60
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	.98%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Global Opportunities VIP

Amid the extremely negative investment environment of the 12-month period ended December 31, 2008, DWS Global Opportunities VIP Class A shares (unadjusted for contract charges) declined -49.96% and lagged the -43.75% return of the S&P® Developed SmallCap Index (formerly the S&P/Citigroup Extended Market Index-World).

We are disappointed to report that stock selection was the primary cause of the Portfolio's underperformance. Our emphasis on using fundamental research to find high-quality growth companies was not rewarded during the past year, reflecting the fact that investor fear caused higher-quality companies to decline in tandem with other, less attractive companies. In these unusual market conditions, our focus on fundamentals did not translate into outperformance.

Stock selections in the financial, information technology and consumer staples sectors were notable sources of underperformance in 2008. On the plus side, we generated the best relative performance in the health care and consumer discretionary sectors. The top individual contributors were Thoratec Corp. and Fresenius Medical Care AG & Co., while the leading detractors were SunOpta, Inc., Piraeus Bank S.A.* and Anglo Irish Bank Corp. PLC.

While the past year has been a difficult time to be invested in small-cap stocks, the extreme market volatility has provided an opportunity to establish long-term positions in fast-growing companies at very attractive valuation levels. Overall, we believe the portfolio is defensively positioned due to our preference for the highest-quality fundamentally sound growth companies. We believe this is the most effective way to approach a market characterized by both high risks and increasingly compelling opportunities.

Joseph Axtell, CFA Jeffrey Saeger, CFA
Portfolio Managers

The S&P Developed SmallCap Index (formerly the S&P/Citigroup Extended Market Index-World), is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

United States	41%	31%
Continental Europe	35%	38%
United Kingdom	8%	9%
Japan	7%	6%
Pacific Basin	5%	10%
Canada	1%	2%
Australia	1%	2%
Latin America	1%	1%
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	21%	16%
Industrials	20%	16%
Information Technology	18%	18%
Financials	12%	21%
Consumer Discretionary	10%	10%
Energy	9%	10%
Consumer Staples	5%	3%
Utilities	4%	4%
Materials	1%	1%
Telecommunication Services	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 57 . A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 98.0%
Australia 0.6%
Austal Ltd. (Cost $1,028,811)	538,533	735,763
Bahrain 0.4%
Gulf Finance House EC (GDR) 144A (Cost $1,138,485)	50,082	425,697
Belgium 0.4%
Hansen Transmissions International NV* (Cost $1,014,963)	286,190	482,621
Brazil 0.5%
Diagnosticos da America SA (Cost $1,502,673)	66,100	643,535
Canada 1.4%
CAE, Inc.	153,300	1,005,857
OPTI Canada, Inc.*	155,100	226,295
SunOpta, Inc.*	336,500	528,305
(Cost $5,479,171)		1,760,457
China 1.2%
Minth Group Ltd.	1,782,200	718,935
Soho China Ltd.	732,500	317,160
VanceInfo Technologies, Inc. (ADR)*	97,800	464,550
(Cost $1,838,606)		1,500,645
Cyprus 0.8%
Prosafe Production Public Ltd.*(a)	247,423	396,307
ProSafe SE (b)	152,963	583,175
(Cost $2,275,949)		979,482
France 2.4%
Financiere Marc de Lacharriere SA (a)	21,810	680,290
Flamel Technologies SA (ADR)* (a)	200,700	786,744
JC Decaux SA	82,396	1,418,659
(Cost $6,219,557)		2,885,693
Germany 15.4%
Fresenius Medical Care AG & Co. KGaA	129,507	6,072,988
Grenkeleasing AG	22,417	562,511
M.A.X. Automation AG	284,739	896,684
QSC AG*	219,612	388,028
Rational AG (a)	10,184	1,208,254
SGL Carbon AG* (a)	42,100	1,438,445
Software AG	29,904	1,688,234
Stada Arzneimittel AG	81,334	2,378,854
Tognum AG	45,157	576,811
United Internet AG (Registered) (a)	237,543	2,126,030
Wincor Nixdorf AG	31,634	1,508,246
(Cost $15,472,529)		18,845,085
Greece 1.7%
Coca-Cola Hellenic Bottling Co. SA	101,300	1,477,724
Hellenic Exchanges SA	81,800	644,018
(Cost $2,173,850)		2,121,742
	Shares	Value ($)

Hong Kong 3.4%
K Wah International Holdings Ltd.	2,598,000	424,581
Kingboard Chemical Holdings Ltd.	799,640	1,446,996
Midland Holdings Ltd.	1,550,357	557,281
Wing Hang Bank Ltd.	196,700	1,139,534
Xinyi Glass Holdings Co., Ltd. (c)	2,160,000	584,028
(Cost $4,353,189)		4,152,420
Ireland 4.9%
Anglo Irish Bank Corp. PLC	236,421	56,779
C&C Group PLC	465,849	943,174
FBD Holdings PLC	26,000	265,415
ICON PLC (ADR)*	76,400	1,504,316
Kingspan Group PLC	91,146	397,368
Norkom Group PLC*	297,432	206,723
Paddy Power PLC	67,729	1,267,822
Ryanair Holdings PLC*	319,528	1,326,859
(Cost $8,277,547)		5,968,456
Italy 1.3%
Prysmian SpA (Cost $2,222,420)	100,453	1,577,725
Japan 7.0%
AEON Credit Service Co., Ltd.	77,200	816,783
AEON Mall Co., Ltd.	121,000	2,336,004
JAFCO Co., Ltd.	19,100	488,272
Mitsubishi UFJ Lease & Finance Co., Ltd.	34,660	880,587
Nidec Corp.	19,000	738,866
Shinko Plantech Co., Ltd.	181,300	1,534,634
Sumitomo Realty & Development Co., Ltd.	86,000	1,281,320
Wacom Co., Ltd. (a)	541	478,598
(Cost $9,046,289)		8,555,064
Netherlands 5.7%
Arcadis NV (a)	60,716	800,443
Chicago Bridge & Iron Co. NV (NY Registered Shares)	60,700	610,035
Koninklijke Vopak NV	27,573	1,046,212
QIAGEN NV* (a)	156,000	2,726,175
SBM Offshore NV	133,045	1,743,441
(Cost $7,507,816)		6,926,306
Spain 0.5%
Tecnicas Reunidas SA (Cost $1,500,429)	24,688	645,132
Sweden 0.0%
Micronic Laser Systems AB* (a) (Cost $607,066)	63,300	48,029
Switzerland 1.2%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	15,290	418,211
Partners Group Holding AG	15,400	1,094,891
(Cost $1,592,201)		1,513,102
Taiwan 0.7%
Siliconware Precision Industries Co. (Cost $636,347)	1,010,743	883,338
	Shares	Value ($)

United Arab Emirates 0.5%
Lamprell PLC (Cost $1,204,470)	368,174	624,665
United Kingdom 8.1%
Aegis Group PLC	406,459	438,205
ARM Holdings PLC	805,246	1,007,643
Ashmore Group PLC	491,229	946,681
Babcock International Group PLC	166,156	1,142,990
Carphone Warehouse Group PLC	307,703	399,505
John Wood Group PLC	170,975	466,384
Kofax PLC	289,575	580,053
Michael Page International PLC	288,739	898,656
Serco Group PLC	410,345	2,670,727
Xchanging PLC (a)	405,910	1,379,823
(Cost $15,272,784)		9,930,667
United States 39.9%
Advance Auto Parts, Inc.	38,850	1,307,302
Aecom Technology Corp.*	77,368	2,377,519
Aeropostale, Inc.*	36,900	594,090
Allegheny Energy, Inc.	149,500	5,062,070
American Eagle Outfitters, Inc.	74,200	694,512
AMERIGROUP Corp.*	69,100	2,039,832
ANSYS, Inc.*	11,700	326,313
BE Aerospace, Inc.*	64,100	492,929
Cameron International Corp.*	13,700	280,850
Carter's, Inc.*	65,200	1,255,752
Chattem, Inc.*	13,100	937,043
Cogent, Inc.*	89,400	1,213,158
Deckers Outdoor Corp.*	10,000	798,700
Diamond Foods, Inc.	58,300	1,174,745
Dresser-Rand Group, Inc.*	79,100	1,364,475
EMS Technologies, Inc.*	46,600	1,205,542
Foundation Coal Holdings, Inc.	44,100	618,282
FTI Consulting, Inc.* (a)	52,950	2,365,806
Green Mountain Coffee Roasters, Inc.* (a)	32,400	1,253,880
Itron, Inc.* (a)	52,100	3,320,854
Jefferies Group, Inc.	46,500	653,790
	Shares	Value ($)

Joy Global, Inc.	66,475	1,521,613
Lam Research Corp.*	25,300	538,384
Life Technologies Corp.*	45,400	1,058,274
Martin Marietta Materials, Inc. (a)	6,800	660,144
Metabolix, Inc.* (a)	42,500	540,600
Mueller Water Products, Inc. "A"	62,100	521,640
Mylan, Inc.* (a)	134,900	1,334,161
NeuStar, Inc. "A"*	58,900	1,126,757
NxStage Medical, Inc.*	175,600	468,852
Owens & Minor, Inc.	48,300	1,818,495
Perficient, Inc.*	49,500	236,610
Phillips-Van Heusen Corp.	28,800	579,744
Schawk, Inc.	78,400	898,464
Somanetics Corp.*	75,900	1,253,109
Thoratec Corp.*	93,200	3,028,068
THQ, Inc.*	121,200	507,828
Ultra Petroleum Corp.*	77,800	2,684,878
Waddell & Reed Financial, Inc. "A"	48,500	749,810
(Cost $47,468,907)		48,864,875
Total Common Stocks (Cost $137,834,059)		120,070,499

Securities Lending Collateral 13.9%
Daily Assets Fund Institutional, 1.69% (d) (e) (Cost $17,084,496)	17,084,496	17,084,496

Cash Equivalents 1.3%
Cash Management QP Trust, 1.42% (d) (Cost $1,583,652)	1,583,652	1,583,652
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $156,502,207)+	113.2	138,738,647
Other Assets and Liabilities, Net	(13.2)	(16,194,822)
Net Assets	100.0	122,543,825
* Non-income producing security.
+ The cost for federal income tax purposes was $158,829,287. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $20,090,640. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,728,164 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,818,804.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $16,526,028, which is 13.5% of net assets.
(b) Security is listed in country of domicile. Significant business activities of the company are in Norway.
(c) Security is listed in country of domicile. Significant business activities of the company are in China.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 71,719,009
Level 2	67,019,638
Level 3	—
Total	$ 138,738,647

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $137,834,059), including $16,526,028 of securities loaned	$ 120,070,499
Investment in Daily Assets Fund Institutional (cost $17,084,496)*	17,084,496
Investment in Cash Management QP Trust (cost $1,583,652)	1,583,652
Total investments, at value (cost $156,502,207)	138,738,647
Cash	418
Foreign currency, at value (cost $27,783)	28,197
Receivable for investments sold	847,640
Dividends receivable	39,412
Interest receivable	31,710
Receivable for Portfolio shares sold	82,512
Foreign taxes recoverable	24,745
Other assets	38,829
Total assets	139,832,110
Liabilities
Payable for Portfolio shares redeemed	15,150
Payable upon return of securities loaned	17,084,496
Accrued management fee	60,395
Accrued distribution service fee (Class B)	1,040
Other accrued expenses and payables	127,204
Total liabilities	17,288,285
Net assets, at value	$ 122,543,825
Net Assets Consist of
Undistributed net investment income	298,854
Net unrealized appreciation (depreciation) on: Investments	(17,763,560)
Foreign currency	(915)
Accumulated net realized gain (loss)	(14,322,470)
Paid-in capital	154,331,916
Net assets, at value	$ 122,543,825
Class A Net Asset Value, offering and redemption price per share ($117,421,297 ÷ 15,069,861 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.79
Class B Net Asset Value, offering and redemption price per share ($5,122,528 ÷ 669,567 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.65
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $323,075)	$ 5,015,732
Interest	4,084
Interest — Cash Management QP Trust	117,270
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	623,481
Total Income	5,760,567
Expenses: Management fee	2,040,460
Administration fee	229,265
Custodian fee	152,041
Distribution service fee (Class B)	22,275
Services to shareholders	1,037
Record keeping fee (Class B)	5,578
Professional fees	79,387
Trustees' fees and expenses	11,624
Reports to shareholders	9,453
Other	19,828
Total expenses before expense reductions	2,570,948
Expense reductions	(283,039)
Total expenses after expense reductions	2,287,909
Net investment income (loss)	3,472,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,343,628)
Foreign currency	(70,789)
(11,414,417)
Change in net unrealized appreciation (depreciation) on: Investments	(135,414,718)
Foreign currency	(18,560)
(135,433,278)
Net gain (loss)	(146,847,695)
Net increase (decrease) in net assets resulting from operations	$ (143,375,037)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 3,472,658	$ 1,523,675
Net realized gain (loss)	(11,414,417)	41,714,536
Change in net unrealized appreciation (depreciation)	(135,433,278)	(9,538,525)
Net increase (decrease) in net assets resulting from operations	(143,375,037)	33,699,686
Distributions to shareholders from: Net investment income: Class A	(606,759)	(4,162,201)
Class B	—	(385,143)
Net realized gains: Class A	(38,799,742)	(23,747,876)
Class B	(1,584,503)	(2,659,501)
Total distributions	(40,991,004)	(30,954,721)
Portfolio share transactions: Class A Proceeds from shares sold	9,798,954	25,551,412
Reinvestment of distributions	39,406,501	27,910,077
Cost of shares redeemed	(64,901,647)	(76,124,259)
Net increase (decrease) in net assets from Class A share transactions	(15,696,192)	(22,662,770)
Class B Proceeds from shares sold	887,328	2,661,166
Reinvestment of distributions	1,584,503	3,044,644
Cost of shares redeemed	(2,362,537)	(30,666,540)
Net increase (decrease) in net assets from Class B share transactions	109,294	(24,960,730)
Increase (decrease) in net assets	(199,952,939)	(44,878,535)
Net assets at beginning of period	322,496,764	367,375,299
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $298,854 and $4,870,687, respectively)	$ 122,543,825	$ 322,496,764
Other Information
Class A Shares outstanding at beginning of period	16,980,253	18,234,839
Shares sold	754,392	1,377,801
Shares issued to shareholders in reinvestment of distributions	2,730,873	1,512,741
Shares redeemed	(5,395,657)	(4,145,128)
Net increase (decrease) in Class A shares	(1,910,392)	(1,254,586)
Shares outstanding at end of period	15,069,861	16,980,253
Class B Shares outstanding at beginning of period	673,793	2,034,192
Shares sold	67,771	144,813
Shares issued to shareholders in reinvestment of distributions	111,428	167,013
Shares redeemed	(183,425)	(1,672,225)
Net increase (decrease) in Class B shares	(4,226)	(1,360,399)
Shares outstanding at end of period	669,567	673,793

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 18.28	$ 18.15	$ 15.00	$ 12.77	$ 10.38
Income (loss) from investment operations: Net investment income (loss)[a]	.20[e]	.08[d]	.03[c]	.04	.01
Net realized and unrealized gain (loss)	(8.18)	1.61	3.28	2.27	2.41
Total from investment operations	(7.98)	1.69	3.31	2.31	2.42
Less distributions from: Net investment income	(.04)	(.23)	(.16)	(.08)	(.03)
Net realized gains	(2.47)	(1.33)	—	—	—
Total distributions	(2.51)	(1.56)	(.16)	(.08)	(.03)
Net asset value, end of period	$ 7.79	$ 18.28	$ 18.15	$ 15.00	$ 12.77
Total Return (%)	(49.96)[b]	9.33[b]	22.08[c]	18.19	23.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	310	331	285	232
Ratio of expenses before expense reductions (%)	1.11	1.14	1.12	1.17	1.18
Ratio of expenses after expense reductions (%)	.99	1.12	1.12	1.17	1.18
Ratio of net investment income (loss) (%)	1.53[e]	.45[d]	.16[c]	.32	.09
Portfolio turnover rate (%)	21	19	28	30	24
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets, respectively.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 18.03	$ 17.93	$ 14.84	$ 12.62	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[a]	.16[f]	.01[e]	(.00)[b,d]	.03	(.01)
Net realized and unrealized gain (loss)	(8.07)	1.61	3.24	2.24	2.38
Total from investment operations	(7.91)	1.62	3.24	2.27	2.37
Less distributions from: Net investment income	—	(.19)	(.15)	(.05)	—
Net realized gains	(2.47)	(1.33)	—	—	—
Total distributions	(2.47)	(1.52)	(.15)	(.05)	—
Net asset value, end of period	$ 7.65	$ 18.03	$ 17.93	$ 14.84	$ 12.62
Total Return (%)	(50.16)[c]	8.92[c]	21.88[c,d]	18.06[c]	23.12[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	12	37	33	24
Ratio of expenses before expense reductions (%)	1.42	1.53	1.51	1.54	1.52
Ratio of expenses after expense reductions (%)	1.30	1.50	1.31	1.24	1.39
Ratio of net investment income (loss) (%)	1.21[f]	.07[e]	(.03)[d]	.25	(.12)
Portfolio turnover rate (%)	21	19	28	30	24
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets, respectively.

Performance Summary December 31, 2008

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.94% and 1.19% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,179	$7,472	$10,115	$8,824
	Average annual total return	-48.21%	-9.26%	.23%	-1.24%
MSCI EAFE® Index	Growth of $10,000	$5,662	$7,953	$10,857	$10,828
	Average annual total return	-43.38%	-7.35%	1.66%	.80%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$5,175	$7,417	$9,976	$8,623
	Average annual total return	-48.25%	-9.48%	-.05%	-1.47%
MSCI EAFE® Index	Growth of $10,000	$5,662	$7,953	$10,857	$10,828
	Average annual total return	-43.38%	-7.35%	1.66%	.80%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 556.30	$ 557.20
Expenses Paid per $1,000*	$ 3.79	$ 4.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.26	$ 1,019.00
Expenses Paid per $1,000*	$ 4.93	$ 6.19
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.97%	1.22%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS International VIP

The MSCI EAFE® Index (the Portfolio's benchmark) returned -43.38% during the 12-month period ended December 31, 2008, a year that was characterized by the rapid expansion of the global financial crisis, slowing economic growth and sharply elevated investor risk aversion. During the same period, Class A shares of the Portfolio returned -48.21% (unadjusted for contract charges), underperforming the index. The primary reason for underperformance was the Portfolio's level of risk exposure coming into the autumn downturn. Starting in mid-August, we sought to reduce risk by decreasing the Portfolio's weightings in higher-risk areas such as mid- and small-caps, emerging-market stocks and cyclicals. Unfortunately, we did not make these changes quickly enough to prevent underperformance.

For the full year, the Portfolio's return was helped by an underweight in financials and favorable stock selection in the information technology and health care sectors, but this was offset by weaker stock selection in the consumer staples and consumer discretionary sectors.1 The leading contributors to performance included iShares MSCI Japan Index Fund, BASF SE and China Mobile Ltd. The most significant detractors were the Russian gas company Gazprom and the brewer Carlsberg AS.

Believing that recovery in the global economy will likely occur slowly, we are maintaining a defensive positioning in the Portfolio. We believe sectors with high cash flows, stable earnings and a low sensitivity to economic trends, such as health care and telecommunications are well positioned in this market. At the same time, the Portfolio is underweight in areas that are more dependent on economic growth, such as industrials, financials and the consumer discretionary sector. Although defensive for now, we are also keeping a close eye on stock-specific opportunities given that dividend yields are attractive and price-to-book values are at their lowest level of the past 10-15 years.

Joseph Axtell, CFA
Portfolio Manager

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	93%	98%
Exchange Traded Funds	5%	—
Cash Equivalents	2%	—
Preferred Stocks	—	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Continental Europe	62%	53%
Japan	22%	14%
United Kingdom	8%	15%
Pacific Basin	5%	7%
Latin America	2%	3%
Australia	—	3%
Middle East	—	3%
Other	1%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/08	12/31/07

Health Care	22%	6%
Financials	20%	22%
Telecommunication Services	12%	9%
Energy	11%	5%
Consumer Staples	10%	7%
Utilities	4%	5%
Industrials	8%	17%
Materials	8%	10%
Information Technology	5%	5%
Consumer Discretionary	—	14%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 70 . A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS International VIP

	Shares	Value ($)

Common Stocks 93.1%
Austria 2.1%
Intercell AG* (a) (Cost $5,900,688)	203,044	6,225,455
Brazil 1.1%
Petroleo Brasileiro SA (ADR) (Cost $6,908,534)	132,700	3,249,823
Canada 0.8%
Potash Corp. of Saskatchewan, Inc. (Cost $4,038,322)	31,221	2,264,543
China 2.1%
China Life Insurance Co., Ltd. "H" (Cost $7,675,110)	2,054,200	6,330,186
Denmark 3.5%
Carlsberg AS "B"	122,625	4,025,899
Novo Nordisk AS "B"	127,500	6,488,396
(Cost $20,683,392)		10,514,295
Finland 2.9%
Fortum Oyj	253,300	5,440,729
Nokia Oyj	201,000	3,116,089
(Cost $15,817,151)		8,556,818
France 8.7%
Alstom SA	50,830	3,001,655
AXA SA	225,021	5,016,775
BNP Paribas	91,224	3,852,060
Societe Generale	100,059	5,067,741
Total SA	166,273	9,064,817
(Cost $29,786,169)		26,003,048
Germany 18.4%
Allianz SE (Registered)	57,948	6,215,391
BASF SE	133,400	5,271,239
Bayer AG	117,992	6,931,411
Deutsche Boerse AG	83,700	6,096,062
Deutsche Telekom AG (Registered)	441,000	6,700,361
E.ON AG	128,504	5,196,337
Fresenius Medical Care AG & Co. KGaA	99,682	4,674,401
Gerresheimer AG	128,308	3,517,674
Linde AG	46,200	3,909,605
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	39,700	6,238,736
(Cost $53,732,769)		54,751,217
Hong Kong 2.2%
China Mobile Ltd. (Cost $7,033,629)	637,500	6,463,488
Ireland 1.0%
CRH PLC (Cost $2,997,259)	114,700	2,894,760
Italy 2.7%
Intesa Sanpaolo	1,337,500	4,817,583
Saipem SpA	197,500	3,316,293
(Cost $16,369,994)		8,133,876
	Shares	Value ($)

Japan 16.4%
Astellas Pharma, Inc.	124,100	5,049,802
Canon, Inc.	189,150	5,937,710
East Japan Railway Co.	85,500	6,657,465
Japan Tobacco, Inc.	1,869	6,189,013
Mitsubishi Corp.	250,500	3,516,630
Mitsubishi UFJ Financial Group, Inc.	660,100	4,095,870
Nintendo Co., Ltd.	11,600	4,456,661
Nippon Telegraph & Telephone Corp.	81,000	4,334,502
Seven & I Holdings Co., Ltd.	128,000	4,385,245
Terumo Corp.	90,300	4,228,840
(Cost $52,715,201)		48,851,738
Luxembourg 0.9%
ArcelorMittal (Cost $4,915,693)	114,170	2,751,863
Mexico 0.6%
America Movil SAB de CV "L" (ADR) (Cost $3,372,337)	59,600	1,847,004
Norway 2.4%
DnB NOR ASA	448,100	1,789,984
StatoilHydro ASA	325,400	5,359,426
(Cost $14,620,371)		7,149,410
Russia 1.1%
Gazprom (ADR) (Cost $8,840,547)	219,400	3,139,524
Singapore 1.2%
United Overseas Bank Ltd. (Cost $5,690,961)	397,000	3,583,743
Spain 3.1%
Telefonica SA (Cost $7,881,341)	411,463	9,223,134
Switzerland 13.9%
ABB Ltd. (Registered)*	329,231	4,962,898
Lonza Group AG (Registered)	53,091	4,907,996
Nestle SA (Registered)	239,973	9,457,954
Novartis AG (Registered)	183,869	9,212,662
Roche Holding AG (Genusschein)	61,048	9,397,344
Xstrata PLC	366,059	3,412,633
(Cost $44,490,633)		41,351,487
United Kingdom 8.0%
AMEC PLC	296,311	2,114,926
Babcock International Group PLC	178,511	1,227,980
BAE Systems PLC	427,314	2,328,969
BG Group PLC	310,040	4,304,523
HSBC Holdings PLC	254,314	2,434,097
Imperial Tobacco Group PLC	179,325	4,790,332
Vodafone Group PLC	3,363,709	6,771,529
(Cost $33,019,533)		23,972,356
Total Common Stocks (Cost $346,489,634)		277,257,768

	Shares	Value ($)

Exchange Traded Fund 4.8%
Japan
iShares MSCI Japan Index Fund (a) (Cost $17,641,521)	1,477,990	14,188,704

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $3,581,750)	3,581,750	3,581,750

	Shares	Value ($)

Cash Equivalents 1.6%
Cash Management QP Trust, 1.42% (b) (Cost $4,912,228)	4,912,228	4,912,228
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $372,625,133)+	100.7	299,940,450
Other Assets and Liabilities, Net	(0.7)	(2,180,816)
Net Assets	100.0	297,759,634
* Non-income producing security.
+ The cost for federal income tax purposes was $375,669,028. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $75,728,578. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,641,676 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $97,370,254.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $3,462,631, which is 1.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 28,271,348
Level 2	271,669,102
Level 3	—
Total	$ 299,940,450

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $364,131,155), including $3,462,631 of securities loaned	$ 291,446,472
Investment in Daily Assets Fund Institutional (cost $3,581,750)*	3,581,750
Investment in Cash Management QP Trust (cost $4,912,228)	4,912,228
Total investments, at value (cost $372,625,133)	299,940,450
Foreign currency, at value (cost $1,144,364)	1,139,056
Dividends receivable	528,481
Interest receivable	12,638
Receivable for Portfolio shares sold	294,967
Foreign taxes recoverable	174,253
Other assets	13,892
Total assets	302,103,737
Liabilities
Cash overdraft	3,198
Payable for Portfolio shares redeemed	422,617
Payable upon return of securities loaned	3,581,750
Accrued management fee	72,431
Accrued distriubtion service fee (Class B)	81
Other accrued expenses and payables	264,026
Total liabilities	4,344,103
Net assets, at value	$ 297,759,634
Net Assets Consist of
Undistributed net investment income	13,320,593
Net unrealized appreciation (depreciation) on: Investments	(72,684,683)
Foreign currency	(22,154)
Accumulated net realized gain (loss)	(120,039,058)
Paid-in capital	477,184,936
Net assets, at value	$ 297,759,634
Class A Net Asset Value, offering and redemption price per share ($297,365,049 ÷ 45,605,566 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.52
Class B Net Asset Value, offering and redemption price per share ($394,585 ÷ 60,497 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.52
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,421,293)	$ 18,201,162
Interest	49,110
Interest — Cash Management QP Trust	203,706
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	759,041
Other income	6,749
Total Income	19,219,768
Expenses: Management fee	3,994,718
Administration fee	519,230
Custodian fee	473,256
Distribution service fee (Class B)	9,785
Services to shareholders	2,789
Record keeping fee (Class B)	3,228
Professional fees	94,496
Trustees' fees and expenses	27,641
Reports to shareholders	50,009
Other	67,427
Total expenses before expense reductions	5,242,579
Expense reductions	(216,496)
Total expenses after expense reductions	5,026,083
Net investment income (loss)	14,193,685
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $13,109)	(117,379,961)
Foreign currency	(708,199)
Payments by affiliates (See Note H)	304,364
(117,783,796)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $152,816)	(202,765,850)
Foreign currency	(45,588)
(202,811,438)
Net gain (loss)	(320,595,234)
Net increase (decrease) in net assets resulting from operations	$ (306,401,549)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 14,193,685	$ 11,097,935
Net realized gain (loss)	(117,783,796)	163,447,235
Change in net unrealized appreciation (depreciation)	(202,811,438)	(70,490,293)
Net increase (decrease) in net assets resulting from operations	(306,401,549)	104,054,877
Distributions to shareholders from: Net investment income: Class A	(7,239,383)	(17,645,331)
Class B	(82,273)	(1,050,909)
Net realized gains: Class A	(94,147,000)	—
Class B	(1,663,249)	—
Total distributions	(103,131,905)	(18,696,240)
Portfolio share transactions: Class A Proceeds from shares sold	22,286,975	64,649,737
Reinvestment of distributions	101,386,383	17,645,331
Cost of shares redeemed	(121,263,622)	(163,705,768)
Net increase (decrease) in net assets from Class A share transactions	2,409,736	(81,410,700)
Class B Proceeds from shares sold	338,048	1,213,337
Reinvestment of distributions	1,745,522	1,050,909
Cost of shares redeemed	(11,371,669)	(45,235,722)
Net increase (decrease) in net assets from Class B share transactions	(9,288,099)	(42,971,476)
Increase (decrease) in net assets	(416,411,817)	(39,023,539)
Net assets at beginning of period	714,171,451	753,194,990
Net assets at end of period (including undistributed net investment income of $13,320,593 and $7,187,701, respectively)	$ 297,759,634	$ 714,171,451
Other Information
Class A Shares outstanding at beginning of period	46,761,118	52,299,023
Shares sold	2,117,696	4,471,485
Shares issued to shareholders in reinvestment of distributions	8,413,808	1,243,505
Shares redeemed	(11,687,056)	(11,252,895)
Net increase (decrease) in Class A shares	(1,155,552)	(5,537,905)
Shares outstanding at end of period	45,605,566	46,761,118
Class B Shares outstanding at beginning of period	818,856	3,829,429
Shares sold	26,121	84,891
Shares issued to shareholders in reinvestment of distributions	144,736	74,060
Shares redeemed	(929,216)	(3,169,524)
Net increase (decrease) in Class B shares	(758,359)	(3,010,573)
Shares outstanding at end of period	60,497	818,856

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.01	$ 13.42	$ 10.85	$ 9.50	$ 8.26
Income (loss) from investment operations: Net investment income (loss)[a]	.29[e]	.21[d]	.28[c]	.15	.09
Net realized and unrealized gain (loss)	(6.46)	1.73	2.51	1.36	1.26
Total from investment operations	(6.17)	1.94	2.79	1.51	1.35
Less distributions from: Net investment income	(.17)	(.35)	(.22)	(.16)	(.11)
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.32)	(.35)	(.22)	(.16)	(.11)
Net asset value, end of period	$ 6.52	$ 15.01	$ 13.42	$ 10.85	$ 9.50
Total Return (%)	(48.21)[b,f]	14.59	25.91	16.17	16.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	297	702	702	558	533
Ratio of expenses before expense reductions (%)	1.01	.98	.98	1.02	1.04
Ratio of expenses after expense reductions (%)	.97	.98	.98	1.02	1.04
Ratio of net investment income (loss) (%)	2.74[e]	1.48[d]	2.32[c]	1.59	1.05
Portfolio turnover rate (%)	123	108	105	59	73
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.98	$ 13.38	$ 10.82	$ 9.48	$ 8.24
Income (loss) from investment operations: Net investment income (loss)[a]	.23[e]	.16[d]	.24[c]	.12	.06
Net realized and unrealized gain (loss)	(6.43)	1.73	2.50	1.35	1.27
Total from investment operations	(6.20)	1.89	2.74	1.47	1.33
Less distributions from: Net investment income	(.11)	(.29)	(.18)	(.13)	(.09)
Net realized gains	(2.15)	—	—	—	—
Total distributions	(2.26)	(.29)	(.18)	(.13)	(.09)
Net asset value, end of period	$ 6.52	$ 14.98	$ 13.38	$ 10.82	$ 9.48
Total Return (%)	(48.25)[b,f]	14.25[b]	25.44[b]	15.71[b]	16.24[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.40	12	51	40	35
Ratio of expenses before expense reductions (%)	1.33	1.41	1.37	1.41	1.38
Ratio of expenses after expense reductions (%)	1.28	1.39	1.36	1.37	1.35
Ratio of net investment income (loss) (%)	2.42[e]	1.07[d]	1.94[c]	1.24	.74
Portfolio turnover rate (%)	123	108	105	59	73
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets, respectively.
f Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

Performance Summary December 31, 2008

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.90% and 1.28% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® GSSI Health Care Sector Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® GSSI Health Care Sector Index is an unmanaged, market capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$7,680	$9,230	$10,975	$12,017
	Average annual total return	-23.20%	-2.64%	1.88%	2.42%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,325
	Average annual total return	-37.00%	-8.36%	-2.19%	-2.36%
S&P GSSI Health Care Sector Index	Growth of $10,000	$7,641	$8,721	$10,390	$10,354
	Average annual total return	-23.59%	-4.46%	.77%	.45%
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$7,650	$9,134	$10,775	$14,531
	Average annual total return	-23.50%	-2.97%	1.50%	5.92%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$10,335
	Average annual total return	-37.00%	-8.36%	-2.19%	.51%
S&P GSSI Health Care Sector Index	Growth of $10,000	$7,641	$8,721	$10,390	$12,396
	Average annual total return	-23.59%	-4.46%	.77%	3.35%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 824.60	$ 822.60
Expenses Paid per $1,000*	$ 4.17	$ 5.77
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.56	$ 1,018.80
Expenses Paid per $1,000*	$ 4.62	$ 6.39
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.91%	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

The accompanying notes are an integral part of the financial statements.

Management Summary December 31, 2008

DWS Health Care VIP

During a period of economic weakness and instability in the financial system, which led investors to favor more defensive sectors such as health care, DWS Health Care VIP posted a negative return but strongly outperformed the general market with a -23.20% total return for its most recent fiscal year ended December 31, 2008 (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor's® 500 (S&P 500) Index returned -37.00% and the S&P GSSI Healthcare Sector Index returned -23.59% over the same period.

The portfolio's underweight positions in Medtronic, Inc., Merck & Co., Inc. and UnitedHealth Group, Inc., relative to the benchmark, helped performance during the annual period.1 Medtronic shares declined due to deteriorating trends in four of its five major businesses, while Merck shares were negatively impacted by concerns over its cholesterol drug franchise following disappointing data from clinical studies. In addition, sales trends for the company's key drugs were weaker than expected. UnitedHealth shares also declined significantly, as the company lowered its earnings forecast to reflect pressure on profit margins from higher medical costs and weaker than expected enrollment trends. The largest detractors from the Portfolio's relative performance came from underweight positions in Pfizer, Inc. and Johnson & Johnson. These companies' shares, representing meaningful weightings within the portfolio's benchmarks, held up better than industry averages during the period as investors favored more defensive, large-cap issues during the financial and economic crisis.

We believe that health care stocks should continue to outperform the general market as worries about the global economy and the credit crisis overshadow concerns over the potential impact of health care reform on sector financials. Despite the potential for declines in health care consumption due to higher drug co-payments, rising unemployment and the deferral of medical procedures, we think this sector is well positioned in the current environment. We expect health care reform to eventually lower overall health care spending. However, we are not convinced that major changes to the industry will be enacted and implemented before 2010.

The following person is responsible for the day-to-day management of the Portfolio.

Leefin Lai, CFA, CPA
Portfolio Manager

The following person serves as a consultant to the Advisor of the Portfolio.

Thomas E. Bucher, CFA
Consultant

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P GSSI Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Pharmaceuticals	31%	31%
Biotechnology	26%	21%
Medical Supply & Specialty	20%	21%
Health Care Services	17%	22%
Life Sciences Equipment	6%	5%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 82. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 98.3%
Health Care 98.3%
Biotechnology 25.6%
Acorda Therapeutics, Inc.*	9,100	186,641
Alexion Pharmaceuticals, Inc.* (a)	23,500	850,465
Allos Therapeutics, Inc.*	35,300	216,036
Amgen, Inc.*	36,450	2,104,987
Biogen Idec, Inc.*	25,720	1,225,044
BioMarin Pharmaceutical, Inc.* (a)	37,100	660,380
Celera Corp.*	33,800	376,194
Celgene Corp.*	32,460	1,794,389
Cepheid, Inc.*	17,400	180,612
Gen-Probe, Inc.*	11,000	471,240
Genentech, Inc.*	21,500	1,782,565
Genmab A/S*	4,500	173,620
Genzyme Corp.*	32,800	2,176,936
Gilead Sciences, Inc.*	50,800	2,597,912
Human Genome Sciences, Inc.*	48,200	102,184
Incyte Corp.*	52,200	197,838
OSI Pharmaceuticals, Inc.*	5,200	203,060
Regeneron Pharmaceuticals, Inc.*	18,100	332,316
Rigel Pharmaceuticals, Inc.*	11,300	90,400
United Therapeutics Corp.*	5,400	337,770
Vertex Pharmaceuticals, Inc.* (a)	7,200	218,736
		16,279,325
Health Care Services 16.1%
Aetna, Inc.	24,700	703,950
Allscripts-Misys Healthcare Solutions, Inc. (a)	43,500	431,520
Covance, Inc.*	8,900	409,667
CVS Caremark Corp.	32,931	946,437
Express Scripts, Inc.*	14,400	791,712
Fresenius Medical Care AG & Co. KGaA	24,097	1,129,984
Laboratory Corp. of America Holdings*	16,400	1,056,324
McKesson Corp.	22,200	859,806
Medco Health Solutions, Inc.*	22,268	933,252
Quality Systems, Inc. (a)	9,500	414,390
Quest Diagnostics, Inc.	24,300	1,261,413
UnitedHealth Group, Inc.	21,900	582,540
WellPoint, Inc.*	18,200	766,766
		10,287,761
Life Sciences Tools & Services 5.8%
Charles River Laboratories International, Inc.*	10,900	285,580
Illumina, Inc.*	10,600	276,130
Life Technologies Corp.*	17,028	396,932
Mettler-Toledo International, Inc.*	8,800	593,120
Pharmaceutical Product Development, Inc.	14,700	426,447
Thermo Fisher Scientific, Inc.*	50,000	1,703,500
		3,681,709
	Shares	Value ($)

Medical Supply & Specialty 20.0%
Alcon, Inc.	8,400	749,196
Baxter International, Inc.	49,600	2,658,064
Beckman Coulter, Inc.	6,900	303,186
Becton, Dickinson & Co.	27,600	1,887,564
C.R. Bard, Inc.	15,800	1,331,308
Covidien Ltd.	43,100	1,561,944
Hologic, Inc.*	26,400	345,048
Masimo Corp.*	11,600	346,028
Medtronic, Inc.	34,900	1,096,558
ResMed, Inc.*	10,200	382,296
Stryker Corp. (a)	26,400	1,054,680
Wright Medical Group, Inc.*	13,400	273,762
Zimmer Holdings, Inc.*	18,900	763,938
		12,753,572
Pharmaceuticals 30.8%
Abbott Laboratories	31,600	1,686,492
Allergan, Inc.	18,600	749,952
Astellas Pharma, Inc.	21,800	887,072
Bristol-Myers Squibb Co.	61,500	1,429,875
Cardiome Pharma Corp.*	22,000	100,100
Eli Lilly & Co.	32,100	1,292,667
Johnson & Johnson	31,600	1,890,628
Merck & Co., Inc.	52,400	1,592,960
Merck KGaA	9,462	860,262
Mylan, Inc.* (a)	92,100	910,869
Novartis AG (Registered)	17,897	896,720
Pfizer, Inc.	63,940	1,132,377
Roche Holding AG (Genusschein)	14,711	2,264,519
Sanofi-Aventis	7,538	478,768
Schering-Plough Corp.	61,500	1,047,345
Shire PLC (ADR)	17,400	779,172
Wyeth	37,400	1,402,874
XenoPort, Inc.*	9,500	238,261
		19,640,913
Total Common Stocks (Cost $56,129,449)		62,643,280

Securities Lending Collateral 6.1%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $3,866,250)	3,866,250	3,866,250

Cash Equivalents 1.8%
Cash Management QP Trust, 1.42% (b) (Cost $1,166,346)	1,166,346	1,166,346
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $61,162,045)+	106.2	67,675,876
Other Assets and Liabilities, Net	(6.2)	(3,944,170)
Net Assets	100.0	63,731,706
* Non-income producing security.
+ The cost for federal income tax purposes was $61,733,891. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $5,941,985. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,546,491 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,604,506.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $3,875,282, which is 6.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 59,818,585
Level 2	7,857,291
Level 3	—
Total	$ 67,675,876

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $56,129,449), including $3,875,282 of securities loaned	$ 62,643,280
Investment in Daily Assets Fund Institutional (cost $3,866,250)*	3,866,250
Investment in Cash Management QP Trust (cost $1,166,346)	1,166,346
Total investments, at value (cost $61,162,045)	67,675,876
Cash	7,698
Foreign currency, at value (cost $78,358)	79,948
Receivable for investments sold	225,791
Dividends receivable	85,037
Interest receivable	5,956
Receivable for Portfolio shares sold	61
Foreign taxes recoverable	19,992
Other assets	2,845
Total assets	68,103,204
Liabilities
Payable for investments purchased	223,490
Payable for Portfolio shares redeemed	152,105
Payable upon return of securities loaned	3,866,250
Accrued management fee	34,689
Accrued distribution service fee (Class B)	707
Other accrued expenses and payables	94,257
Total liabilities	4,371,498
Net assets, at value	$ 63,731,706
Net Assets Consist of
Undistributed net investment income	724,957
Net unrealized appreciation (depreciation) on: Investments	6,513,831
Foreign currency	934
Accumulated net realized gain (loss)	(589,149)
Paid-in capital	57,081,133
Net assets, at value	$ 63,731,706
Class A Net Asset Value, offering and redemption price per share ($60,232,294 ÷ 6,373,629 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.45
Class B Net Asset Value, offering and redemption price per share ($3,499,412 ÷ 379,018 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.23
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $35,437)	$ 1,356,362
Interest	1,294
Interest — Cash Management QP Trust	46,802
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	131,903
Total Income	1,536,361
Expenses: Management fee	600,311
Administration fee	90,272
Custodian fee	14,355
Distribution service fee (Class B)	11,468
Services to shareholders	419
Record keeping fee (Class B)	4,587
Professional fees	59,999
Trustees' fees and expenses	4,905
Reports to shareholders	36,465
Other	21,239
Total expenses before expense reductions	844,020
Expense reductions	(606)
Total expenses after expense reductions	843,414
Net investment income (loss)	692,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(152,841)
Foreign currency	61,295
(91,546)
Change in net unrealized appreciation (depreciation) on: Investments	(24,348,732)
Foreign currency	(17,254)
(24,365,986)
Net gain (loss)	(24,457,532)
Net increase (decrease) in net assets resulting from operations	$ (23,764,585)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 692,947	$ 173,147
Net realized gain (loss)	(91,546)	15,451,366
Change in net unrealized appreciation (depreciation)	(24,365,986)	(1,128,994)
Net increase (decrease) in net assets resulting from operations	(23,764,585)	14,495,519
Distributions to shareholders from: Net investment income: Class A	(269,428)	—
Net realized gains: Class A	(14,518,785)	(6,096,998)
Class B	(789,529)	(1,254,197)
Total distributions	(15,577,742)	(7,351,195)
Portfolio share transactions: Class A Proceeds from shares sold	15,385,334	9,495,145
Reinvestment of distributions	14,788,213	6,096,998
Cost of shares redeemed	(31,046,167)	(24,413,031)
Net increase (decrease) in net assets from Class A share transactions	(872,620)	(8,820,888)
Class B Proceeds from shares sold	674,757	827,879
Reinvestment of distributions	789,529	1,254,197
Cost of shares redeemed	(1,414,568)	(18,374,489)
Net increase (decrease) in net assets from Class B share transactions	49,718	(16,292,413)
Increase (decrease) in net assets	(40,165,229)	(17,968,977)
Net assets at beginning of period	103,896,935	121,865,912
Net assets at end of period (including undistributed net investment income of $724,957 and $254,916, respectively)	$ 63,731,706	$ 103,896,935
Other Information
Class A Shares outstanding at beginning of period	6,708,658	7,330,897
Shares sold	1,209,692	663,065
Shares issued to shareholders in reinvestment of distributions	1,271,557	431,188
Shares redeemed	(2,816,278)	(1,716,492)
Net increase (decrease) in Class A shares	(335,029)	(622,239)
Shares outstanding at end of period	6,373,629	6,708,658
Class B Shares outstanding at beginning of period	376,902	1,544,881
Shares sold	56,147	59,012
Shares issued to shareholders in reinvestment of distributions	69,318	90,295
Shares redeemed	(123,349)	(1,317,286)
Net increase (decrease) in Class B shares	2,116	(1,167,979)
Shares outstanding at end of period	379,018	376,902

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.68	$ 13.77	$ 13.02	$ 12.00	$ 10.95
Income (loss) from investment operations: Net investment income (loss)[a]	.09[d]	.03[c]	(.01)[b]	(.02)	(.03)
Net realized and unrealized gain (loss)	(3.08)	1.75	.81	1.04	1.08
Total from investment operations	(2.99)	1.78	.80	1.02	1.05
Less distributions from: Net investment income	(.04)	—	—	—	—
Net realized gains	(2.20)	(.87)	(.05)	—	—
Total distributions	(2.24)	(.87)	(.05)	—	—
Net asset value, end of period	$ 9.45	$ 14.68	$ 13.77	$ 13.02	$ 12.00
Total Return (%)	(23.20)	13.20	6.17[b]	8.50	9.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	98	101	109	109
Ratio of expenses (%)	.92	.93	.89	.88	.88
Ratio of net investment income (loss) (%)	.79[d]	.19[c]	(.03)[b]	(.18)	(.29)
Portfolio turnover rate (%)	24	37	47	43	77
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.28% of average daily net assets, respectively.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.40	$ 13.55	$ 12.87	$ 11.91	$ 10.91
Income (loss) from investment operations: Net investment income (loss)[a]	.05[d]	(.03)[c]	(.06)[b]	(.07)	(.08)
Net realized and unrealized gain (loss)	(3.02)	1.75	.79	1.03	1.08
Total from investment operations	(2.97)	1.72	.73	.96	1.00
Less distributions from: Net realized gains	(2.20)	(.87)	(.05)	—	—
Net asset value, end of period	$ 9.23	$ 14.40	$ 13.55	$ 12.87	$ 11.91
Total Return (%)	(23.50)	12.88	5.77[b]	8.06	9.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	21	23	20
Ratio of expenses (%)	1.27	1.34	1.28	1.27	1.27
Ratio of net investment income (loss) (%)	.43[d]	(.22)[c]	(.42)[b]	(.57)	(.68)
Portfolio turnover rate (%)	24	37	47	43	77
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.28% of average daily net assets, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. DWS Bond VIP offers only one class of shares (Class A shares). DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP each offer two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. On May 22, 2008, Class B shares of DWS Bond VIP were liquidated.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2008, for the Portfolio's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Portfolio's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio may use futures in circumstances where portfolio management believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In addition, the DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS Health Care VIP Portfolios may use futures for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Senior Loans. DWS Bond VIP may invest in Senior Loans. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These loans are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2008, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards ($)	Expiration Date	Capital Loss Carryforwards Utilized ($)	Capital Loss Carryforwards Expired ($)
DWS Bond VIP	4,957,000	12/31/2014-12/31/2016	—	—
DWS Growth & Income VIP	27,889,000	12/31/2010-12/31/2016	—	—
DWS Capital Growth VIP	227,747,000	12/31/2009-12/31/2012	29,828,000	19,244,000
DWS Global Opportunities VIP	3,019,000	12/31/2016	—	—
DWS International VIP	77,707,000	12/31/2016	—	—

In addition, from November 1, 2008 through December 31, 2008, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP incurred approximately $16,439,000, $10,255,000, 8,359,000, 10,758,000, 39,288,000 and $736,000, respectively, of net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

At December 31, 2008, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $227,747,000, of which a portion was inherited from its mergers with the SVS Eagle Focused Large Cap Growth Portfolio, Scudder Growth Portfolio, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, and which is included in the table above and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates, range from December 31, 2009, to December 31, 2012, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code. DWS Capital Growth VIP utilized approximately $8,084,000 of non-merger related losses. In addition, the Portfolio utilized approximately $21,744,000 of the inherited amounts, which is included in the table above. Due to certain limitations under Sections 382-384 of the Internal Revenue Code, approximately $19,244,000 of the losses from SVS Eagle Focused Large Cap Growth Portfolio and Scudder Growth Portfolio expired and approximately $332,000 of the losses from DWS Janus Growth Opportunities VIP cannot be used. These losses are excluded from the capital loss carryforward amount of $227,747,000 disclosed above.

Each Portfolio has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in each Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Portfolio will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2008, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	11,876,139	—	(4,957,000)	(28,504,179)
DWS Growth & Income VIP	1,938,429	—	(27,889,000)	(32,890,694)
DWS Capital Growth VIP	7,945,917	—	(227,747,000)	10,574,440
DWS Global Opportunities VIP	2,083,686	—	(3,019,000)	(20,090,640)
DWS International VIP	13,320,593	—	(77,707,000)	(75,728,578)
DWS Health Care VIP	724,957	718,209	—	5,941,985

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Portfolio	2008	2007	2008	2007
DWS Bond VIP	10,914,208	10,397,091	—	—
DWS Growth & Income VIP	15,760,111	3,685,275	26,232,152	4,265,414
DWS Capital Growth VIP	9,451,337	7,146,340	—	—
DWS Global Opportunities VIP	979,171	5,220,901	40,011,833	25,733,820
DWS International VIP	7,386,477	18,696,240	95,745,428	—
DWS Health Care VIP	3,006,032	—	12,571,710	7,351,195
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Other. For each Portfolio, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations	116,593,956	126,836,594
US Treasury Obligations	264,754,396	288,981,537
DWS Growth & Income VIP	192,386,286	234,069,964
DWS Capital Growth VIP	182,722,249	315,927,818
DWS Global Opportunities VIP	47,740,750	96,017,563
DWS International VIP	630,020,593	730,062,614
DWS Health Care VIP	20,839,055	35,904,837

C. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios.

Under the Investment Management Agreement with the Advisor, the Portfolios pay a monthly management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

Prior to December 1, 2008, Aberdeen Asset Management, Inc. ("AAMI") and Aberdeen Asset Management Investment Services Limited ("AAMISL") served as DWS Bond VIP's subadvisor and sub-subadvisor, respectively. AAMI was responsible for the day to day operation of the high-yield and core bond, active fixed-income and high-yield portions of DWS Bond VIP. AAMISL was responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for DWS Bond VIP. The Portfolio's board has approved the termination of AAMI and AAMISL as the Portfolio's subadvisor and sub-subadvisor, respectively. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to AAMI and AAMISL.

For the period from January 1, 2008 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class B	1.03%

In addition, for the period from January 1, 2008 through September 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.63%
DWS Global Opportunities VIP Class A	.99%
DWS Global Opportunities VIP Class B	1.39%

In addition, for the period from October 1, 2008 through September 30, 2009, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Global Opportunities VIP Class A	.95%
DWS Global Opportunities VIP Class B	1.35%
DWS Health Care VIP Class B	1.49%

In addition, for the period from January 1, 2008 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.82%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2008 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth & Income VIP.

Accordingly, for the year ended December 31, 2008, the total management fee, management fee waived, and effective management fee rate are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	782,296	—	.39%
DWS Growth & Income VIP	592,051	83,657.33%
DWS Capital Growth VIP	3,273,016	111,183.36%
DWS Global Opportunities VIP	2,040,460	281,092.77%
DWS International VIP	3,994,718	211,855.73%
DWS Health Care VIP	600,311	—	.67%

In addition, for the year ended December 31, 2008, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Capital Growth VIP	2,532
DWS International VIP	585

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, the Advisor received an Administration Fee as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2008 ($)
DWS Bond VIP	200,589	13,039
DWS Growth & Income VIP	151,808	7,812
DWS Capital Growth VIP	879,862	50,075
DWS Global Opportunities VIP	229,265	10,114
DWS International VIP	519,230	24,304
DWS Health Care VIP	90,272	5,275

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2008, the amounts charged to the Portfolios by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Bond VIP Class A	741	—	189
DWS Bond VIP Class B	19	—	—
DWS Growth & Income VIP Class A	622	241	381
DWS Growth & Income VIP Class B	121	—	23
DWS Capital Growth VIP Class A	886	886	—
DWS Capital Growth VIP Class B	94	94	—
DWS Global Opportunities VIP Class A	501	501	—
DWS Global Opportunities VIP Class B	159	—	63
DWS International VIP Class A	805	805	—
DWS International VIP Class B	45	—	—
DWS Health Care VIP Class A	254	—	57
DWS Health Care VIP Class B	99	—	33

DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended December 31, 2008, the amount charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2008 ($)
DWS Bond VIP	4,623	2,567
DWS Growth & Income VIP	8,322	2,495
DWS Capital Growth VIP	7,133	2,193
DWS Global Opportunities VIP	9,453	2,367
DWS International VIP	9,460	3,345
DWS Health Care VIP	8,427	3,447

Trustees' Fees and Expenses. Each Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. During the period ended December 31, 2008, each Portfolio paid its allocated portion, as follows, of the retirement benefit to the non-continuing Independent Board Members, and each Portfolio was reimbursed by DIMA for this payment:

Portfolio	Amount ($)
DWS Bond VIP	1,213
DWS Growth & Income VIP	988
DWS Capital Growth VIP	5,091
DWS Global Opportunities VIP	1,446
DWS International VIP	3,251
DWS Health Care VIP	535

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP and DWS International VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Fee Reductions

DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
DWS Bond VIP	556
DWS Growth & Income VIP	40
DWS Capital Growth VIP	132
DWS Health Care VIP	71

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 63%.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 32%, 28% and 15%. One participating insurance company was an owner of record, owning 89% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 23%, 11% and 10%. One participating insurance company was an owner of record, owning 92% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53%, 18% and 11%. Two participating insurance companies were owners of record, each owning 63% and 35% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37% and 16%. Three participating insurance companies were owners of record, each owning 65%, 20% and 15% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 70% and 20%. One participating insurance company was an owner of record, owning 100% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Payments Made by Affiliates

During the year ended December 31, 2008, the Advisor fully reimbursed DWS Bond VIP $221 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Portfolio's average net asset, thus having no impact on the Portfolio's total return.

In addition, during the year ended December 31, 2008, the Advisor fully reimbursed DWS International VIP $304,364 for losses incurred on trades executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Portfolios (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2008 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 13, 2009

Tax Information (Unaudited)

DWS Growth & Income VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP paid distributions of $1.46, $2.45, $2.15 and $1.81 per share, respectively, from net long-term capital gains during their year ended December 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Health Care VIP designates approximately $804,000 as capital gain dividends for its year ended December 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS Health Care VIP, 74%, 100%, 42% and 100%, respectively, of their respective income dividends paid during the Portfolios' fiscal year ended December 31, 2008 qualified for the dividends received deduction.

DWS Global Opportunities VIP and DWS International VIP paid foreign taxes of $236,000 and $1,140,104, respectively, and earned $1,947,000 and $14,248,491, respectively, of foreign source income during the year ended December 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, DWS Global Opportunities VIP and DWS International VIP designate $0.01 and $0.02 per share, respectively, as foreign taxes paid and $0.06 and $0.31 per share, respectively, as income earned from foreign sources for the year ended December 31, 2008.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

DWS Bond VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Aberdeen Asset Management, Inc. ("AAMI"), and the sub-sub-advisory agreement (the "Sub-Sub-Advisory Agreement," and together with the Agreement and Sub-Advisory Agreement, the "Agreements") between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2008. As noted below, in the case of AAMI and Aberdeen IS, the Board also determined to terminate the Sub-Advisory Agreement and Sub-Sub-Advisory Agreement as of December 1, 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, AAMI and Aberdeen IS provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA, AAMI and Aberdeen IS to attract and retain high-quality personnel, and the organizational depth and stability of DIMA, AAMI and Aberdeen IS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that there have been significant changes in the Fund's management structure, including the termination of AAMI and Aberdeen IS as the Fund's sub-advisor and sub-sub-advisor, respectively, and the introduction of a new portfolio management team effective December 1, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA, AAMI and Aberdeen IS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory and sub-sub-advisory fees paid to AAMI and Aberdeen IS, the Board noted that the fees are paid by DIMA and AAMI, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, AAMI and Aberdeen IS.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Growth & Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board also observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Capital Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Opportunities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2007 and has underperformed its benchmark in the five-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Health Care VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-2 (R-9041-1 2/09)

December 31, 2008

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

4 DWS Balanced VIP

46 DWS Blue Chip VIP

60 DWS Conservative Allocation VIP

71 DWS Core Fixed Income VIP

85 DWS Davis Venture Value VIP

97 DWS Dreman High Return Equity VIP

108 DWS Dreman Small Mid Cap Value VIP

120 DWS Global Thematic VIP

132 DWS Government & Agency Securities VIP

143 DWS Growth Allocation VIP

154 DWS High Income VIP

171 DWS International Select Equity VIP

182 DWS Janus Growth & Income VIP

194 DWS Large Cap Value VIP

206 DWS Mid Cap Growth VIP

217 DWS Moderate Allocation VIP

228 DWS Money Market VIP

238 DWS Small Cap Growth VIP

249 DWS Strategic Income VIP

271 DWS Technology VIP

281 DWS Turner Mid Cap Growth VIP

293 Notes to Financial Statements

318 Report of Independent Registered Public Accounting Firm

319 Tax Information

320 Proxy Voting

321 Investment Management Agreement Approval

332 Summary of Management Fee Evaluation by Independent Fee Consultant

335 Summary of Administrative Fee Evaluation by Independent Fee Consultant

336 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2008

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.52% and 0.77% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. The Portfolio invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the Portfolio's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,267	$8,399	$9,342	$9,826
	Average annual total return	-27.33%	-5.65%	-1.35%	-.18%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$17,297
	Average annual total return	5.24%	5.51%	4.65%	5.63%

The growth of $10,000 is cumulative.

DWS Balanced VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$7,235	$8,298	$9,162	$10,326
	Average annual total return	-27.65%	-6.03%	-1.74%	.49%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$10,532
	Average annual total return	-37.60%	-8.66%	-2.04%	.80%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$13,881
	Average annual total return	5.24%	5.51%	4.65%	5.17%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 760.70	$ 756.40
Expenses Paid per $1,000*	$ 2.88	$ 3.66
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.87	$ 1,020.96
Expenses Paid per $1,000*	$ 3.30	$ 4.22
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.65%	.83%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Balanced VIP

For the 12 months ended December 31, 2008, the DWS Balanced VIP had a return of -27.33% (Class A shares, unadjusted for contract charges.) The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the year. The Barclays Capital US Aggregate Index, the Portfolio's bond benchmark, which is considered indicative of broad bond market trends, returned 5.24% for the year. The Russell 1000® Index, the Portfolio's equity benchmark, returned -37.60%.

In December of 2007, the managers transitioned the Portfolio to a new strategic asset allocation, expanded the global tactical asset allocation overlay strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), to 100% of the Portfolio's assets and increased diversification by adding more managers and investment styles. The full transition was completed in the beginning of April of 2008. The Portfolio's underperformance during 2008 was due to the underperformance of the underlying strategies, in particular the core fixed income strategy and the iGap strategy.

During 2008, in the large-cap US equity portion of the Portfolio, the quantitative strategy underperformed. Within the international portion of the Portfolio, the quantitative strategy outperformed. During this extremely volatile period, broad diversification in terms of asset classes as well as investment styles within asset classes has been more important than ever.

William Chepolis, CFA	Matthew F. MacDonald, CFA	Inna Okounkova	Gary Sullivan, CFA
Robert Wang	Thomas Picciochi	James B. Francis, CFA[3]	Julie Abbett
Thomas Schuessler, PhD	John Brennan	J. Richard Robben, CFA
Joseph Axtell, CFA[1]	Owen Fitzpatrick, CFA[2]	Richard Shepley[4]
Portfolio Managers, Deutsche Investment Management Americas Inc.
Michael Sieghart, CFA[5] Consultant, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Mr. Axtell joined the Portfolio on August 19, 2008.
2 Mr. Fitzpatrick joined the Portfolio on February 15, 2009.
3 Mr. Francis joined the Portfolio on July 1, 2008.
4 Mr. Shepley joined the Portfolio on January 9, 2009.
5 Mr. Sieghart became consultant to the Advisor on August 19, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	59%	59%
Corporate Bonds	12%	7%
Mortgage-Backed Securities Pass-Throughs	9%	1%
Government & Agency Obligations	6%	5%
Cash Equivalents	5%	5%
Commercial and Non-Agency Mortgage-Backed Securities	5%	16%
Collateralized Mortgage Obligations	3%	3%
Asset Backed	1%	3%
Loan Participations and Assignments	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	12/31/08	12/31/07

Financials	18%	18%
Health Care	14%	12%
Information Technology	12%	12%
Consumer Staples	11%	8%
Energy	11%	12%
Industrials	10%	12%
Consumer Discretionary	7%	11%
Utilities	6%	4%
Telecommunication Services	6%	6%
Materials	5%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 8. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 58.9%
Consumer Discretionary 4.2%
Auto Components 0.1%
Aisin Seiki Co., Ltd.	100	1,419
Autoliv, Inc.	2,400	51,504
Bridgestone Corp.	300	4,506
Compagnie Generale des Etablissements Michelin "B"	105	5,506
Denso Corp.	200	3,327
Fuel Systems Solutions, Inc.*	500	16,380
GKN PLC	897	1,270
Magna International, Inc. "A"	400	11,908
Rieter Holding AG (Registered)	16	2,587
Toyota Industries Corp.	100	2,142
WABCO Holdings, Inc.	11,300	178,427
		278,976
Automobiles 0.1%
Bayerische Motoren Werke (BMW) AG	257	7,900
Daimler AG (Registered)	552	20,974
Fiat SpA	5,500	35,860
Honda Motor Co., Ltd.	700	15,181
Isuzu Motors Ltd.	1,000	1,283
Mazda Motor Corp.	1,000	1,690
Mitsubishi Motors Corp.*	2,000	2,745
Nissan Motor Co., Ltd.	900	3,260
PSA Peugeot Citroen	112	1,910
Renault SA	129	3,365
Suzuki Motor Corp.	200	2,765
Toyota Motor Corp.	1,300	42,553
Volkswagen AG	93	32,579
		172,065
Distributors 0.2%
Genuine Parts Co.	13,625	515,842
Li & Fung Ltd.	18,000	31,056
		546,898
Diversified Consumer Services 0.0%
Brink's Home Security Holdings, Inc.*	3,700	81,104
Hotels Restaurants & Leisure 1.1%
Accor SA	151	7,431
Brinker International, Inc.	7,500	79,050
Buffalo Wild Wings, Inc.*	6,100	156,465
California Pizza Kitchen, Inc.*	1,800	19,296
Carnival Corp. (Unit)	15,059	366,235
Carnival PLC	148	3,224
CEC Entertainment, Inc.*	3,100	75,175
CKE Restaurants, Inc.	1,700	14,756
Compass Group PLC	2,000	9,925
Cracker Barrel Old Country Store, Inc.	1,800	37,062
Crown Ltd.	8,273	34,633
InterContinental Hotel Group PLC	251	2,042
Ladbrokes PLC	788	2,107
Lottomatica SpA	498	12,296
McDonald's Corp.	32,200	2,002,518
P.F. Chang's China Bistro, Inc.*	6,300	131,922
	Shares	Value ($)

Panera Bread Co. "A"*	3,700	193,288
Shangri-La Asia Ltd.	12,000	13,870
Sodexo	85	4,704
TABCORP Holding Ltd.	6,752	33,051
Tatts Group Ltd.	14,815	28,942
TUI AG	155	1,768
Whitbread PLC	229	3,029
WMS Industries, Inc.*	5,900	158,710
		3,391,499
Household Durables 0.1%
Blyth, Inc.	2,600	20,384
Centex Corp.	8,600	91,504
CSS Industries, Inc.	1,100	19,514
Electrolux AB "B"	800	6,881
Husqvarna AB "B"	900	4,769
M/I Homes, Inc.	3,500	36,890
NVR, Inc.*	200	91,250
Panasonic Corp.	1,000	12,530
Ryland Group, Inc.	3,400	60,078
Sony Corp.	400	8,695
Taylor Wimpey PLC	1,128	221
Tupperware Brands Corp.	5,500	124,850
		477,566
Internet & Catalog Retail 0.0%
Amazon.com, Inc.*	2,000	102,560
Home Retail Group PLC	703	2,156
Stamps.com, Inc.*	1,000	9,830
		114,546
Leisure Equipment & Products 0.1%
Hasbro, Inc.	6,200	180,854
Polaris Industries, Inc.	1,700	48,705
		229,559
Media 0.9%
British Sky Broadcasting Group PLC	1,232	8,572
Comcast Corp. "A"	70,200	1,184,976
DISH Network Corp. "A"*	10,900	120,881
Fairfax Media Ltd.	13,871	15,915
Gestevision Telecinco SA	345	3,676
Global Sources Ltd.*	5,361	29,217
Interpublic Group of Companies, Inc.*	20,400	80,784
ITV PLC	3,194	1,831
Lagardere SCA	107	4,343
Liberty Media Corp. — Entertainment "A"*	13,500	235,980
Marvel Entertainment, Inc.*	5,900	181,425
Mediaset SpA	5,320	30,381
Modern Times Group MTG AB "B"	175	3,801
Morningstar, Inc.*	3,100	110,050
Pearson PLC	1,119	10,385
Publicis Groupe	132	3,398
Reed Elsevier NV	3,828	45,102
Reed Elsevier PLC	1,779	12,967
SES "A" (FDR)	184	3,542
Shaw Communications, Inc. "B"	1,600	28,008
Singapore Press Holdings Ltd.	78,000	168,896
Thomson Reuters Corp.	1,800	51,908
	Shares	Value ($)

Thomson Reuters PLC	285	6,303
Time Warner, Inc.	12,300	123,738
United Business Media Ltd.	388	2,856
Vertis Holdings, Inc.*	1,645	0
Vivendi	790	25,721
Walt Disney Co.	7,200	163,368
Wolters Kluwer NV	1,709	32,276
WPP PLC	1,683	9,811
Yellow Pages Income Fund (Unit)	400	2,187
		2,702,298
Multiline Retail 0.3%
Big Lots, Inc.*	7,500	108,675
Canadian Tire Corp., Ltd. "A"	300	10,559
Family Dollar Stores, Inc.	8,300	216,381
Kohl's Corp.*	13,680	495,216
Marks & Spencer Group PLC	1,148	3,573
Next PLC	169	2,646
PPR	57	3,723
Sears Holdings Corp.*	1,900	73,853
		914,626
Specialty Retail 1.0%
AutoNation, Inc.*	4,900	48,412
Best Buy Co., Inc.	3,800	106,818
Children's Place Retail Stores, Inc.*	6,400	138,752
Coldwater Creek, Inc.*	24,500	69,825
Esprit Holdings Ltd.	8,400	47,880
Foot Locker, Inc.	13,900	102,026
GameStop Corp. "A"*	11,000	238,260
Hennes & Mauritz AB "B"	1,525	59,591
Hot Topic, Inc.*	13,200	122,364
Industria de Diseno Textil SA	2,432	107,498
Jo-Ann Stores, Inc.*	1,400	21,686
Jos. A. Bank Clothiers, Inc.*	3,300	86,295
Kingfisher PLC	1,961	3,835
Lowe's Companies, Inc.	18,174	391,105
RadioShack Corp.	22,100	263,874
Rent-A-Center, Inc.*	8,100	142,965
Staples, Inc.	22,710	406,963
The Buckle, Inc.	4,800	104,736
The Gap, Inc.	15,500	207,545
Tiffany & Co.	7,400	174,862
Tractor Supply Co.*	4,900	177,086
Yamada Denki Co., Ltd.	50	3,471
		3,025,849
Textiles, Apparel & Luxury Goods 0.3%
Adidas AG	129	4,961
Billabong International Ltd.	204	1,141
Burberry Group PLC	424	1,360
Carter's, Inc.*	7,400	142,524
Christian Dior SA	123	6,938
Compagnie Financiere Richemont SA "A"	3,079	59,777
Fuqi International, Inc.*	2,400	15,024
Gildan Activewear, Inc.*	300	3,448
Hermes International	54	7,543
Luxottica Group SpA	492	8,795
LVMH Moet Hennessy Louis Vuitton SA	165	11,086
NIKE, Inc. "B"	6,400	326,400
Phillips-Van Heusen Corp.	4,600	92,598
Swatch Group AG (Bearer)	192	26,820
Swatch Group AG (Registered)	356	9,732
	Shares	Value ($)

The Warnaco Group, Inc.*	1,600	31,408
Timberland Co. "A"*	3,200	36,960
True Religion Apparel, Inc.*	4,800	59,712
UniFirst Corp.	1,500	44,535
		890,762
Consumer Staples 6.5%
Beverages 1.1%
Anheuser-Busch InBev NV	1,563	36,237
Asahi Breweries Ltd.	500	8,605
Boston Beer Co., Inc. "A"*	900	25,560
Carlsberg AS "B"	7,326	240,520
Coca-Cola Amatil Ltd.	614	3,968
Coca-Cola Enterprises, Inc.	8,700	104,661
Diageo PLC	28,863	398,975
Foster's Group Ltd.	4,320	16,620
Heineken NV	407	12,505
Kirin Holdings Co., Ltd.	1,000	13,182
Pepsi Bottling Group, Inc.	19,800	445,698
PepsiCo, Inc.	33,416	1,830,194
Pernod Ricard SA	266	19,725
SABMiller PLC	698	11,752
The Coca-Cola Co.	1,600	72,432
		3,240,634
Food & Staples Retailing 1.8%
AEON Co., Ltd.	1,200	12,019
BJ's Wholesale Club, Inc.*	5,000	171,300
Carrefour SA	847	32,527
Casino Guichard-Perrachon SA	82	6,235
Colruyt SA	81	17,347
CVS Caremark Corp.	20,512	589,515
Delhaize Group	449	27,705
George Weston Ltd.	300	14,569
J Sainsbury PLC	1,318	6,267
Kesko Oyj "B"	133	3,333
Koninklijke Ahold NV	2,426	29,817
Kroger Co.	26,200	691,942
Lawson, Inc.	100	5,767
Loblaw Companies Ltd.	600	16,996
Metro AG	770	31,211
Metro, Inc. "A"	500	14,986
Nash Finch Co.	400	17,956
Seven & I Holdings Co., Ltd.	8,200	280,930
Shoppers Drug Mart Corp.	7,000	272,459
Sysco Corp.	23,800	545,972
Tesco PLC	5,893	30,702
Wal-Mart Stores, Inc.	39,500	2,214,370
Walgreen Co.	19,910	491,180
Wesfarmers Ltd.	1,325	16,732
Wesfarmers Ltd. (PPS)	167	2,110
William Morrison Supermarkets PLC	1,655	6,712
Woolworths Ltd.	2,545	47,484
		5,598,143
Food Products 1.6%
Ajinomoto Co., Inc.	1,000	10,894
Archer-Daniels-Midland Co.	15,300	441,099
Aryzta AG*	77	2,466
Bunge Ltd.	11,700	605,709
Cadbury PLC	1,029	9,008
Danisco AS	796	32,443
Darling International, Inc.*	18,700	102,663
Dean Foods Co.*	10,160	182,575
	Shares	Value ($)

Diamond Foods, Inc.	2,000	40,300
Fresh Del Monte Produce, Inc.*	4,300	96,406
General Mills, Inc.	14,250	865,687
Groupe DANONE	6,347	381,169
H.J. Heinz Co.	4,700	176,720
Kellogg Co.	8,810	386,318
Kerry Group PLC "A"	3,686	68,163
Kraft Foods, Inc. "A"	20,797	558,399
Nestle SA (Registered)	17,009	670,368
Nissin Foods Holdings Co., Ltd.	100	3,507
Parmalat SpA	2,981	4,886
Ralcorp Holdings, Inc.*	3,300	192,720
Saputo, Inc.	1,000	17,959
Tate & Lyle PLC	461	2,678
Unilever NV (CVA)	3,038	73,611
Unilever PLC	966	21,953
Wilmar International Ltd.	1,000	1,958
Yakult Honsha Co., Ltd.	200	4,277
		4,953,936
Household Products 1.0%
Central Garden & Pet Co. "A"*	1,400	8,260
Colgate-Palmolive Co.	17,370	1,190,540
Henkel AG & Co. KGaA	557	14,769
Kao Corp.	1,000	30,283
Procter & Gamble Co.	28,090	1,736,524
Reckitt Benckiser Group PLC	343	12,778
Unicharm Corp.	100	7,558
		3,000,712
Personal Products 0.1%
Beiersdorf AG	570	33,910
Herbalife Ltd.	11,500	249,320
L'Oreal SA	362	31,456
Nu Skin Enterprises, Inc. "A"	2,300	23,989
Shiseido Co., Ltd.	1,000	20,471
		359,146
Tobacco 0.9%
Altria Group, Inc.	54,553	821,568
British American Tobacco PLC	1,617	42,015
Imperial Tobacco Group PLC	10,530	281,289
Japan Tobacco, Inc.	106	351,009
Philip Morris International, Inc.	30,410	1,323,139
Swedish Match AB	7,492	107,249
		2,926,269
Energy 7.0%
Energy Equipment & Services 1.1%
Aker Solutions ASA	700	4,627
AMEC PLC	16,366	116,813
Compagnie Generale de Geophysique-Veritas*	89	1,329
Complete Production Services, Inc.*	5,600	45,640
ENSCO International, Inc.	12,278	348,572
Fugro NV (CVA)	1,159	33,274
Halliburton Co.	41,382	752,325
ION Geophysical Corp.*	37,000	126,910
National-Oilwell Varco, Inc.*	10,273	251,072
Noble Corp.	8,260	182,463
Oil States International, Inc.*	10,400	194,376
ProSafe SE*	300	1,144
RPC, Inc.	14,200	138,592
Saipem SpA	7,731	129,814
	Shares	Value ($)

SBM Offshore NV	2,753	36,076
Schlumberger Ltd.	6,860	290,384
Seadrill Ltd.	800	6,521
Technip SA	75	2,298
Tenaris SA	434	4,488
Transocean Ltd.*	16,014	756,661
WorleyParsons Ltd.	564	5,619
		3,428,998
Oil, Gas & Consumable Fuels 5.9%
Alpha Natural Resources, Inc.*	5,600	90,664
Anadarko Petroleum Corp.	3,300	127,215
Apache Corp.	8,100	603,693
BG Group PLC	17,616	244,576
Bill Barrett Corp.*	3,400	71,842
BP PLC	5,158	39,522
Callon Petroleum Co.*	6,900	17,940
Cameco Corp.	100	1,705
Canadian Natural Resources Ltd.	200	7,898
Canadian Oil Sands Trust (Unit)	100	1,709
Chevron Corp.	22,492	1,663,733
Cimarex Energy Co.	11,300	302,614
Clayton Williams Energy, Inc.*	3,900	177,216
ConocoPhillips	25,281	1,309,556
Devon Energy Corp.	16,263	1,068,642
El Paso Corp.	14,300	111,969
Enbridge, Inc.	100	3,205
EnCana Corp.	300	13,842
Encore Acquisition Co.*	22,200	566,544
Eni SpA	2,945	69,784
EOG Resources, Inc.	10,320	687,106
ExxonMobil Corp.	42,604	3,401,077
Frontline Ltd.	200	5,833
Gazprom (ADR)*	11,850	169,846
Hess Corp.	6,100	327,204
Husky Energy, Inc.	100	2,501
Imperial Oil Ltd.	300	9,961
INPEX Corp.	4	31,602
James River Coal Co.*	10,300	157,899
Knightsbridge Tankers Ltd.	1,500	21,975
Marathon Oil Corp.	28,692	785,013
Mariner Energy, Inc.*	22,900	233,580
Massey Energy Co.	11,900	164,101
Murphy Oil Corp.	5,800	257,230
Neste Oil Oyj	113	1,688
Nexen, Inc.	19,184	333,331
Nippon Mining Holdings, Inc.	3,500	15,039
Nippon Oil Corp.	5,000	25,182
Noble Energy, Inc.	11,112	546,933
Occidental Petroleum Corp.	12,601	755,934
OMV AG	2,811	74,938
Origin Energy Ltd.	2,654	29,936
Petro-Canada	200	4,329
Petroleo Brasileiro SA (ADR)	7,300	178,777
PetroQuest Energy, Inc.*	8,000	54,080
Repsol YPF SA	7,373	157,034
Rosetta Resources, Inc.*	600	4,248
Royal Dutch Shell PLC "A"	756	19,762
Royal Dutch Shell PLC "B"	877	22,072
Santos Ltd.	1,792	18,728
Showa Shell Sekiyu KK	1,100	10,853
StatoilHydro ASA	20,850	343,405
Suncor Energy, Inc.	19,485	374,390
Sunoco, Inc.	17,900	777,934
	Shares	Value ($)

Swift Energy Co.*	2,200	36,982
Talisman Energy, Inc.	500	4,933
TonenGeneral Sekiyu KK	1,000	10,010
Total SA	10,408	567,420
VAALCO Energy, Inc.*	10,800	80,352
Whiting Petroleum Corp.*	6,100	204,106
Woodside Petroleum Ltd.	1,342	34,633
World Fuel Services Corp.	4,600	170,200
XTO Energy, Inc.	14,920	526,228
		18,132,254
Financials 7.7%
Capital Markets 1.1%
Affiliated Managers Group, Inc.*	2,703	113,310
Ameriprise Financial, Inc.	3,400	79,424
Bank of New York Mellon Corp.	20,800	589,264
BGC Partners, Inc. "A"	2,200	6,072
Charles Schwab Corp.	33,800	546,546
Credit Suisse Group AG (Registered)	825	22,613
Daiwa Securities Group, Inc.	1,000	5,959
Eaton Vance Corp.	6,190	130,052
IGM Financial, Inc.	100	2,872
Jefferies Group, Inc.	9,522	133,879
Julius Baer Holding AG (Registered)	259	9,963
LaBranche & Co., Inc.*	2,900	13,891
Macquarie Group Ltd.	396	8,049
Man Group PLC	485	1,674
Mediobanca SpA	349	3,544
Nomura Holdings, Inc.	900	7,422
Prospect Capital Corp.	12,669	151,648
Reinet Investments SCA*	213	2,074
State Street Corp.	9,940	390,940
SWS Group, Inc.	1,800	34,110
T. Rowe Price Group, Inc.	8,700	308,328
TD Ameritrade Holding Corp.*	17,368	247,494
The Goldman Sachs Group, Inc.	4,200	354,438
thinkorswim Group, Inc.*	7,400	41,588
UBS AG (Registered)*	2,308	33,475
		3,238,629
Commercial Banks 2.2%
1st Source Corp.	1,200	28,356
Allied Irish Banks PLC	15,183	36,983
Anglo Irish Bank Corp. PLC	14,896	3,577
Australia & New Zealand Banking Group Ltd.	888	9,531
Banca Monte dei Paschi di Siena SpA	915	1,972
Banca Popolare di Milano Scarl	2,224	13,172
Banco Bilbao Vizcaya Argentaria SA	2,168	26,603
Banco Comercial Portugues SA (Registered)*	86,212	98,815
Banco Espirito Santo SA (Registered)	8,338	78,376
Banco Latinoamericano de Exportaciones SA "E"	8,400	120,624
Banco Popolare Societa Cooperativa	1,432	10,032
Banco Popular Espanol SA	560	4,862
Banco Santander SA	4,119	39,753
Bank of East Asia Ltd.	1,800	3,797
Bank of Montreal	300	7,594
Bank of Nova Scotia	500	13,491
	Shares	Value ($)

Barclays PLC	1,486	3,350
BNP Paribas	5,692	240,353
BOC Hong Kong (Holdings) Ltd.	4,500	5,137
Canadian Imperial Bank of Commerce	9,242	382,482
Chuo Mitsui Trust Holdings, Inc.	1,000	4,887
Commerzbank AG	1,202	11,458
Commonwealth Bank of Australia	608	12,327
Community Bank System, Inc.	2,800	68,292
Credit Agricole SA	364	4,140
Danske Bank AS	3,201	32,366
DBS Group Holdings Ltd.	3,000	17,797
Deutsche Postbank AG	64	1,415
Dexia SA	2,958	13,314
DnB NOR ASA	44,200	176,562
Erste Group Bank AG	4,350	101,975
First Financial Bankshares, Inc.	1,300	71,773
First Merchants Corp.	1,000	22,210
FirstMerit Corp.	6,600	135,894
FNB Corp.	3,400	44,880
Governor and Co. of the Bank of Ireland	18,141	21,375
Hang Seng Bank Ltd.	1,100	14,528
HBOS PLC	2,928	2,972
HSBC Holdings PLC	16,707	159,907
Hypo Real Estate Holding AG	816	3,590
International Bancshares Corp.	2,700	58,941
Intesa Sanpaolo	82,053	295,549
Intesa Sanpaolo (RSP)	412	1,055
Jyske Bank AS (Registered)*	375	8,833
KBC Groep NV	895	27,033
Lakeland Bancorp., Inc.	1,400	15,764
Lloyds TSB Group PLC	1,300	2,379
Mitsubishi UFJ Financial Group, Inc.	41,900	259,986
Mizuho Financial Group, Inc.	6,000	17,719
National Australia Bank Ltd.	790	11,582
National Bank of Canada	100	2,536
National Penn Bancshares, Inc.	10,700	155,257
NBT Bancorp., Inc.	4,700	131,412
Nordea Bank AB	3,800	26,749
Oriental Financial Group, Inc.	1,000	6,050
Oversea-Chinese Banking Corp., Ltd.	7,000	24,389
PNC Financial Services Group, Inc.	12,164	596,036
PrivateBancorp., Inc.	4,600	149,316
Raiffeisen International Bank-Holding AG	1,134	31,737
Republic Bancorp., Inc. "A"	700	19,040
Resona Holdings, Inc.	300	4,719
Royal Bank of Canada	700	20,470
Royal Bank of Scotland Group PLC	7,868	5,688
S&T Bancorp., Inc.	3,400	120,700
Santander BanCorp.	5,000	62,450
Skandinaviska Enskilda Banken AB "A"	900	7,230
Societe Generale	5,903	298,972
Southside Bancshares, Inc.	1,900	44,650
Standard Chartered PLC	682	8,718
Sumitomo Mitsui Financial Group, Inc.	300	13,078
Sumitomo Trust & Banking Co., Ltd.	1,000	5,918
Susquehanna Bancshares, Inc.	1,000	15,910
	Shares	Value ($)

SVB Financial Group*	1,700	44,591
Svenska Handelsbanken AB "A"	1,150	18,718
Swedbank AB "A"	1,596	9,154
Sydbank AS	400	4,956
Synovus Financial Corp.	13,681	113,552
The Bank of Yokohama Ltd.	1,000	5,915
Tompkins Financial Corp.	1,600	92,720
Toronto-Dominion Bank	200	7,039
UMB Financial Corp.	2,900	142,506
UniCredit SpA	8,775	21,846
Unione di Banche Italiane ScpA	685	9,914
United Bankshares, Inc.	2,400	79,728
United Overseas Bank Ltd.	22,000	198,595
US Bancorp.	17,500	437,675
Wells Fargo & Co.	38,438	1,133,152
Westpac Banking Corp.	1,387	16,517
		6,836,966
Consumer Finance 0.1%
Capital One Financial Corp.	4,498	143,441
Cash America International, Inc.	3,300	90,255
Credit Saison Co., Ltd.	200	2,761
ORIX Corp.	50	2,841
		239,298
Diversified Financial Services 1.2%
ASX Ltd.	282	6,585
Bank of America Corp.	39,252	552,668
CME Group, Inc.	1,155	240,367
Compagnie Nationale a Portefeuille	369	17,943
Deutsche Boerse AG	4,725	344,133
Encore Capital Group, Inc.*	2,000	14,400
Fortis	13,670	18,143
Groupe Bruxelles Lambert SA	473	37,640
Hong Kong Exchanges & Clearing Ltd.	1,600	15,340
ING Groep NV (CVA)	5,402	56,468
Interactive Brokers Group, Inc. "A"*	1,100	19,679
Investor AB "B"	600	9,029
JPMorgan Chase & Co.	55,048	1,735,664
KBC Ancora	49	844
NYSE Euronext	11,488	314,541
Singapore Exchange Ltd.	1,000	3,583
The NASDAQ OMX Group, Inc.*	7,100	175,441
		3,562,468
Insurance 2.1%
ACE Ltd.	8,791	465,220
Aegon NV	3,859	24,626
Aflac, Inc.	9,880	452,899
Alleanza Assicurazioni SpA	232	1,890
Alleghany Corp.*	575	162,150
Allianz SE (Registered)	3,244	347,945
Allied World Assurance Co. Holdings Ltd.	2,500	101,500
Allstate Corp.	18,700	612,612
American Physicians Capital, Inc.	600	28,860
AMP Ltd.	965	3,668
AmTrust Financial Services, Inc.	11,700	135,720
Aon Corp.	11,726	535,644
Argo Group International Holdings Ltd.*	4,500	152,640
Arthur J. Gallagher & Co.	8,353	216,426
Assicurazioni Generali SpA	1,167	31,992
	Shares	Value ($)

Assured Guaranty Ltd.	1,100	12,540
Aviva PLC	589	3,334
AXA Asia Pacific Holdings Ltd.	529	1,834
AXA SA	13,359	297,835
Baloise Holding AG (Registered)	92	6,915
Brown & Brown, Inc.	5,500	114,950
China Life Insurance Co., Ltd. "H"	110,500	340,515
CNP Assurances	24	1,737
Crawford & Co. "B"*	3,000	43,620
Enstar Group Ltd.*	600	35,484
First American Corp.	6,100	176,229
Great-West Lifeco, Inc.	100	1,677
Hallmark Financial Services, Inc.*	2,000	17,540
Hartford Financial Services Group, Inc.	9,515	156,236
Insurance Australia Group Ltd.	1,063	2,900
Irish Life & Permanent PLC	1,959	4,347
Legal & General Group PLC	2,181	2,433
Lincoln National Corp.	3,600	67,824
Manulife Financial Corp.	800	13,479
MetLife, Inc.	4,636	161,611
Mitsui Sumitomo Insurance Group Holdings, Inc.	300	9,568
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	2,369	372,281
Navigators Group, Inc.*	2,700	148,257
Odyssey Re Holdings Corp.	1,000	51,810
Old Mutual PLC	9,082	7,256
PartnerRe Ltd.	2,425	172,830
Power Corp. of Canada	200	3,632
Power Financial Corp.	100	1,936
Principal Financial Group, Inc.	5,200	117,364
Progressive Corp.	8,100	119,961
Prudential Financial, Inc.	5,578	168,790
Prudential PLC	566	3,446
QBE Insurance Group Ltd.	387	7,035
Reinsurance Group of America, Inc.	2,200	94,204
Sampo Oyj "A"	4,681	87,433
Sompo Japan Insurance, Inc.	1,000	7,323
State Auto Financial Corp.	2,200	66,132
Sun Life Financial, Inc.	300	6,911
Suncorp-Metway Ltd.	457	2,698
Swiss Life Holding (Registered)*	19	1,318
Swiss Re (Registered)	190	9,230
T&D Holdings, Inc.	100	4,193
Tokio Marine Holdings, Inc.	300	8,791
Topdanmark AS*	125	16,228
Trygvesta AS	245	15,201
Unum Group	10,600	197,160
Vienna Insurance Group	895	30,877
Zurich Financial Services AG (Registered)	118	25,615
		6,494,312
Real Estate Investment Trusts 0.6%
Annaly Capital Management, Inc. (REIT)	4,200	66,654
Apartment Investment & Management Co. "A" (REIT)	2,002	23,123
AvalonBay Communities, Inc. (REIT)	1,100	66,638
BioMed Realty Trust, Inc. (REIT)	2,200	25,784
Boston Properties, Inc. (REIT)	1,900	104,500
CapitaMall Trust (REIT)	3,000	3,340
Corio NV (REIT)	72	3,301
	Shares	Value ($)

Corporate Office Properties Trust (REIT)	2,500	76,750
Cousins Properties, Inc. (REIT)	3,100	42,935
Equity Lifestyle Properties, Inc. (REIT)	1,500	57,540
Equity Residential (REIT)	3,600	107,352
First Industrial Realty Trust, Inc. (REIT)	3,500	26,425
Franklin Street Properties Corp. (REIT)	1,300	19,175
Glimcher Realty Trust (REIT)	3,200	8,992
GPT Group (REIT)	1,538	995
HCP, Inc. (REIT)	1,800	49,986
Healthcare Realty Trust, Inc. (REIT)	2,200	51,656
Home Properties, Inc. (REIT)	2,000	81,200
Hospitality Properties Trust (REIT)	3,000	44,610
Host Hotels & Resorts, Inc. (REIT)	5,100	38,607
Kimco Realty Corp. (REIT)	3,400	62,152
LaSalle Hotel Properties (REIT)	4,800	53,040
Lexington Realty Trust (REIT)	5,300	26,500
Link (REIT)	2,500	4,156
Maguire Properties, Inc. (REIT)	2,400	3,504
Mid-America Apartment Communities, Inc. (REIT)	1,600	59,456
National Retail Properties, Inc. (REIT)	4,700	80,793
OMEGA Healthcare Investors, Inc. (REIT)	2,500	39,925
Parkway Properties, Inc. (REIT)	2,300	41,400
Pennsylvania Real Estate Investment Trust (REIT)	1,600	11,920
Potlatch Corp. (REIT)	1,900	49,419
ProLogis (REIT)	3,000	41,670
Realty Income Corp. (REIT)	4,500	104,175
Redwood Trust, Inc. (REIT)	1,100	16,401
Senior Housing Properties Trust (REIT)	4,500	80,640
Simon Property Group, Inc. (REIT)	2,300	122,199
Sovran Self Storage, Inc. (REIT)	1,400	50,400
Stockland (REIT)	923	2,671
Strategic Hotels & Resorts, Inc. (REIT)	4,400	7,392
Sunstone Hotel Investors, Inc. (REIT)	4,200	25,998
Unibail-Rodamco (REIT)	40	5,958
Vornado Realty Trust (REIT)	1,600	96,560
Washington Real Estate Investment Trust (REIT)	2,600	73,580
Wereldhave NV (REIT)	48	4,240
Westfield Group (REIT)	891	8,209
		1,971,921
Real Estate Management & Development 0.0%
Atrium European Real Estate Ltd.*	2,003	7,301
Brookfield Asset Management, Inc. "A"	300	4,508
CapitaLand Ltd.	5,000	10,985
Cheung Kong (Holdings) Ltd.	2,000	19,068
City Developments Ltd.	1,000	4,462
Hang Lung Properties Ltd.	2,000	4,387
Henderson Land Development Co., Ltd.	1,000	3,736
Hopewell Holdings Ltd.	1,000	3,308
Kerry Properties Ltd.	1,000	2,691
Lend Lease Corp., Ltd.	287	1,451
Mitsubishi Estate Co., Ltd.	1,000	16,491
	Shares	Value ($)

Mitsui Fudosan Co., Ltd.	1,000	16,618
New World Development Co., Ltd.	6,000	6,130
Sino Land Co., Ltd.	6,000	6,271
Sun Hung Kai Properties Ltd.	2,000	16,817
Swire Pacific Ltd. "A"	1,000	6,934
Wharf Holdings Ltd.	2,000	5,526
		136,684
Thrifts & Mortgage Finance 0.4%
Astoria Financial Corp.	3,200	52,736
Capitol Federal Financial	3,433	156,545
Dime Community Bancshares	12,300	163,590
Doral Financial Corp.*	7,500	56,250
Flushing Financial Corp.	4,600	55,016
Hudson City Bancorp., Inc.	29,800	475,608
Ocwen Financial Corp.*	7,700	70,686
WSFS Financial Corp.	700	33,593
		1,064,024
Health Care 9.8%
Biotechnology 1.6%
Actelion Ltd. (Registered)*	83	4,675
Alexion Pharmaceuticals, Inc.*	800	28,952
Alnylam Pharmaceuticals, Inc.*	6,700	165,691
Amgen, Inc.*	11,200	646,800
Celgene Corp.*	14,300	790,504
CSL Ltd.	3,003	70,911
Cubist Pharmaceuticals, Inc.*	6,900	166,704
CV Therapeutics, Inc.*	17,100	157,491
Emergent Biosolutions, Inc.*	700	18,277
Facet Biotech Corp.*	2,600	24,934
Genentech, Inc.*	5,990	496,631
Genomic Health, Inc.*	1,300	25,324
Gilead Sciences, Inc.*	32,880	1,681,483
Grifols SA	301	5,228
Intercell AG*	10,870	333,281
Myriad Genetics, Inc.*	3,100	205,406
NPS Pharmaceuticals, Inc.*	6,500	40,365
PDL BioPharma, Inc.	25,500	157,590
		5,020,247
Health Care Equipment & Supplies 2.0%
ArthroCare Corp.*	10,400	49,608
Baxter International, Inc.	37,287	1,998,210
Becton, Dickinson & Co.	18,822	1,287,237
C.R. Bard, Inc.	7,850	661,441
Cochlear Ltd.	314	12,362
Essilor International SA	494	23,178
Getinge AB "B"	200	2,397
Hologic, Inc.*	9,900	129,393
Medtronic, Inc.	25,700	807,494
Merit Medical Systems, Inc.*	4,900	87,857
Nobel Biocare Holding AG (Bearer)	155	3,175
Olympus Corp.	1,000	20,081
Smith & Nephew PLC	1,343	8,521
Sonova Holding AG (Registered)	59	3,559
STERIS Corp.	5,600	133,784
Synthes, Inc.	35	4,424
Terumo Corp.	5,100	238,838
Thoratec Corp.*	5,900	191,691
Varian Medical Systems, Inc.*	5,300	185,712
William Demant Holding AS*	50	2,077
Zimmer Holdings, Inc.*	7,490	302,746
		6,153,785
	Shares	Value ($)

Health Care Providers & Services 1.4%
Aetna, Inc.	14,000	399,000
Alliance Imaging, Inc.*	8,900	70,933
Celesio AG	338	9,231
Centene Corp.*	6,300	124,173
Community Health Systems, Inc.*	5,700	83,106
CorVel Corp.*	4,600	101,108
Emergency Medical Services Corp. "A"*	4,100	150,101
Express Scripts, Inc.*	3,200	175,936
Fresenius Medical Care AG & Co. KGaA	5,993	281,031
Gentiva Health Services, Inc.*	5,100	149,226
Healthspring, Inc.*	1,500	29,955
Humana, Inc.*	1,800	67,104
Kindred Healthcare, Inc.*	5,800	75,516
Laboratory Corp. of America Holdings*	5,800	373,578
Landauer, Inc.	100	7,330
LHC Group, Inc.*	4,500	162,000
LifePoint Hospitals, Inc.*	10,700	244,388
Magellan Health Services, Inc.*	2,000	78,320
McKesson Corp.	1,800	69,714
Medco Health Solutions, Inc.*	9,486	397,558
Mediceo Paltac Holdings Co., Ltd.	400	4,821
Owens & Minor, Inc.	3,000	112,950
RehabCare Group, Inc.*	3,300	50,028
Sonic Healthcare Ltd.	1,874	19,077
Suzuken Co., Ltd.	200	6,026
Triple-S Management Corp. "B"*	1,900	21,850
UnitedHealth Group, Inc.	5,330	141,778
Universal Health Services, Inc. "B"	4,800	180,336
WellPoint, Inc.*	13,640	574,653
		4,160,827
Life Sciences Tools & Services 0.6%
Albany Molecular Research, Inc.*	800	7,792
eResearchTechnology, Inc.*	22,500	149,175
Gerresheimer AG	7,449	204,221
Lonza Group AG (Registered)	2,905	268,553
Luminex Corp.*	7,900	168,744
Thermo Fisher Scientific, Inc.*	26,745	911,202
		1,709,687
Pharmaceuticals 4.2%
Abbott Laboratories	35,803	1,910,806
Astellas Pharma, Inc.	7,700	313,324
AstraZeneca PLC	1,584	64,182
Bayer AG	9,255	543,683
Bristol-Myers Squibb Co.	2,300	53,475
Caraco Pharmaceutical Laboratories Ltd.*	8,700	51,504
Chugai Pharmaceutical Co., Ltd.	600	11,614
Daiichi Sankyo Co., Ltd.	1,700	40,408
Eisai Co., Ltd.	700	29,008
Elan Corp. PLC*	26,440	155,770
Eli Lilly & Co.	23,820	959,231
GlaxoSmithKline PLC	5,467	101,492
Hisamitsu Pharmaceutical Co., Inc.	200	8,165
Johnson & Johnson	33,682	2,015,194
Medicines Co.*	3,100	45,663
Medicis Pharmaceutical Corp. "A"	5,200	72,280
Merck & Co., Inc.	31,601	960,670
Merck KGaA	235	21,366
Mitsubishi Tanabe Pharma Corp.	1,000	15,119
	Shares	Value ($)

Novartis AG (Registered)	11,615	581,964
Novo Nordisk AS "B"	9,474	482,126
Ono Pharmaceutical Co., Ltd.	300	15,599
Perrigo Co.	4,800	155,088
Pfizer, Inc.	110,223	1,952,049
POZEN, Inc.*	17,300	87,192
Roche Holding AG (Genusschein)	4,024	619,429
Salix Pharmaceuticals Ltd.*	4,400	38,852
Sanofi-Aventis	2,661	169,011
Shionogi & Co., Ltd.	1,000	25,685
Shire PLC	640	9,359
Takeda Pharmaceutical Co., Ltd.	1,800	93,370
Teva Pharmaceutical Industries Ltd. (ADR)	15,295	651,108
UCB SA	3,843	125,180
ViroPharma, Inc.*	12,700	165,354
VIVUS, Inc.*	3,300	17,556
Wyeth	13,250	497,008
		13,058,884
Industrials 6.7%
Aerospace & Defense 1.6%
BAE Systems PLC	30,297	165,126
Bombardier, Inc. "B"	3,500	12,616
CAE, Inc.	700	4,593
Cobham PLC	1,159	3,446
European Aeronautic Defence & Space Co.	222	3,748
Finmeccanica SpA	206	3,156
General Dynamics Corp.	10,500	604,695
Goodrich Corp.	11,400	422,028
Honeywell International, Inc.	37,591	1,234,112
L-3 Communications Holdings, Inc.	3,800	280,364
Lockheed Martin Corp.	8,500	714,680
Northrop Grumman Corp.	5,800	261,232
Precision Castparts Corp.	1,400	83,272
Rolls-Royce Group PLC*	1,977	9,685
Singapore Technologies Engineering Ltd.	9,000	14,886
Teledyne Technologies, Inc.*	1,600	71,280
Thales SA	71	2,963
United Technologies Corp.	20,033	1,073,769
		4,965,651
Air Freight & Logistics 0.0%
Atlas Air Worldwide Holdings, Inc.*	1,300	24,570
Deutsche Post AG (Registered)	825	13,957
TNT NV	1,012	19,437
Toll Holdings Ltd.	2,758	11,925
		69,889
Airlines 0.1%
Air France-KLM	113	1,452
Allegiant Travel Co.*	600	29,142
AMR Corp.*	17,700	188,859
Deutsche Lufthansa AG (Registered)	185	2,929
Hawaiian Holdings, Inc.*	3,700	23,606
Iberia Lineas Aereas de Espana SA	855	2,395
Qantas Airways Ltd.	7,435	13,710
Singapore Airlines Ltd.	3,000	23,550
		285,643
Building Products 0.2%
AAON, Inc.	7,100	148,248
Ameron International Corp.	1,100	69,212
	Shares	Value ($)

Apogee Enterprises, Inc.	5,500	56,980
Asahi Glass Co., Ltd.	1,000	5,680
Assa Abloy AB "B"	400	4,538
Compagnie de Saint-Gobain	180	8,490
Daikin Industries Ltd.	100	2,637
Geberit AG (Registered)	59	6,356
Gibraltar Industries, Inc.	6,000	71,640
Insteel Industries, Inc.	10,700	120,803
Wienerberger AG	44	735
		495,319
Commercial Services & Supplies 0.3%
Babcock International Group PLC	10,510	72,299
Brambles Ltd.	7,108	36,934
Comfort Systems USA, Inc.	13,900	148,174
Deluxe Corp.	800	11,968
G4S PLC	2,453	7,280
Knoll, Inc.	13,700	123,574
Loomis AB "B"*	80	496
Rentokil Initial PLC	1,774	1,135
Ritchie Bros. Auctioneers, Inc.	400	8,509
Secom Co., Ltd.	100	5,151
Securitas AB "B"	886	7,272
Serco Group PLC	451	2,935
Standard Register Co.	5,400	48,222
Sykes Enterprises, Inc.*	8,300	158,696
The Brink's Co.	15,200	408,576
		1,041,221
Construction & Engineering 0.3%
ACS, Actividades de Construccion y Servicios SA	1,251	57,508
Balfour Beatty PLC	491	2,339
Bouygues SA	209	8,847
EMCOR Group, Inc.*	9,300	208,599
FLSmidth & Co. AS	306	10,648
Fluor Corp.	1,700	76,279
Fomento de Construcciones y Contratas SA	208	6,845
Grupo Ferrovial SA	303	8,347
Hochtief AG	208	10,552
Koninklijke Boskalis Westminster NV	311	7,224
Leighton Holdings Ltd.	669	13,012
MasTec, Inc.*	3,300	38,214
Michael Baker Corp.*	4,600	169,786
Perini Corp.*	8,200	191,716
Shaw Group, Inc.*	10,600	216,982
Skanska AB "B"	600	5,981
SNC-Lavalin Group, Inc.	400	12,860
Vinci SA	266	11,202
YIT Oyj	36	232
		1,057,173
Electrical Equipment 0.7%
ABB Ltd. (Registered)*	21,314	321,292
Alstom SA	2,873	169,659
AZZ, Inc.*	200	5,020
Emerson Electric Co.	38,662	1,415,416
Gamesa Corp. Tecnologica SA	1,365	24,759
GrafTech International Ltd.*	23,900	198,848
Mitsubishi Electric Corp.	1,000	6,258
Q-Cells SE*	123	4,464
Schneider Electric SA	133	9,934
Solarworld AG	59	1,284
	Shares	Value ($)

Sumitomo Electric Industries Ltd.	400	3,075
Vestas Wind Systems AS*	925	54,976
		2,214,985
Industrial Conglomerates 0.4%
3M Co.	3,700	212,898
Carlisle Companies, Inc.	2,700	55,890
CSR Ltd.	3,192	3,940
Fraser & Neave Ltd.	5,000	10,306
General Electric Co.	45,900	743,580
Hutchison Whampoa Ltd.	14,000	70,620
Keppel Corp., Ltd.	11,000	33,340
Koninklijke (Royal) Philips Electronics NV	2,376	46,211
Orkla ASA	900	5,985
SembCorp Industries Ltd.	12,000	19,497
Siemens AG (Registered)	870	65,163
Smiths Group PLC	412	5,305
Wendel	118	5,862
		1,278,597
Machinery 1.6%
AGCO Corp.*	11,600	273,644
Alfa Laval AB	938	8,144
Ampco-Pittsburgh Corp.	300	6,510
Atlas Copco AB "A"	2,312	19,902
Atlas Copco AB "B"	1,266	9,731
Caterpillar, Inc.	5,770	257,746
Chart Industries, Inc.*	14,600	155,198
CIRCOR International, Inc.	5,000	137,500
Columbus McKinnon Corp.*	2,500	34,125
Cummins, Inc.	5,100	136,323
Dover Corp.	18,549	610,633
EnPro Industries, Inc.*	3,000	64,620
FANUC Ltd.	100	7,112
Federal Signal Corp.	10,400	85,384
Flowserve Corp.	3,700	190,550
Force Protection, Inc.*	23,700	141,726
Gardner Denver, Inc.*	9,100	212,394
GEA Group AG	285	4,887
Gorman-Rupp Co.	400	12,448
Invensys PLC*	823	2,073
Joy Global, Inc.	6,700	153,363
KCI Konecranes Oyj	84	1,439
Komatsu Ltd.	400	5,067
Kone Oyj "B"	1,749	38,349
Kubota Corp.	1,000	7,188
MAN AG	163	8,990
Manitowoc Co., Inc.	9,600	83,136
Metso Oyj	1,439	17,399
Mitsubishi Heavy Industries Ltd.	2,000	8,924
Mueller Water Products, Inc. "A"	1,400	11,760
Pall Corp.	12,500	355,375
Parker Hannifin Corp.	20,134	856,500
Robbins & Myers, Inc.	3,600	58,212
Sandvik AB	1,727	10,972
Sauer-Danfoss, Inc.	9,000	78,750
Scania AB "B"	839	8,397
Schindler Holding AG	84	3,839
SembCorp Marine Ltd.	2,000	2,357
SKF AB "B"	600	5,973
Sulzer AG (Registered)	40	2,306
Sun Hydraulics Corp.	4,400	82,896
Terex Corp.*	3,400	58,888
	Shares	Value ($)

Timken Co.	15,000	294,450
Titan International, Inc.	11,800	97,350
Trinity Industries, Inc.	5,600	88,256
Vallourec SA	33	3,753
Volvo AB "A"	300	1,689
Volvo AB "B"	1,864	10,299
Wartsila Oyj	1,043	31,037
Xerium Technologies, Inc.*	5,000	3,300
Zardoya Otis SA	934	16,628
		4,777,492
Marine 0.1%
A P Moller-Maersk AS "A"	2	10,855
A P Moller-Maersk AS "B"	5	26,790
American Commercial Lines, Inc.*	15,100	73,990
Kuehne & Nagel International AG (Registered)	78	5,057
Mitsui O.S.K. Lines Ltd.	1,000	6,141
Nippon Yusen Kabushiki Kaisha	1,000	6,167
Pacific Basin Shipping Ltd.	15,000	6,896
TBS International Ltd. "A"*	16,800	168,504
		304,400
Professional Services 0.1%
Adecco SA (Registered)	181	6,143
Capita Group PLC	467	4,976
COMSYS IT Partners, Inc.*	3,100	6,944
Experian PLC	763	4,778
Exponent, Inc.*	2,200	66,176
Manpower, Inc.	4,900	166,551
Randstad Holdings NV	312	6,334
SGS SA (Registered)	7	7,329
		269,231
Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	6,300	476,973
Canadian National Railway Co.	15,000	544,107
Canadian Pacific Railway Ltd.	400	13,278
Central Japan Railway Co.	1	8,643
ComfortDelGro Corp., Ltd.	12,000	12,147
CSX Corp.	8,000	259,760
DSV AS	1,127	12,273
East Japan Railway Co.	4,700	365,966
FirstGroup PLC	431	2,696
Kintetsu Corp.	1,000	4,595
Marten Transport Ltd.*	1,000	18,960
MTR Corp., Ltd.	9,000	20,985
Norfolk Southern Corp.	18,200	856,310
Ryder System, Inc.	11,300	438,214
Tokyu Corp.	1,000	5,033
Werner Enterprises, Inc.	8,100	140,454
West Japan Railway Co.	1	4,550
		3,184,944
Trading Companies & Distributors 0.2%
Bunzl PLC	366	3,124
Finning International, Inc.	500	5,772
Itochu Corp.	1,000	5,017
Marubeni Corp.	1,000	3,811
Mitsubishi Corp.	14,600	204,961
Mitsui & Co., Ltd.	1,000	10,229
Noble Group Ltd.	6,000	4,298
Sumitomo Corp.	500	4,407
TAL International Group, Inc.	5,100	71,910
United Rentals, Inc.*	19,300	176,016
	Shares	Value ($)

Wolseley PLC	527	2,938
		492,483
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	1,697	30,198
Atlantia SpA	186	3,420
Brisa	14,625	109,277
Cintra Concesiones de Infraestructuras de Transporte SA	1,277	9,608
Macquarie Infrastructure Group (Unit)	11,784	14,134
Transurban Group (Unit)	6,344	24,361
		190,998
Information Technology 8.0%
Communications Equipment 1.0%
Alcatel-Lucent*	9,271	20,018
Brocade Communications Systems, Inc.*	137,721	385,619
Cisco Systems, Inc.*	46,070	750,941
Comtech Telecommunications Corp.*	1,600	73,312
DG Fastchannel, Inc.*	4,800	59,904
Nokia Oyj	16,623	257,705
Nokia Oyj (ADR)	32,996	514,737
Plantronics, Inc.	3,400	44,880
QUALCOMM, Inc.	15,130	542,108
Research In Motion Ltd.*	1,900	76,185
Tandberg ASA	100	1,101
Tekelec*	9,800	130,732
Telefonaktiebolaget LM Ericsson "B"	11,141	85,446
		2,942,688
Computers & Peripherals 1.9%
Apple, Inc.*	12,900	1,101,015
EMC Corp.*	36,091	377,873
Fujitsu Ltd.	1,000	4,834
Hewlett-Packard Co.	49,900	1,810,871
International Business Machines Corp.	21,640	1,821,223
Lexmark International, Inc. "A"*	2,800	75,320
Logitech International SA (Registered)*	13,814	215,658
NCR Corp.*	6,700	94,738
NEC Corp.	1,000	3,356
Synaptics, Inc.*	7,400	122,544
Toshiba Corp.	2,000	8,235
Western Digital Corp.*	17,000	194,650
Wincor Nixdorf AG	83	3,957
		5,834,274
Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc.*	3,300	62,172
Avnet, Inc.*	17,600	320,496
Benchmark Electronics, Inc.*	1,100	14,047
Daktronics, Inc.	6,600	61,776
Electro Rent Corp.	4,500	50,220
Electrocomponents PLC	2,281	4,663
Fujifilm Holdings Corp.	200	4,402
Hitachi Ltd.	4,000	15,512
HOYA Corp.	200	3,474
IBIDEN Co., Ltd.	100	2,062
Jabil Circuit, Inc.	75,300	508,275
Kyocera Corp.	100	7,214
	Shares	Value ($)

Mettler-Toledo International, Inc.*	5,500	370,700
Multi-Fineline Electronix, Inc.*	11,600	135,604
Murata Manufacturing Co., Ltd.	100	3,920
Nidec Corp.	100	3,889
RadiSys Corp.*	3,700	20,461
TDK Corp.	100	3,673
Technitrol, Inc.	11,000	38,280
		1,630,840
Internet Software & Services 0.5%
EarthLink, Inc.*	7,100	47,996
eBay, Inc.*	10,900	152,164
Google, Inc. "A"*	2,915	896,800
GSI Commerce, Inc.*	2,500	26,300
InfoSpace, Inc.	2,400	18,120
Liquidity Services, Inc.*	2,200	18,326
ModusLink Global Solutions, Inc.*	5,300	15,317
SAVVIS, Inc.*	16,000	110,240
United Internet AG (Registered)	218	1,951
United Online, Inc.	6,900	41,883
ValueClick, Inc.*	5,500	37,620
Websense, Inc.*	1,500	22,455
Yahoo! Japan Corp.	9	3,682
Yahoo!, Inc.*	9,800	119,560
		1,512,414
IT Services 1.4%
Accenture Ltd. "A"	24,910	816,799
Alliance Data Systems Corp.*	1,800	83,754
Atos Origin SA	177	4,442
Automatic Data Processing, Inc.	11,600	456,344
Broadridge Financial Solutions, Inc.	12,100	151,734
Cap Gemini SA	629	24,244
CGI Group, Inc. "A"*	600	4,666
Computer Sciences Corp.*	8,600	302,204
CSG Systems International, Inc.*	9,300	162,471
Fiserv, Inc.*	7,600	276,412
Gartner, Inc.*	9,500	169,385
iGATE Corp.*	12,300	80,073
Indra Sistemas SA	8,986	204,180
Logica PLC	24,583	24,552
ManTech International Corp. "A"*	3,300	178,827
NTT Data Corp.	1	4,014
SAIC, Inc.*	28,000	545,440
Sapient Corp.*	9,200	40,848
Syntel, Inc.	1,000	23,120
TNS, Inc.*	1,400	13,146
Visa, Inc. "A"	11,300	592,685
		4,159,340
Office Electronics 0.1%
Canon, Inc.	11,000	345,307
Konica Minolta Holdings, Inc.	500	3,875
Neopost SA	90	8,146
Ricoh Co., Ltd.	1,000	12,735
		370,063
Semiconductors & Semiconductor Equipment 1.2%
Analog Devices, Inc.	15,600	296,712
ARM Holdings PLC	1,833	2,294
ASML Holding NV	5,496	98,077
Broadcom Corp. "A"*	14,640	248,441
Infineon Technologies AG*	2,218	3,053
Intel Corp.	95,131	1,394,620
IXYS Corp.	2,400	19,824
	Shares	Value ($)

Linear Technology Corp.	3,200	70,784
Microsemi Corp.*	11,900	150,416
ROHM Co., Ltd.	100	5,049
Skyworks Solutions, Inc.*	25,800	142,932
STMicroelectronics NV	2,700	18,029
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	67,097	530,066
Texas Instruments, Inc.	33,700	523,024
Tokyo Electron Ltd.	100	3,512
Ultratech, Inc.*	4,800	57,408
Volterra Semiconductor Corp.*	18,500	132,275
		3,696,516
Software 1.4%
ACI Worldwide, Inc.*	10,300	163,770
Adobe Systems, Inc.*	14,650	311,899
Advent Software, Inc.*	700	13,979
Compuware Corp.*	17,300	116,775
Dassault Systemes SA	339	15,319
Electronic Arts, Inc.*	8,100	129,924
i2 Technologies, Inc.*	5,200	33,228
Intuit, Inc.*	2,400	57,096
JDA Software Group, Inc.*	7,700	101,101
Mentor Graphics Corp.*	2,100	10,857
Microsoft Corp.	120,568	2,343,842
Misys PLC	1,295	1,860
Nintendo Co., Ltd.	800	307,356
Oracle Corp.*	18,850	334,210
Pegasystems, Inc.	1,300	16,068
Renaissance Learning, Inc.	1,600	14,384
SAP AG	2,145	76,875
Symantec Corp.*	3,300	44,616
The Sage Group PLC	21,974	54,035
Tyler Technologies, Inc.*	13,200	158,136
		4,305,330
Materials 3.0%
Chemicals 1.8%
Agrium, Inc.	100	3,359
Air Liquide SA	303	27,723
Air Products & Chemicals, Inc.	11,220	564,029
Airgas, Inc.	3,300	128,667
Akzo Nobel NV	1,417	58,433
Asahi Kasei Corp.	1,000	4,395
Ashland, Inc.	14,700	154,497
BASF SE	8,127	321,135
CF Industries Holdings, Inc.	2,800	137,648
Ecolab, Inc.	15,850	557,128
GenTek, Inc.*	1,600	24,080
Givaudan SA (Registered)	8	6,302
Incitec Pivot Ltd.	520	920
Innophos Holdings, Inc.	8,200	162,442
JSR Corp.	200	2,251
K&S AG	221	12,688
Koninklijke DSM NV	897	22,994
Kuraray Co., Ltd.	500	3,892
Linde AG	2,568	217,313
LSB Industries, Inc.*	4,100	34,112
Mitsubishi Chemical Holdings Corp.	1,000	4,413
Mitsubishi Gas Chemical Co., Inc.	1,000	4,087
Mitsui Chemicals, Inc.	1,000	3,696
Monsanto Co.	14,700	1,034,145
Nitto Denko Corp.	200	3,842
Novozymes AS "B"	1,650	131,453
	Shares	Value ($)

Orica Ltd.	1,199	11,772
Potash Corp. of Saskatchewan, Inc.	1,901	137,867
Praxair, Inc.	17,152	1,018,143
Shin-Etsu Chemical Co., Ltd.	400	18,346
Showa Denko KK	2,000	2,896
Solvay SA	1,411	104,905
Sumitomo Chemical Co., Ltd.	2,000	6,826
Syngenta AG (Registered)	212	41,071
Teijin Ltd.	1,000	2,827
Terra Industries, Inc.	9,100	151,697
The Mosaic Co.	2,300	79,580
Toray Industries, Inc.	2,000	10,185
Ube Industries Ltd.	1,000	2,807
Umicore	3,028	59,747
Wacker Chemie AG	47	4,998
Yara International ASA	6,460	141,195
		5,420,506
Construction Materials 0.1%
CRH PLC	13,831	349,062
Fletcher Building Ltd.	4,252	14,348
Holcim Ltd. (Registered)	403	23,204
Imerys SA	73	3,320
Lafarge SA	142	8,634
		398,568
Containers & Packaging 0.2%
Amcor Ltd.	605	2,459
Rock-Tenn Co. "A"	2,400	82,032
Sealed Air Corp.	4,800	71,712
Sonoco Products Co.	19,266	446,201
Toyo Seikan Kaisha Ltd.	300	5,168
		607,572
Metals & Mining 0.8%
Acerinox SA	5,793	92,992
Agnico-Eagle Mines Ltd.	100	5,085
Alumina Ltd.	738	722
Anglo American PLC	997	22,773
ArcelorMittal	7,371	177,665
Barrick Gold Corp.	18,100	655,530
BHP Billiton Ltd.	2,466	51,937
BHP Billiton PLC	1,501	28,274
BlueScope Steel Ltd.	470	1,154
Compass Minerals International, Inc.	3,200	187,712
First Quantum Minerals Ltd.	300	4,279
Fortescue Metals Group Ltd.*	700	957
Freeport-McMoRan Copper & Gold, Inc.	14,624	357,411
Goldcorp, Inc.	700	21,842
JFE Holdings, Inc.	600	15,870
Kinross Gold Corp.	400	7,290
Kobe Steel Ltd.	3,000	5,525
Mitsubishi Materials Corp.	4,000	10,085
Newcrest Mining Ltd.	264	6,261
Nippon Steel Corp.	6,000	19,703
Nisshin Steel Co., Ltd.	3,000	6,171
Norsk Hydro ASA	22,600	91,273
OneSteel Ltd.	1,038	1,797
Outokumpu Oyj	1,187	13,947
OZ Minerals Ltd.	1,031	395
Rautaruukki Oyj	857	14,770
Reliance Steel & Aluminum Co.	3,600	71,784
Rio Tinto Ltd.	360	9,643
	Shares	Value ($)

Rio Tinto PLC	696	15,080
Salzgitter AG	31	2,448
Sherritt International Corp.	500	1,270
SSAB Svenskt Stal AB "A"	2,280	20,083
Steel Dynamics, Inc.	25,400	283,972
Stillwater Mining Co.*	6,300	31,122
Sumitomo Metal Industries Ltd.	6,000	14,787
Sumitomo Metal Mining Co., Ltd.	1,000	10,629
Teck Cominco Ltd. "B"	324	1,580
ThyssenKrupp AG	248	6,707
voestalpine AG	341	7,311
Xstrata PLC	20,368	189,883
Yamana Gold, Inc.	300	2,296
		2,470,015
Paper & Forest Products 0.1%
Clearwater Paper Corp.*	514	4,312
Oji Paper Co., Ltd.	1,000	5,879
Stora Enso Oyj "R"	7,986	62,341
Svenska Cellulosa AB "B"	7,800	66,702
UPM-Kymmene Oyj	6,191	78,498
		217,732
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	70,602	2,012,157
Atlantic Tele-Network, Inc.	4,100	108,855
BCE, Inc.	18,539	377,387
Belgacom SA	541	20,636
BT Group PLC	9,801	19,257
Cable & Wireless PLC	3,199	7,236
Deutsche Telekom AG (Registered)	31,007	471,107
Elisa Oyj	491	8,499
France Telecom SA	5,720	159,995
Global Crossing Ltd.*	10,500	83,370
Koninklijke (Royal) KPN NV	7,006	101,593
Nippon Telegraph & Telephone Corp.	6,300	337,128
NTELOS Holdings Corp.	1,400	34,524
Portugal Telecom SGPS SA (Registered)	12,213	103,638
Premiere Global Services, Inc.*	1,500	12,915
Singapore Telecommunications Ltd.	129,000	229,687
Swisscom AG (Registered)	357	115,251
Tele2 AB "B"	1,500	13,333
Telecom Corp. of New Zealand Ltd.	160,665	214,432
Telecom Italia SpA	54,709	88,987
Telecom Italia SpA (RSP)	27,168	30,316
Telefonica SA	31,356	702,859
Telekom Austria AG	6,774	97,912
Telenor ASA	30,700	205,440
TeliaSonera AB	12,473	62,082
Telstra Corp., Ltd.	39,332	105,316
Telus Corp.	100	3,011
Telus Corp. (Non-Voting Shares)	400	11,308
Verizon Communications, Inc.	46,787	1,586,079
Windstream Corp.	6,300	57,960
		7,382,270
Wireless Telecommunication Services 0.6%
America Movil SAB de CV "L" (ADR)	3,300	102,267
China Mobile Ltd.	34,500	349,789
KDDI Corp.	11	78,346
	Shares	Value ($)

Millicom International Cellular SA (SDR)	451	20,868
Mobistar SA	53	3,817
NTT DoCoMo, Inc.	57	112,364
Rogers Communications, Inc. "B"	1,400	41,495
Softbank Corp.	2,900	52,518
Syniverse Holdings, Inc.*	5,800	69,252
Telephone & Data Systems, Inc.	14,300	454,025
USA Mobility, Inc.*	13,700	158,509
Vodafone Group PLC	263,053	529,556
		1,972,806
Utilities 3.0%
Electric Utilities 2.0%
Acciona SA	91	11,510
Allegheny Energy, Inc.	20,001	677,234
American Electric Power Co., Inc.	16,900	562,432
British Energy Group PLC	2,200	24,502
Cheung Kong Infrastructure Holdings Ltd.	1,000	3,773
Chubu Electric Power Co., Inc.	1,300	39,510
Chugoku Electric Power Co., Inc.	700	18,441
CLP Holdings Ltd.	15,000	101,987
Duke Energy Corp.	33,985	510,115
E.ON AG	9,802	396,365
Edison International	17,500	562,100
EDP — Energias de Portugal SA	25,897	97,604
Electricite de France	389	22,609
Enel SpA	21,075	134,777
Entergy Corp.	4,672	388,383
Exelon Corp.	6,577	365,747
FirstEnergy Corp.	12,301	597,583
Fortis, Inc.	1,800	35,854
Fortum Oyj	14,698	315,704
FPL Group, Inc.	8,429	424,231
Hokkaido Electric Power Co., Inc.	600	15,187
Hokuriku Electric Power Co.	500	14,153
HongKong Electric Holdings Ltd.	11,000	61,879
Iberdrola SA	10,143	94,180
Kansai Electric Power Co., Inc.	1,500	43,466
Kyushu Electric Power Co., Inc.	800	21,279
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	68	3,120
PPL Corp.	7,700	236,313
Red Electrica Corporacion SA	229	11,602
Scottish & Southern Energy PLC	1,783	31,395
Shikoku Electric Power Co., Inc.	500	16,863
Southern Co.	6,470	239,390
Terna-Rete Elettrica Nazionale SpA	6,478	21,211
Tohoku Electric Power Co., Inc.	1,000	27,066
Tokyo Electric Power Co., Inc.	2,400	80,134
Union Fenosa SA	861	21,280
		6,228,979
Gas Utilities 0.3%
Enagas	311	6,823
Gas Natural SDG SA	302	8,237
Hong Kong & China Gas Co., Ltd.	29,500	44,723
New Jersey Resources Corp.	4,800	188,880
ONEOK, Inc.	5,900	171,808
Osaka Gas Co., Ltd.	5,000	23,094
Snam Rete Gas SpA	4,641	25,634
South Jersey Industries, Inc.	1,900	75,715
The Laclede Group, Inc.	3,100	145,204
	Shares	Value ($)

Tokyo Gas Co., Ltd.	5,000	25,337
WGL Holdings, Inc.	3,000	98,070
		813,525
Independent Power Producers & Energy Traders 0.0%
Drax Group PLC	680	5,512
Electric Power Development Co., Ltd.	400	15,712
Iberdrola Renovables SA*	1,405	6,075
International Power PLC	4,087	14,190
TransAlta Corp.	2,300	45,273
		86,762
Multi-Utilities 0.7%
A2A SpA	4,548	8,151
AGL Energy Ltd.	22,035	235,172
Avista Corp.	4,700	91,086
Canadian Utilities Ltd. "A"	700	22,965
CenterPoint Energy, Inc.	3,600	45,432
Centrica PLC	8,869	34,081
Dominion Resources, Inc.	4,600	164,864
GDF Suez	2,156	106,780
National Grid PLC	5,608	55,422
NiSource, Inc.	6,800	74,596
PG&E Corp.	21,059	815,194
RWE AG	658	59,152
Sempra Energy	4,000	170,520
Suez Environnement SA*	342	5,767
TECO Energy, Inc.	8,100	100,035
United Utilities Group PLC	1,332	12,054
Veolia Environnement	808	25,359
		2,026,630
Water Utilities 0.0%
California Water Service Group	2,700	125,361
Severn Trent PLC	474	8,208
		133,569
Total Common Stocks (Cost $215,568,654)		180,951,997

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	50	3,895
Volkswagen AG	62	3,309
		7,204
Consumer Staples 0.0%
Henkel AG & Co. KGaA	1,125	36,069
Financial 0.0%
Preferred Blocker Inc., 144A, 9.0%	28	7,996
Health Care 0.0%
Fresenius SE	338	19,806
Utilities 0.0%
RWE AG	22	1,663
Total Preferred Stocks (Cost $122,753)		72,738

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0%* (Cost $8,344)	60,000	0

	Shares	Value ($)

Rights 0.0%
Financials
DBS Group Holdings Ltd., Expiration Date 1/20/2009*	1,500	3,123
Fortis, Expiration Date 7/4/2014*	6,275	0
HBOS PLC, Expiration Date 1/9/2009*	4,052	0
Lloyds TSB Group PLC, Expiration Date 1/12/2009*	565	0
Total Rights (Cost $0)		3,123

Warrants 0.0%
Financials
New ASAT (Finance) Ltd., Expiration Date 2/1/2011* (Cost $0)	24,700	1,938
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 11.7%
Consumer Discretionary 0.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	45,000	27,675
American Achievement Corp., 144A, 8.25%, 4/1/2012	15,000	11,550
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	22,571	5,417
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	35,000	16,275
8.0%, 3/15/2014	15,000	7,125
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	500,000	510,451
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	15,000	14,962
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	25,000	9,500
Carrols Corp., 9.0%, 1/15/2013	15,000	10,125
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	75,000	60,000
Comcast Corp., 6.4%, 5/15/2038	400,000	399,065
CSC Holdings, Inc.:
6.75%, 4/15/2012	25,000	22,875
Series B, 8.125%, 7/15/2009	25,000	24,875
Series B, 8.125%, 8/15/2009	55,000	54,725
Denny's Holdings, Inc., 10.0%, 10/1/2012	10,000	6,925
DIRECTV Holdings LLC, 7.625%, 5/15/2016	70,000	67,900
Dollarama Group LP, 8.073%***, 8/15/2012 (b)	24,000	15,240
EchoStar DBS Corp.:
6.625%, 10/1/2014	40,000	33,400
7.125%, 2/1/2016	35,000	29,225
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	25,000	2,438
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	30,000	20,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	15,000	10,050
Hertz Corp., 8.875%, 1/1/2014	85,000	52,275
Idearc, Inc., 8.0%, 11/15/2016	55,000	4,125
	Principal Amount ($)(a)	Value ($)

Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	20,000	10,900
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	30,000	12,750
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	66,750
Lamar Media Corp., Series C, 6.625%, 8/15/2015	20,000	14,450
Liberty Media LLC, 5.7%, 5/15/2013	5,000	3,278
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	15,000	9,000
MGM MIRAGE:
6.625%, 7/15/2015	25,000	15,250
8.375%, 2/1/2011	20,000	11,900
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	40,000	30,000
Norcraft Holdings LP, 9.75%, 9/1/2012	80,000	59,600
Penske Automotive Group, Inc., 7.75%, 12/15/2016	50,000	23,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	20,000	15,800
Quebecor Media, Inc., 7.75%, 3/15/2016	20,000	13,500
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	25,000	1,969
Reader's Digest Association, Inc., 9.0%, 2/15/2017	25,000	2,156
Sabre Holdings Corp., 8.35%, 3/15/2016	25,000	5,563
Seminole Hard Rock Entertainment, Inc., 144A, 4.496%***, 3/15/2014	30,000	15,225
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	25,000	12,500
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	105,000	12,075
Sinclair Television Group, Inc., 8.0%, 3/15/2012	26,000	19,565
Sirius XM Radio, Inc., 9.625%, 8/1/2013	55,000	10,244
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	30,000	11,175
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	143,702
Time Warner Cable, Inc., 8.25%, 2/14/2014	750,000	760,849
Travelport LLC:
6.828%***, 9/1/2014	20,000	5,900
9.875%, 9/1/2014	5,000	1,875
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	5,000	663
United Components, Inc., 9.375%, 6/15/2013	5,000	2,100
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	50,000	54,559
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	32,999	7,699
Vitro SAB de CV, 9.125%, 2/1/2017	40,000	12,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	130,000	1,300
		2,784,145
	Principal Amount ($)(a)	Value ($)

Consumer Staples 1.3%
Alliance One International, Inc., 8.5%, 5/15/2012	15,000	11,025
Coca-Cola Enterprises, Inc., 7.375%, 3/3/2014	1,000,000	1,098,105
CVS Caremark Corp., 6.25%, 6/1/2027	750,000	697,351
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	27,763
9.0%, 4/15/2031	56,000	56,634
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	15,000	8,400
Kroger Co., 6.15%, 1/15/2020	1,250,000	1,233,280
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	108,750	59,813
Reynolds American, Inc., 7.75%, 6/1/2018	750,000	615,322
Smithfield Foods, Inc., 7.75%, 7/1/2017	5,000	2,850
Viskase Companies, Inc., 11.5%, 6/15/2011	480,000	312,000
		4,122,543
Energy 0.3%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	55,000	33,550
Belden & Blake Corp., 8.75%, 7/15/2012	130,000	89,050
Bristow Group, Inc., 7.5%, 9/15/2017	30,000	20,100
Chaparral Energy, Inc., 8.5%, 12/1/2015	40,000	8,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	20,000	14,800
6.875%, 1/15/2016	90,000	72,000
7.5%, 6/15/2014	10,000	8,450
Cimarex Energy Co., 7.125%, 5/1/2017	25,000	19,500
Delta Petroleum Corp., 7.0%, 4/1/2015	45,000	9,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011	10,000	8,750
El Paso Corp., 7.25%, 6/1/2018	40,000	31,747
Forest Oil Corp., 144A, 7.25%, 6/15/2019	15,000	10,950
Frontier Oil Corp., 6.625%, 10/1/2011	20,000	18,100
KCS Energy, Inc., 7.125%, 4/1/2012	105,000	78,750
Mariner Energy, Inc.:
7.5%, 4/15/2013	25,000	16,000
8.0%, 5/15/2017	20,000	10,400
Newfield Exploration Co., 7.125%, 5/15/2018	40,000	31,600
OPTI Canada, Inc.:
7.875%, 12/15/2014	35,000	17,850
8.25%, 12/15/2014	70,000	37,800
Petrohawk Energy Corp., 144A, 7.875%, 6/1/2015	15,000	11,100
Plains Exploration & Production Co., 7.0%, 3/15/2017	15,000	10,275
Quicksilver Resources, Inc., 7.125%, 4/1/2016	70,000	37,450
Range Resources Corp., 7.25%, 5/1/2018	10,000	8,350
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	20,000	11,100
	Principal Amount ($)(a)	Value ($)

Stone Energy Corp.:
6.75%, 12/15/2014	40,000	19,600
8.25%, 12/15/2011	75,000	46,500
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	25,000	19,843
Tesoro Corp., 6.5%, 6/1/2017	25,000	13,719
Whiting Petroleum Corp.:
7.0%, 2/1/2014	20,000	14,100
7.25%, 5/1/2012	50,000	37,250
Williams Companies, Inc.:
8.125%, 3/15/2012	85,000	78,306
8.75%, 3/15/2032	50,000	37,250
Williams Partners LP, 7.25%, 2/1/2017	25,000	19,750
		900,990
Financials 5.0%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	60,000	22,800
Ashton Woods USA LLC, 9.5%, 10/1/2015**	70,000	14,000
BB&T Corp., 5.2%, 12/23/2015	1,000,000	950,420
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	15,000	3,000
Citigroup, Inc.:
2.875%, 12/9/2011	3,000,000	3,093,516
6.125%, 5/15/2018	500,000	505,561
6.5%, 8/19/2013	530,000	534,816
Conproca SA de CV, REG S, 12.0%, 6/16/2010	279,855	284,752
Countrywide Home Loans, Inc., Series H, 6.25%, 4/15/2009	125,000	125,026
FIA Card Services NA, 144A, 7.125%, 11/15/2012	1,250,000	1,278,095
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	155,000	113,229
7.875%, 6/15/2010	65,000	52,012
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	1,250,000	1,259,014
GMAC LLC, 144A, 6.875%, 9/15/2011	132,000	94,324
Hawker Beechcraft Acquisition Co., LLC, 8.5%, 4/1/2015	65,000	26,650
Hexion US Finance Corp., 9.75%, 11/15/2014	20,000	5,700
Inmarsat Finance PLC, 10.375%, 11/15/2012	30,000	26,587
iPayment, Inc., 9.75%, 5/15/2014	25,000	12,500
JPMorgan Chase & Co., 4.75%, 5/1/2013	875,000	863,423
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	25,000	5,500
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	750,000	784,519
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	95,000	9,975
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	53,000
PNC Bank NA, 6.875%, 4/1/2018	1,000,000	1,063,968
PNC Funding Corp., 2.3%, 6/22/2012	3,000,000	3,029,967
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	25,000	24,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	4,000	3,560
SLM Corp., Series A, 4.5%, 7/26/2010	125,000	108,483
	Principal Amount ($)(a)	Value ($)

Sprint Capital Corp.:
7.625%, 1/30/2011	20,000	16,700
8.375%, 3/15/2012	10,000	8,000
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	1,000,000	960,961
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	75,000	750
UCI Holdco, Inc., 9.996%***, 12/15/2013 (PIK)	34,934	5,939
Universal City Development Partners Ltd., 11.75%, 4/1/2010	125,000	80,625
		15,421,872
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	45,000	22,950
Boston Scientific Corp., 6.0%, 6/15/2011	25,000	23,750
Community Health Systems, Inc., 8.875%, 7/15/2015	185,000	170,200
HCA, Inc.:
9.125%, 11/15/2014	35,000	32,463
9.25%, 11/15/2016	130,000	119,275
9.625%, 11/15/2016 (PIK)	40,000	31,200
HEALTHSOUTH Corp., 10.75%, 6/15/2016	20,000	18,350
IASIS Healthcare LLC, 8.75%, 6/15/2014	30,000	23,250
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	25,000	18,375
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	30,000	18,300
The Cooper Companies, Inc., 7.125%, 2/15/2015	45,000	37,800
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	25,000	19,625
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	75,000	62,625
		598,163
Industrials 0.6%
Actuant Corp., 6.875%, 6/15/2017	20,000	15,050
ARAMARK Corp., 8.5%, 2/1/2015	10,000	9,050
Baldor Electric Co., 8.625%, 2/15/2017	25,000	18,625
BE Aerospace, Inc., 8.5%, 7/1/2018	50,000	45,000
Belden, Inc., 7.0%, 3/15/2017	25,000	18,750
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	75,000	61,873
Cenveo Corp., 144A, 10.5%, 8/15/2016	10,000	5,800
Congoleum Corp., 8.625%, 8/1/2008**	190,000	142,500
DRS Technologies, Inc.:
6.625%, 2/1/2016	10,000	10,000
6.875%, 11/1/2013	65,000	64,675
7.625%, 2/1/2018	80,000	80,000
Esco Corp., 144A, 8.625%, 12/15/2013	45,000	31,500
General Cable Corp., 7.125%, 4/1/2017	15,000	9,900
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	20,000	15,425
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	25,000	7,250
	Principal Amount ($)(a)	Value ($)

Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	20,000	16,364
9.375%, 5/1/2012	60,000	54,900
Kansas City Southern Railway Co., 7.5%, 6/15/2009	20,000	20,050
Lockheed Martin Corp., 4.121%, 3/14/2013	500,000	487,411
Mobile Mini, Inc., 9.75%, 8/1/2014	25,000	17,750
Moog, Inc., 144A, 7.25%, 6/15/2018	10,000	8,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	35,000	19,425
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	75,000	11,250
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	20,000	14,900
Seitel, Inc., 9.75%, 2/15/2014	15,000	5,400
Titan International, Inc., 8.0%, 1/15/2012	85,000	62,900
TransDigm, Inc., 7.75%, 7/15/2014	15,000	12,300
Union Pacific Corp., 5.7%, 8/15/2018	500,000	481,368
United Rentals North America, Inc.:
6.5%, 2/15/2012	15,000	11,850
7.0%, 2/15/2014	65,000	39,650
US Concrete, Inc., 8.375%, 4/1/2014	30,000	16,200
		1,815,116
Information Technology 0.4%
Alion Science & Technology Corp., 10.25%, 2/1/2015	20,000	9,025
L-3 Communications Corp.:
5.875%, 1/15/2015	80,000	72,000
Series B, 6.375%, 10/15/2015	35,000	32,725
Lucent Technologies, Inc., 6.45%, 3/15/2029	75,000	30,000
MasTec, Inc., 7.625%, 2/1/2017	35,000	26,293
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	45,000	23,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015	60,000	39,600
Vangent, Inc., 9.625%, 2/15/2015	15,000	8,719
Xerox Corp., 5.65%, 5/15/2013	1,300,000	1,020,344
		1,262,106
Materials 0.5%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	15,000	10,350
ARCO Chemical Co., 9.8%, 2/1/2020	195,000	21,450
Cascades, Inc., 7.25%, 2/15/2013	57,000	29,070
Chemtura Corp., 6.875%, 6/1/2016	50,000	25,500
CPG International I, Inc., 10.5%, 7/1/2013	50,000	28,000
Exopack Holding Corp., 11.25%, 2/1/2014	80,000	46,800
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	65,000	55,250
8.375%, 4/1/2017	120,000	98,400
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	200,330	144,237
144A, 9.968%***, 12/31/2009	322,000	231,840
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	15,000	12,600
Hexcel Corp., 6.75%, 2/1/2015	95,000	72,200
	Principal Amount ($)(a)	Value ($)

Huntsman LLC, 11.625%, 10/15/2010	122,000	106,750
Innophos, Inc., 8.875%, 8/15/2014	10,000	7,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012	30,000	5,100
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	70,000	54,250
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	15,408	4,314
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	15,000	7,500
Monsanto Co., 5.875%, 4/15/2038	500,000	536,232
NewMarket Corp., 7.125%, 12/15/2016	65,000	48,750
Radnor Holdings Corp., 11.0%, 3/15/2010**	40,000	50
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	35,000	6,650
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	50,000	36,750
The Mosaic Co., 144A, 7.375%, 12/1/2014	40,000	32,800
Witco Corp., 6.875%, 2/1/2026	60,000	16,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	40,000	32,200
		1,670,843
Telecommunication Services 1.2%
AT&T Mobility LLC, 6.5%, 12/15/2011	750,000	752,996
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	91,648	10,869
Cellco Partnership, 144A, 7.375%, 11/15/2013	750,000	791,310
Centennial Communications Corp.:
10.0%, 1/1/2013	15,000	15,525
10.125%, 6/15/2013	40,000	40,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	70,000	61,600
8.375%, 1/15/2014	25,000	19,250
Cricket Communications, Inc.:
9.375%, 11/1/2014	55,000	49,500
144A, 10.0%, 7/15/2015	50,000	45,750
Intelsat Corp.:
144A, 9.25%, 8/15/2014	10,000	9,300
144A, 9.25%, 6/15/2016	110,000	100,100
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	60,000	54,600
iPCS, Inc., 5.318%***, 5/1/2013	10,000	7,100
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	60,000	53,700
Millicom International Cellular SA, 10.0%, 12/1/2013	80,000	72,000
Qwest Corp.:
7.25%, 9/15/2025	10,000	6,700
7.875%, 9/1/2011	65,000	59,800
8.875%, 3/15/2012	15,000	13,875
	Principal Amount ($)(a)	Value ($)

Rogers Communications, Inc., 6.8%, 8/15/2018	500,000	505,216
Sprint Nextel Corp., 6.0%, 12/1/2016	25,000	17,625
Stratos Global Corp., 9.875%, 2/15/2013	15,000	14,175
Telesat Canada, 144A, 11.0%, 11/1/2015	225,000	160,875
Verizon Communications, Inc., 8.95%, 3/1/2039	500,000	645,845
Virgin Media Finance PLC:
8.75%, 4/15/2014	55,000	41,250
8.75%, 4/15/2014 EUR	45,000	44,099
Windstream Corp.:
7.0%, 3/15/2019	25,000	19,250
8.625%, 8/1/2016	10,000	8,850
		3,621,560
Utilities 1.3%
AES Corp.:
8.0%, 10/15/2017	45,000	36,900
144A, 8.0%, 6/1/2020	50,000	38,750
144A, 8.75%, 5/15/2013	152,000	145,920
9.5%, 6/1/2009	25,000	24,812
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	190,000	187,150
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	1,000,000	992,662
Appalachian Power Co., 7.0%, 4/1/2038	750,000	741,881
CenterPoint Energy, Inc., 6.5%, 5/1/2018	750,000	612,754
CMS Energy Corp., 8.5%, 4/15/2011	110,000	108,329
DPL, Inc., 6.875%, 9/1/2011	500,000	491,989
Edison Mission Energy, 7.0%, 5/15/2017	50,000	43,500
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	70,000	49,700
Knight, Inc., 6.5%, 9/1/2012	15,000	12,675
Mirant Americas Generation LLC, 8.3%, 5/1/2011	45,000	43,650
Mirant North America LLC, 7.375%, 12/31/2013	20,000	19,200
NRG Energy, Inc.:
7.25%, 2/1/2014	55,000	51,425
7.375%, 2/1/2016	50,000	46,500
7.375%, 1/15/2017	20,000	18,400
NV Energy, Inc.:
6.75%, 8/15/2017	50,000	38,382
8.625%, 3/15/2014	8,000	7,213
Regency Energy Partners LP, 8.375%, 12/15/2013	31,000	21,235
Reliant Energy, Inc., 7.875%, 6/15/2017	55,000	44,550
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	105,000	74,550
		3,852,127
Total Corporate Bonds (Cost $39,552,234)		36,049,465

	Principal Amount ($)(a)	Value ($)

Asset-Backed 0.8%
Automobile Receivables 0.3%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	566,000	552,324
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	379,000	289,195
		841,519
Home Equity Loans 0.5%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	642,582	552,803
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	1,135,415	941,923
		1,494,726
Total Asset-Backed (Cost $2,722,798)		2,336,245

Mortgage-Backed Securities Pass-Throughs 9.2%
Federal Home Loan Mortgage Corp.:
5.0%, 10/1/2035	2,383,295	2,433,381
5.5%, 4/1/2038	8,489,516	8,699,434
6.0%,with various maturities from 8/1/2035 until 3/1/2038	599,352	607,469
Federal National Mortgage Association:
4.5%,with various maturities from 11/1/2028 until 9/1/2035	1,585,106	1,610,738
5.5%,with various maturities from 2/1/2037 until 4/1/2038	10,828,968	10,923,311
6.0%,with various maturities from 1/1/2024 until 8/1/2037	3,723,261	3,840,987
6.5%,with various maturities from 5/1/2017 until 1/1/2038	103,742	108,022
8.0%, 9/1/2015	119,491	126,892
Total Mortgage-Backed Securities Pass-Throughs (Cost $27,556,072)		28,350,234

Commercial and Non-Agency Mortgage-Backed Securities 4.6%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.414%***, 1/25/2036	1,000,000	484,222
Bear Stearns Adjustable Rate Mortgage Trust, "12A5", Series 2004-1, 4.565%***, 4/25/2034	1,443,377	883,840
Countrywide Alternative Loan Trust:
"3A11", Series 2005-20CB, 0.771%***, 7/25/2035	1,075,677	740,674
"A1", Series 2004-1T1, 5.0%, 2/25/2034	337,717	284,482
"1A5", Series 2003-J1, 5.25%, 10/25/2033	379,183	329,186
"4A3", Series 2005-43, 5.67%***, 10/25/2035	636,605	243,474
	Principal Amount ($)(a)	Value ($)

"A1", Series 2004-35T2, 6.0%, 2/25/2035	379,811	331,574
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	1,774,475	1,307,132
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	995,512	618,878
First Horizon Alternative Mortgage Securities, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	1,631,026	734,360
GS Mortgage Securities Corp. II, "AAB", Series 2006-GG8, 5.535%, 11/10/2039	1,800,000	1,362,765
LB-UBS Commercial Mortgage Trust, "A2", Series 2005-C2, 4.821%, 4/15/2030	127,801	121,350
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	373,509
"1A1", Series 2005-17, 5.701%***, 8/25/2035	1,094,538	727,641
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	127,667	107,360
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	2,100,000	1,615,115
"APB", Series 2007-C34, 5.617%, 5/15/2046	2,875,000	2,021,578
Wachovia Mortgage Loan Trust LLC, "1A1", Series 2006-A, 5.581%***, 5/20/2036	2,292,737	1,242,492
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A6", Series 2004-AR4, 3.792%***, 6/25/2034	190,000	182,419
"1A3", Series 2005-AR16, 5.102%***, 12/25/2035	1,005,000	536,138
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $22,084,515)		14,248,189

Collateralized Mortgage Obligations 2.4%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	607,751	631,650
Federal Home Loan Mortgage Corp.:
"OS", Series 3102, Principal Only, Zero Coupon, 1/15/2036	4,337,616	3,646,591
"H", Series 2278, 6.5%, 1/15/2031	17,882	18,504
Government National Mortgage Association, "CK", Series 2007-31, 5.0%, 5/16/2037	3,000,000	3,020,889
Total Collateralized Mortgage Obligations (Cost $6,658,744)		7,317,634

Loan Participations and Assignments 0.2%
Senior Loans***
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 3.754%, 4/2/2014	15,528	10,118
	Principal Amount ($)(a)	Value ($)

Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 9.254%, 5/1/2013	26,839	6,750
Term Loan B, LIBOR plus 7.25%, 9.254%, 11/1/2013	136,563	34,346
Term Loan DIP, LIBOR plus 7.25%, 9.254%, 1/22/2009	65,653	16,512
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.504%, 10/10/2014	212,675	148,873
Term Loan B3, LIBOR plus 3.5%, 5.504%, 10/10/2014	88,476	61,564
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.504%, 6/30/2013	19,949	12,369
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.004%, 12/16/2013	24,873	10,205
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.254%, 9/16/2013	14,849	9,949
Golden Nugget, Term Loan, 3.73%, 6/16/2014	35,000	3,675
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.004%, 3/26/2014	1,336	701
Term Loan B, LIBOR plus 2.0%, 4.004%, 3/26/2014	22,809	11,965
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 3.504%, 11/17/2012	88,441	75,130
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.254%, 5/6/2013	72,654	30,805
Term Loan C2, LIBOR plus 2.25%, 4.254%, 5/6/2013	10,926	4,633
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.254%, 6/15/2014 (PIK)	80,660	46,379
Longview Power LLC:
Demand Draw, 3.75%, 4/1/2014	26,667	16,667
Letter of Credit, 1.35%, 4/1/2014	13,333	8,333
Term Loan B, 4.25%, 4/1/2014	25,000	15,625
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.004%, 9/30/2014	23,027	10,049
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.254%, 8/23/2013	10,171	6,357
Term Loan B, LIBOR plus 3.25%, 5.254%, 8/23/2014	10,171	6,357
Telesat Canada:
Delayed Draw Term Loan, LIBOR plus 3.0%, 5.004%, 10/31/2014	6,283	4,307
Term Loan B, LIBOR plus 3.0%, 5.004%, 10/31/2014	73,148	50,143
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.004%, 5/19/2014**	49,152	14,184
Total Loan Participations and Assignments (Cost $1,117,706)		615,996

	Principal Amount ($)(a)	Value ($)

Preferred Securities 0.1%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (c)	35,000	23,110
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (c)	218,000	115,570
Xerox Capital Trust I, 8.0%, 2/1/2027	15,000	10,243
Total Preferred Securities (Cost $276,067)		148,923

Government & Agency Obligations 6.3%
US Treasury Obligations
US Treasury Bill, 0.17%****, 1/15/2009 (d)	3,791,000	3,790,981
US Treasury Bonds:
4.75%, 2/15/2037	500,000	696,719
8.125%, 8/15/2019	1,000,000	1,477,969
US Treasury Notes:
2.75%, 10/31/2013 (e)	6,000,000	6,378,750
3.75%, 11/15/2018	4,500,000	5,094,135
4.5%, 11/15/2015	1,500,000	1,778,908
Total Government & Agency Obligations (Cost $18,627,280)		19,217,462
	Units	Value ($)

Other Investments 0.0%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $116,987)	170,000	81,600
	Shares	Value ($)

Exchange Traded Fund 0.3%
iShares MSCI Japan Index Fund (Cost $943,697)	83,841	804,874

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 1.69% (f) (g) (Cost $5,493,750)	5,493,750	5,493,750

Cash Equivalents 4.9%
Cash Management QP Trust, 1.42% (f) (Cost $15,034,729)	15,034,729	15,034,729
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $355,884,330)+	101.2	310,728,897
Other Assets and Liabilities, Net	(1.2)	(3,562,992)
Net Assets	100.0	307,165,905
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Ashton Woods USA LLC	9.5%	10/1/2015	70,000	USD	63,467	14,000
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	142,500
Quebecor World, Inc.	9.75%	1/15/2015	25,000	USD	25,000	1,969
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	25,775	50
Tribune Co.	5.004%	5/19/2014	49,152	USD	49,122	14,184
Tropicana Entertainment LLC	9.625%	12/15/2014	75,000	USD	55,245	750
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	5,000	USD	4,788	663
					413,553	174,116
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $362,091,444. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $51,362,547. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,170,091 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,532,638.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 6/30/2009.
(c) Date shown is call date; not a maturity date for the perpetual preferred securities.
(d) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $5,315,625, which is 1.7% of net assets.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten van Aandelen

FDR: Fiduciary Depositary Receipt

LIBOR: Represents the London InterBank Offered Rate.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

PPS: Price Protected Shares

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgage or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	3/16/2009	43	3,370,020	3,489,513	119,493
10 Year Canadian Government Bond	3/20/2009	44	4,244,640	4,517,975	273,335
2 Year US Treasury Note	3/31/2009	23	4,954,407	5,015,437	61,030
AEX Index	1/16/2009	24	1,650,941	1,643,705	(7,236)
ASX SPI 200 Index	3/19/2009	20	1,244,073	1,305,855	61,782
DAX Index	3/20/2009	2	330,022	336,010	5,988
DJ Euro Stoxx 50 Index	3/20/2009	19	641,782	647,068	5,286
Federal Republic of Germany Euro-Bund	3/6/2009	43	7,435,123	7,461,951	26,828
Federal Republic of Germany Euro-Schatz	3/6/2009	106	15,804,065	15,835,190	31,125
FTSE 100 Index	3/20/2009	1	60,683	63,117	2,434
Hang Seng Stock Index	1/29/2009	5	468,381	464,665	(3,716)
IBEX 35 Index	1/16/2009	1	125,868	126,675	807
Nikkei 225 Index	3/12/2009	1	43,479	45,700	2,221
Russell 2000 Mini Index	3/20/2009	71	3,336,412	3,535,090	198,678
S&P 500 E Mini Index	3/20/2009	49	2,167,523	2,205,245	37,722
S&P MIB	3/20/2009	4	533,247	539,951	6,704
United Kingdom Long Gilt Bond	3/27/2009	15	2,498,562	2,662,786	164,224
Total net unrealized appreciation					986,705

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	3/11/2009	4	6,148,867	6,182,901	(34,034)
10 Year US Treasury Note	3/20/2009	110	13,411,739	13,832,500	(420,761)
CAC 40 Index	1/16/2009	25	1,117,009	1,119,337	(2,328)
FTSE 100 Index	3/20/2009	6	367,939	378,703	(10,764)
Nasdaq E-Mini 100 Index	3/20/2009	28	669,245	679,000	(9,755)
Russell 2000 Mini Index	3/20/2009	9	409,614	448,110	(38,496)
S&P 500 E Mini Index	3/20/2009	14	610,577	630,070	(19,493)
S&P TSE 60 Index	3/19/2009	5	414,843	437,343	(22,500)
TOPIX Index	3/13/2009	28	2,505,946	2,662,548	(156,602)
Total unrealized depreciation					(714,733)

At December 31, 2008, open credit default swap contract purchased was as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/Quality Rating (i)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ ($)
5/2/2008 6/20/2013	25,000[1]	7.25%	ARCO Chemical Co., 9/8%, 2/1/2020, D	18,061	—	18,061

At December 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($) (h)	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (i)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
2/14/2008 3/20/2009	35,000[1]	3.8%	HCA, Inc. 6.375%, 1/15/2015, B-	(107)	—	(107)
2/26/2008 3/20/2009	25,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	51	—	51
Total net unrealized depreciation						(56)
(h) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(i) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.
Counterparty:
[1] Merrill Lynch, Pierce, Fenner & Smith, Inc.

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	84,700	USD	121,817	1/15/2009	4,161
GBP	4,812,000	USD	7,047,174	1/21/2009	132,931
USD	5,319,009	EUR	4,221,000	1/21/2009	542,654
USD	3,214,521	CHF	3,896,000	1/21/2009	446,796
USD	204,580	NZD	386,000	1/21/2009	20,214
USD	4,951,817	SEK	41,417,000	1/21/2009	283,369
USD	8,703,630	SGD	13,282,000	1/21/2009	508,466
Total unrealized appreciation					1,938,591
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	15,965	JPY	1,440,000	1/6/2009	(77)
AUD	604,000	USD	388,438	1/21/2009	(31,646)
CAD	1,427,000	USD	1,131,462	1/21/2009	(24,052)
JPY	360,226,000	USD	3,898,550	1/21/2009	(77,015)
NOK	34,773,000	USD	4,825,897	1/21/2009	(131,932)
Total unrealized depreciation					(264,722)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 151,137,200	$ 271,972
Level 2	159,428,604	1,691,874
Level 3	163,093	—
Total	$ 310,728,897	$ 1,963,846
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 109,579
Total realized gain (loss)	(3,540)
Change in unrealized appreciation (depreciation)	(230,402)
Amortization Premium/Discount	698
Net purchases (sales)	(43,324)
Net transfers in (out) of Level 3	330,082
Balance as of December 31, 2008	$ 163,093

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $335,355,851) — including $5,315,625 of securities loaned	$ 290,200,418
Investment in Daily Assets Fund Institutional (cost $5,493,750)*	5,493,750
Investment in Cash Management QP Trust (cost $15,034,729)	15,034,729
Total investments, at value (cost $355,884,330)	310,728,897
Cash	117,254
Foreign currency, at value (cost $161,792)	165,282
Deposits with broker for open futures contracts	23,425
Receivable for investments sold	4,039,636
Dividends receivable	321,151
Interest receivable	937,710
Foreign taxes recoverable	25,834
Receivable for Portfolio shares sold	11,501
Receivable for variation margin on open futures contracts	463,472
Unrealized appreciation on forward foreign currency exchange contracts	1,938,591
Unrealized appreciation on credit default swap contracts	18,112
Other assets	11,030
Total assets	318,801,895
Liabilities
Payable upon return of securities loaned	5,493,750
Payable for investments purchased	4,803,569
Payable for Portfolio shares redeemed	583,221
Payable for closed credit default swap contracts	3,926
Unrealized depreciation on forward foreign currency exchange contracts	264,722
Unrealized depreciation on credit default swap contracts	107
Accrued management fee	104,307
Other accrued expenses and payables	382,388
Total liabilities	11,635,990
Net assets, at value	$ 307,165,905
Net Assets Consist of
Undistributed net investment income	10,418,830
Net unrealized appreciation (depreciation) on: Investments	(45,155,433)
Futures	271,972
Credit default swap contracts	18,005
Foreign currency	1,675,785
Accumulated net realized gain (loss)	(50,973,947)
Paid-in capital	390,910,693
Net assets, at value	$ 307,165,905
Class A Net Asset Value, offering and redemption price per share ($307,119,228 ÷ 17,697,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.35
Class B Net Asset Value, offering and redemption price per share ($46,677 ÷ 2,694 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.33
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $158,065)	$ 5,590,844
Interest	8,359,778
Interest — Cash Management QP Trust	848,791
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	90,758
Total Income	14,890,171
Expenses: Management fee	1,716,044
Administration fee	267,755
Custodian fee	332,641
Services to shareholders	420
Distribution service fee (Class B)	5,567
Record keeping fees (Class B)	2,124
Professional fees	136,591
Trustees' fees and expenses	51,947
Reports to shareholders and shareholder meeting	150,922
Other	87,880
Total expenses before expense reductions	2,751,891
Expense reductions	(77,536)
Total expenses after expense reductions	2,674,355
Net investment income (loss)	12,215,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(42,865,467)
Futures	(631,031)
Credit default swap contracts	(119,513)
Foreign currency	(3,763,540)
Payments by affiliates (see Note I)	11,599
(47,367,952)
Change in net unrealized appreciation (depreciation) on: Investments	(94,917,429)
Futures	(373,384)
Credit default swap contracts	23,823
Unfunded loan commitments	545
Foreign currency	1,568,924
(93,697,521)
Net gain (loss)	(141,065,473)
Net increase (decrease) in net assets resulting from operations	$ (128,849,657)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 12,215,816	$ 17,503,276
Net realized gain (loss)	(47,367,952)	51,427,436
Change in net unrealized appreciation (depreciation)	(93,697,521)	(39,914,299)
Net increase (decrease) in net assets resulting from operations	(128,849,657)	29,016,413
Distributions to shareholders from: Net investment income: Class A	(17,655,048)	(18,973,533)
Class B	(219,769)	(849,365)
Total distributions	(17,874,817)	(19,822,898)
Portfolio share transactions: Class A Proceeds from shares sold	13,590,722	13,218,397
Reinvestment of distributions	17,655,048	18,973,533
Cost of shares redeemed	(105,746,417)	(113,345,811)
Net increase (decrease) in net assets from Class A share transactions	(74,500,647)	(81,153,881)
Class B Proceeds from shares sold	106,733	575,499
Reinvestment of distributions	219,769	849,365
Cost of shares redeemed	(7,155,899)	(25,041,162)
Net increase (decrease) in net assets from Class B share transactions	(6,829,397)	(23,616,298)
Increase (decrease) in net assets	(228,054,518)	(95,576,664)
Net assets at beginning of period	535,220,423	630,797,087
Net assets at end of period (including undistributed net investment income of $10,418,830 and $17,895,386, respectively)	$ 307,165,905	$ 535,220,423
Other Information
Class A Shares outstanding at beginning of period	21,278,440	24,544,133
Shares sold	607,834	536,248
Shares issued to shareholders in reinvestment of distributions	782,235	792,545
Shares redeemed	(4,971,366)	(4,594,486)
Net increase (decrease) in Class A shares	(3,581,297)	(3,265,693)
Shares outstanding at end of period	17,697,143	21,278,440
Class B Shares outstanding at beginning of period	293,818	1,244,941
Shares sold	4,568	23,371
Shares issued to shareholders in reinvestment of distributions	9,716	35,405
Shares redeemed	(305,408)	(1,009,899)
Net increase (decrease) in Class B shares	(291,124)	(951,123)
Shares outstanding at end of period	2,694	293,818

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 24.81	$ 24.46	$ 22.75	$ 22.37	$ 21.32
Income (loss) from investment operations: Net investment income[a]	.61	.74	.69[c]	.59	.47
Net realized and unrealized gain (loss)	(7.20)	.42	1.60	.34	.93
Total from investment operations	(6.59)	1.16	2.29	.93	1.40
Less distributions from: Net investment income	(.87)	(.81)	(.58)	(.55)	(.35)
Net asset value, end of period	$ 17.35	$ 24.81	$ 24.46	$ 22.75	$ 22.37
Total Return (%)	(27.33)[b]	4.84[b]	10.24[b,c]	4.30[b]	6.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	307	528	600	653	622
Ratio of expenses before expense reductions (%)	.64	.52	.55	.55	.59
Ratio of expenses after expense reductions (%)	.62	.51	.51	.53	.59
Ratio of net investment income (%)	2.83	3.00	2.99[c]	2.66	2.18
Portfolio turnover rate (%)	263	199	108	122	140
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 24.78	$ 24.43	$ 22.72	$ 22.33	$ 21.28
Income (loss) from investment operations: Net investment income[a]	.53	.65	.60[c]	.51	.39
Net realized and unrealized gain (loss)	(7.20)	.41	1.60	.35	.92
Total from investment operations	(6.67)	1.06	2.20	.86	1.31
Less distributions from: Net investment income	(.78)	(.71)	(.49)	(.47)	(.26)
Net asset value, end of period	$ 17.33	$ 24.78	$ 24.43	$ 22.72	$ 22.33
Total Return (%)	(27.65)[b]	4.43[b]	9.82[b,c]	3.90[b]	6.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	7	30	34	33
Ratio of expenses before expense reductions (%)	.96	.89	.93	.95	.97
Ratio of expenses after expense reductions (%)	.93	.88	.89	.91	.97
Ratio of net investment income (%)	2.52	2.63	2.61[c]	2.28	1.80
Portfolio turnover rate (%)	263	199	108	122	140
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Performance Summary December 31, 2008

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.71% and 0.96% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,151	$7,362	$9,402	$9,054
	Average annual total return	-38.49%	-9.71%	-1.23%	-.99%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,152	$7,310	9,264	$10,681
	Average annual total return	-38.48%	-9.92%	-1.52%	1.02%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$10,532
	Average annual total return	-37.60%	-8.66%	-2.04%	.80%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 691.80	$ 693.40
Expenses Paid per $1,000*	$ 3.27	$ 5.02
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.27	$ 1,019.20
Expenses Paid per $1,000*	$ 3.91	$ 5.99
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.77%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Blue Chip VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31% for the 12 months ended December 31, 2008. With a return of -38.49% (Class A shares, unadjusted for contract charges), the Portfolio's return was in line with that of its benchmark, the Russell 1000® Index, which posted a return of -37.60%.

The major contributors to the Portfolio's performance were underweights and stock selection in the financials and consumer discretionary sectors.1 In the financials sector, the Portfolio's performance benefited from not owning many of the worst-performing stocks. In the consumer discretionary sector, performance benefited from overweight positions in The DIRECTV Group, Inc., AutoZone, Inc. and McDonald's Corp.

The major detractors from the Portfolio's performance relative to its benchmark were stock selection in the energy and materials sectors. In the energy sector, performance was hurt by an underweight position in ExxonMobil Corp., which was down less than the sector, and by overweights in coal producers Walter Industries, Inc. and Massey Energy Co. In the materials sector, overweight positions in Terra Industries, Inc. and CF Industries Holdings, Inc., both of which produce fertilizer and other agricultural products, detracted from performance.

Robert Wang, Julie Abbett and James B. Francis, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	97%
Government & Agency Obligation	1%	—
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	17%	14%
Information Technology	16%	15%
Industrials	14%	13%
Consumer Staples	13%	9%
Energy	11%	14%
Financials	11%	15%
Consumer Discretionary	10%	11%
Telecommunication Services	4%	4%
Materials	2%	3%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 50. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 9.8%
Auto Components 0.1%
Autoliv, Inc.	3,100	66,526
Lear Corp.*	22,900	32,289
		98,815
Hotels Restaurants & Leisure 1.8%
McDonald's Corp.	22,300	1,386,837
Yum! Brands, Inc.	15,200	478,800
		1,865,637
Household Durables 0.3%
Leggett & Platt, Inc.	17,800	270,382
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	6,600	338,448
Leisure Equipment & Products 0.2%
Hasbro, Inc.	7,900	230,443
Media 3.6%
Comcast Corp. "A"	103,700	1,750,456
Comcast Corp., Special "A"	27,600	445,740
DISH Network Corp. "A"*	19,900	220,691
Liberty Media Corp. — Entertainment "A"*	8,100	141,588
The DIRECTV Group, Inc.*	57,600	1,319,616
		3,878,091
Specialty Retail 3.4%
AutoZone, Inc.*	6,900	962,343
Best Buy Co., Inc.	31,000	871,410
Children's Place Retail Stores, Inc.*	3,100	67,208
RadioShack Corp.	30,400	362,976
Rent-A-Center, Inc.*	6,700	118,255
The Gap, Inc.	33,800	452,582
TJX Companies, Inc.	39,700	816,629
		3,651,403
Textiles, Apparel & Luxury Goods 0.1%
Quiksilver, Inc.*	18,100	33,304
Wolverine World Wide, Inc.	3,200	67,328
		100,632
Consumer Staples 12.9%
Beverages 1.5%
Pepsi Bottling Group, Inc.	10,300	231,853
PepsiCo, Inc.	24,700	1,352,819
		1,584,672
Food & Staples Retailing 4.0%
Kroger Co.	55,700	1,471,037
Pantry, Inc.*	1,600	34,320
Sysco Corp.	14,100	323,454
Wal-Mart Stores, Inc. (a)	44,000	2,466,640
		4,295,451
Food Products 1.7%
Archer-Daniels-Midland Co.	7,600	219,108
Bunge Ltd. (a)	5,500	284,735
Chiquita Brands International, Inc.*	15,000	221,700
Darling International, Inc.*	10,400	57,096
Fresh Del Monte Produce, Inc.*	11,100	248,862
General Mills, Inc.	12,000	729,000
		1,760,501
	Shares	Value ($)

Household Products 3.6%
Church & Dwight Co., Inc.	1,900	106,628
Colgate-Palmolive Co.	30,900	2,117,886
Procter & Gamble Co.	26,500	1,638,230
		3,862,744
Personal Products 0.2%
Herbalife Ltd.	8,700	188,616
Tobacco 1.9%
Altria Group, Inc.	57,000	858,420
Philip Morris International, Inc.	27,900	1,213,929
		2,072,349
Energy 11.4%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	12,100	195,899
Apache Corp.	26,500	1,975,045
Arch Coal, Inc.	20,500	333,945
Chevron Corp.	11,000	813,670
Cimarex Energy Co.	18,700	500,786
ConocoPhillips	5,300	274,540
Encore Acquisition Co.*	23,900	609,928
ExxonMobil Corp.	8,740	697,714
Frontline Ltd. (a)	30,800	911,988
Hess Corp.	31,200	1,673,568
Mariner Energy, Inc.*	25,300	258,060
Massey Energy Co.	27,600	380,604
McMoRan Exploration Co.* (a)	31,000	303,800
Occidental Petroleum Corp.	35,400	2,123,646
W&T Offshore, Inc.	20,100	287,832
Walter Industries, Inc.	44,900	786,199
		12,127,224
Financials 11.3%
Capital Markets 2.3%
Bank of New York Mellon Corp.	63,200	1,790,456
State Street Corp.	18,200	715,806
		2,506,262
Commercial Banks 2.1%
Banco Itau Holding Financeira SA (ADR) (Preferred)	27,500	319,000
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	6,900	445,878
Wells Fargo & Co.	50,600	1,491,688
		2,256,566
Consumer Finance 0.1%
Cash America International, Inc.	2,600	71,110
Diversified Financial Services 2.3%
JPMorgan Chase & Co.	77,600	2,446,728
Insurance 4.0%
ACE Ltd.	36,300	1,920,996
Aflac, Inc.	6,300	288,792
Allied World Assurance Co. Holdings Ltd.	2,500	101,500
Aon Corp.	8,100	370,008
Arch Capital Group Ltd.*	1,200	84,120
Arthur J. Gallagher & Co.	2,900	75,139
Assurant, Inc.	4,100	123,000
Berkshire Hathaway, Inc. "B"*	200	642,800
The Travelers Companies, Inc.	7,600	343,520
	Shares	Value ($)

Unum Group	5,100	94,860
XL Capital Ltd. "A" (a)	57,700	213,490
		4,258,225
Real Estate Investment Trusts 0.5%
Boston Properties, Inc. (REIT)	1,800	99,000
Essex Property Trust, Inc. (REIT)	2,100	161,175
Rayonier, Inc. (REIT)	4,200	131,670
Simon Property Group, Inc. (REIT)	1,900	100,947
		492,792
Health Care 16.5%
Biotechnology 2.7%
Amgen, Inc.*	2,500	144,375
Gilead Sciences, Inc.*	40,300	2,060,942
OSI Pharmaceuticals, Inc.*	17,800	695,090
		2,900,407
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	29,600	1,586,264
Becton, Dickinson & Co.	16,000	1,094,240
Covidien Ltd.	6,800	246,432
Kinetic Concepts, Inc.*	2,900	55,622
Varian Medical Systems, Inc.*	1,500	52,560
		3,035,118
Health Care Providers & Services 4.6%
Aetna, Inc.	60,200	1,715,700
Express Scripts, Inc.*	27,600	1,517,448
Humana, Inc.*	15,100	562,928
Kindred Healthcare, Inc.*	6,100	79,422
Magellan Health Services, Inc.*	800	31,328
Medco Health Solutions, Inc.*	23,100	968,121
Universal Health Services, Inc. "B"	1,800	67,626
		4,942,573
Pharmaceuticals 6.3%
Abbott Laboratories	14,900	795,213
Eli Lilly & Co.	48,500	1,953,095
Johnson & Johnson	13,200	789,756
Merck & Co., Inc.	28,200	857,280
Perrigo Co.	1,300	42,003
Pfizer, Inc.	32,400	573,804
Schering-Plough Corp.	81,800	1,393,054
Sepracor, Inc.*	7,700	84,546
Teva Pharmaceutical Industries Ltd. (ADR)	3,900	166,023
		6,654,774
Industrials 13.5%
Aerospace & Defense 3.4%
General Dynamics Corp.	11,200	645,008
Goodrich Corp.	11,200	414,624
Honeywell International, Inc.	46,800	1,536,444
L-3 Communications Holdings, Inc.	7,300	538,594
Lockheed Martin Corp.	2,900	243,832
Northrop Grumman Corp.	5,800	261,232
Spirit AeroSystems Holdings, Inc. "A"*	4,200	42,714
		3,682,448
Commercial Services & Supplies 0.3%
The Brink's Co.	11,700	314,496
Construction & Engineering 1.6%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	3,400	34,170
EMCOR Group, Inc.*	18,500	414,955
	Shares	Value ($)

Fluor Corp.	12,900	578,823
Foster Wheeler Ltd.*	17,300	404,474
Perini Corp.*	10,700	250,166
		1,682,588
Electrical Equipment 1.1%
Acuity Brands, Inc.	1,500	52,365
Energy Conversion Devices, Inc.*	13,300	335,293
GrafTech International Ltd.*	87,000	723,840
Woodward Governor Co.	2,400	55,248
		1,166,746
Industrial Conglomerates 0.1%
General Electric Co.	6,200	100,440
Machinery 4.3%
AGCO Corp.*	26,400	622,776
Caterpillar, Inc.	27,800	1,241,826
CNH Global NV	4,000	62,400
Cummins, Inc.	23,900	638,847
Dover Corp.	2,500	82,300
Flowserve Corp.	7,300	375,950
Gardner Denver, Inc.*	1,700	39,678
Joy Global, Inc.	11,000	251,790
Parker Hannifin Corp.	27,600	1,174,104
Trinity Industries, Inc.	6,200	97,712
		4,587,383
Road & Rail 2.7%
Burlington Northern Santa Fe Corp.	14,500	1,097,795
Norfolk Southern Corp.	16,900	795,145
Ryder System, Inc.	25,400	985,012
		2,877,952
Information Technology 15.5%
Communications Equipment 0.3%
Cisco Systems, Inc.*	20,900	340,670
Computers & Peripherals 6.7%
Hewlett-Packard Co.	61,900	2,246,351
International Business Machines Corp.	27,600	2,322,816
Lexmark International, Inc. "A"*	32,700	879,630
QLogic Corp.*	43,000	577,920
Western Digital Corp.*	93,200	1,067,140
		7,093,857
Electronic Equipment, Instruments & Components 0.4%
Dolby Laboratories, Inc. "A"* (a)	3,600	117,936
Jabil Circuit, Inc.	43,100	290,925
		408,861
Internet Software & Services 1.5%
eBay, Inc.*	18,600	259,656
Google, Inc. "A"*	4,000	1,230,600
Yahoo!, Inc.*	4,700	57,340
		1,547,596
IT Services 3.6%
Accenture Ltd. "A"	32,200	1,055,838
Automatic Data Processing, Inc.	26,900	1,058,246
Computer Sciences Corp.*	21,400	751,996
Visa, Inc. "A"	18,100	949,345
		3,815,425
Software 3.0%
Microsoft Corp.	157,300	3,057,912
Symantec Corp.*	13,800	186,576
		3,244,488
	Shares	Value ($)

Materials 2.4%
Chemicals
CF Industries Holdings, Inc.	22,200	1,091,352
Terra Industries, Inc.	82,000	1,366,940
The Mosaic Co.	2,800	96,880
		2,555,172
Telecommunication Services 4.0%
Diversified Telecommunication Services
AT&T, Inc.	46,700	1,330,950
Embarq Corp.	24,000	863,040
Verizon Communications, Inc.	59,400	2,013,660
		4,207,650
Utilities 1.8%
Electric Utilities 0.6%
Duke Energy Corp.	3,000	45,030
Edison International	9,300	298,716
Hawaiian Electric Industries, Inc.	1,300	28,782
Pepco Holdings, Inc.	5,700	101,232
Portland General Electric Co.	1,700	33,099
Southern Co.	4,300	159,100
		665,959
Gas Utilities 0.3%
Atmos Energy Corp.	1,800	42,660
ONEOK, Inc.	7,300	212,576
UGI Corp.	1,500	36,630
		291,866
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	51,400	423,536
	Shares	Value ($)

Multi-Utilities 0.5%
Dominion Resources, Inc.	8,500	304,640
Integrys Energy Group, Inc.	1,400	60,172
Sempra Energy	3,000	127,891
TECO Energy, Inc.	2,400	29,640
		522,343
Total Common Stocks (Cost $137,138,756)		105,419,439
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.5%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $508,951)	509,000	508,997
	Shares	Value ($)

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 1.69% (c) (d) (Cost $3,998,652)	3,998,652	3,998,652

Cash Equivalents 0.4%
Cash Management QP Trust, 1.42% (c) (Cost $391,004)	391,004	391,004
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $142,037,363)+	103.7	110,318,092
Other Assets and Liabilities, Net	(3.7)	(3,950,560)
Net Assets	100.0	106,367,532
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $145,284,545. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $34,966,453. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,176,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,143,276.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $3,967,514, which is 3.7% of net assets.
(b) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/20/2009	18	796,812	810,090	13,278

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 109,418,091	$ 13,278
Level 2	900,001	—
Level 3	—	—
Total	$ 110,318,092	$ 13,278
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $137,647,707 — including $3,967,514 of securities loaned)	$ 105,928,436
Investment in Daily Assets Fund Institutional (cost $3,998,652)*	3,998,652
Investment in Cash Management QP Trust (cost $391,004)	391,004
Total investments, at value (cost $142,037,363)	110,318,092
Foreign currency, at value (cost $2,166)	1,799
Dividends receivable	166,218
Interest receivable	7,465
Receivable for Portfolio shares sold	138,879
Receivable for daily variation margin on open futures contracts	15,886
Other assets	4,951
Total assets	110,653,290
Liabilities
Payable for Portfolio shares redeemed	130,960
Payable upon return of securities loaned	3,998,652
Accrued management fee	44,971
Other accrued expenses and payables	111,175
Total liabilities	4,285,758
Net assets, at value	$ 106,367,532
Net Assets Consist of
Undistributed net investment income	1,989,745
Net unrealized appreciation (depreciation) on: Investments	(31,719,271)
Futures	13,278
Foreign currency	(367)
Accumulated net realized gain (loss)	(42,126,808)
Paid-in capital	178,210,955
Net assets, at value	$ 106,367,532
Class A Net Asset Value, offering and redemption price per share ($106,234,053 ÷ 14,644,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.25
Class B Net Asset Value, offering and redemption price per share ($133,479 ÷ 18,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.26
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,442)	$ 3,198,442
Interest	11,205
Interest — Cash Management QP Trust	112,527
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	47,234
Total Income	3,369,408
Expenses: Management fee	1,059,617
Administration fee	105,793
Custodian fee	21,180
Distribution service fee (Class B)	8,244
Record keeping fees (Class B)	4,171
Services to shareholders	611
Professional fees	68,734
Trustees' fees and expenses	22,463
Reports to shareholders and shareholder meeting	83,035
Other	11,869
Total expenses before expense reductions	1,385,717
Expense reductions	(11,238)
Total expenses after expense reductions	1,374,479
Net investment income (loss)	1,994,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(34,670,300)
Futures	(1,922,293)
Foreign currency	173
(36,592,420)
Change in net unrealized appreciation (depreciation) on: Investments	(46,235,581)
Futures	29,101
Foreign currency	(379)
(46,206,859)
Net gain (loss)	(82,799,279)
Net increase (decrease) in net assets resulting from operations	$ (80,804,350)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,994,929	$ 3,464,188
Net realized gain (loss)	(36,592,420)	33,055,813
Change in net unrealized appreciation (depreciation)	(46,206,859)	(21,646,324)
Net increase (decrease) in net assets resulting from operations	(80,804,350)	14,873,677
Distributions to shareholders from: Net investment income: Class A	(3,297,531)	(3,290,254)
Class B	(117,139)	(315,334)
Net realized gain: Class A	(35,917,893)	(34,899,465)
Class B	(1,664,515)	(5,204,548)
Total distributions	(40,997,078)	(43,709,601)
Portfolio share transactions: Class A Proceeds from shares sold	5,194,608	16,482,598
Reinvestment of distributions	39,215,424	38,189,719
Cost of shares redeemed	(60,894,125)	(100,561,920)
Net increase (decrease) in net assets from Class A share transactions	(16,484,093)	(45,889,603)
Class B Proceeds from shares sold	238,193	5,401,154
Reinvestment of distributions	1,781,654	5,519,882
Cost of shares redeemed	(10,423,558)	(42,573,159)
Net increase (decrease) in net assets from Class B share transactions	(8,403,711)	(31,652,123)
Increase (decrease) in net assets	(146,689,232)	(106,377,650)
Net assets at beginning of period	253,056,764	359,434,414
Net assets at end of period (including undistributed net investment income of $1,989,745 and $3,469,179, respectively)	$ 106,367,532	$ 253,056,764
Other Information
Class A Shares outstanding at beginning of period	16,515,920	19,412,716
Shares sold	519,469	1,075,933
Shares issued to shareholders in reinvestment of distributions	3,731,248	2,657,601
Shares redeemed	(6,121,801)	(6,630,330)
Net increase (decrease) in Class A shares	(1,871,084)	(2,896,796)
Shares outstanding at end of period	14,644,836	16,515,920
Class B Shares outstanding at beginning of period	755,480	2,824,828
Shares sold	18,580	372,774
Shares issued to shareholders in reinvestment of distributions	169,520	384,392
Shares redeemed	(925,201)	(2,826,514)
Net increase (decrease) in Class B shares	(737,101)	(2,069,348)
Shares outstanding at end of period	18,379	755,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.65	$ 16.17	$ 14.88	$ 13.65	$ 11.84
Income (loss) from investment operations: Net investment income[a]	.12	.17	.17[c]	.14	.13
Net realized and unrealized gain (loss)	(4.97)	.36	2.07	1.22	1.76
Total from investment operations	(4.85)	.53	2.24	1.36	1.89
Less distributions from: Net investment income	(.21)	(.18)	(.14)	(.13)	(.08)
Net realized gains	(2.34)	(1.87)	(.81)	—	—
Total distributions	(2.55)	(2.05)	(.95)	(.13)	(.08)
Net asset value, end of period	$ 7.25	$ 14.65	$ 16.17	$ 14.88	$ 13.65
Total Return (%)	(38.49)[b]	3.50	15.65[c]	10.06	16.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	242	314	294	283
Ratio of expenses before expense reductions (%)	.76	.71	.71	.70	.70
Ratio of expenses after expense reductions (%)	.76	.71	.71	.70	.70
Ratio of net investment income (%)	1.12	1.13	1.12[c]	1.00	1.08
Portfolio turnover rate (%)	127	275	226	288	249
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.61	$ 16.12	$ 14.83	$ 13.60	$ 11.80
Income (loss) from investment operations: Net investment income[a]	.04	.11	.11[c]	.09	.09
Net realized and unrealized gain (loss)	(4.89)	.36	2.07	1.22	1.74
Total from investment operations	(4.85)	.47	2.18	1.31	1.83
Less distributions from: Net investment income	(.16)	(.11)	(.08)	(.08)	(.03)
Net realized gains	(2.34)	(1.87)	(.81)	—	—
Total distributions	(2.50)	(1.98)	(.89)	(.08)	(.03)
Net asset value, end of period	$ 7.26	$ 14.61	$ 16.12	$ 14.83	$ 13.60
Total Return (%)	(38.48)[b]	3.15	15.19[c]	9.68	15.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.13	11	46	44	37
Ratio of expenses before expense reductions (%)	1.22	1.09	1.09	1.09	1.08
Ratio of expenses after expense reductions (%)	1.21	1.09	1.09	1.09	1.08
Ratio of net investment income (%)	.67	.75	.74[c]	.61	.70
Portfolio turnover rate (%)	127	275	226	288	249
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2008

DWS Conservative Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual Portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.69% for Class B shares. The total Portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2008 is 1.33% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Conservative Allocation VIP from 8/16/2004 to 12/31/2008
[] DWS Conservative Allocation VIP — Class B [] Barclays Capital US Aggregate Index [] Russell 1000® Index

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell® 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Conservative Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$7,712	$8,784	$9,774
	Average annual total return	-22.88%	-4.23%	-.52%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,178
	Average annual total return	5.24%	5.51%	4.65%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,005
	Average annual total return	-37.60%	-8.66%	-2.39%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios and non-affiliated funds ("Underlying Portfolios") in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios is based on the expense ratios from the Underlying Portfolios' most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008) .

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 807.80
Expenses Paid per $1,000*	$ 3.09
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.72
Expenses Paid per $1,000*	$ 3.46
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 807.80
Expenses Paid per $1,000**	$ 6.18
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,018.30
Expenses Paid per $1,000**	$ 6.90
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.68%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.68%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.36%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Conservative Allocation VIP

For the 12 months ended December 31, 2008, the DWS Conservative Allocation VIP's Class B shares (unadjusted for contract charges) had a return of -22.88%. For the 12-month period, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Portfolio's return was below that of its bond benchmark, the Barclays Capital US Aggregate Index, which returned 5.24%, but above the returns of its equity benchmark, the Russell 1000® Index, which returned -37.60%.

There are three major determinants of the Portfolio's performance: strategic asset allocation, tactical asset allocation and the performance of the underlying funds in which the Portfolio's assets are invested. During 2008, strategic asset allocation contributed to the Portfolio's performance relative to its peer group of comparable funds, while tactical asset allocation and performance of the underlying funds detracted.

Strategic asset allocation refers to the longer-term allocation among asset classes. The Portfolio's allocation between equity and fixed-income funds remained close to its target of 40% equity and 60% fixed income during 2008. Tactical allocation decisions are short-term underweights or overweights of particular asset classes relative to their longer-term strategic asset allocation targets.1 Overall tactical asset allocation, with an underweight of cash equivalents and investment-grade bonds balanced by an overweight in large-cap and international equities, detracted from performance, as fixed-income securities performed better than stocks.

Performance of each of the underlying funds is compared to a suitable benchmark for that particular fund's asset class and management style. The underlying funds as a group detracted from performance relative to their respective benchmarks. However, large-cap equity funds added value relative to their peers, as did high-yield funds, although these funds had negative absolute returns.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Fixed Income — Bond Funds	56%	46%
Equity — Equity Funds	35%	43%
Equity — Exchange Traded Funds	5%	—
Fixed Income — Money Market Funds	4%	11%
	100%	100%
Target Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Fixed Income	60%	60%
Equity	40%	40%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 65. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity — Equity Funds 35.3%
DWS Blue Chip VIP "A"	3,478	25,216
DWS Capital Growth VIP "A"	18,954	256,833
DWS Communications Fund "Institutional"	1,413	13,866
DWS Davis Venture Value VIP "A"	60,842	456,920
DWS Dreman High Return Equity VIP "A"	3,403	21,132
DWS Dreman Small Cap Value Fund "Institutional"	2,240	54,314
DWS Dreman Small Mid Cap Value VIP "A"	29,503	233,961
DWS Emerging Markets Equity Fund "Institutional"	6,484	66,006
DWS Equity 500 Index VIP "A"	15,256	145,693
DWS Global Opportunities VIP "A"	23,488	182,971
DWS Global Thematic VIP "A"	28,882	168,673
DWS Growth & Income VIP "A"	121,911	624,186
DWS Health Care VIP "A"	19,278	182,180
DWS International Select Equity VIP "A"	3,974	24,720
DWS International VIP "A"	53,261	347,260
DWS Janus Growth & Income VIP "A"	12,884	87,483
DWS Japan Equity Fund "S"	3,599	26,527
DWS Large Cap Value VIP "A"	123,443	1,101,115
DWS Micro Cap Fund "Institutional"	1,170	11,287
DWS Mid Cap Growth VIP "A"	725	4,928
DWS RREEF Global Real Estate Securities Fund "Institutional"	8,167	43,940
DWS RREEF Real Estate Securities Fund "Institutional"	773	8,594
DWS Small Cap Core Fund "S"	1,400	15,331
DWS Small Cap Growth VIP "A"	12,250	93,220
DWS Small Cap Index VIP "A"	12,905	111,370
DWS Technology VIP "A"	28,582	164,633
Total Equity Funds (Cost $7,651,779)		4,472,359

Equity — Exchange Traded Funds 4.6%
Consumer Discretionary Select Sector SPDR Fund	1,812	39,085
Consumer Staples Select Sector SPDR Fund	2,203	52,586
	Shares	Value ($)

Energy Select Sector SPDR Fund	600	28,704
Financial Select Sector SPDR Fund	3,609	45,546
Industrial Select Sector SPDR Fund	2,516	59,076
iShares MSCI Australia Index Fund	2,719	38,093
iShares MSCI Canada Index Fund	4,964	86,523
iShares MSCI EAFE Small Cap Index Fund	934	24,013
iShares MSCI France Index Fund	725	15,174
iShares MSCI Netherlands Investable Market Index Fund	995	14,845
iShares MSCI Switzerland Index Fund	3,821	70,841
iShares MSCI United Kingdom Index Fund	7,596	93,051
Utilities Select Sector SPDR Fund	547	15,879
Total Exchange Traded Funds (Cost $794,476)		583,416

Fixed Income — Bond Funds 56.4%
DWS Core Fixed Income VIP "A"	250,081	2,225,721
DWS Emerging Markets Fixed Income Fund "Institutional"	7,487	61,843
DWS Global Bond Fund "S"	66,867	669,341
DWS Government & Agency Securities VIP "A"	118,173	1,465,344
DWS High Income VIP "A"	84,794	451,106
DWS Inflation Protected Plus Fund "Institutional"	29,574	269,719
DWS Short Duration Plus Fund "Institutional"	33,594	294,620
DWS US Bond Index Fund "Institutional"	165,915	1,708,927
Total Fixed Income — Bond Funds (Cost $7,968,294)		7,146,621

Fixed Income — Money Market Fund 4.0%
Cash Management QP Trust (Cost $505,699)	505,699	505,699
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $16,920,248)+	100.3	12,708,095
Other Assets and Liabilities, Net	(0.3)	(34,867)
Net Assets	100.0	12,673,228
+ The cost for federal income tax purposes was $16,977,704. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $4,269,609. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,332,453.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 12,202,396
Level 2	505,699
Level 3	—
Total	$ 12,708,095

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $15,620,073)	$ 11,618,980
Investments in Non-affiliated funds (cost $794,476)	583,416
Investment in Cash Management QP Trust (cost $505,699)	505,699
Total investments, at value (cost $16,920,248)	12,708,095
Interest receivable	651
Dividends receivable	206
Due from Advisor	20,199
Other assets	484
Total assets	12,729,635
Liabilities
Payable for Portfolio shares redeemed	661
Other accrued expenses and payables	55,746
Total liabilities	56,407
Net assets, at value	$ 12,673,228
Net Assets Consist of:
Undistributed net investment income	1,032,166
Net unrealized appreciation (depreciation) on investments	(4,212,153)
Accumulated net realized gain (loss)	(119,667)
Paid-in capital	15,972,882
Net assets, at value	$ 12,673,228
Class B Net Asset Value, offering and redemption price per share ($12,673,228 ÷ 1,971,510 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 776,846
Dividends	12,482
Interest — Cash Management QP Trust	34,156
Total Income	823,484
Expenses: Management fee	15,317
Administration fee	10,198
Services to shareholders	66
Custodian and accounting fees	20,998
Distribution service fee	39,976
Record keeping fees	16,607
Audit and tax fees	45,135
Legal	25,916
Trustees' fees and expenses	6,315
Reports to shareholders and shareholder meeting	14,715
Other	3,752
Total expenses before expense reductions	198,995
Expense reductions	(86,963)
Total expenses after expense reductions	112,032
Net investment income (loss)	711,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,181,605)
Capital gain distributions from Underlying Affiliated Portfolios	1,411,975
230,370
Change in net unrealized appreciation (depreciation) on investments	(4,886,046)
Net gain (loss)	(4,655,676)
Net increase (decrease) in net assets resulting from operations	$ (3,944,224)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 711,452	$ 1,473,106
Net realized gain (loss)	230,370	3,969,944
Change in net unrealized appreciation (depreciation)	(4,886,046)	(2,632,084)
Net increase (decrease) in net assets resulting from operations	(3,944,224)	2,810,966
Distributions to shareholders from: Net investment income: Class B	(1,920,781)	(1,186,066)
Net realized gains: Class B	(3,261,704)	(1,601,633)
Total distributions	(5,182,485)	(2,787,699)
Portfolio share transactions: Class B Proceeds from shares sold	2,652,766	2,669,740
Reinvestment of distributions	5,182,485	2,787,699
Cost of shares redeemed	(3,836,502)	(47,127,563)
Net increase (decrease) in net assets from Class B share transactions	3,998,749	(41,670,124)
Increase (decrease) in net assets	(5,127,960)	(41,646,857)
Net assets at beginning of period	17,801,188	59,448,045
Net assets at end of period (including undistributed net investment income of $1,032,166 and $1,914,850, respectively)	$ 12,673,228	$ 17,801,188
Other Information
Class B Shares outstanding at beginning of period	1,504,098	5,014,229
Shares sold	291,401	226,057
Shares issued to shareholders in reinvestment of distributions	654,354	243,893
Shares redeemed	(478,343)	(3,980,081)
Net increase (decrease) in Class B shares	467,412	(3,510,131)
Shares outstanding at end of period	1,971,510	1,504,098

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.86	$ 11.10	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.37	.31	.22	.19	(.03)
Net realized and unrealized gain (loss)	(2.46)	.23	.74	.28	.69
Total from investment operations	(2.09)	.54	.96	.47	.66
Less distributions from: Net investment income	(1.23)	(.24)	(.14)	—	—
Net realized gain	(2.09)	(.32)	(.06)	(.03)	—
Total distributions	(3.32)	(.56)	(.20)	(.03)	—
Net asset value, end of period	$ 6.43	$ 11.84	$ 11.86	$ 11.10	$ 10.66
Total Return (%)[c,d]	(22.88)	4.68	8.81	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	59	46	14
Ratio of expenses before expense reductions (%)[e]	1.24	.77	.79	.94	2.96*
Ratio of expenses after expense reductions (%)[e]	.70	.71	.74	.75	.75*
Ratio of net investment income (loss) (%)	4.45	2.65	1.90	1.73	(.67)*
Portfolio turnover rate (%)	59	32	31	27	18
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and non-affiliated funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Performance Summary December 31, 2008

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.66% and 0.91% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. In the recent market environment, mortgage-backed securities are experiencing increased volatility. Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Index

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,067	$8,762	$9,364	$12,099
	Average annual total return	-19.33%	-4.31%	-1.31%	1.92%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$17,297
	Average annual total return	5.24%	5.51%	4.65%	5.63%
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$8,029	$8,654	$9,176	$10,121
	Average annual total return	-19.71%	-4.70%	-1.70%	.18%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$13,881
	Average annual total return	5.24%	5.51%	4.65%	5.17%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 825.60	$ 823.70
Expenses Paid per $1,000*	$ 3.07	$ 4.91
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.77	$ 1,019.76
Expenses Paid per $1,000*	$ 3.40	$ 5.43
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.67%	1.07%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Core Fixed Income VIP

Entering the year, banks were pulling back financing from the markets as they were forced to come to terms with losses related to the subprime mortgage crisis that had emerged in the summer of 2007. As 2008 progressed, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was further tightening of credit that caused global economic growth to pull back sharply during the fourth quarter. Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market. As investor risk aversion peaked in October and November, even AAA-rated mortgage-backed issues experienced a collapse in demand.1 Over the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate (the overnight rate charged by banks when they borrow money from each other) from 4.25% to basically zero as it sought to provide market participants with liquidity, and Treasury yields fell dramatically.

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of -19.33% (Class A shares, unadjusted for contract charges) compared with the 5.24% return of its benchmark, the Barclays Capital US Aggregate Index.

The portfolio's underperformance versus the benchmark is the result of our focus on fixed-income sectors that trade at a yield spread to Treasuries.2 The positive return of the benchmark is the result of extraordinary Treasury performance driven by the unprecedented flight to quality, and masks steep declines in other, credit-sensitive segments of the bond market. In particular, our holdings of commercial mortgage-backed securities and non-agency residential mortgage-backed securities suffered historically poor performance, especially late in the year. Entering 2009, yield spreads are at all-time highs in many sectors. We have repositioned the Portfolio to maximize the potential upside when the credit cycle ultimately turns for the better. This has meant selling the Portfolio's below-AAA-rated positions in favor of AAA-rated securities that are structured to provide a significant degree of protection against rising defaults. We believe the rapid deterioration in the outlook and pricing of AAA-rated bonds toward the end of the year has made this positioning very attractive at this time.

The following portfolio managers were responsible for the day-to-day management of the Portfolio for the period covered by this report.
Gary W. Bartlett, CFA Warren S. Davis, III	J. Christopher Gagnier William T. Lissenden	Daniel R. Taylor, CFA Timothy C. Vile, CFA
Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

Effective on or about February 27, 2009, Deutsche Investment Management Americas Inc. (the "Advisor") assumed all advisory responsibilities for the Portfolio that were previously delegated to the Portfolio's subadvisor. The following portfolio managers handle the day-to-day management of the Portfolio.

Kenneth R. Bowling, CFA Jamie Guenther, CFA	John Brennan Bruce Harley, CFA	J. Richard Robben, CFA David Vignolo, CFA	J. Kevin Horsley, CFA, CPA Stephen Willer, CFA

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Commercial and Non-Agency Mortgage-Backed Securities	30%	37%
Corporate Bonds	24%	17%
Mortgage-Backed Securities Pass-Throughs	21%	17%
Collateralized Mortgage Obligations	10%	7%
Government & Agency Obligations	7%	14%
Municipal Bonds and Notes	5%	2%
Asset-Backed	2%	3%
Preferred Securities	1%	3%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Financials	39%	59%
Utilities	16%	20%
Consumer Discretionary	12%	2%
Energy	12%	2%
Consumer Staples	6%	6%
Materials	4%	5%
Telecommunication Services	3%	1%
Industrials	3%	2%
Information Technology	3%	3%
Health Care	2%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

US Government and Agencies	38%	38%
AAA*	32%	42%
AA	2%	2%
A	9%	7%
BBB	19%	11%
	100%	100%
* Includes cash equivalents
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	1%	2%
1-4.99 years	44%	48%
5-9.99 years	37%	39%
10-14.99 years	4%	1%
15 years or greater	14%	10%
	100%	100%

Asset allocation, bond diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 7.9 years and 6.7 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 75. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 23.8%
Consumer Discretionary 3.1%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	605,000	617,646
Comcast Cable Holdings LLC:
7.875%, 8/1/2013	435,000	447,274
9.875%, 6/15/2022	250,000	296,884
10.125%, 4/15/2022	363,000	438,029
Comcast Corp., 6.5%, 1/15/2017	55,000	54,324
Grupo Televisa SA, 6.0%, 5/15/2018	600,000	504,540
Omnicom Group, Inc., Zero Coupon, 7/31/2032	197,000	187,889
Time Warner Cable, Inc., 6.75%, 7/1/2018	122,000	117,462
Time Warner Entertainment Co., LP, 10.15%, 5/1/2012	460,000	474,155
Time Warner, Inc.:
7.625%, 4/15/2031	360,000	353,812
7.7%, 5/1/2032	325,000	325,401
Viacom, Inc.:
6.25%, 4/30/2016	130,000	107,756
6.75%, 10/5/2037	550,000	423,931
		4,349,103
Consumer Staples 1.5%
CVS Caremark Corp., 6.302%, 6/1/2037	1,949,000	993,990
Kroger Co., 7.0%, 5/1/2018 (a)	375,000	392,170
Miller Brewing Co., 144A, 5.5%, 8/15/2013	840,000	783,203
		2,169,363
Energy 3.0%
Energy Transfer Partners LP, 9.7%, 3/15/2019	735,000	757,352
Enterprise Products Operating LP, Series B, 5.6%, 10/15/2014	510,000	432,703
EOG Resources, Inc., 6.875%, 10/1/2018 (a)	470,000	512,609
Northwest Pipeline GP, 6.05%, 6/15/2018	585,000	510,362
Petro-Canada, 6.8%, 5/15/2038	705,000	532,017
TransCanada PipeLines Ltd.:
6.2%, 10/15/2037	435,000	377,860
6.35%, 5/15/2067	825,000	368,769
Transocean Ltd.:
Series C, 1.5%, 12/15/2037	349,000	268,730
Series A, 1.625%, 12/15/2037	198,000	172,508
Valero Energy Corp., 7.5%, 4/15/2032	365,000	291,826
		4,224,736
Financials 8.6%
Banco Mercantil del Norte SA, 144A, 6.862%, 10/13/2021	355,000	213,000
Corp. Andina de Fomento:
5.75%, 1/12/2017(a)	295,000	246,706
6.875%, 3/15/2012	210,000	203,158
	Principal Amount ($)	Value ($)

Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	545,000	455,908
144A, 7.0%, 10/15/2037	1,285,000	707,747
144A, 8.0%, 1/15/2011	1,346,000	1,262,668
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	628,185
FPL Group Capital, Inc.:
Series D, 7.3%, 9/1/2067	135,000	75,600
7.875%, 12/15/2015	545,000	590,187
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	445,000	198,956
HBOS PLC, 144A, 6.75%, 5/21/2018	195,000	171,619
HSBC Finance Corp., 5.25%, 1/15/2014 (a)	390,000	369,637
International Lease Finance Corp.:
6.375%, 3/25/2013	262,000	177,976
Series R, 6.625%, 11/15/2013	90,000	60,641
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026	500,000	461,668
7.75%, 5/14/2038	410,000	451,689
Morgan Stanley, Series F, 6.0%, 4/28/2015	990,000	854,103
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	485,000	467,448
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	645,000	754,913
PartnerRe Finance II, 6.44%, 12/1/2066	697,000	277,067
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013 (a)	675,000	537,646
6.5%, 7/15/2018 (a)	315,000	230,949
StanCorp. Financial Group, Inc., 6.9%, 5/29/2067	940,000	512,696
Standard Chartered PLC, 144A, 7.014%, 12/30/2049	900,000	402,889
TNK-BP Finance SA, Series 5, 144A, 7.5%, 3/13/2013	245,000	151,900
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	345,000	299,168
US Bancorp., 0.704%**, 12/11/2035	265,000	241,813
Woori Bank, 144A, 6.208%, 5/2/2037	165,000	65,809
Xstrata Finance Canada Ltd.:
144A, 5.8%, 11/15/2016	940,000	593,403
144A, 6.9%, 11/15/2037	895,000	535,507
		12,200,656
Health Care 0.5%
Medco Health Solutions, Inc., 7.125%, 3/15/2018	740,000	683,829
Industrials 0.8%
Rockies Express Pipeline LLC, 144A, 6.25%, 7/15/2013	1,175,000	1,156,856
Information Technology 0.8%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	190,000	137,952
	Principal Amount ($)	Value ($)

Hewlett Packard Co., 6.125%, 3/1/2014	355,000	377,366
Tyco Electronics Group SA, 6.0%, 10/1/2012	695,000	626,962
		1,142,280
Materials 1.0%
ArcelorMittal, 5.375%, 6/1/2013	375,000	282,805
ArcelorMittal USA, 6.5%, 4/15/2014 (a)	380,000	270,190
Barrick North America Finance LLC, 7.5%, 9/15/2038	605,000	528,994
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015 (a)	425,000	400,776
		1,482,765
Telecommunication Services 0.8%
British Telecommunications PLC, 8.625%, 12/15/2010	600,000	617,219
Qwest Corp., 7.625%, 6/15/2015	234,000	191,880
Telecom Italia Capital, 7.721%, 6/4/2038 (a)	445,000	365,456
		1,174,555
Utilities 3.7%
Arizona Public Service Co., 6.875%, 8/1/2036	1,045,000	727,095
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	685,000	667,622
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	560,000	252,000
7.5%, 6/30/2066	640,000	320,000
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,305,000	626,400
New York State Electric & Gas Corp., 144A, 6.15%, 12/15/2017	1,125,000	1,023,858
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,580,000	695,200
Southwestern Public Service Co., Series G, 8.75%, 12/1/2018	680,000	748,581
Union Electric Co., 6.7%, 2/1/2019	153,000	139,411
		5,200,167
Total Corporate Bonds (Cost $42,852,839)		33,784,310

Asset-Backed 1.8%
Home Equity Loans
Countrywide Asset-Backed Certificates:
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,840,000	804,646
"A6", Series 2006-15, 5.826%, 10/25/2046	640,000	372,802
"A1B", Series 2007-S1, 5.888%, 11/25/2036	677,617	437,983
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,830,000	900,009
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036*	459,930	46
Total Asset-Backed (Cost $5,439,773)		2,515,486
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 21.5%
Federal Home Loan Mortgage Corp., 6.0%, 12/1/2034	898,996	928,389
Federal National Mortgage Association:
4.5%, with various maturities from 8/1/2033 until 10/1/2033	2,735,458	2,779,804
5.0%, with various maturities from 8/1/2033 until 7/1/2037	1,319,523	1,351,530
5.166%**, 9/1/2038	686,964	696,238
5.5%, with various maturities from 2/1/2024 until 7/1/2037	16,876,562	17,295,591
6.0%, 4/1/2024	1,183,966	1,227,809
6.5%, with various maturities from 3/1/2017 until 4/1/2037	5,981,058	6,224,912
8.0%, 9/1/2015	21,523	22,856
Total Mortgage-Backed Securities Pass-Throughs (Cost $29,493,733)		30,527,129

Commercial and Non-Agency Mortgage-Backed Securities 29.8%
Adjustable Rate Mortgage Trust:
"3A31", Series 2005-10, 5.414%**, 1/25/2036	1,265,000	612,540
"1A4", Series 2006-2, 5.751%**, 5/25/2036	1,705,000	735,355
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-1, 5.451%, 1/15/2049	855,000	634,999
"A2", Series 2007-2, 5.634%, 4/10/2049	1,050,000	823,084
"A4", Series 2007-3, 5.658%**, 6/10/2049	1,035,000	756,971
"A4", Series 2007-2, 5.689%**, 4/10/2049	675,000	512,824
"AM", Series 2007-4, 5.812%**, 2/10/2051	545,000	250,566
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,840,000	1,535,740
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%**, 2/25/2036	2,398,498	1,521,766
"22A1", Series 2007-4, 5.995%**, 6/25/2047	1,260,295	766,168
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.284%**, 12/25/2035	2,204,936	1,436,193
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	876,307	738,955
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%**, 3/25/2036	1,117,873	671,337
"1A1", Series 2006-AR1, 4.9%**, 10/25/2035	366,159	231,147
"1A2", Series 2006-AR2, 5.521%**, 3/25/2036	1,710,326	921,377
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	895,160	675,566
	Principal Amount ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD4, 5.322%, 12/11/2049	846,000	590,590
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	865,799	756,326
"A6", Series 2004-14T2, 5.5%, 8/25/2034	777,122	690,063
"7A1", Series 2004-J2, 6.0%, 12/25/2033	186,000	118,924
"1A1", Series 2004-J1, 6.0%, 2/25/2034	112,958	88,037
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG9, 5.475%, 3/10/2039	600,000	304,058
GS Mortgage Securities Corp., "2A1", Series 2008-2R, 144A, 7.5%, 10/25/2036	999,074	649,398
GS Mortgage Securities Corp. II, "AM", Series 2007-GG10, 5.799%**, 8/10/2045	1,375,000	629,688
IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%**, 1/25/2037	1,218,603	793,814
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2007-LD11, 5.804%**, 6/15/2049	2,430,000	1,857,553
"ASB", Series 2007-LD11, 5.819%**, 6/15/2049	3,180,000	2,314,003
"A4", Series 2007-LD12, 5.882%, 2/15/2051	338,000	240,369
"AM", Series 2007-LD12, 6.062%**, 2/15/2051	900,000	422,635
JPMorgan Mortgage Trust:
"2A4L", Series 2006-A6, 5.556%**, 10/25/2036	1,840,000	813,928
"2A4", Series 2006-A2, 5.754%**, 4/25/2036	2,565,000	1,104,921
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	940,000	668,830
Lehman Mortgage Trust, "3A3", Series 2006-1, 5.5%, 2/25/2036	1,587,268	1,291,070
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	460,248	356,692
"5A1", Series 2005-2, 6.5%, 12/25/2034	137,653	81,000
"8A1", Series 2004-3, 7.0%, 4/25/2034	28,167	20,976
MASTR Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,025,659	794,885
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	210,000	120,577
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%**, 6/12/2050	900,000	641,139
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	1,800,000	1,425,824
"AM", Series 2007-HQ12, 5.632%**, 4/12/2049	675,000	309,677
	Principal Amount ($)	Value ($)

"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,845,000	1,312,513
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	593,930	373,805
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.814%**, 2/20/2047	2,085,257	1,145,952
Structured Adjustable Rate Mortgage Loan Trust, "6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	616,290
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	616,539	518,471
Wachovia Bank Commercial Mortgage Trust, "A3", Series 2007-C30, 5.246%, 12/15/2043	1,310,000	993,400
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.158%**, 10/20/2035	2,094,192	1,475,985
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR16, 5.102%**, 12/25/2035	1,660,000	885,562
"1A1", Series 2006-AR16, 5.605%**, 12/25/2036	1,925,183	1,112,772
"1A1", Series 2007-HY2, 5.606%**, 12/25/2036	2,293,328	1,135,502
Wells Fargo Mortgage Backed Securities Trust:
"A4", Series 2005-AR14, 5.387%**, 8/25/2035	1,700,000	870,570
"A1", Series 2006-3, 5.5%, 3/25/2036	1,637,025	1,315,864
"2A5", Series 2006-AR1, 5.548%**, 3/25/2036	1,700,000	681,565
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $65,085,627)		42,347,816

Collateralized Mortgage Obligations 10.1%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	890,199	925,205
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,598,552	1,617,720
"ME", Series 2775, 5.0%, 12/15/2032	1,165,000	1,190,271
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,513,747
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,804,183
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	1,074,573
"BG", Series 2869, 5.0%, 7/15/2033	335,000	342,568
"PE", Series 2165, 6.0%, 6/15/2029	1,300,205	1,344,230
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	441,671
	Principal Amount ($)	Value ($)

"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,563,566
"PG", Series 2002-3, 5.5%, 2/25/2017	424,841	434,090
"PH", Series 1999-19, 6.0%, 5/25/2029	1,287,572	1,334,923
"Z", Series 2001-14, 6.0%, 5/25/2031	819,913	844,350
Total Collateralized Mortgage Obligations (Cost $13,900,024)		14,431,097

Municipal Bonds and Notes 4.8%
Arizona, Salt River Project, Agricultural Improvement & Power District Electric Systems Revenue, Series A, 5.0%, 1/1/2038	480,000	461,539
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	500,000	475,375
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033 (b)	420,000	408,673
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	965,450
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015	1,145,000	1,151,000
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (b)	885,000	879,893
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014 (b)	585,000	614,782
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036 (b)	395,000	409,212
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022 (b)	865,000	862,465
Texas, Pharr-San Juan-Alamo Independent School District, School Building, 5.0%, 2/1/2038	295,000	287,053
Texas, Eagle Mountain & Saginaw Independent School District, School Building, 5.0%, 8/15/2038	315,000	307,374
Total Municipal Bonds and Notes (Cost $6,843,223)		6,822,816

Government & Agency Obligations 6.9%
US Treasury Obligations
US Treasury Bonds:
4.5%, 5/15/2038 (a)	1,298,000	1,771,568
5.5%, 8/15/2028 (a)	2,901,000	3,920,881
	Principal Amount ($)	Value ($)

US Treasury Notes:
1.5%, 12/31/2013	200,000	199,547
3.75%, 11/15/2018 (a)	2,300,000	2,603,669
4.875%, 5/31/2011 (a) (c)	500,000	549,649
5.125%, 5/15/2016 (a)	643,000	778,582
Total Government & Agency Obligations (Cost $9,508,268)		9,823,896

Preferred Securities 1.6%
Financials
Bank of America Corp.:
Series K, 8.0%, 1/30/2018 (d)	365,000	262,540
Series M, 8.125%, 5/15/2018 (d)	10,000	7,480
Citigroup Capital XXI, 8.3%, 12/21/2057	500,000	385,619
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	572,000	377,686
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	400,000	158,396
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011 (d)	890,000	335,041
PNC Preferred Funding Trust I, 144A, 8.7%, 3/15/2013 (d)	400,000	295,676
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/5/2017 (d)	430,000	201,040
Series U, 7.64%, 9/29/2017 (d)	600,000	238,970
Stoneheath Re, 6.868%, 10/15/2011 (d)	250,000	50,000
Total Preferred Securities (Cost $3,956,005)		2,312,448
	Shares	Value ($)

Preferred Stocks 0.1%
Financials
XL Capital Ltd., Series C, 6.102% (Cost $354,186)	14,400	147,119

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $8,500,441)	8,500,441	8,500,441

Cash Equivalents 0.0%
Cash Management QP Trust, 1.42% (e) (Cost $20,720)	20,720	20,720
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,954,839)+	106.4	151,233,278
Other Assets and Liabilities, Net	(6.4)	(9,142,606)
Net Assets	100.0	142,090,672
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
+ The cost for federal income tax purposes was $185,975,228. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $34,741,950. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,032,806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,774,756.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $8,124,165, which is 5.7% of net assets.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.6
Assured Guaranty Corp.	0.7
Financial Security Assurance, Inc.	0.8
(c) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At December 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5 Year US Treasury Note	3/31/2009	157	18,051,752	18,691,586	639,834

At December 31, 2008, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	3/20/2009	106	12,614,537	13,329,500	(714,963)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 8,500,441	$ (75,129)
Level 2	142,535,718	—
Level 3	197,119	—
Total	$ 151,233,278	$ (75,129)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 249,925
Total realized gain (loss)	(558,566)
Change in unrealized appreciation (depreciation)	(406,992)
Amortization Premium/Discount	—
Net purchases (sales)	912,752
Net transfers in (out) of Level 3	—
Balance as of December 31, 2008	$ 197,119

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $177,433,678) — including $8,124,165 of securities loaned	$ 142,712,117
Investment in Daily Assets Fund Institutional (cost $8,500,441)*	8,500,441
Investment in Cash Management QP Trust (cost $20,720)	20,720
Total investments, at value (cost $185,954,839)	151,233,278
Cash	4,578
Receivable for investments sold	278,913
Receivable for Portfolio shares sold	191,165
Interest receivable	1,403,440
Foreign taxes recoverable	1,181
Receivable for daily variation margin on open futures	80,563
Other assets	6,566
Total assets	153,199,684
Liabilities
Notes payable	250,000
Payable upon return of securities loaned	8,500,441
Payable for investments purchased	1,420,499
Payable for Portfolio shares redeemed	670,992
Accrued management fee	63,928
Other accrued expenses and payables	203,152
Total liabilities	11,109,012
Net assets, at value	$ 142,090,672
Net Assets Consist of
Undistributed net investment income	11,316,317
Net unrealized appreciation (depreciation) on investments	(34,721,561)
Futures	(75,129)
Accumulated net realized gain (loss)	(24,351,413)
Paid-in capital	189,922,458
Net assets, at value	$ 142,090,672
Class A Net Asset Value, offering and redemption price per share ($109,869,522 ÷ 12,351,718 outstanding shares of beneficial interest, $.01 par value, 24,7742,586 shares authorized)	$ 8.90
Class B Net Asset Value, offering and redemption price per share ($32,221,150 ÷ 3,628,194 outstanding shares of beneficial interest, $.01 par value, 7,316,641 shares authorized)	$ 8.88
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends	$ 50,445
Interest (net of foreign taxes withheld of $1,638)	12,678,538
Interest — Cash Management QP Trust	74,465
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	216,337
Total Income	13,019,785
Expenses: Management fee	1,158,767
Administration fee	129,626
Services to shareholders	486
Custodian fee	16,926
Distribution service fee (Class B)	126,837
Record keeping fees (Class B)	73,477
Professional fees	72,391
Trustees' fees and expenses	25,735
Reports to shareholders and shareholder meeting	75,742
Interest expense	8,024
Other	20,919
Total expenses before expense reductions	1,708,930
Expense reductions	(13,880)
Total expenses after expense reductions	1,695,050
Net investment income (loss)	11,324,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(19,913,074)
Futures	184,428
(19,728,646)
Change in net unrealized appreciation (depreciation) on: Investments	(31,725,239)
Futures	(75,129)
(31,800,368)
Net gain (loss)	(51,529,014)
Net increase (decrease) in net assets resulting from operations	$ (40,204,279)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 11,324,735	$ 16,962,355
Net realized gain (loss)	(19,728,646)	(784,875)
Change in net unrealized appreciation (depreciation)	(31,800,368)	(1,784,782)
Net increase (decrease) in net assets resulting from operations	(40,204,279)	14,392,698
Distributions to shareholders from: Net investment income: Class A	(12,658,879)	(12,441,885)
Class B	(4,079,055)	(3,150,565)
Total distributions	(16,737,934)	(15,592,450)
Portfolio share transactions: Class A Proceeds from shares sold	25,960,265	84,886,024
Reinvestment of distributions	12,658,879	12,441,885
Cost of shares redeemed	(71,653,396)	(187,114,199)
Net increase (decrease) in net assets from Class A share transactions	(33,034,252)	(89,786,290)
Class B Proceeds from shares sold	1,828,386	2,831,011
Reinvestment of distributions	4,079,055	3,150,565
Cost of shares redeemed	(29,114,932)	(19,070,128)
Net increase (decrease) in net assets from Class B share transactions	(23,207,491)	(13,088,552)
Increase (decrease) in net assets	(113,183,956)	(104,074,594)
Net assets at beginning of period	255,274,628	359,349,222
Net assets at end of period (including undistributed net investment income of $11,316,317 and $16,731,325, respectively)	$ 142,090,672	$ 255,274,628
Other Information
Class A Shares outstanding at beginning of period	15,754,867	23,346,010
Shares sold	2,332,157	7,294,758
Shares issued to shareholders in reinvestment of distributions	1,171,035	1,080,025
Shares redeemed	(6,906,341)	(15,965,926)
Net increase (decrease) in Class A shares	(3,403,149)	(7,591,143)
Shares outstanding at end of period	12,351,718	15,754,867
Class B Shares outstanding at beginning of period	5,850,161	6,968,915
Shares sold	159,817	242,748
Shares issued to shareholders in reinvestment of distributions	376,992	273,249
Shares redeemed	(2,758,776)	(1,634,751)
Net increase (decrease) in Class B shares	(2,221,967)	(1,118,754)
Shares outstanding at end of period	3,628,194	5,850,161

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Date
Net asset value, beginning of period	$ 11.82	$ 11.86	$ 11.81	$ 12.07	$ 12.16
Income (loss) from investment operations: Net investment income[a]	.57	.56	.53	.47	.50
Net realized and unrealized gain (loss)	(2.72)	(.08)	(.05)	(.21)	.05
Total from investment operations	(2.15)	.48	.48	.26	.55
Less distributions from: Net investment income	(.77)	(.52)	(.43)	(.41)	(.43)
Net realized gains	—	—	(.00)*	(.11)	(.21)
Total distributions	(.77)	(.52)	(.43)	(.52)	(.64)
Net asset value, end of period	$ 8.90	$ 11.82	$ 11.86	$ 11.81	$ 12.07
Total Return (%)	(19.33)[b]	4.17	4.26	2.25	4.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	186	277	252	210
Ratio of expenses before expense reductions (%)	.70	.66	.68	.67	.66
Ratio of expenses after expense reductions (%)	.70	.66	.68	.67	.66
Ratio of net investment income (loss) (%)	5.36	4.78	4.56	3.96	4.18
Portfolio turnover rate (%)	215	209	198	241	176
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 11.84	$ 11.78	$ 12.04	$ 12.13
Income (loss) from investment operations: Net investment income[a]	.53	.51	.49	.42	.45
Net realized and unrealized gain (loss)	(2.73)	(.08)	(.05)	(.21)	.05
Total from investment operations	(2.20)	.43	.44	.21	.50
Less distributions from: Net investment income	(.72)	(.47)	(.38)	(.36)	(.38)
Net realized gains	—	—	(.00)*	(.11)	(.21)
Total distributions	(.72)	(.47)	(.38)	(.47)	(.59)
Net asset value, end of period	$ 8.88	$ 11.80	$ 11.84	$ 11.78	$ 12.04
Total Return (%)	(19.71)[b]	3.75	3.89	1.85	4.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	69	82	89	88
Ratio of expenses before expense reductions (%)	1.10	1.05	1.07	1.07	1.03
Ratio of expenses after expense reductions (%)	1.09	1.05	1.07	1.07	1.03
Ratio of net investment income (loss) (%)	4.97	4.39	4.17	3.56	3.81
Portfolio turnover rate (%)	215	209	198	241	176
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Performance Summary December 31, 2008

DWS Davis Venture Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.02% and 1.27% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Davis Venture Value VIP from 5/1/2001 to 12/31/2008
[] DWS Davis Venture Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,977	$7,170	$8,791	$9,132
	Average annual total return	-40.23%	-10.50%	-2.54%	-1.18%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$10,092
	Average annual total return	-36.85%	-8.32%	-.79%	.12%
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$5,922	$7,052	$8,582	$10,402
	Average annual total return	-40.78%	-10.99%	-3.01%	.61%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$11,087
	Average annual total return	-36.85%	-8.32%	-.79%	1.60%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 676.00	$ 674.50
Expenses Paid per $1,000*	$ 3.88	$ 4.92
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.51	$ 1,019.25
Expenses Paid per $1,000*	$ 4.67	$ 5.94
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.92%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Davis Venture Value VIP

For the year ended December 31, 2008, Class A shares of DWS Davis Venture Value VIP returned -40.23% (unadjusted for contract charges), compared to its benchmark, the Russell 1000® Value Index, which returned -36.85%.

The Portfolio's financial companies outperformed the corresponding sector within the index (-49% versus -52% for the index), but were still the largest detractors from performance. A higher relative average weighting in this sector (32% versus 27% for the index) detracted from both absolute and relative performance. American International Group, Inc., American Express Co., Merrill Lynch & Co., Inc., Berkshire Hathaway, Inc., Loews Companies, Inc., Wachovia Corp. and JPMorgan Chase & Co. were among the top detractors from performance. Two financial companies, Wells Fargo & Co. and Hartford Financial Services Group, Inc., were among the top contributors to the Portfolio's performance.

The second-largest detractors from performance were energy companies. The Portfolio's energy companies underperformed the corresponding sector within the index (-36% versus -27%). A higher relative average weighting in this sector (18% versus 17% for the index) also detracted from performance. ConocoPhillips was among the top detractors.

Individual companies among the largest contributors to performance over the year included H&R Block, Inc. (a consumer discretionary company) and Wal-Mart Stores (a consumer staples company). The Portfolio no longer owns Wal-Mart Stores.

The Portfolio held 12% of net assets in foreign companies at year-end December 31, 2008. As a whole, these companies underperformed the domestic companies held by the Portfolio.

Christopher C. Davis
Kenneth Charles Feinberg

Portfolio Managers, Davis Selected Advisers, L.P., Subadvisor to the Portfolio

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks and Corporate Bonds)	12/31/08	12/31/07

Financials	30%	33%
Energy	18%	16%
Consumer Staples	16%	16%
Consumer Discretionary	11%	10%
Information Technology	8%	9%
Industrials	7%	7%
Materials	5%	4%
Health Care	5%	4%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 89. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 10.3%
Automobiles 0.8%
Harley-Davidson, Inc. (a)	60,610	1,028,552
Diversified Consumer Services 1.6%
H&R Block, Inc.	94,650	2,150,448
Household Durables 0.2%
Garmin Ltd. (a)	8,315	159,398
Hunter Douglas NV	6,062	199,411
		358,809
Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	13,010	667,153
Liberty Media Corp. — Interactive "A"*	31,670	98,810
		765,963
Media 5.1%
Comcast Corp. Special "A" (a)	199,410	3,220,471
Grupo Televisa SA (ADR)	96,490	1,441,561
Liberty Media Corp. — Entertainment "A"*	25,270	441,720
News Corp. "A"	172,750	1,570,297
WPP PLC (ADR)	1,100	32,549
		6,706,598
Multiline Retail 0.1%
Sears Holdings Corp.* (a)	2,100	81,627
Specialty Retail 1.9%
Bed Bath & Beyond, Inc.* (a)	48,000	1,220,160
CarMax, Inc.* (a)	65,900	519,292
Lowe's Companies, Inc.	33,915	729,851
		2,469,303
Consumer Staples 15.3%
Beverages 2.4%
Diageo PLC (ADR)	34,920	1,981,361
Heineken Holding NV	41,200	1,179,504
		3,160,865
Food & Staples Retailing 7.3%
Costco Wholesale Corp.	128,340	6,737,850
CVS Caremark Corp.	98,519	2,831,436
Whole Foods Market, Inc.	12,600	118,944
		9,688,230
Food Products 0.2%
The Hershey Co. (a)	9,460	328,640
Household Products 1.7%
Procter & Gamble Co.	36,050	2,228,611
Personal Products 0.3%
Avon Products, Inc.	16,800	403,704
Tobacco 3.4%
Altria Group, Inc.	5,150	77,559
Philip Morris International, Inc.	100,090	4,354,916
		4,432,475
	Shares	Value ($)

Energy 17.7%
Energy Equipment & Services 0.5%
Transocean Ltd.*	15,141	715,412
Oil, Gas & Consumable Fuels 17.2%
Canadian Natural Resources Ltd.	50,620	2,023,788
China Coal Energy Co. "H"	934,200	754,933
ConocoPhillips	111,320	5,766,376
Devon Energy Corp.	67,690	4,447,910
EOG Resources, Inc.	57,955	3,858,644
Occidental Petroleum Corp.	92,800	5,567,072
OGX Petroleo e Gas Participacoes SA*	800	182,497
		22,601,220
Financials 29.8%
Capital Markets 3.5%
Ameriprise Financial, Inc.	30,220	705,939
Bank of New York Mellon Corp.	89,205	2,527,178
E*TRADE Financial Corp.* (a)	13,200	15,180
Merrill Lynch & Co., Inc.	54,702	636,731
Morgan Stanley	6,300	101,052
State Street Corp.	5,100	200,583
The Goldman Sachs Group, Inc.	5,260	443,892
		4,630,555
Commercial Banks 4.8%
Wachovia Corp.	44,537	246,735
Wells Fargo & Co.	204,180	6,019,226
		6,265,961
Consumer Finance 2.5%
American Express Co. (a)	173,200	3,212,860
Discover Financial Services	9,650	91,964
		3,304,824
Diversified Financial Services 5.2%
Citigroup, Inc.	42,900	287,859
JPMorgan Chase & Co.	180,124	5,679,310
Moody's Corp.	42,200	847,798
		6,814,967
Insurance 12.8%
American International Group, Inc. (a)	174,570	274,075
Berkshire Hathaway, Inc. "B"*	2,109	6,778,326
Hartford Financial Services Group, Inc.	28,600	469,612
Loews Corp.	106,650	3,012,863
Markel Corp.* (a)	400	119,600
MBIA, Inc.* (a)	10,920	44,444
NIPPONKOA Insurance Co., Ltd.	196,200	1,525,239
Principal Financial Group, Inc. (a)	12,000	270,840
Progressive Corp.	187,292	2,773,795
Sun Life Financial, Inc. (a)	7,370	170,542
Transatlantic Holdings, Inc.	35,973	1,441,078
		16,880,414
	Shares	Value ($)

Real Estate Management & Development 1.0%
Brookfield Asset Management Inc. "A"	43,500	664,245
Hang Lung Group Ltd.	223,000	680,657
		1,344,902
Health Care 4.5%
Health Care Providers & Services 2.7%
Cardinal Health, Inc.	29,440	1,014,797
Express Scripts, Inc.*	22,445	1,234,026
UnitedHealth Group, Inc.	47,600	1,266,160
		3,514,983
Pharmaceuticals 1.8%
Johnson & Johnson	13,790	825,056
Schering-Plough Corp.	93,800	1,597,414
		2,422,470
Industrials 7.1%
Air Freight & Logistics 0.6%
United Parcel Service, Inc. "B"	13,500	744,660
Commercial Services & Supplies 1.8%
Iron Mountain, Inc.* (a)	97,282	2,405,784
Electrical Equipment 0.2%
ABB Ltd. (ADR) (Registered)	12,980	194,830
Industrial Conglomerates 1.1%
Siemens AG (Registered)	8,340	624,670
Tyco International Ltd.	36,950	798,120
		1,422,790
Machinery 0.3%
PACCAR, Inc. (a)	15,060	430,716
Marine 0.8%
China Shipping Development Co., Ltd. "H"	400,000	402,603
Kuehne & Nagel International AG (Registered)	9,620	623,724
		1,026,327
Professional Services 1.3%
Dun & Bradstreet Corp.	22,500	1,737,000
Transportation Infrastructure 1.0%
China Merchants Holdings International Co., Ltd.	519,223	1,023,160
Cosco Pacific Ltd.	320,600	330,070
		1,353,230
Information Technology 7.8%
Communications Equipment 0.5%
Cisco Systems, Inc.*	45,500	741,650
Computers & Peripherals 1.5%
Dell, Inc.* (a)	42,440	434,586
Hewlett-Packard Co.	41,220	1,495,874
		1,930,460
Electronic Equipment, Instruments & Components 1.2%
Agilent Technologies, Inc.*	63,330	989,848
Tyco Electronics Ltd.	36,950	598,959
		1,588,807
	Shares	Value ($)

Internet Software & Services 1.0%
eBay, Inc.*	18,455	257,632
Google, Inc. "A"*	3,297	1,014,322
		1,271,954
IT Services 0.2%
Visa, Inc. "A" (a)	5,240	274,838
Semiconductors & Semiconductor Equipment 1.4%
Texas Instruments, Inc.	117,700	1,826,704
Software 2.0%
Microsoft Corp.	135,400	2,632,176
Materials 5.2%
Chemicals 0.5%
Monsanto Co.	9,450	664,807
Construction Materials 2.1%
Martin Marietta Materials, Inc. (a)	17,000	1,650,360
Vulcan Materials Co. (a)	16,860	1,173,119
		2,823,479
Containers & Packaging 1.6%
Sealed Air Corp.	142,900	2,134,926
Metals & Mining 0.5%
BHP Billiton PLC	24,750	466,213
Rio Tinto PLC	8,800	190,668
		656,881
Paper & Forest Products 0.5%
Sino-Forest Corp.*	78,600	628,418
Telecommunication Services 0.2%
Wireless Telecommunication Services
Sprint Nextel Corp.*	141,270	258,524
Utilities 0.2%
Independent Power Producers & Energy Traders
AES Corp.* (a)	34,400	283,456
Total Common Stocks (Cost $135,496,146)		129,331,950
	Principal Amount ($)	Value ($)

Corporate Bonds 0.2%
Materials
Sino-Forest Corp., 144A, 5.0%, 8/1/2013 (Cost $340,000)	340,000	243,100
	Shares	Value ($)

Securities Lending Collateral 10.7%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $14,051,468)	14,051,468	14,051,468

Cash Equivalents 1.3%
Cash Management QP Trust, 1.42% (b) (Cost $1,731,005)	1,731,005	1,731,005
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $151,618,619)+	110.3	145,357,523
Other Assets and Liabilities, Net	(10.3)	(13,564,866)
Net Assets	100.0	131,792,657
* Non-income producing security.
+ The cost for federal income tax purposes was $152,071,271. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $6,713,748. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,817,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,531,365.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $14,060,943, which is 10.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 135,382,566
Level 2	9,974,957
Level 3	—
Total	$ 145,357,523

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $135,836,146) — including $14,060,943 of securities loaned	$ 129,575,050
Investment in Daily Assets Fund Institutional (cost $14,051,468)*	14,051,468
Investment in Cash Management QP Trust (cost $1,731,005)	1,731,005
Total investments in securities, at value (cost $151,618,619)	145,357,523
Cash	7,101
Receivable for investments sold	640,095
Receivable for Portfolio shares sold	7,625
Dividends receivable	127,232
Interest receivable	40,953
Foreign taxes recoverable	14,422
Due from Advisor	1,309
Other assets	6,597
Total assets	146,202,857
Liabilities
Payable upon return of securities loaned	14,051,468
Payable for Portfolio shares redeemed	112,899
Accrued management fee	119,563
Other accrued expenses and payables	126,270
Total liabilities	14,410,200
Net assets, at value	$ 131,792,657
Net Assets Consist of
Undistributed net investment income	2,432,744
Net unrealized appreciation (depreciation) on: Investments	(6,261,096)
Foreign currency	1,020
Accumulated net realized gain (loss)	10,222,749
Paid-in capital	125,397,240
Net assets, at value	$ 131,792,657
Class A Net Asset Value, offering and redemption price per share ($131,579,381 ÷ 17,516,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.51
Class B Net Asset Value, offering and redemption price per share ($213,276 ÷ 28,559 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.47
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,007)	$ 4,161,878
Interest	6,633
Interest — Cash Management QP Trust	68,642
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	411,543
Total Income	4,648,696
Expenses: Management fee	2,136,001
Administrative fee	140,451
Custodian and accounting fees	80,597
Distribution service fee (Class B)	17,012
Record keeping fees (Class B)	9,985
Services to shareholders	506
Professional fees	71,353
Trustees' fees and expenses	32,179
Reports to shareholders and shareholder meeting	55,465
Other	25,316
Total expenses before expense reductions	2,568,865
Expense reductions	(392,699)
Total expenses after expense reductions	2,176,166
Net investment income (loss)	2,472,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,438,043
Foreign currency	(32,097)
10,405,946
Change in net unrealized appreciation (depreciation) on: Investments	(123,229,979)
Foreign currency	1,349
(123,228,630)
Net gain (loss)	(112,822,684)
Net increase (decrease) in net assets resulting from operations	$ (110,350,154)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 2,472,530	$ 3,809,524
Net realized gain (loss)	10,405,946	36,053,016
Change in net unrealized appreciation (depreciation)	(123,228,630)	(20,326,582)
Net increase (decrease) in net assets resulting from operations	(110,350,154)	19,535,958
Distributions to shareholders from: Net investment income: Class A	(3,580,646)	(2,451,514)
Class B	(190,630)	(255,608)
Net realized gains: Class A	(33,139,891)	(4,403,063)
Class B	(2,425,280)	(989,328)
Total distributions	(39,336,447)	(8,099,513)
Portfolio share transactions: Class A Proceeds from shares sold	3,164,462	14,075,726
Reinvestment of distributions	36,720,537	6,854,577
Cost of shares redeemed	(69,334,956)	(68,408,104)
Net increase (decrease) in net assets from Class A share transactions	(29,449,957)	(47,477,801)
Class B Proceeds from shares sold	988,175	4,124,041
Reinvestment of distributions	2,615,910	1,244,936
Cost of shares redeemed	(22,494,892)	(65,157,088)
Net increase (decrease) in net assets from Class B share transactions	(18,890,807)	(59,788,111)
Increase (decrease) in net assets	(198,027,365)	(95,829,467)
Net assets at beginning of period	329,820,022	425,649,489
Net assets at end of period (including undistributed net investment income of $2,432,744 and $3,748,514, respectively)	$ 131,792,657	$ 329,820,022
Other Information
Class A Shares outstanding at beginning of period	21,062,118	24,284,177
Shares sold	291,614	967,409
Shares issued to shareholders in reinvestment of distributions	3,209,837	490,313
Shares redeemed	(7,046,646)	(4,679,781)
Net increase (decrease) in Class A shares	(3,545,195)	(3,222,059)
Shares outstanding at end of period	17,516,923	21,062,118
Class B Shares outstanding at beginning of period	1,546,251	5,597,014
Shares sold	73,239	287,676
Shares issued to shareholders in reinvestment of distributions	228,264	88,987
Shares redeemed	(1,819,195)	(4,427,426)
Net increase (decrease) in Class B shares	(1,517,692)	(4,050,763)
Shares outstanding at end of period	28,559	1,546,251

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.59	$ 14.25	$ 12.49	$ 11.48	$ 10.31
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.15	.10	.09	.08
Net realized and unrealized gain (loss)	(5.36)	.47	1.74	1.01	1.14
Total from investment operations	(5.24)	.62	1.84	1.10	1.22
Less distributions from: Net investment income	(.18)	(.10)	(.08)	(.09)	(.05)
Net realized gains	(1.66)	(.18)	—	—	—
Total distributions	(1.84)	(.28)	(.08)	(.09)	(.05)
Net asset value, end of period	$ 7.51	$ 14.59	$ 14.25	$ 12.49	$ 11.48
Total Return (%)	(40.23)[b]	4.46[b]	14.84[b]	9.64[b]	11.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	307	346	309	268
Ratio of expenses before expense reductions (%)	1.07	1.02	1.02	1.02	1.05
Ratio of expenses after expense reductions (%)	.90	.88	.85	.96	1.05
Ratio of net investment income (%)	1.05	1.01	.77	.78	.74
Portfolio turnover rate (%)	17	9	16	8	3
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.57	$ 14.22	$ 12.47	$ 11.46	$ 10.29
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.09	.05	.04	.04
Net realized and unrealized gain (loss)	(5.35)	.49	1.73	1.01	1.13
Total from investment operations	(5.31)	.58	1.78	1.05	1.17
Less distributions from: Net investment income	(.13)	(.05)	(.03)	(.04)	(.00)*
Net realized gains	(1.66)	(.18)	—	—	—
Total distributions	(1.79)	(.23)	(.03)	(.04)	(.00)*
Net asset value, end of period	$ 7.47	$ 14.57	$ 14.22	$ 12.47	$ 11.46
Total Return (%)	(40.78)[b]	4.14[b]	14.34[b]	9.23[b]	11.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.21	23	80	78	66
Ratio of expenses before expense reductions (%)	1.53	1.39	1.40	1.41	1.44
Ratio of expenses after expense reductions (%)	1.32	1.25	1.23	1.34	1.44
Ratio of net investment income (%)	.63	.64	.39	.40	.36
Portfolio turnover rate (%)	17	9	16	8	3
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Performance Summary December 31, 2008

DWS Dreman High Return Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.78% and 1.13% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. In addition, the Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman High Return Equity VIP
[] DWS Dreman High Return Equity VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,402	$6,295	$7,741	$9,879
	Average annual total return	-45.98%	-14.30%	-4.99%	-.12%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,384	$6,225	$7,598	$9,143
	Average annual total return	-46.16%	-14.61%	-5.34%	-1.37%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$10,335
	Average annual total return	-37.00%	-8.36%	-2.19%	.51%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 652.30	$ 651.30
Expenses Paid per $1,000*	$ 3.36	$ 4.77
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.06	$ 1,019.36
Expenses Paid per $1,000*	$ 4.12	$ 5.84
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.81%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Dreman High Return Equity VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. With a return of -45.98% (Class A shares, unadjusted for contract charges), DWS Dreman High Return Equity VIP underperformed its benchmark, the Standard & Poor's® 500 (S&P 500) Index, which posted a return of -37.00%.

The Portfolio's underperformance relative to the benchmark resulted mainly from a significant overweight and stock selection in the financial sector. Large positions that performed poorly included Washington Mutual, Inc., Fannie Mae, Freddie Mac and Wachovia Corp.; all of these except Washington Mutual have been eliminated from the Portfolio, and the overweight position in financials has been reduced.1 Severe liquidity problems throughout the financial industry have caused essentially all financial stocks to perform poorly.

An overweight position in energy contributed to performance relative to the benchmark. We find this sector attractive because we believe there is likely to be substantial long-term growth in worldwide demand for energy. Other positives were positions in retailer Lowe's Companies, Inc. and UST, Inc., a producer of smokeless tobacco products, which was acquired by Altria Group, Inc. after the end of the period.

David N. Dreman F. James Hutchinson E. Clifton Hoover, Jr.
Lead Portfolio Manager Portfolio Managers, Dreman Value Management L.L.C., Subadvisor to the Portfolio

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Energy	29%	26%
Financials	20%	30%
Health Care	19%	16%
Industrials	10%	8%
Consumer Discretionary	10%	6%
Consumer Staples	7%	12%
Materials	3%	—
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 101. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 10.2%
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Unit)	152,305	3,704,057
Media 1.7%
Walt Disney Co. (a)	239,830	5,441,743
Multiline Retail 0.2%
Macy's, Inc.	51,730	535,405
Specialty Retail 7.1%
Lowe's Companies, Inc.	408,367	8,788,058
Staples, Inc.	741,165	13,281,677
		22,069,735
Consumer Staples 6.8%
Tobacco
Altria Group, Inc.	960,227	14,461,019
Philip Morris International, Inc.	119,594	5,203,535
UST, Inc.	21,840	1,515,259
		21,179,813
Energy 28.6%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	332,690	12,825,200
Apache Corp.	166,530	12,411,481
Chesapeake Energy Corp.	388,790	6,286,734
Chevron Corp.	138,165	10,220,065
ConocoPhillips	386,204	20,005,367
Devon Energy Corp.	260,380	17,109,570
Occidental Petroleum Corp.	96,990	5,818,430
Valero Energy Corp.	184,820	3,999,505
		88,676,352
Financials 19.7%
Capital Markets 1.9%
The Goldman Sachs Group, Inc.	69,375	5,854,556
Commercial Banks 6.0%
KeyCorp.	113,610	967,957
PNC Financial Services Group, Inc.	148,851	7,293,699
SunTrust Banks, Inc.	135,600	4,005,624
US Bancorp. (a)	175,595	4,391,631
Wells Fargo & Co.	62,625	1,846,185
		18,505,096
Consumer Finance 1.2%
American Express Co.	207,434	3,847,901
Diversified Financial Services 7.1%
Bank of America Corp.	723,434	10,185,951
Citigroup, Inc. (a)	559,155	3,751,930
JPMorgan Chase & Co.	254,750	8,032,267
		21,970,148
Insurance 3.5%
Allstate Corp.	76,414	2,503,323
Chubb Corp.	77,931	3,974,481
Hartford Financial Services Group, Inc. (a)	68,918	1,131,633
The Travelers Companies, Inc.	72,065	3,257,338
		10,866,775
	Shares	Value ($)

Thrifts & Mortgage Finance 0.0%
Washington Mutual, Inc.	1,394,944	29,992
Health Care 19.0%
Biotechnology 0.6%
Amgen, Inc.*	30,550	1,764,263
Health Care Providers & Services 9.3%
Aetna, Inc.	352,405	10,043,542
UnitedHealth Group, Inc.	706,855	18,802,343
		28,845,885
Pharmaceuticals 9.1%
Eli Lilly & Co.	73,055	2,941,925
Pfizer, Inc.	884,036	15,656,278
Wyeth	259,950	9,750,724
		28,348,927
Industrials 10.3%
Aerospace & Defense 4.3%
Northrop Grumman Corp.	111,278	5,011,961
United Technologies Corp.	157,795	8,457,812
		13,469,773
Air Freight & Logistics 1.3%
FedEx Corp.	64,010	4,106,242
Industrial Conglomerates 3.1%
3M Co.	29,606	1,703,529
General Electric Co.	477,690	7,738,578
		9,442,107
Machinery 1.6%
Caterpillar, Inc.	65,595	2,930,129
Eaton Corp.	37,795	1,878,789
		4,808,918
Materials 3.2%
Metals & Mining
BHP Billiton Ltd. (ADR) (a)	187,105	8,026,804
Newmont Mining Corp.	49,315	2,007,121
		10,033,925
Telecommunication Services 1.8%
Diversified Telecommunication Services
Verizon Communications, Inc.	165,450	5,608,755
Total Common Stocks (Cost $345,053,205)		309,110,368

Securities Lending Collateral 4.3%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $13,251,485)	13,251,485	13,251,485
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $358,304,690)+	103.9	322,361,853
Other Assets and Liabilities, Net	(3.9)	(12,059,253)
Net Assets	100.0	310,302,600
* Non-income producing security.
+ The cost for federal income tax purposes was $359,927,600. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $37,565,747. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,500,450 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $86,066,197.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $12,970,979, which is 4.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 322,361,853
Level 2	—
Level 3	—
Total	$ 322,361,853

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $345,053,205) — including $12,970,979 of securities loaned	$ 309,110,368
Investment in Daily Assets Fund Institutional (cost $13,251,485)*	13,251,485
Total investments at value (cost $358,304,690)	322,361,853
Cash	25,087
Dividends receivable	874,284
Receivable for investments sold	1,714,667
Receivable for Portfolio shares sold	25,285
Interest receivable	13,652
Other assets	12,226
Total assets	325,027,054
Liabilities
Payable upon return of securities loaned	13,251,485
Payable for investments purchased	600,306
Payable for Portfolio shares redeemed	63,822
Accrued management fee	169,463
Note payable	450,000
Other accrued expenses and payables	189,378
Total liabilities	14,724,454
Net assets, at value	$ 310,302,600
Net Assets Consist of
Undistributed net investment income	12,673,806
Net unrealized appreciation (depreciation) on investments	(35,942,837)
Accumulated net realized gain (loss)	(148,694,230)
Paid-in capital	482,265,861
Net assets, at value	$ 310,302,600
Class A Net Asset Value, offering and redemption price per share ($308,264,855 ÷ 49,642,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.21
Class B Net Asset Value, offering and redemption price per share ($2,037,745 ÷ 327,546 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $186)	$ 17,082,533
Interest	220
Interest — Cash Management QP Trust	32,930
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	258,210
Total Income	17,373,893
Expenses: Management fee	3,949,911
Administration fee	331,580
Custodian and accounting fees	68,023
Distribution service fee (Class B)	31,412
Services to shareholders	1,051
Record keeping fees (Class B)	11,164
Professional fees	87,307
Trustees' fees and expenses	57,333
Reports to shareholders and shareholder meeting	145,448
Interest expense	15,847
Other	27,545
Total expenses before expense reductions	4,726,621
Expense reductions	(41,375)
Total expenses after expense reductions	4,685,246
Net investment income (loss)	12,688,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(145,580,587)
Futures	(102,946)
(145,683,533)
Change in net unrealized appreciation (depreciation) on: Investments	(192,880,861)
(192,880,861)
Net gain (loss)	(338,564,394)
Net increase (decrease) in net assets resulting from operations	$ (325,875,747)
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 12,688,647	$ 19,420,427
Net realized gain (loss)	(145,683,533)	122,846,409
Change in net unrealized appreciation (depreciation)	(192,880,861)	(150,271,931)
Net increase (decrease) in net assets resulting from operations	(325,875,747)	(8,005,095)
Distributions to shareholders from: Net investment income: Class A	(18,513,153)	(13,677,685)
Class B	(745,822)	(1,939,768)
Net realized gains: Class A	(116,884,417)	(7,925,978)
Class B	(5,393,183)	(1,537,591)
Total distributions	(141,536,575)	(25,081,022)
Portfolio share transactions: Class A Proceeds from shares sold	14,533,917	30,297,612
Reinvestment of distributions	135,397,570	21,603,663
Cost of shares redeemed	(175,333,071)	(218,373,492)
Net increase (decrease) in net assets from Class A share transactions	(25,401,584)	(166,472,217)
Class B Proceeds from shares sold	1,441,659	4,409,581
Reinvestment of distributions	6,139,005	3,477,359
Cost of shares redeemed	(32,996,043)	(163,138,034)
Net increase (decrease) in net assets from Class B share transactions	(25,415,379)	(155,251,094)
Increase (decrease) in net assets	(518,229,285)	(354,809,428)
Net assets at beginning of period	828,531,885	1,183,341,313
Net assets at end of period (including undistributed net investment income of $12,673,806 and $19,200,356, respectively)	$ 310,302,600	$ 828,531,885
Other Information
Class A Shares outstanding at beginning of period	54,976,574	66,083,197
Shares sold	1,441,589	2,028,711
Shares issued to shareholders in reinvestment of distributions	13,132,645	1,492,997
Shares redeemed	(19,908,735)	(14,628,331)
Net increase (decrease) in Class A shares	(5,334,501)	(11,106,623)
Shares outstanding at end of period	49,642,073	54,976,574
Class B Shares outstanding at beginning of period	2,551,709	12,713,676
Shares sold	160,248	292,792
Shares issued to shareholders in reinvestment of distributions	593,141	239,488
Shares redeemed	(2,977,552)	(10,694,247)
Net increase (decrease) in Class B shares	(2,224,163)	(10,161,967)
Shares outstanding at end of period	327,546	2,551,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.40	$ 15.02	$ 13.41	$ 12.65	$ 11.29
Income (loss) from investment operations: Net investment income (loss)[a]	.22	.29	.27	.24	.23
Net realized and unrealized gain (loss)	(5.80)	(.56)	2.21	.75	1.32
Total from investment operations	(5.58)	(.27)	2.48	.99	1.55
Less distributions from: Net investment income	(.36)	(.22)	(.28)	(.23)	(.19)
Net realized gains	(2.25)	(.13)	(.59)	—	—
Total distributions	(2.61)	(.35)	(.87)	(.23)	(.19)
Net asset value, end of period	$ 6.21	$ 14.40	$ 15.02	$ 13.41	$ 12.65
Total Return (%)	(45.98)[b]	(1.86)	18.74	7.92	13.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	792	992	785	747
Ratio of expenses before expense reductions (%)	.81	.78	.77	.78	.78
Ratio of expenses after expense reductions(%)	.80	.78	.77	.78	.78
Ratio of net investment income (%)	2.21	1.94	1.87	1.84	1.96
Portfolio turnover rate (%)	28	27	20	10	9
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.41	$ 15.02	$ 13.39	$ 12.63	$ 11.27
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.24	.22	.19	.18
Net realized and unrealized gain (loss)	(5.79)	(.56)	2.19	.75	1.33
Total from investment operations	(5.63)	(.32)	2.41	.94	1.51
Less distributions from: Net investment income	(.31)	(.16)	(.19)	(.18)	(.15)
Net realized gains	(2.25)	(.13)	(.59)	—	—
Total distributions	(2.56)	(.29)	(.78)	(.18)	(.15)
Net asset value, end of period	$ 6.22	$ 14.41	$ 15.02	$ 13.39	$ 12.63
Total Return (%)	(46.16)[b]	(2.19)[b]	18.21[b]	7.51	13.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	37	191	135	117
Ratio of expenses before expense reduction (%)	1.21	1.15	1.16	1.17	1.16
Ratio of expenses after expense reduction (%)	1.17	1.13	1.16	1.17	1.16
Ratio of net investment income (%)	1.84	1.59	1.48	1.45	1.58
Portfolio turnover rate (%)	28	27	20	10	9
a Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.78% and 1.17% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Small and mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Small and mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with a lower price-to-book and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,658	$8,581	$11,923	$18,894
	Average annual total return	-33.42%	-4.97%	3.58%	6.57%
Russell 2500 Value Index	Growth of $10,000	$6,801	$7,579	$9,928	$17,445
	Average annual total return	-31.99%	-8.83%	-.15%	5.72%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,633	$8,484	$11,691	$13,920
	Average annual total return	-33.67%	-5.33%	3.17%	5.22%
Russell 2500 Value Index	Growth of $10,000	$6,801	$7,579	$9,928	$12,383
	Average annual total return	-31.99%	-8.83%	-.15%	3.34%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 735.60	$ 734.00
Expenses Paid per $1,000*	$ 3.62	$ 5.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.96	$ 1,019.25
Expenses Paid per $1,000*	$ 4.22	$ 5.94
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.83%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Dreman Small Mid Cap Value VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31% for the 12 months ended December 31, 2008. Small-cap stocks, as measured by the Russell 2000® Index, were slightly stronger than large-cap, as measured by the Russell 1000® Index. Mid-cap stocks were the weakest category, as measured by the Russell Midcap® Index, which returned -41.46%. Within the Portfolio's capitalization range, value stocks were stronger than growth stocks: the Russell 2500 Value™ Index returned -31.99%, while the Russell 2500™ Growth Index returned -41.50%. The DWS Dreman Small Mid Cap VIP (Class A shares, unadjusted for contract charges) returned -33.42% for 2008, underperforming its benchmark, the Russell 2500 Value Index.

In this very difficult market environment, the Portfolio's performance benefited from avoiding some of the worst-performing stocks, particularly in information technology and health care. Holdings with positive returns included IPC Holdings Ltd., a provider of catastrophe reinsurance, and Healthspring, Inc., a managed care organization focused on Medicare. An overweight and stock selection in the energy sector detracted from performance; stock selection in financials also detracted.1 Positions that performed particularly well included Walter Industries, Inc., a company with a diversified line of products and services, including coal and natural gas, furnace and foundry coke and slag fiber, mortgage financing and home construction; and Superior Energy Services, Inc., a provider of specialized oilfield services and equipment. Positions that detracted from performance included Protective Life Corp.*, a life insurance company; CommScope, Inc., which provides infrastructure solutions for communications networks; and General Cable Corp., which produces copper, aluminum and fiber optic wire and cable products.

David N. Dreman E. Clifton Hoover, Jr. Mark Roach
Lead Portfolio Manager Portfolio Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000 Index with a lower price-to-book ratio and lower forecasted growth values.

The Russell 2500 Growth Index is an unmanaged index of those securities with high price-to-book and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Industrials	23%	20%
Financials	22%	25%
Consumer Staples	12%	12%
Health Care	11%	8%
Information Technology	9%	7%
Energy	6%	12%
Consumer Discretionary	6%	7%
Utilities	5%	4%
Materials	4%	4%
Telecommunications Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 112. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 6.0%
Auto Components 0.8%
Autoliv, Inc.	92,900	1,993,634
Diversified Consumer Services 1.4%
Regis Corp.	238,650	3,467,585
Leisure Equipment & Products 1.8%
Mattel, Inc. (a)	274,000	4,384,000
Specialty Retail 0.8%
The Men's Wearhouse, Inc. (a)	153,150	2,073,651
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.* (a)	236,600	3,016,650
Consumer Staples 12.1%
Food & Staples Retailing 3.5%
Ruddick Corp. (a)	152,250	4,209,712
Weis Markets, Inc.	133,817	4,500,266
		8,709,978
Food Products 6.9%
Del Monte Foods Co.	716,350	5,114,739
Ralcorp Holdings, Inc.*	98,150	5,731,960
Sanderson Farms, Inc. (a)	74,400	2,571,264
The J.M. Smucker Co.	80,400	3,486,144
		16,904,107
Tobacco 1.7%
Vector Group Ltd. (a)	310,260	4,225,741
Energy 6.2%
Energy Equipment & Services 2.6%
Atwood Oceanics, Inc.* (a)	103,500	1,581,480
Hercules Offshore, Inc.* (a)	200,100	950,475
Key Energy Services, Inc.* (a)	406,250	1,791,563
Superior Energy Services, Inc.*	129,650	2,065,324
		6,388,842
Oil, Gas & Consumable Fuels 3.6%
Arch Coal, Inc. (a)	150,400	2,450,016
Cimarex Energy Co. (a)	90,600	2,426,268
Pinnacle Gas Resources, Inc. 144A*	241,000	74,710
St. Mary Land & Exploration Co. (a)	150,850	3,063,764
Walter Industries, Inc. (a)	53,900	943,789
		8,958,547
Financials 22.0%
Capital Markets 0.2%
FBR Capital Markets Corp. 144A*	95,600	464,616
Commercial Banks 2.6%
Boston Private Financial Holdings, Inc. (a)	233,200	1,595,088
MB Financial, Inc. (a)	178,100	4,977,895
		6,572,983
Insurance 16.5%
Arch Capital Group Ltd.* (a)	73,300	5,138,330
Argo Group International Holdings Ltd.*	182,188	6,179,817
Endurance Specialty Holdings Ltd.	220,250	6,724,232
	Shares	Value ($)

Hanover Insurance Group, Inc.	110,000	4,726,700
HCC Insurance Holdings, Inc. (a)	226,550	6,060,213
IPC Holdings Ltd.	186,900	5,588,310
Platinum Underwriters Holdings Ltd.	143,550	5,179,284
Willis Group Holdings Ltd. (a)	47,159	1,173,316
		40,770,202
Real Estate Investment Trusts 2.7%
Hospitality Properties Trust (REIT) (a)	199,200	2,962,104
Ventas, Inc. (REIT) (a)	109,600	3,679,272
		6,641,376
Health Care 10.8%
Health Care Equipment & Supplies 1.1%
Teleflex, Inc.	54,600	2,735,460
Health Care Providers & Services 9.7%
Amedisys, Inc.* (a)	98,200	4,059,588
AmSurg Corp.*	199,800	4,663,332
Healthspring, Inc.* (a)	330,400	6,598,088
LifePoint Hospitals, Inc.* (a)	137,200	3,133,648
Lincare Holdings, Inc.* (a)	209,300	5,636,449
		24,091,105
Industrials 22.7%
Aerospace & Defense 3.7%
Alliant Techsystems, Inc.* (a)	65,700	5,634,432
Curtiss-Wright Corp. (a)	105,100	3,509,289
		9,143,721
Commercial Services & Supplies 2.5%
Republic Services, Inc.	103,455	2,564,649
The Brink's Co.	135,900	3,652,992
		6,217,641
Construction & Engineering 1.8%
URS Corp.*	110,000	4,484,700
Electrical Equipment 5.7%
General Cable Corp.* (a)	112,300	1,986,587
Hubbell, Inc. "B" (a)	168,500	5,506,580
Regal-Beloit Corp. (a)	173,900	6,606,461
		14,099,628
Machinery 5.7%
Barnes Group, Inc. (a)	261,450	3,791,025
Joy Global, Inc. (a)	117,700	2,694,153
Kennametal, Inc.	195,000	4,327,050
Mueller Water Products, Inc. "A" (a)	406,650	3,415,860
		14,228,088
Professional Services 1.7%
Kelly Services, Inc. "A" (a)	326,250	4,244,513
Road & Rail 0.8%
Ryder System, Inc.	51,686	2,004,383
Trading Companies & Distributors 0.8%
WESCO International, Inc.*	99,600	1,915,308
Information Technology 8.5%
Communications Equipment 0.9%
CommScope, Inc.* (a)	149,000	2,315,460
	Shares	Value ($)

Electronic Equipment, Instruments & Components 3.3%
Anixter International, Inc.* (a)	105,700	3,183,684
Arrow Electronics, Inc.*	163,000	3,070,920
Jabil Circuit, Inc.	284,600	1,921,050
		8,175,654
IT Services 1.7%
Affiliated Computer Services, Inc. "A"* (a)	88,500	4,066,575
Software 2.6%
Jack Henry & Associates, Inc.	332,750	6,458,677
Materials 4.1%
Chemicals 0.9%
Ashland, Inc.	1,278	13,432
CF Industries Holdings, Inc.	46,300	2,276,108
		2,289,540
Metals & Mining 3.2%
IAMGOLD Corp.	602,900	3,683,719
Reliance Steel & Aluminum Co.	141,700	2,825,498
RTI International Metals, Inc.* (a)	92,650	1,325,821
		7,835,038
Telecommunication Services 1.4%
Diversified Telecommunication Services
Windstream Corp. (a)	375,800	3,457,360
	Shares	Value ($)

Utilities 5.0%
Electric Utilities 3.4%
ALLETE, Inc.	109,850	3,544,860
IDACORP, Inc. (a)	170,650	5,025,642
		8,570,502
Multi-Utilities 1.6%
Integrys Energy Group, Inc. (a)	90,600	3,893,988
Total Common Stocks (Cost $328,312,064)		244,799,253

Securities Lending Collateral 29.1%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $72,016,899)	72,016,899	72,016,899

Cash Equivalents 1.3%
Cash Management QP Trust, 1.42% (b) (Cost $3,330,639)	3,330,639	3,330,639
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $403,659,602)+	129.2	320,146,791
Other Assets and Liabilities, Net	(29.2)	(72,386,703)
Net Assets	100.0	247,760,088
* Non-income producing security.
+ The cost for federal income tax purposes was $405,384,576. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $85,237,785. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,914,929 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $94,152,714.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $72,442,673, which is 29.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 316,816,152
Level 2	3,330,639
Level 3	—
Total	$ 320,146,791

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $328,312,064 — including $72,442,673 of securities loaned)	$ 244,799,253
Investment in Daily Assets Fund Institutional (cost $72,016,899)*	72,016,899
Investment in Cash Management QP Trust (cost $3,330,639)	3,330,639
Total investments, at value (cost $403,659,602)	320,146,791
Dividends receivable	299,612
Interest receivable	79,231
Receivable for Portfolio shares sold	25,581
Other assets	11,517
Total assets	320,562,732
Liabilities
Payable upon return of securities loaned	72,016,899
Payable for Portfolio shares redeemed	436,489
Payable for investments purchased	13,053
Accrued management fee	142,277
Other accrued expenses and payables	193,926
Total liabilities	72,802,644
Net assets, at value	$ 247,760,088
Net Assets Consist of:
Undistributed net investment income	4,324,008
Net unrealized appreciation (depreciation) on: Investments	(83,512,811)
Foreign currency	(320)
Accumulated net realized gain (loss)	(64,286,752)
Paid-in capital	391,235,963
Net assets, at value	$ 247,760,088
Class A Net Asset Value, offering and redemption price per share ($223,409,162 ÷ 28,178,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.93
Class B Net Asset Value, offering and redemption price per share ($24,350,926 ÷ 3,073,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.92
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,441)	$ 6,673,749
Interest — Cash Management QP Trust	507,598
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	448,109
Total Income	7,629,456
Expenses: Management fee	2,646,998
Administration fee	244,036
Custodian fee	19,117
Distribution service fee (Class B)	83,016
Record keeping fees (Class B)	35,202
Services to shareholders	1,069
Professional fees	74,382
Trustees' fees and expenses	33,021
Reports to shareholders and shareholder meeting	205,868
Other	14,891
Total expenses before expense reductions	3,357,600
Expense reductions	(23,067)
Total expenses after expense reductions	3,334,533
Net investment income (loss)	4,294,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(64,286,752)
Change in net unrealized appreciation (depreciation) on: Investments	(96,934,851)
Foreign currency	(772)
(96,935,623)
Net gain (loss)	(161,222,375)
Net increase (decrease) in net assets resulting from operations	$ (156,927,452)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 4,294,923	$ 4,898,627
Net realized gain (loss)	(64,286,752)	173,994,914
Change in net unrealized appreciation (depreciation)	(96,935,623)	(153,503,878)
Net increase (decrease) in net assets resulting from operations	(156,927,452)	25,389,663
Distributions to shareholders from: Net investment income: Class A	(6,363,604)	(5,615,367)
Class B	(427,114)	(521,975)
Distributions to shareholders from: Net realized gains: Class A	(155,713,279)	(79,369,510)
Class B	(13,714,537)	(12,524,743)
Total distributions	(176,218,534)	(98,031,595)
Portfolio share transactions: Class A Proceeds from shares sold	37,425,632	42,602,597
Reinvestment of distributions	162,076,883	84,984,877
Cost of shares redeemed	(139,030,105)	(156,265,470)
Net increase (decrease) in net assets from Class A share transactions	60,472,410	(28,677,996)
Class B Proceeds from shares sold	14,371,044	12,637,109
Reinvestment of distributions	14,141,651	13,046,718
Cost of shares redeemed	(9,977,946)	(74,159,545)
Net increase (decrease) in net assets from Class B share transactions	18,534,749	(48,475,718)
Increase (decrease) in net assets	(254,138,827)	(149,795,646)
Net assets at beginning of period	501,898,915	651,694,561
Net assets at end of period (including undistributed net investment income of $4,324,008 and $6,809,899, respectively)	$ 247,760,088	$ 501,898,915
Other Information
Class A Shares outstanding at beginning of period	23,283,418	24,500,577
Shares sold	3,355,802	1,968,230
Shares issued to shareholders in reinvestment of distributions	15,105,022	4,200,933
Shares redeemed	(13,565,777)	(7,386,322)
Net increase (decrease) in Class A shares	4,895,047	(1,217,159)
Shares outstanding at end of period	28,178,465	23,283,418
Class B Shares outstanding at beginning of period	1,669,556	3,927,983
Shares sold	1,078,541	603,769
Shares issued to shareholders in reinvestment of distributions	1,315,502	644,282
Shares redeemed	(990,228)	(3,506,478)
Net increase (decrease) in Class B shares	1,403,815	(2,258,427)
Shares outstanding at end of period	3,073,371	1,669,556

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.12	$ 22.93	$ 19.98	$ 20.05	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.18	.15	.19	.17
Net realized and unrealized gain (loss)	(4.92)	.54	4.69	1.67	3.98
Total from investment operations	(4.79)	.72	4.84	1.86	4.15
Less distributions from: Net investment income	(.29)	(.23)	(.18)	(.15)	(.16)
Net realized gains	(7.11)	(3.30)	(1.71)	(1.78)	—
Total distributions	(7.40)	(3.53)	(1.89)	(1.93)	(.16)
Net asset value, end of period	$ 7.93	$ 20.12	$ 22.93	$ 19.98	$ 20.05
Total Return (%)	(33.42)[b]	3.06	25.06	10.25	26.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	468	562	493	467
Ratio of expenses before expense reductions (%)	.83	.78	.79	.79	.79
Ratio of expenses after expense reductions (%)	.82	.78	.79	.79	.79
Ratio of net investment income (%)	1.13	.85	.71	.96	.96
Portfolio turnover rate (%)	49	110	52	61	73
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.08	$ 22.88	$ 19.93	$ 20.01	$ 16.03
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.10	.07	.11	.10
Net realized and unrealized gain (loss)	(4.92)	.54	4.67	1.66	3.97
Total from investment operations	(4.83)	.64	4.74	1.77	4.07
Less distributions from: Net investment income	(.22)	(.14)	(.08)	(.07)	(.09)
Net realized gains	(7.11)	(3.30)	(1.71)	(1.78)	—
Total distributions	(7.33)	(3.44)	(1.79)	(1.85)	(.09)
Net asset value, end of period	$ 7.92	$ 20.08	$ 22.88	$ 19.93	$ 20.01
Total Return (%)	(33.67)[b]	2.67	24.59	9.78	25.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	34	90	83	71
Ratio of expenses before expense reductions (%)	1.18	1.16	1.17	1.19	1.16
Ratio of expenses after expense reductions (%)	1.17	1.16	1.17	1.19	1.16
Ratio of net investment income (%)	.78	.47	.33	.56	.59
Portfolio turnover rate (%)	49	110	52	61	73
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.33% and 1.68% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,225	$7,228	$10,198	$11,480
	Average annual total return	-47.75%	-10.26%	.39%	1.39%
MSCI World Index	Growth of $10,000	$5,929	$7,762	$9,749	$9,379
	Average annual total return	-40.71%	-8.10%	-.51%	-.64%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,213	$7,153	$10,018	$11,596
	Average annual total return	-47.87%	-10.57%	.04%	2.30%
MSCI World Index	Growth of $10,000	$5,929	$7,762	$9,749	$11,401
	Average annual total return	-40.71%	-8.10%	-.51%	2.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 594.10	$ 593.30
Expenses Paid per $1,000*	$ 4.41	$ 5.85
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.61	$ 1,017.80
Expenses Paid per $1,000*	$ 5.58	$ 7.41
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.10%	1.46%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Global Thematic VIP

Global equities performed poorly during 2008, the worst perfomance in many decades, reflecting an environment characterized by slowing economic growth, the evolution of the financial and credit crises, and elevated risk aversion among investors. The Class A shares of the Portfolio (unadjusted for contract charges) returned -47.75%, underperforming the -40.71% return of the MSCI World Index.

In managing the Portfolio, we look for long-term themes in the global economy, then we use a combination of quantitative analysis and intensive fundamental research to identify companies that can benefit as these themes unfold. During the past year, our themes related to global agribusiness, energy and basic materials led us to hold above-market weightings in these sectors — a negative for performance at a time of sharply slowing global growth.1 Among the leading individual detractors in these sectors were the Russian energy company Gazprom, the Brazilian port operator Santos Brasil Participacoes SA and the food company Bunge Ltd.* On the plus side, we added value through themes that invest in health care stocks, including Mylan, Inc., and gold mining companies, such as Newmont Mining Corp.* and Barrick Gold Corp.*

We remain committed to investing in high-quality franchises with unique competitive advantages. Specifically, we want to own those companies that can expand their assets with little leverage and, in most cases, also grow their earnings despite the difficult environment. We continue to believe that emerging markets and global agribusiness are among the best opportunities over the next three to five years. In our view, current valuations reflect a selling panic that is inconsistent with the outstanding growth potential in both areas.

Oliver Kratz
Portfolio Manager, Deutsche Investment Management Americas Inc.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Above market weightings means the Portfolio holds a higher weighting in a given sector or security than the benchmark.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	95%	92%
Exchange Traded Funds	2%	2%
Cash Equivalents	1%	4%
Preferred Stocks	1%	2%
Participatory Notes	1%	—
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	12/31/08	12/31/07

Health Care	18%	11%
Industrials	16%	21%
Financials	16%	24%
Consumer Staples	13%	8%
Energy	11%	4%
Consumer Discretionary	8%	13%
Materials	7%	5%
Information Technology	6%	11%
Telecommunication Services	5%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

United States	40%	28%
Continental Europe	24%	39%
Asia (excluding Japan)	11%	12%
Latin America	9%	7%
United Kingdom	5%	3%
Japan	5%	6%
Canada	2%	1%
Middle East	2%	2%
Bermuda	1%	—
Africa	—	2%
Other	1%	—
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 124. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 96.9%
Australia 0.7%
Australian Wealth Management Ltd. (Cost $1,052,743)	572,100	442,742
Austria 1.3%
Flughafen Wien AG (Cost $1,970,009)	19,000	849,541
Bermuda 1.4%
Lazard Ltd. "A" (Cost $977,909)	29,200	868,408
Brazil 5.6%
BM&F BOVESPA SA	119,200	313,665
Companhia de Bebidas das Americas (ADR) (Preferred) (a)	14,500	642,495
Companhia Vale do Rio Doce (ADR)	81,400	985,754
Petroleo Brasileiro SA (ADR)	26,000	636,740
Santos Brasil Participacoes SA (Unit)	166,100	461,824
SLC Agricola SA	74,600	454,790
(Cost $5,112,410)		3,495,268
Canada 1.7%
Canadian National Railway Co.	19,000	698,446
Viterra, Inc.*	47,000	361,685
(Cost $1,349,636)		1,060,131
Cayman Islands 0.7%
Fresh Del Monte Produce, Inc.* (Cost $452,414)	18,900	423,738
China 2.8%
Industrial & Commercial Bank of China Ltd. "H"	602,000	319,944
Ping An Insurance (Group) Co. of China Ltd. "H"	295,000	1,441,618
Sunshine Holdings Ltd.*	1,571,000	32,893
(Cost $2,431,245)		1,794,455
France 2.1%
BNP Paribas	6,819	287,942
Compagnie de Saint-Gobain	8,820	415,996
Total SA	11,373	620,029
(Cost $1,469,545)		1,323,967
Germany 7.4%
Axel Springer AG	6,302	456,065
BASF SE	10,000	395,145
Daimler AG (Registered)	10,100	383,762
Deutsche Post AG (Registered)	51,600	872,969
Deutsche Postbank AG (a)	16,800	371,530
Fraport AG	10,200	445,451
Hamburger Hafen und Logistik AG	13,200	439,644
Siemens AG (Registered)	7,000	524,303
Stada Arzneimittel AG	26,900	786,770
(Cost $5,871,696)		4,675,639
Hong Kong 3.4%
Cheung Kong (Holdings) Ltd.	49,000	467,164
China Mobile Ltd.	44,500	451,177
China Water Affairs Group Ltd.*	1,001,700	123,686
	Shares	Value ($)

CNOOC Ltd. (ADR)	3,800	361,912
GOME Electrical Appliances Holdings Ltd.	2,135,000	344,346
Hongkong & Shanghai Hotels Ltd.	553,242	416,666
(Cost $3,968,474)		2,164,951
India 2.1%
Bharti Airtel Ltd.* (Cost $1,743,974)	89,547	1,318,856
Indonesia 0.2%
PT Bumi Resources Tbk (Cost $1,153,255)	1,406,100	121,329
Israel 1.6%
Teva Pharmaceutical Industries Ltd. (ADR) (a) (Cost $961,694)	23,400	996,138
Italy 0.4%
Gemina SpA* (Cost $861,060)	518,706	269,639
Japan 4.9%
Central Japan Railway Co.	41	354,358
Mitsui Fudosan Co., Ltd.	76,000	1,262,962
Mizuho Financial Group, Inc.	206,000	608,360
Toyota Motor Corp.	26,600	870,693
(Cost $3,504,101)		3,096,373
Kazakhstan 0.2%
Kazakhstan Kagazy PLC (GDR) 144A*	181,200	52,548
Steppe Cement Ltd.*	124,003	50,980
(Cost $1,577,114)		103,528
Korea 1.0%
Daesang Corp.	17,036	80,128
Samsung Electronics Co., Ltd.	1,595	579,173
(Cost $704,403)		659,301
Luxembourg 0.5%
ArcelorMittal (Cost $309,618)	13,046	308,288
Malaysia 0.8%
AMMB Holdings Bhd. (Cost $531,235)	698,200	500,769
Mexico 4.1%
America Movil SAB de CV "L" (ADR)	27,950	866,171
Cemex SAB de CV (ADR)*	34,400	314,416
Grupo Aeroportuario del Pacifico SAB de CV "B" (ADR)	33,400	768,868
Grupo Financiero Banorte SAB de CV "O"	163,100	294,436
Grupo Televisa SA (ADR)	21,600	322,704
(Cost $3,035,401)		2,566,595
Netherlands 2.2%
QIAGEN NV* (a) (Cost $1,330,113)	78,800	1,377,068
Russia 2.3%
Far Eastern Shipping Co.*	689,000	199,810
Gazprom (ADR)*	38,682	554,371
Globaltrans Investment PLC (GDR) 144A*	47,000	65,800
	Shares	Value ($)

Novorossiysk Sea Trade Port (GDR) 144A	36,300	245,025
Rosneft Oil Co. (GDR)*	43,350	162,563
Vimpel-Communications (ADR)	27,500	196,900
(Cost $3,164,746)		1,424,469
Singapore 0.3%
Food Empire Holdings Ltd. (Cost $362,240)	715,000	169,083
Sweden 0.4%
Autoliv, Inc. (Cost $227,818)	11,400	244,644
Switzerland 6.1%
Julius Baer Holding AG (Registered)	14,716	566,091
Nestle SA (Registered)	17,743	699,297
Roche Holding AG (Genusschein)	12,671	1,950,494
Swiss Re (Registered)	12,179	591,672
(Cost $3,759,520)		3,807,554
Thailand 0.3%
Seamico Securities PCL (Foreign Registered)	1,852,800	69,254
Siam City Bank PCL (Foreign Registered)*	523,300	106,074
(Cost $459,041)		175,328
United Kingdom 5.4%
Aberdeen Asset Management PLC	391,046	680,192
Anglo American PLC	22,619	516,653
BHP Billiton PLC	16,759	315,687
G4S PLC	462,639	1,373,041
GlaxoSmithKline PLC	28,850	535,583
Tesco PLC	625	3,256
(Cost $4,527,355)		3,424,412
United States 37.0%
AGCO Corp.*	17,300	408,107
Altria Group, Inc.	46,900	706,314
Anadarko Petroleum Corp.	12,000	462,600
Apache Corp.	4,100	305,573
Berkshire Hathaway, Inc. "A"*	3	289,800
Campbell Soup Co.	15,000	450,150
ConocoPhillips	10,100	523,180
CSX Corp.	13,500	438,345
CVS Caremark Corp.	42,400	1,218,576
Expedia, Inc.*	29,000	238,960
ExxonMobil Corp.	19,500	1,556,685
General Mills, Inc.	13,900	844,425
Google, Inc. "A"*	2,000	615,300
Hess Corp.	2,900	155,556
Intrepid Potash, Inc.*	13,500	280,395
Johnson & Johnson	9,650	577,360
Laboratory Corp. of America Holdings*	11,700	753,597
Liberty Media Corp. — Entertainment "A"*	23,200	405,536
Life Technologies Corp.*	20,900	487,179
Marathon Oil Corp.	5,900	161,424
Mattel, Inc.	56,700	907,200
McCormick & Co., Inc.	7,500	238,950
Microsoft Corp.	60,100	1,168,344
Monster Worldwide, Inc.*	31,700	383,253
Mylan, Inc.* (a)	144,950	1,433,555
	Shares	Value ($)

National-Oilwell Varco, Inc.*	14,200	347,048
Oracle Corp.*	37,800	670,194
Owens-Illinois, Inc.*	41,000	1,120,530
Pfizer, Inc.	105,575	1,869,733
Philip Morris International, Inc.	9,700	422,047
Schlumberger Ltd.	11,100	469,863
Stryker Corp. (a)	14,300	571,285
The J.M. Smucker Co.	4,100	177,776
Union Pacific Corp.	11,100	530,580
Wal-Mart Stores, Inc.	15,700	880,142
XTO Energy, Inc.	9,300	328,011
Yahoo!, Inc.*	71,300	869,861
(Cost $26,138,535)		23,267,434
Total Common Stocks (Cost $79,007,304)		60,929,648

Preferred Stock 0.6%
Germany
Porsche Automobil Holding SE (Cost $334,815)	4,850	377,839

Participatory Note 0.6%
United States
Merrill Lynch Frontier Index Trust (issuer Merrill Lynch International & Co.), Expiration Date 2/27/2009 (Cost $1,023,048)	10,000	368,200

Exchange Traded Fund 2.8%
United States
iShares Nasdaq Biotechnology Index Fund (a) (Cost $1,750,455)	24,725	1,756,711

Call Options Purchased 0.0%
United States
General Electric Co., Expiration Date 1/16/2010, Strike Price $30.0 (Cost $212,772)	510	9,180

Securities Lending Collateral 10.2%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $6,423,337)	6,423,337	6,423,337

Cash Equivalents 0.8%
Cash Management QP Trust, 1.42% (b) (Cost $460,549)	460,549	460,549
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $89,212,280)+	111.9	70,325,464
Other Assets and Liabilities, Net (a)	(11.9)	(7,458,656)
Net Assets	100.0	62,866,808
* Non-income producing security.
+ The cost for federal income tax purposes was $92,552,472. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,227,008 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,966,217 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,193,225.
(a) All or a portion of these securities were on loan amounting to $6,151,506. In addition, included in other assets and liabilities, net is a pending sale, amounting to $147,815, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $6,299,321, which is 10.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 42,755,529
Level 2	27,225,589
Level 3	344,346
Total	$ 70,325,464

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ —
Total realized gain (loss)	(436,550)
Change in unrealized appreciation (depreciation)	(997,618)
Amortization Premium/Discount	—
Net purchases (sales)	172,439
Net transfers in (out) of Level 3	1,606,075
Balance as of December 31, 2008	$ 344,346

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $82,328,394) — including $6,151,506 of securities loaned	$ 63,441,578
Investment in Daily Assets Fund Institutional (cost $6,423,337)*	6,423,337
Investment in Cash Management QP Trust (cost $460,549)	460,549
Total investments, at value (cost $89,212,280)	70,325,464
Cash	2,867
Foreign currency, at value (cost $313,212)	320,297
Receivable for investments sold	1,771,811
Receivable for Portfolio shares sold	7,761
Dividends receivable	127,876
Interest receivable	7,483
Foreign taxes recoverable	23,641
Due from Advisor	69
Other assets	3,515
Total assets	72,590,784
Liabilities
Payable for investments purchased	3,059,019
Payable upon return of securities loaned	6,423,337
Payable for Portfolio shares redeemed	13,150
Accrued management fee	38,168
Other accrued expenses and payables	190,302
Total liabilities	9,723,976
Net assets, at value	$ 62,866,808
Net Assets Consist of
Undistributed net investment income	932,658
Net unrealized appreciation (depreciation) on: Investments	(18,886,816)
Foreign currency	(2,555)
Accumulated net realized gain (loss)	(57,628,318)
Paid-in capital	138,451,839
Net assets, at value	$ 62,866,808
Class A Net Asset Value, offering and redemption price per share ($58,760,432 ÷ 10,056,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.84
Class B Net Asset Value, offering and redemption price per share ($4,106,376 ÷ 702,064 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.85
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $170,729)	$ 2,339,060
Interest	2,853
Interest — Cash Management QP Trust	75,228
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	198,312
Total Income	2,615,453
Expenses: Management fee	1,138,988
Administration fee	72,094
Services to shareholders	671
Custodian and accounting fees	326,276
Distribution service fee (Class B)	17,747
Record keeping fees (Class B)	7,067
Professional fees	77,893
Trustees' fees and expenses	17,002
Reports to shareholders and shareholder meeting	93,163
Other	34,109
Total expenses before expense reductions	1,785,010
Expense reductions	(448,802)
Total expenses after expense reductions	1,336,208
Net investment income (loss)	1,279,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $924)	(55,515,117)
Foreign currency	(248,995)
(55,764,112)
Change in net unrealized appreciation (depreciation) on: Investments	(16,917,301)
Foreign currency	(5,809)
(16,923,110)
Net gain (loss)	(72,687,222)
Net increase (decrease) in net assets resulting from operations	$ (71,407,977)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,279,245	$ 1,371,727
Net realized gain (loss)	(55,764,112)	38,322,515
Change in net unrealized appreciation (depreciation)	(16,923,110)	(28,184,790)
Net increase (decrease) in net assets resulting from operations	(71,407,977)	11,509,452
Distributions to shareholders from: Net investment income: Class A	(1,766,760)	(976,630)
Class B	(79,972)	(67,864)
Net realized gains: Class A	(36,684,662)	(22,498,351)
Class B	(2,286,851)	(3,879,598)
Total distributions	(40,818,245)	(27,422,443)
Portfolio share transactions: Class A Proceeds from shares sold	9,403,619	32,962,118
Reinvestment of distributions	38,451,422	23,474,981
Cost of shares redeemed	(34,733,222)	(33,544,797)
Net increase (decrease) in net assets from Class A share transactions	13,121,819	22,892,302
Class B Proceeds from shares sold	925,746	5,026,580
Reinvestment of distributions	2,366,823	3,947,462
Cost of shares redeemed	(2,548,724)	(22,340,318)
Net increase (decrease) in net assets from Class B share transactions	743,845	(13,366,276)
Increase (decrease) in net assets	(98,360,558)	(6,386,965)
Net assets at beginning of period	161,227,366	167,614,331
Net assets at end of period (including undistributed net investment income of $932,658 and $1,638,227, respectively)	$ 62,866,808	$ 161,227,366
Other Information
Class A Shares outstanding at beginning of period	9,660,413	8,197,243
Shares sold	875,157	1,983,290
Shares issued to shareholders in reinvestment of distributions	3,769,747	1,533,310
Shares redeemed	(4,248,776)	(2,053,430)
Net increase (decrease) in Class A shares	396,128	1,463,170
Shares outstanding at end of period	10,056,541	9,660,413
Class B Shares outstanding at beginning of period	632,933	1,443,479
Shares sold	95,557	302,846
Shares issued to shareholders in reinvestment of distributions	231,135	257,164
Shares redeemed	(257,561)	(1,370,556)
Net increase (decrease) in Class B shares	69,131	(810,546)
Shares outstanding at end of period	702,064	632,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.66	$ 17.39	$ 14.44	$ 11.78	$ 10.39
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.14	.15[c]	.12	.04
Net realized and unrealized gain (loss)	(5.83)	.88	4.02	2.58	1.48
Total from investment operations	(5.72)	1.02	4.17	2.70	1.52
Less distributions from: Net investment income	(.19)	(.11)	(.09)	(.04)	(.13)
Net realized gains	(3.91)	(2.64)	(1.13)	—	—
Total distributions	(4.10)	(2.75)	(1.22)	(.04)	(.13)
Net asset value, end of period	$ 5.84	$ 15.66	$ 17.39	$ 14.44	$ 11.78
Total Return (%)[b]	(47.75)	6.29	30.14[c]	22.94	14.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	151	143	85	63
Ratio of expenses before expense reductions (%)	1.47	1.44	1.38	1.41	1.44
Ratio of expenses after expense reductions (%)	1.09	1.11	1.04	1.28	1.43
Ratio of net investment income (%)	1.09	.82	.92[c]	.98	.38
Portfolio turnover rate (%)	229	191	136	95	81
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.66	$ 17.38	$ 14.43	$ 11.78	$ 10.38
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.07	.09[c]	.07	.00[d]
Net realized and unrealized gain (loss)	(5.83)	.90	4.02	2.58	1.48
Total from investment operations	(5.76)	.97	4.11	2.65	1.48
Less distributions from: Net investment income	(.14)	(.05)	(.03)	—	(.08)
Net realized gains	(3.91)	(2.64)	(1.13)	—	—
Total distributions	(4.05)	(2.69)	(1.16)	—	(.08)
Net asset value, end of period	$ 5.85	$ 15.66	$ 17.38	$ 14.43	$ 11.78
Total Return (%)[b]	(47.87)	5.84	29.65[c]	22.50	14.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	10	25	20	13
Ratio of expenses before expense reductions (%)	1.82	1.81	1.76	1.79	1.84
Ratio of expenses after expense reductions (%)	1.45	1.47	1.43	1.65	1.83
Ratio of net investment income (%)	.73	.46	.53[c]	.61	.02
Portfolio turnover rate (%)	229	191	136	95	81
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Amount is less than $.005 per share.

Performance Summary December 31, 2008

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.66% and 1.04% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The guarantee on US Government Guaranteed Securities relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index

The Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,493	$11,581	$12,325	$16,347
	Average annual total return	4.93%	5.01%	4.27%	5.04%
Barclays Capital GNMA Index	Growth of $10,000	$10,787	$12,072	$13,001	$17,812
	Average annual total return	7.87%	6.48%	5.39%	5.94%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,460	$11,441	$12,090	$12,770
	Average annual total return	4.60%	4.59%	3.87%	3.83%
Barclays Capital GNMA Index	Growth of $10,000	$10,787	$12,072	$13,001	$13,928
	Average annual total return	7.87%	6.48%	5.39%	5.23%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,032.50	$ 1,030.80
Expenses Paid per $1,000*	$ 3.32	$ 5.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.87	$ 1,020.21
Expenses Paid per $1,000*	$ 3.30	$ 4.98
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.65%	.98%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Government & Agency Securities VIP

Throughout 2008, the fixed-income markets continued to deal with the fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. In the first half of September alone, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) were placed into conservatorship by the government, leading investment bank Lehman Brothers failed and global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation (FDIC) seizure and sale of certain operations to JPMorgan Chase of giant thrift Washington Mutual. As these events unfolded, the Bush administration won approval of a mammoth rescue package designed to unfreeze the credit markets. This failed, however, to prevent a credit crunch from spurring a dramatic slowdown in global economic growth late in the year. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries. Over the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate (the overnight rate banks charge when they borrow money from each other) from 4.25% to basically zero as it sought to provide market participants with liquidity.

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of 4.93% (Class A shares, unadjusted for contract charges) compared with the 7.87% return of its benchmark, the Barclays Capital GNMA Index.

The Portfolio's underweight position of 15-year mortgages and relatively long-duration profile helped performance in a declining rate environment.1 Concentration on lower-coupon mortgage-backed securities was the principal constraint on performance during the year. We purchased these lower coupons, expecting falling interest rates to result in a pickup in prepayments on higher-coupon issues. The Portfolio's modest exposure to Fannie Mae and Freddie Mac securities also held back performance to a degree, as risk-averse investors favored the explicit government guarantee offered by GNMAs. As the period progressed, the Portfolio's holdings of securities selling at a discount to their par value began to add to performance as falling market interest rates caused previously issued mortgage-backed securities to trade at a premium. Late in the year, our focus on lower coupons and managing prepayment risk began to be rewarded as well. We believe the Portfolio is well positioned going into the new fiscal period given the Fed's focus on lowering borrowing rates. We will continue to monitor the credit and interest rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA Matthew F. MacDonald, CFA
Co-Managers, Deutsche Investment Management Americas Inc.

The Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Mortgage-Backed Securities Pass-Throughs	65%	72%
Collateralized Mortgage Obligation	17%	13%
Government & Agency Obligations	14%	13%
Cash Equivalents	4%	2%
	100%	100%
Credit Quality	12/31/08	12/31/07

US Government and Agencies	92%	97%
AAA*	6%	—
Not Rated	2%	3%
* Includes cash equivalents
Interest Rate Sensitivity	12/31/08	12/31/07

Effective Maturity	3.4 years	5.9 years
Average Duration	1.0 years	3.5 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 136 . A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 69.2%
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	44,621	45,844
5.0%, 1/1/2034 (c)	20,000,000	20,404,688
5.5%, 2/1/2017	37,677	38,903
6.5%, 9/1/2032	189,450	145,633
7.0%, with various maturities from 6/1/2032 until 8/1/2035	504,374	515,104
8.5%, 7/1/2030	2,336	2,520
Federal National Mortgage Association:
5.0%, 10/1/2033	574,489	588,291
6.0%, 2/1/2035	20,000,000	20,604,688
6.5%, 1/1/2038	1,808,719	1,882,128
7.0%, 9/1/2013	443	456
8.0%, 12/1/2024	11,264	11,923
Government National Mortgage Association:
4.5%, 1/1/2033 (c)	2,000,000	2,025,625
5.0%, with various maturities from 5/20/2023 until 8/20/2035 (c)	5,664,211	5,862,401
5.5%, with various maturities from 10/15/2032 until 3/15/2038 (c)	35,855,560	37,140,094
6.0%, with various maturities from 4/15/2013 until 10/15/2038 (c)	41,366,311	42,859,746
6.5%, with various maturities from 3/15/2014 until 6/15/2038	9,644,836	10,081,964
7.0%, with various maturities from 10/15/2026 until 11/15/2038	7,393,887	7,727,443
7.5%, with various maturities from 4/15/2026 until 1/15/2037	1,811,941	1,905,820
9.5%, with various maturities from 7/15/2016 until 12/15/2022	49,601	55,217
10.0%, with various maturities from 2/15/2016 until 3/15/2016	15,141	17,008
Total Mortgage-Backed Securities Pass-Throughs (Cost $148,889,475)		151,915,496

Collateralized Mortgage Obligations 18.4%
FannieMae Grantor Trust, "A2", Series 2001-T10, 7.5%, 12/25/2041	250,961	258,352
FannieMae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	965,400	997,563
Federal Home Loan Mortgage Corp.:
"AF", Series 2892, 1.495%*, 5/15/2021	951,179	942,110
"FT", Series 3346, 1.545%*, 10/15/2033	2,553,325	2,447,389
"FA", Series 3237, 1.545%*, 11/15/2036	779,088	752,295
	Principal Amount ($)	Value ($)

"FP", Series 3069, 1.695%*, 6/15/2035	888,343	865,495
"GZ", Series 2906, 5.0%, 9/15/2034	1,526,119	1,451,696
"SL", Series 2882, Interest Only, 6.005%**, 10/15/2034	1,198,123	122,709
"1A1", Series T-59, 6.5%, 10/25/2043	1,851,610	1,882,639
"ST", Series 2411, Interest Only, 7.328%**, 6/15/2021	4,075,291	382,489
Federal National Mortgage Association:
"LO", Series 2005-50, Principal Only, Zero Coupon, 6/25/2035	1,077,541	998,804
"ZA", Series 2008-24, 5.0%, 4/25/2038	545,024	499,220
"AN", Series 2007-108, 8.897%*, 11/25/2037	2,384,358	2,531,881
Government National Mortgage Association:
"OD", Series 2006-36, Principal Only, Zero Coupon, 7/16/2036	446,272	388,427
"FH", Series 2007-33, 0.808%*, 6/20/2037	889,933	888,011
"FH", Series 1999-18, 1.29%*, 5/16/2029	2,422,481	2,299,383
"FE", Series 2003-57, 1.34%*, 3/16/2033	151,058	147,481
"FB", Series 2001-28, 1.54%*, 6/16/2031	669,043	654,816
"GD", Series 2004-26, 5.0%, 11/16/2032	2,184,000	2,226,696
"LG", Series 2003-70, 5.0%, 8/20/2033	4,000,000	3,945,196
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	492,666
"ZM", Series 2004-24, 5.0%, 4/20/2034	1,893,285	1,820,810
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	974,975
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,331,863	1,273,383
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,006,963
"SF", Series 2002-63, Interest Only, 5.24%**, 9/16/2032	2,876,291	275,938
"SP", Series 2005-61, Interest Only, 5.24%**, 8/16/2035	1,354,699	89,702
"ZB", Series 2003-85, 5.5%, 10/20/2033	2,537,410	2,382,871
"B", Series 2005-88, 5.5%, 11/20/2035	1,804,000	1,781,773
"ZA", Series 2006-7, 5.5%, 2/20/2036	1,985,966	1,890,512
"SA", Series 2002-65, Interest Only, 5.743%**, 9/20/2032	4,298,014	490,845
"SB", Series 2008-36, Interest Only, 5.763%**, 4/20/2038	2,593,928	112,725
"PH" Series 2002- 84, 6.0%, 11/16/2032	500,000	507,573
"SY", Series 2004-47, Interest Only, 6.02%**, 1/16/2034	1,125,608	101,382
"NS", Series 2007-72, Interest Only, 6.023%**, 11/20/2037	731,067	29,374
"SJ", Series 2004-22, Interest Only, 6.093%**, 4/20/2034	6,328,976	331,472
	Principal Amount ($)	Value ($)

"SN", Series 2005-68, Interest Only, 6.239%**, 1/17/2034	4,461,935	258,385
"GS", Series 2006-16, Interest Only, 6.483%**, 4/20/2036	1,392,668	111,770
"KS", Series 2004-96, Interest Only, 6.493%**, 7/20/2034	725,086	49,040
"PB", Series 2001-53, 6.5%, 11/20/2031	1,500,000	1,590,274
"QS", Series 2003-34, Interest Only, 6.643%**, 3/20/2033	573,654	58,086
"SJ", Series 1999-43, Interest Only, 6.96%**, 11/16/2029	334,974	35,423
Total Collateralized Mortgage Obligations (Cost $38,952,258)		40,348,594

Government & Agency Obligations 15.3%
US Government Sponsored Agencies 10.6%
Federal Home Loan Bank, 3.625%, 9/16/2011	20,000,000	21,162,160
Federal National Mortgage Association, 8.45%*, 2/27/2023	2,000,000	2,000,000
		23,162,160
	Principal Amount ($)	Value ($)

US Treasury Obligations 4.7%
US Treasury Bill:
0.04%***, 5/21/2009 (a)	75,000	74,978
0.17%***, 1/15/2009 (a)	912,000	911,996
US Treasury Inflation-Indexed Notes:
0.625%, 4/15/2013	1,024,970	979,968
3.875%, 1/15/2009	7,926,000	7,864,700
US Treasury Note, 3.375%, 7/31/2013	500,000	546,133
		10,377,775
Total Government & Agency Obligations (Cost $33,377,285)		33,539,935
	Shares	Value ($)

Cash Equivalents 4.9%
Cash Management QP Trust, 1.42% (b) (Cost $10,642,753)	10,642,753	10,642,753
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $231,861,771)+	107.8	236,446,778
Other Assets and Liabilities, Net	(7.8)	(17,185,662)
Net Assets	100.0	219,261,116
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** These securities are shown at their current rate as of December 31, 2008.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $231,862,148. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $4,584,630. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,175,130 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $590,500.
(a) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or delayed delivery securities included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
2 Year US Treasury Note	3/31/2009	78	16,743,406	17,008,875	265,469

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	3/20/2009	428	50,187,097	53,821,000	(3,633,903)
5 Year US Treasury Note	3/31/2009	19	2,280,244	2,262,039	18,205
Total net unrealized depreciation					(3,615,698)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ (3,350,229)
Level 2	236,446,778	—
Level 3	—	—
Total	$ 236,446,778	$ (3,350,229)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments Investments in securities, at value (cost $221,219,018)	$ 225,804,025
Investments in Cash Management QP Trust (cost $10,642,753)	10,642,753
Total investments, at value (cost $231,861,771)	236,446,778
Cash	2,011,444
Receivable for investments sold	71,866,161
Receivable for daily variation margin on open futures contracts	669,720
Interest receivable	1,359,903
Other assets	5,882
Total assets	312,359,888
Liabilities
Payable for when-issued and delayed delivery securities purchased	68,551,647
Payable for investments purchased	23,239,470
Payable for Portfolio shares redeemed	993,689
Accrued management fee	77,681
Other accrued expenses and payables	236,285
Total liabilities	93,098,772
Net assets, at value	$ 219,261,116
Net Assets Consist of
Undistributed net investment income	9,842,645
Net unrealized appreciation (depreciation) on: Investments	4,585,007
Futures	(3,350,229)
Accumulated net realized gain (loss)	(3,129,170)
Paid-in capital	211,312,863
Net assets, at value	$ 219,261,116
Class A Net Asset Value, offering and redemption price per share ($211,348,740 ÷ 17,044,556 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.40
Class B Net Asset Value, offering and redemption price per share ($7,912,376 ÷ 639,523 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.37

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 11,096,939
Interest — Cash Management QP Trust	202,323
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,566
Total Income	11,310,828
Expenses: Management fee	1,045,390
Administration fee	143,349
Custodian fee	18,692
Distribution service fee (Class B)	18,374
Services to shareholders	674
Record keeping fees (Class B)	7,043
Professional fees	85,762
Trustees' fees and expenses	18,411
Reports to shareholders and shareholder meeting	105,985
Other	15,728
Total expenses before expense reductions	1,459,408
Expense reductions	(21,069)
Total expenses after expense reductions	1,438,339
Net investment income	9,872,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,090,535
Futures	(2,538,655)
(448,120)
Change in net unrealized appreciation (depreciation) on: Investments	3,918,330
Futures	(3,141,054)
777,276
Net gain (loss)	329,156
Net increase (decrease) in net assets resulting from operations	$ 10,201,645

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 9,872,489	$ 10,439,394
Net realized gain (loss)	(448,120)	(1,286,321)
Change in net unrealized appreciation (depreciation)	777,276	3,273,665
Net increase (decrease) in net assets resulting from operations	10,201,645	12,426,738
Distributions to shareholders from: Net investment income: Class A	(9,943,580)	(10,212,645)
Class B	(313,588)	(1,469,899)
Total distributions	(10,257,168)	(11,682,544)
Portfolio share transactions: Class A Proceeds from shares sold	78,211,163	30,397,968
Reinvestment of distributions	9,943,580	10,212,645
Cost of shares redeemed	(75,825,560)	(53,955,468)
Net increase (decrease) in net assets from Class A share transactions	12,329,183	(13,344,855)
Class B Proceeds from shares sold	7,001,909	9,440,856
Reinvestment of distributions	313,588	1,469,899
Cost of shares redeemed	(4,358,212)	(38,336,134)
Net increase (decrease) in net assets from Class B share transactions	2,957,285	(27,425,379)
Increase (decrease) in net assets	15,230,945	(40,026,040)
Net assets at beginning of period	204,030,171	244,056,211
Net assets at end of period (including undistributed net investment income of $9,842,645 and $10,227,324, respectively)	$ 219,261,116	$ 204,030,171
Other Information
Class A Shares outstanding at beginning of period	16,080,508	17,174,275
Shares sold	6,375,775	2,509,518
Shares issued to shareholders in reinvestment of distributions	823,144	862,554
Shares redeemed	(6,234,871)	(4,465,839)
Net increase (decrease) in Class A shares	964,048	(1,093,767)
Shares outstanding at end of period	17,044,556	16,080,508
Class B Shares outstanding at beginning of period	403,813	2,706,547
Shares sold	569,092	788,569
Shares issued to shareholders in reinvestment of distributions	25,938	124,042
Shares redeemed	(359,320)	(3,215,345)
Net increase (decrease) in Class B shares	235,710	(2,302,734)
Shares outstanding at end of period	639,523	403,813

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.38	$ 12.28	$ 12.26	$ 12.55	$ 12.54
Income (loss) from investment operations: Net investment income[a]	.56	.58	.55	.51	.44
Net realized and unrealized gain (loss)	.04	.12	(.06)	(.20)	.03
Total from investment operations	.60	.70	.49	.31	.47
Less distributions from: Net investment income	(.58)	(.60)	(.47)	(.50)	(.35)
Net realized gains	—	—	—	(.10)	(.11)
Total distributions	(.58)	(.60)	(.47)	(.60)	(.46)
Net asset value, end of period	$ 12.40	$ 12.38	$ 12.28	$ 12.26	$ 12.55
Total Return (%)	4.93[b]	5.95[b]	4.16	2.57	3.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	199	211	243	280
Ratio of expenses before expense reductions (%)	.66	.66	.67	.63	.61
Ratio of expenses after expense reductions (%)	.65	.63	.67	.63	.61
Ratio of net investment income (loss) (%)	4.58	4.77	4.56	4.17	3.59
Portfolio turnover rate (%)	543	465	241	191	226
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.35	$ 12.25	$ 12.23	$ 12.52	$ 12.51
Income (loss) from investment operations: Net investment income[a]	.52	.53	.50	.47	.40
Net realized and unrealized gain (loss)	.03	.12	(.06)	(.21)	.02
Total from investment operations	.55	.65	.44	.26	.42
Less distributions from: Net investment income	(.53)	(.55)	(.42)	(.45)	(.30)
Net realized gains	—	—	—	(.10)	(.11)
Total distributions	(.53)	(.55)	(.42)	(.55)	(.41)
Net asset value, end of period	$ 12.37	$ 12.35	$ 12.25	$ 12.23	$ 12.52
Total Return (%)	4.60[b]	5.43[b]	3.74	2.24	3.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5	33	47	49
Ratio of expenses before expense reductions (%)	1.00	1.04	1.07	1.02	1.00
Ratio of expenses after expense reductions (%)	1.00	1.01	1.07	1.02	1.00
Ratio of net investment income (%)	4.24	4.39	4.16	3.78	3.21
Portfolio turnover rate (%)	543	465	241	191	226
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Growth Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual Portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.59% for Class B shares. The total Portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2008 is 1.32% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Growth Allocation VIP from 8/16/2004 to 12/31/2008
[] DWS Growth Allocation VIP — Class B [] Russell 1000® Index [] Barclays Capital US Aggregate Index

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Growth Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$6,545	$7,784	$9,103
	Average annual total return	-34.55%	-8.01%	-2.13%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,005
	Average annual total return	-37.60%	-8.66%	-2.39%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,178
	Average annual total return	5.24%	5.51%	4.65%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios and non-affiliated funds ("Underlying Portfolios") in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios is based on the expense ratios from the Underlying Portfolios' most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 703.40
Expenses Paid per $1,000*	$ 3.00
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.62
Expenses Paid per $1,000*	$ 3.56
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 703.40
Expenses Paid per $1,000**	$ 6.38
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.65
Expenses Paid per $1,000**	$ 7.56
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.70%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.79%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.49%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Growth Allocation VIP

For the 12 months ended December 31, 2008, the DWS Growth Allocation VIP's Class B shares (unadjusted for contract charges) had a return of -34.55%. For the 12-month period, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Portfolio's return was below that of its bond benchmark, the Barclays Capital US Aggregate Index, which returned 5.24%, but above the returns of its equity benchmark, the Russell 1000® Index, which returned -37.60%.

There are three major determinants of the Portfolio's performance; strategic asset allocation, tactical asset allocation and the performance of the underlying funds in which the Portfolio's assets are invested. During 2008, strategic asset allocation contributed to the Portfolio's performance relative to its peer group of comparable funds, while tactical asset allocation and performance of the underlying funds detracted.

Strategic asset allocation refers to the longer-term allocation among asset classes. The Portfolio's allocation between equity and fixed-income funds remained close to its target of 75% equity and 25% fixed income during 2008. Tactical allocation decisions are short-term underweights or overweights of particular asset classes relative to their longer-term strategic asset allocation targets.1 Overall tactical asset allocation, with an underweight of cash equivalents and investment-grade bonds balanced by an overweight in large-cap and international equities, detracted from performance, as fixed-income securities performed better than stocks.

Performance of each of the underlying funds is compared to a suitable benchmark for that particular fund's asset class and management style. The underlying funds as a group detracted from performance relative to their respective benchmarks. However, large-cap equity funds added value relative to their peers, as did high-yield funds, although these funds had negative absolute returns.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity — Equity Funds	69%	79%
Fixed Income — Bond Funds	21%	19%
Equity — Exchange Traded Funds	6%	—
Fixed Income — Money Market Funds	4%	2%
	100%	100%
Target Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity	75%	75%
Fixed Income	25%	25%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 148. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Growth Allocation VIP

	Shares	Value ($)

Equity — Equity Funds 69.5%
DWS Blue Chip VIP "A"	2,917	21,146
DWS Capital Growth VIP "A"	49,840	675,325
DWS Communications Fund "Institutional"	1,885	18,488
DWS Davis Venture Value VIP "A"	209,326	1,572,035
DWS Dreman High Return Equity VIP "A"	7,233	44,917
DWS Dreman Small Cap Value Fund "Institutional"	3,015	73,115
DWS Dreman Small Mid Cap Value VIP "A"	92,671	734,881
DWS Emerging Markets Equity Fund "Institutional"	29,790	303,266
DWS Equity 500 Index VIP "A"	30,487	291,155
DWS Global Opportunities VIP "A"	65,537	510,537
DWS Global Thematic VIP "A"	85,098	496,972
DWS Growth & Income VIP "A"	358,443	1,835,226
DWS Health Care VIP "A"	66,930	632,487
DWS International Select Equity VIP "A"	4,324	26,897
DWS International VIP "A"	160,952	1,049,410
DWS Janus Growth & Income VIP "A"	7,182	48,766
DWS Japan Equity Fund "S"	12,101	89,181
DWS Large Cap Value VIP "A"	433,360	3,865,573
DWS Mid Cap Growth VIP "A"	1,913	13,006
DWS RREEF Global Real Estate Securities Fund "Institutional"	24,586	132,272
DWS Small Cap Core Fund "S"	4,953	54,236
DWS Small Cap Growth VIP "A"	48,514	369,193
DWS Small Cap Index VIP "A"	25,295	218,294
DWS Technology VIP "A"	113,981	656,533
Total Equity Funds (Cost $24,398,892)		13,732,911

Equity — Exchange Traded Funds 5.7%
Consumer Discretionary Select Sector SPDR Fund	899	19,391
Consumer Staples Select Sector SPDR Fund	3,802	90,754
Energy Select Sector SPDR Fund	653	31,240
Financial Select Sector SPDR Fund	4,001	50,493
	Shares	Value ($)

Industrial Select Sector SPDR Fund	2,950	69,266
iShares MSCI Australia Index Fund	6,895	96,599
iShares MSCI Canada Index Fund	12,936	225,475
iShares MSCI EAFE Small Cap Index Fund	3,385	87,028
iShares MSCI France Index Fund	3,379	70,722
iShares MSCI Switzerland Index Fund	3,383	62,721
iShares MSCI United Kingdom Index Fund	26,556	325,311
Total Exchange Traded Funds (Cost $1,635,831)		1,129,000

Fixed Income — Bond Funds 20.9%
DWS Core Fixed Income VIP "A"	215,420	1,917,235
DWS Emerging Markets Fixed Income Fund "Institutional"	6,676	55,143
DWS Global Bond Fund "S"	66,328	663,941
DWS Government & Agency Securities VIP "A"	67,071	831,678
DWS High Income VIP "A"	37,200	197,907
DWS Inflation Protected Plus Fund "Institutional"	22,522	205,402
DWS Short Duration Plus Fund "Institutional"	19,017	166,778
DWS US Bond Index Fund "Institutional"	8,191	84,363
Total Fixed Income — Bond Funds (Cost $4,788,205)		4,122,447

Fixed Income — Money Market Fund 4.2%
Cash Management QP Trust (Cost $828,709)	828,709	828,709
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $31,651,637)+	100.3	19,813,067
Other Assets and Liabilities, Net	(0.3)	(53,717)
Net Assets	100.0	19,759,350
+ The cost for federal income tax purposes was $31,711,314. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $11,898,247. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,922,186.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 18,984,358
Level 2	828,709
Level 3	—
Total	$ 19,813,067

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $29,187,097)	$ 17,855,358
Investments in Non-affiliated funds (cost $1,635,831)	1,129,000
Investment in Cash Management QP Trust (cost $828,709)	828,709
Total investments, at value (cost $31,651,637)	19,813,067
Interest receivable	1,049
Due from Advisor	19,773
Other assets	787
Total assets	19,834,676
Liabilities
Payable for Portfolio shares redeemed	4,017
Accrued management fee	572
Other accrued expenses and payables	70,737
Total liabilities	75,326
Net assets, at value	$ 19,759,350
Net Assets Consist of
Undistributed net investment income	1,559,705
Net unrealized appreciation (depreciation) on investments	(11,838,570)
Accumulated net realized gain (loss)	1,022,942
Paid-in capital	29,015,273
Net assets, at value	$ 19,759,350
Class B Net Asset Value, offering and redemption price per share ($19,759,350 ÷ 3,154,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 804,522
Dividends	28,715
Interest — Cash Management QP Trust	13,268
Total Income	846,505
Expenses: Management fee	26,040
Administration fee	16,931
Services to shareholders	48
Custodian and accounting fees	21,109
Distribution service fee	67,386
Record keeping fees	28,321
Audit and tax fees	44,645
Legal	27,214
Trustees' fees and expenses	8,731
Reports to shareholders and shareholder meeting	22,121
Other	5,942
Total expenses before expense reductions	268,488
Expense reductions	(76,513)
Total expenses after expense reductions	191,975
Net investment income (loss)	654,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,360,576)
Capital gain distributions from Underlying Affiliated Portfolios	4,298,081
1,937,505
Change in net unrealized appreciation (depreciation) on investments	(13,298,575)
Net gain (loss)	(11,361,070)
Net increase (decrease) in net assets resulting from operations	$ (10,706,540)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 654,530	$ 3,174,829
Net realized gain (loss)	1,937,505	26,468,783
Change in net unrealized appreciation (depreciation)	(13,298,575)	(16,832,031)
Net increase (decrease) in net assets resulting from operations	(10,706,540)	12,811,581
Distributions to shareholders from: Net investment income: Class B	(1,288,633)	(4,126,872)
Net realized gains: Class B	(5,948,945)	(10,532,122)
Total share distributions	(7,237,578)	(14,658,994)
Portfolio share transactions: Class B Proceeds from shares sold	1,876,798	5,915,221
Reinvestment of distributions	7,237,578	14,658,994
Cost of shares redeemed	(4,325,172)	(194,804,275)
Net increase (decrease) in net assets from Class B share transactions	4,789,204	(174,230,060)
Increase (decrease) in net assets	(13,154,914)	(176,077,473)
Net assets at beginning of period	32,914,264	208,991,737
Net assets at end of period (including undistributed net investment income of $1,559,705 and $5,144,244, respectively)	$ 19,759,350	$ 32,914,264
Other Information
Class B Shares outstanding at beginning of period	2,590,950	16,154,379
Shares sold	227,845	462,860
Shares issued to shareholders in reinvestment of distributions	820,587	1,205,509
Shares redeemed	(484,616)	(15,231,798)
Net increase (decrease) in Class B shares	563,816	(13,563,429)
Shares outstanding at end of period	3,154,766	2,590,950

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.70	$ 12.94	$ 11.67	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.21	.14	.11	(.03)
Net realized and unrealized gain (loss)	(3.76)	.47	1.33	.55	1.06
Total from investment operations	(3.55)	.68	1.47	.66	1.03
Less distributions from: Net investment income	(.51)	(.26)	(.10)	—	—
Net realized gains	(2.38)	(.66)	(.10)	(.02)	—
Total distributions	(2.89)	(.92)	(.20)	(.02)	—
Net asset value, end of period	$ 6.26	$ 12.70	$ 12.94	$ 11.67	$ 11.03
Total Return (%)[c,d]	(34.55)	5.58	12.66	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	33	209	197	47
Ratio of expenses before expense reductions (%)[e]	1.00	.63	.62	.65	1.38*
Ratio of expenses after expense reductions (%)[e]	.71	.58	.57	.60	0.75*
Ratio of net investment income (loss) (%)	2.43	1.60	1.20	1.01	(0.69)*
Portfolio turnover rate (%)	45	31	45	20	15
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and non-affiliated funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Performance Summary December 31, 2008

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.69% and 0.94% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,606	$8,483	$9,907	$11,784
	Average annual total return	-23.94%	-5.34%	-.19%	1.66%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$13,266
	Average annual total return	-26.17%	-5.34%	-.59%	2.87%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$7,587	$8,400	$9,736	$12,388
	Average annual total return	-24.13%	-5.65%	-.53%	3.35%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$12,787
	Average annual total return	-26.17%	-5.34%	-.59%	3.85%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 771.00	$ 771.30
Expenses Paid per $1,000*	$ 3.52	$ 4.59
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.17	$ 1,019.96
Expenses Paid per $1,000*	$ 4.01	$ 5.23
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.79%	1.03%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS High Income VIP

High-yield bonds were particularly vulnerable to the crosscurrents affecting the broader financial system in 2008, producing a negative absolute return and underperforming the broader bond market by a wide margin. First, concerns about a sharp economic slowdown fueled speculation that the high-yield default rate would move considerably higher. Second, the financial crisis caused a number of corporations to lose access to credit — at least temporarily — an issue of particular importance for companies in the high-yield sector. And third, forced selling by institutional investors put additional pressure on bond prices. While the market recovered somewhat in December, the Credit Suisse High Yield Index, the Portfolio's benchmark, finished the year with a return of -26.17%. Class A shares of the Portfolio outperformed its benchmark with a return of -23.94% (unadjusted for contract charges).

From a sector standpoint, the Portfolio benefited from its above-benchmark weightings in less cyclical groups such as health care, utilities and wireless telecommunication. Among individual securities, some of the leading contributors to performance were Charter Communications Operating LLC; Kansas City Southern Railway Co.; and DRS Technologies, Inc., a defense-related firm that was bid for by the investment-grade-rated company Finmeccanica SpA. Notable detractors included Lyondell Chemical Co.*, Young Broadcasting, Inc. and Hawker Beechcraft Acquisition Co., LLC.

We believe a cautious investment approach remains necessary in the current environment. Given the uncertainty in the global financial markets, we believe that the key to outperformance throughout 2009 will be the avoidance of individual credit defaults. We continue to focus carefully on research and the fundamental credit strength of issuers in the Portfolio in order to minimize default risk to the greatest extent possible.

Gary Sullivan, CFA
Portfolio Manager, Deutsche Investment Management Americas Inc.

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS High Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Corporate Bonds	84%	89%
Cash Equivalents	9%	3%
Loan Participations and Assignments	7%	7%
Other Investments	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Energy	15%	11%
Consumer Discretionary	13%	22%
Materials	12%	11%
Telecommunication Services	12%	8%
Utilities	11%	7%
Financials	10%	14%
Industrials	10%	13%
Health Care	9%	6%
Consumer Staples	4%	4%
Information Technology	4%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

Cash Equivalents	8%	3%
BBB	12%	4%
BB	35%	29%
B	31%	51%
CCC	7%	13%
CC	3%	—
D	1%	—
Not Rated	3%	—
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	5%	6%
1-4.99 years	41%	32%
5-9.99 years	50%	56%
10-14.99 years	1%	2%
15 years or greater	3%	4%
	100%	100%
Interest Rate Sensitivity	12/31/08	12/31/07

Effective maturity	5.6 years	6.2 years
Average duration	3.7 years	4.1 years

Asset allocation, sector diversification, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 158. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 81.9%
Consumer Discretionary 10.8%
AMC Entertainment, Inc., 8.0%, 3/1/2014	740,000	455,100
American Achievement Corp., 144A, 8.25%, 4/1/2012	255,000	196,350
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	404,107	96,986
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	590,000	274,350
8.0%, 3/15/2014	250,000	118,750
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	380,000	199,500
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	340,000	129,200
Carrols Corp., 9.0%, 1/15/2013	225,000	151,875
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	1,085,000	868,000
CSC Holdings, Inc.:
6.75%, 4/15/2012	355,000	324,825
Series B, 7.625%, 4/1/2011	355,000	334,587
Series B, 8.125%, 7/15/2009	125,000	124,375
Series B, 8.125%, 8/15/2009	345,000	343,275
Denny's Holdings, Inc., 10.0%, 10/1/2012	165,000	114,263
DIRECTV Holdings LLC, 7.625%, 5/15/2016	1,055,000	1,023,350
Dollarama Group LP, 8.073%***, 8/15/2012 (b)	347,000	220,345
EchoStar DBS Corp.:
6.375%, 10/1/2011	555,000	516,150
6.625%, 10/1/2014	665,000	555,275
7.125%, 2/1/2016	465,000	388,275
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	490,000	47,775
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	505,000	343,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	250,000	167,500
Hertz Corp., 8.875%, 1/1/2014	1,340,000	824,100
Idearc, Inc., 8.0%, 11/15/2016	920,000	69,000
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	330,000	179,850
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	425,000	180,625
Kabel Deutschland GmbH, 10.625%, 7/1/2014	620,000	551,800
Lamar Media Corp., Series C, 6.625%, 8/15/2015	295,000	213,137
Liberty Media LLC, 5.7%, 5/15/2013	95,000	62,280
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	255,000	153,000
MGM MIRAGE:
6.625%, 7/15/2015	410,000	250,100
8.375%, 2/1/2011	425,000	252,875
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	630,000	472,500
Norcraft Holdings LP, 9.75%, 9/1/2012	1,385,000	1,031,825
	Principal Amount ($)(a)	Value ($)

Penske Automotive Group, Inc., 7.75%, 12/15/2016	905,000	420,825
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	300,000	237,000
Quebecor Media, Inc., 7.75%, 3/15/2016	290,000	195,750
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	420,000	33,075
Quiksilver, Inc., 6.875%, 4/15/2015	405,000	130,613
Reader's Digest Association, Inc., 9.0%, 2/15/2017	350,000	30,188
Sabre Holdings Corp., 8.35%, 3/15/2016	460,000	102,350
Seminole Hard Rock Entertainment, Inc., 144A, 4.496%***, 3/15/2014	590,000	299,425
Shaw Communications, Inc., 8.25%, 4/11/2010	605,000	595,925
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	370,000	185,000
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,655,000	190,325
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (c)	367,000	276,167
Sirius XM Radio, Inc., 9.625%, 8/1/2013	860,000	160,175
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	490,000	182,525
Travelport LLC:
6.828%***, 9/1/2014	390,000	115,050
9.875%, 9/1/2014	65,000	24,375
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	105,000	13,913
United Components, Inc., 9.375%, 6/15/2013	80,000	33,600
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	785,000	856,583
144A, 10.375%, 2/15/2015	255,000	198,262
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	365,000	388,136
144A, 8.0%, 11/1/2016 EUR	190,000	183,556
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	200,357	46,743
Vitro SAB de CV, 9.125%, 2/1/2017	1,470,000	441,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	2,040,000	20,400
		16,595,559
Consumer Staples 3.4%
Alliance One International, Inc., 8.5%, 5/15/2012	250,000	183,750
Altria Group, Inc.:
8.5%, 11/10/2013	330,000	341,796
9.7%, 11/10/2018	165,000	178,337
Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	175,829
9.0%, 4/15/2031	917,000	927,381
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	280,000	156,800
	Principal Amount ($)(a)	Value ($)

North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,081,750	1,144,963
Smithfield Foods, Inc., 7.75%, 7/1/2017	145,000	82,650
Viskase Companies, Inc., 11.5%, 6/15/2011	3,100,000	2,015,000
		5,206,506
Energy 11.1%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	845,000	515,450
Belden & Blake Corp., 8.75%, 7/15/2012	2,050,000	1,404,250
Bristow Group, Inc., 7.5%, 9/15/2017	450,000	301,500
Chaparral Energy, Inc., 8.5%, 12/1/2015	600,000	120,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	525,000	388,500
6.875%, 1/15/2016	1,166,000	932,800
7.25%, 12/15/2018	800,000	624,000
7.5%, 6/15/2014	180,000	152,100
Cimarex Energy Co., 7.125%, 5/1/2017	370,000	288,600
Colorado Interstate Gas Co., 6.8%, 11/15/2015	220,000	189,528
Delta Petroleum Corp., 7.0%, 4/1/2015	715,000	143,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011	195,000	170,625
El Paso Corp.:
7.25%, 6/1/2018	985,000	781,767
7.75%, 6/15/2010	165,000	152,950
9.625%, 5/15/2012	320,000	271,715
EXCO Resources, Inc., 7.25%, 1/15/2011	580,000	452,400
Forest Oil Corp., 144A, 7.25%, 6/15/2019	210,000	153,300
Frontier Oil Corp.:
6.625%, 10/1/2011	330,000	298,650
8.5%, 9/15/2016	575,000	507,437
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	100,000	89,398
KCS Energy, Inc., 7.125%, 4/1/2012	1,495,000	1,121,250
Mariner Energy, Inc.:
7.5%, 4/15/2013	305,000	195,200
8.0%, 5/15/2017	470,000	244,400
Newfield Exploration Co., 7.125%, 5/15/2018	640,000	505,600
OPTI Canada, Inc., 8.25%, 12/15/2014	1,025,000	553,500
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	220,000	162,800
9.125%, 7/15/2013	450,000	364,500
Plains Exploration & Production Co.:
7.0%, 3/15/2017	220,000	150,700
7.625%, 6/1/2018	720,000	493,200
Quicksilver Resources, Inc., 7.125%, 4/1/2016	1,040,000	556,400
Range Resources Corp., 7.25%, 5/1/2018	65,000	54,275
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	285,000	158,175
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	585,000	511,875
	Principal Amount ($)(a)	Value ($)

Stone Energy Corp.:
6.75%, 12/15/2014	590,000	289,100
8.25%, 12/15/2011	1,285,000	796,700
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	165,000	130,968
Tesoro Corp., 6.5%, 6/1/2017	425,000	233,219
Whiting Petroleum Corp.:
7.0%, 2/1/2014	500,000	352,500
7.25%, 5/1/2012	545,000	406,025
7.25%, 5/1/2013	140,000	99,400
Williams Companies, Inc.:
8.125%, 3/15/2012	1,040,000	958,100
8.75%, 3/15/2032	810,000	603,450
Williams Partners LP, 7.25%, 2/1/2017	420,000	331,800
		17,211,107
Financials 8.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	925,000	351,500
Ashton Woods USA LLC, 9.5%, 10/1/2015**	1,370,000	274,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	250,000	50,000
Conproca SA de CV, REG S, 12.0%, 6/16/2010	1,648,035	1,676,876
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	2,665,000	1,946,806
7.875%, 6/15/2010	1,015,000	812,183
GMAC LLC, 144A, 6.875%, 9/15/2011	2,118,000	1,513,459
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	1,035,000	424,350
8.875%, 4/1/2015 (PIK)	895,000	304,300
Hexion US Finance Corp., 9.75%, 11/15/2014	205,000	58,425
Inmarsat Finance PLC, 10.375%, 11/15/2012	820,000	726,725
iPayment, Inc., 9.75%, 5/15/2014	475,000	237,500
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	430,000	94,600
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	575,000	60,375
NiSource Finance Corp.:
6.15%, 3/1/2013	50,000	38,527
7.875%, 11/15/2010	745,000	681,742
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	370,000	196,100
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	355,000	347,900
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	112,000	99,680
Sprint Capital Corp.:
7.625%, 1/30/2011	360,000	300,600
8.375%, 3/15/2012	145,000	116,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	1,220,000	12,200
UCI Holdco, Inc., 9.996%***, 12/15/2013 (PIK)	639,775	108,762
Universal City Development Partners, 11.75%, 4/1/2010	2,125,000	1,370,625
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	570,000	645,747
144A, 10.75%, 12/1/2015	85,000	73,100
		12,522,082
	Principal Amount ($)(a)	Value ($)

Health Care 6.4%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	560,000	285,600
Boston Scientific Corp., 6.0%, 6/15/2011	520,000	494,000
Community Health Systems, Inc., 8.875%, 7/15/2015	2,865,000	2,635,800
HCA, Inc.:
9.125%, 11/15/2014	760,000	704,900
9.25%, 11/15/2016	2,040,000	1,871,700
9.625%, 11/15/2016 (PIK)	770,000	600,600
HEALTHSOUTH Corp., 10.75%, 6/15/2016	290,000	266,075
IASIS Healthcare LLC, 8.75%, 6/15/2014	525,000	406,875
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	420,000	308,700
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	515,000	314,150
The Cooper Companies, Inc., 7.125%, 2/15/2015	840,000	705,600
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	455,000	357,175
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,095,000	914,325
		9,865,500
Industrials 9.1%
Actuant Corp., 6.875%, 6/15/2017	300,000	225,750
Allied Waste North America, Inc., 6.5%, 11/15/2010	250,000	241,250
ARAMARK Corp., 8.5%, 2/1/2015 (c)	140,000	126,700
Baldor Electric Co., 8.625%, 2/15/2017 (c)	380,000	283,100
BE Aerospace, Inc., 8.5%, 7/1/2018	300,000	270,000
Belden, Inc., 7.0%, 3/15/2017	420,000	315,000
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,405,000	1,159,080
Congoleum Corp., 8.625%, 8/1/2008**	1,200,000	900,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	45,000	45,000
6.875%, 11/1/2013	590,000	587,050
7.625%, 2/1/2018	1,450,000	1,450,000
Esco Corp.:
144A, 5.871%***, 12/15/2013	430,000	275,200
144A, 8.625%, 12/15/2013	610,000	427,000
General Cable Corp.:
6.258%***, 4/1/2015	505,000	236,087
7.125%, 4/1/2017	400,000	264,000
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	300,000	231,375
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	435,000	126,150
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	500,000	409,100
7.625%, 12/1/2013	1,085,000	889,700
9.375%, 5/1/2012	1,075,000	983,625
Kansas City Southern Railway Co., 8.0%, 6/1/2015	655,000	517,450
Mobile Mini, Inc., 9.75%, 8/1/2014	420,000	298,200
Moog, Inc., 144A, 7.25%, 6/15/2018	140,000	112,000
	Principal Amount ($)(a)	Value ($)

Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	605,000	335,775
Ply Gem Industries, Inc., 11.75%, 6/15/2013 (c)	250,000	135,000
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	1,185,000	177,750
RBS Global, Inc. & Rexnord Corp., 9.5%, 8/1/2014	335,000	249,575
Seitel, Inc., 9.75%, 2/15/2014	210,000	75,600
Titan International, Inc., 8.0%, 1/15/2012	1,190,000	880,600
TransDigm, Inc., 7.75%, 7/15/2014	260,000	213,200
United Rentals North America, Inc.:
6.5%, 2/15/2012	735,000	580,650
7.0%, 2/15/2014	985,000	600,850
US Concrete, Inc., 8.375%, 4/1/2014	470,000	253,800
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	250,000	168,750
		14,044,367
Information Technology 3.4%
Alion Science & Technology Corp., 10.25%, 2/1/2015	390,000	175,988
L-3 Communications Corp.:
5.875%, 1/15/2015	1,280,000	1,152,000
Series B, 6.375%, 10/15/2015	705,000	659,175
7.625%, 6/15/2012	1,055,000	1,031,262
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,185,000	474,000
MasTec, Inc., 7.625%, 2/1/2017	610,000	458,262
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	720,000	374,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015	980,000	646,800
Vangent, Inc., 9.625%, 2/15/2015	350,000	203,438
		5,175,325
Materials 10.1%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	235,000	162,150
ARCO Chemical Co., 9.8%, 2/1/2020**	3,270,000	359,700
Cascades, Inc., 7.25%, 2/15/2013	1,096,000	558,960
Chemtura Corp., 6.875%, 6/1/2016	705,000	359,550
Clondalkin Acquisition BV, 144A, 3.996%***, 12/15/2013	540,000	272,700
CPG International I, Inc., 10.5%, 7/1/2013	880,000	492,800
Exopack Holding Corp., 11.25%, 2/1/2014	1,415,000	827,775
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014	80,000	72,000
8.25%, 4/1/2015	1,005,000	854,250
8.375%, 4/1/2017	1,965,000	1,611,300
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	1,242,271	894,433
144A, 9.968%***, 12/31/2009	1,996,000	1,437,120
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	260,000	218,400
9.5%, 12/1/2011	330,000	311,850
Hexcel Corp., 6.75%, 2/1/2015	1,560,000	1,185,600
Huntsman LLC, 11.625%, 10/15/2010	1,277,000	1,117,375
Innophos, Inc., 8.875%, 8/15/2014	170,000	119,000
	Principal Amount ($)(a)	Value ($)

Jefferson Smurfit Corp., 8.25%, 10/1/2012	460,000	78,200
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,030,000	798,250
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	261,937	73,343
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	200,000	100,000
NewMarket Corp., 7.125%, 12/15/2016	1,005,000	753,750
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	475,000	482,000
Pliant Corp., 11.85%, 6/15/2009 (PIK)	11	6
Radnor Holdings Corp., 11.0%, 3/15/2010**	265,000	331
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	475,000	330,137
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	550,000	104,500
Steel Dynamics, Inc., 7.375%, 11/1/2012	70,000	51,100
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	815,000	599,025
The Mosaic Co., 144A, 7.375%, 12/1/2014	680,000	557,600
Witco Corp., 6.875%, 2/1/2026	360,000	100,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	770,000	619,850
		15,503,855
Telecommunication Services 9.1%
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	539,588	63,994
Centennial Communications Corp.:
10.0%, 1/1/2013	290,000	300,150
10.125%, 6/15/2013	625,000	631,250
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,030,000	906,400
8.375%, 1/15/2014(c)	450,000	346,500
Cricket Communications, Inc.:
9.375%, 11/1/2014	730,000	657,000
144A, 10.0%, 7/15/2015	780,000	713,700
Frontier Communications Corp.:
6.25%, 1/15/2013	430,000	365,500
9.25%, 5/15/2011	255,000	242,250
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	274,071	180,887
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	230,000	188,630
Intelsat Corp.:
144A, 9.25%, 8/15/2014	160,000	148,800
144A, 9.25%, 6/15/2016	1,735,000	1,578,850
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	960,000	873,600
iPCS, Inc., 5.318%***, 5/1/2013	200,000	142,000
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	875,000	783,125
Millicom International Cellular SA, 10.0%, 12/1/2013	1,530,000	1,377,000
	Principal Amount ($)(a)	Value ($)

Qwest Corp.:
7.25%, 9/15/2025	145,000	97,150
7.875%, 9/1/2011	995,000	915,400
8.875%, 3/15/2012	215,000	198,875
Sprint Nextel Corp., 6.0%, 12/1/2016	530,000	373,650
Stratos Global Corp., 9.875%, 2/15/2013	330,000	311,850
Telesat Canada, 144A, 11.0%, 11/1/2015	1,285,000	918,775
Virgin Media Finance PLC:
8.75%, 4/15/2014	820,000	615,000
8.75%, 4/15/2014 EUR	700,000	685,989
Windstream Corp.:
7.0%, 3/15/2019	430,000	331,100
8.625%, 8/1/2016	70,000	61,950
		14,009,375
Utilities 10.4%
AES Corp.:
8.0%, 10/15/2017	415,000	340,300
144A, 8.0%, 6/1/2020	790,000	612,250
144A, 8.75%, 5/15/2013	2,519,000	2,418,240
9.5%, 6/1/2009	540,000	535,950
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	3,080,000	3,033,800
CMS Energy Corp., 8.5%, 4/15/2011	925,000	910,946
Edison Mission Energy, 7.0%, 5/15/2017	685,000	595,950
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,115,000	791,650
Knight, Inc., 6.5%, 9/1/2012	215,000	181,675
Mirant Americas Generation LLC, 8.3%, 5/1/2011	550,000	533,500
Mirant North America LLC, 7.375%, 12/31/2013	270,000	259,200
NRG Energy, Inc.:
7.25%, 2/1/2014	915,000	855,525
7.375%, 2/1/2016	755,000	702,150
7.375%, 1/15/2017	660,000	607,200
NV Energy, Inc.:
6.75%, 8/15/2017	855,000	656,333
8.625%, 3/15/2014	200,000	180,315
Oncor Electric Delivery Co., 7.0%, 9/1/2022	320,000	299,011
Regency Energy Partners LP, 8.375%, 12/15/2013	515,000	352,775
Reliant Energy, Inc., 7.875%, 6/15/2017	830,000	672,300
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	1,965,000	1,395,150
		15,934,220
Total Corporate Bonds (Cost $182,713,458)		126,067,896

Loan Participations and Assignments 6.4%
Senior Loans***
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 3.754%, 4/2/2014	244,396	159,265
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 9.254%, 6/1/2010**	700,000	0
	Principal Amount ($)(a)	Value ($)

Alltel Communications, Inc., Term Loan B1, LIBOR plus 2.75%, 4.754%, 5/15/2015	675,000	669,657
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 9.254%, 5/1/2013	147,030	36,978
Term Loan B, LIBOR plus 7.25%, 9.254%, 11/1/2013	748,130	188,155
Term Loan DIP, LIBOR plus 7.25%, 9.254%, 1/22/2009	359,663	90,455
Charter Communications Operating LLC:
Incremental Term Loan, LIBOR plus 5.0%, 7.004%, 3/6/2014	751,225	596,289
Term Loan, LIBOR plus 2.0%, 4.004%, 3/6/2014	704,675	521,706
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.504%, 10/10/2014	3,766,950	2,636,865
Term Loan B3, LIBOR plus 3.5%, 5.504%, 10/10/2014	365,250	254,154
Essor Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.504%, 6/30/2013	284,280	176,254
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.004%, 12/16/2013	368,122	151,031
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.254%, 9/16/2013	247,487	165,817
Golden Nugget, Term Loan, 3.73%, 6/16/2014	460,000	48,300
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.004%, 3/26/2014	12,291	6,447
Term Loan B, LIBOR plus 2.0%, 4.004%, 3/26/2014	209,843	110,081
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 3.504%, 11/17/2012	1,816,113	1,542,788
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.254%, 5/6/2013	1,100,615	466,661
Term Loan C2, LIBOR plus 2.25%, 4.254%, 5/6/2013	258,110	109,438
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.254%, 6/15/2014 (PIK)	521,196	299,688
Longview Power LLC:
Letter of Credit, 1.35%, 4/1/2014	30,000	18,750
Demand Draw, 3.75%, 4/1/2014	105,000	65,625
Term Loan B, 4.25%, 4/1/2014	90,000	56,250
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.004%, 9/30/2014	412,595	180,069
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.254%, 8/23/2013	169,253	105,783
Term Loan B, LIBOR plus 3.25%, 5.254%, 8/23/2014	169,253	105,783
Telesat Canada:
Delayed Draw Term Loan, LIBOR plus 3.0%, 5.004%, 10/31/2014	97,377	66,752
Term Loan B, LIBOR plus 3.0%, 5.004%, 10/31/2014	1,133,795	777,216
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.004%, 5/19/2014**	829,426	239,347
Total Loan Participations and Assignments (Cost $16,197,151)		9,845,604
	Principal Amount ($)(a)	Value ($)

Preferred Securities 0.4%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	575,000	379,667
Xerox Capital Trust I, 8.0%, 2/1/2027	315,000	215,110
Total Preferred Securities (Cost $831,609)		594,777
	Shares	Value ($)

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	149,500	11,730
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	95	0
Total Warrants (Cost $1)		11,730
	Units	Value ($)

Other Investments 0.3%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $945,336)	1,100,000	528,000
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	9,993	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
Total Common Stocks (Cost $290,952)		22,466

Preferred Stocks 0.1%
Consumer Discretionary 0.0%
ION Media Networks, Inc.:
144A, 12.0%*	2	0
Series AI, 144A, 12.0%*	30,000	0
Series B, 12.0%*	5,000	0
		0
Financials 0.1%
Preferred Blocker Inc., 144A, 9.0%	449	128,209
Total Preferred Stocks (Cost $174,228)		128,209

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $1,127,073)	1,127,073	1,127,073

Cash Equivalents 8.7%
Cash Management QP Trust, 1.42% (e) (Cost $13,321,871)	13,321,871	13,321,871
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,601,679)+	98.5	151,647,626
Other Assets and Liabilities, Net	1.5	2,231,587
Net Assets	100.0	153,879,213
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.254%	6/1/2010	700,000	USD	700,000	0
Ashton Woods USA LLC	9.5%	10/1/2015	1,370,000	USD	1,292,830	274,000
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,021,050	900,000
Quebecor World, Inc.	9.75%	1/15/2015	420,000	USD	420,000	33,075
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	331
Tribune Co.	5.004%	5/19/2014	829,426	USD	828,907	239,347
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	105,000	USD	107,100	13,913
Tropicana Entertainment LLC	9.625%	12/15/2014	1,220,000	USD	959,601	12,200
					5,563,801	1,472,866
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
+ The cost for federal income tax purposes was $215,921,526. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $64,273,900. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $234,812 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,508,712.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 6/30/2009.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,052,835, which is 0.7% of net assets.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

At December 31, 2008, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($) (g)	Fixed Cash Flows Paid by the Portfolio	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation ($)
5/2/2008 6/20/2013	400,000[1]	7.25%	ARCO Chemical Co., 9.8%, 2/1/2020, D	289,930	—	288,963

At December 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (g)	Fixed Cash Flows Received by the Portfolio	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
2/14/2008 3/20/2009	405,000[1]	3.8%	HCA, Inc., 6.375%, 1/15/2015, B-	(1,746)	—	(1,276)
2/26/2008 3/20/2009	430,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	152	—	869
Total net unrealized depreciation						(407)
Counterparty: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc.
(g) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	2,656,100	USD	3,824,293	1/15/2009	134,761
EUR	62,100	USD	86,729	1/15/2009	467
Total unrealized appreciation					135,228
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	37,600	USD	52,036	1/15/2009	(194)
Currency Abbreviations
EUR Euro USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 1,127,073	$ —
Level 2	148,519,776	423,590
Level 3	2,000,777	—
Total	$ 151,647,626	$ 423,590
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts and credit default swap contacts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 999,801
Total realized gain (loss)	(2,252)
Change in unrealized appreciation (depreciation)	(1,853,276)
Amortization Premium/Discount	12,609
Net purchases (sales)	975,542
Net transfers in (out) of Level 3	1,868,353
Balance as of December 31, 2008	$ 2,000,777

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $201,152,735) — including $1,052,835 of securities loaned	$ 137,198,682
Investments in Daily Assets Fund Institutional (cost $1,127,073)*	1,127,073
Investment in Cash Management QP Trust (cost $13,321,871)	13,321,871
Total investments, at value (cost $215,601,679)	151,647,626
Cash	707,087
Foreign currency, at value (cost $3,164)	3,164
Receivable for investments sold	157,215
Receivable for Portfolio shares sold	3,325
Receivable for closed credit default swaps contracts	3,333
Interest receivable	4,019,470
Unrealized appreciation on forward foreign currency exchange contracts	135,228
Foreign taxes recoverable	3,029
Unrealized appreciation on credit default swaps contracts	289,832
Other assets	21,463
Total assets	156,990,772
Liabilities
Payable for investments purchased	1,457,397
Payable for Portfolio shares redeemed	184,954
Payable upon return of securities loaned	1,127,073
Payable for closed credit default swap contracts	14,344
Unrealized depreciation on forward foreign currency exchange contracts	194
Unrealized depreciation on credit default swaps contracts	1,276
Accrued management fee	58,941
Other accrued expenses and payables	267,380
Total liabilities	3,111,559
Net assets, at value	$ 153,879,213
Net Assets Consist of
Undistributed net investment income	18,004,319
Net unrealized appreciation (depreciation) on: Investments	(63,954,053)
Credit default swap contracts	288,556
Foreign currency	140,514
Accumulated net realized gain (loss)	(120,784,149)
Paid-in capital	320,184,026
Net assets, at value	$ 153,879,213
Class A Net Asset Value, offering and redemption price per share ($153,745,043 ÷ 29,000,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.30
Class B Net Asset Value, offering and redemption price per share ($134,170 ÷ 25,274 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.31
* Represents collateral on securities loaned.
Statement of Operations for the year ended December 31, 2008
Investment Income
Interest	$ 19,150,527
Dividends	1,289
Interest — Cash Management QP Trust	285,007
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	64,421
Total Income	19,501,244
Expenses: Management fee	1,139,273
Administration fee	131,305
Custodian fee	22,297
Distribution service fee (Class B)	8,000
Services to shareholders	476
Record keeping fees (Class B)	2,935
Professional fees	96,073
Trustees' fees and expenses	25,367
Reports to shareholders and shareholder meeting	203,799
Other	77,978
Total expenses before expense reductions	1,707,503
Expense reductions	(14,024)
Total expenses after expense reductions	1,693,479
Net investment income (loss)	17,807,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(22,491,277)
Credit default swap contracts	(251,669)
Foreign currency	275,339
Payments by affiliates (see Note I)	6
(22,467,601)
Change in net unrealized appreciation (depreciation) on: Investments	(46,404,643)
Credit default swap contracts	322,027
Unfunded loan commitments	495
Foreign currency	45,110
(46,037,011)
Net gain (loss)	(68,504,612)
Net increase (decrease) in net assets resulting from operations	$ (50,696,847)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 17,807,765	$ 25,179,014
Net realized gain (loss)	(22,467,601)	(2,365,006)
Change in net unrealized appreciation (depreciation)	(46,037,011)	(17,331,415)
Net increase (decrease) in net assets resulting from operations	(50,696,847)	5,482,593
Distributions to shareholders from: Net investment income: Class A	(23.705,161)	(24,698,902)
Class B	(925,654)	(3,765,571)
Total distributions	(24,630,815)	(28,464,473)
Portfolio share transactions: Class A Proceeds from shares sold	34,048,144	39,622,315
Reinvestment of distributions	23,705,161	24,698,902
Cost of shares redeemed	(77,354,304)	(117,470,499)
Net increase (decrease) in net assets from Class A share transactions	(19,600,999)	(53,149,282)
Class B Proceeds from shares sold	76,767	3,273,156
Reinvestment of distributions	925,654	3,765,571
Cost of shares redeemed	(9,671,811)	(48,245,391)
Net increase (decrease) in net assets from Class B share transactions	(8,669,390)	(41,206,664)
Increase (decrease) in net assets	(103,598,051)	(117,337,826)
Net assets at beginning of period	257,477,264	374,815,090
Net assets at end of period (including undistributed net investment income of $18,004,319 and $24,527,293, respectively)	$ 153,879,213	$ 257,477,264
Other Information
Class A Shares outstanding at beginning of period	31,702,335	38,357,993
Shares sold	5,474,310	4,945,319
Shares issued to shareholders in reinvestment of distributions	3,511,876	3,110,693
Shares redeemed	(11,688,291)	(14,711,670)
Net increase (decrease) in Class A shares	(2,702,105)	(6,655,658)
Shares outstanding at end of period	29,000,230	31,702,335
Class B Shares outstanding at beginning of period	1,262,331	6,354,214
Shares sold	10,281	397,938
Shares issued to shareholders in reinvestment of distributions	136,728	473,062
Shares redeemed	(1,384,066)	(5,962,883)
Net increase (decrease) in Class B shares	(1,237,057)	(5,091,883)
Shares outstanding at end of period	25,274	1,262,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.81	$ 8.38	$ 8.23	$ 8.78	$ 8.43
Income (loss) from investment operations: Net investment income[a]	.57	.63	.62	.68	.67
Net realized and unrealized gain (loss)	(2.29)	(.54)	.19	(.38)	.31
Total from investment operations	(1.72)	.09	.81	.30	.98
Less distributions from: Net investment income	(.79)	(.66)	(.66)	(.85)	(.63)
Net asset value, end of period	$ 5.30	$ 7.81	$ 8.38	$ 8.23	$ 8.78
Total Return (%)	(23.94)[b]	.96	10.47	3.89	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	248	322	344	393
Ratio of expenses before expense reductions (%)	.80	.69	.71	.70	.66
Ratio of expenses after expense reductions (%)	.79	.69	.71	.70	.66
Ratio of net investment income (%)	8.42	7.84	7.73	8.27	8.11
Portfolio turnover rate (%)	38	61	93	100	162
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.81	$ 8.38	$ 8.22	$ 8.77	$ 8.41
Income (loss) from investment operations: Net investment income[a]	.53	.60	.59	.65	.64
Net realized and unrealized gain (loss)	(2.27)	(.54)	.20	(.39)	.32
Total from investment operations	(1.74)	.06	.79	.26	.96
Less distributions from: Net investment income	(.76)	(.63)	(.63)	(.81)	(.60)
Net asset value, end of period	$ 5.31	$ 7.81	$ 8.38	$ 8.22	$ 8.77
Total Return (%)	(24.13)[b]	.54	10.11	3.41	12.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	10	53	56	57
Ratio of expenses before expense reductions (%)	1.25	1.08	1.10	1.10	1.06
Ratio of expenses after expense reductions (%)	1.23	1.08	1.10	1.10	1.06
Ratio of net investment income (%)	7.98	7.45	7.34	7.87	7.71
Portfolio turnover rate (%)	38	61	93	100	162
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS International Select Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.93% and 1.18% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS International Select Equity VIP
[] DWS International Select Equity VIP — Class A [] MSCI EAFE® + EMF Index

The MSCI EAFE® + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International Select Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,119	$7,502	$10,157	$9,990
	Average annual total return	-48.81%	-9.14%	.31%	-.01%
MSCI EAFE + EMF Index	Growth of $10,000	$5,476	$8,136	$11,485	$12,162
	Average annual total return	-45.24%	-6.64%	2.81%	1.98%
DWS International Select Equity VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,093	$7,402	$9,943	$11,378
	Average annual total return	-49.07%	-9.54%	-.12%	2.00%
MSCI EAFE + EMF Index	Growth of $10,000	$5,476	$8,136	$11,485	$13,910
	Average annual total return	-45.24%	-6.64%	2.81%	5.21%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 544.70	$ 543.90
Expenses Paid per $1,000*	$ 4.04	$ 5.05
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.91	$ 1,018.60
Expenses Paid per $1,000*	$ 5.28	$ 6.60
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	1.04%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS International Select Equity VIP

The MSCI EAFE® + EMF Index (the Portfolio's benchmark) returned -45.24% during 2008, a year that was characterized by the rapid expansion of the global financial crisis, slowing economic growth and sharply elevated investor risk aversion. Class A shares of the Portfolio returned -48.81% (unadjusted for contract charges), underperforming the index. The primary reason for underperformance was that the Portfolio held a substantial exposure to higher-risk stocks coming into the autumn downturn. Upon taking over for the previous management team in mid-August, we sought to reduce risk by decreasing the Portfolio's weightings in higher-risk areas such as mid- and small-caps, emerging-market stocks, and cyclicals. Unfortunately, we did not make these changes quickly enough to prevent underperformance.

For the full year, the Portfolio's return was helped by an underweight in financials and favorable stock selection in the information technology and health care sectors, but this was offset by weaker stock selection in the consumer staples and consumer discretionary sectors.1 The leading contributors to performance included iShares MSCI Japan Index Fund, Telefonica SA and BASF SE. The most significant detractors were the Russian gas company Gazprom and the brewer Carlsberg AS.

Believing that recovery in the global economy will likely occur slowly, we are maintaining a defensive positioning in the Portfolio. We are favoring sectors with high cash flows, stable earnings, and a low sensitivity to economic trends, such as health care and telecommunications. At the same time, the Portfolio is underweight in areas that are more dependent on economic growth, such as industrials, financials and the consumer discretionary sector. Although defensive for now, we are also keeping a close eye on stock-specific opportunities given that dividend yields are attractive and price-to-book values are at their lowest level of the past 10-15 years.

Joseph Axtell, CFA
Lead Portfolio Manager, Deutsche Investment Management Americas Inc.

Michael Sieghart, CFA
Consultant, Deutsche Investment Management Americas Inc.

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	95%	94%
Exchange Traded Fund	5%	—
Cash Equivalents	—	3%
Preferred Stocks	—	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/08	12/31/07

Health Care	21%	5%
Financials	19%	23%
Telecommunications Services	14%	6%
Energy	11%	5%
Consumer Staples	10%	7%
Industrials	8%	18%
Materials	7%	9%
Information Technology	6%	5%
Utilities	4%	6%
Consumer Discretionary	—	16%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Continental Europe	59%	52%
Japan	24%	15%
United Kingdom	7%	12%
Asia (excluding Japan)	6%	9%
Latin America	2%	2%
Russia	1%	4%
Canada	1%	—
Middle East	—	2%
Australia	—	2%
Africa	—	2%
	100%	100%

Asset allocation, geographical and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 175 . A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 94.5%
Austria 2.0%
Intercell AG* (Cost $1,671,371)	59,154	1,813,698
Brazil 1.1%
Petroleo Brasileiro SA (ADR) (Cost $2,014,976)	38,800	950,212
Canada 0.9%
Potash Corp. of Saskatchewan, Inc. (Cost $1,412,403)	11,514	835,132
China 2.5%
China Life Insurance Co., Ltd. "H" (Cost $2,758,208)	720,000	2,218,739
Denmark 5.1%
Carlsberg AS "B" (a)	49,700	1,631,700
Novo Nordisk AS "B"	59,200	3,012,651
(Cost $9,081,105)		4,644,351
Finland 2.9%
Fortum Oyj	73,400	1,576,587
Nokia Oyj	69,500	1,077,454
(Cost $4,785,260)		2,654,041
France 7.6%
Alstom SA	15,592	920,752
Axa	53,845	1,200,458
BNP Paribas	22,803	962,888
Societe Generale	31,059	1,573,061
Total SA	41,180	2,245,038
(Cost $8,605,296)		6,902,197
Germany 17.5%
Allianz SE (Registered)	13,941	1,495,285
BASF SE	41,600	1,643,804
Bayer AG (a)	61,711	3,625,197
Deutsche Boerse AG	24,800	1,806,241
Deutsche Telekom AG (Registered) (a)	141,100	2,143,812
E.ON AG	38,414	1,553,353
Linde AG	20,100	1,700,932
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	12,300	1,932,908
(Cost $14,041,948)		15,901,532
Hong Kong 2.1%
China Mobile Ltd. (Cost $1,972,181)	186,000	1,885,818
Italy 1.5%
Intesa Sanpaolo (Cost $2,309,847)	373,100	1,322,643
Japan 18.6%
Astellas Pharma, Inc.	27,500	1,119,013
Canon, Inc.	75,400	2,366,922
East Japan Railway Co.	23,200	1,806,470
Japan Tobacco, Inc.	638	2,112,675
Mitsubishi Corp.	121,000	1,698,651
Mitsubishi UFJ Financial Group, Inc.	235,000	1,458,157
Nintendo Co., Ltd.	4,500	1,728,877
	Shares	Value ($)

Nippon Telegraph & Telephone Corp.	25,900	1,385,971
Seven & I Holdings Co., Ltd.	41,000	1,404,649
Terumo Corp.	37,200	1,742,114
(Cost $19,296,964)		16,823,499
Luxembourg 0.9%
ArcelorMittal (Cost $2,080,196)	35,343	851,880
Mexico 0.9%
America Movil SAB de CV "L" (ADR) (Cost $1,493,798)	26,600	824,334
Norway 2.8%
DnB NOR ASA	121,500	485,345
StatoilHydro ASA	125,400	2,065,372
(Cost $4,959,643)		2,550,717
Russia 1.2%
Gazprom (ADR)* (Cost $2,976,319)	76,300	1,092,177
Singapore 1.5%
United Overseas Bank Ltd. (Cost $2,089,882)	146,000	1,317,951
Spain 3.9%
Telefonica SA (Cost $2,826,342)	157,364	3,527,387
Switzerland 14.1%
ABB Ltd. (Registered)*	100,988	1,522,315
Lonza Group AG (Registered)	20,203	1,867,666
Nestle SA (Registered)	83,883	3,306,045
Novartis AG (Registered)	44,409	2,225,090
Roche Holding AG (Genusschein)	18,265	2,811,599
Xstrata PLC	116,412	1,085,266
(Cost $14,213,473)		12,817,981
United Kingdom 7.4%
AMEC PLC	127,649	911,098
Babcock International Group PLC	80,802	555,838
BG Group PLC	151,093	2,097,740
HSBC Holdings PLC	91,303	873,882
Vodafone Group PLC	1,125,872	2,266,508
(Cost $9,179,092)		6,705,066
Total Common Stocks (Cost $107,768,304)		85,639,355

Exchange Traded Fund 4.9%
Japan
iShares MSCI Japan Index Fund (a) (Cost $5,387,329)	463,726	4,451,770

Securities Lending Collateral 9.6%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $8,690,918)	8,690,918	8,690,918

Cash Equivalents 0.4%
Cash Management QP Trust, 1.42% (b) (Cost $369,189)	369,189	369,189
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,215,740)+	109.4	99,151,232
Other Assets and Liabilities, Net	(9.4)	(8,502,160)
Net Assets	100.0	90,649,072
* Non-income producing security.
+ The cost for federal income tax purposes was $123,010,114. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $23,858,882. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,936,104 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,794,986.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $8,315,612, which is 9.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 16,844,543
Level 2	82,306,689
Level 3	—
Total	$ 99,151,232

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $113,155,633) — including $8,315,612 of securities loaned	$ 90,091,125
Investment in Daily Assets Fund Institutional (cost $8,690,918)*	8,690,918
Investment in Cash Management QP Trust (cost $369,189)	369,189
Total investments, at value (cost $122,215,740)	99,151,232
Foreign currency, at value (cost $209,574)	209,614
Dividends receivable	177,391
Interest receivable	10,536
Foreign taxes recoverable	145,889
Other assets	3,602
Total assets	99,698,264
Liabilities
Payable for Portfolio shares redeemed	84,094
Payable upon return of securities loaned	8,690,918
Accrued management fee	59,652
Other accrued expenses and payables	214,528
Total liabilities	9,049,192
Net assets, at value	$ 90,649,072
Net Assets Consist of
Undistributed net investment income	5,131,928
Net unrealized appreciation (depreciation) on: Investments	(23,064,508)
Foreign currency	13,407
Accumulated net realized gain (loss)	(48,835,637)
Paid-in capital	157,403,882
Net assets, at value	$ 90,649,072
Class A Net Asset Value, offering and redemption price per share ($90,552,029 ÷ 14,554,587 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.22
Class B Net Asset Value, offering and redemption price per share ($97,043 ÷ 15,672 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.19
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $485,492)	$ 6,904,106
Interest	23,025
Interest — Cash Management QP Trust	111,832
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	254,593
Total Income	7,293,556
Expenses: Management fee	1,244,991
Administration fee	105,669
Custodian fee	275,682
Distribution service fee (Class B)	11,230
Services to shareholders	219
Record keeping fees (Class B)	6,257
Professional fees	82,959
Trustees' fees and expenses	18,554
Reports to shareholders and shareholder meeting	78,226
Other	29,970
Total expenses before expense reductions	1,853,757
Expense reductions	(11,048)
Total expenses after expense reductions	1,842,709
Net investment income (loss)	5,450,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(48,344,004)
Foreign currency	(316,140)
Payments by affiliates (see Note I)	354,782
(48,305,362)
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $15,499)	(62,634,390)
Foreign currency	(2,735)
(62,637,125)
Net gain (loss) on investment transactions	(110,942,487)
Net increase (decrease) in net assets resulting from operations	$ (105,491,640)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 5,450,847	$ 3,970,300
Net realized gain (loss)	(48,305,362)	62,491,196
Change in net unrealized appreciation (depreciation)	(62,637,125)	(23,087,118)
Net increase (decrease) in net assets resulting from operations	(105,491,640)	43,374,378
Distributions to shareholders from: Net investment income: Class A	(1,777,801)	(6,153,181)
Class B	(65,124)	(1,706,211)
Net realized gains: Class A	(55,032,003)	(21,172,091)
Class B	(3,550,840)	(6,853,490)
Total distributions	(60,425,768)	(35,884,973)
Portfolio share transactions: Class A Proceeds from shares sold	11,757,062	26,016,717
Reinvestment of distributions	56,809,804	27,325,272
Cost of shares redeemed	(52,019,794)	(48,603,167)
Net increase (decrease) in net assets from Class A share transactions	16,547,072	4,738,822
Class B Proceeds from shares sold	830,161	3,741,916
Reinvestment of distributions	3,615,964	8,559,701
Cost of shares redeemed	(15,396,520)	(69,011,239)
Net increase (decrease) in net assets from Class B share transactions	(10,950,395)	(56,709,622)
Increase (decrease) in net assets	(160,320,731)	(44,481,395)
Net assets at beginning of period	250,969,803	295,451,198
Net assets at end of period (including undistributed net investment income of $5,131,928 and $1,838,472, respectively)	$ 90,649,072	$ 250,969,803
Other Information
Class A Shares outstanding at beginning of period	14,064,172	13,653,834
Shares sold	1,040,380	1,594,102
Shares issued to shareholders in reinvestment of distributions	5,131,870	1,820,471
Shares redeemed	(5,681,835)	(3,004,235)
Net increase (decrease) in Class A shares	490,415	410,338
Shares outstanding at end of period	14,554,587	14,064,172
Class B Shares outstanding at beginning of period	912,661	4,475,081
Shares sold	60,348	229,248
Shares issued to shareholders in reinvestment of distributions	326,645	570,267
Shares redeemed	(1,283,982)	(4,361,935)
Net increase (decrease) in Class B shares	(896,989)	(3,562,420)
Shares outstanding at end of period	15,672	912,661

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 16.76	$ 16.31	$ 13.25	$ 11.91	$ 10.18
Income (loss) from investment operations: Net investment income[a]	.33[d]	.25	.24[b]	.20	.17
Net realized and unrealized gain (loss)	(6.67)	2.24	3.11	1.48	1.67
Total from investment operations	(6.34)	2.49	3.35	1.68	1.84
Less distributions from: Net investment income	(.13)	(.46)	(.29)	(.34)	(.11)
Net realized gains	(4.07)	(1.58)	—	—	—
Total distributions	(4.20)	(2.04)	(.29)	(.34)	(.11)
Net asset value, end of period	$ 6.22	$ 16.76	$ 16.31	$ 13.25	$ 11.91
Total Return (%)	(48.81)[c,e]	16.71	25.56	14.51	18.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	236	223	196	184
Ratio of expenses before expense reductions (%)	1.02	.93	.88	.87	.89
Ratio of expenses after expense reductions (%)	1.01	.93	.88	.87	.89
Ratio of net investment income (%)	3.04[d]	1.53	1.65[b]	1.59	1.58
Portfolio turnover rate (%)	132	117	122	93	88
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
[c] Total return would have been lower had certain expenses not been reimbursed.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 16.70	$ 16.26	$ 13.21	$ 11.88	$ 10.15
Income (loss) from investment operations: Net investment income[a]	.24[d]	.19	.19[b]	.15	.13
Net realized and unrealized gain (loss)	(6.61)	2.22	3.09	1.47	1.67
Total from investment operations	(6.37)	2.41	3.28	1.62	1.80
Less distributions from: Net investment income	(.07)	(.39)	(.23)	(.29)	(.07)
Net realized gains	(4.07)	(1.58)	—	—	—
Total distributions	(4.14)	(1.97)	(.23)	(.29)	(.07)
Net asset value, end of period	$ 6.19	$ 16.70	$ 16.26	$ 13.21	$ 11.88
Total Return (%)	(49.07)[c,e]	16.20	25.06	14.00	17.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	15	73	62	47
Ratio of expenses before expense reductions (%)	1.39	1.30	1.26	1.26	1.28
Ratio of expenses after expense reductions (%)	1.38	1.30	1.26	1.26	1.28
Ratio of net investment income (%)	2.67[d]	1.16	1.27[b]	1.20	1.19
Portfolio turnover rate (%)	132	117	122	93	88
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and 1.01% of average daily net assets, respectively.
[c] Total return would have been lower had certain expenses not been reimbursed.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Performance Summary December 31, 2008

DWS Janus Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.90% for Class A shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth & Income VIP from 10/29/1999 to 12/31/2008
[] DWS Janus Growth & Income VIP — Class A [] Russell 1000® Growth Index

The Russell 1000® Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Janus Growth & Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,871	$6,786	$8,483	$7,707
	Average annual total return	-41.29%	-12.13%	-3.24%	-2.80%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$5,647
	Average annual total return	-38.44%	-9.11%	-3.42%	-6.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns began on October 31, 1999. Total returns would have been lower for the Life of Portfolio period if the Portfolio's expenses were not maintained.

Information About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 662.40
Expenses Paid per $1,000*	$ 3.55
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.86
Expenses Paid per $1,000*	$ 4.32
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A
DWS Variable Series II — DWS Janus Growth & Income VIP	.85%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Janus Growth & Income VIP

Continuing turmoil from the credit crisis and concerns over a prolonged recession characterized US equity markets during the 12-month period ending December 31, 2008. For that same period, the Portfolio's Class A shares (unadjusted for contract charges) returned -41.29%, while its benchmark, the Russell 1000® Growth Index, returned -38.44%.

Holdings within the consumer discretionary and information technology sectors were the main laggards during the period. In terms of contributors, select materials names coupled with a significant underweight in financials aided relative performance.1

Google, Inc. has been impacted by investor worries that the current Internet advertising climate favors advertisers who can pay less for clicks. Given the difficult economic climate, we chose to exit the position during the fourth quarter. Hess Corp., an exploration and production company and a key contributor to the Portfolio in 2008, was impacted by the steep decline in oil prices during the second half of the year.

Yahoo! Inc. was one of the top contributors to performance for the year.  We sold the Portfolio's position in the Internet software company early in the period after Microsoft Corp. made an offer to buy the company. Genentech, Inc., a California-based biotechnology leader, moved ahead during the second half of the year after receiving a take-out bid from Swiss-based Roche, which already owned a majority share of the company.

The magnitude of the economic and financial downturn in 2008 caught many of us by surprise. While we recognize the potential for a long series of negative economic data points hitting financial markets, we believe there is ample reason to be optimistic, recognizing that valuations are at historically low levels by any measure and that the market typically discounts an eventual economic recovery prior to it showing up in the data.

Marc Pinto, CFA
Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	91%	95%
Government & Agency Obligations	7%	—
Cash Equivalents	1%	1%
Corporate Bonds	1%	—
Preferred Stocks	—	1%
Participatory Notes	—	2%
Equity Linked Structured Notes	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks and Corporate Bonds)	12/31/08	12/31/07

Information Technology	24%	25%
Consumer Staples	22%	14%
Health Care	17%	11%
Energy	13%	16%
Consumer Discretionary	10%	14%
Industrials	5%	8%
Financials	5%	10%
Materials	4%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 186. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 90.9%
Consumer Discretionary 8.4%
Hotels Restaurants & Leisure 3.1%
Crown Ltd. (a)	37,830	158,361
MGM MIRAGE* (a)	57,340	788,998
Starwood Hotels & Resorts Worldwide, Inc. (a)	27,005	483,390
Wynn Resorts Ltd.* (a)	18,875	797,658
		2,228,407
Internet & Catalog Retail 0.0%
Liberty Media Corp. — Interactive "A"* (a)	11,640	36,317
Media 1.1%
The DIRECTV Group, Inc.* (a)	33,515	767,829
Specialty Retail 2.8%
Esprit Holdings Ltd.	264,025	1,504,951
Tiffany & Co. (a)	22,250	525,767
		2,030,718
Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. "B"	20,425	1,041,675
Consumer Staples 20.2%
Beverages 5.0%
Anheuser-Busch InBev NV (a)	155,601	3,607,505
Anheuser-Busch InBev NV (VVPR Strip)*	88,376	492
		3,607,997
Food & Staples Retailing 4.0%
CVS Caremark Corp.	101,200	2,908,488
Food Products 6.2%
Nestle SA (ADR) (Registered)	44,982	1,785,785
Nestle SA (Registered)	68,430	2,697,003
		4,482,788
Household Products 1.7%
Reckitt Benckiser Group PLC	33,918	1,263,596
Tobacco 3.3%
Altria Group, Inc.	41,620	626,797
Philip Morris International, Inc.	41,620	1,810,886
		2,437,683
Energy 11.6%
Oil, Gas & Consumable Fuels
ConocoPhillips	45,000	2,331,000
EnCana Corp.	45,668	2,122,648
EOG Resources, Inc.	17,195	1,144,843
Hess Corp.	53,259	2,856,813
		8,455,304
Financials 4.2%
Capital Markets 3.7%
Credit Suisse Group AG (ADR)	27,295	771,356
Morgan Stanley	70,720	1,134,349
The Goldman Sachs Group, Inc.	9,315	786,093
		2,691,798
	Shares	Value ($)

Real Estate Management & Development 0.5%
Hang Lung Properties Ltd.	140,725	308,694
Health Care 15.7%
Biotechnology 2.3%
Celgene Corp.*	11,295	624,388
Genentech, Inc.*	12,210	1,012,331
		1,636,719
Health Care Equipment & Supplies 3.4%
Alcon, Inc.	13,505	1,204,511
Baxter International, Inc.	13,245	709,799
Covidien Ltd.	16,345	592,343
		2,506,653
Health Care Providers & Services 2.7%
UnitedHealth Group, Inc.	75,070	1,996,862
Pharmaceuticals 7.3%
Allergan, Inc.	24,635	993,283
Bristol-Myers Squibb Co.	27,660	643,095
Merck & Co., Inc.	45,490	1,382,896
Roche Holding AG (Genusschein)	8,737	1,344,919
Wyeth	24,865	932,686
		5,296,879
Industrials 5.1%
Aerospace & Defense 3.3%
BAE Systems PLC (ADR)	17,805	397,230
Boeing Co.	28,590	1,219,935
Empresa Brasiliera de Aeronautica SA (ADR)	50,013	810,711
		2,427,876
Electrical Equipment 0.7%
JA Solar Holdings Co., Ltd. (ADR)* (a)	52,345	228,748
Suntech Power Holdings Co., Ltd. (ADR)* (a)	24,612	287,960
		516,708
Machinery 1.1%
Danaher Corp. (a)	13,820	782,350
Information Technology 21.9%
Communications Equipment 6.9%
Cisco Systems, Inc.*	35,285	575,146
Corning, Inc. (a)	149,242	1,422,276
Nokia Oyj (ADR) (a)	43,038	671,393
QUALCOMM, Inc.	36,645	1,312,990
Research In Motion Ltd.*	26,135	1,060,558
		5,042,363
Computers & Peripherals 4.0%
Apple, Inc.*	23,694	2,022,283
EMC Corp.*	80,680	844,720
		2,867,003
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	11,845	284,043
Internet Software & Services 0.8%
eBay, Inc.*	39,690	554,072
	Shares	Value ($)

IT Services 1.9%
Visa, Inc. "A" (a)	9,960	522,402
Western Union Co.	61,260	878,469
		1,400,871
Software 7.9%
Citrix Systems, Inc.*	11,845	279,187
Microsoft Corp.	53,575	1,041,498
Nintendo Co., Ltd. (ADR) (a)	21,100	1,007,525
Oracle Corp.*	192,650	3,415,684
		5,743,894
Materials 3.8%
Chemicals
Monsanto Co.	5,455	383,759
Praxair, Inc.	8,530	506,341
Syngenta AG (ADR)	48,250	1,888,505
		2,778,605
Total Common Stocks (Cost $81,633,867)		66,096,192

Preferred Stock 0.4%
Financials
Citigroup, Inc., Series AA, 8.125% (Cost $413,997)	18,325	292,284
	Principal Amount ($)	Value ($)

Corporate Bonds 0.7%
Consumer Discretionary 0.4%
MGM MIRAGE, 8.5%, 9/15/2010	346,000	290,640
	Principal Amount ($)	Value ($)

Energy 0.3%
Suntech Power Holdings Co., Ltd., 144A, 3.0%, 3/15/2013	623,000	249,979
Total Corporate Bonds (Cost $850,506)		540,619

Government & Agency Obligations 7.3%
US Treasury Obligations
US Treasury Notes:
1.5%, 10/31/2010 (a)	844,000	856,594
2.125%, 1/31/2010 (a)	2,326,000	2,368,612
2.75%, 7/31/2010	646,000	669,216
3.375%, 7/31/2013 (a)	646,000	705,604
4.875%, 7/31/2011 (a)	646,000	712,972
Total Government & Agency Obligations (Cost $5,164,642)		5,312,998
	Shares	Value ($)

Securities Lending Collateral 14.8%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $10,735,723)	10,735,723	10,735,723

Cash Equivalents 0.9%
Cash Management QP Trust, 1.42% (b) (Cost $646,439)	646,439	646,439
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $99,445,174)+	115.0	83,624,255
Other Assets and Liabilities, Net	(15.0)	(10,876,343)
Net Assets	100.0	72,747,912
* Non-income producing security.
+ The cost for federal income tax purposes was $99,875,076. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $16,250,821. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,338,897 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,589,718.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $10,631,296, which is 14.6% of net assets.
(b) Affiliated Fund is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
GBP	500,000	USD	786,000	1/23/2009	68,204
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	925,000	USD	787,858	1/23/2009	(81,443)
EUR	480,000	USD	610,668	1/23/2009	(55,841)
CHF	1,355,000	USD	1,189,118	2/6/2009	(84,474)
EUR	770,000	USD	1,060,752	2/6/2009	(7,918)
Total unrealized depreciation					(229,676)
Currency Abbreviations
CHF Swiss Franc EUR Euro GBP British Pound USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 66,238,678	$ —
Level 2	17,385,577	(161,472)
Level 3	—	—
Total	$ 83,624,255	$ (161,472)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $88,063,012) — including $10,631,788 of securities loaned	$ 72,242,093
Investments in Daily Assets Fund Institutional, (cost $10,735,723)*	10,735,723
Investment in Cash Management QP Trust (cost $646,439)	646,439
Total investments, at value (cost $99,445,174)	83,624,255
Dividends receivable	106,629
Interest receivable	95,582
Foreign taxes recoverable	15,115
Net receivable on closed forward foreign currency exchange contracts	2,696
Unrealized appreciation on forward foreign currency exchange contracts	68,204
Other assets	3,827
Total assets	83,916,308
Liabilities
Foreign cash overdraft	42,545
Payable upon return of securities loaned	10,735,723
Payable for Portfolio shares redeemed	33,280
Unrealized depreciation on forward foreign currency exchange contracts	229,676
Accrued management fee	32,488
Other accrued expenses and payables	94,684
Total liabilities	11,168,396
Net assets, at value	$ 72,747,912
Net Assets Consist of
Undistributed net investment income	1,451,246
Net unrealized appreciation (depreciation) on: Investments	(15,820,919)
Foreign currency	(166,440)
Accumulated net realized gain (loss)	(16,266,163)
Paid-in capital	103,550,188
Net assets, at value	$ 72,747,912
Class A Net Asset Value, offering and redemption price per share ($72,747,912 ÷ 10,707,778 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.79
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $92,750)	$ 2,151,856
Interest — Cash Management QP Trust	54,714
Interest	123,457
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	241,363
Total Income	2,571,390
Expenses: Management fee	897,800
Administration fee	76,972
Services to shareholders	50
Custodian and accounting fees	58,454
Distribution service fee (Class B)	3,511
Record keeping fees (Class B)	1,388
Professional fees	69,314
Trustees' fees and expenses	19,156
Reports to shareholders and shareholder meeting	26,734
Other	17,765
Total expenses before expense reductions	1,171,144
Expense reductions	(7,973)
Total expenses after expense reductions	1,163,171
Net investment income (loss)	1,408,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(15,768,982)
Foreign currency	72,581
(15,696,401)
Change in net unrealized appreciation (depreciation) on: Investments	(48,908,666)
Foreign currency	(170,089)
(49,078,755)
Net gain (loss)	(64,775,156)
Net increase (decrease) in net assets resulting from operations	$ (63,366,937)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,408,219	$ 1,783,281
Net realized gain (loss)	(15,696,401)	26,158,518
Change in net unrealized appreciation (depreciation)	(49,078,755)	(14,652,159)
Net increase (decrease) in net assets resulting from operations	(63,366,937)	13,289,640
Distributions to shareholders from: Net investment income: Class A	(1,498,719)	(1,085,636)
Class B	(26,339)	(60,241)
Net realized gains: Class A	(10,758,388)	—
Class B	(307,896)	—
Total distributions	(12,591,342)	(1,145,877)
Portfolio share transactions: Class A Proceeds from shares sold	3,988,301	3,234,514
Reinvestment of distributions	12,257,107	1,085,636
Cost of shares redeemed	(36,686,072)	(39,897,035)
Net increase (decrease) in net assets from Class A share transactions	(20,440,664)	(35,576,885)
Class B* Proceeds from shares sold	34,143	923,888
Reinvestment of distributions	334,235	60,241
Cost of shares redeemed	(4,769,414)	(29,091,879)
Net increase (decrease) in net assets from Class B share transactions	(4,401,036)	(28,107,750)
Increase (decrease) in net assets	(100,799,979)	(51,540,872)
Net assets at beginning of period	173,547,891	225,088,763
Net assets at end of period (including undistributed net investment income of $1,451,246 and $1,499,729, respectively)	$ 72,747,912	$ 173,547,891
Other Information
Class A Shares outstanding at beginning of period	13,362,156	16,236,105
Shares sold	377,805	261,428
Shares issued to shareholders in reinvestment of distributions	1,171,808	92,159
Shares redeemed	(4,203,991)	(3,227,536)
Net increase (decrease) in Class A shares	(2,654,378)	(2,873,949)
Shares outstanding at end of period	10,707,778	13,362,156
Class B* Shares outstanding at beginning of period	392,971	2,676,871
Shares sold	3,098	77,171
Shares issued to shareholders in reinvestment of distributions	32,107	5,135
Shares redeemed	(428,176)	(2,366,206)
Net increase (decrease) in Class B shares	(392,971)	(2,283,900)
Shares outstanding at end of period	—	392,971
* On July 31, 2008, Class B shares were liquidated.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 11.91	$ 11.05	$ 9.88	$ 8.86
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.12	.07	.05	.03
Net realized and unrealized gain (loss)	(4.98)	.66	.86	1.14	.99
Total from investment operations	(4.87)	.78	.93	1.19	1.02
Less distributions from: Net investment income	(.12)	(.07)	(.07)	(.02)	—
Net realized and unrealized gain (loss) on investment transactions	(.84)	—	—	—	—
Total distributions	(.96)	(.07)	(.07)	(.02)	—
Net asset value, end of period	$ 6.79	$ 12.62	$ 11.91	$ 11.05	$ 9.88
Total Return (%)	(41.29)[b]	6.59	8.43	12.11	11.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	169	193	195	187
Ratio of expenses before expense reductions (%)	.91	.90	.85	.92	1.06
Ratio of expenses after expense reductions (%)	.90	.90	.85	.92	1.06
Ratio of net investment income (loss) (%)	1.10	.93	.68	.45	.34
Portfolio turnover rate (%)	58	73	44	32	52
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.83% and 1.08% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,360	$8,306	$9,322	$11,161
	Average annual total return	-36.40%	-6.00%	-1.39%	1.10%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$11,450
	Average annual total return	-36.85%	-8.32%	-.79%	1.36%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,336	$8,213	$9,148	$10,634
	Average annual total return	-36.64%	-6.35%	-1.77%	.95%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$11,087
	Average annual total return	-36.85%	-8.32%	-.79%	1.60%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 658.30	$ 657.30
Expenses Paid per $1,000*	$ 3.54	$ 5.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.86	$ 1,019.10
Expenses Paid per $1,000*	$ 4.32	$ 6.09
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.85%	1.20%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Large Cap Value VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. Value stocks, as measured by the Russell 1000® Value index, performed somewhat better than growth stocks, as measured by the Russell 1000® Growth Index. With a return of -36.40% (Class A shares, unadjusted for contract charges), the Portfolio's performance was in line with that of its benchmark, the Russell 1000 Value Index, which had a return of -36.85%.

The major contributor to performance relative to the benchmark was an underweight and stock selection in the financials sector, where the Portfolio benefited from avoiding many of the worst-performing stocks.1 Also positive was a position in PG&E Corp. in the utilities sector, a regulated company with an attractive yield.

Performance relative to the benchmark was hurt by an overweight and stock selection in the energy sector, which weakened significantly as oil prices dropped. Energy positions that detracted from performance include Suncor Energy, Inc. and Transocean Ltd.

Thomas Schuessler, Ph.D.
Portfolio Manager, Deutsche Asset Management International GmbH, Subadvisor to the Portfolio

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Value Index is an unmanaged, capitalization-weighted index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index, consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume the reinvestment of all dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Energy	18%	26%
Health Care	16%	8%
Financials	14%	20%
Utilities	11%	13%
Consumer Staples	9%	9%
Information Technology	9%	6%
Industrials	9%	6%
Materials	5%	4%
Telecommunication Services	5%	4%
Consumer Discretionary	4%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 198. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 102.1%
Consumer Discretionary 4.1%
Distributors 1.7%
Genuine Parts Co.	51,928	1,965,994
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Unit)	57,115	1,389,037
Specialty Retail 1.2%
Lowe's Companies, Inc.	68,098	1,465,469
Consumer Staples 9.5%
Beverages 1.1%
PepsiCo, Inc.	23,443	1,283,973
Food & Staples Retailing 1.9%
CVS Caremark Corp.	76,599	2,201,456
Food Products 2.8%
General Mills, Inc.	20,353	1,236,445
Kraft Foods, Inc. "A"	78,857	2,117,310
		3,353,755
Tobacco 3.7%
Altria Group, Inc.	139,619	2,102,662
Philip Morris International, Inc.	51,700	2,249,467
		4,352,129
Energy 18.2%
Energy Equipment & Services 5.0%
ENSCO International, Inc.	46,040	1,307,076
Halliburton Co.	105,501	1,918,008
National-Oilwell Varco, Inc.*	37,711	921,657
Transocean Ltd.*	38,072	1,798,902
		5,945,643
Oil, Gas & Consumable Fuels 13.2%
Chevron Corp.	31,711	2,345,663
ConocoPhillips	41,604	2,155,087
Devon Energy Corp.	20,747	1,363,285
ExxonMobil Corp.	30,352	2,423,000
Marathon Oil Corp.	73,580	2,013,149
Nexen, Inc. (a)	71,738	1,261,154
Noble Energy, Inc.	31,753	1,562,883
Occidental Petroleum Corp.	18,231	1,093,678
Suncor Energy, Inc.	72,463	1,413,028
		15,630,927
Financials 14.3%
Capital Markets 1.7%
Affiliated Managers Group, Inc.*	9,927	416,140
Eaton Vance Corp.	22,730	477,557
Jefferies Group, Inc.	34,968	491,650
TD Ameritrade Holding Corp.*	47,617	678,542
		2,063,889
Commercial Banks 3.0%
Canadian Imperial Bank of Commerce	34,343	1,433,820
PNC Financial Services Group, Inc.	9,553	468,097
Synovus Financial Corp. (a)	49,923	414,361
Wells Fargo & Co.	39,979	1,178,581
		3,494,859
	Shares	Value ($)

Consumer Finance 0.5%
Capital One Financial Corp.	16,821	536,422
Diversified Financial Services 2.8%
Bank of America Corp.	40,787	574,281
JPMorgan Chase & Co.	49,502	1,560,798
NYSE Euronext	42,876	1,173,945
		3,309,024
Insurance 5.8%
ACE Ltd.	32,384	1,713,761
Alleghany Corp.*	2,115	596,430
Aon Corp.	29,703	1,356,833
Arthur J. Gallagher & Co.	30,672	794,711
Hartford Financial Services Group, Inc.	34,747	570,546
MetLife, Inc.	17,060	594,712
PartnerRe Ltd.	9,029	643,497
Prudential Financial, Inc.	20,352	615,851
		6,886,341
Thrifts & Mortgage Finance 0.5%
Capitol Federal Financial (a)	12,711	579,622
Health Care 15.7%
Health Care Equipment & Supplies 3.6%
Baxter International, Inc.	31,401	1,682,780
Becton, Dickinson & Co.	37,318	2,552,178
		4,234,958
Health Care Providers & Services 2.5%
Medco Health Solutions, Inc.*	35,335	1,480,890
WellPoint, Inc.*	35,879	1,511,582
		2,992,472
Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.*	59,544	2,028,664
Pharmaceuticals 7.9%
Abbott Laboratories	11,304	603,294
Merck & Co., Inc.	64,802	1,969,981
Pfizer, Inc.	136,969	2,425,721
Teva Pharmaceutical Industries Ltd. (ADR) (a)	56,283	2,395,967
Wyeth	50,317	1,887,391
		9,282,354
Industrials 8.7%
Aerospace & Defense 3.4%
Honeywell International, Inc.	66,304	2,176,760
United Technologies Corp.	33,943	1,819,345
		3,996,105
Electrical Equipment 2.2%
Emerson Electric Co.	72,781	2,664,512
Machinery 3.1%
Dover Corp.	53,823	1,771,853
Parker Hannifin Corp.	43,642	1,856,531
		3,628,384
	Shares	Value ($)

Information Technology 9.4%
Communications Equipment 2.4%
Brocade Communications Systems, Inc.*	328,090	918,652
Nokia Oyj (ADR)	123,145	1,921,062
		2,839,714
Computers & Peripherals 0.5%
EMC Corp.*	57,391	600,884
Semiconductors & Semiconductor Equipment 3.8%
Intel Corp.	129,198	1,894,043
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	253,605	2,003,479
Texas Instruments, Inc.	37,000	574,240
		4,471,762
Software 2.7%
Microsoft Corp.	102,252	1,987,779
Oracle Corp.*	71,205	1,262,464
		3,250,243
Materials 5.5%
Chemicals 3.4%
Air Products & Chemicals, Inc.	41,508	2,086,607
Praxair, Inc.	32,038	1,901,776
		3,988,383
Containers & Packaging 1.4%
Sonoco Products Co.	72,823	1,686,581
Metals & Mining 0.7%
Freeport-McMoRan Copper & Gold, Inc.	35,566	869,233
Telecommunication Services 5.3%
Diversified Telecommunication Services
AT&T, Inc.	119,781	3,413,758
	Shares	Value ($)

BCE, Inc.	62,667	1,284,047
Verizon Communications, Inc.	45,999	1,559,366
		6,257,171
Utilities 11.4%
Electric Utilities 9.1%
Allegheny Energy, Inc.	59,022	1,998,485
Duke Energy Corp.	128,716	1,932,027
Entergy Corp.	13,720	1,140,544
Exelon Corp.	15,863	882,141
FirstEnergy Corp.	46,472	2,257,610
FPL Group, Inc.	31,324	1,576,537
Southern Co.	23,997	887,889
		10,675,233
Multi-Utilities 2.3%
PG&E Corp.	71,041	2,749,998
Total Common Stocks (Cost $139,608,097)		120,675,191

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $2,379,975)	2,379,975	2,379,975
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $141,988,072)+	104.1	123,055,166
Other Assets and Liabilities, Net	(4.1)	(4,818,822)
Net Assets	100.0	118,236,344
* Non-income producing security.
+ The cost for federal income tax purposes was $145,375,182. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,320,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,597,260 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,917,276.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $2,357,044 which is 2.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 123,055,166
Level 2	—
Level 3	—
Total	$ 123,055,166

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $139,608,097) — including $2,357,044 of securities loaned	$ 120,675,191
Investment in Daily Assets Fund Institutional (cost $2,379,975)*	2,379,975
Total investments, at value (cost $141,988,072)	123,055,166
Cash	39,788
Dividends receivable	274,190
Interest receivable	4,062
Receivable for Portfolio shares sold	1,133,615
Due from Advisor	154
Other assets	5,215
Total assets	124,512,190
Liabilities
Notes payable	750,000
Payable upon return of securities loaned	2,379,975
Payable for Portfolio shares redeemed	297,616
Payable for investments purchased	2,615,687
Accrued management fee	61,803
Other accrued expenses and payables	170,765
Total liabilities	6,275,846
Net assets, at value	$ 118,236,344
Net Assets Consist of
Undistributed net investment income	2,799,366
Net unrealized appreciation (depreciation) on: Investments	(18,932,906)
Foreign currency	(366)
Accumulated net realized gain (loss)	(28,851,060)
Paid-in capital	163,221,310
Net assets, at value	$ 118,236,344
Class A Net Asset Value, offering and redemption price per share ($117,944,074 ÷ 13,220,277 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.92
Class B Net Asset Value, offering and redemption price per share ($292,270 ÷ 32,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.92
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $60,124)	$ 4,272,348
Interest — Cash Management QP Trust	261,072
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	49,531
Total Income	4,582,951
Expenses: Management fee	1,214,541
Administration fee	186,852
Services to shareholders	297
Custodian fee	15,698
Professional fees	63,000
Distribution service fee (Class B)	6,151
Record keeping fees (Class B)	2,582
Trustees' fees and expenses	20,856
Reports to shareholders and shareholder meeting	115,320
Interest expense	197
Other	6,781
Total expenses before expense reductions	1,632,275
Expense reductions	(11,364)
Total expenses after expense reductions	1,620,911
Net investment income (loss)	2,962,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(26,827,361)
Foreign currency	(13,387)
(26,840,748)
Change in net unrealized appreciation (depreciation) on: Investments	(52,635,232)
Foreign currency	(430)
(52,635,662)
Net gain (loss)	(79,476,410)
Net increase (decrease) in net assets resulting from operations	$ (76,514,370)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 2,962,040	$ 4,055,644
Net realized gain (loss)	(26,840,748)	52,371,462
Change in net unrealized appreciation (depreciation)	(52,635,662)	(20,593,300)
Net increase (decrease) in net assets resulting from operations	(76,514,370)	35,833,806
Distributions to shareholders from: Net investment income: Class A	(3,899,692)	(4,770,707)
Class B	(108,225)	(538,814)
Net realized gains: Class A	(50,886,890)	(9,924,139)
Class B	(1,761,177)	(1,431,558)
Total Distributions	$ (56,655,984)	$ (16,665,218)
Portfolio share transactions: Class A Proceeds from shares sold	23,340,147	14,988,182
Reinvestment of distributions	54,786,582	14,694,846
Cost of shares redeemed	(58,393,451)	(93,544,614)
Net increase (decrease) in net assets from Class A share transactions	19,733,278	(63,861,586)
Class B Proceeds from shares sold	480,950	699,209
Reinvestment of distributions	1,869,402	1,970,372
Cost of shares redeemed	(7,955,451)	(35,609,682)
Net increase (decrease) in net assets from Class B share transactions	(5,605,099)	(32,940,101)
Increase (decrease) in net assets	(119,042,175)	(77,633,099)
Net assets at beginning of period	237,278,519	314,911,618
Net assets at end of period (including undistributed net investment income of $2,799,366 and $3,977,565, respectively)	$ 118,236,344	$ 237,278,519
Other Information
Class A Shares outstanding at beginning of period	11,941,625	15,303,964
Shares sold	1,675,530	804,074
Shares issued to shareholders in reinvestment of distributions	4,201,425	857,842
Shares redeemed	(4,598,303)	(5,024,255)
Net increase (decrease) in Class A shares	1,278,652	(3,362,339)
Shares outstanding at end of period	13,220,277	11,941,625
Class B Shares outstanding at beginning of period	412,771	2,232,310
Shares sold	38,113	38,354
Shares issued to shareholders in reinvestment of distributions	143,030	114,823
Shares redeemed	(561,138)	(1,972,716)
Net increase (decrease) in Class B shares	(379,995)	(1,819,539)
Shares outstanding at end of period	32,776	412,771

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 19.21	$ 17.96	$ 15.81	$ 15.79	$ 14.57
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.26	.29[c]	.26	.27
Net realized and unrealized gain (loss)	(5.68)	1.98	2.12	.04	1.18
Total from investment operations	(5.47)	2.24	2.41	.30	1.45
Less distributions from: Net investment income	(.34)	(.32)	(.26)	(.28)	(.23)
Net realized gains	(4.48)	(.67)	—	—	—
Total Distributions	(4.82)	(.99)	(.26)	(.28)	(.23)
Net asset value, end of period	$ 8.92	$ 19.21	$ 17.96	$ 15.81	$ 15.79
Total Return (%)	(36.40)[b]	13.15[b,d]	15.41[c]	1.97[b]	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	229	275	268	274
Ratio of expenses before expense reductions (%)	.87	.83	.83	.80	.80
Ratio of expenses after expense reductions (%)	.86	.82	.83	.80	.80
Ratio of net investment income (loss) (%)	1.59	1.43	1.73[c]	1.64	1.84
Portfolio turnover rate (%)	97	103	76	64	40
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 19.20	$ 17.94	$ 15.79	$ 15.77	$ 14.55
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.19	.23[c]	.19	.22
Net realized and unrealized gain (loss)	(5.64)	1.99	2.11	.05	1.17
Total from investment operations	(5.52)	2.18	2.34	.24	1.39
Less distributions from: Net investment income	(.28)	(.25)	(.19)	(.22)	(.17)
Net realized gains	(4.48)	(.67)	—	—	—
Total Distributions	(4.76)	(.92)	(.19)	(.22)	(.17)
Net asset value, end of period	$ 8.92	$ 19.20	$ 17.94	$ 15.79	$ 15.77
Total Return (%)	(36.64)[b]	12.77[b,d]	14.96[c]	1.58[b]	9.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.29	8	40	40	40
Ratio of expenses before expense reductions (%)	1.28	1.21	1.21	1.21	1.18
Ratio of expenses after expense reductions (%)	1.26	1.20	1.21	1.20	1.18
Ratio of net investment income (loss) (%)	1.20	1.06	1.35[c]	1.24	1.46
Portfolio turnover rate (%)	97	103	76	64	40
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Performance Summary December 31, 2008

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.95% and 1.20% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP from 5/1/1999 to 12/31/2008
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$4,996	$6,007	$7,181	$6,947
	Average annual total return	-50.04%	-15.62%	-6.41%	-3.70%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$9,077
	Average annual total return	-44.32%	-11.79%	-2.33%	-1.00%
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$4,974	$5,934	$7,049	$8,937
	Average annual total return	-50.04%	-15.97%	-6.76%	-1.71%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$11,466
	Average annual total return	-44.32%	-11.79%	-2.33%	2.13%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008) .

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 554.20	$ 552.00
Expenses Paid per $1,000*	$ 4.06	$ 6.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.91	$ 1,017.14
Expenses Paid per $1,000*	$ 5.28	$ 8.06
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	1.04%	1.59%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Mid Cap Growth VIP

The past year has proven to be the most difficult period for global financial markets since the 1930s, with virtually all market indices posting decisively negative results. The bursting of the US housing market bubble set in motion a chain of events that culminated late last summer in the near paralysis of the global financial system. These events led to a widening in credit spreads and a complete seize-up of credit-related activity.1 As the crisis grew, and market volatility hit an all-time high, the federal government intervened to prevent the failure of once venerable institutions such as AIG, Fannie Mae and Freddie Mac. The growing inability of businesses and consumers to access credit led to a sharp contraction in global economic activity by the fourth quarter. Central banks around the world cut key interest rates in an effort to jump-start economic activity. Determined not to repeat the policy errors that led to the Great Depression, the US Federal Reserve Board (the Fed) gradually lowered its target for short-term interest rates to a range between 0% and 0.25%, and has aggressively used its balance sheet to provide credit market liquidity. President-elect Obama has called the revival of the economy his first priority, and the new administration intends to implement a huge fiscal stimulus plan.

For the 12-month period ended December 31, 2008, the Portfolio returned -50.04% (Class A shares, unadjusted for contract charges), compared with the -44.32% return of the Russell Midcap® Growth Index.

Positive contributors to performance for the 12-month period included an overweight position in telecom services and underweight positions in utilities and materials.2 Stock selection was positive in the energy and utilities sectors but was offset by unfavorable stock selection within financials, industrials, health care and consumer staples. Individual detractors from performance included Affiliated Managers Group, Inc.* in the financials sector, and BE Aerospace, Inc.* from the industrials sector. Within the energy and utilities sectors, respectively, the Portfolio's holdings in Southwestern Energy Co. and Constellation Energy Group, Inc.* contributed to performance. We continue to maintain a long-term perspective, investing in quality mid-cap growth stocks.

Joseph Axtell, CFA Rafaelina M. Lee Jeffrey Saeger, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities.
2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (As a% of Investment Portfolio Excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology	22%	26%
Health Care	17%	12%
Consumer Discretionary	17%	14%
Industrials	13%	18%
Energy	10%	11%
Financials	8%	9%
Materials	4%	3%
Consumer Staples	4%	2%
Telecommunication Services	3%	5%
Utilities	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 210. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 16.5%
Diversified Consumer Services 1.1%
Strayer Education, Inc. (a)	900	192,969
Hotels Restaurants & Leisure 1.6%
Darden Restaurants, Inc. (a)	10,200	287,436
Internet & Catalog Retail 1.5%
Priceline.com, Inc.* (a)	3,850	283,552
Specialty Retail 9.9%
American Eagle Outfitters, Inc. (a)	21,000	196,560
Children's Place Retail Stores, Inc.* (a)	17,500	379,400
Guess?, Inc.	28,400	435,940
Limited Brands, Inc.	17,800	178,712
Tiffany & Co. (a)	5,600	132,328
Urban Outfitters, Inc.* (a)	33,300	498,834
		1,821,774
Textiles, Apparel & Luxury Goods 2.4%
Deckers Outdoor Corp.*	2,500	199,675
Lululemon Athletica, Inc.* (a)	12,500	99,125
Polo Ralph Lauren Corp. (a)	3,000	136,230
		435,030
Consumer Staples 3.6%
Personal Products
Herbalife Ltd.	22,500	487,800
NBTY, Inc.*	10,500	164,325
		652,125
Energy 10.1%
Energy Equipment & Services 3.1%
Cameron International Corp.*	9,000	184,500
CARBO Ceramics, Inc. (a)	6,100	216,733
FMC Technologies, Inc.*	7,500	178,725
		579,958
Oil, Gas & Consumable Fuels 7.0%
Alpha Natural Resources, Inc.*	5,600	90,664
Petrohawk Energy Corp.*	16,500	257,895
Range Resources Corp.	7,500	257,925
Southwestern Energy Co.*	13,000	376,610
Ultra Petroleum Corp.* (a)	8,530	294,370
		1,277,464
Financials 7.3%
Capital Markets 5.5%
Northern Trust Corp.	3,500	182,490
T. Rowe Price Group, Inc. (a)	9,700	343,768
TD Ameritrade Holding Corp.* (a)	19,100	272,175
Waddell & Reed Financial, Inc. "A"	13,700	211,802
		1,010,235
Diversified Financial Services 1.8%
MSCI, Inc. "A"*	18,164	322,593
	Shares	Value ($)

Health Care 16.9%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.* (a)	1,200	43,428
BioMarin Pharmaceutical, Inc.* (a)	3,000	53,400
Cephalon, Inc.* (a)	3,700	285,048
Genzyme Corp.*	1,400	92,918
		474,794
Health Care Providers & Services 5.7%
AMERIGROUP Corp.*	10,700	315,864
Humana, Inc.*	4,700	175,216
McKesson Corp.	7,500	290,475
Pediatrix Medical Group, Inc.* (a)	8,400	266,280
		1,047,835
Life Sciences Tools & Services 4.4%
Covance, Inc.*	4,900	225,547
Pharmaceutical Product Development, Inc.	20,100	583,101
		808,648
Pharmaceuticals 4.2%
Mylan, Inc.* (a)	56,700	560,763
Shire PLC (ADR) (a)	4,800	214,944
		775,707
Industrials 12.5%
Aerospace & Defense 1.5%
Curtiss-Wright Corp.	8,400	280,476
Construction & Engineering 0.8%
Aecom Technology Corp.*	4,700	144,431
Electrical Equipment 3.3%
First Solar, Inc.* (a)	1,500	206,940
Roper Industries, Inc. (a)	9,150	397,202
		604,142
Machinery 2.3%
Harsco Corp.	8,600	238,048
Joy Global, Inc. (a)	8,000	183,120
		421,168
Professional Services 4.6%
FTI Consulting, Inc.* (a)	2,900	129,572
Huron Consulting Group, Inc.* (a)	7,000	400,890
Robert Half International, Inc. (a)	15,200	316,464
		846,926
Information Technology 21.3%
Communications Equipment 5.3%
Ciena Corp.* (a)	43,800	293,460
F5 Networks, Inc.* (a)	16,200	370,332
Juniper Networks, Inc.* (a)	17,800	311,678
		975,470
Electronic Equipment, Instruments & Components 1.7%
Itron, Inc.* (a)	4,850	309,139
Internet Software & Services 2.7%
Omniture, Inc.* (a)	23,000	244,720
VeriSign, Inc.*	13,200	251,856
		496,576
	Shares	Value ($)

IT Services 0.5%
ManTech International Corp. "A"*	1,800	97,542
Semiconductors & Semiconductor Equipment 4.5%
Broadcom Corp. "A"*	19,000	322,430
Marvell Technology Group Ltd.*	27,600	184,092
Microchip Technology, Inc. (a)	8,900	173,817
Tessera Technologies, Inc.*	12,000	142,560
		822,899
Software 6.6%
Adobe Systems, Inc.*	8,300	176,707
Autodesk, Inc.*	10,600	208,290
Blackboard, Inc.* (a)	11,300	296,399
Concur Technologies, Inc.* (a)	6,300	206,766
Electronic Arts, Inc.*	8,000	128,320
Salesforce.com, Inc.* (a)	6,000	192,060
		1,208,542
Materials 4.1%
Chemicals 0.9%
Intrepid Potash, Inc.* (a)	8,200	170,314
Construction Materials 0.7%
Martin Marietta Materials, Inc. (a)	1,400	135,912
Containers & Packaging 1.0%
Owens-Illinois, Inc.*	6,800	185,844
Metals & Mining 1.5%
Gerdau Ameristeel Corp.	44,000	266,640
	Shares	Value ($)

Telecommunication Services 2.8%
Wireless Telecommunication Services
American Tower Corp. "A"*	17,200	504,304
Utilities 2.0%
Electric Utilities
Allegheny Energy, Inc.	11,100	375,846
Total Common Stocks (Cost $23,178,904)		17,816,291

Securities Lending Collateral 30.3%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $5,559,666)	5,559,666	5,559,666

Cash Equivalents 2.9%
Cash Management QP Trust, 1.42% (b) (Cost $528,882)	528,882	528,882
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $29,267,452)+	130.3	23,904,839
Other Assets and Liabilities, Net (a)	(30.3)	(5,556,900)
Net Assets	100.0	18,347,939
* Non-income producing security.
+ The cost for federal income tax purposes was $29,521,967. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,617,128. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $798,063 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,415,191.
(a) All or a portion of these securities were on loan amounting to $5,557,998 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net is a pending sale, amounting to $13,097, that is also on loan. The value of all securities loaned at December 31, 2008 amounted to $5,571,095, which is 30.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 23,375,957
Level 2	528,882
Level 3	—
Total	$ 23,904,839

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $23,178,904) — including $5,557,998 of securities loaned	$ 17,816,291
Investment in Daily Assets Fund Institutional (cost $5,559,666)*	5,559,666
Investment in Cash Management QP Trust (cost $528,882)	528,882
Total investments, at value (cost $29,267,452)	23,904,839
Cash	4,522
Receivable for investments sold	46,802
Receivable for Portfolio shares sold	28,503
Dividends receivable	10,780
Interest receivable	8,020
Due from Advisor	92
Other assets	1,117
Total assets	24,004,675
Liabilities
Payable for Portfolio shares redeemed	1,063
Payable upon return of securities loaned	5,559,666
Accrued management fee	13,397
Other accrued expenses and payables	82,610
Total liabilities	5,656,736
Net assets, at value	$ 18,347,939
Net Assets Consist of
Accumulated net investment loss	(4,978)
Net unrealized appreciation (depreciation) on investments	(5,362,613)
Accumulated net realized gain (loss)	(24,846,885)
Paid-in capital	48,562,415
Net assets, at value	$ 18,347,939
Class A Net Asset Value, offering and redemption price per share ($18,326,779 ÷ 2,694,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.80
Class B Net Asset Value, offering and redemption price per share ($21,160 ÷ 3,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.67
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Dividends (net of foreign taxes withheld of $3,370)	$ 183,829
Interest — Cash Management QP Trust	18,417
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	97,401
Total Income	299,647
Expenses: Management fee	252,379
Administration fee	21,460
Services to shareholders	154
Custodian and accounting fees	30,531
Distribution service fee (Class B)	1,412
Record keeping fees (Class B)	571
Legal	11,231
Audit and tax fees	50,159
Trustees' fees and expenses	6,241
Reports to shareholders and shareholder meeting	47,095
Other	2,891
Total expenses before expense reductions	424,124
Expense reductions	(54,105)
Total expenses after expense reductions	370,019
Net investment income (loss)	(70,372)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(4,292,837)
Change in net unrealized appreciation (depreciation) on investments	(17,648,743)
Net gain (loss)	(21,941,580)
Net increase (decrease) in net assets resulting from operations	$ (22,011,952)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (70,372)	$ (238,874)
Net realized gain (loss)	(4,292,837)	8,021,447
Change in net unrealized appreciation (depreciation)	(17,648,743)	(2,652,715)
Net increase (decrease) in net assets resulting from operations	(22,011,952)	5,129,858
Portfolio share transactions: Class A Proceeds from shares sold	3,106,392	7,675,878
Cost of shares redeemed	(13,526,182)	(14,497,003)
Net increase (decrease) in net assets from Class A share transactions	(10,419,790)	(6,821,125)
Class B Proceeds from shares sold	46,809	1,053,940
Cost of shares redeemed	(1,840,021)	(7,779,098)
Net increase (decrease) in net assets from Class B share transactions	(1,793,212)	(6,725,158)
Increase (decrease) in net assets	(34,224,954)	(8,416,425)
Net assets at beginning of period	52,572,893	60,989,318
Net assets at end of period (including accumulated net investment loss of $4,978 and $6,766, respectively)	$ 18,347,939	$ 52,572,893
Other Information
Class A Shares outstanding at beginning of period	3,720,929	4,226,008
Shares sold	300,045	567,035
Shares redeemed	(1,326,356)	(1,072,114)
Net increase (decrease) in Class A shares	(1,026,311)	(505,079)
Shares outstanding at end of period	2,694,618	3,720,929
Class B Shares outstanding at beginning of period	145,552	640,328
Shares sold	4,043	79,290
Shares redeemed	(146,424)	(574,066)
Net increase (decrease) in Class B shares	(142,381)	(494,776)
Shares outstanding at end of period	3,171	145,552

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.61	$ 12.56	$ 11.32	$ 9.84	$ 9.46
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.05)	(.06)[c]	(.05)	(.01)
Net realized and unrealized gain (loss)	(6.79)	1.10	1.30	1.53	.39
Total from investment operations	(6.81)	1.05	1.24	1.48	.38
Net asset value, end of period	$ 6.80	$ 13.61	$ 12.56	$ 11.32	$ 9.84
Total Return (%)[b]	(50.04)	8.36	10.95[c]	15.04	4.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	51	53	57	53
Ratio of expenses before expense reductions (%)	1.17	1.05	1.03	1.01	1.02
Ratio of expenses after expense reductions (%)	1.02	.90	.93	.95	.95
Ratio of net investment income (loss) (%)	(.19)	(.38)	(.51)[c]	(.45)	(.11)
Portfolio turnover rate (%)	82	68	46	104	103
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.35	$ 12.37	$ 11.19	$ 9.76	$ 9.42
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.10)	(.10)[c]	(.09)	(.05)
Net realized and unrealized gain (loss)	(6.59)	1.08	1.28	1.52	.39
Total from investment operations	(6.68)	.98	1.18	1.43	.34
Net asset value, end of period	$ 6.67	$ 13.35	$ 12.37	$ 11.19	$ 9.76
Total Return (%)[b]	(50.04)	7.92	10.55[c]	14.65	3.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.02	2	8	7	6
Ratio of expenses before expense reductions (%)	1.68	1.43	1.42	1.40	1.41
Ratio of expenses after expense reductions (%)	1.49	1.28	1.29	1.32	1.34
Ratio of net investment income (loss) (%)	(.66)	(.76)	(.87)[c]	(.82)	(.50)
Portfolio turnover rate (%)	82	68	46	104	103
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2008

DWS Moderate Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual Portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.59% for Class B shares. The total Portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2008 is 1.30% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Moderate Allocation VIP from 8/16/2004 to 12/31/2008
[] DWS Moderate Allocation VIP — Class B [] Russell 1000® Index [] Barclays Capital US Aggregate Index

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Moderate Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$6,964	$8,119	$9,246
	Average annual total return	-30.36%	-6.71%	-1.78%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,005
	Average annual total return	-37.60%	-8.66%	-2.39%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,178
	Average annual total return	5.24%	5.51%	4.65%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios and non-affiliated funds ("Underlying Portfolios") in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios is based on the expense ratios from the Underlying Portfolios' most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008) .

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 741.80
Expenses Paid per $1,000*	$ 3.02
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.67
Expenses Paid per $1,000*	$ 3.51
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 741.80
Expenses Paid per $1,000**	$ 6.30
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.90
Expenses Paid per $1,000**	$ 7.30
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.69%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.75%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.44%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Moderate Allocation VIP

For the 12 months ended December 31, 2008, the DWS Moderate Allocation VIP's Class B shares (unadjusted for contract charges) had a return of -30.36%. For the 12-month period, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Portfolio's return was below that of its bond benchmark, the Barclays Capital US Aggregate Index, which returned 5.24%, but above the returns of its equity benchmark, the Russell 1000® Index, which returned -37.60%.

There are three major determinants of the Portfolio's performance: strategic asset allocation, tactical asset allocation and the performance of the underlying funds in which the Portfolio's assets are invested. During 2008, strategic asset allocation, tactical asset allocation and performance of the underlying funds detracted from the Portfolio's performance relative to its peer group of comparable funds.

Strategic asset allocation refers to the longer-term allocation among asset classes. The Portfolio's allocation between equity and fixed-income funds remained close to its target of 60% equity and 40% fixed income during 2008. Tactical allocation decisions are short-term underweights or overweights of particular asset classes relative to their longer-term strategic asset allocation targets.1 Overall tactical asset allocation, with an underweight of cash equivalents and investment-grade bonds balanced by an overweight in large-cap and international equities, detracted from performance, as fixed-income securities performed better than stocks.

Performance of each of the underlying funds is compared to a suitable benchmark for that particular fund's asset class and management style. The underlying funds as a group detracted from performance relative to their respective benchmarks. However, large-cap equity funds added value relative to their peers, as did high-yield funds, although these funds had negative absolute returns.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity — Equity Funds	57%	63%
Fixed Income — Bond Funds	34%	33%
Equity — Exchange Traded Funds	5%	—
Fixed Income — Money Market Funds	4%	4%
	100%	100%
Target Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity	60%	60%
Fixed Income	40%	40%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 222. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Investment Portfolio December 31, 2008

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity — Equity Funds 57.5%
DWS Blue Chip VIP "A"	3,203	23,219
DWS Capital Growth VIP "A"	61,085	827,707
DWS Communications Fund "Institutional"	4,349	42,659
DWS Davis Venture Value VIP "A"	196,526	1,475,912
DWS Dreman High Return Equity VIP "A"	7,583	47,092
DWS Dreman Small Cap Value Fund "Institutional"	3,446	83,562
DWS Dreman Small Mid Cap Value VIP "A"	74,771	592,933
DWS Emerging Markets Equity Fund "Institutional"	29,285	298,118
DWS Equity 500 Index VIP "A"	89,178	851,647
DWS Global Opportunities VIP "A"	58,730	457,505
DWS Global Thematic VIP "A"	83,474	487,489
DWS Growth & Income VIP "A"	331,283	1,696,168
DWS Health Care VIP "A"	79,131	747,784
DWS International Select Equity VIP "A"	8,589	53,422
DWS International VIP "A"	131,635	858,259
DWS Janus Growth & Income VIP "A"	19,855	134,817
DWS Japan Equity Fund "S"	7,928	58,426
DWS Large Cap Value VIP "A"	355,284	3,169,137
DWS Mid Cap Growth VIP "A"	1,310	8,910
DWS RREEF Global Real Estate Securities Fund "Institutional"	16,218	87,254
DWS RREEF Real Estate Securities Fund "Institutional"	4,637	51,566
DWS Small Cap Core Fund "S"	5,030	55,075
DWS Small Cap Growth VIP "A"	35,381	269,249
DWS Small Cap Index VIP "A"	22,978	198,304
DWS Technology VIP "A"	103,645	596,992
Total Equity Funds (Cost $22,483,023)		13,173,206

Equity — Exchange Traded Funds 4.8%
Consumer Discretionary Select Sector SPDR Fund	2,199	47,432
Consumer Staples Select Sector SPDR Fund	2,741	65,428
Energy Select Sector SPDR Fund	1,018	48,701
	Shares	Value ($)

Financial Select Sector SPDR Fund	3,788	47,805
Industrial Select Sector SPDR Fund	2,893	67,928
iShares MSCI Australia Index Fund	7,328	102,665
iShares MSCI Canada Index Fund	12,485	217,614
iShares MSCI EAFE Small Cap Index Fund	3,852	99,035
iShares MSCI France Index Fund	967	20,239
iShares MSCI Switzerland Index Fund	6,492	120,362
iShares MSCI United Kingdom Index Fund	20,377	249,618
Utilities Select Sector SPDR Fund	912	26,475
Total Exchange Traded Funds (Cost $1,614,219)		1,113,302

Fixed Income — Bond Funds 34.1%
DWS Core Fixed Income VIP "A"	323,621	2,880,224
DWS Emerging Markets Fixed Income Fund "Institutional"	14,479	119,597
DWS Global Bond Fund "S"	118,913	1,190,320
DWS Government & Agency Securities VIP "A"	114,852	1,424,161
DWS High Income VIP "A"	154,656	822,772
DWS Inflation Protected Plus Fund "Institutional"	39,087	356,469
DWS Short Duration Plus Fund "Institutional"	32,164	282,074
DWS US Bond Index Fund "Institutional"	71,293	734,320
Total Fixed Income — Bond Funds (Cost $9,057,326)		7,809,937

Fixed Income — Money Market Fund 3.7%
Cash Management QP Trust (Cost $857,478)	857,478	857,478
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $34,012,046)+	100.1	22,953,923
Other Assets and Liabilities, Net	(0.1)	(32,066)
Net Assets	100.0	22,921,857
+ The cost for federal income tax purposes was $34,344,751. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $11,390,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,346 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,435,174.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 22,096,445
Level 2	857,478
Level 3	—
Total	$ 22,953,923

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $31,540,349)	$ 20,983,143
Investments in Non-affiliated funds (cost $1,614,219)	1,113,302
Investment in Cash Management QP Trust (cost $857,478)	857,478
Total investments, at value (cost $34,012,046)	22,953,923
Interest receivable	1,126
Due from Advisor	35,206
Other assets	881
Total assets	22,991,136
Liabilities
Payable for Portfolio shares redeemed	1,233
Other accrued expenses and payables	68,046
Total liabilities	69,279
Net assets, at value	$ 22,921,857
Net Assets Consist of
Undistributed net investment income	2,003,565
Net unrealized appreciation (depreciation) on investments	(11,058,123)
Accumulated net realized gain (loss)	147,678
Paid-in capital	31,828,737
Net assets, at value	$ 22,921,857
Class B Net Asset Value, offering and redemption price per share ($22,921,857 ÷ 3,167,493 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	1,267,672
Dividends	27,502
Interest — Cash Management QP Trust	19,499
Total Income	1,314,673
Expenses: Management fee	30,022
Administration fee	19,414
Services to shareholders	48
Custodian and accounting fees	21,064
Distribution service fee	77,539
Record keeping fees	32,491
Audit and tax fees	44,641
Legal	27,425
Trustees' fees and expenses	8,705
Reports to shareholders and shareholder meeting	26,476
Other	7,160
Total expenses before expense reductions	294,985
Expense reductions	(75,771)
Total expenses after expense reductions	219,214
Net investment income (loss)	1,095,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,008,065)
Capital gain distributions from Underlying Affiliated Portfolios	4,088,752
Payments by affiliates (see Note I)	2,194
1,082,881
Change in net unrealized appreciation (depreciation) on investments	(12,690,829)
Net gain (loss)	(11,607,948)
Net increase (decrease) in net assets resulting from operations	$ (10,512,489)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,095,459	$ 3,570,896
Net realized gain (loss)	1,082,881	18,433,740
Change in net unrealized appreciation (depreciation)	(12,690,829)	(12,317,475)
Net increase (decrease) in net assets resulting from operations	(10,512,489)	9,687,161
Distributions to shareholders from: Net investment income: Class B	(1,275,845)	(3,955,828)
Net realized gains: Class B	(4,026,048)	(6,545,482)
Total distributions	(5,301,893)	(10,501,310)
Portfolio share transactions: Class B Proceeds from shares sold	7,398,819	4,472,231
Reinvestment of distributions	5,301,893	10,501,310
Cost of shares redeemed	(8,175,397)	(158,853,998)
Net increase (decrease) in net assets from Class B share transactions	4,525,315	(143,880,457)
Increase (decrease) in net assets	(11,289,067)	(144,694,606)
Net assets at beginning of period	34,210,924	178,905,530
Net assets at end of period (including undistributed net investment income of $2,003,565 and $5,098,423, respectively)	$ 22,921,857	$ 34,210,924
Other Information
Class B Shares outstanding at beginning of period	2,785,245	14,409,131
Shares sold	678,400	363,437
Shares issued to shareholders in reinvestment of distributions	546,587	888,436
Shares redeemed	(842,739)	(12,875,759)
Net increase (decrease) in Class B shares	382,248	(11,623,886)
Shares outstanding at end of period	3,167,493	2,785,245

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.28	$ 12.42	$ 11.37	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.34	.26	.19	.12	(.03)
Net realized and unrealized gain (loss)	(3.63)	.34	1.04	.43	.87
Total from investment operations	(3.29)	.60	1.23	.55	.84
Less distributions from: Net investment income	(.42)	(.28)	(.10)	—	—
Net realized gains	(1.33)	(.46)	(.08)	(.02)	—
Total distributions	(1.75)	(.74)	(.18)	(.02)	—
Net asset value, end of period	$ 7.24	$ 12.28	$ 12.42	$ 11.37	$ 10.84
Total Return (%)[c,d]	(30.36)	5.09	10.93	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	34	179	171	39
Ratio of expenses before expense reductions (%)[e]	.95	.63	.62	.66	1.53*
Ratio of expenses after expense reductions (%)[e]	.71	.58	.57	.61	.75*
Ratio of net investment income (loss) (%)	3.53	2.11	1.65	1.15	(.68)*
Portfolio turnover rate (%)	59	30	35	14	13
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and non-affiliated funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,011.50	$ 1,010.30
Expenses Paid per $1,000*	$ 2.58	$ 3.59
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.57	$ 1,021.57
Expenses Paid per $1,000*	$ 2.59	$ 3.61
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.51%	.71%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Money Market VIP

Over the course of 2008, we witnessed unprecedented events in the money markets as well as in financial markets worldwide. The massive credit crunch that originated with problems in the US subprime mortgage market as well as securitized mortgages eventually brought down several financial firms, including Bear Stearns and Lehman Brothers, and transformed Wall Street. September in particular was a traumatic month for the financial industry as severe losses and the general liquidity squeeze forced major financial companies such as Merrill Lynch, AIG, Washington Mutual and Wachovia to seek a rescue through government bailout or merger. In response to a general freeze-up in money market liquidity, the US government created new lending facilities for commercial paper and asset-backed commercial paper, as well for the money markets. The government also issued new short-term Treasury instruments to meet strong investor demand. By the fourth quarter, these new government programs seemed to be restoring some measure of liquidity in the money markets, though we believe it will take some time for normalcy to be restored.

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of 2.64% (Class A shares, unadjusted for contract charges) compared with the 2.23% average return for the 106 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc. The 7-day current yield as of December 31, 2008 was 1.59%. The investment advisor has agreed to waive certain fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 1.31% as of December 31, 2008.

Given the difficult situation throughout the investment markets, and understanding that the credit crunch would not be a short-term phenomenon, our strategy for DWS Money Market VIP during the earlier part of 2008 was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves. In mid-September, when conditions in the money markets worsened drastically, we enacted a significantly more defensive strategy for the Portfolio, holding more overnight securities in the form of repurchase agreements.1 We also purchased Treasury and agency instruments as well as corporate commercial paper, seeking the highest quality portfolio given the extremely difficult market conditions. As market conditions eased, we extended maturity with the highest quality securities.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days, and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

1 Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Money Market VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Commercial Paper	41%	46%
Government & Agency Obligations	17%	4%
Certificates of Deposit and Bank Notes	16%	20%
Short-Term Notes	14%	22%
Repurchase Agreements	6%	2%
Time Deposit	4%	1%
Master Notes	2%	2%
Promissory Notes	—	2%
Asset Backed	—	1%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	61 days	41 days
First Tier Retail Money Fund Average	42 days	41 days
* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 232. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.2%
Banco Bilbao Vizcaya Argentaria SA:
3.09%, 3/9/2009	3,900,000	3,900,036
3.155%, 1/5/2009	2,600,000	2,600,001
Bank of America NA, 2.35%, 5/5/2009	3,500,000	3,500,000
Bank of Nova Scotia, 3.35%, 1/23/2009	4,500,000	4,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.85%, 2/12/2009	4,500,000	4,500,000
BNP Paribas, 2.29%, 2/10/2009	2,000,000	2,000,022
Calyon, 2.2%, 3/11/2009	5,000,000	5,006,774
DNB NOR Bank ASA, 3.7%, 1/23/2009	5,000,000	5,000,000
Metropolitan Life Global Funding I, 144A, 3.8%, 1/20/2009	750,000	750,000
Mizuho Corporate Bank Ltd., 1.21%, 3/23/2009	6,500,000	6,500,146
Nordea Bank Finland PLC, 3.76%, 1/21/2009	6,250,000	6,251,812
Rabobank Nederland NV, 3.0%, 2/26/2009	3,000,000	3,000,000
Svenska Handelsbanken AB, 2.0%, 3/12/2009	6,500,000	6,500,000
Toronto-Dominion Bank:
2.0%, 5/12/2009	3,000,000	3,000,000
2.52%, 5/12/2009	2,200,000	2,200,155
Westpac Banking Corp., 1.2%, 4/13/2009	5,000,000	5,000,000
Total Certificates of Deposit and Bank Notes (Cost $64,208,946)		64,208,946

Commercial Paper 40.8%
Issued at Discount**
ASB Finance Ltd., 3.1%, 3/6/2009	1,500,000	1,491,733
Australia & New Zealand Banking Group Ltd., 2.2%, 2/6/2009	4,500,000	4,490,100
Bank of America Corp.:
3.1%, 2/12/2009	3,500,000	3,487,342
3.22%, 2/6/2009	4,300,000	4,286,154
BP Capital Markets PLC, 1.285%, 3/5/2009	5,000,000	4,988,756
CBA (Delaware) Finance, Inc., 1.0%, 2/17/2009	4,879,000	4,874,541
Danske Corp., 3.81%, 1/28/2009	4,300,000	4,287,713
DNB NOR Bank ASA, 2.0%, 3/13/2009	5,000,000	4,980,278
European Investment Bank:
0.85%, 6/11/2009	2,500,000	2,490,496
1.775%, 3/6/2009	4,000,000	3,987,378
2.13%, 5/5/2009	3,500,000	3,474,322
General Electric Co., 3.35%, 4/20/2009	4,000,000	3,959,428
Greenwich Capital Markets, Inc., 3.1%, 3/9/2009	3,500,000	3,479,807
Hewlett-Packard Co., 0.38%, 2/13/2009	5,800,000	5,797,367
Kingdom of Denmark, 0.75%, 4/22/2009	4,000,000	3,990,750
Liberty Street Funding LLC, 4.6%, 1/16/2009	6,000,000	5,988,500
	Principal Amount ($)	Value ($)

Nieuw Amsterdam Receivables Corp., 1.7%, 1/15/2009	4,000,000	3,997,356
Nissan Motor Acceptance Corp., 6.0%, 1/6/2009	3,000,000	2,997,500
Old Line Funding LLC, 4.25%, 1/15/2009	7,000,000	6,988,430
Pfizer, Inc.:
0.5%, 5/11/2009	4,000,000	3,992,778
1.15%, 4/6/2009	2,000,000	1,993,931
1.2%, 3/19/2009	4,000,000	3,989,733
1.3%, 4/15/2009	3,000,000	2,988,733
2.52%, 3/2/2009	2,950,000	2,937,610
Procter & Gamble International Funding SCA:
1.4%, 3/4/2009	4,000,000	3,990,356
2.23%, 2/12/2009	2,000,000	1,994,797
Shell International Finance BV:
2.4%, 5/11/2009	2,000,000	1,982,667
2.5%, 3/9/2009	5,200,000	5,175,806
Starbird Funding Corp.:
1.85%, 3/23/2009	5,000,000	4,979,187
3.2%, 2/6/2009	4,000,000	3,987,200
4.1%, 1/20/2009	6,400,000	6,386,151
Swedbank AB, 3.22%, 3/3/2009	2,000,000	1,989,088
Thunder Bay Funding LLC, 4.15%, 4/20/2009	4,000,000	3,949,739
Toyota Motor Credit Corp.:
0.75%, 2/3/2009	5,000,000	4,996,562
2.1%, 4/1/2009	5,000,000	4,973,750
2.35%, 3/6/2009	4,000,000	3,983,289
3.4%, 1/26/2009	4,200,000	4,190,083
Victory Receivables Corp., 3.9%, 1/16/2009	6,400,000	6,389,600
Wal-Mart Stores, Inc., 0.75%, 9/8/2009	2,000,000	1,989,583
Westpac Banking Corp., 2.25%, 3/9/2009	5,500,000	5,476,969
Total Commercial Paper (Cost $162,375,563)		162,375,563

Short-Term Notes* 14.2%
Abbey National Treasury Services PLC:
0.881%, 4/24/2009	1,500,000	1,500,000
2.417%, 2/20/2009	2,000,000	2,000,000
Allied Irish Banks North America, Inc., 2.463%, 3/11/2009	3,000,000	3,000,000
Australia & New Zealand Banking Group Ltd.:
144A, 2.409%, 7/10/2009	1,000,000	1,000,000
144A, 2.426%, 7/2/2009	2,000,000	2,000,000
Bank of America NA, 144A, 4.35%, 7/6/2009	1,900,000	1,900,000
Bank of Nova Scotia, 3.056%, 5/6/2009	3,300,000	3,300,000
Bank of Scotland PLC, 2.916%, 6/5/2009	1,200,000	1,200,000
Barclays Bank PLC, 0.097%, 2/27/2009	3,000,000	3,000,000
BNP Paribas, 2.445%, 5/13/2009	1,500,000	1,500,000
Credit Agricole SA, 144A, 1.775%, 7/22/2009	2,500,000	2,500,000
	Principal Amount ($)	Value ($)

General Electric Co., 0.501%, 9/24/2009	10,000,000	10,000,000
ING Bank NV, 144A, 1.716%, 3/26/2009	750,000	750,000
Intesa Sanpaolo SpA:
1.695%, 5/13/2009	2,800,000	2,800,000
2.451%, 3/5/2009	3,000,000	3,000,000
JPMorgan Chase & Co., 4.19%, 4/3/2009	4,000,000	3,999,949
Metropolitan Life Global Funding I, 144A, 4.57%, 5/11/2009	750,000	750,000
National Australia Bank Ltd.:
144A, 2.438%, 2/19/2009	2,000,000	2,000,000
4.543%, 4/7/2009	1,250,000	1,250,000
Natixis, 2.442%, 4/6/2009	3,000,000	3,000,000
Procter & Gamble International Funding SCA, 2.308%, 2/19/2009	750,000	750,000
Rabobank Nederland NV, 144A, 2.577%, 10/9/2009	2,000,000	2,000,000
Royal Bank of Canada, 144A, 1.595%, 7/15/2009	1,800,000	1,800,000
Svenska Handelsbanken AB, 144A, 3.885%, 5/26/2009	1,500,000	1,500,000
Total Short-Term Notes (Cost $56,499,949)		56,499,949

Master Notes 2.0%
Citigroup Global Markets, Inc., 0.19%*, 1/2/2009 (a) (Cost $8,000,000)	8,000,000	8,000,000

Time Deposit 4.0%
Canadian Imperial Bank of Commerce, 0.01%, 1/2/2009 (Cost $15,937,000)	15,937,000	15,937,000

Government & Agency Obligations 16.6%
US Government Sponsored Agencies 16.1%
Federal Home Loan Bank:
0.39%*, 4/3/2009	1,200,000	1,200,000
2.35%**, 2/11/2009	1,800,000	1,795,182
	Principal Amount ($)	Value ($)

2.36%**, 5/12/2009	1,250,000	1,239,265
2.5%**, 4/14/2009	5,200,000	5,162,805
2.53%**, 1/26/2009	3,500,000	3,493,851
2.73%**, 1/20/2009	4,000,000	3,994,237
2.74%**, 2/24/2009	1,750,000	1,742,807
3.0%**, 4/20/2009	2,000,000	1,981,833
Federal Home Loan Mortgage Corp.:
0.55%**, 8/3/2009	5,000,000	4,983,653
1.3%**, 4/2/2009	5,000,000	4,983,569
1.75%**, 5/27/2009	2,000,000	1,985,806
2.41%**, 3/19/2009	2,000,000	1,989,691
Federal National Mortgage Association:
0.45%**, 5/20/2009	4,500,000	4,492,181
1.25%**, 6/11/2009	4,000,000	3,977,639
1.7%**, 6/30/2009	2,500,000	2,478,750
1.75%**, 5/29/2009	4,300,000	4,269,064
1.9%**, 7/27/2009	8,000,000	7,912,600
2.46%**, 3/19/2009	2,000,000	1,989,477
2.75%**, 3/16/2009	4,250,000	4,225,976
		63,898,386
US Treasury Obligation 0.5%
US Treasury Bill, 0.99%**, 5/15/2009	2,200,000	2,191,893
Total Government & Agency Obligations (Cost $66,090,279)		66,090,279

Repurchase Agreements 6.3%
JPMorgan Securities, Inc., 0.04%, dated 12/31/2008, to be repurchased at $25,000,056 on 1/2/2009 (b) (Cost $25,000,000)	25,000,000	25,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $398,111,737)+	100.1	398,111,737
Other Assets and Liabilities, Net	(0.1)	(320,742)
Net Assets	100.0	397,790,995
+ The cost for federal income tax purposes was $398,111,737.
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
(a) Reset date; not a maturity date.
(b) Collateralized by $24,644,933 Federal National Mortgage Association, with various coupon rates from 5.0-6.0%, with various maturity dates of 6/1/2018-10/1/2038, with a value of $25,500,681.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	398,111,737
Level 3	—
Total	$ 398,111,737

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investment in securities, valued at amortized cost	$ 398,111,737
Cash	176,048
Interest receivable	481,504
Receivable for Portfolio shares sold	169,537
Due from Advisor	127
Other assets	65,592
Total assets	399,004,545
Liabilities
Payable for Portfolio shares redeemed	643,663
Distributions payable	293,151
Accrued management fee	25,489
Other accrued expenses and payables	251,247
Total liabilities	1,213,550
Net assets, at value	$ 397,790,995
Net Assets Consist of
Distributions in excess of net investment income	(130,622)
Paid-in capital	397,921,617
Net assets, at value	$ 397,790,995
Class A Net Asset Value, offering and redemption price per share ($397,749,879 ÷ 397,868,262 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($41,116 ÷ 41,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 11,982,120
Expenses: Management fee	1,247,502
Administration fee	263,770
Services to shareholders	763
Custodian fee	39,912
Distribution service fee (Class B)	10,318
Professional fees	76,177
Record keeping fees (Class B)	4,081
Trustees' fee and expenses	37,309
Reports to shareholders and shareholder meeting	326,625
Other	56,419
Total expenses, before expense reductions	2,062,876
Expense reductions	(95,999)
Total expenses, after expense reductions	1,966,877
Net investment income	10,015,243
Net realized gain (loss)	109,674
Net increase (decrease) in net assets resulting from operations	$ 10,124,917

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 10,015,243	$ 17,547,804
Net realized gain (loss)	109,674	15,068
Net increase (decrease) in net assets resulting from operations	10,124,917	17,562,872
Distributions to shareholders from: Net investment income: Class A	(10,103,886)	(15,932,890)
Class B	(127,775)	(1,617,257)
Total distributions	$ (10,231,661)	$ (17,550,147)
Portfolio share transactions: Class A Proceeds from shares sold	264,441,713	266,620,495
Reinvestment of distributions	10,438,782	15,863,609
Cost of shares redeemed	(232,250,984)	(221,020,237)
Net increase (decrease) in net assets from Class A share transactions	42,629,511	61,463,867
Class B Proceeds from shares sold	4,026,431	36,113,440
Reinvestment of distributions	158,921	1,612,484
Cost of shares redeemed	(28,403,441)	(71,843,157)
Net increase (decrease) in net assets from Class B share transactions	(24,218,089)	(34,117,233)
Increase (decrease) in net assets	18,304,678	27,359,359
Net assets at beginning of period	379,486,317	352,126,958
Net assets at end of period (including distributions in excess of net investment income of $130,622 and $23,878, respectively)	$ 397,790,995	$ 379,486,317
Other Information
Class A Shares outstanding at beginning of period	355,238,751	293,774,884
Shares sold	264,441,713	266,620,495
Shares issued to shareholders in reinvestment of distributions	10,438,782	15,863,609
Shares redeemed	(232,250,984)	(221,020,237)
Net increase (decrease) in Class A shares	42,629,511	61,463,867
Shares outstanding at end of period	397,868,262	355,238,751
Class B Shares outstanding at beginning of period	24,259,126	58,376,359
Shares sold	4,026,431	36,113,440
Shares issued to shareholders in reinvestment of distributions	158,921	1,612,484
Shares redeemed	(28,403,441)	(71,843,157)
Net increase (decrease) in Class B shares	(24,218,089)	(34,117,233)
Shares outstanding at end of period	41,037	24,259,126

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.026	.049	.046	.028	.009
Total from investment operations	.026	.049	.046	.028	.009
Less distributions from: Net investment income	(.026)	(.049)	(.046)	(.028)	(.009)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.64[a]	5.00[a]	4.65[a]	2.80	.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	355	294	235	241
Ratio of expenses before expense reductions (%)	.52	.46	.52	.52	.53
Ratio of expenses after expense reductions (%)	.50	.45	.51	.52	.53
Ratio of net investment income (%)	2.56	4.88	4.58	2.77	.88
[a] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.023	.046	.042	.024	.005
Total from investment operations	.023	.046	.042	.024	.005
Less distributions from: Net investment income	(.023)	(.046)	(.042)	(.024)	(.005)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.34[a]	4.65[a]	4.25[a]	2.42	.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	24	58	58	53
Ratio of expenses before expense reductions (%)	.93	.82	.90	.89	.91
Ratio of expenses after expense reductions (%)	.88	.80	.89	.89	.91
Ratio of net investment income (%)	2.17	4.53	4.20	2.40	.50
[a] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.75% and 1.00% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as the American Stock Exchange (AMEX)) and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,050	$5,645	$6,711	$5,078
	Average annual total return	-49.50%	-17.35%	-7.67%	-6.55%
Russell 2000 Growth Index	Growth of $10,000	$6,146	$7,457	$8,878	$9,266
	Average annual total return	-38.54%	-9.32%	-2.35%	-.76%
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,098	$5,653	$6,670	$8,019
	Average annual total return	-49.09%	-17.31%	-7.78%	-3.34%
Russell 2000 Growth Index	Growth of $10,000	$6,146	$7,457	$8,878	$11,127
	Average annual total return	-38.54%	-9.32%	-2.35%	1.66%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 602.10	$ 614.70
Expenses Paid per $1,000*	$ 3.58	$ 5.07
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.66	$ 1,018.85
Expenses Paid per $1,000*	$ 4.52	$ 6.34
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.89%	1.25%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Small Cap Growth VIP

The past year has proven to be the most difficult period for global financial markets since the 1930s, with virtually all market indices posting decisively negative results. The bursting of the US housing market bubble set in motion a chain of events that culminated late last summer in the near paralysis of the global financial system. This led to a widening in credit spreads and a complete seize-up of credit-related activity.1 As the crisis grew, and market volatility hit an all-time high, the federal government intervened to prevent the failure of once venerable institutions such as AIG, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). The growing inability of businesses and consumers to access credit led to a sharp contraction in global economic activity by the fourth quarter. Central banks around the world cut key interest rates in an effort to jump-start economic activity. Determined not to repeat the policy errors that led to the Great Depression, the US Federal Reserve Board (the Fed) gradually lowered its target for short-term interest rates to a range between 0% and 0.25%, and has aggressively used its balance sheet to provide credit market liquidity. President-elect Obama has called the revival of the economy his first priority, and the new administration intends to implement a huge fiscal stimulus plan that could reach $1 trillion.

For the 12-month period ended December 31, 2008, the Portfolio returned -49.50% (Class A shares, unadjusted for contract charges) compared with the -38.54% return of the Russell 2000® Growth Index.

Positive contributors to performance over the 12-month period included an overweight position in consumer staples, and underweights to telecom services, utilities and materials.2 Stock selection was positive within the consumer staples sector, and contributions to performance from the sector came from Green Mountain Coffee Roasters, Inc. and Pantry, Inc. Detractors from performance included unfavorable stock selection in health care, financials and energy. Individual detractors from returns included positions in the energy company Tesco Corp. and from financials, E*TRADE Financial Corp. Overweight positions in consumer discretionary and information technology also subtracted from returns, as did an underweight to health care. We continue to maintain a long-term perspective, investing in quality small-cap growth stocks.

Joseph Axtell, CFA Rafaelina M. Lee Jeffrey Saeger, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities.
2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	94%	98%
Cash Equivalents	6%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology	33%	29%
Health Care	18%	13%
Consumer Discretionary	16%	20%
Industrials	11%	15%
Financials	9%	8%
Energy	8%	11%
Consumer Staples	5%	2%
Materials	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 242. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 95.0%
Consumer Discretionary 15.4%
Diversified Consumer Services 1.4%
Capella Education Co.*	17,000	998,920
Hotels Restaurants & Leisure 4.3%
Buffalo Wild Wings, Inc.* (a)	115,200	2,954,880
Specialty Retail 9.7%
bebe stores, inc.	207,600	1,550,772
Children's Place Retail Stores, Inc.* (a)	70,700	1,532,776
Citi Trends, Inc.*	53,600	788,992
Guess?, Inc.	142,300	2,184,305
Zumiez, Inc.* (a)	90,000	670,500
		6,727,345
Consumer Staples 5.0%
Food & Staples Retailing 2.2%
Casey's General Stores, Inc.	30,000	683,100
Pantry, Inc.*	37,700	808,665
		1,491,765
Food Products 1.1%
Green Mountain Coffee Roasters, Inc.* (a)	18,000	696,600
Zhongpin, Inc.*	4,800	57,600
		754,200
Personal Products 1.7%
Chattem, Inc.*	9,900	708,147
NBTY, Inc.*	31,000	485,150
		1,193,297
Energy 8.1%
Energy Equipment & Services 2.4%
CARBO Ceramics, Inc.	17,800	632,434
Dril-Quip, Inc.*	40,900	838,859
T-3 Energy Services, Inc.*	19,000	179,360
		1,650,653
Oil, Gas & Consumable Fuels 5.7%
Arena Resources, Inc.*	28,700	806,183
BPZ Resources, Inc.* (a)	169,200	1,082,880
Carrizo Oil & Gas, Inc.* (a)	59,800	962,780
EXCO Resources, Inc.*	48,500	439,410
Goodrich Petroleum Corp.*	22,400	670,880
		3,962,133
Financials 8.1%
Capital Markets 2.2%
Riskmetrics Group, Inc.*	60,200	896,378
Waddell & Reed Financial, Inc. "A"	39,500	610,670
		1,507,048
Commercial Banks 1.0%
PrivateBancorp., Inc.	22,200	720,612
Diversified Financial Services 2.5%
Portfolio Recovery Associates, Inc.* (a)	52,120	1,763,741
	Shares	Value ($)

Insurance 2.4%
eHealth, Inc.*	124,300	1,650,704
Health Care 17.0%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.*	18,500	669,515
Celera Corp.*	15,200	169,176
Regeneron Pharmaceuticals, Inc.*	20,700	380,052
United Therapeutics Corp.*	11,900	744,345
		1,963,088
Health Care Equipment & Supplies 2.0%
Masimo Corp.*	12,900	384,807
NuVasive, Inc.*	19,100	661,815
Thoratec Corp.*	11,100	360,639
		1,407,261
Health Care Providers & Services 11.5%
AMERIGROUP Corp.*	39,000	1,151,280
Centene Corp.*	60,400	1,190,484
Genoptix, Inc.*	44,600	1,519,968
Gentiva Health Services, Inc.*	55,400	1,621,004
Pediatrix Medical Group, Inc.*	29,500	935,150
Psychiatric Solutions, Inc.* (a)	56,500	1,573,525
		7,991,411
Life Sciences Tools & Services 0.7%
ICON PLC (ADR)*	23,600	464,684
Industrials 10.1%
Aerospace & Defense 2.8%
BE Aerospace, Inc.*	122,800	944,332
Curtiss-Wright Corp.	29,800	995,022
		1,939,354
Commercial Services & Supplies 1.5%
Team, Inc.*	37,300	1,033,210
Electrical Equipment 1.0%
Baldor Electric Co.	39,600	706,860
Machinery 0.9%
Astec Industries, Inc.*	20,700	648,531
Professional Services 3.0%
Huron Consulting Group, Inc.*	25,100	1,437,477
Korn/Ferry International*	55,100	629,242
		2,066,719
Road & Rail 0.9%
Old Dominion Freight Line, Inc.*	22,200	631,812
Information Technology 31.3%
Communications Equipment 1.1%
Ciena Corp.*	112,400	753,080
Electronic Equipment, Instruments & Components 4.0%
Itron, Inc.* (a)	43,200	2,753,568
Internet Software & Services 5.7%
Bankrate, Inc.* (a)	38,900	1,478,200
LoopNet, Inc.* (a)	235,200	1,604,064
Omniture, Inc.*	80,300	854,392
		3,936,656
	Shares	Value ($)

IT Services 6.0%
CyberSource Corp.* (a)	200,500	2,403,995
Forrester Research, Inc.*	62,900	1,774,409
		4,178,404
Semiconductors & Semiconductor Equipment 7.2%
Atheros Communications*	92,100	1,317,951
Cavium Networks, Inc.* (a)	77,100	810,321
Microsemi Corp.*	47,400	599,136
Netlogic Microsystems, Inc.*	56,000	1,232,560
Tessera Technologies, Inc.*	90,600	1,076,328
		5,036,296
Software 7.3%
Blackboard, Inc.*	67,300	1,765,279
Concur Technologies, Inc.* (a)	33,100	1,086,342
FalconStor Software, Inc.* (a)	190,300	529,034
Fundtech Ltd.*	93,585	649,480
Informatica Corp.*	32,000	439,360
Ultimate Software Group, Inc.* (a)	43,100	629,260
		5,098,755
Total Common Stocks (Cost $91,009,942)		65,984,987
	Shares	Value ($)

Securities Lending Collateral 21.6%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $14,998,940)	14,998,940	14,998,940

Cash Equivalents 6.5%
Cash Management QP Trust, 1.42% (b) (Cost $4,508,380)	4,508,380	4,508,380
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $110,517,262)+	123.1	85,492,307
Other Assets and Liabilities, Net (a)	(23.1)	(16,062,595)
Net Assets	100.0	69,429,712

* Non-income producing security.
+ The cost for federal income tax purposes was $110,551,428. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $25,059,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,803,766 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,862,887.
(a) All or a portion of these securities were on loan amounting to $14,779,614. In addition, included in other assets and liabilities, net is a pending sale, amounting to $147,346 that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $14,926,960, which is 21.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 80,983,927
Level 2	4,508,380
Level 3	—
Total	$ 85,492,307

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $91,009,942) — including $14,779,614 of securities loaned	$ 65,984,987
Investment in Daily Assets Fund Institutional (cost $14,998,940)*	14,998,940
Investment in Cash Management QP Trust (cost $4,508,380)	4,508,380
Total investments, at value (cost $110,517,262)	85,492,307
Receivable for investments sold	207,998
Cash	25,618
Dividends receivable	11,171
Interest receivable	35,960
Receivable for Portfolio shares sold	142,705
Other assets	4,009
Total assets	85,919,768
Liabilities
Payable for Portfolio shares redeemed	50,296
Payable upon return of securities loaned	14,998,940
Payable for investments purchased	1,243,640
Accrued management fee	31,186
Other accrued expenses and payables	165,994
Total liabilities	16,490,056
Net assets, at value	$ 69,429,712
Net Assets Consist of
Accumulated net investment loss	(16,609)
Net unrealized appreciation (depreciation) on investments	(25,024,955)
Accumulated net realized gain (loss)	(110,019,530)
Paid-in capital	204,490,806
Net assets, at value	$ 69,429,712
Class A Net Asset Value, offering and redemption price per share ($69,415,664 ÷ 9,122,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.61
Class B Net Asset Value, offering and redemption price per share ($14,048 ÷ 1,867 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.52
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends	$ 287,746
Interest — Cash Management QP Trust	71,575
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	645,012
Total Income	1,004,333
Expenses: Management fee	733,616
Administration fee	74,373
Services to shareholders	316
Custodian fee	13,605
Distribution service fee (Class B)	4,740
Record keeping fees (Class B)	2,687
Legal fees	15,482
Audit and tax fees	63,831
Trustees' fees and expenses	20,529
Reports to shareholders and shareholder meeting	171,117
Other	5,375
Total expenses before expense reductions	1,105,671
Expense reductions	(37,746)
Total expenses after expense reductions	1,067,925
Net investment income (loss)	(63,592)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(22,641,797)
Change in net unrealized appreciation (depreciation) on investments	(56,010,791)
Net gain (loss)	(78,652,588)
Net increase (decrease) in net assets resulting from operations	$ (78,716,180)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (63,592)	$ (266,680)
Net realized gain (loss)	(22,641,797)	29,911,986
Change in net unrealized appreciation (depreciation)	(56,010,791)	(13,909,833)
Net increase (decrease) in net assets resulting from operations	(78,716,180)	15,735,473
Portfolio share transactions: Class A Proceeds from shares sold	5,995,281	7,088,648
Cost of shares redeemed	(32,499,758)	(54,833,999)
Net increase (decrease) in net assets from Class A share transactions	(26,504,477)	(47,745,351)
Class B Proceeds from shares sold	210,787	890,860
Cost of shares redeemed	(6,249,807)	(33,397,002)
Net increase (decrease) in net assets from Class B share transactions	(6,039,020)	(32,506,142)
Increase (decrease) in net assets	(111,259,677)	(64,516,020)
Net assets at beginning of period	180,689,389	245,205,409
Net assets at end of period (including accumulated net investment loss of $16,609 and $16,875, respectively)	$ 69,429,712	$ 180,689,389
Other Information
Class A Shares outstanding at beginning of period	11,529,906	14,686,087
Shares sold	539,106	469,331
Shares redeemed	(2,946,508)	(3,625,512)
Net increase (decrease) in Class A shares	(2,407,402)	(3,156,181)
Shares outstanding at end of period	9,122,504	11,529,906
Class B Shares outstanding at beginning of period	468,018	2,636,495
Shares sold	16,827	59,404
Shares redeemed	(482,978)	(2,227,881)
Net increase (decrease) in Class B shares	(466,151)	(2,168,477)
Shares outstanding at end of period	1,867	468,018

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.07	$ 14.19	$ 13.48	$ 12.59	$ 11.34
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.01)	(.04)[d]	(.06)	(.05)
Net realized and unrealized gain (loss)	(7.45)	.89	.75	.95	1.30
Total from investment operations	(7.46)	.88	.71	.89	1.25
Net asset value, end of period	$ 7.61	$ 15.07	$ 14.19	$ 13.48	$ 12.59
Total Return (%)	(49.50)[b]	6.20[b]	5.27[b,d]	7.07[c]	11.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	174	208	243	210
Ratio of expenses before expense reductions (%)	.88	.75	.73	.72	.71
Ratio of expenses after expense reductions (%)	.85	.72	.72	.72	.71
Ratio of net investment income (loss) (%)	(.04)	(.09)	(.32)[d]	(.47)	(.47)
Portfolio turnover rate (%)	67	67	73	94	117
a Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses been reduced.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.77	$ 13.96	$ 13.32	$ 12.48	$ 11.29
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.07)	(.09)[d]	(.11)	(.10)
Net realized and unrealized gain (loss)	(7.18)	.88	.73	.95	1.29
Total from investment operations	(7.25)	.81	.64	.84	1.19
Net asset value, end of period	$ 7.52	$ 14.77	$ 13.96	$ 13.32	$ 12.48
Total Return (%)[b]	(49.09)	5.80	4.80[d]	6.73[c]	10.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	7	37	39	28
Ratio of expenses before expense reductions (%)	1.39	1.13	1.12	1.12	1.10
Ratio of expenses after expense reductions (%)	1.29	1.09	1.09	1.09	1.09
Ratio of net investment income (loss) (%)	(.48)	(.46)	(.69)[d]	(.84)	(.85)
Portfolio turnover rate (%)	67	67	73	94	117
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2008

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.89% and 1.14% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. The Portfolio invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the Portfolio's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Finally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Citigroup World Government Bond Index [] JP Morgan Emerging Markets Bond Index Plus [] Credit Suisse High Yield Index [] Barclays Capital US Treasury Index

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 22 developed countries (including the US) with maturities greater than one year. The JP Morgan Emerging Markets Bond Index Plus is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,225	$10,600	$11,786	$14,377
	Average annual total return	-7.75%	1.96%	3.34%	3.70%
Citigroup World Government Bond Index	Growth of $10,000	$11,089	$13,056	$13,416	$17,739
	Average annual total return	10.89%	9.30%	6.05%	5.90%
JP Morgan Emerging Markets Bond Index Plus	Growth of $10,000	$9,030	$10,620	$13,278	$28,249
	Average annual total return	-9.70%	2.03%	5.83%	10.94%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$13,266
	Average annual total return	-26.17%	-5.34%	-.59%	2.87%
Barclays Capital US Treasury Index	Growth of $10,000	$11,374	$12,781	$13,602	$18,358
	Average annual total return	13.74%	8.52%	6.35%	6.26%

The growth of $10,000 is cumulative.

Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,200	$10,512	$11,600	$11,945
	Average annual total return	-8.00%	1.68%	3.01%	3.18%
Citigroup World Government Bond Index	Growth of $10,000	$11,089	$13,056	$13,416	$14,775
	Average annual total return	10.89%	9.30%	6.05%	7.13%
JP Morgan Emerging Markets Bond Index Plus	Growth of $10,000	$9,030	$10,620	$13,278	$14,965
	Average annual total return	-9.70%	2.03%	5.83%	7.37%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$11,056
	Average annual total return	-26.17%	-5.34%	-.59%	1.78%
Barclays Capital US Treasury Index	Growth of $10,000	$11,374	$12,781	$13,602	$13,707
	Average annual total return	13.74%	8.52%	6.35%	5.72%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 1, 2003. Index returns began on April 30, 2003.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 920.90	$ 932.60
Expenses Paid per $1,000*	$ 4.15	$ 5.49
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.81	$ 1,019.46
Expenses Paid per $1,000*	$ 4.37	$ 5.74
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.86%	1.13%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Strategic Income VIP

While the rapid swings and overall decline in stock prices garnered most of the headlines during the past 12 months, the bond market also had its share of volatility. The cause of this volatility was the ongoing fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. The resulting credit crunch led to a slowdown in global economic growth, which accelerated late in the period. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for virtually all other segments of the bond market. Lower-quality issues — most notably corporate bonds with the lowest credit ratings — underperformed the broader bond market by a wide margin. The situation was largely the same overseas, where the best performance was generated by the government bond markets of the developed economies.

The Portfolio posted a -7.75% return for the period ending December 31, 2008 (Class A shares, unadjusted for contract charges). This compares with the Portfolio benchmarks' returns of -9.70% for the JPMorgan Emerging Markets Bond Index Plus, -26.17% for the Credit Suisse High Yield Index, 13.74% for the Barclays Capital US Treasury Index and 10.89% for the Citigroup World Government Bond Index.

In the past, the Portfolio's broad exposure to a wide range of fixed-income asset classes has been one of the most important factors in its strong long-term track record. During the past year, however, the severe underperformance of the non-government segments of the bond market made such diversification a liability. During the year, we maintained significant exposure to both high-yield and emerging-markets bonds. This positioning had a negative impact on the Portfolio's relative return for the period, as both asset classes were down sharply. On the positive side, the Portfolio's relatively long overall duration during the year aided performance in a declining interest rate environment.1 Over the second half of the year, we began shifting the Portfolio to a higher-quality profile in view of the continued weak outlook for the global economy, trimming our exposure to high-yield and emerging-markets bonds. In addition, we have been seeking to increase exposure to the Eurozone, UK and Canada, where central banks have more room to lower rates than in the US.

In addition to the main investment strategy, we employ a global tactical asset allocation strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform) detracted from the Portfolio's return.

Gary Sullivan, CFA William Chepolis, CFA
Matthew F. MacDonald, CFA Thomas Picciochi
Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The JPMorgan Emerging Markets Bond Index Plus is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 22 developed countries, including the US, with maturities greater than one year.

Index returns, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Government & Agency Obligations	42%	44%
Corporate Bonds	42%	34%
Cash Equivalents	6%	13%
Mortgage-Backed Securities Pass-Throughs	3%	—
Commercial and Non-Agency Mortgage-Backed Securities	2%	5%
Loan Participations and Assignments	2%	3%
Municipal Bonds and Notes	1%	—
Collateralized Mortgage Obligations	1%	—
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

Cash Equivalents	5%	15%
AAA	31%	17%
AA	1%	1%
A	15%	5%
BBB	8%	7%
BB	15%	20%
B	15%	16%
CCC	3%	4%
Below CCC	1%	—
Not Rated	6%	15%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	—	—
1-4.99 years	46%	52%
5-9.99 years	35%	33%
10-14.99 years	6%	2%
15 years or greater	13%	13%
	100%	100%
Interest Rate Sensitivity	12/31/08	12/31/07

Effective maturity	7.4 years	6.6 years
Average duration	5.1 years	3.5 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 254. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 41.5%
Consumer Discretionary 3.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	105,000	64,575
American Achievement Corp., 144A, 8.25%, 4/1/2012	30,000	23,100
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	54,911	13,179
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	65,000	30,225
8.0%, 3/15/2014	30,000	14,250
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	120,000	63,000
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	25,000	24,937
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	50,000	19,000
Carrols Corp., 9.0%, 1/15/2013	30,000	20,250
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	160,000	128,000
Cox Communications, Inc., 144A, 9.375%, 1/15/2019	400,000	418,520
CSC Holdings, Inc.:
6.75%, 4/15/2012 (b)	50,000	45,750
Series B, 7.625%, 4/1/2011 (b)	55,000	51,837
Series B, 8.125%, 7/15/2009	55,000	54,725
Series B, 8.125%, 8/15/2009	110,000	109,450
Denny's Holdings, Inc., 10.0%, 10/1/2012	20,000	13,850
DIRECTV Holdings LLC, 7.625%, 5/15/2016 (b)	145,000	140,650
Dollarama Group LP, 8.073%***, 8/15/2012 (c)	52,000	33,020
EchoStar DBS Corp.:
6.375%, 10/1/2011	100,000	93,000
6.625%, 10/1/2014	65,000	54,275
7.125%, 2/1/2016 (b)	80,000	66,800
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	65,000	6,338
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	55,000	37,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	20,100
Hertz Corp., 8.875%, 1/1/2014 (b)	115,000	70,725
Idearc, Inc., 8.0%, 11/15/2016	125,000	9,375
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	40,000	21,800
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	70,000	29,750
Kabel Deutschland GmbH, 10.625%, 7/1/2014	150,000	133,500
Lamar Media Corp., Series C, 6.625%, 8/15/2015 (b)	40,000	28,900
Liberty Media LLC, 5.7%, 5/15/2013	10,000	6,556
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	30,000	18,000
MGM MIRAGE:
6.625%, 7/15/2015 (b)	65,000	39,650
8.375%, 2/1/2011	65,000	38,675
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	85,000	63,750
	Principal Amount ($)(a)	Value ($)

Norcraft Holdings LP, 9.75%, 9/1/2012	155,000	115,475
Penske Automotive Group, Inc., 7.75%, 12/15/2016	125,000	58,125
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	40,000	31,600
Quebecor Media, Inc., 7.75%, 3/15/2016	40,000	27,000
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	45,000	3,544
Reader's Digest Association, Inc., 9.0%, 2/15/2017	50,000	4,313
Sabre Holdings Corp., 8.35%, 3/15/2016	50,000	11,125
Seminole Hard Rock Entertainment, Inc., 144A, 4.496%***, 3/15/2014	65,000	32,987
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	50,000	25,000
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	185,000	21,275
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	49,000	36,872
Sirius XM Radio, Inc., 9.625%, 8/1/2013	120,000	22,350
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	55,000	20,488
Travelport LLC:
6.828%***, 9/1/2014	45,000	13,275
9.875%, 9/1/2014	10,000	3,750
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	15,000	1,988
United Components, Inc., 9.375%, 6/15/2013	10,000	4,200
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	150,000	163,678
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	100,000	106,339
144A, 8.0%, 11/1/2016 EUR	50,000	48,304
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	18,857	4,399
Vitro SAB de CV, 9.125%, 2/1/2017	220,000	66,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	275,000	2,750
		2,831,749
Consumer Staples 1.4%
Alliance One International, Inc., 8.5%, 5/15/2012	20,000	14,700
Altria Group, Inc.:
8.5%, 11/10/2013	45,000	46,609
9.7%, 11/10/2018	25,000	27,021
Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	18,508
9.0%, 4/15/2031	132,000	133,494
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	40,000	22,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	223,000	122,650
Reynolds American, Inc., 6.75%, 6/15/2017	600,000	476,272
	Principal Amount ($)(a)	Value ($)

Smithfield Foods, Inc., 7.75%, 7/1/2017	20,000	11,400
Viskase Companies, Inc., 11.5%, 6/15/2011	225,000	146,250
		1,019,304
Energy 4.4%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	115,000	70,150
Belden & Blake Corp., 8.75%, 7/15/2012	310,000	212,350
Bristow Group, Inc., 7.5%, 9/15/2017	70,000	46,900
Chaparral Energy, Inc., 8.5%, 12/1/2015	110,000	22,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	75,000	55,500
6.875%, 1/15/2016	170,000	136,000
7.25%, 12/15/2018 (b)	110,000	85,800
7.5%, 6/15/2014	25,000	21,125
Cimarex Energy Co., 7.125%, 5/1/2017	45,000	35,100
Colorado Interstate Gas Co., 6.8%, 11/15/2015	30,000	25,845
Delta Petroleum Corp., 7.0%, 4/1/2015	100,000	20,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011 (b)	15,000	13,125
El Paso Corp.:
7.25%, 6/1/2018 (b)	140,000	111,114
9.625%, 5/15/2012	50,000	42,455
EXCO Resources, Inc., 7.25%, 1/15/2011	95,000	74,100
Forest Oil Corp., 144A, 7.25%, 6/15/2019	35,000	25,550
Frontier Oil Corp.:
6.625%, 10/1/2011	40,000	36,200
8.5%, 9/15/2016	80,000	70,600
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	130,000	77,350
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	15,000	13,410
KCS Energy, Inc., 7.125%, 4/1/2012	240,000	180,000
Kinder Morgan Energy Partners LP, 9.0%, 2/1/2019	155,000	161,717
Mariner Energy, Inc.:
7.5%, 4/15/2013	60,000	38,400
8.0%, 5/15/2017	95,000	49,400
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	71,100
OPTI Canada, Inc.:
7.875%, 12/15/2014	90,000	45,900
8.25%, 12/15/2014 (b)	160,000	86,400
Pemex Project Funding Master Trust, 144A, 5.75%, 3/1/2018	460,000	405,950
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	30,000	22,200
9.125%, 7/15/2013	65,000	52,650
Plains Exploration & Production Co.:
7.0%, 3/15/2017	60,000	41,100
7.625%, 6/1/2018	110,000	75,350
Quicksilver Resources, Inc., 7.125%, 4/1/2016	170,000	90,950
Range Resources Corp., 7.25%, 5/1/2018	10,000	8,350
	Principal Amount ($)(a)	Value ($)

SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	45,000	24,975
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	85,000	74,375
Stone Energy Corp.:
6.75%, 12/15/2014	105,000	51,450
8.25%, 12/15/2011	160,000	99,200
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	25,000	19,843
Tesoro Corp., 6.5%, 6/1/2017	60,000	32,925
Whiting Petroleum Corp.:
7.25%, 5/1/2012	125,000	93,125
7.25%, 5/1/2013	20,000	14,200
Williams Companies, Inc.:
8.125%, 3/15/2012	180,000	165,825
8.75%, 3/15/2032	115,000	85,675
Williams Partners LP, 7.25%, 2/1/2017	45,000	35,550
		3,221,284
Financials 14.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	125,000	47,500
Ashton Woods USA LLC, 9.5%, 10/1/2015**	145,000	29,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	6,000
CIT Group, Inc., 5.4%, 2/13/2012	400,000	322,723
Citigroup, Inc., 6.5%, 8/19/2013	70,000	70,636
Commonwealth Bank of Australia, 8.7%***, 7/21/2016	1,000,000	987,190
Conproca SA de CV, REG S, 12.0%, 6/16/2010	207,300	210,928
Depfa ACS Bank, 144A, 9.5%***, 10/6/2023	1,000,000	920,000
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	125,000	91,314
7.875%, 6/15/2010	140,000	112,025
GMAC LLC, 144A, 6.875%, 9/15/2011	297,000	212,227
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	145,000	59,450
8.875%, 4/1/2015 (PIK)	100,000	34,000
Hexion US Finance Corp., 9.75%, 11/15/2014	35,000	9,975
Inmarsat Finance PLC, 10.375%, 11/15/2012	135,000	119,644
iPayment, Inc., 9.75%, 5/15/2014	45,000	22,500
Kreditanstalt fuer Wiederaufbau:
2.05%, 2/16/2026 JPY	300,000,000	3,206,178
5.0%, 7/4/2011 EUR	2,350,000	3,442,905
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	50,000	11,000
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	90,000	9,450
NiSource Finance Corp.:
6.15%, 3/1/2013	10,000	7,705
7.875%, 11/15/2010	75,000	68,632
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	53,000
	Principal Amount ($)(a)	Value ($)

Qwest Capital Funding, Inc., 7.0%, 8/3/2009	50,000	49,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	13,000	11,570
Sprint Capital Corp.:
7.625%, 1/30/2011	50,000	41,750
8.375%, 3/15/2012 (b)	20,000	16,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	150,000	1,500
UCI Holdco, Inc., 9.996%***, 12/15/2013 (PIK)	69,429	11,803
Universal City Development Partners, 11.75%, 4/1/2010	235,000	151,575
Wachovia Corp., 3.625%, 2/17/2009	250,000	248,974
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,912
Wind Acquisition Finance SA, 144A, 9.75%, 12/1/2015 EUR	100,000	113,289
		10,709,355
Health Care 1.9%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	90,000	45,900
Boston Scientific Corp., 6.0%, 6/15/2011	75,000	71,250
Community Health Systems, Inc., 8.875%, 7/15/2015	400,000	368,000
HCA, Inc.:
9.125%, 11/15/2014 (b)	95,000	88,113
9.25%, 11/15/2016	290,000	266,075
9.625%, 11/15/2016 (PIK)	145,000	113,100
HEALTHSOUTH Corp., 10.75%, 6/15/2016	50,000	45,875
IASIS Healthcare LLC, 8.75%, 6/15/2014	75,000	58,125
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	60,000	44,100
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	55,000	33,550
The Cooper Companies, Inc., 7.125%, 2/15/2015	95,000	79,800
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	75,000	58,875
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	150,000	125,250
		1,398,013
Industrials 3.6%
Actuant Corp., 6.875%, 6/15/2017	40,000	30,100
Allied Waste North America, Inc., 6.5%, 11/15/2010	40,000	38,600
ARAMARK Corp., 8.5%, 2/1/2015 (b)	20,000	18,100
Baldor Electric Co., 8.625%, 2/15/2017 (b)	45,000	33,525
BE Aerospace, Inc., 8.5%, 7/1/2018 (b)	105,000	94,500
Belden, Inc., 7.0%, 3/15/2017	45,000	33,750
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	88,750
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	165,000	136,120
	Principal Amount ($)(a)	Value ($)

Cenveo Corp., 144A, 10.5%, 8/15/2016	55,000	31,900
Congoleum Corp., 8.625%, 8/1/2008**	125,000	93,750
DRS Technologies, Inc.:
6.625%, 2/1/2016	135,000	135,000
6.875%, 11/1/2013	195,000	194,025
7.625%, 2/1/2018	165,000	165,000
Esco Corp., 144A, 8.625%, 12/15/2013	95,000	66,500
General Cable Corp.:
6.258%***, 4/1/2015	55,000	25,713
7.125%, 4/1/2017	55,000	36,300
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	50,000	38,562
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	55,000	15,950
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	95,000	77,729
7.625%, 12/1/2013	155,000	127,100
9.375%, 5/1/2012	150,000	137,250
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	45,000	45,112
8.0%, 6/1/2015 (b)	100,000	79,000
Mobile Mini, Inc., 9.75%, 8/1/2014	65,000	46,150
Moog, Inc., 144A, 7.25%, 6/15/2018	20,000	16,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	75,000	41,625
Ply Gem Industries, Inc., 11.75%, 6/15/2013	40,000	21,600
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	165,000	24,750
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	45,000	33,525
Seitel, Inc., 9.75%, 2/15/2014	35,000	12,600
Titan International, Inc., 8.0%, 1/15/2012	195,000	144,300
TransDigm, Inc., 7.75%, 7/15/2014	30,000	24,600
United Rentals North America, Inc.:
6.5%, 2/15/2012	125,000	98,750
7.0%, 2/15/2014	175,000	106,750
United Technologies Corp., 6.125%, 2/1/2019	235,000	251,425
US Concrete, Inc., 8.375%, 4/1/2014	55,000	29,700
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	35,000	23,625
		2,617,736
Information Technology 1.0%
Alion Science & Technology Corp., 10.25%, 2/1/2015	40,000	18,050
L-3 Communications Corp.:
5.875%, 1/15/2015	160,000	144,000
Series B, 6.375%, 10/15/2015	80,000	74,800
7.625%, 6/15/2012	195,000	190,613
Lucent Technologies, Inc., 6.45%, 3/15/2029	165,000	66,000
MasTec, Inc., 7.625%, 2/1/2017	65,000	48,831
Seagate Technology HDD Holdings, 6.8%, 10/1/2016 (b)	90,000	46,800
SunGard Data Systems, Inc., 10.25%, 8/15/2015	135,000	89,100
Vangent, Inc., 9.625%, 2/15/2015	35,000	20,344
		698,538
	Principal Amount ($)(a)	Value ($)

Materials 3.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	25,000	17,250
ARCO Chemical Co., 9.8%, 2/1/2020**	405,000	44,550
Cascades, Inc., 7.25%, 2/15/2013	130,000	66,300
Chemtura Corp., 6.875%, 6/1/2016	115,000	58,650
Clondalkin Acquisition BV, 144A, 3.996%***, 12/15/2013	75,000	37,875
CPG International I, Inc., 10.5%, 7/1/2013	130,000	72,800
Exopack Holding Corp., 11.25%, 2/1/2014	160,000	93,600
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014 (b)	10,000	9,000
8.25%, 4/1/2015 (b)	145,000	123,250
8.375%, 4/1/2017	280,000	229,600
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	115,036	82,826
144A, 9.968%***, 12/31/2009	186,000	133,920
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	35,000	29,400
9.5%, 12/1/2011	50,000	47,250
Hexcel Corp., 6.75%, 2/1/2015	195,000	148,200
Huntsman LLC, 11.625%, 10/15/2010	243,000	212,625
Innophos, Inc., 8.875%, 8/15/2014	35,000	24,500
International Paper Co., 7.4%, 6/15/2014	400,000	327,884
Jefferson Smurfit Corp., 8.25%, 10/1/2012	65,000	11,050
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	130,000	100,750
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	35,952	10,067
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	35,000	17,500
NewMarket Corp., 7.125%, 12/15/2016	110,000	82,500
NewPage Corp., 10.0%, 5/1/2012 (b)	110,000	48,400
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	65,000	65,958
Pliant Corp., 11.85%, 6/15/2009 (PIK)	10	5
Radnor Holdings Corp., 11.0%, 3/15/2010**	25,000	31
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	75,000	14,250
Steel Dynamics, Inc., 7.375%, 11/1/2012	10,000	7,300
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	110,000	80,850
The Mosaic Co., 144A, 7.375%, 12/1/2014	85,000	69,700
Witco Corp., 6.875%, 2/1/2026	35,000	9,800
	Principal Amount ($)(a)	Value ($)

Wolverine Tube, Inc., 10.5%, 4/1/2009	85,000	68,733
		2,346,374
Telecommunication Services 2.9%
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	67,207	7,971
Centennial Communications Corp.:
10.0%, 1/1/2013	40,000	41,400
10.125%, 6/15/2013	90,000	90,900
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	145,000	127,600
8.375%, 1/15/2014 (b)	55,000	42,350
Cricket Communications, Inc.:
9.375%, 11/1/2014	120,000	108,000
144A, 10.0%, 7/15/2015	100,000	91,500
Frontier Communications Corp.:
6.25%, 1/15/2013	45,000	38,250
9.25%, 5/15/2011	35,000	33,250
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	28,848	19,039
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	200,000	164,026
Intelsat Corp.:
144A, 9.25%, 8/15/2014	25,000	23,250
144A, 9.25%, 6/15/2016	250,000	227,500
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	130,000	118,300
iPCS, Inc., 5.318%***, 5/1/2013	35,000	24,850
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	150,000	134,250
Millicom International Cellular SA, 10.0%, 12/1/2013	265,000	238,500
Qwest Corp.:
7.25%, 9/15/2025	20,000	13,400
7.875%, 9/1/2011	135,000	124,200
8.875%, 3/15/2012	30,000	27,750
Sprint Nextel Corp., 6.0%, 12/1/2016	75,000	52,875
Stratos Global Corp., 9.875%, 2/15/2013	30,000	28,350
Telesat Canada, 144A, 11.0%, 11/1/2015	170,000	121,550
Virgin Media Finance PLC:
8.75%, 4/15/2014	120,000	90,000
8.75%, 4/15/2014 EUR	85,000	83,299
Windstream Corp.:
7.0%, 3/15/2019	60,000	46,200
8.625%, 8/1/2016	10,000	8,850
		2,127,410
Utilities 4.5%
AES Corp.:
8.0%, 10/15/2017	100,000	82,000
144A, 8.0%, 6/1/2020	110,000	85,250
144A, 8.75%, 5/15/2013	315,000	302,400
9.5%, 6/1/2009	75,000	74,438
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	470,000	462,950
CMS Energy Corp., 8.5%, 4/15/2011	225,000	221,581
	Principal Amount ($)(a)	Value ($)

Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	500,000	539,195
Edison Mission Energy, 7.0%, 5/15/2017	105,000	91,350
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	150,000	106,500
Intergas Finance BV, REG S, 6.875%, 11/4/2011	275,000	214,500
Knight, Inc., 6.5%, 9/1/2012	90,000	76,050
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	126,100
Mirant North America LLC, 7.375%, 12/31/2013	60,000	57,600
NRG Energy, Inc.:
7.25%, 2/1/2014	125,000	116,875
7.375%, 2/1/2016	105,000	97,650
7.375%, 1/15/2017	90,000	82,800
NV Energy, Inc.:
6.75%, 8/15/2017	105,000	80,602
8.625%, 3/15/2014	25,000	22,539
Oncor Electric Delivery Co., 7.0%, 9/1/2022	45,000	42,048
Regency Energy Partners LP, 8.375%, 12/15/2013	80,000	54,800
Reliant Energy, Inc., 7.875%, 6/15/2017	125,000	101,250
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	275,000	195,250
		3,233,728
Total Corporate Bonds (Cost $37,279,304)		30,203,491

Commercial and Non-Agency Mortgage-Backed Securities 1.9%
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040	814,000	623,318
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.448%***, 7/15/2041	500,000	133,537
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.736%***, 6/15/2049	780,000	610,032
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $1,955,101)		1,366,887

Collateralized Mortgage Obligations 1.5%
FannieMae Grantor Trust, "1A4", Series 2004-T2, 7.5%, 11/25/2043 (Cost $1,041,071)	1,003,544	1,056,544

Asset-Backed 1.0%
Credit Card Receivables
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 1.595%***, 5/15/2014 (Cost $954,141)	1,000,000	742,280

	Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 2.8%
Government National Mortgage Association:
4.5%, 12/1/2033 (i)	1,000,000	1,012,812
5.0%, 6/1/2034 (i)	1,000,000	1,026,250
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,023,867)		2,039,062

Government & Agency Obligations 42.2%
Sovereign Bonds 34.0%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	250,000	315,950
Dominican Republic, REG S, 9.5%, 9/27/2011	135,694	115,340
Federal Republic of Germany, Series 06, 4.0%, 7/4/2016 EUR	1,700,000	2,546,412
Federative Republic of Brazil:
8.875%, 10/14/2019	715,000	872,300
12.5%, 1/5/2016 BRL	250,000	106,013
Government of Canada, 4.5%, 6/1/2015 CAD	900,000	831,747
Kingdom of Spain, 3.15%, 1/31/2016 EUR	1,300,000	1,753,069
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	600,000,000	6,847,632
Republic of Argentina, 5.83%, 12/31/2033 (PIK) ARS	436	61
Republic of Colombia:
8.25%, 12/22/2014	170,000	183,175
10.0%, 1/23/2012 (b)	238,000	265,965
Republic of El Salvador, 144A, 7.65%, 6/15/2035	541,000	343,535
Republic of Greece:
3.6%, 7/20/2016 EUR	1,400,000	1,768,938
4.5%, 9/20/2037 EUR	1,750,000	1,960,387
Republic of Indonesia, 144A, 6.875%, 3/9/2017	340,000	278,800
Republic of Panama:
7.125%, 1/29/2026	166,000	156,455
9.375%, 1/16/2023	500,000	520,000
Republic of Peru:
6.55%, 3/14/2037 (b)	470,000	419,475
7.35%, 7/21/2025	815,000	810,925
Republic of Philippines, 8.375%, 2/15/2011	20,000	20,800
Republic of Turkey:
7.0%, 9/26/2016	305,000	297,375
7.25%, 3/15/2015	80,000	79,600
11.75%, 6/15/2010	475,000	508,250
Republic of Uruguay:
7.625%, 3/21/2036	60,000	50,400
9.25%, 5/17/2017	105,000	107,100
Republic of Venezuela, 10.75%, 9/19/2013	605,000	396,275
Russian Federation, REG S, 7.5%, 3/31/2030	656,600	572,660
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	510,000	423,300
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	1,250,000	1,991,176
United Mexican States, Series A, 5.875%, 1/15/2014	220,000	224,950
		24,768,065
	Principal Amount ($)(a)	Value ($)

US Government Sponsored Agencies 1.1%
Federal Home Loan Bank, 7.45%***, 10/16/2023	600,000	594,000
Federal National Mortgage Association, 8.45%***, 2/27/2023	250,000	250,000
		844,000

US Treasury Obligations 7.1%
US Treasury Bills:
0.04%****, 5/21/2009 (d)	41,000	40,988
0.17%****, 1/15/2009 (d)	736,000	735,996
US Treasury Bonds, 4.375%, 2/15/2038	1,010,000	1,352,769
US Treasury Notes:
2.75%, 10/31/2013	1,050,000	1,116,281
3.75%, 11/15/2018	1,665,000	1,884,830
		5,130,864
Total Government & Agency Obligations (Cost $30,914,463)		30,742,929

Loan Participations and Assignments 1.8%
Senior Loans*** 1.7%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 3.754%, 4/2/2014	29,333	19,116
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 9.254%, 5/1/2013	18,670	4,695
Term Loan B, LIBOR plus 7.25%, 9.254%, 11/1/2013	95,001	23,893
Term Loan DIP, LIBOR plus 7.25%, 9.254%, 11/1/2013	45,671	11,486
Charter Communications Operating LLC:
Term Loan, LIBOR plus 2.0%, 4.004%, 3/6/2014	104,213	77,154
Incremental Term Loan, LIBOR plus 5.0%, 7.004%, 3/6/2014	114,425	90,825
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.504%, 10/10/2014	460,350	322,245
Term Loan B3, LIBOR plus 3.5%, 5.504%, 10/10/2014	192,000	133,600
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.504%, 6/30/2013	37,664	23,352
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.004%, 12/16/2013	49,746	20,410
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.254%, 9/16/2013	29,698	19,898
Golden Nugget, Term Loan, 3.73%, 6/16/2014	55,000	5,775
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.004%, 3/26/2014	2,405	1,262
Term Loan B, LIBOR plus 2.0%, 4.004%, 3/26/2014	41,056	21,538
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 3.504%, 11/17/2012	161,125	136,876
	Principal Amount ($)(a)	Value ($)

Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.254%, 5/6/2013	152,345	64,595
Term Loan C2, LIBOR plus 2.25%, 4.254%, 5/6/2013	41,335	17,526
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.254%, 6/15/2014 (PIK)	72,913	41,925
Longview Power LLC:
Letter of Credit, 1.35%, 4/1/2014	4,000	2,500
Demand Draw, 3.75%, 4/1/2014	14,000	8,750
Term Loan B, 4.25%, 4/1/2014	12,000	7,500
NewPage Corp., Term Loan, LIBOR plus 3.75%, 5.754%, 12/19/2014	14,888	9,664
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.004%, 9/30/2014	48,590	21,206
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.254%, 8/23/2013	23,650	14,781
Term Loan B, LIBOR plus 3.25%, 5.254%, 8/23/2014	23,650	14,781
Telesat Canada:
Delayed Draw Term Loan, LIBOR plus 3.0%, 5.004%, 10/31/2014	11,780	8,075
Term Loan B, LIBOR plus 3.0%, 5.004%, 10/31/2014	137,153	94,018
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.004%, 5/19/2014**	88,875	25,647
		1,243,093
Sovereign Loans 0.1%
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	105,000	42,000
Total Loan Participations and Assignments (Cost $2,117,171)		1,285,093

Municipal Bonds and Notes 1.5%
Tacoma, WA, Electric System Revenue, Series A, Prerefunded, 5.75%, 1/1/2020 (e) (Cost $1,069,209)	1,000,000	1,093,240

Preferred Securities 0.1%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (f)	80,000	52,823
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	35,000	23,901
Total Preferred Securities (Cost $106,681)		76,724

Preferred Stock 0.0%
Financial
Preferred Blocker Inc., 144A, 9.0%	63	17,989
Total Preferred Stocks (Cost $17,989)		17,989
	Shares	Value ($)

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	15,600	1,224
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	10	0
Total Warrants (Cost $0)		1,224
	Units	Value ($)

Other Investments 0.1%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $67,414)	85,000	40,800
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	940	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $19,822)		1,749
	Shares	Value ($)

Convertible Preferred Stocks 0.0% Consumer Discretionary
ION Media Networks, Inc.
144A, 12.0%*	10,000	0
Series AI, 144A, 12.0%*	20,000	0
Total Convertible Preferred Stocks (Cost $4,191)		0

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 1.69% (g) (h) (Cost $1,898,503)	1,898,503	1,898,503

Cash Equivalents 6.0%
Cash Management QP Trust, 1.42% (g) (Cost $4,357,924)	4,357,924	4,357,924
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $83,826,851)+	103.0	74,924,439
Other Assets and Liabilities, Net	(3.0)	(2,161,774)
Net Assets	100.0	72,762,665
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Ashton Woods USA LLC	9.5%	10/1/2015	145,000	USD	132,667	29,000
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	93,750
Quebecor World, Inc.	9.75%	1/15/2015	45,000	USD	45,000	3,544
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	15,888	31
Tribune Co.	5.004%	5/19/2014	88,875	USD	88,819	25,647
Tropicana Entertainment LLC	9.625%	12/15/2014	150,000	USD	122,979	1,500
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	15,000	USD	10,838	1,988
					522,185	155,460
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $83,894,744. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $8,970,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,592,990 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,563,295.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,822,255, which is 2.5% of net assets.
(c) Security has deferred its 6/15/2008 interest payment until 6/30/2009.
(d) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Security Assurance, Inc.	1.5
(f) Date shown is call date; not a maturity date for the perpetual preferred securities.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
(i) When-issued or delayed delivery securities included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	3/16/2009	16	1,253,954	1,298,423	44,469
10 Year Canadian Government Bond	3/20/2009	9	868,246	924,131	55,885
2 Year US Treasury Note	3/31/2009	7	1,507,863	1,526,438	18,575
AEX Index	1/16/2009	8	550,314	547,902	(2,412)
ASX SPI 200 Index	3/19/2009	6	373,259	391,757	18,498
DAX Index	3/20/2009	1	165,124	168,005	2,881
DJ Euro Stoxx 50 Index	3/20/2009	1	33,865	34,056	191
Federal Republic of Germany Euro-Bund	3/6/2009	11	1,902,012	1,908,871	6,859
Federal Republic of Germany Euro-Schatz	3/6/2009	28	4,174,657	4,182,880	8,223
Hang Seng Index	1/29/2009	1	93,676	92,933	(743)
S&P MIB Index	3/20/2009	1	133,312	134,988	1,676
Swiss Market Index	3/20/2009	9	461,381	460,929	(452)
United Kingdom Long Gilt Bond	3/27/2009	7	1,163,841	1,242,633	78,792
Total net unrealized appreciation					232,442

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	3/11/2009	1	1,537,216	1,545,725	(8,509)
10 Year US Treasury Note	3/20/2009	34	4,130,092	4,275,500	(145,408)
CAC 40 Index	1/16/2009	10	446,804	447,735	(931)
FTSE 100 Index	3/20/2009	2	122,656	126,235	(3,579)
NASDAQ E-Mini 100 Index	3/20/2009	7	167,312	169,750	(2,438)
Russell E Mini 2000 Index	3/20/2009	2	91,025	99,580	(8,555)
S&P E-Mini 500 Index	3/20/2009	7	305,289	315,035	(9,746)
S&P TSE 60 Index	3/19/2009	2	165,937	174,937	(9,000)
TOPIX Index	3/13/2009	9	805,483	855,819	(50,336)
Total net unrealized depreciation					(238,502)
At December 31, 2008, open written options contracts were as follows:

Written Options	Contract Amount	Expiration Date	Value ($)
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	3,000,000	10/13/2009	36,742
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	3,000,000	9/18/2009	1,395
Total Call Options (Premiums received $35,475)			38,137
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	3,000,000	10/13/2009	2,852
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	3,000,000	9/18/2009	77,716
Total Put Options (Premiums received $35,475)			80,568
Total Written Options (Premiums received $70,950)			118,705

At December 31, 2008, open credit default swap contracts purchased were as follows:

Effective/Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
5/2/2008 6/20/2013	50,000[1]	7.25%	ARCO Chemical Co., 9.8%, 2/1/2020, D	36,120	—	36,120
8/14/2008 9/20/2013	200,000[2]	3.0%	Expedia, Inc., 7.456%, 8/15/2018, BB	25,151	—	25,151
9/29/2008 12/20/2013	400,000[2]	2.2%	Darden Restaurants, Inc., 6.0%, 8/15/2035, BBB	6,998	—	6,998
10/8/2008 12/20/2013	200,000[5]	0.87%	Arrow Electronics, Inc., 6.875%, 6/1/2018, BBB-	10,443	—	10,443
10/17/2008 12/20/2013	400,000[4]	0.75%	Walt Disney Co., 5.625%, 9/15/2016, A	2,144	—	2,144
11/20/2008 12/20/2013	160,000[4]	1.25%	ACE INA Holdings, Inc., 8.875%, 8/15/2029, A-	(1,926)	—	(1,926)
11/21/2008 12/20/2013	320,000[3]	3.5%	Kohl's Corp., 6.25%, 12/15/2017, BBB+	(9,424)	—	(9,424)
11/20/2008 12/22/2013	160,000[4]	3.15%	Allstate Corp., 6.75%, 5/15/2018, A+	(8,641)	—	(8,641)
12/3/2008 6/20/2014	300,000[5]	4.4%	International Paper Co., 5.3%, 4/1/2015, BBB	10,379	—	10,379
12/31/2008 3/20/2014	160,000[2]	5.5%	Limited Brands, Inc., 6.9%, 7/15/2017, BB+	0	—	0
12/31/2008 3/20/2014	160,000[3]	7.0%	Macy's Retail Holdings, Inc., 7.45%, 7/15/2017, BBB-	0	—	0
12/31/2008 3/20/2014	160,000[2]	5.25%	Nordstrom, Inc., 6.95%, 5/15/2028, A-	0	—	0
Total net unrealized appreciation						71,244

At December 31, 2008, open credit default swap contracts sold were as follows:

Effective/Expiration Date	Notional Amount ($) (j)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
2/26/2008 3/20/2009	150,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	303	—	303
2/14/2008 3/20/2009	190,000[1]	3.8%	HCA, Inc., 6.375%, 1/15/2015, B-	(578)	—	(578)
Total net unrealized depreciation						(275)
(j) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(k) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At December 31, 2008, open total return swap contracts were as follows:

Effective/Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation ($)
12/1/2008 12/1/2010	1,900,000[3]	0.35%	Citi Global Interest Rate Strategy Index	89,237	3,800	85,437
Counterparties: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc. [2] JPMorgan Chase Securities, Inc. [3] Citigroup, Inc. [4] Bank of America [5] The Goldman Sachs & Co.

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CHF	5,490	USD	5,180	1/5/2009	21
EUR	12,300	USD	17,178	1/15/2009	92
EUR	520,200	USD	748,992	1/15/2009	26,393
EUR	1,323,000	USD	1,667,152	1/21/2009	170,086
GBP	1,464,000	USD	2,144,028	1/21/2009	40,443
USD	28,620	NZD	54,000	1/21/2009	2,828
USD	1,452,654	SEK	12,150,000	1/21/2009	83,128
USD	1,009,901	CHF	1,224,000	1/21/2009	140,369
USD	2,552,374	SGD	3,895,000	1/21/2009	149,110
Total unrealized appreciation					612,470
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	6,188	JPY	560,000	1/5/2009	(10)
AUD	17,298	USD	11,939	1/6/2009	(112)
EUR	5,300	USD	7,335	1/15/2009	(27)
AUD	103,000	USD	66,240	1/21/2009	(5,397)
CAD	398,000	USD	315,572	1/21/2009	(6,708)
JPY	99,512,000	USD	1,076,970	1/21/2009	(21,275)
NOK	9,780,000	USD	1,357,297	1/21/2009	(37,106)
USD	941,300	GBP	650,000	1/30/2009	(7,418)
USD	141,358	EUR	100,000	1/30/2009	(2,510)
JPY	25,000,000	USD	270,140	2/4/2009	(5,814)
Total unrealized depreciation					(86,377)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Options Written, at value	Other Financial Instruments++
Level 1	$ 1,916,492	$ —	$ (6,060)
Level 2	71,130,364	(118,705)	682,499
Level 3	1,877,583	—	—
Total	$ 74,924,439	$ (118,705)	$ 676,439
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign exchange contracts, credit default and total return swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 533,240
Net realized gain (loss)	(10,075)
Change in unrealized appreciation (depreciation)	(370,181)
Amortization Premium/Discount	(32)
Net purchases (sales)	1,546,583
Net transfers in (out) of Level 3	178,048
Balance as of December 31, 2008	$ 1,877,583

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $77,570,424) — including $1,822,255 of securities loaned	$ 68,668,012
Investment in Daily Assets Fund Institutional (cost $1,898,503)*	1,898,503
Investment in Cash Management QP Trust (cost $4,357,924)	4,357,924
Total investments, at value (cost $83,826,851)	74,924,439
Cash	99,351
Foreign currency, at value (cost $227,366)	220,632
Receivable for investments sold	1,036,730
Interest receivable	1,243,610
Receivable for variation margin on open futures contracts	59,336
Unrealized appreciation on forward foreign currency exchange contracts	612,470
Unrealized appreciation on swap contracts	176,975
Other assets	2,259
Total assets	78,375,802
Liabilities
Payable for when-issued and delayed delivery securities purchased	3,048,810
Payable upon return of securities loaned	1,898,503
Payable for Portfolio shares redeemed	211,040
Options written, at value (premiums received $70,950)	118,705
Net payable on closed forward foreign currency exchange contracts	72,505
Unrealized depreciation on forward foreign currency exchange contracts	86,377
Unrealized depreciation on swap contracts	20,569
Accrued management fee	36,651
Other accrued expenses and payables	119,977
Total liabilities	5,613,137
Net assets, at value	$ 72,762,665
Net Assets Consist of
Undistributed net investment income	3,179,356
Net unrealized appreciation (depreciation) on: Investments	(8,902,412)
Written options	(47,755)
Swaps contracts	156,406
Futures	(6,060)
Foreign currency	525,454
Accumulated net realized gain (loss)	(2,959,925)
Paid-in capital	80,817,601
Net assets, at value	$ 72,762,665
Class A Net Asset Value, offering and redemption price per share ($72,716,859 ÷ 7,250,530 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.03
Class B Net Asset Value, offering and redemption price per share ($45,806 ÷ 4,594 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.97
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 5,513,843
Interest — Cash Management QP Trust	275,559
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	55,140
Total Income	5,844,542
Expenses: Management fee	578,416
Administration fee	62,261
Services to shareholders	185
Custodian fee	29,661
Distribution service fee (Class B)	7,116
Record keeping fees (Class B)	2,761
Legal fees	25,538
Audit and tax fees	68,559
Trustees' fees and expenses	18,555
Reports to shareholders and shareholder meeting	47,693
Other	43,660
Total expenses before expense reductions	884,405
Expense reductions	(19,768)
Total expenses after expense reductions	864,637
Net investment income (loss)	4,979,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,639,982)
Swap contracts	(16,443)
Futures	212,011
Foreign currency	(1,528,113)
Payments by affiliates (see Note I)	1,022
(4,971,505)
Change in net unrealized appreciation (depreciation) on: Investments	(9,102,978)
Unfunded loan commitments	21
Swap contracts	160,383
Written options	(47,755)
Futures	(144,864)
Foreign currency	649,132
(8,486,061)
Net gain (loss)	(13,457,566)
Net increase (decrease) in net assets resulting from operations	$ (8,477,661)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 4,979,905	$ 5,848,274
Net realized gain (loss)	(4,971,505)	2,363,743
Change in net unrealized appreciation (depreciation)	(8,486,061)	(2,405,723)
Net increase (decrease) in net assets resulting from operations	(8,477,661)	5,806,294
Distributions to shareholders from: Net investment income: Class A	(6,041,956)	(5,451,249)
Class B	(489,657)	(1,430,805)
Net realized gains: Class A	(1,320,099)	—
Class B	(114,923)	—
Total distributions	(7,966,635)	(6,882,054)
Portfolio share transactions: Class A Proceeds from shares sold	22,468,946	27,023,346
Reinvestment of distributions	7,362,055	5,451,249
Cost of shares redeemed	(41,402,528)	(17,567,946)
Net increase (decrease) in net assets from Class A share transactions	(11,571,527)	14,906,649
Class B Proceeds from shares sold	755,481	2,524,276
Reinvestment of distributions	604,580	1,430,805
Cost of shares redeemed	(9,329,944)	(19,503,873)
Net increase (decrease) in net assets from Class B share transactions	(7,969,883)	(15,548,792)
Increase (decrease) in net assets	(35,985,706)	(1,717,903)
Net assets at beginning of period	108,748,371	110,466,274
Net assets at end of period (including undistributed net investment income of $3,179,356 and $6,660,644, respectively)	$ 72,762,665	$ 108,748,371
Other Information
Class A Shares outstanding at beginning of period	8,561,326	7,267,545
Shares sold	2,033,447	2,337,780
Shares issued to shareholders in reinvestment of distributions	674,181	483,267
Shares redeemed	(4,018,424)	(1,527,266)
Net increase (decrease) in Class A shares	(1,310,796)	1,293,781
Shares outstanding at end of period	7,250,530	8,561,326
Class B Shares outstanding at beginning of period	737,068	2,104,567
Shares sold	66,046	219,518
Shares issued to shareholders in reinvestment of distributions	55,517	127,295
Shares redeemed	(854,037)	(1,714,312)
Net increase (decrease) in Class B shares	(732,474)	(1,367,499)
Shares outstanding at end of period	4,594	737,068

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.70	$ 11.80	$ 11.50	$ 12.25	$ 11.82
Income (loss) from investment operations: Net investment income[a]	.55	.63	.62	.65	.58
Net realized and unrealized gain (loss)	(1.38)	(.01)	.36	(.39)	.39
Total from investment operations	(.83)	.62	.98	.26	.97
Less distributions from: Net investment income	(.69)	(.72)	(.57)	(.98)	—
Net realized gains	(.15)	—	(.11)	(.03)	(.54)
Total distributions	(.84)	(.72)	(.68)	(1.01)	(.54)
Net asset value, end of period	$ 10.03	$ 11.70	$ 11.80	$ 11.50	$ 12.25
Total Return (%)	(7.75)[b]	5.43[b]	8.98	2.38	8.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	100	86	71	62
Ratio of expenses before expense reductions (%)	.89	.84	.85	.88	.84
Ratio of expenses after expense reductions (%)	.87	.83	.85	.88	.84
Ratio of net investment income (loss) (%)	5.06	5.50	5.47	5.61	4.99
Portfolio turnover rate (%)	234	147	143	120	210
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.64	$ 11.74	$ 11.44	$ 12.17	$ 11.78
Income (loss) from investment operations: Net investment income[a]	.49	.59	.59	.61	.53
Net realized and unrealized gain (loss)	(1.36)	(.01)	.35	(.38)	.40
Total from investment operations	(.87)	.58	.94	.23	.93
Less distributions from: Net investment income	(.65)	(.68)	(.53)	(.93)	—
Net realized gains	(.15)	—	(.11)	(.03)	(.54)
Total distributions	(.80)	(.68)	(.64)	(.96)	(.54)
Net asset value, end of period	$ 9.97	$ 11.64	$ 11.74	$ 11.44	$ 12.17
Total Return (%)	(8.00)[b]	5.07[b]	8.75[b]	1.92[b]	8.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	9	25	26	21
Ratio of expenses before expense reductions (%)	1.30	1.21	1.24	1.25	1.22
Ratio of expenses after expense reductions (%)	1.28	1.20	1.18	1.21	1.22
Ratio of net investment income (loss) (%)	4.65	5.13	5.14	5.28	4.61
Portfolio turnover rate (%)	234	147	143	120	210
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.91% and 1.29% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP from 5/1/1999 to 12/31/2008
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® Goldman Sachs Technology Index

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P® Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,378	$6,194	$6,549	$5,833
	Average annual total return	-46.22%	-14.76%	-8.12%	-5.42%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$6,068
	Average annual total return	-38.44%	-9.11%	-3.42%	-5.04%
S&P Goldman Sachs Technology Index	Growth of $10,000	$5,667	$7,221	$7,583	$5,120
	Average annual total return	-43.33%	-10.28%	-5.38%	-6.69%
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$5,356	$6,124	$6,417	$8,935
	Average annual total return	-46.44%	-15.08%	-8.49%	-1.72%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$9,923
	Average annual total return	-38.44%	-9.11%	-3.42%	-.12%
S&P Goldman Sachs Technology Index	Growth of $10,000	$5,667	$7,221	$7,583	$10,421
	Average annual total return	-43.33%	-10.28%	-5.38%	.64%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 636.50	$ 634.40
Expenses Paid per $1,000*	$ 4.03	$ 5.42
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.21	$ 1,018.50
Expenses Paid per $1,000*	$ 4.98	$ 6.70
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.98%	1.32%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Technology VIP

Technology stocks produced a negative absolute return and underperformed the broader market during 2008. Slowing economic growth led to reduced spending by both consumers and corporations, causing sharp reductions to the earnings estimates for tech companies. With this as the backdrop, the Portfolio's benchmarks, the S&P® Goldman Sachs Technology Index and the Russell 1000® Growth Index returned -43.33% and -38.44 respectively, during the annual period. Class A shares of DWS Technology VIP (unadjusted for contract charges) returned -46.22%. Key contributors to relative performance were positions in Foundry Networks* (which was bid for by Brocade Communications Systems in July), Taiwan Semiconductor Manufacturing Co. Ltd. and Visa, Inc. Notable detractors were Ciena Corp., Nvidia Corp.* and an underweight in International Business Machines Corp.1

The fund's management team changed on November 21, 2008. While many features of the previous approach remain intact, such as an emphasis on looking for investment ideas across the entire market capitalization spectrum, there is now also a thematic component to the Portfolio's strategy. Among the investment themes that we will focus on are the growing need for firms to use technology to meet their compliance and regulation requirements, server/storage/desktop virtualization, technologies that help increase network bandwidth capacity, and continued growth in e-commerce and Internet traffic.

While we remain cautious on the near-term outlook for technology stocks, we believe much of the bad news has already been factored into stock prices. As a result, we are finding compelling values among stocks with rising market share, strong product and/or service offerings, and healthy balance sheets. We will continue to focus our bottom-up research efforts on unearthing these opportunities in the year ahead.

Kelly P. Davis Clark Chang
Lead Portfolio Manager Portfolio Manager, Deutsche Investment Management Americas Inc.

The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Technology VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology:
Communications Equipment	23%	16%
Semiconductors & Semiconductor Equipment	22%	16%
Software	18%	21%
Computers & Peripherals	18%	24%
Internet Software & Services	10%	14%
IT Services	6%	5%
Electronic Equipment & Instruments	1%	2%
Industrials	1%	1%
Consumer Discretionary	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 275. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Technology VIP

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 1.1%
Media
Grupo Televisa SA (ADR)	43,100	643,914
Financials 0.1%
Real Estate Investment Trusts
DuPont Fabros Technology, Inc. (REIT) (a)	37,100	76,797
Industrials 0.6%
Electrical Equipment
First Solar, Inc.* (a)	2,800	386,288
Information Technology 96.6%
Communications Equipment 22.2%
Ciena Corp.* (a)	60,600	406,020
Cisco Systems, Inc.*	185,800	3,028,540
F5 Networks, Inc.* (a)	25,600	585,216
Harris Corp.	12,000	456,600
Infinera Corp.* (a)	28,500	255,360
Juniper Networks, Inc.*	142,000	2,486,420
Nokia Oyj (ADR)	84,600	1,319,760
Polycom, Inc.*	84,800	1,145,648
QUALCOMM, Inc.	97,616	3,497,581
Sonus Networks, Inc.* (a)	256,400	405,112
		13,586,257
Computers & Peripherals 18.0%
Apple, Inc.*	36,500	3,115,275
EMC Corp.*	76,200	797,814
Hewlett-Packard Co.	94,500	3,429,405
International Business Machines Corp.	34,000	2,861,440
SanDisk Corp.* (a)	22,700	217,920
Synaptics, Inc.* (a)	35,450	587,052
		11,008,906
Electronic Equipment, Instruments & Components 0.5%
Hon Hai Precision Industry Co., Ltd.	173,876	342,789
Internet Software & Services 10.3%
eBay, Inc.*	83,700	1,168,452
Equinix, Inc.*	6,200	329,778
Google, Inc. "A"*	15,600	4,799,340
		6,297,570
IT Services 6.3%
Cognizant Technology Solutions Corp. "A"*	53,500	966,210
Fiserv, Inc.* (a)	29,200	1,062,004
Global Payments, Inc.	28,600	937,794
MasterCard, Inc. "A" (a)	2,300	328,739
Visa, Inc. "A" (a)	10,600	555,970
		3,850,717
Semiconductors & Semiconductor Equipment 21.6%
Applied Materials, Inc.	29,900	302,887
ASML Holding NV (NY Registered Shares) (a)	32,300	583,661
	Shares	Value ($)

Broadcom Corp. "A"* (a)	66,800	1,133,596
Cymer, Inc.* (a)	17,900	392,189
FormFactor, Inc.* (a)	22,600	329,960
Integrated Device Technology, Inc.*	55,700	312,477
Intel Corp.	228,289	3,346,717
KLA-Tencor Corp. (a)	22,200	483,738
Marvell Technology Group Ltd.*	69,100	460,897
MediaTek, Inc.	59,287	400,496
MEMC Electronic Materials, Inc.*	9,100	129,948
Microchip Technology, Inc. (a)	57,900	1,130,787
Microsemi Corp.*	29,800	376,672
MKS Instruments, Inc.* (a)	12,700	187,833
National Semiconductor Corp. (a)	67,700	681,739
Netlogic Microsystems, Inc.*	32,000	704,320
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	60,007	474,056
Texas Instruments, Inc.	91,400	1,418,528
Varian Semiconductor Equipment Associates, Inc.* (a)	20,900	378,708
		13,229,209
Software 17.7%
Activision Blizzard, Inc.*	67,800	585,792
Adobe Systems, Inc.*	61,900	1,317,851
Amdocs Ltd.*	17,200	314,588
Citrix Systems, Inc.*	24,700	582,179
Electronic Arts, Inc.*	14,100	226,164
Informatica Corp.*	40,400	554,692
McAfee, Inc.*	17,700	611,889
Microsoft Corp.	123,400	2,398,896
Nintendo Co., Ltd.	1,300	499,453
Oracle Corp.*	159,100	2,820,843
Salesforce.com, Inc.* (a)	7,100	227,271
Symantec Corp.*	31,300	423,176
VanceInfo Technologies, Inc. (ADR)*	51,600	245,100
		10,807,894
Total Common Stocks (Cost $77,464,466)		60,230,341

Securities Lending Collateral 13.7%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $8,358,135)	8,358,135	8,358,135

Cash Equivalents 1.7%
Cash Management QP Trust, 1.42% (b) (Cost $1,044,313)	1,044,313	1,044,313
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $86,866,914)+	113.8	69,632,789
Other Assets and Liabilities, Net	(13.8)	(8,438,502)
Net Assets	100.0	61,194,287
* Non-income producing security.
+ The cost for federal income tax purposes was $93,123,829. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $23,491,040. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,949,503 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,440,543.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $8,327,493, which is 13.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 67,345,738
Level 2	2,287,051
Level 3	—
Total	$ 69,632,789

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $77,464,466) — including $8,327,493 of securities loaned	$ 60,230,341
Investment in Daily Assets Fund Institutional (cost $8,358,135)*	8,358,135
Investment in Cash Management QP Trust (cost $1,044,313)	1,044,313
Total investments, at value (cost $86,866,914)	69,632,789
Foreign currency, at value (cost $25,795)	28,123
Interest receivable	13,050
Dividends receivable	25,922
Receivable for Portfolio shares sold	39,110
Other assets	3,267
Total assets	69,742,261
Liabilities
Payable for Portfolio shares redeemed	17,204
Payable upon return of securities loaned	8,358,135
Accrued management fee	33,801
Other accrued expenses and payables	138,834
Total liabilities	8,547,974
Net assets, at value	$ 61,194,287
Net Assets Consist of
Accumulated net investment loss	(4,837)
Net unrealized appreciation (depreciation) on: Investments	(17,234,125)
Foreign currency	2,328
Accumulated net realized gain (loss)	(263,873,272)
Paid-in capital	342,304,193
Net assets, at value	$ 61,194,287
Class A Net Asset Value, offering and redemption price per share ($59,556,510 ÷ 10,336,451 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.76
Class B Net Asset Value, offering and redemption price per share ($1,637,777 ÷ 290,168 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.64
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $45,450)	$ 847,965
Interest — Cash Management QP Trust	77,951
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	162,024
Total Income	1,087,940
Expenses: Management fee	762,698
Administration fee	66,748
Custodian and accounting fees	43,157
Distribution service fee (Class B)	6,303
Record keeping fees (Class B)	2,335
Services to shareholders	468
Professional fees	62,902
Trustees' fees and expenses	14,753
Reports to shareholders and shareholder meeting	112,255
Other	37,821
Total expenses before expense reductions	1,109,440
Expense reductions	(6,385)
Total expenses after expense reductions	1,103,055
Net investment income (loss)	(15,115)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign tax of $4,535)	(17,630,579)
Written options	213,987
Foreign currency	(193,319)
(17,609,911)
Change in net unrealized appreciation (depreciation) on: Investments	(45,865,658)
Foreign currency	2,337
(45,863,321)
Net gain (loss)	(63,473,232)
Net increase (decrease) in net assets resulting from operations	$ (63,488,347)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (15,115)	$ (274,509)
Net realized gain (loss)	(17,609,911)	19,041,595
Net unrealized appreciation (depreciation)	(45,863,321)	2,725,297
Net increase (decrease) in net assets resulting from operations	(63,488,347)	21,492,383
Portfolio share transactions: Class A Proceeds from shares sold	4,037,835	10,492,529
Cost of shares redeemed	(35,554,956)	(42,815,094)
Net increase (decrease) in net assets from Class A share transactions	(31,517,121)	(32,322,565)
Class B Proceeds from shares sold	405,112	1,326,815
Cost of shares redeemed	(691,475)	(12,807,358)
Net increase (decrease) in net assets from Class B share transactions	(286,363)	(11,480,543)
Increase (decrease) in net assets	(95,291,831)	(22,310,725)
Net assets at beginning of period	156,486,118	178,796,843
Net assets at end of period (including accumulated net investment loss of $4,837 and $5,235, respectively)	$ 61,194,287	$ 156,486,118
Other Information
Class A Shares outstanding at beginning of period	14,290,167	17,575,288
Shares sold	484,042	994,111
Shares redeemed	(4,437,758)	(4,279,232)
Net increase (decrease) in Class A shares	(3,953,716)	(3,285,121)
Shares outstanding at end of period	10,336,451	14,290,167
Class B Shares outstanding at beginning of period	325,361	1,525,054
Shares sold	46,978	127,903
Shares redeemed	(82,171)	(1,327,596)
Net increase (decrease) in Class B shares	(35,193)	(1,199,693)
Shares outstanding at end of period	290,168	325,361

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 9.37	$ 9.30	$ 9.01	$ 8.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	(.02)	(.01)[c]	(.03)	.04
Net realized and unrealized gain (loss)	(4.95)	1.36	.08	.36	.13
Total from investment operations	(4.95)	1.34	.07	.33	.17
Less distributions from: Net investment income	—	—	—	(.04)	—
Net asset value, end of period	$ 5.76	$ 10.71	$ 9.37	$ 9.30	$ 9.01
Total Return (%)	(46.22)[b]	14.30	.75[c]	3.74	1.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	153	165	199	230
Ratio of expenses before expense reductions (%)	1.01	.91	.89	.86	.83
Ratio of expenses after expense redctions (%)	1.00	.91	.89	.86	.83
Ratio of net investment income (loss) (%)	(.01)	(.15)	(.12)[c]	(.36)	.43
Portfolio turnover rate (%)	71	91	49	135	112
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
* Amount is less than $0.005.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.53	$ 9.25	$ 9.21	$ 8.93	$ 8.80
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.05)	(.04)[c]	(.07)	.01
Net realized and unrealized gain (loss)	(4.86)	1.33	.08	.36	.12
Total from investment operations	(4.89)	1.28	.04	.29	.13
Less distributions from: Net investment income	—	—	—	(.01)	—
Net asset value, end of period	$ 5.64	$ 10.53	$ 9.25	$ 9.21	$ 8.93
Total Return (%)	(46.44)[b]	13.84	.43[c]	3.27	1.48[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	14	16	16
Ratio of expenses before expense reductions (%)	1.35	1.29	1.28	1.26	1.22
Ratio of expenses after expense reductions (%)	1.35	1.29	1.28	1.26	1.21
Ratio of net investment income (loss) (%)	(.35)	(.53)	(.51)[c]	(.76)	.05
Portfolio turnover rate (%)	71	91	49	135	112
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Performance Summary December 31, 2008

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.91% and 1.16% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2008
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31
Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,051	$6,766	$8,396	$7,456
	Average annual total return	-49.49%	-12.21%	-3.44%	-3.76%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$8,411
	Average annual total return	-44.32%	-11.79%	-2.33%	-2.23%
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$4,946	$6,573	$8,090	$10,836
	Average annual total return	-50.54%	-13.05%	-4.15%	1.24%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$11,466
	Average annual total return	-44.32%	-11.79%	-2.33%	2.13%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 556.00	$ 541.70
Expenses Paid per $1,000*	$ 4.11	$ 4.84
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.86	$ 1,018.85
Expenses Paid per $1,000*	$ 5.33	$ 6.34
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	1.05%	1.25%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Turner Mid Cap Growth VIP

Faced with one of the most challenging markets that many have not seen in their lifetimes, DWS Turner Mid Cap Growth VIP, which emphasizes earnings growth, returned -49.49% during the period ending December 31, 2008 (Class A shares, unadjusted for contract charges). This trailed the results of the Russell Midcap® Growth Index, the Portfolio's benchmark, which returned -44.32% for the same period. The Portfolio underperformed in part due to relative weak results in the consumer discretionary, health care and technology sectors. Alternatively, the financial services sector contributed the most to results, helped in part by our general avoidance of credit-sensitive companies.

The consumer discretionary sector continued to be an area of concern, as most consumer-sensitive industries (apparel, gaming, restaurants) detracted meaningfully from relative results. Guess? Inc., the apparel retailer and wholesaler, was negatively affected by a beaten-down retail environment and was forced to lower its outlook for 2008. Casino operator Wynn Resorts Ltd. fell substantially, as its Las Vegas casino/hotel could not overcome a cautious consumer faced with numerous recessionary forces.

The health care sector was the second-largest detractor for the year, and our stock selection contributed to the Portfolio's underperformance versus the benchmark. Shares in Charles River Labs*, a drug discovery and development company, fell during the holding period, as the economy was negatively impacting its core client base: biotech and major pharmaceutical companies. United Therapeutics Corp., a biotechnology company, traded lower on the news of a failed trial for its oral version of the blood pressure drug Remodulin.

As was the case in 2007, the financial services sector again played a pivotal role in the equity markets this past year and is largely responsible for the current economic condition. From a Portfolio perspective, our stance on avoiding credit-sensitive companies continues to be the key to the relative outperformance of the financial services sector of the Portfolio. Two areas of the sector that had a positive impact on performance were insurance brokers (AON Corp.) and savings banks (Hudson City Bancorp, Inc.).

Christopher K. McHugh Tara Hedlund Jason Schrotberger
Lead Manager Portfolio Managers, Turner Investment Partners, Inc., Subadvisor to the Portfolio

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Consumer Discretionary	22%	11%
Information Technology	21%	23%
Industrials	13%	19%
Health Care	13%	12%
Financials	10%	9%
Energy	8%	12%
Materials	6%	5%
Consumer Staples	3%	4%
Telecommunication Services	2%	2%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 285. A complete list of the portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 100.3%
Consumer Discretionary 21.7%
Diversified Consumer Services 2.8%
Apollo Group, Inc. "A"*	12,030	921,739
ITT Educational Services, Inc.* (a)	4,610	437,858
		1,359,597
Hotels Restaurants & Leisure 5.4%
Darden Restaurants, Inc.	13,980	393,956
WMS Industries, Inc.* (a)	24,675	663,758
Wynn Resorts Ltd.* (a)	16,340	690,528
Yum! Brands, Inc.	28,160	887,040
		2,635,282
Household Durables 3.0%
Pulte Homes, Inc. (a)	72,930	797,125
Toll Brothers, Inc.* (a)	30,500	653,615
		1,450,740
Media 0.8%
Cablevision Systems Corp. (New York Group) "A" (a)	22,000	370,480
Multiline Retail 2.5%
Dollar Tree, Inc.* (a)	7,860	328,548
Kohl's Corp.*	25,300	915,860
		1,244,408
Specialty Retail 5.9%
GameStop Corp. "A"*	27,850	603,231
Guess?, Inc.	32,860	504,401
Staples, Inc.	28,520	511,078
The Sherwin-Williams Co. (a)	10,700	639,325
Urban Outfitters, Inc.* (a)	39,860	597,103
		2,855,138
Textiles, Apparel & Luxury Goods 1.3%
Deckers Outdoor Corp.* (a)	7,860	627,778
Consumer Staples 3.2%
Beverages 0.6%
Hansen Natural Corp.*	9,320	312,500
Household Products 1.3%
Church & Dwight Co., Inc.	2,630	147,595
Clorox Co.	8,400	466,704
		614,299
Personal Products 1.3%
Alberto-Culver Co.	25,940	635,789
Energy 8.2%
Energy Equipment & Services 3.0%
Cameron International Corp.*	26,150	536,075
Dresser-Rand Group, Inc.*	21,650	373,463
Smith International, Inc.	24,350	557,371
		1,466,909
Oil, Gas & Consumable Fuels 5.2%
CONSOL Energy, Inc.	27,360	781,949
Goodrich Petroleum Corp.* (a)	17,560	525,922
Range Resources Corp.	16,234	558,287
Southwestern Energy Co.*	23,140	670,366
		2,536,524
	Shares	Value ($)

Financials 10.3%
Capital Markets 4.9%
BlackRock, Inc. (a)	2,140	287,081
Lazard Ltd. "A" (a)	19,020	565,655
Northern Trust Corp.	13,550	706,497
T. Rowe Price Group, Inc. (a)	23,500	832,840
		2,392,073
Diversified Financial Services 1.2%
IntercontinentalExchange, Inc.*	7,050	581,202
Insurance 2.0%
Aon Corp.	11,950	545,876
W.R. Berkley Corp.	14,820	459,420
		1,005,296
Thrifts & Mortgage Finance 2.2%
Hudson City Bancorp., Inc.	39,180	625,313
People's United Financial, Inc.	24,070	429,168
		1,054,481
Health Care 12.5%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.* (a)	17,380	628,982
Myriad Genetics, Inc.* (a)	6,170	408,824
United Therapeutics Corp.* (a)	5,610	350,906
		1,388,712
Health Care Equipment & Supplies 1.6%
DENTSPLY International, Inc. (a)	13,130	370,791
Intuitive Surgical, Inc.* (a)	3,070	389,859
		760,650
Health Care Providers & Services 5.4%
Aetna, Inc.	12,740	363,090
DaVita, Inc.*	9,700	480,829
Express Scripts, Inc.*	20,090	1,104,548
Henry Schein, Inc.* (a)	9,630	353,325
Omnicare, Inc.	11,200	310,912
		2,612,704
Life Sciences Tools & Services 1.8%
Covance, Inc.* (a)	7,380	339,701
Illumina, Inc.* (a)	21,400	557,470
		897,171
Pharmaceuticals 0.9%
Allergan, Inc.	10,880	438,682
Industrials 12.9%
Aerospace & Defense 1.1%
Precision Castparts Corp.	9,350	556,138
Air Freight & Logistics 1.5%
C.H. Robinson Worldwide, Inc.	13,110	721,443
Airlines 1.1%
Continental Airlines, Inc. "B"* (a)	28,510	514,891
Commercial Services & Supplies 3.4%
Clean Harbors, Inc.*	6,170	391,425
Covanta Holding Corp.* (a)	22,360	491,025
Stericycle, Inc.* (a)	14,550	757,764
		1,640,214
	Shares	Value ($)

Construction & Engineering 1.6%
Jacobs Engineering Group, Inc.*	7,930	381,433
Quanta Services, Inc.* (a)	20,500	405,900
		787,333
Electrical Equipment 1.5%
AMETEK, Inc.	13,780	416,294
First Solar, Inc.* (a)	2,270	313,169
		729,463
Professional Services 2.0%
FTI Consulting, Inc.* (a)	7,420	331,526
Robert Half International, Inc. (a)	30,600	637,092
		968,618
Road & Rail 0.7%
J.B. Hunt Transport Services, Inc. (a)	13,130	344,925
Information Technology 21.2%
Communications Equipment 4.0%
F5 Networks, Inc.* (a)	31,500	720,090
Juniper Networks, Inc.*	58,070	1,016,806
Polycom, Inc.*	15,640	211,296
		1,948,192
Computers & Peripherals 0.8%
SanDisk Corp.* (a)	37,570	360,672
Internet Software & Services 1.0%
Omniture, Inc.* (a)	28,500	303,240
VistaPrint Ltd.* (a)	10,830	201,546
		504,786
Semiconductors & Semiconductor Equipment 9.3%
Altera Corp. (a)	42,580	711,512
Atheros Communications* (a)	26,330	376,782
Broadcom Corp. "A"*	55,180	936,405
Cavium Networks, Inc.* (a)	25,400	266,954
KLA-Tencor Corp. (a)	23,960	522,088
Lam Research Corp.* (a)	33,290	708,411
PMC-Sierra, Inc.* (a)	91,200	443,232
Varian Semiconductor Equipment Associates, Inc.* (a)	31,320	567,519
		4,532,903
Software 6.1%
Activision Blizzard, Inc.*	61,860	534,471
Adobe Systems, Inc.*	15,810	336,595
Citrix Systems, Inc.*	21,020	495,441
	Shares	Value ($)

Intuit, Inc.*	18,960	451,058
McAfee, Inc.*	33,440	1,156,021
		2,973,586
Materials 5.7%
Chemicals 2.7%
Airgas, Inc. (a)	11,640	453,844
Ecolab, Inc.	15,050	529,007
Sigma-Aldrich Corp. (a)	7,900	333,696
		1,316,547
Construction Materials 0.8%
Martin Marietta Materials, Inc. (a)	4,020	390,262
Containers & Packaging 1.0%
Pactiv Corp.*	20,350	506,308
Metals & Mining 1.2%
Cliffs Natural Resources, Inc.	9,200	235,612
Compass Minerals International, Inc. (a)	5,700	334,362
		569,974
Telecommunication Services 2.4%
Wireless Telecommunication Services
American Tower Corp. "A"*	20,190	591,971
MetroPCS Communications, Inc.* (a)	38,040	564,894
		1,156,865
Utilities 2.2%
Electric Utilities 1.0%
PPL Corp.	17,020	522,344
Gas Utilities 1.2%
Questar Corp.	17,480	571,420
Total Common Stocks (Cost $57,490,443)		48,857,299

Securities Lending Collateral 28.1%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $13,671,806)	13,671,806	13,671,806
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $71,162,249)+	128.4	62,529,105
Other Assets and Liabilities, Net	(28.4)	(13,836,700)
Net Assets	100.0	48,692,405
* Non-income producing security.
+ The cost for federal income tax purposes was $72,195,203. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $9,666,098. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,245,475 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,911,573.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $13,623,057, which is 28.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 62,529,105
Level 2	—
Level 3	—
Total	$ 62,529,105

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $57,490,443) — including $13,623,057 of securities loaned	$ 48,857,299
Investment in Daily Assets Fund Institutional (cost $13,671,806)*	13,671,806
Total investments, at value (cost $71,162,249)	62,529,105
Dividends receivable	25,366
Interest receivable	26,967
Other assets	2,905
Total assets	62,584,343
Liabilities
Payable upon return of securities loaned	13,671,806
Cash overdraft	47,692
Payable for Portfolio shares redeemed	8,249
Accrued management fee	32,328
Other accrued expenses and payables	131,863
Total liabilities	13,891,938
Net assets, at value	$ 48,692,405
Net Assets Consist of
Accumulated net investment loss	(5,550)
Net unrealized appreciation (depreciation) on investments	(8,633,144)
Accumulated net realized gain (loss)	(17,538,318)
Paid-in capital	74,869,417
Net assets, at value	$ 48,692,405
Class A Net Asset Value, offering and redemption price per share ($48,686,132 ÷ 9,629,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.06
Class B Net Asset Value, offering and redemption price per share ($6,273 ÷ 1,306 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.80
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,576)	$ 540,150
Interest — Cash Management QP Trust	36,830
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	277,363
Total Income	854,343
Expenses: Management fee	737,881
Administration fee	59,597
Services to shareholders	363
Custodian and accounting fees	36,384
Distribution service fee (Class B)	3,805
Record keeping fees (Class B)	1,485
Professional fees	68,759
Trustees' fees and expenses	34,451
Reports to shareholders and shareholder meeting	64,427
Other	11,034
Total expenses before expense reductions	1,018,186
Expense reductions	(22,326)
Total expenses after expense reductions	995,860
Net investment income (loss)	(141,517)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,418,447)
Change in net unrealized appreciation (depreciation) on investments	(43,114,819)
Net gain (loss)	(60,533,266)
Net increase (decrease) in net assets resulting from operations	$ (60,674,783)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (141,517)	$ (528,074)
Net realized gain (loss)	(17,418,447)	23,736,292
Change in net unrealized appreciation (depreciation)	(43,114,819)	7,277,206
Net increase (decrease) in net assets resulting from operations	(60,674,783)	30,485,424
Distributions to shareholders from: Net realized gains: Class A	(22,224,763)	(9,828,253)
Class B	(923,048)	(2,183,905)
Tax return of capital: Class A	(10,487)	—
Class B	(436)	—
Total distributions	(23,158,734)	(12,012,158)
Portfolio share transactions: Class A Proceeds from shares sold	13,243,891	17,681,217
Reinvestment of distributions	22,235,250	9,828,253
Cost of shares redeemed	(33,004,175)	(33,144,770)
Net increase (decrease) in net assets from Class A share transactions	2,474,966	(5,635,300)
Class B Proceeds from shares sold	232,736	706,509
Reinvestment of distributions	923,484	2,183,905
Cost of shares redeemed	(5,170,159)	(24,376,442)
Net increase (decrease) in net assets from Class B share transactions	(4,013,939)	(21,486,028)
Increase (decrease) in net assets	(85,372,490)	(8,648,062)
Net assets at beginning of period	134,064,895	142,712,957
Net assets at end of period (including accumulated net investment loss of $5,550 and $4,298, respectively)	$ 48,692,405	$ 134,064,895
Other Information
Class A Shares outstanding at beginning of period	10,261,710	10,696,292
Shares sold	1,439,377	1,504,234
Shares issued to shareholders in reinvestment of distributions	2,558,716	950,508
Shares redeemed	(4,630,605)	(2,889,324)
Net increase (decrease) in Class A shares	(632,512)	(434,582)
Shares outstanding at end of period	9,629,198	10,261,710
Class B Shares outstanding at beginning of period	432,386	2,410,110
Shares sold	21,851	61,336
Shares issued to shareholders in reinvestment of distributions	109,548	215,587
Shares redeemed	(562,479)	(2,254,647)
Net increase (decrease) in Class B shares	(431,080)	(1,977,724)
Shares outstanding at end of period	1,306	432,386

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.55	$ 10.92	$ 11.02	$ 9.86	$ 8.88
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.04)	(.01)	(.05)	(.07)
Net realized and unrealized gain (loss)	(5.28)	2.64	.77	1.21	1.05
Total from investment operations	(5.29)	2.60	.76	1.16	.98
Less distributions from: Net realized gains	(2.20)	(.97)	(.86)	—	—
Tax return of capital	(.00)*	—	—	—	—
Total distributions	(2.20)	(.97)	(.86)	—	—
Net asset value, end of period	$ 5.06	$ 12.55	$ 10.92	$ 11.02	$ 9.86
Total Return (%)	(49.49)[b]	25.75	6.52	11.76	11.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	129	117	122	118
Ratio of expenses before expense reductions (%)	1.03	.95	.97	1.11	1.19
Ratio of expenses after expense reductions (%)	1.00	.95	.97	1.11	1.19
Ratio of net investment income (loss) (%)	(.14)	(.36)	(.06)	(.56)	(.82)
Portfolio turnover rate (%)	156	133	148	151	174
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.26	$ 10.73	$ 10.88	$ 9.78	$ 8.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.08)	(.05)	(.09)	(.10)
Net realized and unrealized gain (loss)	(5.19)	2.58	.76	1.19	1.04
Total from investment operations	(5.26)	2.50	.71	1.10	.94
Less distributions from: Net realized gains	(2.20)	(.97)	(.86)	—	—
Tax return of capital	(.00)*	—	—	—	—
Total distributions	(2.20)	(.97)	(.86)	—	—
Net asset value, end of period	$ 4.80	$ 12.26	$ 10.73	$ 10.88	$ 9.78
Total Return (%)	(50.54)[b]	25.13	6.21	11.25[b]	10.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	5	26	27	23
Ratio of expenses before expense reductions (%)	1.45	1.34	1.37	1.51	1.56
Ratio of expenses after expense reductions (%)	1.42	1.34	1.37	1.48	1.56
Ratio of net investment income (loss) (%)	(.55)	(.75)	(.46)	(.93)	(1.19)
Portfolio turnover rate (%)	156	133	148	151	174
[a] Based on an average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Trust offers twenty-one portfolios (hereinafter referred to individually as "Portfolio" or collectively as "Portfolios"), including three portfolios that invest primarily in existing DWS Portfolios and DWS Funds ("Underlying Portfolios") and non-affiliated investment management companies (e.g., Exchange Traded Funds). Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. DWS Technology VIP is classified as a non-diversified, open-end management investment company. Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares), except DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Effective July 31, 2008, Class B shares of DWS Janus Growth & Income VIP were liquidated. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in securities are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. Certain Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Each Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of each Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of each Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including each Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The aggregate value by input level, as of December 31, 2008, for each Portfolio's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of each Portfolio's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Interest Rate Swap Contracts. DWS Balanced VIP and DWS Strategic Income VIP may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Portfolio's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Portfolio agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Portfolio a variable rate payment, or the Portfolio agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Portfolio a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may buy or sell credit default swap contracts to seek to increase the Portfolio's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Portfolio securities. As a seller in the credit default swap contract, the Portfolio is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Portfolio. In return, the Portfolio receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio keeps the stream of payments with no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Portfolio functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Portfolio with the occurrence of a credit event. When the Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Portfolio is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Portfolio is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

The Portfolio adopted FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No.133 and FASB Interpretation No. 45", effective November 30, 2008. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the undiscounted maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.

The amendments to FIN 45 require additional disclosure about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period in this note and at the end of the Portfolio's Investment Portfolio.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. DWS Strategic Income VIP may enter into total return swap transactions to hedge against market and interest rate risk or to enhance returns. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for DWS Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio, except for DWS Money Market VIP, may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes. DWS Balanced VIP and DWS Strategic Income VIP may also enter into futures contracts as part of each Portfolio's global tactical asset allocation strategy.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Portfolio, except for DWS Money Market VIP, may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. DWS Balanced VIP and DWS Strategic Income VIP may enter into forward currency contracts as part of each Portfolio's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place. At the time the Portfolios enter into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Portfolios' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Portfolios will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2008, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforward Utilized ($)	Capital Loss Carryforward Expired ($)
DWS Balanced VIP	1,789,000	12/31/2010	—	—
	1,366,000	12/31/2011	—	—
	21,426,000	12/31/2016	—	—
DWS Blue Chip VIP	26,695,000	12/31/2016	—	—
DWS Core Fixed Income VIP	3,813,000	12/31/2014	—	—
	50,000	12/31/2015	—	—
	6,143,000	12/31/2016	—	—
DWS Dreman High Return Equity VIP	68,443,000	12/31/2016	—	—
DWS Dreman Small Mid Cap Value VIP	40,231,000	12/31/2016	—	—
DWS Global Thematic VIP	42,028,000	12/31/2016	—	—
DWS Government & Agency Securities VIP	930,000	12/31/2014	421,000	—
	924,000	12/31/2015	—	—
DWS High Income VIP	22,935,000	12/31/2009	—	16,113,000
	55,108,000	12/31/2010	—	—
	13,877,000	12/31/2011	—	—
	3,844,000	12/31/2014	—	—
	858,000	12/31/2015	—	—
	17,301,000	12/31/2016	—	—
DWS International Select Equity VIP	32,933,000	12/31/2016	—	—
DWS Janus Growth & Income VIP	8,636,000	12/31/2016	—	—
DWS Large Cap Value VIP	17,185,000	12/31/2016	—	—
DWS Mid Cap Growth VIP	20,154,000	12/31/2011	—	—
	936,000	12/31/2016	—	—
DWS Small Cap Growth VIP	11,291,000	12/31/2009	—	—
	71,888,000	12/31/2010	—	—
	4,155,000	12/31/2011	—	—
	8,113,000	12/31/2016	—	—
DWS Strategic Income VIP	1,611,000	12/31/2016	—	—
DWS Technology VIP	73,057,000	12/31/2009	—	—
	93,499,000	12/31/2010	—	—
	71,516,000	12/31/2011	—	—
	13,148,000	12/31/2016	—	—
DWS Turner Mid Cap Growth VIP	6,753,000	12/31/2016	—	—

In addition, from November 1, 2008 through December 31, 2008, the following Portfolios incurred net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

Portfolio
DWS Balanced VIP	$ 20,377,000
DWS Blue Chip VIP	12,172,000
DWS Conservative Allocation VIP	244,000
DWS Core Fixed Income VIP	14,342,000
DWS Davis Venture Value VIP	1,077,000
DWS Dreman High Return Equity VIP	78,628,000
DWS Dreman Small Mid Cap Value VIP	22,331,000
DWS Global Thematic VIP	12,260,000
DWS Government & Agency Securities VIP	4,625,000
DWS Growth Allocation VIP	575,000
DWS High Income VIP	6,542,000
DWS International Select Equity VIP	15,109,000
DWS Janus Growth & Income VIP	7,200,000
DWS Large Cap Value VIP	8,279,000
DWS Mid Cap Growth VIP	3,503,000
DWS Moderate Allocation VIP	265,000
DWS Small Cap Growth VIP	14,538,000
DWS Strategic Income VIP	1,428,000
DWS Technology VIP	6,328,000
DWS Turner Mid Cap Growth VIP	9,753,000

The Portfolios have reviewed the tax positions for the open tax years as of December 31, 2008 and have determined that no provision for income tax is required in the Portfolios' financial statements. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Portfolio, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. Net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. DWS Money Market VIP may take into account capital gains and losses in its daily dividend declarations. DWS Money Market VIP may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward foreign currency exchange contracts, investments in futures, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2008, the Portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Balanced VIP	11,623,050	—	(24,581,000)	(51,362,547)
DWS Blue Chip VIP	1,995,128	—	(26,695,000)	(34,966,453)
DWS Conservative Allocation VIP	1,035,788	181,442	—	(4,269,609)
DWS Core Fixed Income VIP	11,325,686	—	(10,006,000)	(34,741,950)
DWS Davis Venture Value VIP	2,441,329	11,752,162	—	(6,713,748)
DWS Dreman High Return Equity VIP	12,689,174	—	(68,443,000)	(37,565,747)
DWS Dreman Small Mid Cap Value VIP	4,331,470	—	(40,231,000)	(85,237,785)
DWS Global Thematic VIP	929,329	—	(42,028,000)	(22,227,008)
DWS Government & Agency Securities VIP	9,857,609	—	(1,854,000)	4,584,630
DWS Growth Allocation VIP	1,565,273	1,657,565	—	(11,898,247)
DWS High Income VIP	18,558,806	—	(113,923,000)	(64,273,900)
DWS International Select Equity VIP	5,138,636	—	(32,933,000)	(23,858,882)
DWS Janus Growth & Income VIP	1,300,772	—	(8,636,000)	(16,250,821)
DWS Large Cap Value VIP	2,810,754	—	(17,185,000)	(22,320,016)
DWS Mid Cap Growth VIP	—	—	(21,090,000)	(5,617,128)
DWS Moderate Allocation VIP	2,008,897	745,862	—	(11,390,828)
DWS Small Cap Growth VIP	—	—	(95,447,000)	(25,059,121)
DWS Strategic Income VIP	3,657,462	—	(1,611,000)	(8,970,305)
DWS Technology VIP	—	—	(251,220,000)	(23,491,040)
DWS Turner Mid Cap Growth VIP	—	—	(6,753,000)	(9,666,098)

In addition, the tax character of distributions paid by the Portfolios is summarized as follows:

	Distributions from ordinary income ($)*		Distributions from long-term capital gains ($)		Tax return of capital ($)
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
Portfolio	2008	2007	2008	2007	2008	2007
DWS Balanced VIP	17,874,817	19,822,898	—	—	—	—
DWS Blue Chip VIP	22,693,300	29,126,324	18,303,778	14,583,277	—	—
DWS Conservative Allocation VIP	1,973,217	1,232,404	3,209,268	1,555,295	—	—
DWS Core Fixed Income VIP	16,737,934	15,592,450	—	—	—	—
DWS Davis Venture Value VIP	7,868,190	2,795,861	31,468,257	5,303,652	—	—
DWS Dreman High Return Equity VIP	45,076,905	15,617,453	96,459,670	9,463,569	—	—
DWS Dreman Small Mid Cap Value VIP	41,897,747	29,285,554	134,320,787	68,746,041	—	—
DWS Global Thematic VIP	21,140,061	14,911,083	19,678,184	12,511,360	—	—
DWS Government & Agency Securities VIP	10,257,168	11,682,544	—	—	—	—
DWS Growth Allocation VIP	1,425,082	5,836,849	5,812,496	8,822,145	—	—
DWS High Income VIP	24,630,815	28,464,473	—	—	—	—
DWS International Select Equity VIP	31,101,295	11,746,411	29,324,473	24,138,562	—	—
DWS Janus Growth & Income VIP	1,526,587	1,145,877	11,064,755	—	—	—
DWS Large Cap Value VIP	16,375,766	7,889,590	40,280,218	8,775,628	—	—
DWS Moderate Allocation VIP	1,368,162	3,978,433	3,933,731	6,522,877	—	—
DWS Money Market VIP	10,231,661	17,550,147	—	—	—	—
DWS Strategic Income VIP	7,058,174	6,882,054	908,461	—	—	—
DWS Turner Mid Cap Growth VIP	5,018,188	—	18,129,623	12,012,158	10,923	—
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between each Portfolio in proportion to its relative net assets.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Real Estate Investment Trusts. DWS Balanced VIP and DWS Dreman Small Mid Cap Value VIP periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Portfolios distinguish between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Portfolio, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios and non-affiliated investment management companies are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations	813,891,432	883,115,897
US Treasury Obligations	250,216,900	254,136,016
DWS Blue Chip VIP	224,979,664	283,841,847
DWS Conservative Allocation VIP	11,133,264	8,709,336
DWS Core Fixed Income VIP excluding US Treasury Obligations	110,882,243	138,529,428
US Treasury Obligations	341,692,001	368,373,444
DWS Davis Venture Value VIP	40,237,723	127,433,637
DWS Dreman High Return Equity VIP	165,789,364	344,342,570
DWS Dreman Small Mid Cap Value VIP	185,488,147	262,937,061
DWS Global Thematic VIP	271,826,694	292,124,323
DWS Government & Agency Securities VIP excluding US Treasury Obligations	1,274,131,660	1,282,924,652
US Treasury Obligations	60,202,794	54,014,477
DWS Growth Allocation VIP	14,243,444	11,969,882
DWS High Income VIP	75,675,370	116,290,066
DWS International Select Equity VIP	231,765,481	270,812,787
DWS Janus Growth & Income VIP excluding US Treasury Obligations	67,764,101	107,157,122
US Treasury Obligations	6,019,069	—
DWS Large Cap Value VIP	173,390,197	193,408,495
DWS Mid Cap Growth VIP	29,333,339	41,619,618
DWS Moderate Allocation VIP	22,445,725	17,792,893
DWS Small Cap Growth VIP	82,223,324	113,783,168
DWS Strategic Income VIP excluding US Treasury Obligations	119,878,953	118,622,071
US Treasury Obligations	88,088,711	100,086,294
DWS Technology VIP	75,845,500	108,429,050
DWS Turner Mid Cap Growth VIP	153,306,708	178,375,782

For the year ended December 31, 2008, transactions for written options on interest rate swaps were as follows for DWS Strategic Income VIP:

	Contract Amount	Premiums
Outstanding, beginning of period	—	$ —
Options written	12,000,000	70,950
Outstanding, end of period	12,000,000	$ 70,950

For the year ended December 31, 2008, transactions for written options on securities were as follows for DWS Technology VIP:

	Number of Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	2,161	225,556
Options closed	(557)	(66,840)
Options expired	(1,604)	(158,716)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio or delegates such responsibility to each Portfolio's subadvisor.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from January 1, 2008 through April 30, 2008, the fees pursuant to the Investment Management Agreement were equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.470%
next $750 million	.445%
over $1 billion	.410%
DWS Blue Chip VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Conservative Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Core Fixed Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS Davis Venture Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $1.5 billion	.875%
over $2.5 billion	.850%
DWS Dreman High Return Equity VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Global Thematic VIP $0-$250 million	1.000%
next $500 million	.950%
next $750 million	.900%
next $1.5 billion	.850%
over $3 billion	.800%
DWS Government & Agency Securities VIP $0-$250 million	.550%
next $750 million	.530%
next $1.5 billion	.510%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
next $2.5 billion	.440%
over $12.5 billion	.420%
DWS Growth Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS High Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS International Select Equity VIP $0-$1.5 billion	.750%
next $1.75 billion	.735%
next $1.75 billion	.720%
over $5 billion	.705%
DWS Janus Growth & Income VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Mid Cap Growth VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Moderate Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Money Market VIP $0-$500 million	.385%
next $500 million	.370%
next $1.0 billion	.355%
over $2.0 billion	.340%
DWS Small Cap Growth VIP $0-$250 million	.650%
next $750 million	.625%
over $1 billion	.600%
DWS Strategic Income VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Technology VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Turner Mid Cap Growth VIP $0-$250 million	.800%
next $250 million	.785%
next $500 million	.770%
over $1 billion	.755%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the fees are equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.370%
next $750 million	.345%
over $1 billion	.310%
DWS Blue Chip VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Conservative Allocation VIP $0-$500 million	.065%
next $500 million	.055%
next $500 million	.045%
next $1 billion	.035%
over $2.5 billion	.025%
DWS Core Fixed Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Davis Venture Value VIP $0-$250 million	.865%
next $250 million	.840%
next $500 million	.815%
next $1.5 billion	.790%
over $2.5 billion	.765%
DWS Dreman High Return Equity VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.540%
next $2.5 billion	.530%
over $12.5 billion	.520%
DWS Global Thematic VIP $0-$250 million	.915%
next $500 million	.865%
next $750 million	.815%
next $1.5 billion	.765%
over $3 billion	.715%
DWS Government & Agency Securities VIP $0-$250 million	.450%
next $750 million	.430%
next $1.5 billion	.410%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
next $2.5 billion	.340%
over $12.5 billion	.320%
DWS Growth Allocation VIP $0-$500 million	.065%
next $500 million	.055%
next $500 million	.045%
next $1 billion	.035%
over $2.5 billion	.025%
DWS High Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS International Select Equity VIP $0-$1.5 billion	.650%
next $1.75 billion	.635%
next $1.75 billion	.620%
over $5 billion	.605%
DWS Janus Growth & Income VIP $0-$250 million	.665%
next $750 million	.640%
next $1.5 billion	.615%
over $2.5 billion	.590%
DWS Mid Cap Growth VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Moderate Allocation VIP $0-$500 million	.065%
next $500 million	.055%
next $500 million	.045%
next $1 billion	.035%
over $2.5 billion	.025%
DWS Money Market VIP $0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%
DWS Small Cap Growth VIP $0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%
DWS Strategic Income VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Technology VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Turner Mid Cap Growth VIP $0-$250 million	.715%
next $250 million	.700%
next $500 million	.685%
over $1 billion	.670%

The fee pursuant to the Investment Management Agreement is equivalent to the annual rates shown below of DWS Large Cap Value VIP's average daily net assets, accrued daily and payable monthly:

Annual Management Fee Rate
$0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%

Aberdeen Asset Management Inc. ("AAMI") serves as subadvisor to DWS Core Fixed Income VIP and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Janus Capital Management, LLC serves as subadvisor to DWS Janus Growth & Income VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as subadvisor to DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and is paid by the Advisor for its services.

For the year ended December 31, 2008, the Advisor has agreed to waive 0.05% of the monthly management fee based on average daily net assets of Class B of DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP.

For the period from January 1, 2008 through April 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Balanced VIP Class A	.51%
Class B	.89%
DWS Davis Venture Value VIP Class A	.86%
Class B	1.26%
DWS Government & Agency Securities VIP Class A	.63%
DWS Small Cap Growth VIP Class A	.72%
Class B	1.09%

For the period from January 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Conservative Allocation VIP Class B	.70%
DWS Core Fixed Income VIP Class A	.70%
DWS Government & Agency Securities VIP
Class B	1.04%
DWS Growth Allocation VIP Class B	.70%
DWS Moderate Allocation VIP Class B	.70%
DWS Strategic Income VIP Class A	.83%
Class B	1.23%
DWS Turner Mid Cap Growth VIP Class A	.94%
Class B	1.34%

For the period from January 1, 2008 through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Global Thematic VIP Class A	1.05%
Class B	1.45%
DWS Mid Cap Growth VIP Class A	.94%

For the period from January 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of the class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Mid Cap Growth VIP Class B	1.34%

For the period from January 1, 2008 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class A	.78%
Class B	1.11%
DWS Money Market VIP Class A	.44%
Class B	.79%

For the period from April 28, 2008 through July 31, 2008, the Advisor had voluntarily agreed to waive its fee or and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of the class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Portfolio Annual Rate
DWS Janus Growth & Income VIP Class B	1.15%

For the period from May 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.89%
Class B	1.29%
DWS Government & Agency Securities VIP
Class A	.64%

For the period from May 1, 2008 through September 30, 2008, the Advisor had voluntarily agreed to waive their fees or and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of the class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Small Cap Growth VIP Class B	1.09%

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Balanced VIP
Class B	1.22%
DWS Blue Chip VIP
Class B	1.25%
DWS Conservative Allocation VIP
Class B	.62%
DWS Davis Venture Value VIP Class A	.88%
Class B	1.28%
DWS Government & Agency Securities VIP Class A	.65%
Class B	1.05%
DWS Growth Allocation VIP
Class B	.63%
DWS High Income VIP
Class B	1.18%
DWS International Select Equity VIP
Class B	1.40%
DWS Janus Growth & Income VIP
Class A	.86%
DWS Large Cap Value VIP
Class B	1.25%
DWS Moderate Allocation VIP
Class B	.62%
DWS Small Cap Growth VIP
Class B	1.41%
DWS Strategic Income VIP Class A	.82%
Class B	1.22%
DWS Technology VIP
Class B	1.48%
DWS Turner Mid Cap Growth VIP
Class B	1.34%

Accordingly, for the year ended December 31, 2008, the total management fees charged, management fees waived and effective management fees are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Balanced VIP	1,716,044	48,022.39%
DWS Blue Chip VIP	1,059,617	—	.59%
DWS Conservative Allocation VIP	15,317	15,317.00%
DWS Core Fixed Income VIP	1,158,767	—	.54%
DWS Davis Venture Value VIP	2,136,001	377,471.74%
DWS Dreman High Return Equity VIP	3,949,911	—	.68%
DWS Dreman Small Mid Cap Value VIP	2,646,998	—	.68%
DWS Global Thematic VIP	1,138,988	441,223.58%
DWS Government & Agency Securities VIP	1,045,390	9,385.48%
DWS Growth Allocation VIP	26,040	13,477.05%
DWS High Income VIP	1,139,273	—	.54%
DWS International Select Equity VIP	1,244,991	—	.69%
DWS Janus Growth & Income VIP	897,800	—	.70%
DWS Large Cap Value VIP	1,214,541	—	.65%
DWS Mid Cap Growth VIP	252,379	51,613.56%
DWS Moderate Allocation VIP	30,022	15,508.05%
DWS Money Market VIP	1,247,502	74,810.30%
DWS Small Cap Growth VIP	733,616	29,376.57%
DWS Strategic Income VIP	578,416	12,958.57%
DWS Technology VIP	762,698	—	.70%
DWS Turner Mid Cap Growth VIP	737,881	16,056.73%

In addition, for the year ended December 31, 2008, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Conservative Allocation VIP	16,607
DWS Dreman High Return Equity VIP	2,522
DWS Growth Allocation VIP	28,321
DWS Large Cap Value VIP	94
DWS Moderate Allocation VIP	32,491
DWS Money Market VIP	129
DWS Small Cap Growth VIP	468

In addition, for the year ended December 31, 2008, the Advisor waived $3,955 of other expenses for DWS Conservative Allocation VIP.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to DWS Large Cap Value VIP. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, DIMA received an Administration Fee of $186,852, of which $9,823 is unpaid.

Effective May 1, 2008, the Portfolios noted below entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Portfolios. For all services provided under the Administrative Services Agreement, the Portfolios pay DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolios' average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through December 31, 2008, the Administration Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP	267,755	—	25,322
DWS Blue Chip VIP	105,793	—	8,763
DWS Conservative Allocation VIP	10,198	10,198	—
DWS Core Fixed Income VIP	129,626	—	12,210
DWS Davis Venture Value VIP	140,451	—	11,062
DWS Dreman High Return Equity VIP	331,580	—	25,687
DWS Dreman Small Mid Cap Value VIP	244,036	—	19,791
DWS Global Thematic VIP	72,094	—	5,163
DWS Government & Agency Securities VIP	143,349	—	18,783
DWS Growth Allocation VIP	16,931	—	1,613
DWS High Income VIP	131,305	—	11,897
DWS International Select Equity VIP	105,669	—	7,530
DWS Janus Growth & Income VIP	76,972	—	5,967
DWS Mid Cap Growth VIP	21,460	—	1,508
DWS Moderate Allocation VIP	19,414	—	1,881
DWS Money Market VIP	263,770	—	35,124
DWS Small Cap Growth VIP	74,373	—	5,571
DWS Strategic Income VIP	62,261	—	6,079
DWS Technology VIP	66,748	—	5,183
DWS Turner Mid Cap Growth VIP	59,597	—	4,070

Service Provider Fees. DWS Investments Fund Accounting Corporation ("DIFA"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. DIFA receives no fee for its services to each Portfolio, other than the Portfolios noted below. In turn, DIFA has delegated certain fund accounting functions to a third-party service provider. Effective May 1, 2008, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2008 through April 30, 2008, DIFA received a fee for its services as follows:

Portfolio	Total Aggregated ($)
DWS Conservative Allocation VIP	13,737
DWS Davis Venture Value VIP	37,943
DWS Dreman High Return Equity VIP	40,370
DWS Growth Allocation VIP	13,664
DWS Global Thematic VIP	69,550
DWS Janus Growth & Income VIP	25,585
DWS Mid Cap Growth VIP	20,790
DWS Moderate Allocation VIP	13,852
DWS Technology VIP	21,129
DWS Turner Mid Cap Growth VIP	22,504

DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2008, the amounts charged to each Portfolio by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP Class A	221	221	—
DWS Balanced VIP Class B	47	—	7
DWS Blue Chip VIP Class A	361	—	73
DWS Blue Chip VIP Class B	22	—	3
DWS Conservative Allocation VIP Class B	48	48	—
DWS Core Fixed Income VIP Class A	259	—	116
DWS Core Fixed Income VIP Class B	82	—	13
DWS Davis Venture Value VIP Class A	163	163	—
DWS Davis Venture Value VIP Class B	26	—	26
DWS Dreman High Return Equity VIP Class A	604	—	129
DWS Dreman High Return Equity VIP Class B	243	243	—
DWS Dreman Small Mid Cap Value VIP Class A	706	—	155
DWS Dreman Small Mid Cap Value VIP Class B	289	—	72
DWS Global Thematic VIP Class A	488	488	—
DWS Global Thematic VIP Class B	112	—	25
DWS Government & Agency Securities VIP Class A	552	552	—
DWS Government & Agency Securities VIP Class B	71	—	17
DWS Growth Allocation VIP Class B	48	48	—
DWS High Income VIP Class A	399	—	91
DWS High Income VIP Class B	33	—	7
DWS International Select Equity VIP Class A	152	—	45
DWS International Select Equity VIP Class B	23	—	6
DWS Janus Growth & Income VIP Class A	163	—	42
DWS Janus Growth & Income VIP Class B	40	10	6
DWS Large Cap Value VIP Class A	312	—	—
DWS Large Cap Value VIP Class B	60	60	—
DWS Mid Cap Growth VIP Class A	208	208	—
DWS Mid Cap Growth VIP Class B	26	—	7
DWS Moderate Allocation VIP Class B	48	48	—
DWS Money Market VIP Class A	711	711	—
DWS Money Market VIP Class B	52	52	—
DWS Small Cap Growth VIP Class A	387	151	236
DWS Small Cap Growth VIP Class B	—	—	—
DWS Strategic Income VIP Class A	147	—	147
DWS Strategic Income VIP Class B	38	6	6
DWS Technology VIP Class A	233	—	59
DWS Technology VIP Class B	142	—	37
DWS Turner Mid Cap Growth VIP Class A	93	93	—
DWS Turner Mid Cap Growth VIP Class B	41	—	6

Distribution Service Agreement. Under the Portfolios' Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2008, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP	5,567	—	—
DWS Blue Chip VIP	8,244	—	188
DWS Conservative Allocation VIP	39,976	39,976	—
DWS Core Fixed Income VIP	126,837	—	6,729
DWS Davis Venture Value VIP	17,012	—	454
DWS Dreman High Return Equity VIP	31,412	—	431
DWS Dreman Small Mid Cap Value VIP	83,016	—	4,823
DWS Global Thematic VIP	17,747	—	827
DWS Government & Agency Securities VIP	18,374	—	1,739
DWS Growth Allocation VIP	67,386	33,153	—
DWS High Income VIP	8,000	—	34
DWS International Select Equity VIP	11,230	—	20
DWS Janus Growth & Income VIP	3,511	—	—
DWS Large Cap Value VIP	6,151	—	—
DWS Mid Cap Growth VIP	1,412	—	4
DWS Moderate Allocation VIP	77,539	25,955	—
DWS Money Market VIP	10,318	255	—
DWS Small Cap Growth VIP	4,740	1	125
DWS Strategic Income VIP	7,116	—	—
DWS Technology VIP	6,303	—	329
DWS Turner Mid Cap Growth VIP	3,805	—	139

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Portfolio. For the year ended December 31, 2008, the amount charged to each Portfolio by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" was as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP	9,085	2,627
DWS Blue Chip VIP	7,848	2,198
DWS Conservative Allocation VIP	6,654	1,794
DWS Core Fixed Income VIP	9,615	2,794
DWS Davis Venture Value VIP	7,271	1,707
DWS Dreman High Return Equity VIP	8,655	2,932
DWS Dreman Small Mid Cap Value VIP	9,568	2,764
DWS Global Thematic VIP	9,231	4,038
DWS Government & Agency Securities VIP	11,181	4,835
DWS Growth Allocation VIP	7,064	2,239
DWS High Income VIP	7,418	2,270
DWS International Select Equity VIP	6,038	1,896
DWS Janus Growth & Income VIP	4,627	3,720
DWS Large Cap Value VIP	13,957	2,999
DWS Mid Cap Growth VIP	7,548	2,319
DWS Moderate Allocation VIP	7,067	2,240
DWS Money Market VIP	10,512	3,096
DWS Small Cap Growth VIP	4,350	3,044
DWS Strategic Income VIP	2,888	2,578
DWS Technology VIP	7,767	2,253
DWS Turner Mid Cap Growth VIP	8,870	2,802

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. During the period ended December 31, 2008, each Portfolio paid its allocated portion, as follows, of the retirement benefit to the non-continuing Independent Board Members, and each Portfolio was reimbursed by DIMA for this payment.

Portfolio	Amount ($)
DWS Balanced VIP	24,750
DWS Blue Chip VIP	11,186
DWS Conservative Allocation VIP	862
DWS Core Fixed Income VIP	12,990
DWS Davis Venture Value VIP	14,728
DWS Dreman High Return Equity VIP	37,816
DWS Dreman Small Mid Cap Value VIP	22,361
DWS Global Thematic VIP	7,091
DWS Government & Agency Securities VIP	10,950
DWS Growth Allocation VIP	1,514
DWS High Income VIP	11,933
DWS International Select Equity VIP	11,048
DWS Janus Growth & Income VIP	7,668
DWS Large Cap Value VIP	10,691
DWS Mid Cap Growth VIP	2,216
DWS Moderate Allocation VIP	1,769
DWS Money Market VIP	19,388
DWS Small Cap Growth VIP	7,592
DWS Strategic Income VIP	5,355
DWS Technology VIP	6,311
DWS Turner Mid Cap Growth VIP	5,807

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

The Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2008, the Portfolios' custodian fee was reduced under the arrangement as follows:

Portfolio	Amount ($)
DWS Balanced VIP	4,543
DWS Blue Chip VIP	52
DWS Core Fixed Income VIP	890
DWS Davis Venture Value VIP	337
DWS Dreman High Return Equity VIP	794
DWS Dreman Small Mid Cap Value VIP	706
DWS Government & Agency Securities VIP	182
DWS High Income VIP	2,091
DWS Janus Growth & Income VIP	295
DWS Large Cap Value VIP	519
DWS Mid Cap Growth VIP	68
DWS Money Market VIP	654
DWS Small Cap Growth VIP	158
DWS Strategic Income VIP	1,449
DWS Technology VIP	74
DWS Turner Mid Cap Growth VIP	370

G. Ownership of the Portfolios

At December 31, 2008, the beneficial ownership in each Portfolio was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 23% and 16%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58% and 36%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Conservative Allocation VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 38% and 12%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 74% and 23%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 62% and 27%. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 27%, 21%, 14% and 12%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 25% and 13%. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 40%, 17%, 17% and 11%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 37% and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS Growth Allocation VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 30% and 29%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 26% and 25%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 70% and 29%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 29% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 23%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 35%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Moderate Allocation VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 20% and 12%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 46%, 24% and 24%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 34%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 100%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59% and 34%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 92%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

H. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolios may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The facility borrowing limit for each Portfolio as a percentage of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	33%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	33%
DWS High Income VIP	33%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Turner Mid Cap Growth VIP	33%

At December 31, 2008, DWS Core Fixed Income VIP had a $250,000 outstanding loan. Interest expense incurred on the borrowing was $8,024 for the year ended December 31, 2008. The average dollar amount of the borrowings was $1,772,936, the weighted average interest rate on these borrowings was 1.49% and the Portfolio had a loan outstanding for 109 days throughout the period.

At December 31, 2008, DWS Dreman High Return Equity VIP had a $450,000 outstanding loan. Interest expense incurred on the borrowing was $15,847 for the year ended December 31, 2008. The average dollar amount of the borrowings was $1,566,583, the weighted average interest rate on these borrowings was 1.82% and the Portfolio had a loan outstanding for 199 days throughout the period.

At December 31, 2008, DWS Large Cap Value VIP had a $750,000 outstanding loan. Interest expense incurred on the borrowing was $197 for the year ended December 31, 2008. The average dollar amount of the borrowings was $520,588, the weighted average interest rate on these borrowings was 0.80% and the Portfolio had a loan outstanding for 17 days throughout the period.

I. Payments Made by Affiliates

During the year ended December 31, 2008, the Advisor fully reimbursed DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP $11,599, $6 and $1,022, respectively, for losses incurred on trades executed incorrectly. The Advisor also fully reimbursed DWS Moderate Allocation VIP $2,194 for a loss incurred in violation of investment restrictions. The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return.

In addition, during the year ended December 31, 2008, the Advisor fully reimbursed DWS International Select Equity VIP $354,782 for losses incurred on trades executed incorrectly.

J. Participation in the Treasury's Temporary Guarantee Program

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). DWS Money Market VIP is participating in the Program.

The Program is designed to protect the value of accounts in the Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Portfolio for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Portfolio's net asset value falls below $0.995 and the Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this report, ESF assets are approximately $52 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Portfolio bears the expenses of participating in the Program. The expense is determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.010%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee is equal to 0.015%. This expense is being amortized over the length of the participation in the Program and is included in "Other" expense on the Statement of Operations. Through December 31, 2008, the Portfolio has accrued $45,679. The Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, the Portfolio would need to pay an additional fee and there can be no assurances that the Portfolio would continue to participate. This expense is borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.

Neither the Portfolio nor Deutsche Investment Management Americas Inc., the Portfolio's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

K. Subsequent Event

The Board of Trustees has approved the termination of AAMI as the subadvisor for DWS Core Fixed Income VIP. Effective on or about February 27, 2009, DIMA will assume all day-to-day advisory responsibilities for the Portfolio that were previously delegated to AAMI.

L. Mergers

On November 21, 2008, the Board of Trustees of the Portfolios approved, in principle, the mergers of the DWS Davis Venture Value VIP (the "Acquired Portfolio") into the DWS Large Cap Value VIP and DWS Janus Growth & Income VIP (the "Acquired Portfolio") into the DWS Capital Growth VIP.

Completion of the mergers is subject to a number of conditions, including approval by shareholders of the Acquired Portfolios at the shareholder meeting expected to be held on or about April 20, 2009.

The Board of Trustees of the Trust has also approved the combination of the Class B shares of DWS Balanced VIP, DWS International Select Equity VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and DWS Turner Mid Cap Growth VIP into the Class A shares of the same Portfolio. The combinations are scheduled to become effective on or about March 6, 2009 (effective February 3, 2009 for the DWS Money Market VIP).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (the "Trust"), comprising the DWS Balanced VIP, DWS Blue Chip VIP, DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS Growth Allocation VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP, including the investment portfolios, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2009

Tax Information (Unaudited)

The following Portfolios paid distributions from net long-term capital gains during the year ended December 31, 2008 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	1.14	100
DWS Conservative Allocation VIP	2.05	100
DWS Davis Venture Value VIP	1.47	100
DWS Dreman High Return Equity VIP	1.77	100
DWS Dreman Small Mid Cap Value VIP	5.64	100
DWS Global Thematic VIP	1.98	100
DWS Growth Allocation VIP	2.32	100
DWS International Select Equity VIP	2.04	100
DWS Janus Growth & Income VIP	.84	100
DWS Large Cap Value VIP	3.43	100
DWS Moderate Allocation VIP	1.30	100
DWS Strategic Income VIP	.10	100
DWS Turner Mid Cap Growth VIP	1.72	100

The following Portfolios designated as capital gain dividends for their year ended December 31, 2008:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
DWS Davis Venture Value VIP	12,927,000	100
DWS Growth Allocation VIP	1,823,000	100
DWS Moderate Allocation VIP	820,000	100

For corporate shareholders, the following percentage of income dividends paid during the following Portfolios' fiscal year ended December 31, 2008 qualified for the dividends received deduction:

Portfolio	Dividends Received %
DWS Balanced VIP	20
DWS Blue Chip VIP	84
DWS Conservative Allocation VIP	13
DWS Davis Venture Value VIP	89
DWS Dreman High Return Equity VIP	88
DWS Dreman Small Mid Cap Value VIP	83
DWS Global Thematic VIP	22
DWS Growth Allocation VIP	59
DWS Janus Growth & Income VIP	35
DWS Large Cap Value VIP	93
DWS Moderate Allocation VIP	100

DWS Global Thematic VIP paid foreign taxes of $158,191 and earned $659,182 of foreign source income during the year ended December 31, 2008. Pursuant to section 853 of the Internal Revenue Code, the Portfolio designates $0.01 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended December 31, 2008.

DWS International Select Equity VIP paid foreign taxes of $454,368 and earned $5,467,917 of foreign source income during the year ended December 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates $0.03 per share as foreign taxes paid and $0.38 per share as income earned from foreign sources for the year ended December 31, 2008.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Fund's investment management agreement (the "Investment Management Agreements") with Deutsche Investment Management Americas Inc. ("DIMA") and, for each sub-advised Fund, the sub-advisory agreement (the "Sub-Advisory Agreements," and together with the Investment Management Agreements, the "Agreements") between DIMA and the sub-advisor (the "Sub-Advisors") in September 2008.1

1 The Sub-Advisors are: Davis Selected Advisers, L.P. (DWS Davis Venture Value VIP); Dreman Value Management L.L.C. (DWS Dreman Small Mid Cap Value VIP and DWS Dreman High Return Equity VIP); Aberdeen Asset Management, Inc. (DWS Core Fixed Income VIP); Janus Capital Management LLC (DWS Janus Growth & Income VIP); Turner Investment Partners, Inc. (DWS Turner Mid Cap Growth VIP); and Deutsche Asset Management International GmbH, an affiliate of DIMA (DWS Large Cap Value VIP and DWS Balanced VIP).

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of the Funds' Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee and Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of each Fund's performance, fees and expenses, and profitability compiled by the Funds' independent fee consultant. The Board also received extensive information throughout the year regarding performance of each Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Funds' independent fee consultant in the course of their review of each Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of each Fund's Rule 12b-1 plan (as applicable), distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of each Fund. The Board considered, generally, that shareholders chose to invest or remain invested in each Fund knowing that DIMA managed the Fund, and that the Agreements were approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA's and the Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and the Sub-Advisors provide portfolio management services to the Funds and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Funds. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and the Sub-Advisors to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and the Sub-Advisors. The Board reviewed each Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and the Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered each Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). The Board considered each Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how each Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and the Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Investment Management Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Fund in particular, except for DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP. For DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP, the Board did not receive profitability information with respect to the Funds, but did receive such information with respect to the funds in which each Fund invests. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of each Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of each Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board also considered the estimated profitability of the Sub-Advisors based on revenues and expenses provided by the Sub-Advisors and concluded that the estimated profitability realized by each Sub-Advisor in connection with the management of its respective Fund(s) was not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any economies of scale. The Board noted that each Fund's management fee schedule includes fee breakpoints. The Board concluded that each Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and the Sub-Advisors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and the Sub-Advisors and their affiliates, including any fees received by DIMA for administrative services provided to each Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and the Sub-Advisors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and the Sub-Advisors related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

In connection with the factors described above, the Board considered factors specific to each Fund, as discussed below.

DWS Mid Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and five-year periods ended December 31, 2007 and outperformed its benchmark in the three-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Blue Chip VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Davis Venture Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed it benchmark in the five-year period ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Dreman High Return Equity VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and outperformed its benchmark in the five-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and the Sub-Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA and the Sub-Advisor have made significant changes in investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Dreman Small Mid Cap Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses.

DWS Global Thematic VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS International Select Equity VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed its benchmark in the five-year period ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be equal to the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Janus Growth & Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and the Sub-Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA and the Sub-Advisor have made significant changes in investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Large Cap Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed its benchmark in the five-year period ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Small Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Technology VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance, including the introduction of a new portfolio management team in 2006.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Balanced VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in the past year, including adding DeAMi as sub-advisor for a portion of the large cap value allocation of the Fund, in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Turner Mid Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Conservative Allocation VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2007, the Fund's performance (Class B shares) was in the 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class B shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class B expenses less any applicable 12b-1 fees). The Board considered DIMA's representation that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. Based upon questions from the Independent Trustees, the independent fee consultant produced additional customized information on the peer universe. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Moderate Allocation VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2007, the Fund's performance (Class B shares) was in the 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class B shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class B expenses less any applicable 12b-1 fees). The Board considered DIMA's representation that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. Based upon questions from the Independent Trustees, the independent fee consultant produced additional customized information on the peer universe. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Growth Allocation VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2007, the Fund's performance (Class B shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has performed equal to its benchmark in the one-year period ended December 31, 2007 and underperformed its benchmark in the three-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class B shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class B expenses less any applicable 12b-1 fees). The Board considered DIMA's representation that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. Based upon questions from the Independent Trustees, the independent fee consultant produced additional customized information on the peer universe. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Core Fixed Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and the Sub-Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses.

DWS Government & Agency Securities VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS High Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Strategic Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Money Market VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

• • • • •

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of each Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investment Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-2 (R-9042-1 2/09)

DWS VARIABLE SERIES I

PART C: OTHER INFORMATION

Item 15. Indemnification

A policy of insurance covering Deutsche Investment Management Americas Inc., the Registrant’s investment adviser (the “Adviser”), its subsidiaries, including DWS Investments Distributors, Inc., and all of the registered investment companies advised by the Adviser insures the Registrant’s trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article IV, Sections 4.1-4.3 of Registrant’s declaration of trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the Registrant’s investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

The Adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then the Adviser has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Adviser and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of the Adviser and the Registrant, then the Adviser shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, the Adviser has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by the Adviser (or by a representative of the Adviser acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of the Adviser, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to the Adviser or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that the Adviser will be obligated to pay under this provision for all loss or expense shall not exceed the amount that the Adviser and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless the Adviser prevails on the merits of any such dispute in a final, nonappealable court order.

The Adviser is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the board of Trustees of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that the Adviser has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to the Adviser.

Item 16. Exhibits

(1)	Amended and Restated Declaration of Trust dated June 2, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(2)	Amended and Restated By-laws dated April 1, 2008 are incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)	(a)	Articles V, VI, and VII and Sections 4.1 and 4.2 of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b)	Articles 8 and 9 of the Amended and Restated Bylaws of the Registrant included in response to Item 16(2) of this Part C.

(6)	Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated June 1, 2006 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement as filed on April 30, 2007.

(7)	(a)

Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

(b)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on April 30, 2003.

(8)	Not applicable.

(9)	(a)

Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(b)	Amended and Restated Master Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated October 17, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(10)	(a)

Form of Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on April 30, 2007.

(b)	Master Distribution Plan for Class B shares pursuant to Rule 12b-1, as amended September 30, 2002, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on April 30, 2003.

(c)	Master Distribution Plan for Class B shares pursuant to Rule 12b-1 dated February 9, 1996 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(11)	Opinion of Ropes & Gray LLP, including consent, is filed herein.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to tax matters, including consent, is filed herein.

(13) (a)	Amended and Restated Administrative Services Agreement dated October 1, 2008 is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(b)	Form of Participation Agreement, filed herein.

(c)	Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(d)	Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(e)	Letter of Indemnity to the Independent Trustees dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(f)	Agency Agreement, dated May 1 2001, between the Registrant and Scudder Investments Service Company is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on April 30, 2007.

(g)	Amendment No. 1, dated June 11, 2002, to the Agency Agreement dated May 1 2001 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on April 30, 2007.

(h)	Agency Agreement Fee Schedule dated October 1, 2006 is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on April 30, 2007.

(i)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(j)	Form of Expense Limitation Agreement between the Registrant and Deutsche Investment Management Americas Inc. is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(14)	(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, filed herein.

(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, filed herein.

(15)	Not Applicable.

(16)	Power of Attorney is incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-156991) filed January 28, 2009.

(17)	Not Applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the city of New York, and State of New York, on the 12th day of March 2009.

DWS VARIABLE SERIES I

By:	/s/ Michael G. Clark
Michael G. Clark
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 12, 2009.

SIGNATURE	TITLE
/s/ Michael G. Clark
Michael G. Clark	President

/s/ Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer

/s/ John W. Ballantine
John W. Ballantine*	Trustee

/s/ Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Trustee

/s/ Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Trustee

/s/ Keith R. Fox
Keith R. Fox*	Trustee

/s/ Paul K. Freeman
Paul K. Freeman*	Chairperson and Trustee

/s/ Kenneth C. Froewiss
Kenneth C. Froewiss*	Trustee

/s/ Richard J. Herring
Richard J. Herring*	Trustee

/s/ William McClayton
William McClayton*	Trustee

/s/ Rebecca W. Rimel
Rebecca W. Rimel*	Trustee

SIGNATURE	TITLE
/s/ William N. Searcy, Jr.
William N. Searcy, Jr.*	Trustee

/s/ Jean Gleason Stromberg
Jean Gleason Stromberg*	Trustee

/s/ Robert H. Wadsworth
Robert H. Wadsworth*	Trustee

/s/ Axel Schwarzer
Axel Schwarzer*	Trustee

*By:	/s/ John Millette
John Millette**
**	Attorney-in-fact pursuant to the power of attorney previously filed.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
11	Opinion and Consent of Ropes & Gray LLP

12	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP

13(b)	Form of Participation Agreement

14(a)	Consent of Ernst & Young LLP

14(b)	Consent of PricewaterhouseCoopers LLP